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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-1879
Janus Investment Fund
(Exact name of registrant as specified in charter)
151 Detroit Street, Denver, Colorado 80206
(Address of principal executive offices) (Zip code)
Stephanie Grauerholz, 151 Detroit Street, Denver, Colorado 80206
(Name and address of agent for service)
Registrant’s telephone number, including area code: 303-333-3863
Date of fiscal year end: 9/30
Date of reporting period: 9/30/14

Item 1 - Reports to Shareholders

annual report
September 30, 2014

Janus Alternative Fund

Janus Global Real Estate Fund

highlights

•	Portfolio management perspective
•	Investment strategy behind your fund
•	Fund performance, characteristics and holdings

            Janus Alternative Fund

Janus Global Real Estate Fund (unaudited)

FUND SNAPSHOT
We believe a flexible approach to global real estate investing that concentrates on businesses with prime assets in strategic locations, outsized growth potential and/or unrecognized embedded value will lead to substantial wealth creation over time. We use intensive fundamental research in an effort to uncover investments that have developed a targeted and/or vertically integrated real estate platform, practice disciplined capital allocation and show a clear ability to create value.
Patrick Brophy portfolio manager

PERFORMANCE

On a relative basis, Janus Global Real Estate Fund outperformed during the 12-month period ending September 30, 2014. The Fund’s Class I Shares finished the period up 12.28%, beating its benchmark, the FTSE EPRA/NAREIT Global Index, which gained 6.01%.

INVESTMENT ENVIRONMENT

Having devoted a big chunk of our last two annual letters to a discussion of our deep concerns surrounding debt – more specifically, sovereign debt in the developed world – and the potential unintended consequences of unprecedented easy-money policies, we will spare you this year. We don’t, however, want to give you the impression that we have lost our resolve on the issue, even though it’s admittedly getting much harder (and lonelier!) to wave the caution flag as markets dance away to the free-money orchestra, which seems to get a fresh dose of musicians every time the music slows even slightly. Maybe we’ve simply become too curmudgeonly, or it will actually “be different this time.” But having spent our career in a capital-intensive sector that relies heavily on debt, we’ve seen how quickly leverage can move from helpful to intoxicating to massively destructive. As we said last year, at some point economies and markets need to be left to stand on their own two feet; and as far as we’re concerned, the sooner the better.

Putting the debt debate aside, let’s move on to what we care about most: real estate. We’ve discussed at length in past letters what we view as the multiple wealth creation/preservation attributes of the sector, so we thought we’d spend some time here highlighting how the real estate investment world is evolving. And on that front, we believe there is a dominant trend: like just about every other sector/industry we know of, real estate is becoming more efficient. Information is increasingly ubiquitous and much more widely disseminated; capital is more available and moves more freely; transparency is up, both as it relates to granular market trends – leasing, occupancy, cap rates, new supply, etc. – and best practices at the property management level; and in a sector that at the end of the day is still very much a “local” business, outsiders can now more easily crash the party, as the playing field is indeed rapidly becoming increasingly global. Yes, even in a stodgy, old industry like real estate, technology is having a massive impact.

Now, more efficient real estate markets are undoubtedly a societal plus – better allocation of capital, less volatility and a more capable “landlord to the global economy” – but from an investment standpoint, this clear progress is not necessarily a good thing. We’ve long described real estate markets as “blissfully inefficient,” and that inefficiency is a big part of what drew us to the industry (maybe we were just young and confused, but we at least understood that inefficiency breeds investment opportunity). The end result: our job is getting more difficult. Yet, the upside is that, even with all the recent progress, there remain significant inefficiencies, and it’s likely that to some degree many are structural. Each market has its own quirks, which can range from zoning/policy/building restrictions and basic supply/demand trends to ownership concentrations, demographics and environmental issues. Likewise, every sub-sector is unique; operating an office portfolio is very different from owning and managing apartments, just as there are vastly different requirements for property sectors as diverse as data centers, billboards, malls, cell towers and senior housing. Put simply, we still think that there are substantial opportunities to uncover an investment edge, which is what we set out to do every day.

PERFORMANCE DISCUSSION

Our relative outperformance during the year was driven by stock selection, which was particularly strong in the U.S. and Japan. Among geographies with a relatively large weighting in the index, stock selection was weakest in Hong Kong and Australia.

Our geographic allocation also contributed to relative performance, though to a lesser degree. Underweights to

Janus Alternative Fund | 1

Janus Global Real Estate Fund (unaudited)

Japan and China, and an overweight to the U.S. were the largest contributors to relative results. Notable detractors were overweights to Brazil and the UK.

In terms of returns by sub-industry, the top contributors to the Fund’s performance were mortgage REITs and real estate services companies. Subtracting the most from relative performance were casino/gaming companies and diversified real estate companies. Our underweights to retail and residential REITs also hurt.

We’ve long emphasized that we have a somewhat atypical investment approach that hinges on our ability to capitalize on our research and the firm’s wide-ranging knowledge of multiple sectors to generate real estate ideas/opportunities that might be a bit off the beaten path, often not in the index. While usually a relatively small percentage of overall holdings (10-15%), these positions are often meaningful contributors to overall returns. We refer to these investments as special situations, and this year six of the Fund’s top ten contributors fit that billing. The six range from diversified real estate investors and hybrid REITs to homebuilders, hotel owners and the largest owner/operator of golf courses in the U.S. We believe all six are very much in the real estate business, and their positioning in the portfolio is predicated on the attractiveness of their valuation and risk/reward profile relative to opportunities in the index.

Top contributor NorthStar Realty was one of those special situations. NorthStar is a U.S.-based hybrid REIT involved in multiple businesses, ranging from real estate lending and debt structuring to private REIT management and the ownership of health care facilities, hotels and manufactured housing communities. We believe the company has proved an opportunistic and astute allocator of capital, and think that its recently completed spin-off of its asset management group will provide greater visibility into its potential for solid cash flow growth and further dividend increases.

Even though it’s now included in most of the major indexes, Chatham Lodging was another special situation when we first invested. The REIT was launched in 2010 to assemble a portfolio of upscale extended-stay and branded select-service hotels. We’ve been pleased with the company’s execution to date, and its focus on select service, a sector many of the larger hotel REITs shy away from, provides an attractive growth opportunity, in our opinion. The stock was buoyed earlier in the year by news of share purchases by activist investors, one of whom floated an offer to buy the company, and more recently by a large, strategic joint-venture that greatly expanded and, in our view, enhanced its portfolio.

While generally pleased with our performance during the period, we certainly had some hiccups and several holdings that put up disappointing results. Our biggest detractor was Mitsubishi Estate, one of the leading real estate companies in Japan, with a dominant leasing portfolio position in Marunouchi, the premier business location in Tokyo. In hindsight, we think a large part of its weak return was a too-much-too-fast reaction to an exceptional 2013, and we still like its long-term prospects. Supply growth of Class A space in central Tokyo is limited, and vacancy rates have remained in a fairly tight range over the last several years. In addition, as a result of the deregulation of plot ratio allowances, Mitsubishi Estate is able to redevelop a number of its Marunouchi buildings and increase rentable square footage. These redevelopments are typically high-return projects for the company.

Hang Lung has been volatile over the last two years, and finished the 12-month period down a very disappointing 14%. We continue to believe that the company’s prospects remain closely tied to growth in domestic consumption in China, which we should point out is one of the top priorities of the most recent five-year plan produced by the central government. And, while we haven’t wavered from our core thesis that a first-mover advantage in premium shopping mall development in second-tier cities in China should lead to significant value creation over the next decade, we acknowledge that initial yields on recent openings have been below pro forma, and the ramp in competitive supply has been more rapid and robust than we anticipated. The stock is currently under review.

Please see the Derivative Instruments section in the “Notes to Financial Statements” for derivatives used by the Fund.

OUTLOOK

Despite a weak calendar third quarter – the final quarter of our fiscal year – that closed out with a dismal September, we actually remain fairly constructive on the real estate space as we charge into year-end 2014. This is in light of our considerable concerns about the strength and sustainability of the global recovery, more worries about geopolitical tensions, and increasing skepticism about the ability of policy makers, particularly in the U.S., to make difficult decisions. While certainly over-used, we think the “addict” analogy is appropriate; easy money is addictive, and weaning a still fragile global economy off of it will take courage and resolve, both of which seem in short supply in today’s public sector. Yes, there will be short-term pain, but we believe the alternative would prove

2 | SEPTEMBER 30, 2014

(unaudited)

far worse. We simply don’t see the current policies of most of the world’s central banks as sustainable. This is precisely why we like being defensively positioned in an alternative asset class like real estate. We believe the sector has multiple attributes that could prove fortuitous in the coming months, and, if we had to identify a couple right now that we’d expect to garner increasing attention from investors, they would be the potential inflation hedge, scarcity value and yield generation associated with many of these hard assets.

Circling back to our opening discussion about the growing difficulty of sustaining an investment edge in increasingly efficient real estate markets, we will wrap up with a few high-level thoughts on three of the factors that we think are likely to boost potential returns in the coming year. First, there’s development. Delivering new, state-of-the-art product in heated acquisition markets – in many cases over-heated, at least in our view – where deals are being done at prices in excess of replacement cost is a solid means of enhancing net asset value. Secondly, there are the opportunistic and nimble management teams. These are the managers who typically have strong balance sheets and vertically-integrated platforms, giving them multiple levers with which to grow their businesses, take advantage of market dislocations and accretively recycle capital. And finally, there’s M&A (mergers and acquisitions). We’ve seen an uptick in the last year, and we believe it’s still early days – it’s a yield-starved world, and the wall of capital seeking good bricks and mortar (cash-flowing commercial real estate) seems to get bigger by the day. We hope our focus on discounted valuation will lead us to some attractive take-out candidates.

Thank you for your continued investment in Janus Global Real Estate Fund.

Janus Alternative Fund | 3

Janus Global Real Estate Fund (unaudited)

Janus Global Real Estate Fund At A Glance

5 Top Performers – Holdings

Contribution

NorthStar Realty Finance Corp.	1.07%
Chatham Lodging Trust	1.02%
Kennedy-Wilson Holdings, Inc.	0.92%
Brookfield Asset Management, Inc. – Class A (U.S. Shares)	0.73%
Digital Realty Trust, Inc.	0.66%

5 Bottom Performers – Holdings

Contribution

Mitsubishi Estate Co., Ltd.	–0.47%
Hang Lung Properties, Ltd.	–0.40%
Iida Group Holdings Co., Ltd.	–0.30%
Wharf Holdings, Ltd.	–0.22%
PDG Realty SA Empreendimentos e Participacoes	–0.21%

4 Top Performers – Sectors*

		Fund Weighting	FTSE EPRA/NAREIT Global
	Fund Contribution	(Average % of Equity)	Index Weighting

Financials	6.40%	81.18%	99.20%
Consumer Discretionary	1.04%	8.00%	0.65%
Utilities	0.26%	2.11%	0.00%
Energy	0.12%	0.10%	0.00%

4 Bottom Performers – Sectors*

		Fund Weighting	FTSE EPRA/NAREIT Global
	Fund Contribution	(Average % of Equity)	Index Weighting

Other**	–0.34%	6.84%	0.08%
Health Care	–0.06%	1.06%	0.05%
Materials	0.03%	0.21%	0.00%
Industrials	0.04%	0.50%	0.02%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.
*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

**	Not a GICS classified sector.

4 | SEPTEMBER 30, 2014

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of September 30, 2014

Chatham Lodging Trust Real Estate Investment Trusts (REITs)	3.4%
Kennedy-Wilson Holdings, Inc. Real Estate Management & Development	3.2%
Simon Property Group, Inc. Real Estate Investment Trusts (REITs)	2.6%
Kennedy Wilson Europe Real Estate PLC Real Estate Management & Development	2.4%
CapitaLand, Ltd. Real Estate Management & Development	2.4%

14.0%

Asset Allocation – (% of Net Assets)
As of September 30, 2014

Emerging markets comprised 5.6% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)
As of September 30, 2014

As of September 30, 2013

Janus Alternative Fund | 5

Janus Global Real Estate Fund (unaudited)

Performance

				Expense Ratios –
Average Annual Total Return – for the periods ended September 30, 2014				per the January 28, 2014 prospectuses
	One	Five	Since	Total Annual Fund	Net Annual Fund
	Year	Year	Inception*	Operating Expenses	Operating Expenses

Janus Global Real Estate Fund – Class A Shares

NAV	11.84%	11.35%	4.46%	1.26%	1.26%

MOP	5.39%	10.03%	3.56%

Janus Global Real Estate Fund – Class C Shares

NAV	11.14%	10.51%	3.80%	2.00%	2.00%

CDSC	10.14%	10.51%	3.80%

Janus Global Real Estate Fund – Class D Shares(1)	12.15%	11.22%	3.27%	1.05%	1.03%

Janus Global Real Estate Fund – Class I Shares	12.28%	11.68%	4.75%	0.96%	0.96%

Janus Global Real Estate Fund – Class S Shares	11.75%	11.19%	4.34%	1.40%	1.40%

Janus Global Real Estate Fund – Class T Shares	12.02%	11.54%	3.80%	1.13%	1.13%

FTSE EPRA/NAREIT Global Index	6.01%	10.29%	1.52%

FTSE EPRA/NAREIT Developed Index	6.71%	11.26%	2.05%

Morningstar Quartile – Class I Shares	1st	1st	1st

Morningstar Ranking – based on total return for Global Real Estate Funds	1/221	13/174	6/151

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Net expense ratios reflect the expense waiver, if any, Janus Capital has contractually agreed to through February 1, 2015.

See important disclosures on the next page.

6 | SEPTEMBER 30, 2014

(unaudited)

This Fund has a performance-based management fee that may adjust up or down based on the Fund’s performance.

A Fund’s performance may be affected by risks that include those associated with nondiversification, non-investment grade debt securities, high-yield/high-risk securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest. Additional risks to a Fund may also include, but are not limited to, those associated with investing in foreign securities, emerging markets, initial public offerings, real estate investment trusts (REITs), derivatives, short sales, commodity-linked investments and companies with relatively small market capitalizations. Each Fund has different risks. Please see a Janus prospectus for more information about risks, Fund holdings and other details.

Foreign securities are subject to additional risks including currency fluctuations, political and economic uncertainty, increased volatility and differing financial and information reporting standards, all of which are magnified in emerging markets.

Investments in REITs may be subject to a higher degree of market risk because of concentration in a specific industry, sector or geographic region. REITs may be subject to risks including, but not limited to: legal, political, liquidity, interest rate risks, a decline in the value of real estate, risks related to general and economic conditions, changes in the value of the underlying property owned by the trust and defaults by borrowers.

Holding a meaningful portion of assets in cash or cash equivalents may negatively affect performance.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Class A Shares, Class C Shares, Class I Shares, and Class S Shares commenced operations on July 6, 2009, after the reorganization of each class of the predecessor fund into corresponding shares of the Fund. Performance shown for each class for periods prior to July 6, 2009, reflects the historical performance of each corresponding class of the predecessor fund prior to the reorganization, calculated using the fees and expenses of the corresponding class of the predecessor fund respectively, net of any applicable fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010. Performance shown for periods prior to February 16, 2010, reflects the historical performance of the Fund’s Class I Shares, calculated using the fees and expenses of Class D Shares, without the effect of any fee and expense limitations or waivers.

Class T Shares commenced operations on July 6, 2009. Performance shown for Class T Shares for periods prior to July 6, 2009, reflects the historical performance of the predecessor fund’s Class I Shares, calculated using the fees and expenses of Class T Shares, without the effect of any fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2014 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

A Fund’s portfolio may differ significantly from the securities held in an index. An index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Fund Report.”

*	The predecessor Fund’s inception date – November 28, 2007

(1) Closed to new investors.

Janus Alternative Fund | 7

Janus Global Real Estate Fund (unaudited)

Expense Examples
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees; administrative services fees payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses
The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				Hypothetical
	Actual			(5% return before expenses)
	Beginning	Ending	Expenses	Beginning	Ending	Expenses
	Account	Account	Paid During	Account	Account	Paid During	Net Annualized
	Value	Value	Period	Value	Value	Period	Expense Ratio
	(4/1/14)	(9/30/14)	(4/1/14 - 9/30/14)†	(4/1/14)	(9/30/14)	(4/1/14 - 9/30/14)†	(4/1/14 - 9/30/14)

Class A Shares	$1,000.00	$1,037.50	$6.69	$1,000.00	$1,018.50	$6.63	1.31%

Class C Shares	$1,000.00	$1,033.70	$10.60	$1,000.00	$1,014.64	$10.51	2.08%

Class D Shares	$1,000.00	$1,038.40	$5.88	$1,000.00	$1,019.30	$5.82	1.15%

Class I Shares	$1,000.00	$1,039.10	$5.16	$1,000.00	$1,020.01	$5.11	1.01%

Class S Shares	$1,000.00	$1,036.10	$7.45	$1,000.00	$1,017.75	$7.39	1.46%

Class T Shares	$1,000.00	$1,037.30	$6.13	$1,000.00	$1,019.05	$6.07	1.20%

†	Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

8 | SEPTEMBER 30, 2014

Janus Global Real Estate Fund

Schedule of Investments

As of September 30, 2014

Shares		Value

Common Stock – 94.4%
Capital Markets – 1.1%
94,679	NorthStar Asset Management Group, Inc., New York	$1,743,987
50,998	Tricon Capital Group, Inc.#	351,129

		2,095,116
Construction & Engineering – 0.1%
48,959	UGL, Ltd.	260,332
Electric Utilities – 1.5%
77,397	Brookfield Infrastructure Partners LP	2,941,086
Health Care Providers & Services – 0.9%
84,104	Capital Senior Living Corp.*	1,785,528
Hotels, Restaurants & Leisure – 4.4%
98,641	ClubCorp Holdings, Inc.	1,956,051
119,288	Crown Resorts, Ltd.	1,434,843
29,300	Las Vegas Sands Corp.	1,822,753
13,011	Vail Resorts, Inc.	1,128,835
32,622	Whitbread PLC	2,195,645

		8,538,127
Household Durables – 3.8%
60,300	First Juken Co., Ltd.	767,733
67,300	Iida Group Holdings Co., Ltd.	824,169
133,318	LGI Homes, Inc.	2,447,718
222,056	New Home Co., Inc.*	2,997,756
435,800	PDG Realty SA Empreendimentos e Participacoes	195,865

		7,233,241
Independent Power and Renewable Electricity Producers – 1.0%
54,354	Abengoa Yield PLC*	1,933,915
Industrial Conglomerates – 1.0%
3,828,000	Shun Tak Holdings, Ltd.	1,878,852
Media – 1.4%
54,100	Fuji Media Holdings, Inc.	805,235
40,139	Lamar Advertising Co. – Class A	1,976,846

		2,782,081
Metals & Mining – 0.2%
195,279	Copper Mountain Mining Corp.*	422,018
Oil, Gas & Consumable Fuels – 0.7%
55,677	Hoegh LNG Partners LP*	1,275,560
Real Estate Investment Trusts (REITs) – 49.0%
56,636	Acadia Realty Trust	1,562,021
2,521,261	AIMS AMP Capital Industrial REIT	2,831,443
35,864	Alexandria Real Estate Equities, Inc.	2,644,970
79,395	American Assets Trust, Inc.	2,617,653
41,695	American Tower Corp.	3,903,903
1,873,800	Ascott Residence Trust	1,814,666
688,815	Astro Japan Property Group	2,683,298
12,510	AvalonBay Communities, Inc.	1,763,535
20,819	Boston Properties, Inc.	2,410,007
583,904	Charter Hall Group	2,091,656
285,834	Chatham Lodging Trust	6,597,049
78,490	Colony Financial, Inc.	1,756,606
785,158	Concentradora Fibra Danhos SA de CV	2,116,486
775,066	Concentradora Fibra Hotelera Mexicana SA de CV	1,358,033
1,267,243	Cromwell Property Group	1,054,153
44,407	Digital Realty Trust, Inc.#	2,770,109
69,073	DuPont Fabros Technology, Inc.	1,867,734
96,327	Education Realty Trust, Inc.	990,241
46,401	Equity Commonwealth*	1,192,970
29,944	Equity Lifestyle Properties, Inc.	1,268,428
153,018	Great Portland Estates PLC	1,584,254
1,225	Hulic REIT, Inc.	1,971,146
36,465	Kite Realty Group Trust	883,912
99,588	Land Securities Group PLC	1,671,123
233,773	Lexington Realty Trust#	2,288,638
24,814	Macerich Co.	1,583,878
57,770	Mack-Cali Realty Corp.	1,103,985
31,000	Morguard Real Estate Investment Trust	513,252
1,516	Mori Hills REIT Investment Corp.	2,107,462
1,879,416	National Storage REIT	2,201,347
834	Nippon Prologis REIT, Inc.	1,936,952
172,885	NorthStar Realty Finance Corp.	3,054,878
74,974	Pebblebrook Hotel Trust	2,799,529
49,808	Post Properties, Inc.	2,557,143
296,100	Prologis Property Mexico SA de CV	622,663
33,394	Prologis, Inc.	1,258,954
240,137	Pure Industrial Real Estate Trust#	949,997
92,525	Ramco-Gershenson Properties Trust	1,503,531
274,550	Scentre Group*	786,082
30,498	Simon Property Group, Inc.	5,014,481
67,929	STAG Industrial, Inc.	1,406,810
102,263	Starwood Property Trust, Inc.	2,245,695
73,604	Terreno Realty Corp.	1,385,963
7,131	Unibail-Rodamco SE	1,831,048
53,307	Ventas, Inc.	3,302,369
11,091	Vornado Realty Trust	1,108,656
12,650	Washington Prime Group, Inc.	221,122
220,292	Westfield Corp.	1,432,540

		94,622,371
Real Estate Management & Development – 29.3%
723,921	Atrium European Real Estate, Ltd.	3,761,692
44,041	Brookfield Asset Management, Inc. – Class A (U.S. Shares)	1,980,083
4,926	Brookfield Property Partners LP#	103,791
1,844,500	CapitaLand, Ltd.	4,622,518
43,393	CBRE Group, Inc. – Class A*	1,290,508
1,308,268	Colony American Homes Holdings III LP – Private Placement*,§	1,452,178
826,906	Corp. Inmobiliaria Vesta SAB de CV	1,770,288
273,488	Countrywide PLC	1,992,241
58,420,000	CSI Properties, Ltd.	2,444,766
130,500	Cyrela Commercial Properties SA Empreendimentos e Participacoes	817,391
117,131	First Capital Realty, Inc.	1,831,545
7,506	GAGFAH SA*	139,386
860,630	Global Logistic Properties, Ltd.	1,826,710
1,514,000	Hang Lung Properties, Ltd.	4,301,605
62,041	Hispania Activos Inmobiliarios SAU*	821,838
134,000	Hysan Development Co., Ltd.	619,931
124,300	Iguatemi Empresa de Shopping Centers SA	1,260,013
263,153	Kennedy Wilson Europe Real Estate PLC	4,655,315
255,690	Kennedy-Wilson Holdings, Inc.†	6,126,332
532,368	Kingdom Construction Corp.	474,825
40,759	LEG Immobilien AG	2,823,159
80,800	LPS Brasil Consultoria de Imoveis SA	360,175
124,000	Mitsubishi Estate Co., Ltd.	2,793,894

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Alternative Fund | 9

Janus Global Real Estate Fund

Schedule of Investments

As of September 30, 2014

Shares		Value

Real Estate Management & Development – (continued)
59,000	Mitsui Fudosan Co., Ltd.	$1,809,514
112,584	Phoenix Mills, Ltd.	617,874
327,371	Songbird Estates PLC*	1,374,092
71,385	St Joe Co.*,#	1,422,703
429,080	Wharf Holdings, Ltd.	3,052,109

		56,546,476

Total Common Stock (cost $164,383,687)		182,314,703

Warrant – 0%
Real Estate Management & Development – 0%
6,750	Sun Hung Kai Properties, Ltd. expires 4/22/16* (cost $0)	11,284

Money Market – 6.5%
12,511,341	Janus Cash Liquidity Fund LLC, 0.0682%°°,£ (cost $12,511,341)	12,511,341

Investment Purchased with Cash Collateral From Securities Lending – 3.0%
5,845,918	Janus Cash Collateral Fund LLC, 0.0650%°°,£ (cost $5,845,918)	5,845,918

Total Investments (total cost $182,740,946) – 103.9%		200,683,246

Liabilities, net of Cash, Receivables and Other Assets – (3.9)%		(7,619,233)

Net Assets – 100%		$193,064,013

Summary of Investments by Country – (Long Positions) (unaudited)

		% of Investment
Country	Value	Securities

United States††	$115,169,625	57.4%
Japan	13,016,105	6.5
Hong Kong	12,308,547	6.1
Australia	11,944,251	6.0
Singapore	11,095,337	5.5
United Kingdom	8,817,355	4.4
Canada	6,151,815	3.1
Mexico	5,867,470	2.9
Austria	3,761,692	1.9
Germany	2,962,545	1.5
Spain	2,755,753	1.4
Brazil	2,633,444	1.3
France	1,831,048	0.9
Bermuda	1,275,560	0.6
India	617,874	0.3
Taiwan	474,825	0.2

Total	$200,683,246	100.0%

††	Includes Cash Equivalents of 9.1%.

Schedule of OTC Written Option – Put

Counterparty/Reference Asset	Value

Goldman Sachs International: St Joe Co. expires December 2014 1,490 contracts exercise price $18.00 (premiums received $63,995)	$(86,708)

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10 | SEPTEMBER 30, 2014

Notes to Schedule of Investments and Other Information

FTSE EPRA/NAREIT Developed Index	A global market capitalization weighted index composed of listed real estate securities from developed market countries in North America, Europe, and Asia.

FTSE EPRA/NAREIT Global Index	A global market capitalization weighted index composed of listed real estate securities in the North American, European, Asian, and South American real estate markets including both developed and emerging markets.

LP	Limited Partnership

LLC	Limited Liability Company

OTC	Over-the-Counter

PLC	Public Limited Company

U.S. Shares	Securities of foreign companies trading on an American stock exchange.

*	Non-income producing security.

†	A portion of this security has been segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates, the value of which, as of September 30, 2014, is noted below.

Fund	Aggregate Value

Janus Global Real Estate Fund	$2,995,000

°°	Rate shown is the 7-day yield as of September 30, 2014.

#	Loaned security; a portion of the security is on loan at September 30, 2014.

§	Schedule of Restricted and Illiquid Securities (as of September 30, 2014)

	Acquisition	Acquisition		Value as a
	Date	Cost	Value	% of Net Assets

Janus Global Real Estate Fund
Colony American Homes Holdings III LP – Private Placement	1/30/13	$1,310,000	$1,452,178	0.8%

The Fund has registration rights for certain restricted securities held as of September 30, 2014. The issuer incurs all registration costs.

£	The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. Based on the Fund’s relative ownership, the following securities were considered affiliated companies for all or some portion of the year ended September 30, 2014. Unless otherwise indicated, all information in the table is for the year ended September 30, 2014.

	Share			Share
	Balance			Balance	Realized	Dividend	Value
	at 9/30/13	Purchases	Sales	at 9/30/14	Gain/(Loss)	Income	at 9/30/14

Janus Global Real Estate Fund
Janus Cash Collateral Fund LLC	–	41,314,541	(35,468,623)	5,845,918	$–	$16,126(1)	$5,845,918
Janus Cash Liquidity Fund LLC	9,412,029	79,924,114	(76,824,802)	12,511,341	–	6,922	12,511,341

Total					$–	$23,048	$18,357,259

(1)	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

Janus Alternative Fund | 11

Notes to Schedule of Investments and Other Information (continued)

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of September 30, 2014. See Notes to Consolidated Financial Statements for more information.

Valuation Inputs Summary (as of September 30, 2014)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs	Unobservable Inputs

Janus Global Real Estate Fund
Assets
Investments in Securities:
Common Stock
Construction & Engineering	$–	$260,332	$–
Hotels, Restaurants & Leisure	4,907,639	3,630,488	–
Household Durables	5,641,339	1,591,902	–
Industrial Conglomerates	–	1,878,852	–
Media	1,976,846	805,235	–
Real Estate Investment Trusts (REITs)	68,625,201	25,997,170	–
Real Estate Management & Development	16,962,829	38,131,469	1,452,178
All Other	10,453,223

Warrant	11,284	–	–

Money Market	–	12,511,341	–

Investment Purchased with Cash Collateral From Securities Lending	–	5,845,918	–

Total Assets	$108,578,361	$90,652,707	$1,452,178

Liabilities
Other Financial Instruments(a):
Options Written, at Value	$–	$86,708	$–

(a)	Other financial instruments include futures, forward currency, written options, and swap contracts. Forward currency contracts and swap contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract’s value from trade date. Futures are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Options are reported at their market value at measurement date.

12 | SEPTEMBER 30, 2014

Statement of Assets and Liabilities

Janus Global
As of September 30, 2014	Real Estate Fund

Assets:
Investments at cost	$182,740,946
Unaffiliated investments at value(1)	$182,325,987
Affiliated investments at value	18,357,259
Cash	25,141
Cash denominated in foreign currency(2)	148,526
Non-interested Trustees’ deferred compensation	4,000
Receivables:
Investments sold	12,227
Fund shares sold	631,605
Dividends	416,820
Dividends from affiliates	1,046
Foreign dividend tax reclaim	6,187
Other assets	3,481
Total Assets	201,932,279
Liabilities:
Collateral for securities loaned (Note 3)	5,845,918
Options written, at value(3)	86,708
Payables:
Investments purchased	1,823,683
Fund shares repurchased	745,843
Dividends	113,093
Advisory fees	138,731
Fund administration fees	1,618
Internal servicing cost	538
Administrative services fees	12,114
Distribution fees and shareholder servicing fees	11,007
Administrative, networking and omnibus fees	10,228
Non-interested Trustees’ fees and expenses	996
Non-interested Trustees’ deferred compensation fees	4,000
Accrued expenses and other payables	73,789
Total Liabilities	8,868,266
Net Assets	$193,064,013

See footnotes at the end of the Statement.
See Notes to Financial Statements.

Janus Alternative Fund | 13

Statement of Assets and Liabilities  (continued)

Janus Global
As of September 30, 2014	Real Estate Fund

Net Assets Consist of:
Capital (par value and paid-in surplus)*	$173,156,000
Undistributed net investment income/(loss)*	(833,001)
Undistributed net realized gain/(loss) from investment and foreign currency transactions*	2,824,844
Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	17,916,170
Total Net Assets	$193,064,013
Net Assets - Class A Shares	$20,441,027
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,864,957
Net Asset Value Per Share(4)	$10.96
Maximum Offering Price Per Share(5)	$11.63
Net Assets - Class C Shares	$7,517,733
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	691,222
Net Asset Value Per Share(4)	$10.88
Net Assets - Class D Shares	$44,442,583
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	4,025,502
Net Asset Value Per Share	$11.04
Net Assets - Class I Shares	$82,914,828
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	7,517,855
Net Asset Value Per Share	$11.03
Net Assets - Class S Shares	$2,112,065
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	192,562
Net Asset Value Per Share	$10.97
Net Assets - Class T Shares	$35,635,777
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	3,230,059
Net Asset Value Per Share	$11.03

*	See “Federal Income Tax” in Notes to Financial Statements.
(1)	Unaffiliated investments at value includes $5,670,889 of securities loaned. See Note 3 in Notes to Financial Statements.
(2)	Includes cost of $148,526.
(3)	Premiums received $63,995.
(4)	Redemption price per share may be reduced for any applicable contingent deferred sales charge.
(5)	Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

14 | SEPTEMBER 30, 2014

Statement of Operations

Janus Global
For the year ended September 30, 2014	Real Estate Fund

Investment Income:
Affiliated securities lending income, net	$16,126
Dividends	4,408,031
Dividends from affiliates	6,922
Other income	26
Foreign tax withheld	(118,474)
Total Investment Income	4,312,631
Expenses:
Advisory fees	1,085,553
Internal servicing expense - Class A Shares	1,660
Internal servicing expense - Class C Shares	1,201
Internal servicing expense - Class I Shares	2,554
Shareholder reports expense	54,977
Transfer agent fees and expenses	19,435
Registration fees	115,898
Custodian fees	20,060
Professional fees	64,721
Non-interested Trustees’ fees and expenses	3,778
Fund administration fees	13,485
Administrative services fees - Class D Shares	45,122
Administrative services fees - Class S Shares	4,252
Administrative services fees - Class T Shares	54,518
Distribution fees and shareholder servicing fees - Class A Shares	40,009
Distribution fees and shareholder servicing fees - Class C Shares	69,361
Distribution fees and shareholder servicing fees - Class S Shares	4,252
Administrative, networking and omnibus fees - Class A Shares	20,410
Administrative, networking and omnibus fees - Class C Shares	8,918
Administrative, networking and omnibus fees - Class I Shares	43,090
Other expenses	22,966
Total Expenses	1,696,220
Less: Expense and Fee Offset	(65)
Less: Excess Expense Reimbursement	(12,564)
Net Expenses	1,683,591
Net Investment Income/(Loss)	2,629,040
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	4,005,880
Written options contracts	120,586
Total Net Realized Gain/(Loss) on Investments	4,126,466
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	6,547,283
Written options contracts	(45,819)
Total Change in Unrealized Net Appreciation/Depreciation	6,501,464
Net Increase/(Decrease) in Net Assets Resulting from Operations	$13,256,970

See Notes to Financial Statements.

Janus Alternative Fund | 15

Statements of Changes in Net Assets

	Janus Global
	Real Estate Fund
For each year ended September 30	2014	2013(1)

Operations:
Net investment income/(loss)	$2,629,040	$2,184,651
Net realized gain/(loss) on investments	4,126,466	5,242,192
Change in unrealized net appreciation/depreciation	6,501,464	2,129,758
Net Increase/(Decrease) in Net Assets Resulting from Operations	13,256,970	9,556,601
Dividends and Distributions to Shareholders:
Net Investment Income*
Class A Shares	(287,497)	(336,679)
Class C Shares	(90,730)	(106,120)
Class D Shares	(750,608)	(1,399,324)
Class I Shares	(1,299,730)	(1,489,229)
Class S Shares	(28,227)	(29,569)
Class T Shares	(444,152)	(607,784)
Net Realized Gain from Investment Transactions*
Class A Shares	(597,253)	–
Class C Shares	(275,716)	–
Class D Shares	(1,472,610)	–
Class I Shares	(2,296,498)	–
Class S Shares	(58,445)	–
Class T Shares	(804,528)	–
Net Decrease from Dividends and Distributions to Shareholders	(8,405,994)	(3,968,705)
Capital Share Transactions:
Shares Sold
Class A Shares	12,288,800	8,987,007
Class C Shares	2,345,894	3,022,497
Class D Shares	18,267,670	30,232,220
Class I Shares	42,944,312	25,019,041
Class S Shares	1,103,827	895,454
Class T Shares	23,117,138	23,755,584
Reinvested Dividends and Distributions
Class A Shares	860,978	322,791
Class C Shares	259,922	74,845
Class D Shares	2,195,064	1,383,563
Class I Shares	2,571,362	1,305,340
Class S Shares	86,672	29,569
Class T Shares	1,241,751	604,785
Shares Repurchased
Class A Shares	(6,523,885)	(6,749,282)
Class C Shares	(1,577,348)	(947,613)
Class D Shares	(15,804,153)	(26,803,651)
Class I Shares	(10,616,455)	(16,554,590)
Class S Shares	(471,886)	(301,815)
Class T Shares	(8,654,500)	(14,887,365)
Net Increase/(Decrease) from Capital Share Transactions	63,635,163	29,388,380
Net Increase/(Decrease) in Net Assets	68,486,139	34,976,276
Net Assets:
Beginning of period	124,577,874	89,601,598
End of period	$193,064,013	$124,577,874

Undistributed Net Investment Income/(Loss)*	$(833,001)	$(554,997)

*	See “Federal Income Tax” in Notes to Financial Statements.
(1)	Amounts reflect current year presentation. Prior year amounts were disclosed in thousands.

See Notes to Financial Statements.

16 | SEPTEMBER 30, 2014

Financial Highlights

Class A Shares

	Janus Global Real Estate Fund
For a share outstanding during each year ended September 30	2014	2013	2012	2011	2010

Net Asset Value, Beginning of Period	$10.46	$9.91	$7.60	$9.09	$7.49
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.18(1)	0.25	0.15	0.21	0.16
Net gain/(loss) on investments (both realized and unrealized)	0.99	0.64	2.31	(1.50)	1.58
Total from Investment Operations	1.17	0.89	2.46	(1.29)	1.74
Less Distributions:
Dividends (from net investment income)*	(0.20)	(0.34)	(0.15)	(0.20)	(0.14)
Distributions (from capital gains)*	(0.47)	–	–	–	–
Total Distributions	(0.67)	(0.34)	(0.15)	(0.20)	(0.14)
Net Asset Value, End of Period	$10.96	$10.46	$9.91	$7.60	$9.09
Total Return	11.84%	9.04%	32.82%	(14.60)%	23.57%
Net Assets, End of Period (in thousands)	$20,441	$13,178	$10,195	$6,625	$6,197
Average Net Assets for the Period (in thousands)	$16,004	$11,812	$7,615	$8,323	$3,136
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets	1.32%	1.26%	1.54%	1.48%	2.04%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets	1.32%	1.26%	1.52%	1.47%	1.57%
Ratio of Net Investment Income/(Loss) to Average Net Assets	1.65%	1.61%	1.62%	2.28%	1.82%
Portfolio Turnover Rate	24%	32%	29%	68%	14%

Class C Shares

	Janus Global Real Estate Fund
For a share outstanding during each year ended September 30	2014	2013	2012	2011	2010

Net Asset Value, Beginning of Period	$10.40	$9.85	$7.56	$9.06	$7.52
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.09(1)	0.18	0.08	0.17	0.10
Net gain/(loss) on investments (both realized and unrealized)	1.01	0.61	2.30	(1.52)	1.58
Total from Investment Operations	1.10	0.79	2.38	(1.35)	1.68
Less Distributions:
Dividends (from net investment income)*	(0.15)	(0.24)	(0.09)	(0.15)	(0.14)
Distributions (from capital gains)*	(0.47)	–	–	–	–
Total Distributions	(0.62)	(0.24)	(0.09)	(0.15)	(0.14)
Net Asset Value, End of Period	$10.88	$10.40	$9.85	$7.56	$9.06
Total Return	11.14%	8.11%	31.81%	(15.18)%	22.72%
Net Assets, End of Period (in thousands)	$7,518	$6,162	$3,825	$3,531	$1,252
Average Net Assets for the Period (in thousands)	$6,936	$5,387	$3,482	$3,237	$844
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets	2.08%	2.00%	2.37%	2.18%	2.78%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets	2.08%	2.00%	2.28%	2.18%	2.32%
Ratio of Net Investment Income/(Loss) to Average Net Assets	0.85%	0.90%	0.89%	1.36%	1.04%
Portfolio Turnover Rate	24%	32%	29%	68%	14%

*	See “Federal Income Tax” in Notes to Financial Statements.
(1)	Per share amounts are calculated based on average shares outstanding during the year.

See Notes to Financial Statements.

Janus Alternative Fund | 17

Financial Highlights  (continued)

Class D Shares

	Janus Global Real Estate Fund
For a share outstanding during each year or period ended September 30	2014	2013	2012	2011	2010(1)

Net Asset Value, Beginning of Period	$10.52	$9.99	$7.66	$9.15	$7.64
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.20(2)	0.25	0.16	0.22	0.05
Net gain/(loss) on investments (both realized and unrealized)	1.01	0.65	2.34	(1.51)	1.45
Total from Investment Operations	1.21	0.90	2.50	(1.29)	1.50
Less Distributions and Other:
Dividends (from net investment income)*	(0.22)	(0.37)	(0.17)	(0.21)	–
Distributions (from capital gains)*	(0.47)	–	–	–	–
Redemption fees	N/A	N/A	–(3)	0.01	0.01
Total Distributions and Other	(0.69)	(0.37)	(0.17)	(0.20)	0.01
Net Asset Value, End of Period	$11.04	$10.52	$9.99	$7.66	$9.15
Total Return**	12.15%	9.11%	33.21%	(14.41)%	19.76%
Net Assets, End of Period (in thousands)	$44,443	$38,341	$31,503	$15,105	$11,388
Average Net Assets for the Period (in thousands)	$37,602	$44,646	$19,495	$17,244	$4,756
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.15%	1.05%	1.34%	1.34%	1.83%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.12%	1.05%	1.34%	1.34%	1.43%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.79%	1.79%	1.87%	2.34%	2.21%
Portfolio Turnover Rate	24%	32%	29%	68%	14%

Class I Shares

	Janus Global Real Estate Fund
For a share outstanding during each year ended September 30	2014	2013	2012	2011	2010

Net Asset Value, Beginning of Period	$10.51	$9.98	$7.66	$9.14	$7.51
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.21(2)	0.23	0.19	0.24	0.16
Net gain/(loss) on investments (both realized and unrealized)	1.01	0.68	2.31	(1.51)	1.61
Total from Investment Operations	1.22	0.91	2.50	(1.27)	1.77
Less Distributions and Other:
Dividends (from net investment income)*	(0.23)	(0.38)	(0.18)	(0.21)	(0.14)
Distributions (from capital gains)*	(0.47)	–	–	–	–
Redemption fees	N/A	N/A	–(3)	–(3)	–(3)
Total Distributions and Other	(0.70)	(0.38)	(0.18)	(0.21)	(0.14)
Net Asset Value, End of Period	$11.03	$10.51	$9.98	$7.66	$9.14
Total Return	12.28%	9.27%	33.26%	(14.29)%	23.97%
Net Assets, End of Period (in thousands)	$82,915	$45,983	$34,134	$24,921	$23,199
Average Net Assets for the Period (in thousands)	$61,878	$39,107	$30,270	$31,267	$17,714
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets	1.01%	0.96%	1.17%	1.20%	1.74%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets	1.01%	0.96%	1.17%	1.20%	1.32%
Ratio of Net Investment Income/(Loss) to Average Net Assets	1.95%	1.96%	2.05%	2.47%	2.02%
Portfolio Turnover Rate	24%	32%	29%	68%	14%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from February 16, 2010 (inception date) through September 30, 2010.
(2)	Per share amounts are calculated based on average shares outstanding during the year.
(3)	Redemption fees aggregated less than $0.005 on a per share basis. Redemption fees were eliminated effective April 2, 2012.

See Notes to Financial Statements.

18 | SEPTEMBER 30, 2014

Class S Shares

	Janus Global Real Estate Fund
For a share outstanding during each year ended September 30	2014	2013	2012	2011	2010

Net Asset Value, Beginning of Period	$10.47	$9.93	$7.62	$9.08	$7.50
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.16(1)	0.23	0.14	0.21	0.12
Net gain/(loss) on investments (both realized and unrealized)	1.01	0.64	2.32	(1.52)	1.60
Total from Investment Operations	1.17	0.87	2.46	(1.31)	1.72
Less Distributions and Other:
Dividends (from net investment income)*	(0.20)	(0.33)	(0.15)	(0.15)	(0.14)
Distributions (from capital gains)*	(0.47)	–	–	–	–
Redemption fees	N/A	N/A	–(2)	–	–
Total Distributions and Other	(0.67)	(0.33)	(0.15)	(0.15)	(0.14)
Net Asset Value, End of Period	$10.97	$10.47	$9.93	$7.62	$9.08
Total Return	11.75%	8.89%	32.69%	(14.67)%	23.32%
Net Assets, End of Period (in thousands)	$2,112	$1,317	$654	$346	$543
Average Net Assets for the Period (in thousands)	$1,701	$1,061	$589	$539	$477
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets	1.45%	1.40%	1.57%	1.62%	2.19%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets	1.45%	1.38%	1.54%	1.62%	1.82%
Ratio of Net Investment Income/(Loss) to Average Net Assets	1.49%	1.58%	1.53%	2.22%	1.49%
Portfolio Turnover Rate	24%	32%	29%	68%	14%

Class T Shares

	Janus Global Real Estate Fund
For a share outstanding during each year ended September 30	2014	2013	2012	2011	2010

Net Asset Value, Beginning of Period	$10.52	$9.99	$7.64	$9.12	$7.50
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.20(1)	0.25	0.12	0.27	0.15
Net gain/(loss) on investments (both realized and unrealized)	1.00	0.65	2.37	(1.56)	1.61
Total from Investment Operations	1.20	0.90	2.49	(1.29)	1.76
Less Distributions and Other:
Dividends (from net investment income)*	(0.22)	(0.37)	(0.14)	(0.21)	(0.14)
Distributions (from capital gains)*	(0.47)	–	–	–	–
Redemption fees	N/A	N/A	–(2)	0.02	–(2)
Total Distributions and Other	(0.69)	(0.37)	(0.14)	(0.19)	(0.14)
Net Asset Value, End of Period	$11.03	$10.52	$9.99	$7.64	$9.12
Total Return	12.02%	9.15%	33.08%	(14.33)%	23.86%
Net Assets, End of Period (in thousands)	$35,636	$19,597	$9,291	$3,180	$2,801
Average Net Assets for the Period (in thousands)	$21,807	$20,814	$5,114	$6,456	$528
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets	1.18%	1.13%	1.31%	1.34%	2.22%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets	1.18%	1.13%	1.30%	1.34%	1.58%
Ratio of Net Investment Income/(Loss) to Average Net Assets	1.82%	1.76%	1.81%	2.14%	2.39%
Portfolio Turnover Rate	24%	32%	29%	68%	14%

*	See “Federal Income Tax” in Notes to Financial Statements.
(1)	Per share amounts are calculated based on average shares outstanding during the year.
(2)	Redemption fees aggregated less than $0.005 on a per share basis. Redemption fees were eliminated effective April 2, 2012.

See Notes to Financial Statements.

Janus Alternative Fund | 19

Notes to Financial Statements

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1.	Organization and Significant Accounting Policies

Janus Global Real Estate Fund (the “Fund”) is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The financial statements include information for the year ended September 30, 2014. The Trust offers forty-six funds which include multiple series of shares, with differing investment objectives and policies. The Fund invests primarily in equity securities. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms. The maximum purchase in Class C Shares is $500,000 for any single purchase.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus funds. Class D Shares are available only to investors who hold accounts directly with the Janus funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, and bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital Management LLC (“Janus Capital”) or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation
Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Certain short-term securities maturing within 60 days or less are valued on an amortized cost basis. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith

20 | SEPTEMBER 30, 2014

under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses
The Fund bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to the Fund. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications
In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations
The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and equity risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividend Distributions
The Fund generally declares and distributes dividends of net investment income quarterly, and realized capital gains (if any) annually.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Janus Alternative Fund | 21

Notes to Financial Statements (continued)

Federal Income Taxes
The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Valuation Inputs Summary
In accordance with Financial Accounting Standards Board (“FASB”) standard guidance, the Fund utilizes the “Fair Value Measurements” to define fair value, establish a framework for measuring fair value, and expand disclosure requirements regarding fair value measurements. The Fair Value Measurement Standard does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. Various inputs are used in determining the value of the Fund’s investments defined pursuant to this standard. These inputs are summarized into three broad levels:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Prices determined using other significant observable inputs. Observable inputs are inputs that reflect the assumptions market participants would use in pricing a security and are developed based on market data obtained from sources independent of the reporting entity. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Debt securities may be valued in accordance with the evaluated bid price supplied by the pricing service and generally categorized as Level 2 in the hierarchy. Securities traded on OTC markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees and are categorized as Level 2 in the hierarchy. Short-term securities with maturities of 60 days or less are valued at amortized cost, which approximates market value and are categorized as Level 2 in the hierarchy. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. These are generally categorized as Level 2 in the hierarchy.

Level 3 – Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the factors market participants would use in pricing the security and would be based on the best information available under the circumstances.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of September 30, 2014 to value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

The Fund did not hold a significant amount of Level 3 securities as of September 30, 2014.

The following table shows the amounts of transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the year. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Transfers Out
of Level 1
Fund	to Level 2

Janus Global Real Estate Fund	$36,999,242

Financial assets were transferred out of Level 1 to Level 2 since certain foreign equity prices were applied a fair valuation adjustment factor at the end of the current fiscal year and no factor was applied at the end of the prior fiscal year.

22 | SEPTEMBER 30, 2014

2.	Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the year ended September 30, 2014 is discussed in further detail below. A summary of derivative activity is reflected in the tables at the end of this section.

The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative (to earn income and seek to enhance returns) purposes. When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets in which it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks, including, but not limited to, counterparty risk, credit risk, currency risk, equity risk, index risk, interest rate risk, leverage risk, and liquidity risk, as described below.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC, such as options and structured notes, are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs.

OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk. In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital’s ability to establish and maintain appropriate systems and trading.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

•	Counterparty Risk – Counterparty risk is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

•	Credit Risk – Credit risk is the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

•	Currency Risk – Currency risk is the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

•	Equity Risk – Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

•	Index Risk – If the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

•	Interest Rate Risk – Interest rate risk is the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s net asset value (“NAV”) to likewise decrease, and vice versa.

•	Leverage Risk – Leverage risk is the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short

Janus Alternative Fund | 23

Notes to Financial Statements (continued)

sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

•	Liquidity Risk – Liquidity risk is the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Options Contracts
An options contract provides the purchaser with the right, but not the obligation, to buy (call option) or sell (put option) a financial instrument at an agreed upon price. The Fund is subject to interest rate risk, liquidity risk, equity risk, and currency risk in the normal course of pursuing its investment objective through its investments in options contracts. The Fund may use options contracts to hedge against changes in interest rates, the values of equities, or foreign currencies. The Fund may utilize American-style and European-style options. An American-style option is an option contract that can be exercised at any time between the time of purchase and the option’s expiration date. A European-style option is an option contract that can only be exercised on the option’s expiration date. The Fund may also purchase or write put and call options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. The Fund generally invests in options to hedge against adverse movements in the value of portfolio holdings.

When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. In writing an option, the Fund bears the risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Fund could result in the Fund buying or selling a security at a price different from the current market value.

When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid.

The Fund may also purchase and write exchange-listed and OTC put and call options on domestic securities indices, and on foreign securities indices listed on domestic and foreign securities exchanges. Options on securities indices are similar to options on securities except that (1) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (2) the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash “exercise settlement amount” equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed “index multiplier.” Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

Options traded on an exchange are regulated and the terms of the options are standardized. Options traded OTC expose the Fund to counterparty risk in the event that the counterparty does not perform. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by having the counterparty post collateral to cover the Fund’s exposure to the counterparty.

Holdings of the Fund designated to cover outstanding written options are noted on the Schedule of Investments. Options written are reported as a liability on the Statement of Assets and Liabilities as “Options written, at value”. Realized gains and losses are reported as “Net realized gain/(loss) from written options contracts” on the Statement of Operations.

The risk in writing call options is that the Fund gives up the opportunity for profit if the market price of the security increases and the options are exercised. The risk in writing put options is that the Fund may incur a loss if the market price of the security decreases and the options are exercised. The risk in buying options is that the Fund pays a premium whether or not the options are exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Fund’s hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. There is no limit to the loss the Fund may recognize due to written call options.

During the year, the Fund wrote put options on various equity securities for the purpose of increasing exposure to individual equity risk and/or generating income.

The following table provides average ending monthly market value amounts on written put options during the year ended September 30, 2014.

Fund	Written Put Options

Janus Global Real Estate Fund	$26,768

24 | SEPTEMBER 30, 2014

Written option activity for the year ended September 30, 2014 is indicated in the table below:

	Number of	Premiums
Put Options	Contracts	Received

Janus Global Real Estate Fund
Options outstanding at September 30, 2013	132	$26,053
Options written	3,335	251,393
Options closed	–	–
Options expired	(1,309)	(120,586)
Options exercised	(668)	(92,865)

Options outstanding at September 30, 2014	1,490	$63,995

The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Statement of Assets and Liabilities as of September 30, 2014.

Fair Value of Derivative Instruments as of September 30, 2014

Derivatives not accounted	Liability Derivatives
for as hedging instruments	Statement of Assets and Liabilities Location	Fair Value

Janus Global Real Estate Fund
Equity Contracts	Options written, at value	$86,708

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended September 30, 2014.

The effect of Derivative Instruments on the Statement of Operations for the year ended September 30, 2014

Amount of Net Realized Gain/(Loss) on Derivatives Recognized in Income
Derivatives not accounted for as
hedging instruments	Written options contracts

Janus Global Real Estate Fund
Equity Contracts	$120,586

Change in Unrealized Net Appreciation/Depreciation on Derivatives Recognized in Income
Derivatives not accounted for as
hedging instruments	Written options contracts

Janus Global Real Estate Fund
Equity Contracts	$(45,819)

Please see the Fund’s Statement of Operations for the Fund’s “Net Realized and Unrealized Gain/(Loss) on Investments.”

3.	Other Investments and Strategies

Additional Investment Risk
The financial crisis that began in 2008 caused a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks took steps to support the financial markets. The withdrawal of this support, a failure of measures put into place to respond to the crisis, or investor perception that such efforts were not sufficient each could negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) in July 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expands federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the

Janus Alternative Fund | 25

Notes to Financial Statements (continued)

Dodd-Frank Act, on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced severe economic and financial difficulties. As a result, financial markets in the EU have been subject to increased volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties
Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the “Offsetting Assets and Liabilities” section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Emerging Market Investing
The Fund may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging market countries.” Investing in emerging markets may involve certain risks and considerations not typically associated with investing in the United States and imposes risks greater than, or in addition to, the risks associated with investing in securities of more developed foreign countries. Emerging markets securities are exposed to a number of additional risks, which may result from less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on the Fund’s investments. In addition, the Fund’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Fund’s investments. To the extent that the Fund invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Fund’s performance.

Offsetting Assets and Liabilities
The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated

26 | SEPTEMBER 30, 2014

counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, in the event of a default and/or termination event, the Fund may offset with each counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. Note that for financial reporting purposes, the Fund does not offset certain derivative financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities.

The following table presents gross amounts of recognized assets and liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see either the “Fair Value of Derivative Instruments as of September 30, 2014” table located in Note 2 of these Notes to Financial Statements and/or the Schedule of Investments.

Offsetting of Financial Assets and Derivative Assets

	Gross Amounts
Counterparty	of Recognized Assets	Offsetting Asset or Liability(a)	Collateral Pledged(b)	Net Amount

Deutsche Bank AG	$5,670,889	$–	$(5,670,889)	$–

Offsetting of Financial Liabilities and Derivative Liabilities

	Gross Amounts
Counterparty	of Recognized Liabilities	Offsetting Asset or Liability(a)	Collateral Pledged(b)	Net Amount

Goldman Sachs International	$86,708	$–	$–	$86,708

(a)	Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.
(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions. Securities on loan will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Upon receipt of cash collateral, Janus Capital currently intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Cash Collateral Fund LLC. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The Fund may require the counterparty to pledge securities as collateral daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized gain on OTC derivative contracts with a particular counterparty. The Fund may deposit cash as collateral with the counterparty and/or custodian daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized loss on OTC derivative contacts with a particular counterparty. The collateral amounts are subject to minimum exposure requirements and initial margin requirements. Collateral amounts are monitored and subsequently adjusted up or down as valuations fluctuate by at least the minimum exposure requirement. Collateral may reduce the risk of loss.

Real Estate Investing
The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related

Janus Alternative Fund | 27

Notes to Financial Statements (continued)

projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Restricted Security Transactions
Restricted securities held by the Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Fund to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Securities Lending
Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to qualified parties. Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions. The Fund may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Cash Collateral Fund LLC. An investment in Janus Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments. Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations.

4.	Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Fund’s “base” fee rate prior to any performance adjustment (expressed as an annual rate).

Fund	Base Fee (%)

Janus Global Real Estate Fund	0.75

For the Fund, the investment advisory fee rate is determined by calculating a base fee and applying a performance adjustment. The base fee rate is the same as the contractual investment advisory fee rate shown in the table above. The performance adjustment either increases or decreases the base fee depending on how well the

28 | SEPTEMBER 30, 2014

Fund has performed relative to its benchmark index, as shown below:

Fund	Benchmark Index

Janus Global Real Estate Fund	FTSE EPRA/NAREIT Global Index

The calculation of the performance adjustment applies as follows:

Investment Advisory Fee = Base Fee Rate +/- Performance Adjustment

The investment advisory fee rate paid to Janus Capital by the Fund consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Fund’s average daily net assets during the previous month (“Base Fee Rate”), plus or minus (2) a performance-fee adjustment (“Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund’s average daily net assets during the applicable performance measurement period.

The Fund’s prospectuses and statement of additional information contain additional information about performance-based fees. The amount shown as advisory fees on the Statement of Operations reflects the Base Fee Rate plus/minus any Performance Adjustment. The performance adjusted investment advisory fee rate before any waivers and/or reimbursements of expenses for the year ended September 30, 2014 is:

Performance Adjusted
Investment Advisory
Fund	Fee Rate (%)

Janus Global Real Estate Fund	0.74

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund.

Certain, but not all, intermediaries charge administrative fees to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships.

Class D Shares pay an annual administrative services fee of 0.12% of net assets. These administrative services fees are paid by Class D Shares for shareholder services provided by Janus Services.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of Class S Shares and Class T Shares of the Fund for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital.

Janus Services is compensated for its services related to Class D Shares, and receives reimbursement for its out-of-pocket costs on all other share classes. Included in out-of-pocket expenses are the expenses Janus Services incurs for serving as transfer agent and providing servicing to shareholders.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund may pay the Trust’s distributor, Janus Distributors LLC, a wholly-owned subsidiary of Janus Capital, a fee at an annual rate of up to 0.25% of the Class A Shares average daily net assets, of up to 1.00% of the Class C Shares average daily net assets, and of up to 0.25% of the Class S Shares average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their

Janus Alternative Fund | 29

Notes to Financial Statements (continued)

customers who are investors in the Fund. Payments under the Plan are not tied exclusively to actual distribution and shareholder service expenses, and the payments may exceed distribution and shareholder service expenses actually incurred by the Fund. If any of the Fund’s actual distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “Distribution fees and shareholder servicing fees” in the Statements of Operations.

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund, or reimburse expenses in an amount equal to the amount, if any, that the Fund’s normal operating expenses in any fiscal year, including the investment advisory fee, but excluding any performance adjustments to management fees, the distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, and Class S Shares), administrative services fees payable pursuant to the Transfer Agency Agreement, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate shown below. Janus Capital has agreed to continue the waiver until at least February 1, 2015. If applicable, amounts reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statement of Operations.

Fund	Expense Limit (%)

Janus Global Real Estate Fund	0.97

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is shown as of September 30, 2014 on the Statement of Assets and Liabilities as an asset, “Non-interested Trustees’ deferred compensation,” and a liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended September 30, 2014 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $283,000 were paid by the Trust to a Trustee under the Deferred Plan during the year ended September 30, 2014.

Certain officers of the Fund may also be officers and/or directors of Janus Capital. The Fund indirectly pays for the salaries, fees, and expenses of certain Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. Administration costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital provides to the Fund. Some expenses related to compensation payable to the Fund’s Chief Compliance Officer and compliance staff are shared with the Fund. Total compensation of $522,703 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended September 30, 2014. The Fund’s portion is reported as part of “Other expenses” on the Statement of Operations.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Distributors and financial intermediaries. During the year ended September 30, 2014, Janus Distributors retained the following upfront sales charges:

Upfront
Fund (Class A Shares)	Sales Charge

Janus Global Real Estate Fund	$6,562

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived, as discussed in the Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Distributors during the year ended September 30, 2014.

Class C Shares include a 1.00% CDSC paid by redeeming shareholders to Janus Distributors. The CDSC applies to shares redeemed within 12 months of purchase. The redemption price may differ from the NAV per share. During the year ended September 30, 2014,

30 | SEPTEMBER 30, 2014

redeeming shareholders of Class C Shares paid the following CDSCs:

Fund (Class C Shares)	CDSC

Janus Global Real Estate Fund	$931

The Fund’s expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in “Expense and Fee Offset” on the Statement of Operations. The Fund could have employed the assets used by the custodian and/or transfer agent to produce income if it had not entered into an expense offset arrangement.

Pursuant to the provisions of the 1940 Act and rules promulgated thereunder, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Fund”). Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered 2a-7 product. There are no restrictions on the Fund’s ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Cash Liquidity Fund LLC. As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated cash management pooled investment vehicles and the Investing Fund.

During the year ended September 30, 2014, any recorded distributions from affiliated investments as affiliated dividend income, and affiliated purchases and sales can be found in the Notes to Schedule of Investments and Other Information.

As of September 30, 2014, shares of the Fund were owned by Janus Capital and/or other funds advised by Janus Capital, as indicated in the table below:

	% of Class	% of Fund
Fund	Owned	Owned

Janus Global Real Estate Fund - Class A Shares	–%	–%
Janus Global Real Estate Fund - Class C Shares	–	–
Janus Global Real Estate Fund - Class D Shares	–	–
Janus Global Real Estate Fund - Class I Shares	32	14
Janus Global Real Estate Fund - Class R Shares	–	–
Janus Global Real Estate Fund - Class S Shares	–	–
Janus Global Real Estate Fund - Class T Shares	–	–

5.	Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations; (2) losses or deductions the Fund may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation, derivatives and foreign currency contract adjustments. The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

	Undistributed	Undistributed		Loss Deferrals		Other Book
	Ordinary	Long-Term	Accumulated	Late-Year	Post-October	to Tax	Net Tax
Fund	Income	Gains	Capital Losses	Ordinary Loss	Capital Loss	Differences	Appreciation

Janus Global Real Estate Fund	$3,553,486	$2,064,136	$–	$–	$–	$(28,670)	$14,319,061

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of September 30, 2014 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals, investments in partnerships and investments in passive foreign investment companies.

	Federal Tax	Unrealized	Unrealized
Fund	Cost	Appreciation	(Depreciation)

Janus Global Real Estate Fund	$186,364,185	$20,000,808	$(5,681,747)

Janus Alternative Fund | 31

Notes to Financial Statements (continued)

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended September 30, 2014

	Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Fund	Income	Capital Gains	Capital	Loss

Janus Global Real Estate Fund	$3,245,371	$5,160,623	$–	$–

For the year ended September 30, 2013
	Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Fund	Income	Capital Gains	Capital	Loss

Janus Global Real Estate Fund	$3,968,705	$–	$–	$–

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. The following reclassifications have been made to the Fund:

		Increase/(Decrease)	Increase/(Decrease)
	Increase/(Decrease)	to Undistributed Net	to Undistributed Net
Fund	to Capital	Investment Income/Loss	Realized Gain/Loss

Janus Global Real Estate Fund	$–	$(6,100)	$6,100

6.	Capital Share Transactions

	Janus Global Real
	Estate Fund
For each year ended September 30	2014	2013(1)

Transactions in Fund Shares – Class A Shares:
Shares sold	1,123,422	851,045
Reinvested dividends and distributions	85,733	31,614
Shares repurchased	(604,440)	(650,673)
Net Increase/(Decrease) in Fund Shares	604,715	231,986
Shares Outstanding, Beginning of Period	1,260,242	1,028,256
Shares Outstanding, End of Period	1,864,957	1,260,242
Transactions in Fund Shares – Class C Shares:
Shares sold	218,558	288,355
Reinvested dividends and distributions	26,182	7,367
Shares repurchased	(145,791)	(91,833)
Net Increase/(Decrease) in Fund Shares	98,949	203,889
Shares Outstanding, Beginning of Period	592,273	388,384
Shares Outstanding, End of Period	691,222	592,273
Transactions in Fund Shares – Class D Shares:
Shares sold	1,633,610	2,891,707
Reinvested dividends and distributions	216,581	134,969
Shares repurchased	(1,467,524)	(2,538,601)
Net Increase/(Decrease) in Fund Shares	382,667	488,075
Shares Outstanding, Beginning of Period	3,642,835	3,154,760
Shares Outstanding, End of Period	4,025,502	3,642,835

32 | SEPTEMBER 30, 2014

	Janus Global Real
	Estate Fund
For each year ended September 30	2014	2013(1)

Transactions in Fund Shares – Class I Shares:
Shares sold	3,880,982	2,383,035
Reinvested dividends and distributions	253,453	127,436
Shares repurchased	(990,780)	(1,556,755)
Net Increase/(Decrease) in Fund Shares	3,143,655	953,716
Shares Outstanding, Beginning of Period	4,374,200	3,420,484
Shares Outstanding, End of Period	7,517,855	4,374,200
Transactions in Fund Shares – Class S Shares:
Shares sold	102,299	85,757
Reinvested dividends and distributions	8,609	2,891
Shares repurchased	(44,102)	(28,717)
Net Increase/(Decrease) in Fund Shares	66,806	59,931
Shares Outstanding, Beginning of Period	125,756	65,825
Shares Outstanding, End of Period	192,562	125,756
Transactions in Fund Shares – Class T Shares:
Shares sold	2,044,929	2,281,090
Reinvested dividends and distributions	122,329	58,968
Shares repurchased	(799,937)	(1,407,192)
Net Increase/(Decrease) in Fund Shares	1,367,321	932,866
Shares Outstanding, Beginning of Period	1,862,738	929,872
Shares Outstanding, End of Period	3,230,059	1,862,738

(1)	Amounts reflect current year presentation. Prior year amounts were disclosed in thousands.

7.	Purchases and Sales of Investment Securities

For the year ended September 30, 2014, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

			Purchases of Long-	Proceeds from Sales
	Purchases of	Proceeds from Sales	Term U.S. Government	of Long-Term U.S.
Fund	Securities	of Securities	Obligations	Government Obligations

Janus Global Real Estate Fund	$88,033,914	$32,425,901	$–	$–

8.	New Accounting Pronouncements

In June 2013, FASB issued Accounting Standards Update No. 2013-08, Financial Services – Investment Companies (Topic 946): Amendments to the Scope, Measurement and Disclosure Requirements (“ASU 2013-08”). This update sets forth a new approach for determining whether a public or private company is an investment company and sets certain measurement and disclosure requirements for an investment company. FASB has determined that a fund registered under the 1940 Act automatically meets ASU 2013-08’s criteria for an investment company. ASU 2013-08 is effective for interim and annual reporting periods in fiscal years that begin after December 15, 2013. Management does not expect this guidance to have an impact on the Fund’s financial statements.

9.	Subsequent Event

Management has evaluated whether any other events or transactions occurred subsequent to September 30, 2014 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

Janus Alternative Fund | 33

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders
of Janus Investment Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Global Real Estate Fund (one of the funds constituting Janus Investment Fund, hereafter referred to as the “Fund”) at September 30, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Denver, Colorado
November 14, 2014

34 | SEPTEMBER 30, 2014

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Fund’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Fund’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 16 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 17, 2013, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from either January 1 or February 1, 2014 through January 1 or February 1, 2015, respectively, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees, net of any waivers.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, communicating with shareholders and overseeing the activities of other service providers,

Janus Alternative Fund | 35

Additional Information (unaudited) (continued)

including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed institutional competitive advantages that should be able to provide superior investment management returns over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by independent data providers, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has improved modestly: for the 36 months ended September 30, 2013, approximately 51% of the Funds were in the top two Lipper quartiles of performance, and for the 12 months ended September 30, 2013, approximately 52% of the Funds were in the top two Lipper quartiles of performance.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Fixed-Income Funds and Money Market Funds

•	For Janus Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Global Bond Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, and its limited performance history.

•	For Janus High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Real Return Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2013 and the first Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance and that the performance trend was improving.

•	For Janus Money Market Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance.

Asset Allocation Funds

•	For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013.

•	For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

36 | SEPTEMBER 30, 2014

•	For Janus Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Alternative Funds

•	For Janus Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, and its limited performance history.

•	For Janus Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Value Funds

•	For Perkins Global Value Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013.

•	For Perkins Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or was taking to improve performance.

•	For Perkins Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or was taking to improve performance.

•	For Perkins Select Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, and its limited performance history.

•	For Perkins Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or was taking to improve performance.

•	For Perkins Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 12 months ended May 31, 2013.

Mathematical Funds

•	For INTECH Global Dividend Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 12 months ended May 31, 2013.

•	For INTECH International Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the first Lipper quartile for the 12 months ended May 31, 2013.

•	For INTECH U.S. Core Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013.

•	For INTECH U.S. Growth Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013.

•	For INTECH U.S. Value Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013.

Growth and Core Funds

•	For Janus Balanced Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013.

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Additional Information (unaudited) (continued)

•	For Janus Contrarian Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the first Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Enterprise Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Forty Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Growth and Income Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2013 and in the second Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Research Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013.

•	For Janus Triton Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Twenty Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Venture Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013.

Global and International Funds

•	For Janus Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, and its limited performance history.

•	For Janus Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, and its limited performance history.

•	For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013.

•	For Janus Global Research Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Global Select Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

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•	For Janus Global Technology Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013.

•	For Janus International Equity Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the first Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Preservation Series

•	For Janus Preservation Series – Global, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, and its limited performance history.

•	For Janus Preservation Series – Growth, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, and its limited performance history.

Janus Aspen Series

•	For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013.

•	For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Aspen Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Aspen Global Allocation Portfolio – Moderate, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2013 and the first Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and that the performance trend was improving.

•	For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the first Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that this was a new Fund and did not yet have extensive performance to evaluate.

•	For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Janus Alternative Fund | 39

Additional Information (unaudited) (continued)

•	For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Aspen Preservation Series – Growth, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, and its limited performance history.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, the Fund’s performance warranted continuation of the Fund’s investment advisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by independent data providers. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration) fees for many of the Funds, after applicable contractual expense limitations, was below the mean management fee rate of the respective peer group of funds selected by independent data providers. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

In this regard, the independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 17% below the mean total expenses of their respective Lipper Expense Group peers and 29% below the mean total expenses for their Lipper Expense Universes; (3) management fees for the Funds, on average, were 14% below the mean management fees for their Expense Groups and 16% below the mean for their Expense Universes; and (4) Janus fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered how the total expenses for each share class of each Fund compared to the mean total expenses for its Lipper Expense Group peers and to mean total expenses for its Lipper Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional and subadvised accounts; (2) these institutional and subadvised accounts have different service and infrastructure needs; and (3) the average spread between management fees

40 | SEPTEMBER 30, 2014

charged to the Funds and those charged to Janus Capital’s institutional and subadvised accounts is reasonable relative to the average spreads seen in the industry.

The Trustees considered the fees for each Fund for its fiscal year ended in 2012, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers:

Fixed-Income Funds and Money Market Funds

•	For Janus Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Real Return Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Government Money Market Fund, the Trustees noted that the Fund’s total expenses exceeded the peer group mean for both share classes. The Trustees considered that management fees for this Fund are higher than the peer group mean due to the Fund’s management fee including other costs, such as custody and transfer agent services, while many funds in the peer group pay these expenses separately from their management fee. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee.

•	For Janus Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee.

Asset Allocation Funds

•	For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Allocation Fund – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Global Allocation Fund – Moderate, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Alternative Funds

•	For Janus Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Value Funds

•	For Perkins Global Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Perkins Large Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed

Janus Alternative Fund | 41

Additional Information (unaudited) (continued)

to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Perkins Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Select Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Value Plus Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Mathematical Funds

•	For INTECH Global Dividend Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For INTECH International Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH U.S. Core Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH U.S. Growth Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For INTECH U.S. Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Growth and Core Funds

•	For Janus Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Contrarian Fund, the Trustees noted that the Fund’s total expenses were below or the same as the peer group mean for all share classes.

•	For Janus Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

42 | SEPTEMBER 30, 2014

•	For Janus Research Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable.

•	For Janus Triton Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Twenty Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Venture Fund, the Trustees noted that the Fund’s total expenses were below or the same as the peer group mean for all share classes.

Global and International Funds

•	For Janus Asia Equity Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Emerging Markets Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Research Fund (formerly named Janus Worldwide Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Global Technology Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable.

•	For Janus International Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Preservation Series

•	For Janus Preservation Series – Global, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Preservation Series – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Janus Aspen Series

•	For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Flexible Bond Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Global Allocation Portfolio-Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for its sole share class.

Janus Alternative Fund | 43

Additional Information (unaudited) (continued)

•	For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Preservation Series – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized in allocating various expenses of Janus Capital and its affiliates among the Funds and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was not unreasonable.

In this regard, the independent fee consultant found that, while assessing the reasonableness of expenses in light of Janus Capital’s profits is dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons are limited in accuracy by differences in complex size, business mix, institutional account orientation, and other factors, after accepting these limitations, the level of profit earned by Janus Capital from managing the Funds is reasonable.

The Trustees concluded that the management fees and other compensation payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that the overall expense ratio of each Fund was reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints, the base management fee rate paid by most of the Funds, before any adjustment for performance and after any contractual expense limitations, was below the mean management fee rate of the Fund’s peer group identified by independent data providers; and, for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of many of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

In this regard, the independent fee consultant concluded that, based on analysis it completed, and given the limitations in these analytical approaches and their

44 | SEPTEMBER 30, 2014

conflicting results, it could not confirm or deny the existence of economies of scale in the Janus complex. Further, the independent fee consultant provided its belief that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on their portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital. The Trustees concluded that Janus Capital’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital. They further concluded that the success of any Fund could attract other business to Janus Capital or other Janus funds, and that the success of Janus Capital could enhance Janus Capital’s ability to serve the Funds.

Janus Alternative Fund | 45

Useful Information About Your Fund Report (unaudited)

1.	Management Commentary

The Management Commentary in this report includes valuable insight from the Fund’s manager as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. The Fund’s manager may allocate a company to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was September 30, 2014. As the investing environment changes, so could opinions. These views are unique and aren’t necessarily shared by fellow employees or by Janus in general.

2.	Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices.

When comparing the performance of the Fund with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained the Fund invested in the index.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

3.	Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund’s exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options and swaps follow the Fund’s Schedule of Investments (if applicable).

4.	Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the

46 | SEPTEMBER 30, 2014

Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

5.	Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

6.	Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

7.	Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Don’t confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it doesn’t take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume

Janus Alternative Fund | 47

Useful Information About Your Fund Report (unaudited) (continued)

of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

48 | SEPTEMBER 30, 2014

Designation Requirements (unaudited)

For federal income tax purposes, the Fund designated the following for the year ended September 30, 2014:

Capital Gain Distributions

Fund

Janus Global Real Estate Fund	$5,160,623

Qualified Dividend Income Percentage

Fund

Janus Global Real Estate Fund	29%

Janus Alternative Fund | 49

Trustees and Officers (unaudited)

The Fund’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Pursuant to the Fund’s Governance Procedures and Guidelines, Trustees are required to retire no later than the end of the calendar year in which the Trustee turns 72. The Trustees review the Fund’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Trust’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Aspen Series. Collectively, these two registered investment companies consist of 58 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Fund may also be officers and/or directors of Janus Capital. Fund officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer, as authorized by the Trustees.

TRUSTEES

Other Directorships
			Principal Occupations	Number of Portfolios/Funds	Held by Trustee
	Positions Held	Length of	During the Past Five	in Fund Complex	During the Past Five
Name, Address, and Age	with the Trust	Time Served	Years	Overseen by Trustee	Years

Independent Trustees

William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Chief Executive Officer, Imprint Capital (impact investment firm) (since 2013), and Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations). Formerly, Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	58	Chairman of the Board and Director of The Investment Fund for Foundations Investment Program (TIP) (consisting of 2 funds), and Director of the F.B. Heron Foundation (a private grantmaking foundation).

50 | SEPTEMBER 30, 2014

TRUSTEES (continued)

Other Directorships
			Principal Occupations	Number of Portfolios/Funds	Held by Trustee
	Positions Held	Length of	During the Past Five	in Fund Complex	During the Past Five
Name, Address, and Age	with the Trust	Time Served	Years	Overseen by Trustee	Years

Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Trustee	1/13-Present	Managing Director, Institutional Markets, of Dividend Capital Group (private equity real estate investment management firm) (since 2012). Formerly, Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	58	Director of MotiveQuest LLC (strategic social market research company) (since 2003), and Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of Nuveen Global Investors LLC (2007-2011); Director of Communities in Schools (2004-2010); and Director of Mutual Fund Education Alliance (until 2010).

William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Managing Member and Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Venture Partner for The Edgewater Funds (a middle market private equity firm) (2002-2004); Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000); and Chief Investment Officer of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	58	Managing Trustee of National
Retirement Partners Liquidating Trust (since 2013). Formerly, Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013); Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009); Director of RemedyTemp, Inc. (temporary help services company) (1996-2006); and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

Janus Alternative Fund | 51

Trustees and Officers (unaudited) (continued)

TRUSTEES (continued)

					Other Directorships
			Principal Occupations	Number of Portfolios/Funds	Held by Trustee
	Positions Held	Length of	During the Past Five	in Fund Complex	During the Past Five
Name, Address, and Age	with the Trust	Time Served	Years	Overseen by Trustee	Years

James T. Rothe 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital SBIC, L.P. (SBA SBIC fund focusing on private investment in public equity firms), and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004), and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	58	Formerly, Director of Red Robin Gourmet Burgers, Inc. (RRGB) (2004- 2014).

William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	6/84-Present	Retired. Formerly, Corporate Vice President and General Manager of MKS Instruments - HPS Products, Boulder, CO (a manufacturer of vacuum fittings and valves) and PMFC Division, Andover, MA (manufacturing pressure measurement and flow products) (1976-2012).	58	None

52 | SEPTEMBER 30, 2014

TRUSTEES (continued)

Other Directorships
			Principal Occupations	Number of Portfolios/Funds	Held by Trustee
	Positions Held	Length of	During the Past Five	in Fund Complex	During the Past Five
Name, Address, and Age	with the Trust	Time Served	Years	Overseen by Trustee	Years

Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	58	Director of Chicago Community Trust (Regional Community Foundation), Chicago Council on Global Affairs, The Field Museum of Natural History (Chicago, IL), InnerWorkings (U.S. provider of print procurement solutions to corporate clients), Lurie Children’s Hospital (Chicago, IL), Rehabilitation Institute of Chicago, Walmart, and Wrapports, LLC (digital communications company). Formerly, Director of Chicago Convention & Tourism Bureau (until 2014).

Trustee Consultant

Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Consultant	6/14-Present	Senior Vice President, Albright Stonebridge Group LLC (global strategy firm) (since 2011). Formerly, Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	N/A	None

Janus Alternative Fund | 53

Trustees and Officers (unaudited) (continued)

OFFICERS

	Positions Held	Term of Office* and	Principal Occupations
Name, Address, and Age	with the Trust	Length of Time Served	During the Past Five Years

Patrick Brophy 151 Detroit Street Denver, CO 80206 DOB: 1965	Executive Vice President and Portfolio Manager Janus Global Real Estate Fund	11/07-Present	Portfolio Manager for other Janus accounts.

Stephanie Grauerholz 151 Detroit Street Denver, CO 80206 DOB: 1970	Chief Legal Counsel and Secretary Vice President	1/06-Present 3/06-Present	Vice President and Assistant General Counsel of Janus Capital and Vice President and Assistant Secretary of Janus Distributors LLC.

Bruce L. Koepfgen 151 Detroit Street Denver, CO 80206 DOB: 1952	President and Chief Executive Officer	7/14-Present	President of Janus Capital Group Inc. and Janus Capital Management LLC (since August 2013); Executive Vice President and Director of Janus International Holding LLC (since August 2011); Executive Vice President of Janus Distributors LLC and Janus Services LLC (since July 2011); Executive Vice President and Working Director of INTECH Investment Management LLC (since July 2011); Executive Vice President and Director of Perkins Investment Management LLC (since July 2011); and Executive Vice President and Director of Janus Management Holdings Corporation (since May 2011). Formerly, Executive Vice President of Janus Capital Group Inc. and Janus Capital Management LLC (May 2011-July 2013); Chief Financial Officer of Janus Capital Group Inc., Janus Capital Management LLC, Janus Distributors LLC, Janus Management Holdings Corporation, and Janus Services LLC (July 2011-July 2013); and Co-Chief Executive Officer of Allianz Global Investors Management Partners and Chief Executive Officer of Oppenheimer Capital (2003-2009).

David R. Kowalski 151 Detroit Street Denver, CO 80206 DOB: 1957	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	6/02-Present	Senior Vice President and Chief Compliance Officer of Janus Capital, Janus Distributors LLC, and Janus Services LLC; Vice President of INTECH Investment Management LLC and Perkins Investment Management LLC; and Director of The Janus Foundation.

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital and Janus Services LLC.

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

54 | SEPTEMBER 30, 2014

Notes

Janus Alternative Fund | 55

Notes

56 | SEPTEMBER 30, 2014

Notes

Janus Alternative Fund | 57

Janus provides access to a wide range of investment disciplines.

Alternative
Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation
Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Fixed Income
Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International
Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth & Core
Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core funds seek investments in more stable and predictable companies. Our core funds look for a strategic combination of steady growth and, for certain funds, some degree of income.

Mathematical
Our mathematical funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Our value funds, managed by Perkins (a Janus subsidiary), seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus).

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS (52687) (or 800.525.3713 if you hold Shares directly with Janus); or download the file from janus.com/info (or janus.com/reports if you hold Shares directly with Janus). Read it carefully before you invest or send money.

Funds distributed by Janus Distributors LLC

Investment products offered are:	NOT FDIC-INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

C-1114-74725	125-02-01400 11-14

annual report
September 30, 2014

Janus Global & International Funds

Janus Asia Equity Fund
Janus Emerging Markets Fund
Janus Global Life Sciences Fund
Janus Global Research Fund
Janus Global Select Fund
Janus Global Technology Fund
Janus International Equity Fund
Janus Overseas Fund

highlights

•	Portfolio management perspective
•	Investment strategy behind your fund
•	Fund performance, characteristics and holdings

            Janus Global & International Funds

Janus Asia Equity Fund (unaudited)

FUND SNAPSHOT
We seek to generate strong risk-adjusted returns by investing in stocks with high or expanding profitability at attractive valuations. We believe Asian economies and related equity markets are poised for secular growth. Given the world nature of these markets, equity prices may not at all times fully reflect business fundamentals. As such, fundamental research is the foundation of our Asia investment strategy.
Hiroshi Yoh portfolio manager

PERFORMANCE

Janus Asia Equity Fund’s Class I Shares returned 9.43% for the one-year period ended September 30, 2014. The Fund’s benchmark, the MSCI All Country Asia ex-Japan Index, returned 8.24%.

INVESTMENT ENVIRONMENT

Asian stocks lagged U.S. markets during the period, but performed relatively well compared to the rest of the world. Fourth quarter 2013 and early 2014 saw continued declines prompted by persistent concerns about the region’s slowing economic growth, particularly in China, mounting geopolitical risks in countries such as Russia and Thailand, and potential negative prospects around anticipated Federal Reserve tapering of its stimulative bond-buying program. The latter significantly weakened currencies of countries with account and fiscal deficits, as well as sparked large foreign investor outflows from the region. A positive market rebound began in February and continued through September, leading to strong gains driven by optimism for pro-business election wins in India and Indonesia, stronger emerging market investment inflows and stabilizing signs from China in areas such as manufacturing that indicated that although the world’s second-largest economy has slowed it may be doing so at a controllable pace. The final weeks of the period saw another reversal as a stronger U.S. dollar and likelihood of rising U.S. interest rates brought back unpleasant memories of the 1997 Asian financial crisis for many investors. Asian market fundamentals, however, appear much stronger today, with continued solid prospects for growth.

PERFORMANCE DISCUSSION

Fund outperformance was led by our holdings in China and India, and within consumer discretionary, financials and health care sectors.

The top individual contributor was PC Jeweller, a consumer discretionary stock in India. This operator of a jewelry store chain rallied significantly on higher jewelry and gold sales. Consumer spending generally has improved in India following the May elections that propelled Prime Minister Narendra Modi into power. We believe investors also appreciated the company’s discounted valuation as one of the cheapest stocks in India.

In China, consumer discretionary stock SAIC Motor was another top individual contributor, benefiting from higher auto sales. While GDP growth is slowing in China, auto sales are growing at double-digit levels. With the economy nearly at full employment, wage growth for blue collar workers is quite strong, which has led to higher car sales. Industry-wide car sales have grown at a double-digit pace for the past three years in China. Despite its gains, SAIC remains one of the cheapest auto stocks in the world, with approximately 30% of its market capitalization represented in cash on its balance sheet.

Strides Arcolab in India was also additive to returns, benefiting from the largely positive investment environment following India’s general election. The pharmaceutical company, which is focused on the development and manufacture of niche generic drugs, also received a lift from regulatory re-inspections of its manufacturing plants that prevented import alerts being imposed on its products to the U.S. This also eased investor concerns over withholding cash payments from Mylan, which bought a unit of the company in 2013. Additionally, Strides Arcolab received several product approvals during the period. We sold our position on the stock’s gains.

Our information technology, materials and energy holdings weighed the most on relative returns. From a country perspective, our holdings in South Korea weighed the most on performance.

The consumer discretionary sector contained our largest individual detractor, Louis XIII Holdings. The company, which is building an ultra-upscale resort and casino in Macau, China, was among other Macau-related gambling

Janus Global & International Funds | 1

Janus Asia Equity Fund (unaudited)

companies that traded lower in the period. Ongoing slowdown in VIP business due to the Chinese government’s two-year anti-corruption drive has weighed on the gaming industry. Longer term, growth trends in Macau should remain strong, in our view. The company’s resort and casino is not due to open until 2016; therefore, we believe these short-term concerns should not affect it.

Information technology firm NCSoft was another main individual detractor. One of the largest online gaming developers in South Korea, the company received a much poorer reception to two of its games – Blade and Soul, and Guild Wars 2 – in China than investors expected. Both games had been well received outside of China and were operated by leading companies Tencent and KongZhong, but gamers’ interests faded after initial euphoria. We added to our position on the stock’s weakness based on its strong market position and healthy financial condition. We also anticipate launches of new games, including mobile games, to spur future growth.

Youku Tudou also weighed on returns. An Internet television company in China, Youku’s platform enables consumers to search, view and share video content across multiple devices. Based on its large customer base, Youku has one of the most effective advertising platforms in the Chinese market, in our view. With its acquisition of Tudou, the company is gaining significant pricing power, which should give it a long-term advantage on content acquisition. However, increasing competition in the online video space has led to increased content costs for the company. Increased regulation and a lag in the company’s ability to monetize mobile video viewing have also been headwinds.

Please see the Derivative Instruments section in the “Notes to Financial Statements” for a discussion of derivatives used by the Fund.

OUTLOOK

We think comparisons to today and the late 1990s, when the Asian financial crisis occurred, are misplaced since emerging market fundamentals, especially country balance sheets, are much stronger now. This is particularly true in Asia. In the mid- to late-90s, a lack of domestic savings required the use of foreign capital to support emerging markets. That is no longer the case. China has the biggest U.S. dollar reserves in the world and is an exporter of capital. A U.S. interest rate increase is likely sometime next year and may cause a short-term impact to emerging markets, but it is unlikely to create another crisis.

Additionally, in key countries like China, India and Indonesia that are undergoing economic reforms, even 1% lower GDP growth can lead to growing corporate earnings. Stronger earnings growth will result for those companies that are improving their efficiencies and making smart asset allocation decisions. The result would be growth in profitability and a re-rating of a company’s valuation. The main risk we see is a potential hard landing in the key countries in Asia. If a hard landing can be avoided, we expect considerable upside for emerging market and Asian equities.

While we pay attention to the macroeconomic environment, our focus remains on stock picking, and identifying companies that can grow their sales while staying focused on operating efficiencies and capital allocation, which should eventually lead to better shareholder returns.

Thank you for your investment in Janus Asia Equity Fund.

2 | SEPTEMBER 30, 2014

(unaudited)

Janus Asia Equity Fund At A Glance

5 Top Performers – Holdings

Contribution

PC Jeweller, Ltd.	2.09%
SAIC Motor Corp., Ltd. – Class A	1.11%
Strides Arcolab, Ltd.	0.93%
Taiwan Semiconductor Manufacturing Co., Ltd.	0.79%
Sitoy Group Holdings, Ltd.	0.76%

5 Bottom Performers – Holdings

Contribution

Louis XIII Holdings, Ltd.	–0.80%
NCSoft Corp.	–0.45%
Youku Tudou, Inc. (ADR)	–0.43%
Hyundai Motor Co.	–0.40%
CST Mining Group, Ltd.	–0.39%

5 Top Performers – Sectors*

		Fund Weighting	MSCI All Country
	Fund Contribution	(Average % of Equity)	Asia ex-Japan Index Weighting

Consumer Discretionary	2.38%	19.36%	10.15%
Financials	1.08%	27.85%	31.57%
Health Care	0.75%	1.56%	1.43%
Other**	0.24%	3.07%	0.00%
Utilities	0.09%	1.87%	3.95%

5 Bottom Performers – Sectors*

		Fund Weighting	MSCI All Country
	Fund Contribution	(Average % of Equity)	Asia ex-Japan Index Weighting

Information Technology	–0.27%	20.17%	20.86%
Materials	–0.18%	5.90%	5.70%
Energy	–0.12%	5.31%	6.00%
Consumer Staples	–0.11%	4.10%	5.41%
Industrials	–0.07%	9.47%	8.82%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.
*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

**	Not a GICS classified sector.

Janus Global & International Funds | 3

Janus Asia Equity Fund (unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of September 30, 2014

Taiwan Semiconductor Manufacturing Co., Ltd. Semiconductor & Semiconductor Equipment	4.7%
SAIC Motor Corp., Ltd. – Class A Automobiles	3.5%
Samsung Electronics Co., Ltd. Semiconductor & Semiconductor Equipment	2.7%
Daqin Railway Co., Ltd. – Class A Road & Rail	2.7%
AIA Group, Ltd. Insurance	2.3%

15.9%

Asset Allocation – (% of Net Assets)
As of September 30, 2014

Emerging markets comprised 80.3% of total net assets.

*Includes Cash Equivalents and Other of (2.7)%.

Top Country Allocations – Long Positions (% of Investment Securities)
As of September 30, 2014

As of September 30, 2013

4 | SEPTEMBER 30, 2014

(unaudited)

Performance

			Expense Ratios –
Average Annual Total Return – for the periods ended September 30, 2014			per the January 28, 2014 prospectuses
	One	Since	Total Annual Fund	Net Annual Fund
	Year	Inception*	Operating Expenses	Operating Expenses

Janus Asia Equity Fund – Class A Shares
NAV	9.06%	1.18%	2.03%	1.37%
MOP	2.75%	–0.69%

Janus Asia Equity Fund – Class C Shares
NAV	8.22%	0.49%	2.77%	2.07%
CDSC	7.22%	0.49%

Janus Asia Equity Fund – Class D Shares(1)	9.26%	1.31%	1.91%	1.19%

Janus Asia Equity Fund – Class I Shares	9.43%	1.46%	1.70%	1.10%

Janus Asia Equity Fund – Class S Shares	9.02%	1.09%	2.21%	1.57%

Janus Asia Equity Fund – Class T Shares	9.26%	1.27%	2.05%	1.32%

MSCI All Country Asia ex-Japan Index	8.24%	2.06%

Morningstar Quartile – Class I Shares	2nd	3rd

Morningstar Ranking – based on total return for Pacific/Asia ex-Japan Stock Funds	29/91	53/83

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Net expense ratios reflect the expense waiver, if any, Janus Capital has contractually agreed to through February 1, 2015.

See important disclosures on the next page.

Janus Global & International Funds | 5

Janus Asia Equity Fund (unaudited)

This Fund has a performance-based management fee that may adjust up or down based on the Fund’s performance.

A Fund’s performance may be affected by risks that include those associated with nondiversification, non-investment grade debt securities, high-yield/high-risk securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest. Additional risks to a Fund may also include, but are not limited to, those associated with investing in foreign securities, emerging markets, initial public offerings, real estate investment trusts (REITs), derivatives, short sales, commodity-linked investments and companies with relatively small market capitalizations. Each Fund has different risks. Please see a Janus prospectus for more information about risks, Fund holdings and other details.

Foreign securities are subject to additional risks including currency fluctuations, political and economic uncertainty, increased volatility and differing financial and information reporting standards, all of which are magnified in emerging markets.

Holding a meaningful portion of assets in cash or cash equivalents may negatively affect performance.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2014 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments and Other Information for index definitions.

A Fund’s portfolio may differ significantly from the securities held in an index. An index is unmanaged and is not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Fund Report.”

*	The Fund’s inception date – July 29, 2011
(1)	Closed to new investors.

6 | SEPTEMBER 30, 2014

(unaudited)

Expense Examples
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees; administrative services fees payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses
The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				Hypothetical
	Actual			(5% return before expenses)
	Beginning	Ending	Expenses	Beginning	Ending	Expenses
	Account	Account	Paid During	Account	Account	Paid During	Net Annualized
	Value	Value	Period	Value	Value	Period	Expense Ratio
	(4/1/14)	(9/30/14)	(4/1/14 - 9/30/14)†	(4/1/14)	(9/30/14)	(4/1/14 - 9/30/14)†	(4/1/14 - 9/30/14)

Class A Shares	$1,000.00	$1,053.80	$6.85	$1,000.00	$1,018.40	$6.73	1.33%

Class C Shares	$1,000.00	$1,049.70	$10.64	$1,000.00	$1,014.69	$10.45	2.07%

Class D Shares	$1,000.00	$1,054.70	$6.08	$1,000.00	$1,019.15	$5.97	1.18%

Class I Shares	$1,000.00	$1,054.60	$5.36	$1,000.00	$1,019.85	$5.27	1.04%

Class S Shares	$1,000.00	$1,053.80	$7.93	$1,000.00	$1,017.35	$7.79	1.54%

Class T Shares	$1,000.00	$1,053.80	$6.64	$1,000.00	$1,018.60	$6.53	1.29%

†	Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Global & International Funds | 7

Janus Asia Equity Fund

Schedule of Investments

As of September 30, 2014

Shares		Value

Common Stock – 101.7%
Airlines – 0.7%
131,300	AirAsia Bhd	$101,333
Auto Components – 1.5%
857	Hyundai Mobis Co., Ltd.	208,866
Automobiles – 7.1%
154,200	Astra International Tbk PT	89,292
1,275	Hyundai Motor Co.	229,968
163,300	SAIC Motor Corp., Ltd. – Class Aß	480,208
126,000	Yulon Motor Co., Ltd.	188,169

		987,637
Beverages – 0.6%
219,900	LT Group, Inc.	76,587
Capital Markets – 1.8%
77,800	CITIC Securities Co., Ltd. – Class Aß	168,706
119,000	Guotai Junan International Holdings, Ltd.	82,110

		250,816
Chemicals – 1.2%
704	LG Chem, Ltd.	170,254
Commercial Banks – 15.3%
30,500	Bangkok Bank PCL (NVDR)	191,893
188,700	Bank Mandiri Persero Tbk PT	155,294
28,500	BOC Hong Kong Holdings, Ltd.	90,935
204,900	China Construction Bank Corp. – Class Aß	135,787
334,000	China Construction Bank Corp. – Class H	234,301
202,534	CTBC Financial Holding Co., Ltd.	135,967
19,000	DBS Group Holdings, Ltd.	273,998
6,860	Hana Financial Group, Inc.	248,048
6,856	ICICI Bank, Ltd.	158,709
418,000	Industrial & Commercial Bank of China, Ltd. – Class H	260,871
45,957	Metropolitan Bank & Trust Co.	88,786
3,160	Shinhan Financial Group Co., Ltd.	144,344

		2,118,933
Construction & Engineering – 1.5%
409,300	Louis XIII Holdings, Ltd.*	206,258
Construction Materials – 0.4%
73,500	BBMG Corp. – Class H	51,011
Diversified Telecommunication Services – 1.1%
102,000	China Unicom Hong Kong, Ltd.	153,483
Electric Utilities – 0.5%
28,583	Power Grid Corp. of India, Ltd.	62,591
Electrical Equipment – 0.5%
20,252	Finolex Cables, Ltd.	69,719
Electronic Equipment, Instruments & Components – 5.8%
17,000	Chroma ATE, Inc.	47,276
32,000	FLEXium Interconnect, Inc.	80,586
42,312	Hon Hai Precision Industry Co., Ltd.	133,240
26,600	Japan Display, Inc.*	128,893
16,800	Merry Electronics Co., Ltd.	78,098
83,000	WPG Holdings, Ltd.	101,564
79,600	Zhen Ding Technology Holding, Ltd.	229,873

		799,530
Food Products – 2.9%
26,480	Biostime International Holdings, Ltd.	82,301
206,000	Golden Agri-Resources, Ltd.	83,066
37,080	San Miguel Pure Foods Co., Inc.	194,061
33,000	Want Want China Holdings, Ltd.	41,163

		400,591
Health Care Providers & Services – 0.5%
85,182	Religare Health Trust	63,402
Hotels, Restaurants & Leisure – 1.7%
57,000	Genting Bhd	164,949
100,000	Nagacrop, Ltd.	71,629

		236,578
Independent Power and Renewable Electricity Producers – 1.3%
66,000	China Resources Power Holdings Co., Ltd.	178,231
Industrial Conglomerates – 2.3%
12,000	Hutchison Whampoa, Ltd.	145,039
12,000	Keppel Corp., Ltd.	98,671
165,500	Shun Tak Holdings, Ltd.	81,231

		324,941
Information Technology Services – 0.7%
1,539	Infosys, Ltd.	93,573
Insurance – 5.3%
61,400	AIA Group, Ltd.	316,894
82,400	China Pacific Insurance Group Co., Ltd. – Class Aß	260,055
591	Samsung Fire & Marine Insurance Co., Ltd.	157,204

		734,153
Internet & Catalog Retail – 0.5%
763	Alibaba Group Holding, Ltd. (ADR)*	67,793
Internet Software & Services – 2.6%
14,600	Tencent Holdings, Ltd.	217,344
7,809	Youku Tudou, Inc. (ADR)*	139,937

		357,281
Machinery – 0.7%
5,344	Daewoo Shipbuilding & Marine Engineering Co., Ltd.	102,573
Marine – 1.3%
120,000	China Shipping Development Co., Ltd. – Class H	75,325
144,411	First Steamship Co., Ltd.	98,489

		173,814
Metals & Mining – 3.2%
80,000	Baoshan Iron & Steel Co., Ltd. – Class Aß	56,475
11,432,000	CST Mining Group, Ltd.*	63,317
35,134	Hindustan Zinc, Ltd.	91,318
10,011	Iluka Resources, Ltd.	68,580
526	POSCO	161,239

		440,929
Multiline Retail – 1.8%
481	Hyundai Department Store Co., Ltd.	72,700
94,000	Lifestyle International Holdings, Ltd.ß	176,594

		249,294
Oil, Gas & Consumable Fuels – 5.7%
124,400	China Petroleum & Chemical Corp. – Class H	108,856
40,500	China Shenhua Energy Co., Ltd. – Class H	113,047

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

8 | SEPTEMBER 30, 2014

Schedule of Investments

As of September 30, 2014

Shares		Value

Oil, Gas & Consumable Fuels – (continued)
545,000	China Suntien Green Energy Corp., Ltd. – Class H	$135,741
77,000	CNOOC, Ltd.	132,537
44,000	PetroChina Co., Ltd. – Class H	56,440
16,072	Reliance Industries, Ltd.	245,375

		791,996
Pharmaceuticals – 0.6%
6,061	Torrent Pharmaceuticals, Ltd.	85,502
Real Estate Investment Trusts (REITs) – 0.7%
81,079	AIMS AMP Capital Industrial REIT	91,054
Real Estate Management & Development – 6.3%
499,000	Central China Real Estate, Ltd.	117,344
2,314,000	Century Properties Group, Inc.	65,469
6,000	Cheung Kong Holdings, Ltd.	98,474
3,610,000	CSI Properties, Ltd.	151,072
92,500	IJM Land Bhd	93,237
314,000	Langham Hospitality Investments and Langham Hospitality Investments, Ltd.	134,311
447,950	Siam Future Development PCL	98,823
8,000	Sun Hung Kai Properties, Ltd.	113,195

		871,925
Road & Rail – 2.7%
294,400	Daqin Railway Co., Ltd. – Class Aß	373,131
Semiconductor & Semiconductor Equipment – 12.1%
14,067	Himax Technologies, Inc. (ADR)#	142,780
13,000	MediaTek, Inc.	192,619
337	Samsung Electronics Co., Ltd.	377,322
7,020	SK Hynix, Inc.*	310,757
164,000	Taiwan Semiconductor Manufacturing Co., Ltd.	652,866

		1,676,344
Software – 2.6%
1,278	NCSoft Corp.	162,709
13,500	Nexon Co., Ltd.	111,473
4,334	Perfect World Co., Ltd. (ADR)	85,336

		359,518
Specialty Retail – 5.1%
231,500	Baoxin Auto Group, Ltd.	173,048
118,200	Chow Tai Fook Jewellery Group, Ltd.#	153,794
38,000	L’Occitane International SA	87,132
75,374	PC Jeweller, Ltd.	285,773

		699,747
Textiles, Apparel & Luxury Goods – 1.5%
63,300	Samsonite International SA	203,752
Thrifts & Mortgage Finance – 0.9%
7,292	Housing Development Finance Corp.	124,354
Tobacco – 0.7%
16,850	ITC, Ltd.	101,039

Total Common Stock (cost $13,692,872)		14,058,533

Preferred Stock – 1.0%
Semiconductor & Semiconductor Equipment – 1.0%
168	Samsung Electronics Co., Ltd. (cost $157,923)	142,796

Warrant – 0%
Real Estate Management & Development – 0%
1,000	Sun Hung Kai Properties, Ltd. expires 4/22/16* (cost $0)	1,672

Money Market – 3.5%
487,094	Janus Cash Liquidity Fund LLC, 0.0682%°°,£ (cost $487,094)	487,094

Investment Purchased with Cash Collateral From Securities Lending – 1.7%
230,825	Janus Cash Collateral Fund LLC, 0.0650%°°,£ (cost $230,825)	230,825

Total Investments (total cost $14,568,714) – 107.9%		14,920,920

Liabilities, net of Cash, Receivables and Other Assets – (7.9)%		(1,093,175)

Net Assets – 100%		$13,827,745

Summary of Investments by Country – (Long Positions) (unaudited)

		% of Investment
Country	Value	Securities

China	$3,898,471	26.1%
South Korea	2,488,780	16.7
Hong Kong	2,090,277	14.0
Taiwan	2,081,527	14.0
India	1,317,953	8.8
United States††	717,919	4.8
Singapore	610,191	4.1
Philippines	424,903	2.8
Malaysia	359,519	2.4
Thailand	290,716	2.0
Indonesia	244,586	1.6
Japan	240,366	1.6
France	87,132	0.6
Australia	68,580	0.5

Total	$14,920,920	100.0%

††	Includes all Cash Equivalents.

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

Janus Global & International Funds | 9

Janus Emerging Markets Fund (unaudited)

FUND SNAPSHOT We seek to generate strong risk-adjusted returns by investing in stocks with high or expanding profitability at attractive valuations.	Hiroshi Yoh lead co-portfolio manager	Wahid Chammas co-portfolio manager

PERFORMANCE

Janus Emerging Markets Fund’s Class I Shares returned 7.19% for the one-year period ended September 30, 2014. The Fund’s benchmark, the MSCI Emerging Markets Index, returned 4.30%.

INVESTMENT ENVIRONMENT

Emerging markets delivered positive returns in the past 12 months but continued their persistent underperformance relative to developed markets. Fourth quarter 2013 and early 2014 saw continued declines prompted by persistent concerns about the region’s slowing economic growth, particularly in China, mounting geopolitical risks in countries such as Russia and Thailand, and potential negative prospects around anticipated Federal Reserve tapering of its stimulative bond-buying program. The latter significantly weakened currencies of countries with account and fiscal deficits, as well as sparked large foreign investor outflows from the region. In addition, Brazil continued to suffer from a weak economy and investor disappointment over government policies. A positive market rebound began in February and continued to September, leading to strong gains driven by optimism for pro-business election wins in India and Indonesia, stronger investment inflows, and stabilizing signs from China in areas such as manufacturing that indicated that although the world’s second-largest economy has slowed it may be doing so at a controllable pace. The final weeks of the period saw another reversal as a stronger U.S. dollar and likelihood of rising U.S. interest rates brought back unpleasant memories of the 1997 Asian financial crisis for many investors. Emerging market fundamentals, however, appear much stronger today, with continued solid prospects for growth.

PERFORMANCE DISCUSSION

Fund outperformance was led by holdings in China, India and Taiwan. On a sector basis, consumer discretionary, materials and health care holdings contributed the most to relative outperformance.

The largest individual contributor was PC Jeweller, a consumer discretionary stock in India and one of the Fund’s Top 5 holdings. This operator of a jewelry store chain rallied significantly on higher jewelry and gold sales. Consumer spending generally has improved in India following the May elections that propelled Prime Minister Narendra Modi into power. We believe investors also appreciated the company’s discounted valuation as one of the cheapest stocks in India.

The Fund’s largest holding, Taiwan Semiconductor Manufacturing Co. (TSMC), was another top individual contributor. TSMC is the world’s leading contract manufacturer of semiconductor chips. The stock rose on stronger-than-expected orders during its normally weaker beginning-of-the-year period. As a result, the company raised its first-quarter sales forecast, driven by stronger demand for mobile phones. It also raised its profitability outlook. We continue to appreciate the company’s dominant market position and consider its valuation attractive relative to the strong earnings growth we anticipate.

In China, consumer discretionary stock SAIC Motor was also additive to relative returns, benefiting from higher auto sales. While GDP growth is slowing in China, auto sales are growing at double-digit levels. With the economy nearly at full employment, wage growth for blue collar workers is quite strong, which has led to higher car sales. Industry-wide car sales have grown at a double-digit pace for the past three years in China. Despite its gains, SAIC remains one of the cheapest auto stocks in the world, with approximately 30% of its market capitalization represented in cash on its balance sheet.

On a country basis, our holdings in South Korea and Brazil, and our small out-of-index position in the UK weighed the most on relative returns. Energy, utilities and industrials were the sectors that detracted the most from relative performance.

London Mining, an iron ore company with mines in Sierra Leone, Greenland and Saudi Arabia, was the largest individual detractor. The company suffered from weak iron

10 | SEPTEMBER 30, 2014

(unaudited)

ore prices, which left the firm strapped for cash after a series of recent mishaps, as well as the Ebola outbreak in Africa, where it operates mines. We sold the stock. We had favored the UK-based miner for its high grade ore reserves and its market position as a low-cost producer. The company’s balance sheet had always been stretched, but we miscalculated their ability to maneuver this successfully. While fears over falling iron ore prices and the company’s ability to refinance its debt negatively impacted the stock during the period, we felt it was fully discounted. The company had also guided for over a year that they were in discussions with a strategic investor to monetize their lucrative mine and restructure their balance sheet. However, with the sudden announcement in late September that Glencore refused to make a prepayment under the terms of its off take agreement for the Marampa mine, the company essentially found itself strapped for cash. London Mining was positioned as one of the smallest positions in the Fund, commensurate with our risk management process to reflect its higher risk profile.

Two other of the Fund’s main individual detractors were Russian related. The first was TCS Group Holding, a financial company that specializes in consumer finance in Russia. The company has a cost-effective business model for identifying creditworthy customers, in our view. TCS reported financial results during the period that topped market estimates. However, its fundamentals were overwhelmed by the Ukraine crisis and by concerns over potential loan losses and funding weakness.

The second was Sberbank of Russia, Russia’s largest bank. The stock suffered as a proxy for the broader Russian market, which sold off over the Ukraine crisis. We added to our position. The company’s fundamentals remained strong, as evidenced by higher-than expected growth and profitability in its latest quarter. Also noteworthy was significant deposit growth month over month in March, indicating, perhaps, a flight to quality from smaller banks. Given the environment, Sberbank traded at a significant discount to global peers, which we believe will slowly diminish long term as geopolitical tensions ease.

Please see the Derivative Instruments section in the “Notes to Financial Statements” for a discussion of derivatives used by the Fund.

OUTLOOK

We think comparisons to today and the late 1990s, when the Asian financial crisis occurred, are misplaced since emerging market fundamentals, especially country balance sheets, are much stronger now. This is particularly true in Asia. In the mid- to late-90s, a lack of domestic savings required the use of foreign capital to support emerging markets. That is no longer the case. China has the biggest U.S. dollar reserves in the world and is an exporter of capital. A U.S. interest rate increase is likely sometime next year and may cause a short-term impact to emerging markets, but it is unlikely to create another crisis.

Additionally, in key countries like China, India and Indonesia that are undergoing economic reforms, even 1% lower GDP growth can lead to growing corporate earnings. Stronger earnings growth will result for those companies that are improving their efficiencies and making smart asset allocation decisions. The result would be growth in profitability and a re-rating of a company’s valuation. The main risk we see is a potential hard landing in key countries. If a hard landing can be avoided, we expect considerable upside for emerging market equities.

While we pay attention to the macroeconomic environment, our focus remains on stock picking and identifying companies that can grow their sales while staying focused on operating efficiencies and capital allocation, which should eventually lead to better shareholder returns.

Thank you for your investment in Janus Emerging Markets Fund.

Janus Global & International Funds | 11

Janus Emerging Markets Fund (unaudited)

Janus Emerging Markets Fund At A Glance

5 Top Performers – Holdings

Contribution

PC Jeweller, Ltd.	1.81%
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	0.91%
SAIC Motor Corp., Ltd. – Class A	0.89%
Sitoy Group Holdings, Ltd.	0.86%
Orascom Development Holding AG	0.73%

5 Bottom Performers – Holdings

Contribution

London Mining PLC	–0.76%
TCS Group Holding PLC (GDR)	–0.76%
Sberbank of Russia (ADR)	–0.75%
Louis XIII Holdings, Ltd.	–0.45%
Globaltrans Investment PLC (GDR)	–0.44%

5 Top Performers – Sectors*

		Fund Weighting	MSCI Emerging Markets
	Fund Contribution	(Average % of Equity)	IndexSM Weighting

Consumer Discretionary	2.57%	21.52%	9.02%
Materials	1.05%	5.15%	9.25%
Health Care	0.79%	1.38%	1.75%
Financials	0.58%	30.66%	26.96%
Information Technology	0.40%	18.03%	16.49%

5 Bottom Performers – Sectors*

		Fund Weighting	MSCI Emerging Markets
	Fund Contribution	(Average % of Equity)	IndexSM Weighting

Energy	–0.39%	6.39%	10.98%
Utilities	–0.29%	0.53%	3.43%
Industrials	–0.26%	7.80%	6.46%
Consumer Staples	0.08%	5.70%	8.43%
Telecommunication Services	0.11%	0.50%	7.23%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.
*	Based on sector classification according to the Global Industry Classification Standard codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

12 | SEPTEMBER 30, 2014

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of September 30, 2014

Taiwan Semiconductor Manufacturing Co., Ltd. (ADR) Semiconductor & Semiconductor Equipment	4.3%
Samsung Electronics Co., Ltd. Semiconductor & Semiconductor Equipment	2.7%
Itau Unibanco Holding SA (ADR) Commercial Banks	2.5%
SAIC Motor Corp., Ltd. – Class A Automobiles	2.4%
PC Jeweller, Ltd. Specialty Retail	2.1%

14.0%

Asset Allocation – (% of Net Assets)
As of September 30, 2014

Emerging markets comprised 79.8% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)
As of September 30, 2014

As of September 30, 2013

Janus Global & International Funds | 13

Janus Emerging Markets Fund (unaudited)

Performance

			Expense Ratios –
Average Annual Total Return – for the periods ended September 30, 2014			per the January 28, 2014 prospectuses
	One	Since	Total Annual Fund	Net Annual Fund
	Year	Inception*	Operating Expenses	Operating Expenses

Janus Emerging Markets Fund – Class A Shares
NAV	6.71%	–3.09%	1.81%	1.46%
MOP	0.60%	–4.60%

Janus Emerging Markets Fund – Class C Shares
NAV	5.98%	–3.73%	2.54%	2.17%
CDSC	4.98%	–3.73%

Janus Emerging Markets Fund – Class D Shares(1)	6.98%	–2.94%	1.64%	1.26%

Janus Emerging Markets Fund – Class I Shares	7.19%	–2.80%	1.50%	1.14%

Janus Emerging Markets Fund – Class S Shares	6.67%	–3.11%	1.97%	1.64%

Janus Emerging Markets Fund – Class T Shares	6.92%	–2.94%	1.70%	1.39%

MSCI Emerging Markets IndexSM	4.30%	–0.43%

Morningstar Quartile – Class I Shares	1st	4th

Morningstar Ranking – based on total return for Diversified Emerging Markets Funds	129/702	394/464

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Net expense ratios reflect the expense waiver, if any, Janus Capital has contractually agreed to through February 1, 2015.

See important disclosures on the next page.

14 | SEPTEMBER 30, 2014

(unaudited)

This Fund has a performance-based management fee that may adjust up or down based on the Fund’s performance.

A Fund’s performance may be affected by risks that include those associated with nondiversification, non-investment grade debt securities, high-yield/high-risk securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest. Additional risks to a Fund may also include, but are not limited to, those associated with investing in foreign securities, emerging markets, initial public offerings, real estate investment trusts (REITs), derivatives, short sales, commodity-linked investments and companies with relatively small market capitalizations. Each Fund has different risks. Please see a Janus prospectus for more information about risks, Fund holdings and other details.

Foreign securities are subject to additional risks including currency fluctuations, political and economic uncertainty, increased volatility and differing financial and information reporting standards, all of which are magnified in emerging markets.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2014 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments and Other Information for index definitions.

A Fund’s portfolio may differ significantly from the securities held in an index. An index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Fund Report.”

Effective February 12, 2014, Hiroshi Yoh and Wahid Chammas are Co-Portfolio Managers of the Fund.

*	The Fund’s inception date – December 28, 2010
(1)	Closed to new investors.

Janus Global & International Funds | 15

Janus Emerging Markets Fund (unaudited)

Expense Examples
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees; administrative services fees payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses
The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				Hypothetical
	Actual			(5% return before expenses)
	Beginning	Ending	Expenses	Beginning	Ending	Expenses
	Account	Account	Paid During	Account	Account	Paid During	Net Annualized
	Value	Value	Period	Value	Value	Period	Expense Ratio
	(4/1/14)	(9/30/14)	(4/1/14 - 9/30/14)†	(4/1/14)	(9/30/14)	(4/1/14 - 9/30/14)†	(4/1/14 - 9/30/14)

Class A Shares	$1,000.00	$1,027.40	$8.49	$1,000.00	$1,016.70	$8.44	1.67%

Class C Shares	$1,000.00	$1,022.90	$11.71	$1,000.00	$1,013.49	$11.66	2.31%

Class D Shares	$1,000.00	$1,028.80	$6.71	$1,000.00	$1,018.45	$6.68	1.32%

Class I Shares	$1,000.00	$1,029.90	$6.00	$1,000.00	$1,019.15	$5.97	1.18%

Class S Shares	$1,000.00	$1,026.40	$8.48	$1,000.00	$1,016.70	$8.44	1.67%

Class T Shares	$1,000.00	$1,028.70	$7.22	$1,000.00	$1,017.95	$7.18	1.42%

†	Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

16 | SEPTEMBER 30, 2014

Janus Emerging Markets Fund

Schedule of Investments

As of September 30, 2014

Shares or Principal Amount		Value

Common Stock – 93.2%
Airlines – 0.5%
220,000	AirAsia Bhd	$169,790
Auto Components – 1.1%
1,491	Hyundai Mobis Co., Ltd.	363,383
Automobiles – 5.3%
164,000	Astra International Tbk PT	94,967
335,000	Geely Automobile Holdings, Ltd.	140,137
2,883	Hyundai Motor Co.	519,998
280,000	SAIC Motor Corp., Ltd. – Class Aß	823,382
163,157	Yulon Motor Co., Ltd.	243,660

		1,822,144
Beverages – 2.0%
20,900	Fomento Economico Mexicano SAB de CV	192,407
396,721	LT Group, Inc.	138,170
6,531	SABMiller PLC	363,313

		693,890
Capital Markets – 3.5%
47,124	Atlas Mara Co-Nvest, Ltd.	461,815
143,000	CITIC Securities Co., Ltd. – Class Aß	310,089
20,800	Grupo BTG Pactual	274,076
248,000	Guotai Junan International Holdings, Ltd.	171,121

		1,217,101
Commercial Banks – 14.3%
23,000	Bangkok Bank PCL (NVDR)	144,706
298,400	Bank Mandiri Persero Tbk PT	245,574
175,831	BBVA Banco Continental SA	294,270
373,500	China Construction Bank Corp. – Class Aß	247,517
31,079	Grupo Financiero Santander Mexico SAB de CV (ADR)	420,499
3,124	Hana Financial Group, Inc.	112,959
8,497	ICICI Bank, Ltd. (ADR)	417,203
578,000	Industrial & Commercial Bank of China, Ltd. – Class H	360,726
61,237	Itau Unibanco Holding SA (ADR)	849,970
78,828	Metropolitan Bank & Trust Co.	152,290
76,834	National Bank of Greece SA*	224,711
6,295	OTP Bank PLC	106,928
70,698	Sberbank of Russia (ADR)	556,429
8,542	Shinhan Financial Group Co., Ltd.	390,187
50,519	TCS Group Holding PLC (GDR)	235,164
28,797	Turkiye Halk Bankasi A/S	173,071

		4,932,204
Construction & Engineering – 1.0%
714,600	Louis XIII Holdings, Ltd.*	360,107
Construction Materials – 0.4%
185,000	BBMG Corp. – Class H	128,396
Diversified Consumer Services – 1.6%
85,972	Kroton Educacional SA	540,245
Diversified Financial Services – 1.2%
65,400	BM&FBovespa SA	299,010
10,327,703	Bolsa de Valores de Colombia	121,896

		420,906
Electric Utilities – 0.5%
76,618	Power Grid Corp. of India, Ltd.	167,777
Electrical Equipment – 0.6%
61,162	Finolex Cables, Ltd.	210,555
Electronic Equipment, Instruments & Components – 4.3%
76,000	Chroma ATE, Inc.	211,353
67,000	FLEXium Interconnect, Inc.	168,728
88,480	Hon Hai Precision Industry Co., Ltd.	278,622
55,300	Japan Display, Inc.*	267,962
33,600	Merry Electronics Co., Ltd.	156,197
160,000	WPG Holdings, Ltd.	195,786
77,100	Zhen Ding Technology Holding, Ltd.	222,653

		1,501,301
Food & Staples Retailing – 2.0%
43,900	Brasil Pharma SA	67,621
99,150	Robinsons Retail Holdings, Inc.	139,876
26,093	Shoprite Holdings, Ltd.	323,238
9,080	X5 Retail Group NV (GDR)	167,293

		698,028
Food Products – 2.2%
35,357	AVI, Ltd.	219,016
49,963	Biostime International Holdings, Ltd.#	155,287
18,997	Oceana Group, Ltd.	124,701
50,610	San Miguel Pure Foods Co., Inc.	264,872

		763,876
Health Care Providers & Services – 0.5%
231,000	Religare Health Trust	171,937
Hotels, Restaurants & Leisure – 2.4%
86,000	Genting Bhd	248,870
45,000	Melco International Development, Ltd.	104,171
196,000	Nagacrop, Ltd.	140,393
11,183	Orascom Development Holding AG*	216,157
80,000	Shangri-La Asia, Ltd.	118,422

		828,013
Independent Power and Renewable Electricity Producers – 0.5%
64,000	China Resources Power Holdings Co., Ltd.	172,830
Industrial Conglomerates – 0.4%
306,000	Shun Tak Holdings, Ltd.	150,190
Information Technology Services – 1.3%
3,078	Infosys, Ltd.	187,145
8,784	QIWI PLC (ADR)	277,487

		464,632
Insurance – 2.6%
12,400	BB Seguridade Participacoes SA	163,138
72,400	China Pacific Insurance Group Co., Ltd. – Class Aß	228,495
1,907	Samsung Fire & Marine Insurance Co., Ltd.	507,257

		898,890
Internet & Catalog Retail – 0.4%
1,589	Alibaba Group Holding, Ltd. (ADR)*	141,183
Internet Software & Services – 1.3%
21,200	Tencent Holdings, Ltd.	315,595
7,585	Youku Tudou, Inc. (ADR)*	135,923

		451,518
Machinery – 0.6%
10,416	Daewoo Shipbuilding & Marine Engineering Co., Ltd.	199,926

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

Janus Global & International Funds | 17

Janus Emerging Markets Fund

Schedule of Investments

As of September 30, 2014

Shares or Principal Amount		Value

Marine – 0.4%
232,000	China Shipping Development Co., Ltd. – Class H	$145,628
Media – 0.5%
41,400	Poly Culture Group Corp., Ltd. – Class H*	154,104
Metals & Mining – 2.3%
43,718	Grupo Mexico SAB de CV – Series B	146,397
68,594	Hindustan Zinc, Ltd.	178,285
15,504	Iluka Resources, Ltd.	106,210
256,951	London Mining PLC*	32,262
529	POSCO	162,158
14,167	Vale SA (ADR)#	155,979

		781,291
Multiline Retail – 0.9%
131,000	Lifestyle International Holdings, Ltd.ß	246,104
10,204	SACI Falabella	77,004

		323,108
Oil, Gas & Consumable Fuels – 5.3%
20,361	Africa Oil Corp.*	89,601
176,600	China Petroleum & Chemical Corp. – Class H	154,533
47,000	China Shenhua Energy Co., Ltd. – Class H	131,190
810,000	China Suntien Green Energy Corp., Ltd. – Class H	201,744
48,000	CNOOC, Ltd.	82,620
11,547	Cobalt International Energy, Inc.*	157,039
62,020	Ophir Energy PLC*	229,408
68,000	PetroChina Co., Ltd. – Class H	87,226
25,380	Petroleo Brasileiro SA (ADR)†	360,142
21,221	Reliance Industries, Ltd.	323,986

		1,817,489
Pharmaceuticals – 0.5%
12,573	Torrent Pharmaceuticals, Ltd.	177,366
Real Estate Investment Trusts (REITs) – 2.7%
304,200	Concentradora Fibra Hotelera Mexicana SA de CV	533,005
225,858	Emlak Konut Gayrimenkul Yatirim Ortakligi A/S	235,578
79,800	Prologis Property Mexico SA de CV	167,810

		936,393
Real Estate Management & Development – 4.6%
873,000	Central China Real Estate, Ltd.	205,293
6,770,000	CSI Properties, Ltd.	283,311
26,332	DLF, Ltd.	63,944
537,000	Emaar Malls Group PJSC*	424,009
33,551	Etalon Group, Ltd. (GDR)	122,345
486,000	Langham Hospitality Investments and Langham Hospitality Investments, Ltd.	207,883
13,900	Multiplan Empreendimentos Imobiliarios SA	284,645

		1,591,430
Road & Rail – 2.9%
387,600	Daqin Railway Co., Ltd. – Class Aß	491,255
31,166	Globaltrans Investment PLC (GDR)	261,733
17,229	Prime Car Management SA*	264,669

		1,017,657
Semiconductor & Semiconductor Equipment – 10.0%
26,987	Himax Technologies, Inc. (ADR)#	273,918
11,000	MediaTek, Inc.	162,986
824	Samsung Electronics Co., Ltd.	922,592
14,326	SK Hynix, Inc.*	634,173
72,978	Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	1,472,696

		3,466,365
Software – 2.8%
5,209	Globant SA*	73,291
8,110	Linx SA	169,655
2,568	NCSoft Corp.	326,945
28,000	Nexon Co., Ltd.	231,203
9,106	Perfect World Co., Ltd. (ADR)	179,297

		980,391
Specialty Retail – 5.1%
448,500	Baoxin Auto Group, Ltd.	335,257
175,800	Chow Tai Fook Jewellery Group, Ltd.#	228,739
71,750	L’Occitane International SA	164,520
195,359	PC Jeweller, Ltd.	740,685
30,300	Via Varejo SA	302,195

		1,771,396
Textiles, Apparel & Luxury Goods – 3.5%
235,000	China Lilang, Ltd.	165,018
13,613	Cie Financiere Richemont SA	111,339
225,000	Samsonite International SA	724,237
267,000	Sitoy Group Holdings, Ltd.	215,737

		1,216,331
Thrifts & Mortgage Finance – 0.7%
15,046	Housing Development Finance Corp.	256,588
Tobacco – 0.5%
27,195	ITC, Ltd.	163,072

Total Common Stock (cost $32,959,516)		32,267,431

Corporate Bond – 0.1%
Energy – 0.1%
$110,000	Niko Resources, Ltd. 7.0000%, 12/31/17 (cost $110,594)	24,656

Preferred Stock – 1.4%
Chemicals – 0.9%
1,921	LG Chem, Ltd.	298,379
Semiconductor & Semiconductor Equipment – 0.5%
225	Samsung Electronics Co., Ltd.	191,244

Total Preferred Stock (cost $390,701)		489,623

Warrant – 0.1%
Commercial Banks – 0.1%
27,518	Atlas Mara Co-Nvest, Ltd. expires 12/17/17 (144A)* (cost $275)	27,518

Money Market – 5.6%
1,938,259	Janus Cash Liquidity Fund LLC, 0.0682%°°,£ (cost $1,938,259)	1,938,259

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

18 | SEPTEMBER 30, 2014

Schedule of Investments

As of September 30, 2014

Shares or Principal Amount		Value

Investment Purchased with Cash Collateral From Securities Lending – 1.8%
630,400	Janus Cash Collateral Fund LLC, 0.0650%°°,£ (cost $630,400)	$630,400

Total Investments (total cost $36,029,745) – 102.2%		35,377,887

Liabilities, net of Cash, Receivables and Other Assets – (2.2)%		(766,443)

Net Assets – 100%		$34,611,444

Summary of Investments by Country – (Long Positions) (unaudited)

		% of Investment
Country	Value	Securities

China	$5,492,725	15.5%
South Korea	4,629,201	13.1
Brazil	3,466,676	9.8
Taiwan	3,386,599	9.6
Hong Kong	2,950,415	8.3
India	2,886,606	8.2
United States††	2,798,989	7.9
Russia	1,620,451	4.6
Mexico	1,460,118	4.1
Philippines	695,208	2.0
South Africa	666,955	1.9
United Kingdom	624,983	1.8
Japan	499,165	1.4
Virgin Islands (British)	489,333	1.4
United Arab Emirates	424,009	1.2
Malaysia	418,660	1.2
Turkey	408,649	1.2
Indonesia	340,541	1.0
Switzerland	327,496	0.9
Peru	294,270	0.8
Poland	264,669	0.7
Greece	224,711	0.6
Singapore	171,937	0.5
France	164,520	0.5
Thailand	144,706	0.4
Colombia	121,896	0.3
Canada	114,257	0.3
Hungary	106,928	0.3
Australia	106,210	0.3
Chile	77,004	0.2

Total	$35,377,887	100.0%

††	Includes Cash Equivalents of 7.3%.

Schedule of Forward Currency Contracts, Open

			Unrealized
	Currency	Currency	Appreciation/
Counterparty/Currency and Settlement Date	Units Sold	Value	(Depreciation)

Credit Suisse International:
Australian Dollar 10/23/14	116,100	$101,462	$2,563
Japanese Yen 10/23/14	51,000,000	465,154	4,269

Total		$566,616	$6,832

Total Return Swaps outstanding at September 30, 2014

					Unrealized
	Notional	Return Paid	Return Received		Appreciation/
Counterparty	Amount	by the Fund	by the Fund	Termination Date	(Depreciation)

Credit Suisse International	$286,720	1 month USD LIBOR plus 100 basis points	Samba Financial Group	1/27/16	$(3,717)
Credit Suisse International	181,162	1 month USD LIBOR plus 100 basis points	Saudi International Petrochemical Co.	2/10/16	14,737
Credit Suisse International	157,261	1 month USD LIBOR plus 75 basis points	Moscow Exchange	12/15/15	(11,125)

Total					$(105)

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

Janus Global & International Funds | 19

Janus Global Life Sciences Fund (unaudited)

FUND SNAPSHOT
We take a global approach to identify high-quality or improving businesses in the life sciences sector trading at a discount to our estimate of intrinsic value. We believe the rapidly growing global health care sector offers fertile opportunities for differentiated research. We believe what sets us apart is the quality of our team, the depth of our research and our commitment to delivering superior long-term results for our clients.
Andy Acker portfolio manager

PERFORMANCE OVERVIEW

Janus Global Life Sciences Fund’s Class T Shares returned 34.31% over the one-year period ended September 30, 2014, significantly ahead of its primary benchmark, the S&P 500 Index, which returned 19.73%. The Fund also outperformed the MSCI World Health Care Index, the Fund’s secondary benchmark, which returned 24.85% during the period.

INVESTMENT ENVIRONMENT

Global health care stocks delivered strong returns in the past 12 months. Biotechnology momentum provided much of the lift, as did pharmaceuticals thanks to an active merger and acquisition (M&A) environment, particularly for specialty pharmaceutical stocks in tax-advantaged transactions. There were also a number of major drug launches in the period which demonstrated strong prescription trends. Additionally, public health exchanges created through the Affordable Care Act became operational, overcoming early website issues. The initial public offering (IPO) market also accelerated. While this rush of equity offerings created sometimes frothy market conditions, it should provide research and development funding for many developmental-stage companies to last for the next few years. Following a significant correction in biotechnology stocks (small caps in particular) in late March and early April, the health care sector rebounded, led once again by biotechnology as well as a reacceleration in M&A activity, spreading from specialty pharmaceuticals to large pharmaceutical companies, medical device makers and biotechnology firms. Investors also took advantage of technical weakness to add to sector positions where fundamentals appeared to remain strong. The period wound down with strong quarterly financial results for leading biotechnology companies and a number of buyouts at significant premiums to spur investor interest in companies addressing high, unmet medical needs. Hospitals and health insurance companies also performed well on stronger earnings, reflecting increased demand as more previously uninsured Americans entered the health care system through the Affordable Care Act.

PERFORMANCE DISCUSSION

The Fund seeks to uncover opportunities that span the life sciences spectrum, including stocks in the biotechnology, pharmaceutical, health care service and medical technology arenas. Our bottom-up, fundamental approach utilizes extensive proprietary research in an effort to discover the most compelling investment ideas across the globe. Our primary focus remains on companies that are addressing high, unmet medical needs and those that we believe can make the health care system more efficient.

Our significant overweight and holdings in biotechnology helped drive the Fund’s outperformance. Puma Biotechnology led the way after its breast cancer drug, neratinib, showed an impressive benefit in adjuvant breast cancer (treatments given after surgery to increase the chance of long-term disease-free survival) in a late-stage clinical trial. This came after earlier disappointing data from a competitive drug had raised questions about the potential for neratinib. While we continue to see significant prospects for Puma in adjuvant breast cancer, we took some profits after the stock’s strong gains.

Also in biotechnology, the Fund’s largest holding, Gilead Sciences, recorded robust gains. An arbitration panel rejected Roche Holding’s patent infringement claims related to Gilead’s key hepatitis C drug, Sovaldi. Since its launch earlier in 2014, the drug has become the largest-selling product in the history of the pharmaceutical industry. We think the launch of a Sovaldi combination pill in the fourth quarter 2014 could be another bellwether for the industry. This combination would provide the first true one-pill, once-a-day treatment for the majority of hepatitis C patients.

Our pharmaceutical holdings were the most additive to relative returns, led by Ireland-based Shire, which appreciated significantly during the period after the company agreed to a merger with U.S.-based

20 | SEPTEMBER 30, 2014

(unaudited)

pharmaceutical company AbbVie. Although this deal was later called off due to concerns about its tax treatment, we continue to favor Shire for its dominant position in the attention deficit and hyperactivity (ADHD) market, its strong portfolio of drugs for rare diseases, and its underappreciated pipeline. The company’s fundamentals remain solid, as reflected in better-than-expected quarterly earnings and raised guidance for the year.

Our largest individual detractor, Aegerion Pharmaceuticals, declined after reporting worse-than-expected earnings and revenue and lowered sales forecasts for the year. Concerns about future competition from another class of cholesterol-lowering drugs as well as the tolerability of its drug, Juxtapid, weighed on the stock. Due to the drug’s increasingly uncertain outlook, we liquidated our position.

Stemline Therapeutics, another individual detractor, traded lower due to manufacturing delays for its lead product. The clinical-stage company, which focuses on developing novel oncology therapeutics that target cancer stem cells and tumor bulk, also suffered from profit taking after a strong run earlier in 2014. The company also filed to issue more stock, then pulled the filing after the stock price declined. Although we continue to see significant sales potential for the company’s pipeline products, we decided to sell our small position in favor of other ideas.

Repros Therapeutics also weighed on performance, as the stock suffered when an FDA advisory panel suggested that doctors were prescribing testosterone drugs too broadly and advised the agency to limit the use of such drugs to a specific patient population. This could effectively extend the regulatory timelines for FDA approval of new drugs in this category and limit the size of the market. We sold our position in Repros, which is seeking marketing approval of its testosterone replacement drug, Androxal, due to heightened regulatory risks.

Please see the Derivative Instruments section in the “Notes to Financial Statements” for a discussion of derivatives used by the Fund.

OUTLOOK

We believe stock gains have been driven by fundamental improvements, such as profit growth, innovative drugs advancing, and more insured patients gaining access to health care. However, we do see some areas getting more fully valued, such as some small cap biotechnology companies that have been pulled up by the market. We believe caution is warranted for some of these stocks as product development setbacks could lead to significant share price corrections.

Among our major investment themes, we continue to see an acceleration of innovation. Thirty new drugs were approved in the first nine months of 2014, more than all of 2013, and more approvals are expected. Particularly noteworthy during the period were advances in immuno-oncology, an innovative approach to cancer research that seeks to harness the body’s immune system to fight tumor cells. Approval of Merck’s Keytruda in September was a watershed event for this new class of treatments, which could lead to cures for patients with cancers previously considered incurable.

Roche Holding’s acquisition of U.S. biotechnology company Intermune in August for over $8 billion showed that M&A activity continues to be a driving force in the sector. Mitigating this somewhat, the U.S. Treasury took steps during the quarter to discourage tax inversions (re-incorporating a company overseas in order to reduce the tax burden on income earned abroad), which could reduce some of the benefits on those types of mergers. However, we believe low interest rates, high cash balances, excess industry capacity and the need for more innovative products should remain drivers of M&A activity.

The Affordable Care Act was another major driver for the health industry, as over 10 million previously uninsured Americans obtained health coverage through insurance exchanges or Medicaid expansion over the past year. This should continue to be a significant tailwind for hospital companies, which had been providing essentially free care to the uninsured until the advent of health care reform. In states that embraced an expansion of Medicaid eligibility, we have seen a 50% reduction in utilization by uninsured patients, resulting in improved volumes and profitability for hospitals. Health insurance companies and other health care providers also benefited from increased enrollments. We anticipate another uptick in demand as the second year of enrollment opens on November 15 and continues through February 15.

During the period, we realized profits and sold two positions in companies that had been acquired at significant premiums. Our new purchases included a pharmaceutical company with promising prospects for its immuno-oncology therapies, and a biotech company with a potentially viable new drug for hepatitis C, one of the biggest and most attractive markets in the pharmaceutical universe. Both companies fit our theme of investing in companies addressing high, unmet medical needs.

Thank you for your investment in Janus Global Life Sciences Fund.

Janus Global & International Funds | 21

Janus Global Life Sciences Fund (unaudited)

Janus Global Life Sciences Fund At A Glance

5 Top Performers – Holdings

Contribution

Puma Biotechnology, Inc.	3.33%
Gilead Sciences, Inc.	2.71%
Shire PLC (ADR)	1.63%
Forest Laboratories, Inc.	1.31%
Medivation, Inc.	1.24%

5 Bottom Performers – Holdings

Contribution

Aegerion Pharmaceuticals, Inc.	–0.94%
Stemline Therapeutics, Inc.	–0.78%
Repros Therapeutics, Inc.	–0.61%
Biostime International Holdings, Ltd.	–0.36%
Endologix, Inc.	–0.31%

5 Top Performers – Sectors*

		Fund Weighting	S&P 500®
	Fund Contribution	(Average % of Equity)	Index Weighting

Health Care	13.41%	95.34%	13.33%
Consumer Discretionary	1.06%	0.00%	12.16%
Energy	0.92%	0.00%	10.37%
Industrials	0.36%	0.00%	10.66%
Financials	0.20%	0.99%	16.18%

5 Bottom Performers – Sectors*

		Fund Weighting	S&P 500®
	Fund Contribution	(Average % of Equity)	Index Weighting

Information Technology	–1.78%	0.00%	18.66%
Other**	–0.41%	2.30%	0.00%
Materials	–0.03%	0.00%	3.50%
Consumer Staples	0.04%	1.37%	9.71%
Utilities	0.05%	0.00%	3.04%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.
*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

**	Not a GICS classified sector.

22 | SEPTEMBER 30, 2014

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of September 30, 2014

Gilead Sciences, Inc. Biotechnology	3.4%
Valeant Pharmaceuticals International, Inc. (U.S. Shares) Pharmaceuticals	2.7%
Celgene Corp. Biotechnology	2.6%
Mallinckrodt PLC Pharmaceuticals	2.6%
Johnson & Johnson Pharmaceuticals	2.5%

13.8%

Asset Allocation – (% of Net Assets)
As of September 30, 2014

Top Country Allocations – Long Positions (% of Investment Securities)
As of September 30, 2014

As of September 30, 2013

Janus Global & International Funds | 23

Janus Global Life Sciences Fund (unaudited)

Performance

					Expense Ratios –
Average Annual Total Return – for the periods ended September 30, 2014					per the January 28, 2014 prospectuses
	One	Five	Ten	Since	Total Annual Fund
	Year	Year	Year	Inception*	Operating Expenses

Janus Global Life Sciences Fund – Class A Shares
NAV	34.20%	23.67%	13.49%	11.86%	1.04%
MOP	26.47%	22.22%	12.82%	11.44%

Janus Global Life Sciences Fund – Class C Shares
NAV	33.16%	22.73%	12.63%	11.03%	1.83%
CDSC	32.16%	22.73%	12.63%	11.03%

Janus Global Life Sciences Fund – Class D Shares(1)	34.41%	23.87%	13.66%	12.02%	0.87%

Janus Global Life Sciences Fund – Class I Shares	34.51%	23.96%	13.61%	11.99%	0.77%

Janus Global Life Sciences Fund – Class S Shares	33.97%	23.45%	13.30%	11.69%	1.20%

Janus Global Life Sciences Fund – Class T Shares	34.31%	23.78%	13.61%	11.99%	0.95%

S&P 500® Index	19.73%	15.70%	8.11%	4.98%

MSCI World Health Care Index	24.85%	17.19%	9.83%	5.88%

Morningstar Quartile – Class T Shares	1st	2nd	2nd	1st

Morningstar Ranking – based on total return for Health Funds	10/127	34/121	39/116	17/69

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

See important disclosures on the next page.

24 | SEPTEMBER 30, 2014

(unaudited)

A Fund’s performance may be affected by risks that include those associated with nondiversification, non-investment grade debt securities, high-yield/high-risk securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest. Additional risks to a Fund may also include, but are not limited to, those associated with investing in foreign securities, emerging markets, initial public offerings, real estate investment trusts (REITs), derivatives, short sales, commodity-linked investments and companies with relatively small market capitalizations. Each Fund has different risks. Please see a Janus prospectus for more information about risks, Fund holdings and other details.

Foreign securities are subject to additional risks including currency fluctuations, political and economic uncertainty, increased volatility and differing financial and information reporting standards, all of which are magnified in emerging markets.

High absolute short-term performance is not typical and may not be achieved in the future. Such results should not be the sole basis for evaluating material facts in making an investment decision.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, and Class S Shares commenced operations on July 6, 2009. Performance shown for each class for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class, calculated using the fees and expenses of each respective class, without the effect of any fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010. Performance shown for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Class I Shares commenced operations on July 6, 2009. Performance shown for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics.

© 2014 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments and Other Information for index definitions.

A Fund’s portfolio may differ significantly from the securities held in an index. An index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Fund Report.”

*	The Fund’s inception date – December 31, 1998
(1)	Closed to new investors.

Janus Global & International Funds | 25

Janus Global Life Sciences Fund (unaudited)

Expense Examples
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees; administrative services fees payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses
The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				Hypothetical
	Actual			(5% return before expenses)
	Beginning	Ending	Expenses	Beginning	Ending	Expenses
	Account	Account	Paid During	Account	Account	Paid During	Net Annualized
	Value	Value	Period	Value	Value	Period	Expense Ratio
	(4/1/14)	(9/30/14)	(4/1/14 - 9/30/14)†	(4/1/14)	(9/30/14)	(4/1/14 - 9/30/14)†	(4/1/14 - 9/30/14)

Class A Shares	$1,000.00	$1,137.80	$5.41	$1,000.00	$1,020.01	$5.11	1.01%

Class C Shares	$1,000.00	$1,133.40	$9.57	$1,000.00	$1,016.09	$9.05	1.79%

Class D Shares	$1,000.00	$1,138.80	$4.40	$1,000.00	$1,020.96	$4.15	0.82%

Class I Shares	$1,000.00	$1,139.10	$4.08	$1,000.00	$1,021.26	$3.85	0.76%

Class S Shares	$1,000.00	$1,136.60	$6.27	$1,000.00	$1,019.20	$5.92	1.17%

Class T Shares	$1,000.00	$1,138.20	$4.93	$1,000.00	$1,020.46	$4.66	0.92%

†	Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

26 | SEPTEMBER 30, 2014

Janus Global Life Sciences Fund

Schedule of Investments

As of September 30, 2014

Shares		Value

Common Stock – 95.5%
Biotechnology – 30.7%
742,705	ACADIA Pharmaceuticals, Inc.*,#	$18,389,376
2,592,332	Achillion Pharmaceuticals, Inc.*,#	25,871,473
179,307	Actelion, Ltd.	21,026,767
226,113	Alexion Pharmaceuticals, Inc.*	37,494,058
515,684	Alkermes PLC*	22,107,373
671,767	Arrowhead Research Corp.*,#	9,921,999
191,815	Biogen Idec, Inc.*	63,454,320
710,400	Celgene Corp.*	67,331,712
773,375	Chimerix, Inc.*	21,360,617
2,615,375	Dyax Corp.*	26,467,595
827,108	Gilead Sciences, Inc.*,†	88,045,647
373,205	Incyte Corp.*	18,305,705
856,486	Insmed, Inc.*	11,177,142
677,020	Insys Therapeutics, Inc.*,#	26,254,836
2,967,131	Ironwood Pharmaceuticals, Inc.*	38,439,182
1,831,501	Juno Therapeutics, Inc. – Private Placement*,§	4,999,998
416,632	Medivation, Inc.*	41,192,406
711,656	Neurocrine Biosciences, Inc.*	11,151,650
1,215,775	NPS Pharmaceuticals, Inc.*	31,610,150
1,239,297	OvaScience, Inc.*,#,£	20,572,330
511,493	Pharmacyclics, Inc.*,#	60,064,623
5,714,285	Pronai Therapeutics, Inc. – Private Placement*,§	3,999,999
405,305	PTC Therapeutics, Inc.*,#	17,837,473
88,785	Puma Biotechnology, Inc.*	21,181,437
80,126	Regeneron Pharmaceuticals, Inc.*	28,887,026
934,410	Sangamo BioSciences, Inc.*,#	10,077,612
1,207,387	Swedish Orphan Biovitrum AB*	12,872,111
152,445	Synageva BioPharma Corp.*,#	10,485,167
320,701	Vertex Pharmaceuticals, Inc.*	36,017,929

		806,597,713
Food & Staples Retailing – 0.4%
71	Diplomat Pharmacy, Inc. – Private Placement*,§	9,987,448
Food Products – 1.0%
4,068,906	Biostime International Holdings, Ltd.#	12,646,296
134,694	Mead Johnson Nutrition Co.	12,960,256

		25,606,552
Health Care Equipment & Supplies – 8.3%
779,798	Abbott Laboratories	32,431,799
1,236,130	Endologix, Inc.*	13,102,978
525,483	GenMark Diagnostics, Inc.*,#	4,713,583
303,887	HeartWare International, Inc.*,#	23,590,748
438,130	Medtronic, Inc.	27,142,153
769,228	Novadaq Technologies, Inc.*	9,761,503
433,197	Quidel Corp.*	11,640,003
538,134	St Jude Medical, Inc.	32,357,997
218,665	Varian Medical Systems, Inc.*	17,519,440
446,305	Zimmer Holdings, Inc.	44,875,968

		217,136,172
Health Care Providers & Services – 14.7%
766,730	Aetna, Inc.	62,105,130
376,027	AmerisourceBergen Corp.	29,066,887
869,069	Catamaran Corp. (U.S. Shares)*	36,631,258
320,872	DaVita HealthCare Partners, Inc.*	23,468,578
561,811	Express Scripts Holding Co.*	39,680,711
707,294	HCA Holdings, Inc.#	49,878,373
158,656	Henry Schein, Inc.*	18,478,664
333,081	MEDNAX, Inc.*	18,259,501
445,569	NMC Health PLC	3,445,516
524,825	Omnicare, Inc.	32,675,605
3,510,400	Sinopharm Group Co., Ltd. – Class H	12,820,803
632,031	Tenet Healthcare Corp.*	37,536,321
197,990	Universal Health Services, Inc. – Class B	20,689,955

		384,737,302
Health Care Technology – 1.7%
184,370	athenahealth, Inc.*,#	24,279,685
1,040,770	HMS Holdings Corp.*	19,618,515

		43,898,200
Household Products – 0.6%
196,474	Reckitt Benckiser Group PLC	17,003,189
Insurance – 1.0%
301,592	Aon PLC	26,440,571
Life Sciences Tools & Services – 2.0%
315,585	Genfit*	16,791,335
67,992	Mettler-Toledo International, Inc.*	17,414,791
148,118	Thermo Fisher Scientific, Inc.	18,025,960

		52,232,086
Pharmaceuticals – 34.6%
805,474	AbbVie, Inc.	46,524,178
209,724	Actavis PLC*	50,602,207
510,932	AstraZeneca PLC (ADR)	36,500,982
203,462	Bayer AG	28,492,087
877,390	Bristol-Myers Squibb Co.	44,904,820
467,911	Concordia Healthcare Corp.	15,427,107
482,323	Eli Lilly & Co.	31,278,647
573,824	Endo International PLC*	39,215,132
1,271,821	Fibrogen, Inc. – Private Placement*,§	5,990,277
216,254	GW Pharmaceuticals PLC (ADR)#	17,484,136
225,656	Jazz Pharmaceuticals PLC*	36,231,327
618,737	Johnson & Johnson	65,951,177
286,651	Lipocine, Inc.*,£	1,751,438
743,705	Mallinckrodt PLC*	67,045,006
1,514,049	Meda AB – Class A	21,284,249
842,787	Nektar Therapeutics*	10,172,439
475,486	Novartis AG	44,789,747
575,785	Novo Nordisk A/S – Class B	27,439,183
219,694	Pacira Pharmaceuticals, Inc.*	21,292,742
197,367	Perrigo Co. PLC	29,642,550
502,481	ProQR Therapeutics NV*	8,637,648
1,037,269	Relypsa, Inc.*,#	21,876,003
199,044	Roche Holding AG	58,949,692
179,002	Shire PLC (ADR)	46,370,468
804,270	Teva Pharmaceutical Industries, Ltd. (ADR)	43,229,512
534,560	Valeant Pharmaceuticals International, Inc. (U.S. Shares)#	70,134,272
441,872	ZS Pharma, Inc.*,#	17,334,639

		908,551,665
Real Estate Investment Trusts (REITs) – 0.5%
202,510	Ventas, Inc.	12,545,495

Total Common Stock (cost $1,824,562,248)		2,504,736,393

Money Market – 3.0%
78,179,785	Janus Cash Liquidity Fund LLC, 0.0682%°°,£ (cost $78,179,785)	78,179,785

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

Janus Global & International Funds | 27

Janus Global Life Sciences Fund

Schedule of Investments

As of September 30, 2014

Shares		Value

Investment Purchased with Cash Collateral From Securities Lending – 5.9%
154,989,666	Janus Cash Collateral Fund LLC, 0.0650%°°,£ (cost $154,989,666)	$154,989,666

Total Investments (total cost $2,057,731,699) – 104.4%		2,737,905,844

Liabilities, net of Cash, Receivables and Other Assets – (4.4)%		(115,082,041)

Net Assets – 100%		$2,622,823,803

Summary of Investments by Country – (Long Positions) (unaudited)

		% of Investment
Country	Value	Securities

United States††	$2,176,167,983	79.5%
Canada	131,954,140	4.8
Switzerland	124,766,206	4.6
United Kingdom	120,804,291	4.4
Israel	43,229,512	1.6
Sweden	34,156,360	1.3
Germany	28,492,087	1.0
Denmark	27,439,183	1.0
China	25,467,099	0.9
France	16,791,335	0.6
Netherlands	8,637,648	0.3

Total	$2,737,905,844	100.0%

††	Includes Cash Equivalents of 8.5%.

Schedule of Forward Currency Contracts, Open

			Unrealized
	Currency	Currency	Appreciation/
Counterparty/Currency and Settlement Date	Units Sold	Value	(Depreciation)

Bank of America:
Swedish Krona 11/6/14	38,500,000	$5,336,525	$(30,572)
Swiss Franc 11/6/14	9,500,000	9,956,620	42,040

		15,293,145	11,468

Credit Suisse International:
Swedish Krona 10/23/14	37,000,000	5,128,824	67,864
Swiss Franc 10/23/14	12,970,000	13,591,256	240,459

		18,720,080	308,323

HSBC Securities (USA), Inc.: Swiss Franc 10/9/14	14,175,000	14,851,797	674,193

JPMorgan Chase & Co.:
Swedish Krona 10/16/14	20,000,000	2,772,418	34,738
Swiss Franc 10/16/14	7,900,000	8,277,799	180,336

		11,050,217	215,074

RBC Capital Markets Corp.:
Swedish Krona 10/16/14	30,000,000	4,158,627	79,335
Swiss Franc 10/16/14	14,170,000	14,847,647	380,725

		19,006,274	460,060

Total		$78,921,513	$1,669,118

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

28 | SEPTEMBER 30, 2014

Janus Global Research Fund (unaudited)

FUND SNAPSHOT We seek to create a diversified, high-conviction portfolio reflecting the best ideas of the Janus research team.	Team-Based Approach Led by Jim Goff, Director of Research

PERFORMANCE

Janus Global Research Fund’s Class T Shares returned 12.82% over the one-year period ended September 30, 2014. The Fund’s primary benchmark, the MSCI World Index, returned 12.20%, and its secondary benchmark, the MSCI All Country World Index, returned 11.32% during the period.

INVESTMENT ENVIRONMENT

Global stocks delivered strong returns during the past 12 months. The period began with moderate gains supported by solid U.S. market performance, even as the Federal Reserve (Fed) announced a gradual reduction in its bond-buying program that would begin in January. Europe benefitted from improving trade, manufacturing and other economic data, while returns from Japan slowed and emerging markets continued to underperform. First quarter 2014 saw additional positive euro-zone growth balanced by continued signs of slowdown in China, weaker Japanese stocks due to lack of economic reform progress and the potential for higher U.S. interest rates earlier than expected – all of which helped to keep global stock gains modest. Investors also doubted emerging markets’ ability to prop up their economies, although decisive central bank actions helped stabilize the region until Russian troops entered Crimea, causing new uncertainty.

After recovering from volatility in April due to momentum stock selling pressure and mounting geopolitical tensions, global markets rebounded. Catalysts included the European Central Bank’s interest rate cut and other measures designed to boost inflation and economic growth, as well as stronger credit market confidence in European peripheral countries. Emerging markets also showed notable improvement, led by pro-business election wins in India. As the period drew to a close, geopolitical turmoil in Ukraine and the Middle East more than offset generally positive U.S. economic news, pushing global markets lower. A brief Portugal banking scare and worries over Scotland’s independence vote, which was ultimately defeated, also weighed on investor sentiment, as did renewed concerns about China’s economic prospects. Corporate quarterly earnings, meanwhile, were largely in line with market expectations, and Japan’s economic growth did not fall as much as feared from a consumption tax increase earlier in the year. The Fed also helped markets by pledging to keep interest rates near zero for a “considerable time.”

PERFORMANCE DISCUSSION

Our Fund, which represents the best ideas of our seven global sector teams, employs a bottom-up, fundamental approach to identify what we consider the best global opportunities. Outperformance for the period was led by our industrials, health care and energy holdings.

Within industrials, the Fund’s largest holding, Canadian Pacific Railway, was our top individual contributor. The railroad company reported better-than-expected earnings on strong sales growth led by higher grain shipments. Management also increased its share repurchases during the period. We believe a new management team is improving the railroad company’s culture, operational performance and capital allocation decisions.

Apple, a top 5 holding, also aided performance on investor anticipation and subsequent announcements of new versions of its popular iPhone, along with an Apple Watch and a mobile payments system. We felt the product announcements demonstrate the company’s continued strength in combining hardware, software and services, which serve as an important differentiator from competitors. In addition, the cross-device integration between all of Apple’s products will continue to strengthen and expand its ecosystem, in our view. Even with recent gains, we still view the stock’s risk/reward profile as attractive.

Shire led the strong relative performance of our health care holdings. The Ireland-based specialty pharmaceutical firm rebuffed buyout attempts from U.S.-based AbbVie, citing undervaluation, during the period. We favor Shire for its dominant position in the attention deficit and hyperactivity (ADHD) market as well as its portfolio of drugs for rare diseases.

Despite Apple’s strong performance, our technology holdings detracted from relative performance, as did positions in the financials and consumer sectors. The largest individual detractor was consumer stock Whole Foods Market, which declined on disappointing long-term guidance due to increased competitive pressures. We believe the natural and organic foods grocery operator will

Janus Global & International Funds | 29

Janus Global Research Fund (unaudited)

continue to gain market share and will be aggressive in acquiring store sites and consumers from competitors to grow long term, but we recognize that effort will also lead to slower earnings growth over the short-to-intermediate term. We are continuing to analyze the competitive environment to assess whether that will restrict the long-term growth we anticipate for Whole Foods.

Within financials, Sberbank was another top individual detractor. Russia’s largest bank suffered as a proxy for the broader Russian market, which sold off over the Ukraine crisis. The company’s fundamentals remain strong, as evidenced by higher-than-expected growth and profitability in its latest quarter. Also noteworthy was significant deposit growth month over month in March, indicating, perhaps, a flight to quality from smaller banks. Given the environment, Sberbank traded at a significant discount to global peers, which we believe will slowly diminish long term as geopolitical tensions ease.

Volkswagen also weighed on performance. The automaker encountered production issues related to implementing its new shared manufacturing strategy and suffered from a more cautious outlook from management for a European recovery, given rising geopolitical risks. Volkswagen also announced a restructuring program in its European operations, which raised doubts the company would be able to reach operating profit targets for its namesake brand. While the European recovery has not been as smooth as we expected, it is still recovering, in our view. Volkswagen also remains one of the largest and cheapest auto manufacturers in the world and continues to generate strong free cash flow. We also believe the company’s shared production platform will ultimately be successful in reducing costs and improving efficiencies.

OUTLOOK

Around the world, inflation and interest rates remain low, a mix of conditions that support higher multiples. At the same time, we see subdued economic growth and worry that a sharp change in risk tolerance could mean a contraction in market multiples.

In the U.S., it seems that the slow-but-steady recovery is continuing. Recent earnings were generally in line or ahead of expectations, and stocks responded modestly. The years in which companies meeting market expectations meant beating expectations are well behind us as markets have moderated their risk assessments. Most measures of risk suggest that investors have become complacent, but we are watchful. The shift this spring from momentum-based stocks and their subsequent underperformance reminded us how quickly markets penalize those chasing rather than anticipating a trend.

The rest of the world is not wholly different, but there are distinctions. In Europe, economic growth will not do as much for earnings as company restructuring. In the third quarter, economic data suggested slower growth, hurting equity prices. We think the Ukrainian situation weighed on sentiment. A new round of stimulus could boost optimism, and a weaker euro could help propel equities. With interest rates low in Europe and price-to-earnings multiples low, Europe holds promise for stock selection.

Emerging markets carry more macroeconomic risks, but those could be easing. We are past elections in India and Indonesia (with pro-market outcomes), nearing the presidential selection in Brazil and seeing China settle in at a slower but sustainable growth rate. Correlations between these markets have fallen in the last two years versus the two years before that when macro forces were stronger.

With equity markets remaining fairly priced (not expensive but not cheap either) in our view, the key is to find companies that can create value beyond expectations through superior growth or improved operations. Companies that are creating value can help equity portfolios. And, with interest rates low and bond spreads tight to Treasurys, the relative attractiveness of equities remains interesting.

Thank you for your investment in Janus Global Research Fund.

30 | SEPTEMBER 30, 2014

(unaudited)

Janus Global Research Fund At A Glance

5 Top Performers – Holdings

Contribution

Canadian Pacific Railway, Ltd.	1.36%
Apple, Inc.	0.74%
Shire PLC	0.63%
Maruti Suzuki India, Ltd.	0.57%
Gilead Sciences, Inc.	0.57%

5 Bottom Performers – Holdings

Contribution

Whole Foods Market, Inc.	–0.34%
Sberbank of Russia (ADR)	–0.27%
Volkswagen AG	–0.24%
Brenntag AG	–0.20%
Petrofac, Ltd.	–0.20%

3 Top Performers – Sectors*

		Fund Weighting	MSCI World
	Fund Contribution	(Average % of Equity)	IndexSM Weighting

Industrials	2.41%	20.12%	20.20%
Health Care	0.87%	12.24%	12.18%
Energy	0.14%	12.90%	12.85%

4 Bottom Performers – Sectors*

		Fund Weighting	MSCI World
	Fund Contribution	(Average % of Equity)	IndexSM Weighting

Technology	–0.98%	9.49%	9.62%
Financials	–0.60%	21.22%	21.51%
Consumer	–0.58%	14.31%	14.36%
Communications	–0.29%	9.25%	9.28%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.
*	The sectors listed above reflect those covered by the seven analyst teams who comprise the Janus Research Team.

Janus Global & International Funds | 31

Janus Global Research Fund (unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of September 30, 2014

Canadian Pacific Railway, Ltd. Road & Rail	2.5%
Apple, Inc. Technology Hardware, Storage & Peripherals	2.2%
AIA Group, Ltd. Insurance	2.1%
MarkWest Energy Partners LP Oil, Gas & Consumable Fuels	1.5%
NGK Spark Plug Co., Ltd. Auto Components	1.4%

9.7%

Asset Allocation – (% of Net Assets)
As of September 30, 2014

Top Country Allocations – Long Positions (% of Investment Securities)
As of September 30, 2014

As of September 30, 2013

32 | SEPTEMBER 30, 2014

(unaudited)

Performance

				Expense Ratios –
Average Annual Total Return – for the periods ended September 30, 2014				per the January 28, 2014 prospectuses
	One	Five	Since	Total Annual Fund	Net Annual Fund
	Year	Year	Inception*	Operating Expenses	Operating Expenses

Janus Global Research Fund – Class A Shares
NAV	12.67%	11.91%	9.37%	1.19%	1.09%
MOP	6.19%	10.59%	8.69%

Janus Global Research Fund – Class C Shares
NAV	11.84%	11.03%	8.51%	1.96%	1.86%
CDSC	10.84%	11.03%	8.51%

Janus Global Research Fund – Class D Shares(1)	12.92%	12.07%	9.46%	0.95%	0.85%

Janus Global Research Fund – Class I Shares	12.98%	12.15%	9.42%	0.90%	0.80%

Janus Global Research Fund – Class R Shares	12.25%	11.48%	8.97%	1.51%	1.41%

Janus Global Research Fund – Class S Shares	12.54%	11.69%	9.13%	1.27%	1.17%

Janus Global Research Fund – Class T Shares	12.82%	11.98%	9.42%	1.03%	0.93%

MSCI World IndexSM	12.20%	10.86%	6.08%

MSCI All Country World IndexSM	11.32%	10.07%	6.18%

Morningstar Quartile – Class T Shares	1st	1st	1st

Morningstar Ranking – based on total return for World Stock Funds	172/1,150	179/780	11/505

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Net expense ratios reflect the expense waiver, if any, Janus Capital has contractually agreed to through February 1, 2015.

See important disclosures on the next page.

Janus Global & International Funds | 33

Janus Global Research Fund (unaudited)

This Fund has a performance-based management fee that may adjust up or down based on the Fund’s performance.

A Fund’s performance may be affected by risks that include those associated with nondiversification, non-investment grade debt securities, high-yield/high-risk securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest. Additional risks to a Fund may also include, but are not limited to, those associated with investing in foreign securities, emerging markets, initial public offerings, real estate investment trusts (REITs), derivatives, short sales, commodity-linked investments and companies with relatively small market capitalizations. Each Fund has different risks. Please see a Janus prospectus for more information about risks, Fund holdings and other details.

Foreign securities are subject to additional risks including currency fluctuations, political and economic uncertainty, increased volatility and differing financial and information reporting standards, all of which are magnified in emerging markets.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, and Class S Shares commenced operations on July 6, 2009. Performance shown for each class for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class, calculated using the fees and expenses of each respective class, without the effect of any fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010. Performance shown for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Class I Shares commenced operations on July 6, 2009. Performance shown for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers.

Class R Shares commenced operations on March 15, 2013, as there were no corresponding Class R Shares prior to the merger. See Note 8 in Notes to Financial Statements. Performance shown for periods prior to March 15, 2013 reflects the historical performance of the Fund’s Class T Shares, calculated using the fees and expenses of Class R Shares, without the effect of any fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2014 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments and Other Information for index definitions.

A Fund’s portfolio may differ significantly from the securities held in an index. An index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Fund Report.”

*	The Fund’s inception date – February 25, 2005
(1)	Closed to new investors.

34 | SEPTEMBER 30, 2014

(unaudited)

Expense Examples
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees; administrative services fees payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses
The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				Hypothetical
	Actual			(5% return before expenses)
	Beginning	Ending	Expenses	Beginning	Ending	Expenses
	Account	Account	Paid During	Account	Account	Paid During	Net Annualized
	Value	Value	Period	Value	Value	Period	Expense Ratio
	(4/1/14)	(9/30/14)	(4/1/14 - 9/30/14)†	(4/1/14)	(9/30/14)	(4/1/14 - 9/30/14)†	(4/1/14 - 9/30/14)

Class A Shares	$1,000.00	$1,035.50	$4.54	$1,000.00	$1,020.61	$4.51	0.89%

Class C Shares	$1,000.00	$1,031.70	$8.40	$1,000.00	$1,016.80	$8.34	1.65%

Class D Shares	$1,000.00	$1,036.60	$3.52	$1,000.00	$1,021.61	$3.50	0.69%

Class I Shares	$1,000.00	$1,036.80	$3.11	$1,000.00	$1,022.01	$3.09	0.61%

Class R Shares	$1,000.00	$1,033.40	$6.58	$1,000.00	$1,018.60	$6.53	1.29%

Class S Shares	$1,000.00	$1,034.80	$5.31	$1,000.00	$1,019.85	$5.27	1.04%

Class T Shares	$1,000.00	$1,036.20	$4.03	$1,000.00	$1,021.11	$4.00	0.79%

†	Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Global & International Funds | 35

Janus Global Research Fund

Schedule of Investments

As of September 30, 2014

Shares		Value

Common Stock – 98.2%
Aerospace & Defense – 0.8%
88,134	Precision Castparts Corp.	$20,877,182
Air Freight & Logistics – 0.6%
133,882	Panalpina Welttransport Holding AG	16,837,133
Airlines – 1.0%
533,200	United Continental Holdings, Inc.*	24,948,428
Auto Components – 1.4%
1,279,300	NGK Spark Plug Co., Ltd.	37,723,004
Automobiles – 0.5%
4,919	Hyundai Motor Co.	887,226
251,515	Maruti Suzuki India, Ltd.	12,469,834

		13,357,060
Beverages – 2.7%
349,863	PepsiCo, Inc.	32,568,747
88,607	Pernod Ricard SA	10,013,692
490,557	SABMiller PLC	27,255,267

		69,837,706
Biotechnology – 5.2%
134,591	Actelion, Ltd.	15,783,062
61,981	Biogen Idec, Inc.*	20,503,934
209,979	Celgene Corp.*	19,901,810
200,931	Gilead Sciences, Inc.*	21,389,105
1,341,741	Ironwood Pharmaceuticals, Inc.*	17,382,255
134,971	Medivation, Inc.*	13,344,583
429,058	NPS Pharmaceuticals, Inc.*	11,155,508
148,181	Pharmacyclics, Inc.*	17,400,895

		136,861,152
Capital Markets – 3.6%
980,453	Blackstone Group LP	30,864,660
472,938	Deutsche Bank AG	16,586,629
775,410	E*TRADE Financial Corp.*	17,516,512
1,680,160	UBS AG	29,157,078

		94,124,879
Chemicals – 2.6%
160,700	Air Products & Chemicals, Inc.	20,919,926
3,103,194	Alent PLC	16,492,550
167,115	LyondellBasell Industries NV – Class A	18,158,716
110,785	Monsanto Co.	12,464,420

		68,035,612
Commercial Banks – 6.8%
13,633,000	China Construction Bank Corp. – Class H	9,563,556
448,657	Citigroup, Inc.	23,249,406
2,737,774	HSBC Holdings PLC	27,859,053
1,723,369	ING Groep NV*	24,509,865
385,859	JPMorgan Chase & Co.	23,244,146
11,987,492	Lloyds Banking Group PLC*	14,851,675
717,093	Sberbank of Russia (ADR)	5,643,881
6,426,400	Seven Bank, Ltd.	26,212,810
1,045,239	Turkiye Halk Bankasi A/S	6,281,912
400,900	U.S. Bancorp	16,769,647

		178,185,951
Communications Equipment – 1.6%
493,360	CommScope Holding Co., Inc.*	11,796,238
165,844	Motorola Solutions, Inc.	10,494,608
1,663,655	Telefonaktiebolaget LM Ericsson – Class B	21,006,375

		43,297,221
Consumer Finance – 0.7%
214,345	American Express Co.	18,763,761
Containers & Packaging – 0.8%
472,439	Crown Holdings, Inc.*	21,032,984
Diversified Financial Services – 0.6%
85,048	Intercontinental Exchange, Inc.	16,588,612
Electric Utilities – 0.6%
426,206	Brookfield Infrastructure Partners LP	16,195,828
Electrical Equipment – 0.8%
474,457	Sensata Technologies Holding NV*	21,127,570
Electronic Equipment, Instruments & Components – 1.9%
85,000	Keyence Corp.	36,982,450
250,298	TE Connectivity, Ltd. (U.S. Shares)	13,838,977

		50,821,427
Energy Equipment & Services – 1.4%
147,363	Core Laboratories NV	21,566,575
80,255	National Oilwell Varco, Inc.	6,107,406
555,070	Petrofac, Ltd.	9,276,916

		36,950,897
Food & Staples Retailing – 1.5%
466,042	Kroger Co.	24,234,184
408,103	Whole Foods Market, Inc.	15,552,805

		39,786,989
Food Products – 1.5%
135,995	Hershey Co.	12,978,003
359,369	Nestle SA	26,365,131

		39,343,134
Health Care Equipment & Supplies – 0.7%
179,697	Zimmer Holdings, Inc.	18,068,533
Health Care Providers & Services – 2.6%
231,316	Aetna, Inc.	18,736,596
357,659	Catamaran Corp. (U.S. Shares)*	15,075,327
243,199	Express Scripts Holding Co.*	17,177,145
296,492	Omnicare, Inc.	18,459,592

		69,448,660
Hotels, Restaurants & Leisure – 0.7%
3,952,337	Bwin.Party Digital Entertainment PLC	5,815,703
177,219	Starbucks Corp.	13,372,946

		19,188,649
Household Durables – 0.3%
374,800	Sony Corp.	6,754,618
Household Products – 1.1%
443,802	Colgate-Palmolive Co.	28,944,766
Information Technology Services – 2.3%
284,851	Amdocs, Ltd. (U.S. Shares)	13,068,964
417,009	MasterCard, Inc. – Class A	30,825,305
84,059	Visa, Inc. – Class A	17,935,669

		61,829,938

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

36 | SEPTEMBER 30, 2014

Schedule of Investments

As of September 30, 2014

Shares		Value

Insurance – 4.2%
10,750,700	AIA Group, Ltd.	$55,485,825
311,635	Aon PLC	27,321,040
1,305,333	Prudential PLC	28,988,065

		111,794,930
Internet & Catalog Retail – 1.5%
146,921	Alibaba Group Holding, Ltd. (ADR)*	13,053,931
39,477	Amazon.com, Inc.*	12,728,964
11,137	Priceline Group, Inc.*	12,903,105

		38,686,000
Internet Software & Services – 2.1%
113,664	Facebook, Inc. – Class A*	8,984,003
31,478	Google, Inc. – Class A*	18,521,970
35,747	Google, Inc. – Class C*	20,638,888
356,400	Youku Tudou, Inc. (ADR)*	6,386,688

		54,531,549
Leisure Products – 0.3%
281,693	Mattel, Inc.	8,633,891
Machinery – 1.3%
268,457	Colfax Corp.*	15,293,996
149,243	Dover Corp.	11,988,690
281,998	Rexnord Corp.	8,022,843

		35,305,529
Media – 3.6%
139,135	CBS Corp. – Class B	7,443,722
191,117	CBS Outdoor Americas, Inc.	5,722,043
372,811	Comcast Corp. – Class A	20,049,776
134,255	Liberty Global PLC – Class A*	5,711,208
264,944	Liberty Global PLC – Class C*	10,866,678
58,124	Time Warner Cable, Inc.	8,340,213
589,794	Twenty-First Century Fox, Inc. – Class A	20,224,036
194,958	Walt Disney Co.	17,357,111

		95,714,787
Metals & Mining – 0.6%
589,138	ThyssenKrupp AG	15,467,744
Oil, Gas & Consumable Fuels – 11.2%
278,887	Anadarko Petroleum Corp.	28,290,297
698,745	Encana Corp. (U.S. Shares)	14,820,382
920,036	Enterprise Products Partners LP	37,077,451
1,330,500	Inpex Corp.	18,838,613
295,548	Keyera Corp.	23,814,338
476,458	Koninklijke Vopak NV	25,650,692
504,462	MarkWest Energy Partners LP	38,752,771
504,127	MEG Energy Corp.*	15,477,662
355,297	Noble Energy, Inc.	24,288,103
308,262	Phillips 66	25,064,783
403,526	Royal Dutch Shell PLC (ADR)	30,720,434
267,432	Valero Energy Corp.	12,374,079

		295,169,605
Pharmaceuticals – 4.3%
259,263	Endo International PLC*	17,718,033
116,723	Jazz Pharmaceuticals PLC*	18,741,045
1,043,917	Meda AB – Class A	14,675,212
81,903	Roche Holding AG	24,256,730
337,453	Teva Pharmaceutical Industries, Ltd. (ADR)	18,138,099
160,979	Valeant Pharmaceuticals International, Inc. (U.S. Shares)	21,120,445

		114,649,564
Professional Services – 0.8%
57,717	IHS, Inc. – Class A*	7,225,591
244,618	Verisk Analytics, Inc. – Class A*	14,894,790

		22,120,381
Real Estate Investment Trusts (REITs) – 1.7%
204,045	American Tower Corp.	19,104,733
820,491	Lexington Realty Trust	8,032,607
94,211	Simon Property Group, Inc.	15,490,173
54,938	Ventas, Inc.	3,403,409

		46,030,922
Real Estate Management & Development – 2.0%
468,874	Brookfield Asset Management, Inc. – Class A (U.S. Shares)	21,080,575
150,525	Jones Lang LaSalle, Inc.	19,017,328
588,000	Mitsubishi Estate Co., Ltd.	13,248,463

		53,346,366
Road & Rail – 3.5%
184,704	Canadian National Railway Co.	13,114,677
317,306	Canadian Pacific Railway, Ltd.	65,861,255
109,727	Kansas City Southern	13,298,912

		92,274,844
Semiconductor & Semiconductor Equipment – 2.6%
1,800,369	ARM Holdings PLC	26,228,785
1,398,502	Atmel Corp.*	11,299,896
320,606	Freescale Semiconductor, Ltd.*	6,261,435
5,912	Samsung Electronics Co., Ltd.	6,619,373
4,624,000	Taiwan Semiconductor Manufacturing Co., Ltd.	18,407,649

		68,817,138
Software – 2.2%
530,278	Microsoft Corp.	24,583,688
420,000	Nexon Co., Ltd.	3,468,040
97,800	Nintendo Co., Ltd.	10,645,965
230,132	Oracle Corp.	8,809,453
174,304	Solera Holdings, Inc.	9,823,774

		57,330,920
Specialty Retail – 2.7%
6,304,400	Chow Tai Fook Jewellery Group, Ltd.	8,202,855
300,030	Lowe’s Cos., Inc.	15,877,588
151,669	PetSmart, Inc.	10,630,480
142,062	Tiffany & Co.	13,681,991
116,093	Ulta Salon Cosmetics & Fragrance, Inc.	13,718,710
134,120	Williams-Sonoma, Inc.	8,928,368

		71,039,992
Technology Hardware, Storage & Peripherals – 2.2%
565,022	Apple, Inc.	56,925,967
Textiles, Apparel & Luxury Goods – 1.8%
108,909	Cie Financiere Richemont SA	8,926,710
194,845	NIKE, Inc. – Class B	17,380,174

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

Janus Global & International Funds | 37

Janus Global Research Fund

Schedule of Investments

As of September 30, 2014

Shares		Value

Textiles, Apparel & Luxury Goods – (continued)
1,176,484	Prada SpA	$7,132,138
4,177,500	Samsonite International SA	13,446,674

		46,885,696
Tobacco – 1.8%
581,288	Imperial Tobacco Group PLC	25,000,867
713,500	Japan Tobacco, Inc.	23,227,765

		48,228,632
Trading Companies & Distributors – 2.2%
732,565	Brenntag AG	35,963,344
180,837	MSC Industrial Direct Co., Inc. – Class A	15,454,330
191,401	NOW, Inc.	5,820,504

		57,238,178
Wireless Telecommunication Services – 1.3%
513,294	T-Mobile U.S., Inc.	14,818,798
12,787,800	Tower Bersama Infrastructure Tbk PT	8,401,370
3,574,189	Vodafone Group PLC	11,779,901

		35,000,069

Total Common Stock (cost $2,172,136,246)		2,594,124,398

Preferred Stock – 0.9%
Automobiles – 0.9%
108,080	Volkswagen AG (cost $28,571,885)	22,435,296

Money Market – 0.4%
10,289,000	Janus Cash Liquidity Fund LLC, 0.0682%°°,£ (cost $10,289,000)	10,289,000

Total Investments (total cost $2,210,997,131) – 99.5%		2,626,848,694

Cash, Receivables and Other Assets, net of Liabilities – 0.5%		13,974,995

Net Assets – 100%		$2,640,823,689

Summary of Investments by Country – (Long Positions) (unaudited)

		% of Investment
Country	Value	Securities

United States††	$1,537,357,385	58.5%
United Kingdom	224,269,216	8.5
Canada	190,364,661	7.3
Japan	177,101,728	6.7
Switzerland	121,325,844	4.6
Germany	90,453,013	3.5
Hong Kong	77,135,354	2.9
Netherlands	50,160,557	1.9
Sweden	35,681,587	1.4
China	29,004,175	1.1
Taiwan	18,407,649	0.7
Israel	18,138,099	0.7
India	12,469,834	0.5
France	10,013,692	0.4
Indonesia	8,401,370	0.3
South Korea	7,506,599	0.3
Italy	7,132,138	0.3
Turkey	6,281,912	0.2
Russia	5,643,881	0.2

Total	$2,626,848,694	100.0%

††	Includes Cash Equivalents of 0.4%.

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

38 | SEPTEMBER 30, 2014

Janus Global Select Fund (unaudited)

FUND SNAPSHOT We believe investing in companies where the market underestimates free-cash-flow growth and using risk efficiently drives excess returns.	George Maris portfolio manager

PERFORMANCE OVERVIEW

For the one-year period ended September 30, 2014, Janus Global Select Fund’s Class T Shares returned 13.46% versus a return of 11.32% for the Fund’s benchmark, the MSCI All Country World Index.

INVESTMENT ENVIRONMENT

Global stocks delivered strong returns during the past 12 months. The period began with moderate gains supported by solid U.S. market performance, even as the Federal Reserve (Fed) announced a gradual reduction in its bond-buying program that would begin in January. Europe benefitted from improving trade, manufacturing and other economic data, while returns from Japan slowed and emerging markets continued to underperform. First quarter 2014 saw additional positive euro-zone growth balanced by continued signs of slowdown in China, weaker Japanese stocks due to lack of economic reform progress and the potential for higher U.S. interest rates earlier than expected – all of which helped to keep global stock gains modest. Investors also doubted emerging markets’ ability to prop up their economies, although decisive central bank actions helped stabilize the region until Russian troops entered Crimea, causing new uncertainty.

After recovering from volatility in April due to momentum stock selling pressure and mounting geopolitical tensions, global markets rebounded. Catalysts included the European Central Bank’s interest rate cut and other measures designed to boost inflation and economic growth, as well as stronger credit market confidence in European peripheral countries. Emerging markets also showed notable improvement, led by pro-business election wins in India. As the period drew to a close, geopolitical turmoil in Ukraine and the Middle East more than offset generally positive U.S. economic news, pushing global markets lower. A brief Portugal banking scare and worries over Scotland’s independence vote, which was ultimately defeated, also weighed on investor sentiment, as did renewed concerns about China’s economic prospects. Corporate quarterly earnings, meanwhile, were largely in line with market expectations, and Japan’s economic growth did not fall as much as feared from a consumption tax increase earlier in the year. The Fed also helped markets by pledging to keep interest rates near zero for a “considerable time.”

PERFORMANCE DISCUSSION

We employ a high-conviction investment approach, which seeks strong risk-adjusted performance over the long term, although we are pleased when the Fund outperforms over shorter periods as it did in this period.

Our holdings within the U.S., Canada and the UK drove relative outperformance. On a sector basis, health care, industrials and telecommunication services were the top contributors.

Jazz Pharmaceuticals was the largest individual contributor. The specialty pharmaceutical company benefited from strong growth in Erwinaze, one of its key drug franchises, and due to ongoing market enthusiasm for tax-advantaged merger and acquisition (M&A) transactions. Based in Ireland, where taxes are substantially lower than in the U.S., Jazz has benefited from speculation it could be a buyout target from an acquirer seeking a low corporate tax rate. We reduced our position based on the company’s increased valuation and our skepticism over the value the market is ascribing to tax arbitrage strategies.

Within industrials, Canadian Pacific Railway was another top individual contributor. The railroad company’s management team continued to drive significant improvement in its operations. Canadian Pacific reported better-than-expected quarterly earnings in April despite difficult winter weather conditions and began a stock repurchase program.

Ireland-based Shire was also an additive to relative returns. The specialty pharmaceutical firm rebuffed buyout attempts from U.S.-based AbbVie and Allergan, citing undervaluation, during the period. We favor Shire for its

Janus Global & International Funds | 39

Janus Global Select Fund (unaudited)

dominant position in the attention deficit and hyperactivity (ADHD) market as well as its portfolio of drugs for rare diseases.

Holdings in Sweden, Cyprus and Greece weighed the most on performance, as did holdings within information technology, consumer discretionary and financials.

Online gaming company Bwin.Party Digital Entertainment was the largest individual detractor. The prospect of increased competition in the U.S., where only three states have approved online gaming, weighed on the consumer discretionary stock. The acquisition of PokerStars by a small Canadian company, Amaya, also rattled investors in Bwin.Party. We think those concerns are overdone and remain optimistic that Bwin.Party will maintain a significant market position based on its key partnerships with casinos, its differentiated technology and the company’s critical mass of customers. Additionally, we think a new board chairman and an activist investor on the board could lead to shareholder value creation over the medium term. Finally, we consider the stock meaningfully undervalued.

Youku Tudou was another top individual detractor. An Internet television company in China, Youku’s platform enables consumers to search, view and share video content across multiple devices. Based on its large customer base, Youku has one of the most effective advertising platforms in the Chinese market, in our view. With its acquisition of Tudou, the company is gaining significant pricing power, which should give it a long-term advantage on content acquisition. However, increasing competition in the online video space has led to increased content costs for the company. Increased regulation and a lag in the company’s ability to monetize mobile video viewing have also been headwinds.

Within information technology, Teradata also weighed on performance. The U.S.-based data warehousing provider suffered from pressures from a lower-cost competitor and a significant slowing in its core market. Based on the competitive threat, we sold our position.

Please see the Derivative Instruments section in the “Notes to Financial Statements” for derivatives used by the Fund.

OUTLOOK

A period of synchronized global growth has given way to one of diverging economic paths. The U.S., UK and Ireland are showing growth, while other developed countries such as France are stagnating. We are waiting to see where Japan’s economy settles following its consumption tax increase but find few signs of sustainable growth so far. China, meanwhile, is growing but more slowly than earlier this year.

Economic growth matters, but for investment returns, business fundamentals and equity valuations are most important. Valuations in the U.S. equity markets are fair and interesting relative to other asset classes, in our view. Underlying fundamentals are also attractive. While some market observers see the economy in a late-stage recovery, we see it as being early, with employment just starting to improve and without significant inflationary pressures. We are anticipating approximately 3% growth in U.S. gross domestic product by the end of the year. We think the U.S. is still a good place to invest.

The UK macroeconomic backdrop is also favorable, but we are having some difficulty finding attractively valued companies that meet our investment criteria. The European peripheral countries also had solid growth, but as in the UK, attractive businesses at the right valuations are more difficult to identify. We think Ireland, Spain and Greece are among countries that should perform well going forward. A weaker euro also increases the relative attractiveness of exporters.

Similarly, a weaker yen favors Japanese exporters, but our holdings in Japan are based on attractive company fundamentals rather than a positive macroeconomic backdrop. We believe the market is running out of patience for Prime Minister Shinzo Abe’s reform efforts because he has yet to address some of the key structural issues in Japan’s economy, such as labor, corporate tax and health care.

Economic uncertainty can pressure business models but a robust economic picture is not critical to our success. Our investment approach seeks out companies where the market is not properly valuing future cash flows and constructs a portfolio reflecting our stock-picking judgment. Our recent performance is pleasing, but more importantly we remain confident in our long-term approach.

Thank you for your investment in Janus Global Select Fund.

40 | SEPTEMBER 30, 2014

(unaudited)

Janus Global Select Fund At A Glance

5 Top Performers – Holdings

Contribution

Jazz Pharmaceuticals PLC	1.22%
Canadian Pacific Railway, Ltd.	1.08%
Shire PLC	1.03%
Sumco Corp.	0.96%
Valero Energy Corp.	0.94%

5 Bottom Performers – Holdings

Contribution

Bwin.Party Digital Entertainment PLC	–0.57%
Youku Tudou, Inc. (ADR)	–0.55%
Teradata Corp.	–0.39%
Prada SpA	–0.34%
Countrywide PLC	–0.33%

5 Top Performers – Sectors*

		Fund Weighting	MSCI All Country
	Fund Contribution	(Average % of Equity)	World IndexSM Weighting

Health Care	3.01%	12.84%	10.55%
Industrials	2.48%	11.55%	10.74%
Telecommunication Services	0.34%	2.90%	4.00%
Energy	0.33%	7.81%	9.79%
Consumer Staples	0.05%	6.93%	9.70%

5 Bottom Performers – Sectors*

		Fund Weighting	MSCI All Country
	Fund Contribution	(Average % of Equity)	World IndexSM Weighting

Information Technology	–1.68%	13.64%	12.67%
Consumer Discretionary	–1.44%	14.85%	11.69%
Financials	–0.33%	21.43%	21.52%
Utilities	–0.06%	3.34%	3.25%
Other**	–0.05%	0.59%	0.00%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.
*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

**	Not a GICS classified sector.

Janus Global & International Funds | 41

Janus Global Select Fund (unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of September 30, 2014

Tyco International, Ltd. (U.S. Shares) Commercial Services & Supplies	3.1%
Citigroup, Inc. Commercial Banks	3.1%
Telefonaktiebolaget LM Ericsson – Class B Communications Equipment	3.0%
AIA Group, Ltd. Insurance	2.9%
JPMorgan Chase & Co. Commercial Banks	2.6%

14.7%

Asset Allocation – (% of Net Assets)
As of September 30, 2014

Emerging markets comprised 10.3% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)
As of September 30, 2014

As of September 30, 2013

42 | SEPTEMBER 30, 2014

(unaudited)

Performance

					Expense Ratios –
Average Annual Total Return – for the periods ended September 30, 2014					per the January 28, 2014 prospectuses
	One	Five	Ten	Since	Total Annual Fund
	Year	Year	Year	Inception*	Operating Expenses

Janus Global Select Fund – Class A Shares
NAV	13.52%	7.63%	8.28%	2.32%	1.18%
MOP	7.02%	6.36%	7.64%	1.89%

Janus Global Select Fund – Class C Shares
NAV	12.37%	6.77%	7.42%	1.53%	1.94%
CDSC	11.37%	6.77%	7.42%	1.53%

Janus Global Select Fund – Class D Shares(1)	13.55%	7.87%	8.41%	2.41%	0.91%

Janus Global Select Fund – Class I Shares	13.63%	7.95%	8.37%	2.38%	0.76%

Janus Global Select Fund – Class R Shares	12.94%	7.24%	7.82%	1.89%	1.46%

Janus Global Select Fund – Class S Shares	13.17%	7.59%	8.14%	2.17%	1.21%

Janus Global Select Fund – Class T Shares	13.46%	7.79%	8.37%	2.38%	0.96%

MSCI All Country World IndexSM	11.32%	10.07%	7.28%	3.61%

Morningstar Quartile – Class T Shares	1st	4th	2nd	4th

Morningstar Ranking – based on total return for World Stock Funds	134/1,150	678/780	150/480	298/364

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

See important disclosures on the next page.

Janus Global & International Funds | 43

Janus Global Select Fund (unaudited)

A Fund’s performance may be affected by risks that include those associated with nondiversification, non-investment grade debt securities, high-yield/high-risk securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest. Additional risks to a Fund may also include, but are not limited to, those associated with investing in foreign securities, emerging markets, initial public offerings, real estate investment trusts (REITs), derivatives, short sales, commodity-linked investments and companies with relatively small market capitalizations. Each Fund has different risks. Please see a Janus prospectus for more information about risks, Fund holdings and other details.

Foreign securities are subject to additional risks including currency fluctuations, political and economic uncertainty, increased volatility and differing financial and information reporting standards, all of which are magnified in emerging markets.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, Class R Shares, and Class S Shares commenced operations on July 6, 2009. Performance shown for each class prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class, calculated using the fees and expenses of each respective class, without the effect of any fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010. Performance shown for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Class I Shares commenced operations on July 6, 2009. Performance shown for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2014 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments and Other Information for index definitions.

A Fund’s portfolio may differ significantly from the securities held in an index. An index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Fund Report.”

*	The Fund’s inception date – June 30, 2000
(1)	Closed to new investors.

44 | SEPTEMBER 30, 2014

(unaudited)

Expense Examples
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees; administrative services fees payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses
The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				Hypothetical
	Actual			(5% return before expenses)
	Beginning	Ending	Expenses	Beginning	Ending	Expenses
	Account	Account	Paid During	Account	Account	Paid During	Net Annualized
	Value	Value	Period	Value	Value	Period	Expense Ratio
	(4/1/14)	(9/30/14)	(4/1/14 - 9/30/14)†	(4/1/14)	(9/30/14)	(4/1/14 - 9/30/14)†	(4/1/14 - 9/30/14)

Class A Shares	$1,000.00	$1,028.70	$5.24	$1,000.00	$1,019.90	$5.22	1.03%

Class C Shares	$1,000.00	$1,023.80	$9.34	$1,000.00	$1,015.84	$9.30	1.84%

Class D Shares	$1,000.00	$1,028.80	$4.12	$1,000.00	$1,021.01	$4.10	0.81%

Class I Shares	$1,000.00	$1,029.50	$3.56	$1,000.00	$1,021.56	$3.55	0.70%

Class R Shares	$1,000.00	$1,025.90	$7.21	$1,000.00	$1,017.95	$7.18	1.42%

Class S Shares	$1,000.00	$1,027.00	$5.89	$1,000.00	$1,019.25	$5.87	1.16%

Class T Shares	$1,000.00	$1,028.00	$4.63	$1,000.00	$1,020.51	$4.61	0.91%

†	Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Global & International Funds | 45

Janus Global Select Fund

Schedule of Investments

As of September 30, 2014

Shares		Value

Common Stock – 99.0%
Air Freight & Logistics – 1.1%
150,281	FedEx Corp.	$24,262,867
Airlines – 2.0%
945,136	United Continental Holdings, Inc.*	44,222,913
Auto Components – 1.0%
775,600	NGK Spark Plug Co., Ltd.	22,870,290
Automobiles – 1.9%
140,702	Hyundai Motor Co.	25,378,009
5,737,640	SAIC Motor Corp., Ltd. – Class Aß	16,872,398

		42,250,407
Beverages – 2.0%
797,905	SABMiller PLC	44,331,472
Biotechnology – 3.2%
404,860	Medivation, Inc.*	40,028,508
258,281	Pharmacyclics, Inc.*	30,329,938

		70,358,446
Capital Markets – 2.1%
1,380,029	Morgan Stanley	47,707,603
Chemicals – 3.7%
297,812	Air Products & Chemicals, Inc.	38,769,166
218,004	PPG Industries, Inc.	42,890,107

		81,659,273
Commercial Banks – 10.7%
379,973	BNP Paribas SA	25,123,977
1,313,988	Citigroup, Inc.	68,090,858
945,284	JPMorgan Chase & Co.	56,943,908
9,813,687	National Bank of Greece SA*	28,701,379
4,511,200	Seven Bank, Ltd.	18,400,851
396,689	State Bank of India	15,658,794
3,294,890	UniCredit SpA	25,799,198

		238,718,965
Commercial Services & Supplies – 3.1%
1,573,634	Tyco International, Ltd. (U.S. Shares)	70,136,867
Communications Equipment – 3.0%
5,309,340	Telefonaktiebolaget LM Ericsson – Class B	67,039,132
Diversified Consumer Services – 1.6%
5,729,292	Kroton Educacional SA	36,002,660
Electric Utilities – 1.2%
712,997	Brookfield Infrastructure Partners LP	27,093,886
Electrical Equipment – 0.8%
402,039	Sensata Technologies Holding NV*	17,902,797
Electronic Equipment, Instruments & Components – 0.9%
616,393	National Instruments Corp.	19,065,035
Food & Staples Retailing – 1.3%
577,030	Kroger Co.	30,005,560
Food Products – 2.3%
523,422	Mead Johnson Nutrition Co.	50,363,665
Health Care Providers & Services – 1.7%
545,240	Express Scripts Holding Co.*	38,510,301
Hotels, Restaurants & Leisure – 1.7%
25,477,238	Bwin.Party Digital Entertainment PLC	37,488,717
Independent Power and Renewable Electricity Producers – 2.1%
1,530,058	NRG Energy, Inc.	46,636,168
Insurance – 5.5%
12,578,600	AIA Group, Ltd.	64,919,865
1,533,407	CNO Financial Group, Inc.	26,006,583
982,100	Tokio Marine Holdings, Inc.	30,502,219

		121,428,667
Internet & Catalog Retail – 1.3%
321,654	Alibaba Group Holding, Ltd. (ADR)*	28,578,958
Internet Software & Services – 0.9%
1,065,130	Youku Tudou, Inc. (ADR)*	19,087,130
Leisure Products – 0.4%
598,700	Sega Sammy Holdings, Inc.	9,642,327
Machinery – 0.6%
242,705	Colfax Corp.*	13,826,904
Media – 1.5%
230,752	Time Warner Cable, Inc.	33,110,604
Metals & Mining – 1.2%
892,147	ArcelorMittal	12,243,686
4,880,351	Fortescue Metals Group, Ltd.	14,768,345

		27,012,031
Oil, Gas & Consumable Fuels – 7.2%
264,005	Chevron Corp.	31,501,077
2,559,200	Inpex Corp.	36,235,834
1,068,414	MEG Energy Corp.*	32,802,351
2,002,895	Petroleo Brasileiro SA (ADR)	28,421,080
676,745	Valero Energy Corp.	31,312,991

		160,273,333
Pharmaceuticals – 8.4%
462,505	AstraZeneca PLC	33,130,733
829,579	Bristol-Myers Squibb Co.	42,457,853
169,344	Endo International PLC*	11,572,969
285,391	Jazz Pharmaceuticals PLC*	45,822,379
511,013	Johnson & Johnson	54,468,876

		187,452,810
Real Estate Management & Development – 0.9%
2,756,510	Countrywide PLC	20,079,971
Road & Rail – 3.9%
169,314	Canadian Pacific Railway, Ltd.	35,143,466
423,025	Kansas City Southern	51,270,630

		86,414,096
Semiconductor & Semiconductor Equipment – 5.7%
4,682,485	Atmel Corp.*	37,834,479
4,862,737	ON Semiconductor Corp.*	43,472,869
3,794,663	Sumco Corp.	45,860,592

		127,167,940
Software – 0.9%
192,800	Nintendo Co., Ltd.	20,987,138
Specialty Retail – 2.2%
504,390	Gap, Inc.	21,028,019
11,744,500	L’Occitane International SA	26,929,667

		47,957,686
Technology Hardware, Storage & Peripherals – 2.0%
451,416	Apple, Inc.	45,480,162

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

46 | SEPTEMBER 30, 2014

Schedule of Investments

As of September 30, 2014

Shares		Value

Textiles, Apparel & Luxury Goods – 2.6%
3,425,800	Prada SpA	$20,768,049
11,270,700	Samsonite International SA	36,278,500

		57,046,549
Thrifts & Mortgage Finance – 1.9%
5,473,874	MGIC Investment Corp.*	42,750,956
Tobacco – 1.5%
1,057,600	Japan Tobacco, Inc.	34,429,831
Wireless Telecommunication Services – 3.0%
1,231,858	T-Mobile U.S., Inc.	35,563,740
48,740,700	Tower Bersama Infrastructure Tbk PT	32,021,824

		67,585,564

Total Common Stock (cost $1,830,344,411)		2,206,939,681

Preferred Stock – 0.7%
Automobiles – 0.7%
82,559	Volkswagen AG (cost $15,038,392)	17,137,635

Money Market – 0.3%
6,260,000	Janus Cash Liquidity Fund LLC, 0.0682%°°,£ (cost $6,260,000)	6,260,000

Total Investments (total cost $1,851,642,803) – 100.0%		2,230,337,316

Liabilities, net of Cash, Receivables and Other Assets – (0)%		(898,235)

Net Assets – 100%		$2,229,439,081

Summary of Investments by Country – (Long Positions) (unaudited)

		% of Investment
Country	Value	Securities

United States††	$1,266,701,238	56.8%
Japan	218,929,082	9.8
United Kingdom	135,030,893	6.1
Hong Kong	101,198,365	4.5
Canada	67,945,817	3.0
Sweden	67,039,132	3.0
China	64,538,486	2.9
Brazil	64,423,740	2.9
France	64,297,330	2.9
Italy	46,567,247	2.1
Indonesia	32,021,824	1.4
Greece	28,701,379	1.3
South Korea	25,378,009	1.1
Germany	17,137,635	0.8
India	15,658,794	0.7
Australia	14,768,345	0.7

Total	$2,230,337,316	100.0%

††	Includes Cash Equivalents of 0.3%.

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

Janus Global & International Funds | 47

Janus Global Technology Fund (unaudited)

FUND SNAPSHOT
Our mission is to find companies that benefit from the high pace of change in technology. We believe technology markets are complex, adaptive systems that demonstrate emergent properties and inherently unpredictable changes. We construct a portfolio with special attention to downside risk that seeks to balance resilience and optionality. Combined with deep fundamental industry analysis and thoughtful valuation and scenario analysis, we seek to invest in stocks that have the potential to outperform without relying on difficult predictions about the future.
Brinton Johns co-portfolio manager	Brad Slingerlend co-portfolio manager

PERFORMANCE

Janus Global Technology Fund’s Class T Shares returned 14.62% over the one-year period ended September 30, 2014. The Fund’s primary benchmark, the S&P 500 Index, returned 19.73%, and its secondary benchmark, the MSCI World Information Technology Index, returned 24.43% during the period.

MARKET ENVIRONMENT

Global technology stocks performed well in the past 12 months. The sector led broader indices higher early in the period, driven by strong performance in computer hardware and Internet software, though first quarter gains slowed given a quick early year pullback and subsequent rebound. After a sell-off in some highly valued subsectors in late March and early April, technology stocks rebounded to outperform broader global indices, a trend that continued through period end despite growing volatility. Sector heavyweight Apple’s well-received earnings report and heavily anticipated iPhone 6 launch powered strong hardware subsector returns. Internet software and systems software were other strong performing subgroups as the period wound down, while application software and communications equipment were among areas that lagged. Microsoft, an approximate 8.5% index weighting, led systems software on a strong earnings report. Momentum-driven cloud software companies also performed well. Qualcomm, one of the world’s biggest mobile chipmakers, weighed on the communications equipment subsector due to regulatory issues in China.

PERFORMANCE DISCUSSION

Our attention to downside risks led us to avoid some companies, particularly in cloud computing and software as a service, whose stock prices appeared to have been driven by momentum rather than fundamental factors. We believe our focus on less-volatile stocks than the secondary benchmark’s holdings, and in companies that can benefit from the high pace of change in technology, can provide potentially higher returns longer term.

Relative performance in the period suffered as some of the higher-growth companies we owned did not participate in the somewhat narrow and shallow technology rally. The largest index gains tended to be centered on what we consider lower-quality large enterprise IT companies and very high-growth companies – both of which carry higher risk. Meanwhile, our holdings that we consider resilient also lagged. The results did not affect our portfolio construction. Instead, we took advantage of declines in certain companies to add to our positions.

Among subsectors, our holdings in Internet software, led lower by ChannelAdvisor and Care.com, weighed significantly on relative performance. Both were among companies that had initial public offerings (IPOs) earlier in the year that declined off their highs as investors weeded out smaller positions in their portfolios.

ChannelAdvisor, a software-as-a-service provider for managing retail sales and inventory in various online channels, also suffered from disappointing third quarter guidance and weak customer additions. We added to our position. With retail shifting from store sales to online marketplaces, ChannelAdvisor should benefit from increased demand for its services, in our view. We also added to our position in Care.com, a leading online marketplace for matching families to caregivers. We believe the company is well positioned in a growing market.

Other relative detractors included our semiconductor holdings, led lower by ARM Holdings. The UK semiconductor intellectual property licensing firm suffered from concerns over the slowing of the high-end smartphone market, its key market segment. ARM has two other markets it is pursuing, embedded systems and networking, but those are small compared to mobile, so it

48 | SEPTEMBER 30, 2014

(unaudited)

is unclear if those areas will be sufficient to pick up the slack. The company also reported results that were in line with market expectations, although its income from royalties was somewhat soft. More importantly, the company’s licensing revenue growth, a leading indicator of future royalties, remained strong. Additionally, we think its royalty income will improve later this year based on production forecasts by semiconductor manufacturers. We believe the company will continue to benefit from growth in smartphones and revenue licensing from semiconductor manufacturers.

Among individual contributors, our three largest positions were also the most additive to performance, with our largest holding, Apple, heading the list. Investor anticipation and subsequent announcements of new versions of its popular iPhone, along with an Apple Watch and a mobile payments system, drove the stock higher. We felt the product announcements demonstrate the company’s continued strength in combining hardware, software and services, which serve as an important differentiator from competitors. In addition, the cross-device integration between all of Apple’s products will continue to strengthen and expand its ecosystem, in our view. Despite recent gains, we still view the stock’s risk/reward profile as attractive.

Internet search engine leader Google, our second-largest holding, was also a top contributor. The company benefited from better-than-expected quarterly results, with strong year-over-year revenue growth. The company’s transition from desktop to mobile search has continued to exceed market expectations, and there is greater investor appreciation for its powerful platform. We feel the company remains attractively valued relative to the multiyear growth outlook we see for its resilient core search business combined with potential growth drivers around its Android software for mobile devices, YouTube, mobile and enterprise businesses.

Microsoft, our third-largest position, also aided performance after the software giant reported adjusted earnings that beat market forecasts, driven by strong subscriptions to Office applications (Office 365) and its Azure cloud-hosting platform. As the company’s cloud-based sales grow to a higher percentage of its total revenue, investors should value the stock higher, in our view. Earlier, the company announced a restructuring plan that would eliminate up to 18,000 jobs over the next year. We believe new CEO Satya Nadella is moving the company in the right direction by de-emphasizing hardware to increase focus on productivity tools and its public and private cloud offerings, which should lead to durable recurring revenues. We also appreciate Nadella’s efforts of combining various development teams to improve efficiencies.

Please see the Derivative Instruments section in the “Notes to Financial Statements” for a discussion of derivatives used by the Fund.

OUTLOOK

Promising areas in technology include a potential rebound in enterprise spending, supply chain companies ramping up production for Apple’s iPhone 6 smartphones, and semiconductor companies and electronic component providers that serve the auto and industrial markets.

A slowdown in enterprise IT spending that has been evident since the summer of 2012 has begun to reverse in part due to maturation in cloud computing software products or tools that are enabling hybrid clouds, a combination of public clouds (using off-premises servers) and private clouds (on-premises servers). Greater flexibility through hybrid clouds means pent-up decisions by companies’ IT departments are finally being made as evidenced by stabilizing fundamentals in data center-related companies. We now believe the transition to the cloud for many companies could be more rapid than the market currently anticipates.

Rather than cutting operating and capital expenditures as they have for several years, IT departments can redeploy resources more efficiently into areas, such as applications that should add value to their respective businesses rather than just to reduce costs. We believe this could be the beginning stages of an enterprise IT spending expansion, not from a total amount perspective but from reallocating from hardware to software now that the architecture on how to use the software is available.

Among cloud companies, we are focusing on those that offer platforms that other companies can build onto rather than those that offer single products that could become part of another company’s platform. We added several cloud software companies after recent declines made their valuations more attractive. We also believe Enterprise IT leader Oracle, a Top 5 holding, should have success transitioning its customers to the hybrid cloud. Additionally, we own a company that provides legal, finance and accounting cloud services, a dominant provider in sales and marketing cloud services and a platform provider for smaller companies. All are related to the theme.

Besides the cloud, we are also seeing increased consolidation in the IT supply chain, particularly among semiconductor companies. We believe the trend is likely to continue and possibly accelerate due to slowing growth

Janus Global & International Funds | 49

Janus Global Technology Fund (unaudited)

rates, low interest rates and management teams realizing they need to consolidate. We are invested in supply chain companies we favor for their own dynamics (products, end markets, etc.), but recognize potential buyers could appreciate the same factors and bid the stocks higher than our valuations. We added more supply chain companies to offer more diversification in this area. We like these companies for their own prospects but also believe they could be merger and acquisition targets.

In consumer IT, the Internet of Things (IoT) or increasing connectivity of electronic devices continues to be an area gaining considerable attention from companies and investors. We view this as a longer-term investment theme, but Apple’s Watch could significantly accelerate the wearables category or the personal side of IoT.

There are also an increasing number of commercial applications, such as gas stations using sensors to monitor fuel levels so refueling trucks can be sent automatically when levels are low. Google, meanwhile, has logged an impressive number of miles with its self-driving cars, with only one accident (a rear-end collision). We think autonomous cars could be a significant IoT application in five to 15 years.

With the pace of disruption accelerating, it’s more important than ever to be vigilant and thoughtful about every potential technology investment. In our effort to always become better investors, we like to take a cross-disciplinary approach to thinking.

Here is a question you might not have thought about before: what does investing have to do with standup comedy and magic?

There are a couple characteristics that all three disciplines have in common. To begin with, all of these fields require a passion for perfection. It requires an enormous amount of dedication and focus to constantly learn and hone the art of investing, delivering a knee-slapping, hilarious standup show, or a mesmerizingly, mind-boggling magic performance. All of these skills require a near obsession in order to transform a passion into an art form. The second thing all three art forms require is presence – the ability to step outside one’s self-centered world and really focus on what matters – a sort of vigilance that is hard to develop, and even harder to perfect. In standup comedy, the comedian must be ever focused on the vibe of the audience, empathically sensing their emotions and reactions in order to work the crowd and involve the audience in the narrative. Magicians must also focus deeply on their subjects and surroundings in order to create a convincing alternative reality. Similarly, investors must be vigilantly focused on every piece of available information in order to construct the proper circumstances for winning long term investments and portfolio construction. All three require an intense observational skill in order to achieve successful performances over and over again.

Standup comedy specifically shares an attribute with investing that we call nonlinear thinking. Comedians, at their core, observe human behavior. In fact, many comics consider themselves “observational” performers. They are constantly on the hunt for patterns and correlations that are not obvious to folks as they go through their everyday life. Then, in pointing out a non-obvious connection between two things that initially seem unrelated or glossed over by conventional wisdom, they create a spark – a spark that turns into a big laugh as the audience says to themselves, “That’s so funny because it’s so true!”

Investors likewise are always trying to connect nonobvious dots – we use the acronym ABCD for “always be connecting dots.” We see the world as a giant puzzle ready to be solved if only we can discern which pieces fit together. Then, when we connect a few seemingly disparate pieces of information, we find insight which informs our investing. The things a standup comedian points out, and the ideas we connect for investment themes are worlds apart, but when we draw those connections they start to become obvious.

Magicians also share a specific attribute with investing – leveraging cognitive bias. Cognitive bias is a term for the way our brains try to trick us. Over time we’ve been wired for simpler worlds – wake up, hunt and gather, secure shelter, and enjoy ourselves. But, the world has become increasingly complex, and our brains have developed impulsive shortcuts that make us believe one thing is true, when in fact something completely different explains the situation. Magicians are the kings at exploiting this misfiring of the brain – they take advantage of vulnerabilities in our ability to accurately perceive the world around us.

Likewise, as investors we fall victim to many biases of impulsive or emotional thinking. For example, we anchor on a prior cost basis, or we over-emphasize recent information above more relevant data points. All of these shortcuts work against superior long-term performance. So while magicians exploit bias, investors must remain vigilant to never be fooled by impulsive thinking.

This comparison of the three seemingly unrelated fields largely comes back to the idea of presence – the hardest thing we do every day is to simply be in the moment, 100% focused with vigilance and attention. This is an obsession that all great investors, standups and magicians

50 | SEPTEMBER 30, 2014

(unaudited)

are constantly perfecting. If a standup isn’t paying attention all the time, they will miss their next great joke opportunity – and if they fail to follow cues from the audience, they will lose the reaction. If a magician fails to pull off a trick leveraging the brain’s built-in biases, the illusion is revealed and the mystery is lost. The standup and the magician lose their audiences if they lose focus, much like the investor loses long-term performance if they fail to connect dots, avoid cognitive bias, and pay attention. Technology investing is a dynamic environment with a rising pace of change – this creates an even higher burden for presence and the ability to connect unrelated dots. Using these methods, we are able to focus on finding the signal in the noise of data points.

Thank you for your investment in Janus Global Technology Fund.

Janus Global & International Funds | 51

Janus Global Technology Fund (unaudited)

Janus Global Technology Fund At A Glance

5 Top Performers – Holdings

Contribution

Apple, Inc.	4.60%
Google, Inc. – Class A	2.26%
Microsoft Corp.	1.17%
Amphenol Corp. – Class A	0.97%
Cadence Design Systems, Inc.	0.57%

5 Bottom Performers – Holdings

Contribution

ChannelAdvisor Corp.	–0.53%
Care.com, Inc.	–0.38%
ARM Holdings PLC	–0.28%
SFX Entertainment, Inc.	–0.25%
Belden, Inc.	–0.25%

5 Top Performers – Sectors*

		Fund Weighting	S&P 500®
	Fund Contribution	(Average % of Equity)	Index Weighting

Energy	0.81%	0.00%	10.37%
Financials	0.42%	3.96%	16.18%
Consumer Discretionary	0.19%	8.10%	12.16%
Consumer Staples	0.18%	0.19%	9.71%
Utilities	0.07%	0.00%	3.04%

5 Bottom Performers – Sectors*

		Fund Weighting	S&P 500®
	Fund Contribution	(Average % of Equity)	Index Weighting

Information Technology	–4.05%	79.45%	18.66%
Health Care	–0.92%	0.90%	13.33%
Other**	–0.63%	2.84%	0.00%
Industrials	–0.38%	3.95%	10.66%
Materials	–0.03%	0.00%	3.50%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.
*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

**	Not a GICS classified sector.

52 | SEPTEMBER 30, 2014

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of September 30, 2014

Apple, Inc. Technology Hardware, Storage & Peripherals	11.7%
Google, Inc. – Class C Internet Software & Services	9.7%
Microsoft Corp. Software	4.7%
Oracle Corp. Software	3.7%
QUALCOMM, Inc. Communications Equipment	3.7%

33.5%

Asset Allocation – (% of Net Assets)
As of September 30, 2014

Emerging markets comprised 7.6% of total net assets.

*Includes Securities Sold Short of (0.5)%.

Top Country Allocations – Long Positions (% of Investment Securities)
As of September 30, 2014

As of September 30, 2013

Janus Global & International Funds | 53

Janus Global Technology Fund (unaudited)

Performance

					Expense Ratios –
Average Annual Total Return – for the periods ended September 30, 2014					per the January 28, 2014 prospectuses
	One	Five	Ten	Since	Total Annual Fund
	Year	Year	Year	Inception*	Operating Expenses

Janus Global Technology Fund – Class A Shares
NAV	14.49%	14.91%	10.97%	6.41%	1.09%
MOP	7.92%	13.55%	10.32%	6.01%

Janus Global Technology Fund – Class C Shares
NAV	13.67%	14.09%	10.15%	5.64%	1.82%
CDSC	12.67%	14.09%	10.15%	5.64%

Janus Global Technology Fund – Class D Shares(1)	14.73%	15.14%	11.13%	6.57%	0.92%

Janus Global Technology Fund – Class I Shares	14.84%	15.23%	11.09%	6.55%	0.81%

Janus Global Technology Fund – Class S Shares	14.39%	14.76%	10.82%	6.26%	1.22%

Janus Global Technology Fund – Class T Shares	14.62%	15.07%	11.09%	6.55%	0.97%

S&P 500® Index	19.73%	15.70%	8.11%	4.98%

MSCI World Information Technology Index	24.43%	13.57%	8.37%	2.65%

Morningstar Quartile – Class T Shares	4th	2nd	2nd	2nd

Morningstar Ranking – based on total return for Technology Funds	168/204	88/203	67/195	49/129

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

See important disclosures on the next page.

54 | SEPTEMBER 30, 2014

(unaudited)

A Fund’s performance may be affected by risks that include those associated with nondiversification, non-investment grade debt securities, high-yield/high-risk securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest. Additional risks to a Fund may also include, but are not limited to, those associated with investing in foreign securities, emerging markets, initial public offerings, real estate investment trusts (REITs), derivatives, short sales, commodity-linked investments and companies with relatively small market capitalizations. Each Fund has different risks. Please see a Janus prospectus for more information about risks, Fund holdings and other details.

Foreign securities are subject to additional risks including currency fluctuations, political and economic uncertainty, increased volatility and differing financial and information reporting standards, all of which are magnified in emerging markets.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, and Class S Shares commenced operations on July 6, 2009. Performance shown for each class for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class, calculated using the fees and expenses of each respective class, without the effect of any fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010. Performance shown for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Class I Shares commenced operations on July 6, 2009. Performance shown for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics.

© 2014 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments and Other Information for index definitions.

A Fund’s portfolio may differ significantly from the securities held in an index. An index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Fund Report.”

Effective January 17, 2014, Brinton Johns and Brad Slingerlend are Co-Portfolio Managers of the Fund.

*	The Fund’s inception date – December 31, 1998
(1)	Closed to new investors.

Janus Global & International Funds | 55

Janus Global Technology Fund (unaudited)

Expense Examples
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees; administrative services fees payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses
The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				Hypothetical
	Actual			(5% return before expenses)
	Beginning	Ending	Expenses	Beginning	Ending	Expenses
	Account	Account	Paid During	Account	Account	Paid During	Net Annualized
	Value	Value	Period	Value	Value	Period	Expense Ratio
	(4/1/14)	(9/30/14)	(4/1/14 - 9/30/14)†	(4/1/14)	(9/30/14)	(4/1/14 - 9/30/14)†	(4/1/14 - 9/30/14)

Class A Shares	$1,000.00	$1,039.10	$5.52	$1,000.00	$1,019.65	$5.47	1.08%

Class C Shares	$1,000.00	$1,035.20	$9.08	$1,000.00	$1,016.14	$9.00	1.78%

Class D Shares	$1,000.00	$1,039.90	$4.30	$1,000.00	$1,020.86	$4.26	0.84%

Class I Shares	$1,000.00	$1,040.60	$3.94	$1,000.00	$1,021.21	$3.90	0.77%

Class S Shares	$1,000.00	$1,038.40	$6.08	$1,000.00	$1,019.10	$6.02	1.19%

Class T Shares	$1,000.00	$1,039.20	$4.75	$1,000.00	$1,020.41	$4.71	0.93%

†	Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

56 | SEPTEMBER 30, 2014

Janus Global Technology Fund

Schedule of Investments

As of September 30, 2014

Shares		Value

Common Stock – 98.0%
Communications Equipment – 4.4%
318,849	CommScope Holding Co., Inc.*	$7,623,680
518,525	QUALCOMM, Inc.	38,770,114

		46,393,794
Consumer Finance – 1.9%
178,639	American Express Co.	15,638,058
66,529	Discover Financial Services	4,283,802

		19,921,860
Electrical Equipment – 1.6%
374,878	Sensata Technologies Holding NV*	16,693,317
Electronic Equipment, Instruments & Components – 10.5%
321,831	Amphenol Corp. – Class A	32,138,043
285,287	Belden, Inc.	18,264,074
1,004,390	National Instruments Corp.	31,065,783
536,253	TE Connectivity, Ltd. (U.S. Shares)	29,649,428

		111,117,328
Food & Staples Retailing – 0.2%
54,218	Whole Foods Market, Inc.	2,066,248
Health Care Technology – 0.6%
52,754	athenahealth, Inc.*,#	6,947,174
Household Durables – 0.6%
360,400	Sony Corp.	6,495,102
Information Technology Services – 1.7%
193,113	Amdocs, Ltd. (U.S. Shares)	8,860,025
117,637	Gartner, Inc.*	8,642,790

		17,502,815
Internet & Catalog Retail – 4.7%
85,396	Alibaba Group Holding, Ltd. (ADR)*	7,587,435
24,500	Amazon.com, Inc.*	7,899,780
154,678	Coupons.com, Inc.*,#	1,849,949
146,730	Ctrip.com International, Ltd. (ADR)*	8,328,395
98,823	HomeAway, Inc.*	3,508,217
130,217	MakeMyTrip, Ltd.*	3,623,939
17,171	Netflix, Inc.*	7,747,212
6,749	Priceline Group, Inc.*	7,819,256
52,213	Qunar Cayman Islands, Ltd. (ADR)#	1,443,689

		49,807,872
Internet Software & Services – 17.8%
612,829	Care.com, Inc.*,#	4,994,556
360,599	ChannelAdvisor Corp.*,#	5,913,824
37,282	Demandware, Inc.*,#	1,898,399
64,014	eBay, Inc.*	3,625,113
286,735	Endurance International Group Holdings, Inc.*,#	4,665,178
113,398	Facebook, Inc. – Class A*	8,962,978
176,150	Google, Inc. – Class C*	101,701,964
19,705	LinkedIn Corp. – Class A*	4,094,502
93,627	MercadoLibre, Inc.#	10,172,574
369,848	Okta, Inc. – Private Placement*,§	4,387,063
78,276	Shutterstock, Inc.#	5,587,341
604,300	Tencent Holdings, Ltd.	8,995,953
89,177	Twitter, Inc.*	4,599,750
159,478	Yandex NV – Class A*	4,432,691
305,208	Youku Tudou, Inc. (ADR)*	5,469,327
65,502	Zillow, Inc. – Class A*,#	7,597,577

		187,098,790
Media – 3.7%
240,648	Comcast Corp. – Class A	12,942,049
345,906	SFX Entertainment, Inc.#	1,736,448
95,779	Time Warner Cable, Inc.	13,743,329
116,119	Walt Disney Co.	10,338,075

		38,759,901
Professional Services – 0.9%
68,309	Corporate Executive Board Co.	4,103,322
44,566	IHS, Inc. – Class A*	5,579,217

		9,682,539
Real Estate Investment Trusts (REITs) – 2.5%
281,274	American Tower Corp.	26,335,685
Semiconductor & Semiconductor Equipment – 11.9%
2,470,214	ARM Holdings PLC	35,987,462
1,572,864	Atmel Corp.*	12,708,741
71,914	Avago Technologies, Ltd.	6,256,518
366,372	Freescale Semiconductor, Ltd.*,#	7,155,245
228,883	Intersil Corp. – Class A	3,252,428
192,000	MediaTek, Inc.	2,844,839
87,858	Microchip Technology, Inc.#	4,149,533
964,914	ON Semiconductor Corp.*	8,626,331
6,949	Samsung Electronics Co., Ltd.	7,780,451
74,235	Silicon Laboratories, Inc.*	3,016,910
205,110	SK Hynix, Inc.*	9,079,666
5,223,999	Taiwan Semiconductor Manufacturing Co., Ltd.	20,796,185
78,692	Xilinx, Inc.	3,332,606

		124,986,915
Software – 20.7%
117,512	Advent Software, Inc.	3,708,679
128,823	ANSYS, Inc.*	9,748,037
188,929	Apptio, Inc. – Private Placement*,§	4,287,668
58,203	Aveva Group PLC	1,451,759
233,890	Blackbaud, Inc.	9,189,538
1,224,142	Cadence Design Systems, Inc.*	21,067,484
85,056	Guidewire Software, Inc.	3,771,383
159,352	Informatica Corp.*	5,456,213
1,077,912	Microsoft Corp.	49,972,000
67,282	NetSuite, Inc.*,#	6,024,430
186,384	NICE Systems, Ltd. (ADR)	7,602,603
71,960	Nintendo Co., Ltd.	7,833,166
1,029,828	Oracle Corp.†	39,421,816
233,889	PROS Holdings, Inc.*	5,894,003
264,359	RealPage, Inc.*	4,097,565
112,378	Salesforce.com, Inc.*	6,465,106
54,917	ServiceNow, Inc.	3,228,021
102,939	Solera Holdings, Inc.	5,801,642
208,907	SS&C Technologies Holdings, Inc.*	9,168,928
37,968	Tyler Technologies, Inc.*	3,356,371
15,901	Ultimate Software Group, Inc.*	2,250,151
31,551	Workday, Inc. – Class A	2,602,958
245,209	Zendesk, Inc.*,#	5,294,062

		217,693,583

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

Janus Global & International Funds | 57

Janus Global Technology Fund

Schedule of Investments

As of September 30, 2014

Shares		Value

Technology Hardware, Storage & Peripherals – 14.0%
1,219,949	Apple, Inc.†	$122,909,862
635,546	EMC Corp.	18,596,076
54,001	Seagate Technology PLC	3,092,637
26,102	Stratasys, Ltd.*,#	3,152,599

		147,751,174
Wireless Telecommunication Services – 0.3%
271,587	RingCentral, Inc. – Class A	3,451,871

Total Common Stock (cost $813,439,162)		1,032,705,968

Money Market – 3.0%
31,761,750	Janus Cash Liquidity Fund LLC, 0.0682%°°,£ (cost $31,761,750)	31,761,750

Investment Purchased with Cash Collateral From Securities Lending – 5.5%
57,871,589	Janus Cash Collateral Fund LLC, 0.0650%°°,£ (cost $57,871,589)	57,871,589

Total Investments (total cost $903,072,501) – 106.5%		1,122,339,307

Securities Sold Short – (0.5)%
Common Stock Sold Short – (0.5)%
Commercial Services & Supplies – (0.1)%
34,230	ADT Corp.	(1,213,796)
Household Durables – (0.2)%
113,200	Nikon Corp.	(1,739,178)
Semiconductor & Semiconductor Equipment – (0.2)%
16,080	Cree, Inc.*	(658,476)
20,723	Synaptics, Inc.*	(1,516,923)

		(2,175,399)

Total Securities Sold Short (proceeds $5,025,344)		(5,128,373)

Liabilities, net of Cash, Receivables and Other Assets – (6.0)%		(63,734,304)

Net Assets – 100%		$1,053,476,630

Summary of Investments by Country – (Long Positions) (unaudited)

		% of Investment
Country	Value	Securities

United States††	$982,586,645	87.6%
United Kingdom	37,439,221	3.3
China	31,824,799	2.8
Taiwan	23,641,024	2.1
South Korea	16,860,117	1.5
Japan	14,328,268	1.3
Israel	7,602,603	0.7
Russia	4,432,691	0.4
India	3,623,939	0.3

Total	$1,122,339,307	100.0%

††	Includes Cash Equivalents of 8.0%.

Summary of Investments by Country – (Short Positions) (unaudited)

		% of Securities
Country	Value	Sold Short

United States	$(3,389,195)	66.1%
Japan	(1,739,178)	33.9

Total	$(5,128,373)	100.0%

Schedule of Forward Currency Contracts, Open

			Unrealized
	Currency	Currency	Appreciation/
Counterparty/Currency and Settlement Date	Units Sold	Value	(Depreciation)

Bank of America:
British Pound 11/6/14	1,200,000	$1,944,438	$4,998
Japanese Yen 11/6/14	95,000,000	866,551	3,077

		2,810,989	8,075

Credit Suisse International:
British Pound 10/23/14	1,245,000	2,017,608	19,213
Japanese Yen 10/23/14	293,000,000	2,672,357	24,524

		4,689,965	43,737

HSBC Securities (USA), Inc.:
British Pound 10/9/14	780,000	1,264,217	27,771
Japanese Yen 10/9/14	224,000,000	2,042,795	115,596

		3,307,012	143,367

JPMorgan Chase & Co.:
British Pound 10/16/14	880,000	1,426,198	2,329
Japanese Yen 10/16/14	198,000,000	1,805,789	41,615

		3,231,987	43,944

RBC Capital Markets Corp.:
British Pound 10/16/14	1,565,000	2,536,364	16,151
Japanese Yen 10/16/14	229,000,000	2,088,514	94,518

		4,624,878	110,669

Total		$18,664,831	$349,792

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

58 | SEPTEMBER 30, 2014

Janus International Equity Fund (unaudited)

FUND SNAPSHOT
We invest in international companies that we believe have a sustainable competitive advantage, high or improving returns on capital and long-term growth. We invest where we believe we have differentiated research, in an effort to deliver superior risk-adjusted results over the long term.
Julian McManus co-portfolio manager	Guy Scott co-portfolio manager	Carmel Wellso co-portfolio manager

PERFORMANCE

Janus International Equity Fund’s Class I Shares returned 3.54% over the one-year period ended September 30, 2014. The Fund’s primary benchmark, the MSCI EAFE Index, returned 4.25%, and its secondary benchmark, the MSCI All Country World ex-U.S. Index, returned 4.77% during the period.

INVESTMENT ENVIRONMENT

The past 12 months marked a volatile period for international markets. The period began with improving European trade and manufacturing helping to lift indices higher, even as gains in Japan slowed when optimism for Prime Minister Shinzo Abe’s stimulative policies began to wane. Emerging markets also continued to lag due to struggles with inflation, rising rates, political turmoil and ongoing worries over slowing economic growth. Japan increasingly weighed on developed market returns at the start of 2014, largely over disappointment in difficulty pushing forward structural reform, as well as a stronger yen that pressured stocks. Europe performed relatively better than Asia, reflecting a number of positive recovery signs and notable credit market improvement.

Second quarter 2014 was the period’s strongest. Japan rebounded on positive economic signals, and European markets responded favorably to the European Central Bank’s move to negative real interest rates in an effort to combat deflation, weak sentiment and soft manufacturing data. Emerging markets also began to outperform, driven by strengthening currencies and by pro-business election wins in India. However, summer stock declines, most notably in Europe, weighed heavily on indices. European companies grew more cautious in response to China and Brazil economic weakness, as well as escalating geopolitical risk in Ukraine that contributed to a fairly sharp deceleration in the region’s growth. Additionally, there were overhangs such as the Scottish independence vote and the French government’s slim survival from a no-confidence vote. Japan’s market returns were also lower for U.S. investors due to a strengthening dollar relative to the yen. Emerging markets pulled back as well. India’s economy has yet to accelerate under Prime Minister Narendra Modi’s reforms, and it will likely take another quarter or two before there is any tangible impact. China’s economy also continued to slow as expected, but we believe that is already discounted in the market.

PERFORMANCE DISCUSSION

Most of the Fund’s relative underperformance came from our holdings in Japan and within the consumer discretionary, energy and consumer staples sectors. Holdings in materials, health care and financials, as well as our out-of-index exposure to the United States, provided the strongest positive contributions to returns.

Netherlands-based parcel delivery firm TNT Express was our most significant individual detractor. A slower-than-expected recovery in freight volumes forced the company to implement additional cost cuts following previous restructuring moves, which disappointed investors. We believe the market is underestimating the company’s value in a more normal macroeconomic environment. Its strong balance sheet also provides it with staying power until its profit margins recover, in our view.

Sega Sammy was also a large individual detractor. A Japanese maker of pachislot and pachinko machines, the company has been weak since lowering guidance substantially in February based on the expectation it would delay the timing of some key new title launches into next year. Since the pachinko/pachislot business is hit-driven, the delay negatively impacted its earnings outlook for this year. We continue to find the long-term, cash-flow generation of the pachinko/pachislot business attractive, and believe that the market does not accurately value the potential for Sega Sammy’s casino business.

Gaming firm Melco International Development also weighed on performance. The company, along with other casino operators in Macau, China, suffered due to a decline in VIP traffic. There was increased scrutiny on junket operators, which provide the casinos with VIP gamblers, after one operator defaulted on its obligations

Janus Global & International Funds | 59

Janus International Equity Fund (unaudited)

and absconded with a large sum of money. This led to lowered expectations for the casinos. Melco is less reliant on the VIP business for its earnings, with most of its profits coming from the premium mass market. We took advantage of the stock’s decline to add to our position. We consider Macau an undersupplied market that is benefiting from a rising middle class in China.

Shire was the Fund’s largest individual contributor. The specialty pharmaceutical firm in Ireland rebuffed a buyout attempt from U.S.-based AbbVie, citing undervaluation, during the period. We favor Shire for its dominant position in the attention deficit and hyperactivity (ADHD) market as well as its portfolio of drugs for rare diseases.

LyondellBasell Industries, one of our materials holdings, was another top individual contributor. The company reported record quarterly earnings in July, with both sales and profits higher than market estimates. The chemicals provider also continued its stock buyback program. Lyondell has been benefiting from low natural gas prices, as a result of high production from North American shale development fields. The company’s expansion efforts also began adding to profitability during its most recent quarter. We feel the market is underestimating earnings and free-cash-flow growth from its expansion efforts.

Denmark-based transportation and energy conglomerate AP Moeller-Maersk also aided performance, benefiting after the U.S. Federal Maritime Commission approved an alliance between the world’s top three container shipping firms, including Maersk’s shipping division. The alliance will pool the companies’ ultra-large vessels in an effort to reduce costs in an environment of industry overcapacity. Rather than running only partly full ships, the firms would be able to run larger ships, which are more efficient, fully loaded. Provided Chinese and European regulators approve the arrangement, the alliance will control a high percentage of the world’s ultra-large vessels. We believe the cost savings to Maersk could be more significant than the market believes. Maersk also announced it would sell its noncore grocery business, which is consistent with the firm’s restructuring efforts.

Please see the Derivative Instruments section in the “Notes to Financial Statements” for a discussion of derivatives used by the Fund.

OUTLOOK

Asian markets, particularly China, have been inexpensive for a while, but the discount recently widened, especially relative to the U.S. We believe as the Chinese economy transitions from an export-led economy to a consumer-led economy, it will be structurally better balanced. While we expect China will continue to slow, the government has demonstrated through liquidity injections it wants to manage its slower growth rate through short-term, more targeted measures as opposed to broader actions, such as a large interest rate cut. We believe the market has discounted its slower growth rate.

In Japan, we remain somewhat skeptical of Abe’s reforms, since he has been reluctant to tackle difficult decisions on health care reform to rein in rising expenditures, labor reforms to encourage more employment and deregulation to improve competition. He has agreed to proceed with reforming corporate taxes, but we view that as tinkering around the edges of economic reform, rather than taking the necessary steps for lasting growth. The Fund’s neutral position in Japan reflects the fact we are still identifying great companies in which to invest, while not being optimistic about Abenomics.

The European recovery remains fragile, as demonstrated by the third quarter setback, but we think it remains on a path to improvement. As the region’s growth improves, its companies have one of the best outlooks for earnings growth, since their operating margins are widening off a low base. Many companies were quick to adjust to the third quarter dip by cutting costs. In relation to our European Union (EU) banks, we conducted internal stress tests ahead of the asset quality review (AQR) and stress tests due in the fourth quarter. As a result, we are confident our EU bank holdings won’t have to raise additional capital.

Thank you for your investment in Janus International Equity Fund.

60 | SEPTEMBER 30, 2014

(unaudited)

Janus International Equity Fund At A Glance

5 Top Performers – Holdings

Contribution

Shire PLC	1.79%
LyondellBasell Industries NV – Class A	0.94%
AP Moeller – Maersk A/S – Class B	0.78%
NGK Spark Plug Co., Ltd.	0.71%
Canadian Pacific Railway, Ltd.	0.55%

5 Bottom Performers – Holdings

Contribution

TNT Express NV	–0.63%
Sega Sammy Holdings, Inc.	–0.62%
Melco International Development, Ltd.	–0.61%
Fuji Media Holdings, Inc.	–0.58%
Mitsubishi Estate Co., Ltd.	–0.48%

5 Top Performers – Sectors*

		Fund Weighting	MSCI EAFE®
	Fund Contribution	(Average % of Equity)	Index Weighting

Materials	1.36%	9.47%	8.08%
Health Care	1.11%	8.60%	10.36%
Financials	0.53%	23.35%	25.65%
Information Technology	0.27%	10.73%	4.45%
Industrials	0.17%	9.64%	12.77%

5 Bottom Performers – Sectors*

		Fund Weighting	MSCI EAFE®
	Fund Contribution	(Average % of Equity)	Index Weighting

Consumer Discretionary	–2.50%	19.50%	11.75%
Energy	–0.74%	4.44%	6.98%
Consumer Staples	–0.28%	10.78%	11.02%
Other**	–0.26%	2.06%	0.00%
Telecommunication Services	–0.25%	1.08%	5.22%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.
*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

**	Not a GICS classified sector.

Janus Global & International Funds | 61

Janus International Equity Fund (unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of September 30, 2014

AIA Group, Ltd. Insurance	3.0%
NGK Spark Plug Co., Ltd. Auto Components	2.8%
Japan Tobacco, Inc. Tobacco	2.6%
Telefonaktiebolaget LM Ericsson – Class B Communications Equipment	2.3%
Inpex Corp. Oil, Gas & Consumable Fuels	2.2%

12.9%

Asset Allocation – (% of Net Assets)
As of September 30, 2014

Emerging markets comprised 13.9% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)
As of September 30, 2014

As of September 30, 2013

62 | SEPTEMBER 30, 2014

(unaudited)

Performance

				Expense Ratios –
Average Annual Total Return – for the periods ended September 30, 2014				per the January 28, 2014 prospectuses
	One	Five	Since	Total Annual Fund
	Year	Year	Inception*	Operating Expenses

Janus International Equity Fund – Class A Shares
NAV	3.22%	7.60%	4.89%	1.16%
MOP	–2.69%	6.33%	4.10%

Janus International Equity Fund – Class C Shares
NAV	2.41%	6.75%	4.01%	1.99%
CDSC	1.41%	6.75%	4.01%

Janus International Equity Fund – Class D Shares(1)	3.39%	7.83%	5.09%	0.96%

Janus International Equity Fund – Class I Shares	3.54%	7.97%	5.18%	0.86%

Janus International Equity Fund – Class N Shares	3.52%	7.97%	5.18%	0.80%

Janus International Equity Fund – Class R Shares	2.74%	7.17%	4.37%	1.56%

Janus International Equity Fund – Class S Shares	3.05%	7.75%	5.06%	1.30%

Janus International Equity Fund – Class T Shares	3.31%	7.75%	4.99%	1.07%

MSCI EAFE® Index	4.25%	6.56%	2.07%

MSCI All Country World ex-U.S. IndexSM	4.77%	6.03%	2.59%

Morningstar Quartile – Class I Shares	3rd	1st	1st

Morningstar Ranking – based on total return for Foreign Large Blend Funds	452/805	76/699	24/575

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

See important disclosures on the next page.

Janus Global & International Funds | 63

Janus International Equity Fund (unaudited)

This Fund has a performance-based management fee that may adjust up or down based on the Fund’s performance.

A Fund’s performance may be affected by risks that include those associated with nondiversification, non-investment grade debt securities, high-yield/high-risk securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest. Additional risks to a Fund may also include, but are not limited to, those associated with investing in foreign securities, emerging markets, initial public offerings, real estate investment trusts (REITs), derivatives, short sales, commodity-linked investments and companies with relatively small market capitalizations. Each Fund has different risks. Please see a Janus prospectus for more information about risks, Fund holdings and other details.

Foreign securities are subject to additional risks including currency fluctuations, political and economic uncertainty, increased volatility and differing financial and information reporting standards, all of which are magnified in emerging markets.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, Class I Shares, Class R Shares, and Class S Shares commenced operations on July 6, 2009, after the reorganization of each class of the predecessor fund into corresponding shares of the Fund. Performance shown for each class for periods prior to July 6, 2009, reflects the historical performance of each corresponding class of the predecessor fund prior to the reorganization, calculated using the fees and expenses of the corresponding class of the predecessor fund respectively, net of any applicable fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010. Performance shown for periods prior to February 16, 2010, reflects the historical performance of the Fund’s Class I Shares calculated using the fees and expenses of Class D Shares, without the effect of any fee and expense limitations or waivers.

Class N Shares commenced operations on May 31, 2012. Performance shown for periods prior to May 31, 2012 reflects the historical performance of the Fund’s Class I Shares, calculated using the fees and expenses of Class I Shares, net of any applicable fee and expense limitations or waivers.

Class T Shares commenced operations on July 6, 2009. Performance shown for Class T Shares for periods prior to July 6, 2009, reflects the historical performance of the predecessor fund’s Class I Shares, calculated using the fees and expenses of Class T Shares, without the effect of any fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2014 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments and Other Information for index definitions.

A Fund’s portfolio may differ significantly from the securities held in an index. An index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Fund Report.”

*	The predecessor Fund’s inception date — November 28, 2006
(1)	Closed to new investors.

64 | SEPTEMBER 30, 2014

(unaudited)

Expense Examples
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees; administrative services fees payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses
The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				Hypothetical
	Actual			(5% return before expenses)
	Beginning	Ending	Expenses	Beginning	Ending	Expenses
	Account	Account	Paid During	Account	Account	Paid During	Net Annualized
	Value	Value	Period	Value	Value	Period	Expense Ratio
	(4/1/14)	(9/30/14)	(4/1/14 - 9/30/14)†	(4/1/14)	(9/30/14)	(4/1/14 - 9/30/14)†	(4/1/14 - 9/30/14)

Class A Shares	$1,000.00	$986.80	$5.33	$1,000.00	$1,019.70	$5.42	1.07%

Class C Shares	$1,000.00	$983.60	$9.20	$1,000.00	$1,015.79	$9.35	1.85%

Class D Shares	$1,000.00	$987.50	$4.48	$1,000.00	$1,020.56	$4.56	0.90%

Class I Shares	$1,000.00	$988.30	$3.94	$1,000.00	$1,021.11	$4.00	0.79%

Class N Shares	$1,000.00	$988.20	$3.64	$1,000.00	$1,021.41	$3.70	0.73%

Class R Shares	$1,000.00	$984.40	$7.41	$1,000.00	$1,017.60	$7.54	1.49%

Class S Shares	$1,000.00	$985.70	$6.17	$1,000.00	$1,018.85	$6.28	1.24%

Class T Shares	$1,000.00	$987.40	$4.88	$1,000.00	$1,020.16	$4.96	0.98%

†	Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Global & International Funds | 65

Janus International Equity Fund

Schedule of Investments

As of September 30, 2014

Shares		Value

Common Stock – 96.2%
Air Freight & Logistics – 3.1%
44,156	Panalpina Welttransport Holding AG	$5,553,102
664,296	TNT Express NV	4,179,071

		9,732,173
Auto Components – 2.8%
297,000	NGK Spark Plug Co., Ltd.	8,757,705
Beverages – 3.9%
472,600	AMBEV SA	3,097,244
8,938,400	LT Group, Inc.	3,113,066
104,804	SABMiller PLC	5,822,893

		12,033,203
Biotechnology – 0.8%
229,760	Swedish Orphan Biovitrum AB*	2,449,501
Capital Markets – 1.4%
121,016	Deutsche Bank AG	4,244,209
Chemicals – 5.4%
781,014	Alent PLC	4,150,856
185,000	Kansai Paint Co., Ltd.	2,765,385
63,083	LyondellBasell Industries NV – Class A	6,854,599
44,900	Shin-Etsu Chemical Co., Ltd.	2,937,628

		16,708,468
Commercial Banks – 14.0%
481,828	Banco Bilbao Vizcaya Argentaria SA	5,770,531
588,300	Bangkok Bank PCL (NVDR)	3,701,328
38,965	BNP Paribas SA	2,576,382
639,178	HSBC Holdings PLC	6,504,150
160,687	ICICI Bank, Ltd.	3,719,728
873,619	National Bank of Greece SA*	2,555,010
1,556,400	Seven Bank, Ltd.	6,348,440
112,714	Societe Generale SA	5,728,410
247,637	Turkiye Halk Bankasi A/S	1,488,304
681,698	UniCredit SpA	5,337,739

		43,730,022
Commercial Services & Supplies – 1.3%
162,688	Edenred	4,008,301
Communications Equipment – 2.3%
557,634	Telefonaktiebolaget LM Ericsson – Class B	7,041,045
Electronic Equipment, Instruments & Components – 2.9%
102,755	Hexagon AB – Class B	3,249,025
13,700	Keyence Corp.	5,960,701

		9,209,726
Food Products – 1.0%
82,490	Unilever NV	3,278,576
Health Care Equipment & Supplies – 1.8%
52,108	Essilor International SA	5,695,874
Health Care Providers & Services – 1.7%
123,723	Catamaran Corp.*	5,211,657
Hotels, Restaurants & Leisure – 1.9%
2,581,000	Melco International Development, Ltd.	5,974,783
Household Durables – 0.2%
58,987	Iida Group Holdings Co., Ltd.	722,366
Household Products – 1.9%
68,639	Reckitt Benckiser Group PLC	5,940,134
Independent Power and Renewable Electricity Producers – 1.2%
101,916	Abengoa Yield PLC*	3,626,171
Industrial Conglomerates – 0.8%
116,096	Smiths Group PLC	2,377,649
Information Technology Services – 0.8%
2,236,000	TravelSky Technology, Ltd. – Class H	2,406,959
Insurance – 5.8%
1,782,200	AIA Group, Ltd.	9,198,176
176,800	BB Seguridade Participacoes SA	2,326,031
291,289	Prudential PLC	6,468,774

		17,992,981
Internet & Catalog Retail – 1.6%
38,025	Alibaba Group Holding, Ltd. (ADR)*	3,378,521
26,031	Ctrip.com International, Ltd. (ADR)*	1,477,520

		4,856,041
Internet Software & Services – 1.0%
206,900	Tencent Holdings, Ltd.	3,080,031
Leisure Products – 1.4%
267,900	Sega Sammy Holdings, Inc.	4,314,647
Marine – 1.0%
1,349	AP Moeller – Maersk A/S – Class B	3,196,832
Media – 1.6%
114,112	Liberty Global PLC – Class A*	4,854,325
Metals & Mining – 4.6%
51,761	APERAM*	1,609,091
1,225,786	Glencore PLC	6,781,306
212,476	Outokumpu Oyj*	1,474,501
176,055	ThyssenKrupp AG	4,622,302

		14,487,200
Oil, Gas & Consumable Fuels – 4.5%
248,083	Athabasca Oil Corp.*	1,269,437
493,600	Inpex Corp.	6,988,906
72,960	Koninklijke Vopak NV	3,927,890
61,424	MEG Energy Corp.*	1,885,834

		14,072,067
Pharmaceuticals – 3.5%
100,175	Novo Nordisk A/S – Class B	4,773,865
20,941	Roche Holding AG	6,201,973

		10,975,838
Real Estate Investment Trusts (REITs) – 0.5%
1,035	Mori Hills REIT Investment Corp.	1,438,801
Real Estate Management & Development – 4.5%
413,324	Countrywide PLC	3,010,885
368,194	Kennedy Wilson Europe Real Estate PLC	6,513,546
202,000	Mitsubishi Estate Co., Ltd.	4,551,343

		14,075,774
Semiconductor & Semiconductor Equipment – 4.8%
288,173	ARM Holdings PLC	4,198,266
329,700	Sumco Corp.	3,984,606
1,733,000	Taiwan Semiconductor Manufacturing Co., Ltd.	6,898,887

		15,081,759
Software – 0.9%
40,632	SAP SE	2,929,639

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

66 | SEPTEMBER 30, 2014

Schedule of Investments

As of September 30, 2014

Shares		Value

Specialty Retail – 1.0%
1,436,250	L’Occitane International SA	$3,293,264
Textiles, Apparel & Luxury Goods – 3.0%
55,364	Cie Financiere Richemont SA	4,537,902
1,536,700	Samsonite International SA	4,946,381

		9,484,283
Thrifts & Mortgage Finance – 0.5%
86,393	Housing Development Finance Corp.	1,473,307
Tobacco – 4.1%
788,222	ITC, Ltd.	4,726,504
244,800	Japan Tobacco, Inc.	7,969,386

		12,695,890
Trading Companies & Distributors – 1.5%
98,512	Brenntag AG	4,836,186
Wireless Telecommunication Services – 1.2%
1,122,790	Vodafone Group PLC	3,700,519

Total Common Stock (cost $272,677,109)		299,987,906

Preferred Stock – 2.0%
Automobiles – 2.0%
30,739	Volkswagen AG (cost $7,949,505)	6,380,816

Right – 0%
Commercial Banks – 0%
481,828	Banco Bilbao Vizcaya Argentaria SA* (cost $48,885)	48,072

Money Market – 1.5%
4,524,322	Janus Cash Liquidity Fund LLC, 0.0682%°°,£ (cost $4,524,322)	4,524,322

Total Investments (total cost $285,199,821) – 99.7%		310,941,116

Cash, Receivables and Other Assets, net of Liabilities – 0.3%		829,173

Net Assets – 100%		$311,770,289

Summary of Investments by Country – (Long Positions) (unaudited)

		% of Investment
Country	Value	Securities

Japan	$56,739,914	18.3%
United Kingdom	48,955,432	15.7
Germany	23,013,152	7.4
France	22,911,322	7.4
United States††	22,746,792	7.3
Hong Kong	20,119,340	6.5
Switzerland	16,292,977	5.2
Sweden	12,739,571	4.1
Netherlands	11,385,537	3.7
China	10,343,031	3.3
India	9,919,539	3.2
Spain	9,444,774	3.0
Canada	8,366,928	2.7
Denmark	7,970,697	2.6
Taiwan	6,898,887	2.2
Brazil	5,423,275	1.7
Italy	5,337,739	1.7
Thailand	3,701,328	1.2
Philippines	3,113,066	1.0
Greece	2,555,010	0.8
Turkey	1,488,304	0.5
Finland	1,474,501	0.5

Total	$310,941,116	100.0%

††	Includes Cash Equivalents of 1.5%.

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

Janus Global & International Funds | 67

Janus Overseas Fund (unaudited)

FUND SNAPSHOT I believe that company fundamentals drive share prices over the long-term. I use intensive, fundamental research to make high-conviction investments.	Brent Lynn portfolio manager

PERFORMANCE

During the 12-month period ending September 30, 2014, Janus Overseas Fund’s Class T Shares returned 2.98%. Its primary benchmark, the MSCI All-Country World ex-U.S Index returned 4.77%, and its secondary benchmark, the MSCI EAFE Index, returned 4.25%.

Despite the positive absolute return, I am disappointed with the Fund’s one-year performance and especially with the performance of the Fund over the past several years. In my 23 year career at Janus, I’ve learned that holding the course when your stocks are going against you is the hardest thing to do in this business. In a high-conviction portfolio that is very different than its index, where stock picking matters so much, it is especially difficult. But I’ve also learned that if we really have faith in our fundamental company analysis, holding the course is the key to generating strong long-term performance. I am extremely optimistic about the long-term prospects for my Fund for the simple and powerful reason that I believe my stocks have strong long-term prospects and compelling valuations.

MARKET ENVIRONMENT

I believe that the most important reason for the Fund’s underperformance during the past 12 months was that my opportunistic style of investment has been out of favor. During 2014, the market remained heavily momentum oriented. Companies with near-term visibility of earnings and cash flows, especially with near-term growth, performed extremely well, and in my opinion, rose to very high valuations.

Meanwhile, many stocks with a problematic or uncertain near term outlook dramatically underperformed, seemingly independent of extremely low valuations or longer-term growth prospects. Janus Overseas Fund is overwhelmingly invested in companies with attractive long-term growth potential. Many of these holdings, however, are also cyclical businesses that are sensitive to, or perceived to be sensitive to, a slow-growth global economic environment and heightened geopolitical risks.

I like situations where fear and short-term noise provide opportunities to own companies with great long-term prospects at compelling valuations. In the long-term, I believe my fundholders will benefit. For example, the Fund has large relative exposure to emerging markets, energy stocks and cyclical companies, all areas that today are out of favor. I don’t try to predict sentiment, however, I have held onto key positions as long as we continue to believe in long-term fundamentals of our companies, and I have bought more out of favor stocks where we believe that the company’s long-term prospects and stock price are extremely disconnected.

I believe that, relative to the rest of the market, the valuations of many of our holdings are as attractive, or even more attractive, than during the 2008-09 financial crisis. I also think they are poised to rebound. A modest easing of company specific or macro concerns can result in dramatic rebounds in stocks. For example, during the European sovereign debt crisis of recent years, our European bank rose sharply after the European central bank expressed a strong willingness to control the crisis. Similarly, our U.S. airlines sharply rerated as the companies demonstrated that they could deliver solid earnings and cash flows even in a slow-growth economic environment with high oil prices. And in India, which had been one of the world’s worst performing markets until the past year, soared in anticipation of a new leadership. Investors shifted their focus away from short-term concerns and looked at the longer-term growth potential and valuations of companies.

Even in periods of underperformance, I will remain committed to buying stocks which undervalue long-term opportunities because of misplaced shorter-term sentiment.

PERFORMANCE DISCUSSION

Relative to its primary benchmark, the MSCI All-Country World ex-U.S. Index, the Fund’s heavy investments in energy, information technology, and consumer discretionary significantly hurt performance during the

68 | SEPTEMBER 30, 2014

(unaudited)

12-month period. On a geographic basis, the Fund’s investments in Russia, Hong Kong, and Canada also negatively impacted performance.

Russian bank, Sberbank was the biggest detractor during the period. Despite solid earnings and business fundamentals, our Sberbank position was hit hard by macro fears over the Ukraine crisis and potential Western sanctions against Russia. Although I believed in Sberbank’s dominant franchise and attractive returns, innovative management team, and extremely low stock valuation, I sold the position. The position’s extreme sensitivity to unpredictable geopolitical events in Ukraine changed the investment thesis from one based on fundamentals to one based on tougher, political calculations.

Two oil exploration companies, U.S.-based Cobalt International Energy and Canada-based Africa Oil, were the second and third biggest detractors during the period. The sharp decline in oil prices played the more important role in the weak performance of these two stocks, but both companies experienced some modest exploration disappointments. A Cobalt well offshore Angola contained less oil than expected, and Africa Oil didn’t expand its Kenyan oil reserves as much as investors hoped. I believe that both stocks are trading at significant discounts to the values of their discovered resources, and both companies have exciting prospects to be drilled in the coming year.

China based internet video provider, Youku Tudou, was the fourth largest detractor during the period. The stock declined as higher external media content purchase costs and increased investment in internally produced content delayed the company’s transition to profitability. With 400 million mobile daily views and Alibaba’s recent purchase of a stake in the company, Youku has the potential to become a powerful online video and media company in China, in my view. I took advantage of stock weakness to add to our position during the period.

Currency detracted from the Fund’s absolute performance during the period primarily due to the fall in the European currencies, the Canadian dollar, Australian dollar, and Brazilian real. The Fund’s hedge against Japanese yen exposure had a positive impact on performance. For the past few years, I have hedged most of our yen exposure because I felt Japan’s high level of government debt would eventually lead to a weaker yen. Relative to the MSCI All-Country World ex-U.S. Index, currency had a significant positive impact as the Fund was underweight underperforming currencies in Europe, Japan, and Australia.

Relative to the MSCI All-Country World ex-U.S. Index, the Fund’s investments in the industrials sector, and geographically, in India, were significant positive contributors to performance.

India-based ports, power, and coal trading conglomerate, Adani Enterprises, was the largest positive contributor to performance during the period. Adani Enterprises showed continued strong growth in ports volumes. In addition, the company benefitted from moves by the Indian government to resolve coal availability and power pricing issues as well as from investor optimism about a new investment led growth cycle in India under the Modi administration. I continue to believe that Adani Enterprises has exciting growth potential in all of its core businesses, but I cut the position modestly based on valuation.

U.S.-based airline, United Continental, was the second largest positive contributor to performance during the period. Improving operations and merger synergies, as well as continued industry capacity discipline and consolidation allowed United to show improving margins and earnings. The company is also benefitting from the recent sharp decline in jet fuel prices. I believe that the company’s cash flow generation potential is not yet appreciated by the market, but I cut the position modestly based on valuation.

In aggregate, derivatives detracted from performance during the period. In addition to the currency hedge on the Japanese yen mentioned earlier, the Fund also selectively utilized swaps during the period. The positive impact of the yen hedge was more than offset by the negative impact of the Fund’s swaps. Reasons for using these instruments included hedging downside risks, achieving market access, and establishing positions more quickly.

Please see the Derivatives Instruments section in the “Notes to Financial Statements” for derivatives used by the Fund.

OUTLOOK

I too am a shareholder of Janus Overseas Fund, but more importantly, I am a steward of your money. I take my responsibility very seriously. I recognize that you have trusted me and Janus with your hard-earned savings.

One learns a lot in a 23-year career but the most important lesson is to believe in the process, even in tough times. After a tough stretch, I am tested but my conviction is not waning. My conviction in the portfolio comes from our team’s tremendous, in-depth fundamental research. Markets obsessed with near-term predictability over long-term opportunity will not last forever. We have tremendous opportunities to buy strong franchises on sale

Janus Global & International Funds | 69

Janus Overseas Fund (unaudited)

around the world. As markets once again take a longer- term view and focus more on valuation, and as our companies’ strong long-term growth prospects become more visible, I believe the Fund can once again perform to my expectations and to the expectations of my fundholders.

Thank you for your continued investment in Janus Overseas Fund.

70 | SEPTEMBER 30, 2014

(unaudited)

Janus Overseas Fund At A Glance

5 Top Performers – Holdings

Contribution

Adani Enterprises, Ltd.	3.15%
United Continental Holdings, Inc.	2.22%
Jazz Pharmaceuticals PLC	1.81%
Reliance Industries, Ltd.	1.20%
Axis Bank, Ltd.	1.10%

5 Bottom Performers – Holdings

Contribution

Sberbank of Russia Total Return Swaps	–1.29%
Cobalt International Energy, Inc.	–1.12%
Africa Oil Corp.	–1.03%
Youku Tudou, Inc. (ADR)	–0.94%
TCS Group Holding PLC (GDR)	–0.92%

5 Top Performers – Sectors*

		Fund Weighting	MSCI All Country World ex-U.S.
	Fund Contribution	(Average % of Equity)	IndexSM Weighting

Industrials	5.03%	15.37%	11.04%
Health Care	1.01%	5.79%	8.05%
Materials	0.60%	2.74%	8.58%
Consumer Staples	0.21%	2.50%	9.90%
Other**	0.03%	0.43%	0.00%

5 Bottom Performers – Sectors*

		Fund Weighting	MSCI All Country World ex-U.S.
	Fund Contribution	(Average % of Equity)	IndexSM Weighting

Energy	–3.96%	21.76%	9.24%
Information Technology	–2.64%	12.23%	6.75%
Consumer Discretionary	–2.18%	19.37%	10.71%
Financials	–1.26%	19.40%	26.79%
Telecommunication Services	–0.13%	0.00%	5.46%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.
*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

**	Not a GICS classified sector.

Janus Global & International Funds | 71

Janus Overseas Fund (unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of September 30, 2014

Reliance Industries, Ltd. Oil, Gas & Consumable Fuels	7.9%
United Continental Holdings, Inc. Airlines	6.1%
Li & Fung, Ltd. Textiles, Apparel & Luxury Goods	5.0%
Petroleo Brasileiro SA (ADR) Oil, Gas & Consumable Fuels	3.6%
Jazz Pharmaceuticals PLC Pharmaceuticals	3.5%

26.1%

Asset Allocation – (% of Net Assets)
As of September 30, 2014

Emerging markets comprised 41.9% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)
As of September 30, 2014

As of September 30, 2013

72 | SEPTEMBER 30, 2014

(unaudited)

Performance

					Expense Ratios –
Average Annual Total Return – for the periods ended September 30, 2014					per the January 28, 2014 prospectuses
	One	Five	Ten	Since	Total Annual Fund
	Year	Year	Year	Inception*	Operating Expenses

Janus Overseas Fund – Class A Shares
NAV	2.80%	–0.09%	8.84%	9.32%	0.94%
MOP	–3.10%	–1.26%	8.19%	9.01%

Janus Overseas Fund – Class C Shares
NAV	2.00%	–0.86%	8.00%	8.59%	1.75%
CDSC	1.01%	–0.86%	8.00%	8.59%

Janus Overseas Fund – Class D Shares(1)	3.07%	0.17%	9.04%	9.47%	0.60%

Janus Overseas Fund – Class I Shares	3.14%	0.24%	8.99%	9.44%	0.54%

Janus Overseas Fund – Class N Shares	3.24%	0.08%	8.99%	9.44%	0.43%

Janus Overseas Fund – Class R Shares	2.48%	–0.42%	8.41%	8.93%	1.18%

Janus Overseas Fund – Class S Shares	2.71%	–0.17%	8.69%	9.17%	0.93%

Janus Overseas Fund – Class T Shares	2.98%	0.08%	8.99%	9.44%	0.68%

MSCI All Country World ex-U.S. IndexSM	4.77%	6.03%	7.06%	N/A**

MSCI EAFE® Index	4.25%	6.56%	6.32%	5.10%

Morningstar Quartile – Class T Shares	3rd	4th	1st	1st

Morningstar Ranking – based on total return for Foreign Large Blend Funds	522/805	691/699	40/502	11/185

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

See important disclosures on the next page.

Janus Global & International Funds | 73

Janus Overseas Fund (unaudited)

This Fund has a performance-based management fee that may adjust up or down based on the Fund’s performance.

A Fund’s performance may be affected by risks that include those associated with nondiversification, non-investment grade debt securities, high-yield/high-risk securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest. Additional risks to a Fund may also include, but are not limited to, those associated with investing in foreign securities, emerging markets, initial public offerings, real estate investment trusts (REITs), derivatives, short sales, commodity-linked investments and companies with relatively small market capitalizations. Each Fund has different risks. Please see a Janus prospectus for more information about risks, Fund holdings and other details.

Foreign securities are subject to additional risks including currency fluctuations, political and economic uncertainty, increased volatility and differing financial and information reporting standards, all of which are magnified in emerging markets.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, Class R Shares, and Class S Shares commenced operations on July 6, 2009. Performance shown for each class for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class, calculated using the fees and expenses of each respective class, without the effect of any fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010. Performance shown for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Class I Shares commenced operations on July 6, 2009. Performance shown for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers.

Class N Shares commenced operations on May 31, 2012. Performance shown for periods prior to May 31, 2012, reflects the performance of the Fund’s Class T Shares, calculated using the fees and expenses of Class T Shares, net of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2014 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments and Other Information for index definitions.

A Fund’s portfolio may differ significantly from the securities held in an index. An index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Fund Report.”

*	The Fund’s inception date – May 2, 1994
**	Since inception index return is not available for indices created subsequent to fund inception.
(1)	Closed to new investors.

74 | SEPTEMBER 30, 2014

(unaudited)

Expense Examples
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees; administrative services fees payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses
The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				Hypothetical
	Actual			(5% return before expenses)
	Beginning	Ending	Expenses	Beginning	Ending	Expenses
	Account	Account	Paid During	Account	Account	Paid During	Net Annualized
	Value	Value	Period	Value	Value	Period	Expense Ratio
	(4/1/14)	(9/30/14)	(4/1/14 - 9/30/14)†	(4/1/14)	(9/30/14)	(4/1/14 - 9/30/14)†	(4/1/14 - 9/30/14)

Class A Shares	$1,000.00	$965.50	$4.34	$1,000.00	$1,020.66	$4.46	0.88%

Class C Shares	$1,000.00	$961.80	$8.02	$1,000.00	$1,016.90	$8.24	1.63%

Class D Shares	$1,000.00	$966.80	$2.76	$1,000.00	$1,022.26	$2.84	0.56%

Class I Shares	$1,000.00	$967.20	$2.47	$1,000.00	$1,022.56	$2.54	0.50%

Class N Shares	$1,000.00	$967.40	$2.12	$1,000.00	$1,022.91	$2.18	0.43%

Class R Shares	$1,000.00	$963.90	$5.81	$1,000.00	$1,019.15	$5.97	1.18%

Class S Shares	$1,000.00	$965.00	$4.58	$1,000.00	$1,020.41	$4.71	0.93%

Class T Shares	$1,000.00	$966.20	$3.35	$1,000.00	$1,021.66	$3.45	0.68%

†	Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Global & International Funds | 75

Janus Overseas Fund

Schedule of Investments

As of September 30, 2014

Shares		Value

Common Stock – 95.7%
Air Freight & Logistics – 1.7%
503,157	Panalpina Welttransport Holding AG	$63,277,525
Airlines – 6.1%
4,738,756	United Continental Holdings, Inc.*,†	221,726,393
Automobiles – 0.4%
4,498,500	SAIC Motor Corp., Ltd. – Class Aß	13,228,519
Beverages – 1.1%
534,669	Remy Cointreau SA#	38,484,417
Capital Markets – 0.8%
2,857,769	Atlas Mara Co-Nvest, Ltd.	28,006,136
Commercial Banks – 3.0%
5,794,647	Axis Bank, Ltd.	35,323,780
915,691	State Bank of India	36,145,738
3,337,801	TCS Group Holding PLC (GDR)	15,537,349
4,016,133	Turkiye Halk Bankasi A/S	24,137,059

		111,143,926
Construction & Engineering – 0.5%
34,453,800	Louis XIII Holdings, Ltd.*,#,£	17,362,253
Food & Staples Retailing – 1.4%
2,843,703	X5 Retail Group NV (GDR)	52,393,235
Food Products – 0.1%
184,405,502	Chaoda Modern Agriculture Holdings, Ltd.*,ß,#,£	3,562,428
Hotels, Restaurants & Leisure – 6.3%
46,209,074	Bwin.Party Digital Entertainment PLC£	67,994,768
21,009,600	Melco Crown Philippines Resorts Corp.*	6,173,617
15,581,535	Melco International Development, Ltd.#	36,069,851
1,219,723	Orascom Development Holding AG*	23,576,178
64,549,165	Shangri-La Asia, Ltd.	95,550,346

		229,364,760
Household Durables – 2.2%
440,856	Iida Group Holdings Co., Ltd.	5,398,809
19,808,900	MRV Engenharia e Participacoes SA	66,447,832
21,496,560	PDG Realty SA Empreendimentos e Participacoes	9,661,376

		81,508,017
Independent Power and Renewable Electricity Producers – 0.4%
19,386,826	Adani Power, Ltd.*	13,581,945
Industrial Conglomerates – 0.8%
57,723,112	Shun Tak Holdings, Ltd.	28,331,545
Information Technology Services – 1.2%
1,372,747	QIWI PLC (ADR)#,£	43,365,078
Internet & Catalog Retail – 4.6%
351,164	Alibaba Group Holding, Ltd. (ADR)*	31,200,921
1,830,685	Ctrip.com International, Ltd. (ADR)*	103,909,681
1,203,984	MakeMyTrip, Ltd.*	33,506,875

		168,617,477
Internet Software & Services – 2.5%
5,031,225	Youku Tudou, Inc. (ADR)*,#	90,159,552
Metals & Mining – 2.9%
10,144,264	Hindustan Zinc, Ltd.	26,366,295
4,704,061	Outokumpu Oyj*,#	32,644,366
12,218,138	Turquoise Hill Resources, Ltd.*,#	45,935,311

		104,945,972
Oil, Gas & Consumable Fuels – 25.1%
14,362,584	Africa Oil Corp.*,#	63,104,048
2,921,946	Africa Oil Corp. – Private Placement*,§	12,858,322
9,163,356	Athabasca Oil Corp.*,#	46,888,757
9,231,635	Cairn Energy PLC	26,251,236
4,847,183	Cobalt International Energy, Inc.*,†	65,921,689
2,493,733	Euronav NV*,#	28,096,234
9,237,023	Karoon Gas Australia, Ltd.*,#	28,031,103
20,455,298	Ophir Energy PLC*	75,662,975
6,395,288	Pacific Rubiales Energy Corp.#	107,254,428
9,137,752	Petroleo Brasileiro SA (ADR)†,#	129,664,701
18,769,662	Reliance Industries, Ltd.	286,560,496
1,868,519	Trilogy Energy Corp.#	42,316,165

		912,610,154
Pharmaceuticals – 6.5%
562,160	Endo International PLC*	38,418,014
21,025,416	Genomma Lab Internacional SAB de CV – Class B*	50,523,499
788,727	Jazz Pharmaceuticals PLC*,†	126,638,007
250,770	Mallinckrodt PLC*	22,606,916

		238,186,436
Real Estate Investment Trusts (REITs) – 2.0%
17,025,400	Concentradora Fibra Hotelera Mexicana SA de CV	29,831,089
27,967,785	Emlak Konut Gayrimenkul Yatirim Ortakligi A/S	29,171,427
6,935,800	Prologis Property Mexico SA de CV	14,585,157

		73,587,673
Real Estate Management & Development – 7.5%
2,848,581	Countrywide PLC	20,750,668
37,849,967	DLF, Ltd.	91,913,674
305,287,268	Evergrande Real Estate Group, Ltd.#	114,523,357
2,564,266	Kennedy Wilson Europe Real Estate PLC	45,363,218

		272,550,917
Road & Rail – 0.9%
3,819,769	Globaltrans Investment PLC (GDR)	32,078,519
Semiconductor & Semiconductor Equipment – 4.0%
7,711,514	ARM Holdings PLC	112,345,658
2,814,700	Sumco Corp.#	34,017,200

		146,362,858
Software – 3.8%
7,169,700	Nexon Co., Ltd.	59,201,918
725,100	Nintendo Co., Ltd.	78,930,362

		138,132,280
Textiles, Apparel & Luxury Goods – 6.8%
302,222,180	Global Brands Group Holding, Ltd.*	66,439,734
158,678,429	Li & Fung, Ltd.	179,977,619

		246,417,353
Trading Companies & Distributors – 3.1%
14,687,355	Adani Enterprises, Ltd.	111,453,688

Total Common Stock (cost $3,726,902,432)		3,480,439,056

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

76 | SEPTEMBER 30, 2014

Schedule of Investments

As of September 30, 2014

Shares		Value

Money Market – 1.9%
67,472,000	Janus Cash Liquidity Fund LLC, 0.0682%°°,£ (cost $67,472,000)	$67,472,000

Investment Purchased with Cash Collateral From Securities Lending – 8.4%
306,383,352	Janus Cash Collateral Fund LLC, 0.0650%°°,£ (cost $306,383,352)	306,383,352

Total Investments (total cost $4,100,757,784) – 106.0%		3,854,294,408

Liabilities, net of Cash, Receivables and Other Assets – (6.0)%		(219,718,217)

Net Assets – 100%		$3,634,576,191

Summary of Investments by Country – (Long Positions) (unaudited)

		% of Investment
Country	Value	Securities

United States††	$894,529,589	23.2%
India	634,852,491	16.5
Hong Kong	423,731,348	11.0
China	356,584,458	9.2
Canada	318,357,031	8.3
United Kingdom	303,005,305	7.9
Brazil	205,773,909	5.3
Japan	177,548,289	4.6
Russia	143,374,181	3.7
Mexico	94,939,745	2.5
Switzerland	86,853,703	2.3
Turkey	53,308,486	1.4
France	38,484,417	1.0
Finland	32,644,366	0.8
Belgium	28,096,234	0.7
Australia	28,031,103	0.7
Virgin Islands (British)	28,006,136	0.7
Philippines	6,173,617	0.2

Total	$3,854,294,408	100.0%

††	Includes Cash Equivalents of 9.7%.

Schedule of Forward Currency Contracts, Open

			Unrealized
	Currency	Currency	Appreciation/
Counterparty/Currency and Settlement Date	Units Sold	Value	(Depreciation)

Credit Suisse International: Japanese Yen 10/23/14	4,950,000,000	$45,147,335	$414,317

HSBC Securities (USA), Inc.: Japanese Yen 10/9/14	5,400,000,000	49,245,956	2,786,690

JPMorgan Chase & Co.: Japanese Yen 10/16/14	2,070,000,000	18,878,705	435,068

RBC Capital Markets Corp.: Japanese Yen 10/16/14	5,100,000,000	46,512,753	2,104,978

Total		$159,784,749	$5,741,053

Total Return Swap outstanding at September 30, 2014

					Unrealized
	Notional	Return Paid	Return Received		Appreciation/
Counterparty	Amount	by the Fund	by the Fund	Termination Date	(Depreciation)

Credit Suisse International	$36,678,204	1 month USD LIBOR plus 75 basis points	Moscow Exchange	12/15/15	$(2,594,844)

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

Janus Global & International Funds | 77

Notes to Schedules of Investments and Other Information

MSCI All Country Asia ex-Japan Index	A free float-adjusted, market capitalization weighted index that is designed to measure the equity market performance of Asia, excluding Japan.

MSCI All Country World ex-U.S. IndexSM	An unmanaged, free float-adjusted market capitalization weighted index composed of stocks of companies located in countries throughout the world, excluding the United States. It is designed to measure equity market performance in global developed and emerging markets outside the United States. The index includes reinvestment of dividends, net of foreign withholding taxes.

MSCI All Country World IndexSM	An unmanaged, free float-adjusted market capitalization weighted index composed of stocks of companies located in countries throughout the world. It is designed to measure equity market performance in global developed and emerging markets. The index includes reinvestment of dividends, net of foreign withholding taxes.

MSCI EAFE® Index	A free float-adjusted market capitalization weighted index designed to measure developed market equity performance. The MSCI EAFE® Index is composed of companies representative of the market structure of developed market countries. The index includes reinvestment of dividends, net of foreign withholding taxes.

MSCI Emerging Markets IndexSM	A free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets.

MSCI World Health Care Index	A capitalization weighted index that monitors the performance of health care stocks from developed market countries in North America, Europe, and the Asia/Pacific Region. The index includes reinvestment of dividends, net of foreign withholding taxes.

MSCI World IndexSM	A free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed market countries in North America, Europe, and the Asia/Pacific Region. The index includes reinvestment of dividends, net of foreign withholding taxes.

MSCI World Information Technology Index	A capitalization weighted index that monitors the performance of information technology stocks from developed market countries in North America, Europe, and the Asia/Pacific Region. The index includes reinvestment of dividends, net of foreign withholding taxes.

S&P 500® Index	A commonly recognized, market-capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

ADR	American Depositary Receipt

GDR	Global Depositary Receipt

LP	Limited Partnership

LIBOR	London Interbank Offered Rate

LLC	Limited Liability Company

NVDR	Non-Voting Depositary Receipt

PCL	Public Company Limited

PJSC	Private Joint Stock Company

PLC	Public Limited Company

U.S. Shares	Securities of foreign companies trading on an American stock exchange.

144A	Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the year ended September 30, 2014 is indicated in the table below:

		Value as a %
Fund	Value	of Net Assets

Janus Emerging Markets Fund	$27,518	0.1%

*	Non-income producing security.

78 | SEPTEMBER 30, 2014

†	A portion of this security has been segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates, the value of which, as of September 30, 2014, is noted below.

Fund	Aggregate Value

Janus Emerging Markets Fund	$170,280
Janus Global Life Sciences Fund	37,257,500
Janus Global Technology Fund	19,476,418
Janus Overseas Fund	414,289,250

ß	Security is illiquid.

°°	Rate shown is the 7-day yield as of September 30, 2014.

#	Loaned security; a portion of the security is on loan at September 30, 2014.

§	Schedule of Restricted and Illiquid Securities (as of September 30, 2014)

	Acquisition	Acquisition		Value as a
	Date	Cost	Value	% of Net Assets

Janus Global Life Sciences Fund
Diplomat Pharmacy, Inc. – Private Placement	3/31/14	$9,987,448	$9,987,448	0.4%
Fibrogen, Inc. – Private Placement	12/28/04 – 11/8/05	5,786,786	5,990,277	0.2
Juno Therapeutics, Inc. – Private Placement	8/1/14	4,999,998	4,999,998	0.2
Pronai Therapeutics, Inc. – Private Placement	4/17/14	3,999,999	3,999,999	0.2

Total		$24,774,231	$24,977,722	1.0%

Janus Global Technology Fund
Apptio, Inc. – Private Placement	5/2/13	$4,287,668	$4,287,668	0.4%
Okta, Inc. – Private Placement	5/23/14	4,387,063	4,387,063	0.4

Total		$8,674,731	$8,674,731	0.8%

Janus Overseas Fund
Africa Oil Corp. – Private Placement	10/17/13	$23,586,134	$12,858,322	0.4%

The Funds have registration rights for certain restricted securities held as of September 30, 2014. The issuer incurs all registration costs.

£	The Funds may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. Based on the Fund’s relative ownership, the following securities were considered affiliated companies for all or some portion of the year ended September 30, 2014. Unless otherwise indicated, all information in the table is for the year ended September 30, 2014.

	Share			Share
	Balance			Balance	Realized	Dividend	Value
	at 9/30/13	Purchases	Sales	at 9/30/14	Gain/(Loss)	Income	at 9/30/14

Janus Asia Equity Fund
Janus Cash Collateral Fund LLC	–	1,064,375	(833,550)	230,825	$–	$3,211(1)	$230,825
Janus Cash Liquidity Fund LLC	246,000	16,453,247	(16,212,153)	487,094	–	313	487,094

Total					$–	$3,524	$717,919

Janus Emerging Markets Fund
Janus Cash Collateral Fund LLC	–	5,774,210	(5,143,810)	630,400	$–	$6,584(1)	$630,400
Janus Cash Liquidity Fund LLC	265,066	18,194,452	(16,521,259)	1,938,259	–	514	1,938,259

Total					$–	$7,098	$2,568,659

Janus Global & International Funds | 79

Notes to Schedules of Investments and Other Information (continued)

	Share			Share
	Balance			Balance	Realized	Dividend	Value
	at 9/30/13	Purchases	Sales	at 9/30/14	Gain/(Loss)	Income	at 9/30/14

Janus Global Life Sciences Fund
Janus Cash Collateral Fund LLC	–	751,617,668	(596,628,002)	154,989,666	$–	$580,600(1)	$154,989,666
Janus Cash Liquidity Fund LLC	59,727,573	759,599,212	(741,147,000)	78,179,785	–	32,425	78,179,785
Lipocine, Inc.(2)	755,969	12,957	(482,275)	286,651	683,253	–	N/A
OvaScience, Inc.	908,774	342,258	(11,735)	1,239,297	(13,341)	–	20,572,330

Total					$669,912	$613,025	$253,741,781

Janus Global Research Fund
Janus Cash Liquidity Fund LLC	21,439,471	444,094,063	(455,244,534)	10,289,000	$–	$8,249	$10,289,000

Janus Global Select Fund
Janus Cash Liquidity Fund LLC	2,020,000	319,913,830	(315,673,830)	6,260,000	$–	$2,812	$6,260,000

Janus Global Technology Fund
Janus Cash Collateral Fund LLC	–	226,366,991	(168,495,402)	57,871,589	$–	$498,503(1)	$57,871,589
Janus Cash Liquidity Fund LLC	51,814,872	213,451,107	(233,504,229)	31,761,750	–	15,687	31,761,750

Total					$–	$514,190	$89,633,339

Janus International Equity Fund
Janus Cash Liquidity Fund LLC	–	129,354,424	(124,830,102)	4,524,322	$–	$4,004	$4,524,322

Janus Overseas Fund
Bwin.Party Digital Entertainment PLC	–	46,259,805	(50,731)	46,209,074	$(7,002)	$1,834,569	$67,994,768
Chaoda Modern Agriculture Holdings, Ltd.	184,405,502	–	–	184,405,502	–	–	3,562,428
Janus Cash Collateral Fund LLC	–	982,333,675	(675,950,323)	306,383,352	–	4,142,449(1)	306,383,352
Janus Cash Liquidity Fund LLC	5,128,000	872,467,901	(810,123,901)	67,472,000	–	9,544	67,472,000
John Keells Holdings PLC	74,878,133	4,263,403	(79,141,536)	–	56,451,613	1,540,265	–
John Keells Holdings PLC Warrant expires 11/12/15	–	1,421,182	(1,421,182)	–	466,709	–	–
John Keells Holdings PLC Warrant expires 11/11/16	–	1,421,182	(1,421,182)	–	533,754	–	–
Louis XIII Holdings, Ltd.	34,683,800	–	(230,000)	34,453,800	(1,927)	–	17,362,253
QIWI PLC (ADR)(2)	966,190	831,173	(424,616)	1,372,747	6,795,663	1,815,095	N/A

Total					$64,238,810	$9,341,922	$462,774,801

(1)	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.
(2)	Company was no longer an affiliate as of September 30, 2014.

80 | SEPTEMBER 30, 2014

The following is a summary of the inputs that were used to value the Funds’ investments in securities and other financial instruments as of September 30, 2014. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of September 30, 2014)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs	Unobservable Inputs

Janus Asia Equity Fund
Assets
Investments in Securities:
Common Stock
Airlines	$–	$101,333	$–
Auto Components	–	208,866	–
Automobiles	–	987,637	–
Beverages	–	76,587	–
Capital Markets	–	250,816	–
Chemicals	–	170,254	–
Commercial Banks	–	2,118,933	–
Construction & Engineering	–	206,258	–
Construction Materials	–	51,011	–
Diversified Telecommunication Services	–	153,483	–
Electric Utilities	–	62,591	–
Electrical Equipment	–	69,719	–
Electronic Equipment, Instruments & Components	–	799,530	–
Food Products	–	400,591	–
Health Care Providers & Services	–	63,402	–
Hotels, Restaurants & Leisure	–	236,578	–
Independent Power and Renewable Electricity Producers	–	178,231	–
Industrial Conglomerates	–	324,941	–
Information Technology Services	–	93,573	–
Insurance	–	734,153	–
Internet & Catalog Retail	67,793	–	–
Internet Software & Services	139,937	217,344	–
Machinery	–	102,573	–
Marine	–	173,814	–
Metals & Mining	–	440,929	–
Multiline Retail	–	249,294	–
Oil, Gas & Consumable Fuels	–	791,996	–
Pharmaceuticals	–	85,502	–
Real Estate Investment Trusts (REITs)	–	91,054	–
Real Estate Management & Development	98,823	773,102	–
Road & Rail	–	373,131	–
Semiconductor & Semiconductor Equipment	142,780	1,533,564	–
Software	85,336	274,182	–
Specialty Retail	–	699,747	–
Textiles, Apparel & Luxury Goods	–	203,752	–
Thrifts & Mortgage Finance	–	124,354	–
Tobacco	–	101,039	–

Preferred Stock	–	142,796	–

Warrant	1,672	–	–

Money Market	–	487,094	–

Investment Purchased with Cash Collateral From Securities Lending	–	230,825	–

Total Assets	$536,341	$14,384,579	$–

Janus Global & International Funds | 81

Notes to Schedules of Investments and Other Information (continued)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs	Unobservable Inputs

Janus Emerging Markets Fund
Assets
Investments in Securities:
Common Stock
Airlines	$–	$169,790	$–
Auto Components	–	363,383	–
Automobiles	–	1,822,144	–
Beverages	192,407	501,483	–
Capital Markets	735,891	481,210	–
Commercial Banks	1,981,942	2,950,262	–
Construction & Engineering	–	360,107	–
Construction Materials	–	128,396	–
Electric Utilities	–	167,777	–
Electrical Equipment	–	210,555	–
Electronic Equipment, Instruments & Components	–	1,501,301	–
Food & Staples Retailing	67,621	630,407	–
Food Products	–	763,876	–
Health Care Providers & Services	–	171,937	–
Hotels, Restaurants & Leisure	–	828,013	–
Independent Power and Renewable Electricity Producers	–	172,830	–
Industrial Conglomerates	–	150,190	–
Information Technology Services	277,487	187,145	–
Insurance	163,138	735,752	–
Internet Software & Services	135,923	315,595	–
Machinery	–	199,926	–
Marine	–	145,628	–
Media	–	154,104	–
Metals & Mining	302,376	478,915	–
Multiline Retail	77,004	246,104	–
Oil, Gas & Consumable Fuels	517,181	1,300,308	–
Pharmaceuticals	–	177,366	–
Real Estate Investment Trusts (REITs)	700,815	235,578	–
Real Estate Management & Development	708,654	882,776	–
Road & Rail	–	1,017,657	–
Semiconductor & Semiconductor Equipment	1,746,614	1,719,751	–
Software	422,243	558,148	–
Specialty Retail	302,195	1,469,201	–
Textiles, Apparel & Luxury Goods	–	1,216,331	–
Thrifts & Mortgage Finance	–	256,588	–
Tobacco	–	163,072	–
All Other	1,102,334	–	–

Corporate Bond	–	24,656	–

Preferred Stock	–	489,623	–

Warrant	27,518	–	–

Money Market	–	1,938,259	–

Investment Purchased with Cash Collateral From Securities Lending	–	630,400	–

Total Investments in Securities	$9,461,343	$25,916,544	$–

Other Financial Instruments(a):
Forward Currency Contracts	$–	$6,832	$–
Outstanding Swap Contracts at Value	–	14,737	–

Total Assets	$9,461,343	$25,938,113	$–

Liabilities
Other Financial Instruments(a):
Outstanding Swap Contracts at Value	$–	$14,842	$–

82 | SEPTEMBER 30, 2014

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs	Unobservable Inputs

Janus Global Life Sciences Fund
Assets
Investments in Securities:
Common Stock
Biotechnology	$763,698,838	$33,898,878	8,999,997
Food & Staples Retailing	–	–	9,987,448
Food Products	12,960,256	12,646,296	–
Health Care Providers & Services	368,470,983	16,266,319	–
Household Products	–	17,003,189	–
Life Sciences Tools & Services	35,440,751	16,791,335	–
Pharmaceuticals	721,606,430	180,954,958	5,990,277
All Other	300,020,438	–	–

Money Market	–	78,179,785	–

Investment Purchased with Cash Collateral From Securities Lending	–	154,989,666	–

Total Investments in Securities	$2,202,197,696	$510,730,426	$24,977,722

Other Financial Instruments(a):
Forward Currency Contracts	$–	$1,699,690	$–

Total Assets	$2,202,197,696	$512,430,116	$24,977,722

Liabilities
Other Financial Instruments(a):
Forward Currency Contracts	$–	$30,572	$–

Janus Global Research Fund
Assets
Investments in Securities:
Common Stock
Air Freight & Logistics	$–	$16,837,133	$–
Auto Components	–	37,723,004	–
Automobiles	–	13,357,060	–
Beverages	32,568,747	37,268,959	–
Biotechnology	121,078,090	15,783,062	–
Capital Markets	48,381,172	45,743,707	–
Chemicals	51,543,062	16,492,550	–
Commercial Banks	63,263,199	114,922,752	–
Communications Equipment	22,290,846	21,006,375	–
Electronic Equipment, Instruments & Components	13,838,977	36,982,450	–
Energy Equipment & Services	27,673,981	9,276,916	–
Food Products	12,978,003	26,365,131	–
Hotels, Restaurants & Leisure	13,372,946	5,815,703	–
Household Durables	–	6,754,618	–
Insurance	27,321,040	84,473,890	–
Metals & Mining	–	15,467,744	–
Oil, Gas & Consumable Fuels	250,680,300	44,489,305	–
Pharmaceuticals	75,717,622	38,931,942	–
Real Estate Management & Development	40,097,903	13,248,463	–
Semiconductor & Semiconductor Equipment	17,561,331	51,255,807	–
Software	43,216,915	14,114,005	–
Specialty Retail	62,837,137	8,202,855	–
Textiles, Apparel & Luxury Goods	17,380,174	29,505,522	–
Tobacco	–	48,228,632	–
Trading Companies & Distributors	21,274,834	35,963,344	–
Wireless Telecommunication Services	14,818,798	20,181,271	–
All Other	807,837,121	–	–

Preferred Stock	–	22,435,296	–

Money Market	–	10,289,000	–

Total Assets	$1,785,732,198	$841,116,496	$–

Janus Global & International Funds | 83

Notes to Schedules of Investments and Other Information (continued)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs	Unobservable Inputs

Janus Global Select Fund
Assets
Investments in Securities:
Common Stock
Auto Components	$–	$22,870,290	$–
Automobiles	–	42,250,407	–
Beverages	–	44,331,472	–
Commercial Banks	125,034,766	113,684,199	–
Communications Equipment	–	67,039,132	–
Hotels, Restaurants & Leisure	–	37,488,717	–
Insurance	26,006,583	95,422,084	–
Leisure Products	–	9,642,327	–
Metals & Mining	–	27,012,031	–
Oil, Gas & Consumable Fuels	124,037,499	36,235,834	–
Pharmaceuticals	154,322,077	33,130,733	–
Real Estate Management & Development	–	20,079,971	–
Semiconductor & Semiconductor Equipment	81,307,348	45,860,592	–
Software	–	20,987,138	–
Specialty Retail	21,028,019	26,929,667	–
Textiles, Apparel & Luxury Goods	–	57,046,549	–
Tobacco	–	34,429,831	–
Wireless Telecommunication Services	35,563,740	32,021,824	–
All Other	873,176,851	–	–

Preferred Stock	–	17,137,635	–

Money Market	–	6,260,000	–

Total Assets	$1,440,476,883	$789,860,433	$–

Janus Global Technology Fund
Assets
Investments in Securities:
Common Stock
Household Durables	$–	$6,495,102	$–
Internet Software & Services	173,715,774	8,995,953	4,387,063
Semiconductor & Semiconductor Equipment	48,498,312	76,488,603	–
Software	204,120,990	9,284,925	4,287,668
All Other	496,431,578	–	–

Money Market	–	31,761,750	–

Investment Purchased with Cash Collateral From Securities Lending	–	57,871,589	–

Total Investments in Securities	$922,766,654	$190,897,922	$8,674,731

Other Financial Instruments(a):
Forward Currency Contracts	$–	$349,792	$–

Total Assets	$922,766,654	$191,247,714	$8,674,731

Liabilities
Investments in Securities Sold Short:
Common Stock
Household Durables	$–	$1,739,178	$–
All Other	3,389,195	–	–

Total Liabilities	$3,389,195	$1,739,178	$–

84 | SEPTEMBER 30, 2014

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs	Unobservable Inputs

Janus International Equity Fund
Assets
Investments in Securities:
Common Stock
Air Freight & Logistics	$–	$9,732,173	$–
Auto Components	–	8,757,705	–
Beverages	3,097,244	8,935,959	–
Biotechnology	–	2,449,501	–
Capital Markets	–	4,244,209	–
Chemicals	6,854,599	9,853,869	–
Commercial Banks	–	43,730,022	–
Commercial Services & Supplies	–	4,008,301	–
Communications Equipment	–	7,041,045	–
Electronic Equipment, Instruments & Components	–	9,209,726	–
Food Products	–	3,278,576	–
Health Care Equipment & Supplies	–	5,695,874	–
Hotels, Restaurants & Leisure	–	5,974,783	–
Household Durables	–	722,366	–
Household Products	–	5,940,134	–
Industrial Conglomerates	–	2,377,649	–
Information Technology Services	–	2,406,959	–
Insurance	2,326,031	15,666,950	–
Internet Software & Services	–	3,080,031	–
Leisure Products	–	4,314,647	–
Marine	–	3,196,832	–
Metals & Mining	–	14,487,200	–
Oil, Gas & Consumable Fuels	3,155,271	10,916,796	–
Pharmaceuticals	–	10,975,838	–
Real Estate Investment Trusts (REITs)	–	1,438,801	–
Real Estate Management & Development	–	14,075,774	–
Semiconductor & Semiconductor Equipment	–	15,081,759	–
Software	–	2,929,639	–
Specialty Retail	–	3,293,264	–
Textiles, Apparel & Luxury Goods	–	9,484,283	–
Thrifts & Mortgage Finance	–	1,473,307	–
Tobacco	–	12,695,890	–
Trading Companies & Distributors	–	4,836,186	–
Wireless Telecommunication Services	–	3,700,519	–
All Other	18,548,194	–	–

Preferred Stock	–	6,380,816	–

Right	48,072	–	–

Money Market	–	4,524,322	–

Total Assets	$34,029,411	$276,911,705	$–

Janus Global & International Funds | 85

Notes to Schedules of Investments and Other Information (continued)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs	Unobservable Inputs

Janus Overseas Fund
Assets
Investments in Securities:
Common Stock
Air Freight & Logistics	$–	$63,277,525	$–
Automobiles	–	13,228,519	–
Beverages	–	38,484,417	–
Commercial Banks	–	111,143,926	–
Construction & Engineering	–	17,362,253	–
Food & Staples Retailing	–	52,393,235	–
Food Products	–	–	3,562,428
Hotels, Restaurants & Leisure	–	229,364,760	–
Household Durables	76,109,208	5,398,809	–
Independent Power and Renewable Electricity Producers	–	13,581,945	–
Industrial Conglomerates	–	28,331,545	–
Metals & Mining	45,935,311	59,010,661	–
Oil, Gas & Consumable Fuels	455,149,788	457,460,366	–
Real Estate Investment Trusts (REITs)	44,416,246	29,171,427	–
Real Estate Management & Development	–	272,550,917	–
Road & Rail	–	32,078,519	–
Semiconductor & Semiconductor Equipment	–	146,362,858	–
Software	–	138,132,280	–
Textiles, Apparel & Luxury Goods	–	246,417,353	–
Trading Companies & Distributors	–	111,453,688	–
All Other	790,061,072	–	–

Money Market	–	67,472,000	–

Investment Purchased with Cash Collateral From Securities Lending	–	306,383,352	–

Total Investments in Securities	$1,411,671,625	$2,439,060,355	$3,562,428

Other Financial Instruments(a):
Forward Currency Contracts	$–	$5,741,053	$–

Total Assets	$1,411,671,625	$2,444,801,408	$3,562,428

Liabilities
Other Financial Instruments(a):
Outstanding Swap Contracts at Value	$–	$2,594,844	$–

(a)	Other financial instruments include futures, forward currency, written options, and swap contracts. Forward currency contracts and swap contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract’s value from trade date. Futures are reported at their variation margin at measurement date, which represents the amount due to/from each Fund at that date. Options are reported at their market value at measurement date.

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Janus Global & International Funds | 87

Statements of Assets and Liabilities

								Janus
		Janus Emerging	Janus Global	Janus Global	Janus Global	Janus Global	Janus International	Overseas
As of September 30, 2014	Janus Asia Equity Fund	Markets Fund	Life Sciences Fund	Research Fund	Select Fund	Technology Fund	Equity Fund	Fund

Assets:
Investments at cost	$14,568,714	$36,029,745	$2,057,731,699	$2,210,997,131	$1,851,642,803	$903,072,501	$285,199,821	$4,100,757,784
Unaffiliated investments at value(1)	$14,203,001	$32,809,228	$2,484,164,063	$2,616,559,694	$2,224,077,316	$1,032,705,968	$306,416,794	$3,391,519,607
Affiliated investments at value(1)	717,919	2,568,659	253,741,781	10,289,000	6,260,000	89,633,339	4,524,322	462,774,801
Repurchase agreements at value	–	–	–	–	–	–	–	–
Cash	–	–	–	–	65,794	728	–	–
Cash denominated in foreign currency(2)	7,335	10,233	–	–	–	–	84	6,089,649
Restricted cash (Note 1)	66,797	562,018	–	–	1,023,753	–	–	59,309,451
Deposits with broker for short sales	–	–	–	–	–	5,025,344	–	–
Forward currency contracts	–	6,832	1,699,690	–	–	349,792	–	5,741,053
Closed foreign currency contracts	–	370	390,026	–	–	72,425	–	860,188
Outstanding swap contracts at value	–	14,737	–	–	–	–	–	–
Non-interested Trustees’ deferred compensation	326	717	54,152	54,662	46,144	21,799	6,451	75,337
Receivables:
Investments sold	1,173,228	–	51,531,043	18,298,467	18,991,175	14,878,576	133,708	38,717,948
Fund shares sold	55,849	48,634	7,445,953	483,406	202,688	198,364	167,209	1,070,633
Dividends	11,106	18,424	352,693	3,433,249	3,095,975	413,978	696,346	3,099,302
Dividends from affiliates	40	63	3,123	811	14	1,601	270	1,014
Foreign dividend tax reclaim	41	1,337	677,788	1,564,946	2,107,519	270,241	516,729	971,241
Interest	–	1,742	49,364	–	–	–	–	–
Other assets	296	–	46,579	50,190	42,779	20,203	5,744	1,965,209
Total Assets	16,235,938	36,042,994	2,800,156,255	2,650,734,425	2,255,913,157	1,143,592,358	312,467,657	3,972,195,433
Liabilities:
Due to custodian	1,417	8,439	1,995,765	43,623	–	–	35,307	64,167
Collateral for securities loaned (Note 3)	230,825	630,400	154,989,666	–	–	57,871,589	–	306,383,352
Short sales, at value(3)	–	–	–	–	–	5,128,373	–	–
Forward currency contracts	–	–	30,572	–	–	–	–	–
Closed foreign currency contracts	–	–	–	–	–	–	–	–
Outstanding swap contracts at value	–	14,842	–	–	–	–	–	2,594,844
Payables:
Investments purchased	80,571	591,943	17,234,857	6,368,355	23,535,363	25,969,611	102,495	18,050,587
Fund shares repurchased	1,984,854	65,631	1,026,278	1,416,157	785,791	212,845	166,453	7,277,991
Advisory fees	8,354	29,799	1,366,607	1,205,014	1,208,215	570,102	169,527	1,313,180
Fund administration fees	137	292	21,353	22,249	18,878	8,908	2,655	32,687
Internal servicing cost	34	71	1,721	608	213	169	980	2,975
Administrative services fees	1,417	1,455	327,400	364,952	284,729	139,047	7,787	535,603
Distribution fees and shareholder servicing fees	651	189	47,075	17,988	4,846	4,807	30,172	186,131
Administrative, networking and omnibus fees	63	197	24,653	16,835	9,460	5,053	18,848	176,757
Non-interested Trustees’ fees and expenses	111	222	14,201	18,115	15,698	7,152	2,158	29,748
Non-interested Trustees’ deferred compensation fees	326	717	54,152	54,662	46,144	21,799	6,451	75,337
Foreign tax liability	31,322	–	–	–	–	–	16,066	35,847
Accrued expenses and other payables	68,111	87,353	198,152	382,178	564,739	176,273	138,469	860,036
Total Liabilities	2,408,193	1,431,550	177,332,452	9,910,736	26,474,076	90,115,728	697,368	337,619,242
Net Assets	$13,827,745	$34,611,444	$2,622,823,803	$2,640,823,689	$2,229,439,081	$1,053,476,630	$311,770,289	$3,634,576,191

See footnotes at the end of the Statements.

See Notes to Financial Statements.

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Statements of Assets and Liabilities  (continued)

								Janus
		Janus Emerging	Janus Global	Janus Global	Janus Global	Janus Global	Janus International	Overseas
As of September 30, 2014	Janus Asia Equity Fund	Markets Fund	Life Sciences Fund	Research Fund	Select Fund	Technology Fund	Equity Fund	Fund

Net Assets Consist of:
Capital (par value and paid-in surplus)*	$13,162,765	$37,222,658	$1,676,004,464	$2,804,328,814	$2,467,221,934	$669,677,544	$270,767,642	$5,014,666,848
Undistributed net investment income/(loss)*	163,244	522,082	(546,077)	21,990,051	12,330,585	946,176	4,859,752	26,686,093
Undistributed net realized gain/(loss) from investment and foreign currency transactions*	181,709	(2,484,513)	265,547,233	(601,195,370)	(628,582,549)	163,360,883	10,454,288	(1,162,987,131)
Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation(4)	320,027	(648,783)	681,818,183	415,700,194	378,469,111	219,492,027	25,688,607	(243,789,619)
Total Net Assets	$13,827,745	$34,611,444	$2,622,823,803	$2,640,823,689	$2,229,439,081	$1,053,476,630	$311,770,289	$3,634,576,191
Net Assets - Class A Shares	$456,371	$377,679	$75,566,081	$11,627,195	$5,605,964	$8,616,818	$51,902,720	$80,632,028
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	46,597	43,864	1,450,760	183,846	422,473	355,975	3,847,492	2,289,778
Net Asset Value Per Share(5)	$9.79	$8.61	$52.09	$63.24	$13.27	$24.21	$13.49	$35.21
Maximum Offering Price Per Share(6)	$10.39	$9.14	$55.27	$67.10	$14.08	$25.69	$14.31	$37.36
Net Assets - Class C Shares	$331,738	$94,462	$41,251,068	$6,512,660	$3,919,741	$3,030,661	$16,700,166	$52,598,812
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	34,145	11,116	824,616	104,776	303,886	130,318	1,267,535	1,523,779
Net Asset Value Per Share(5)	$9.72	$8.50	$50.02	$62.16	$12.90	$23.26	$13.18	$34.52
Net Assets - Class D Shares	$9,084,009	$10,889,064	$1,243,469,737	$1,450,165,413	$1,615,507,452	$705,264,359	$22,196,866	$1,143,816,276
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	923,238	1,268,544	23,649,267	23,188,574	122,408,078	28,801,076	1,651,067	32,464,054
Net Asset Value Per Share	$9.84	$8.58	$52.58	$62.54	$13.20	$24.49	$13.44	$35.23
Net Assets - Class I Shares	$2,898,514	$21,896,118	$255,398,041	$137,265,718	$35,502,979	$17,322,178	$82,289,870	$382,219,652
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	294,244	2,543,536	4,849,983	2,164,791	2,681,138	703,707	6,110,397	10,817,292
Net Asset Value Per Share	$9.85	$8.61	$52.66	$63.41	$13.24	$24.62	$13.47	$35.33
Net Assets - Class N Shares	N/A	N/A	N/A	N/A	N/A	N/A	$112,592,804	$148,599,265
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	N/A	N/A	N/A	N/A	N/A	N/A	8,368,212	4,213,633
Net Asset Value Per Share	N/A	N/A	N/A	N/A	N/A	N/A	$13.45	$35.27
Net Assets - Class R Shares	N/A	N/A	N/A	$2,624,201	$559,994	N/A	$3,905,504	$66,291,740
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	N/A	N/A	N/A	41,820	42,789	N/A	294,218	1,910,249
Net Asset Value Per Share	N/A	N/A	N/A	$62.75	$13.09	N/A	$13.27	$34.70
Net Assets - Class S Shares	$344,708	$147,453	$6,145,799	$42,894,328	$423,814	$2,356,735	$13,253,256	$397,833,974
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	35,217	17,225	118,918	677,361	31,822	98,035	958,987	11,362,491
Net Asset Value Per Share	$9.79	$8.56	$51.68	$63.33	$13.32	$24.04	$13.82	$35.01
Net Assets - Class T Shares	$712,405	$1,206,668	$1,000,993,077	$989,734,174	$567,919,137	$316,885,879	$8,929,103	$1,362,584,444
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	72,637	140,310	19,077,356	15,846,642	42,986,987	12,979,208	668,886	38,711,144
Net Asset Value Per Share	$9.81	$8.60	$52.47	$62.46	$13.21	$24.41	$13.35	$35.20

*	See “Federal Income Tax” in Notes to Financial Statements.
(1)	Unaffiliated/Affiliated investments at value includes $217,507, $597,591, $151,090,884, $56,510,956 and $291,684,223 of securities loaned for Janus Asia Equity Fund, Janus Emerging Markets Fund, Janus Global Life Sciences Fund, Janus Global Technology Fund and Janus Overseas Fund, respectively. See Note 3 in Notes to Financial Statements.
(2)	Includes cost of $7,335, $10,233, $84 and $6,105,851 for Janus Asia Equity Fund, Janus Emerging Markets Fund, Janus International Equity Fund and Janus Overseas Fund, respectively.
(3)	Proceeds $5,025,344 for Janus Global Technology Fund.
(4)	Net of foreign tax on investments of $31,322, $16,066 and $35,847 for Janus Asia Equity Fund, Janus International Equity Fund and Janus Overseas Fund, respectively.
(5)	Redemption price per share may be reduced for any applicable contingent deferred sales charge.
(6)	Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

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Statements of Operations

							Janus
		Janus Emerging	Janus Global	Janus Global	Janus Global	Janus Global	International	Janus
For the year ended September 30, 2014	Janus Asia Equity Fund	Markets Fund	Life Sciences Fund	Research Fund	Select Fund	Technology Fund	Equity Fund	Overseas Fund

Investment Income:
Interest	$–	$7,095	$216,976	$–	$10	$–	$–	$–
Affiliated securities lending income, net	3,211	6,584	580,600	–	–	498,503	–	4,142,449
Interest proceeds from short sales	–	–	–	–	1,164	4,592	–	–
Dividends	625,511	1,169,335	16,104,730	48,656,401	37,199,134	10,082,939	7,858,947	100,179,659
Dividends from affiliates	313	514	32,425	8,249	2,812	15,687	4,004	5,199,473
Other income	202	379	168	7,460	20,842	35	4,740	1,596
Foreign tax withheld	(49,032)	(91,994)	(403,601)	(1,846,138)	(952,700)	(214,258)	(433,930)	(2,852,527)
Total Investment Income	580,205	1,091,913	16,531,298	46,825,972	36,271,262	10,387,498	7,433,761	106,670,650
Expenses:
Advisory fees	134,590	282,895	12,457,439	14,679,985	14,531,598	6,615,322	1,920,347	16,779,386
Internal servicing expense - Class A Shares	110	37	3,535	1,314	700	780	5,708	15,682
Internal servicing expense - Class C Shares	144	30	2,550	1,028	741	410	2,799	12,071
Internal servicing expense - Class I Shares	123	874	4,060	5,354	1,596	560	2,849	22,921
Shareholder reports expense	2,695	1,498	264,380	400,931	377,459	200,678	8,856	337,231
Transfer agent fees and expenses	3,289	4,830	303,347	528,491	793,209	345,551	12,101	391,516
Registration fees	101,652	77,106	150,217	143,521	142,939	126,494	161,695	188,444
Custodian fees	26,470	23,827	40,837	130,280	146,999	41,406	54,932	820,090
Professional fees	55,630	60,044	67,961	124,478	87,960	78,528	61,131	104,151
Non-interested Trustees’ fees and expenses	392	483	58,608	70,781	62,841	28,469	8,375	101,756
Short sales dividend expense	–	–	–	–	–	38,162	–	–
Short sales interest expense	–	–	–	–	–	21,139	–	–
Stock loan fees	–	–	–	–	–	27,382	–	–
Fund administration fees	1,411	2,877	181,798	239,743	206,660	94,379	27,936	394,821
Administrative services fees - Class D Shares	10,362	11,994	1,262,535	1,738,523	1,952,427	839,768	28,138	1,525,455
Administrative services fees - Class R Shares	N/A	N/A	N/A	5,066	1,979	N/A	6,996	205,772
Administrative services fees - Class S Shares	1,880	814	27,692	113,805	1,354	5,100	26,164	1,321,046
Administrative services fees - Class T Shares	3,392	2,802	1,807,587	2,481,260	1,492,000	770,028	26,190	4,229,805
Distribution fees and shareholder servicing fees - Class A Shares	2,632	768	90,884	30,501	16,483	19,029	136,579	370,661
Distribution fees and shareholder servicing fees - Class C Shares	8,020	1,846	195,328	60,914	42,240	26,720	163,909	662,416
Distribution fees and shareholder servicing fees - Class R Shares	N/A	N/A	N/A	10,132	3,959	N/A	13,992	411,544
Distribution fees and shareholder servicing fees - Class S Shares	1,880	814	27,692	113,805	1,354	5,100	26,164	1,321,046
Administrative, networking and omnibus fees - Class A Shares	252	638	31,340	13,311	7,181	11,103	50,300	268,959
Administrative, networking and omnibus fees - Class C Shares	–	210	21,693	6,973	7,572	2,851	21,512	161,530
Administrative, networking and omnibus fees - Class I Shares	35	540	85,255	85,499	13,714	15,527	36,836	489,349
Other expenses	8,800	22,891	90,672	149,649	136,603	72,038	23,725	266,466
Total Expenses	363,759	497,818	17,175,410	21,135,344	20,029,568	9,386,524	2,827,234	30,402,118
Less: Expense and Fee Offset	–	(12)	(872)	(1,436)	(1,756)	(785)	(69)	(1,803)
Less: Excess Expense Reimbursement	(166,805)	(105,008)	(35,134)	(1,623,912)	(71,983)	(25,719)	(1,473)	(178,213)
Net Expenses	196,954	392,798	17,139,404	19,509,996	19,955,829	9,360,020	2,825,692	30,222,102
Net Investment Income/(Loss)	383,251	699,115	(608,106)	27,315,976	16,315,433	1,027,478	4,608,069	76,448,548
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	352,605	986,935	287,781,890	229,553,363	318,518,854	161,734,183	27,481,407	(92,529,398)
Investments in affiliates	–	–	669,912	–	–	–	–	64,238,810
Short sales	–	–	–	–	–	(47,484)	–	–
Swap contracts	(20,199)	(12,558)	–	–	–	–	–	(89,074,770)
Written options contracts	–	–	–	–	–	1,949,701	–	–
Total Net Realized Gain/(Loss) on Investments	332,406	974,377	288,451,802	229,553,363	318,518,854	163,636,400	27,481,407	(117,365,358)

See footnotes at the end of the Statements.

See Notes to Financial Statements.

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Statements of Operations  (continued)

							Janus
		Janus Emerging	Janus Global	Janus Global	Janus Global	Janus Global	International	Janus
For the year ended September 30, 2014	Janus Asia Equity Fund	Markets Fund	Life Sciences Fund	Research Fund	Select Fund	Technology Fund	Equity Fund	Overseas Fund

Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation(1)	$713,773	$340,418	$251,221,361	$56,234,409	$(47,740,820)	$(25,665,672)	$(23,132,570)	$223,980,270
Short sales	–	–	–	–	–	1,110,376	–	–
Swap contracts	–	12,942	–	–	–	–	–	6,099,289
Written options contracts	–	–	–	–	–	(1,115,830)	–	–
Total Change in Unrealized Net Appreciation/Depreciation	713,773	353,360	251,221,361	56,234,409	(47,740,820)	(25,671,126)	(23,132,570)	230,079,559
Net Increase/(Decrease) in Net Assets Resulting from Operations	$1,429,430	$2,026,852	$539,065,057	$313,103,748	$287,093,467	$138,992,752	$8,956,906	$189,162,749

(1)	Net of foreign tax on investments of $31,322, $16,066 and $35,847 for Janus Asia Equity Fund, Janus International Equity Fund and Janus Overseas Fund, respectively.

See Notes to Financial Statements.

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Statements of Changes in Net Assets

			Janus Emerging		Janus Global		Janus Global
	Janus Asia Equity Fund		Markets Fund		Life Sciences Fund		Research Fund
For each year ended September 30	2014	2013(1)	2014	2013(1)	2014	2013(1)	2014	2013(1)(2)

Operations:
Net investment income/(loss)	$383,251	$71,035	$699,115	$194,902	$(608,106)	$(2,737,609)	$27,315,976	$15,350,697
Net realized gain/(loss) on investments	332,406	816,455	974,377	740,552	288,451,802	112,812,422	229,553,363	191,776,492
Change in unrealized net appreciation/depreciation(3)	713,773	(769,350)	353,360	(283,940)	251,221,361	254,417,408	56,234,409	(12,172,266)
Net Increase/(Decrease) in Net Assets Resulting from Operations	1,429,430	118,140	2,026,852	651,514	539,065,057	364,492,221	313,103,748	194,954,923
Dividends and Distributions to Shareholders:
Net Investment Income*
Class A Shares	(15,019)	(8,626)	(4,884)	(3,372)	–	–	(45,451)	(41,711)
Class C Shares	(6,667)	(507)	(2,193)	–	–	–	–	–
Class D Shares	(137,939)	(37,429)	(258,184)	(53,778)	–	–	(7,681,506)	(723,091)
Class I Shares	(22,736)	(16,488)	(480,741)	(44,472)	–	–	(731,958)	(438,657)
Class R Shares	N/A	N/A	N/A	N/A	N/A	N/A	(1,823)	–
Class S Shares	(10,968)	(5,512)	(9,049)	(1,092)	–	–	(96,560)	(11,123)
Class T Shares	(17,303)	(8,790)	(23,419)	(7,443)	–	–	(4,662,261)	(568,961)
Net Realized Gain from Investment Transactions*
Class A Shares	(34,349)	–	–	–	(1,479,375)	(147,016)	–	–
Class C Shares	(28,359)	–	–	–	(763,180)	(26,760)	–	–
Class D Shares	(291,794)	–	–	–	(69,260,876)	(20,197,163)	–	–
Class I Shares	(43,943)	–	–	–	(2,030,678)	(280,315)	–	–
Class R Shares	N/A	N/A	N/A	N/A	N/A	N/A	–	–
Class S Shares	(27,742)	–	–	–	(719,491)	(7,154)	–	–
Class T Shares	(35,229)	–	–	–	(42,705,610)	(9,731,578)	–	–
Net Decrease from Dividends and Distributions to Shareholders	(672,048)	(77,352)	(778,470)	(110,157)	(116,959,210)	(30,389,986)	(13,219,559)	(1,783,543)

See footnotes at the end of the Statements.

See Notes to Financial Statements.

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Statements of Changes in Net Assets  (continued)

			Janus Emerging		Janus Global		Janus Global
	Janus Asia Equity Fund		Markets Fund		Life Sciences Fund		Research Fund
For each year ended September 30	2014	2013(1)	2014	2013(1)	2014	2013(1)	2014	2013(1)(2)

Capital Share Transactions:
Shares Sold
Class A Shares	251,874	328,649	165,868	456,062	63,164,781	8,804,957	1,758,437	3,057,233
Class C Shares	–	13,150	10,255	49,470	32,787,365	5,624,762	1,228,357	1,488,522
Class D Shares	4,951,918	11,339,922	5,366,291	5,565,370	237,810,460	125,728,122	35,548,025	21,607,668
Class I Shares	2,456,090	1,316,031	6,318,528	9,703,704	240,228,615	10,699,962	41,105,094	33,691,607
Class R Shares	N/A	N/A	N/A	N/A	N/A	N/A	1,188,352	427,943
Class S Shares	–	319,529	13,922	20,930	10,534,557	8,437,902	7,151,614	4,901,518
Class T Shares	6,800,728	6,351,046	2,164,453	6,287,567	559,644,930	159,021,190	55,178,795	36,155,490
Shares Issued in Connection with Acquisition (Note 8)
Class A Shares	N/A	N/A	N/A	N/A	N/A	N/A	N/A	2,742,260
Class C Shares	N/A	N/A	N/A	N/A	N/A	N/A	N/A	1,481,856
Class D Shares	N/A	N/A	N/A	N/A	N/A	N/A	N/A	1,216,292,484
Class I Shares	N/A	N/A	N/A	N/A	N/A	N/A	N/A	19,050,759
Class R Shares	N/A	N/A	N/A	N/A	N/A	N/A	N/A	1,251,033
Class S Shares	N/A	N/A	N/A	N/A	N/A	N/A	N/A	44,240,347
Class T Shares	N/A	N/A	N/A	N/A	N/A	N/A	N/A	854,057,205
Reinvested Dividends and Distributions
Class A Shares	49,368	8,626	4,844	3,334	1,462,186	145,307	41,453	39,943
Class C Shares	35,026	507	2,193	–	737,583	25,353	–	–
Class D Shares	424,519	36,986	252,962	53,634	68,340,423	19,940,262	7,456,417	708,129
Class I Shares	66,679	16,488	480,741	44,472	1,768,370	233,645	707,144	428,981
Class R Shares	N/A	N/A	N/A	N/A	N/A	N/A	1,360	–
Class S Shares	38,710	5,512	9,049	1,092	719,491	7,154	95,759	11,123
Class T Shares	52,532	8,790	23,354	7,443	41,730,311	9,479,801	4,571,095	565,884
Shares Repurchased
Class A Shares	(846,709)	(249,743)	(78,576)	(1,215,748)	(10,158,478)	(1,684,528)	(3,336,241)	(7,306,050)
Class C Shares	(568,982)	–	(127,288)	(678,212)	(3,109,938)	(223,936)	(1,008,465)	(1,024,346)
Class D Shares	(3,976,895)	(7,187,372)	(4,160,205)	(6,048,131)	(141,400,079)	(76,410,161)	(124,634,022)	(91,051,699)
Class I Shares	(1,217,736)	(1,264,318)	(1,749,713)	(2,175,815)	(26,315,250)	(3,279,663)	(20,762,555)	(22,630,073)
Class R Shares	N/A	N/A	N/A	N/A	N/A	N/A	(330,511)	(204,106)
Class S Shares	(536,218)	(303,593)	(237,440)	(403,217)	(16,282,528)	(426,154)	(16,861,980)	(9,344,360)
Class T Shares	(7,894,990)	(5,618,052)	(1,859,175)	(7,780,891)	(240,799,231)	(57,206,671)	(125,570,320)	(132,086,148)
Net Increase/(Decrease) from Capital Share Transactions	85,914	5,122,158	6,600,063	3,891,064	820,863,568	208,917,304	(136,472,192)	1,978,553,203
Net Increase/(Decrease) in Net Assets	843,296	5,162,946	7,848,445	4,432,421	1,242,969,415	543,019,539	163,411,997	2,171,724,583
Net Assets:
Beginning of period	12,984,449	7,821,503	26,762,999	22,330,578	1,379,854,388	836,834,849	2,477,411,692	305,687,109
End of period	$13,827,745	$12,984,449	$34,611,444	$26,762,999	$2,622,823,803	$1,379,854,388	$2,640,823,689	$2,477,411,692

Undistributed Net Investment Income/(Loss)*	$163,244	$(8,008)	$522,082	$549,764	$(546,077)	$(89,259)	$21,990,051	$10,886,532

*	See “Federal Income Tax” in Notes to Financial Statements.
(1)	Amounts reflect current year presentation. Prior year amounts were disclosed in thousands.
(2)	Effective March 15, 2013, Janus Global Research Fund merged with and into Janus Worldwide Fund. Data shown for periods prior to March 15, 2013 is that of Janus Global Research Fund, the accounting survivor of the merger. Following the merger, Janus Worldwide Fund was renamed Janus Global Research Fund. See Note 8 in Notes to Financial Statements.
(3)	Net of foreign tax on investments of $31,322, $16,066 and $35,847 for Janus Asia Equity Fund, Janus International Equity Fund and Janus Overseas Fund, respectively.

See Notes to Financial Statements.

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Statements of Changes in Net Assets  (continued)

	Janus Global		Janus Global		Janus International		Janus
	Select Fund		Technology Fund		Equity Fund		Overseas Fund
For each year ended September 30	2014	2013(1)	2014	2013(1)	2014	2013(1)	2014	2013(1)

Operations:
Net investment income/(loss)	$16,315,433	$11,407,410	$1,027,478	$407,196	$4,608,069	$2,571,549	$76,448,548	$31,337,257
Net realized gain/(loss) on investments	318,518,854	80,014,723	163,636,400	77,403,988	27,481,407	18,517,437	(117,365,358)	(126,409,485)
Change in unrealized net appreciation/depreciation(2)	(47,740,820)	396,598,832	(25,671,126)	113,640,266	(23,132,570)	31,776,682	230,079,559	836,693,631
Net Increase/(Decrease) in Net Assets Resulting from Operations	287,093,467	488,020,965	138,992,752	191,451,450	8,956,906	52,865,668	189,162,749	741,621,403
Dividends and Distributions to Shareholders:
Net Investment Income*
Class A Shares	–	–	–	–	(331,303)	(404,295)	(5,806,375)	(8,480,419)
Class C Shares	–	–	–	–	–	(18,287)	(1,820,668)	(1,867,102)
Class D Shares	(7,411,935)	(8,635,475)	–	–	(211,368)	(155,213)	(51,455,216)	(48,268,671)
Class I Shares	(224,131)	(71,809)	–	–	(550,553)	(588,691)	(19,000,102)	(29,143,586)
Class N Shares	N/A	N/A	N/A	N/A	(1,168,608)	(939,220)	(7,498,313)	(2,120,749)
Class R Shares	–	–	N/A	N/A	(8,810)	(17,011)	(2,876,430)	(3,184,068)
Class S Shares	–	(9,477)	–	–	(64,977)	(46,238)	(19,895,812)	(26,153,217)
Class T Shares	(2,384,538)	(2,875,785)	–	–	(77,503)	(139,487)	(68,409,986)	(84,199,303)
Net Realized Gain from Investment Transactions*
Class A Shares	–	–	(492,418)	(12,648)	–	–	–	–
Class C Shares	–	–	(201,608)	(4,296)	–	–	–	–
Class D Shares	–	–	(50,487,334)	(2,051,958)	–	–	–	–
Class I Shares	–	–	(846,669)	(28,466)	–	–	–	–
Class N Shares	N/A	N/A	N/A	N/A	–	–	–	–
Class R Shares	–	–	N/A	N/A	–	–	–	–
Class S Shares	–	–	(135,582)	(2,258)	–	–	–	–
Class T Shares	–	–	(22,268,656)	(882,657)	–	–	–	–
Net Decrease from Dividends and Distributions to Shareholders	(10,020,604)	(11,592,546)	(74,432,267)	(2,982,283)	(2,413,122)	(2,308,442)	(176,762,902)	(203,417,115)

See footnotes at the end of the Statements.

See Notes to Financial Statements.

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Statements of Changes in Net Assets  (continued)

	Janus Global		Janus Global		Janus International		Janus
	Select Fund		Technology Fund		Equity Fund		Overseas Fund
For each year ended September 30	2014	2013(1)	2014	2013(1)	2014	2013(1)	2014	2013(1)

Capital Share Transactions:
Shares Sold
Class A Shares	512,742	938,009	3,101,666	2,670,693	23,762,718	8,870,066	22,768,533	61,320,391
Class C Shares	121,822	204,519	1,115,525	971,462	5,316,918	1,972,213	4,371,815	7,722,202
Class D Shares	36,574,655	34,778,451	28,086,194	27,953,427	5,561,849	10,399,219	27,446,017	43,813,128
Class I Shares	4,729,476	21,764,754	10,127,562	4,067,396	50,034,520	16,525,749	169,989,614	202,097,671
Class N Shares	N/A	N/A	N/A	N/A	7,310,815	38,707,922	151,620,006	11,791,079
Class R Shares	105,318	643,487	N/A	N/A	2,364,001	454,281	13,842,849	23,585,293
Class S Shares	86,782	305,063	1,398,708	816,020	8,169,141	4,813,436	67,575,426	113,998,050
Class T Shares	33,124,454	36,072,590	53,570,136	36,533,358	3,394,456	3,957,900	105,078,690	173,209,896
Reinvested Dividends and Distributions
Class A Shares	–	–	432,165	12,105	314,124	383,108	4,685,234	6,646,084
Class C Shares	–	–	176,738	3,692	–	11,430	1,350,827	1,319,322
Class D Shares	7,270,574	8,467,443	49,453,122	2,009,510	208,004	152,492	49,706,550	46,778,449
Class I Shares	209,832	59,289	713,164	23,423	448,039	464,680	18,162,448	27,664,285
Class N Shares	N/A	N/A	N/A	N/A	1,168,608	939,220	7,498,313	2,120,749
Class R Shares	–	–	N/A	N/A	8,810	17,011	2,598,425	2,743,994
Class S Shares	–	9,443	135,582	2,258	64,285	45,494	19,648,948	25,934,643
Class T Shares	2,319,882	2,802,219	21,777,646	864,020	77,406	139,196	67,217,467	82,215,952
Shares Repurchased
Class A Shares	(3,222,801)	(7,352,850)	(1,219,499)	(1,373,324)	(20,290,836)	(17,803,743)	(136,346,580)	(247,927,782)
Class C Shares	(1,040,328)	(2,964,772)	(535,853)	(384,924)	(3,505,743)	(4,662,742)	(29,166,582)	(56,527,729)
Class D Shares	(174,126,131)	(280,658,451)	(72,500,964)	(78,575,656)	(5,736,065)	(5,736,397)	(209,274,485)	(334,842,269)
Class I Shares	(6,596,653)	(10,733,608)	(3,922,156)	(3,975,614)	(20,160,907)	(31,901,386)	(452,630,361)	(543,918,559)
Class N Shares	N/A	N/A	N/A	N/A	(9,495,134)	(14,071,702)	(55,048,359)	(23,346,819)
Class R Shares	(570,332)	(2,019,287)	N/A	N/A	(452,080)	(413,754)	(40,921,081)	(76,225,673)
Class S Shares	(471,378)	(937,589)	(509,005)	(303,965)	(3,078,851)	(1,108,822)	(315,952,531)	(517,083,939)
Class T Shares	(137,289,672)	(233,931,615)	(60,928,361)	(56,960,127)	(5,061,456)	(7,146,388)	(693,320,437)	(1,311,595,758)
Net Increase/(Decrease) from Capital Share Transactions	(238,261,758)	(432,552,905)	30,472,370	(65,646,246)	40,422,622	5,008,483	(1,199,099,254)	(2,278,507,340)
Net Increase/(Decrease) in Net Assets	38,811,105	43,875,514	95,032,855	122,822,921	46,966,406	55,565,709	(1,186,699,407)	(1,740,303,052)
Net Assets:
Beginning of period	2,190,627,976	2,146,752,462	958,443,775	835,620,854	264,803,883	209,238,174	4,821,275,598	6,561,578,650
End of period	$2,229,439,081	$2,190,627,976	$1,053,476,630	$958,443,775	$311,770,289	$264,803,883	$3,634,576,191	$4,821,275,598

Undistributed Net Investment Income/(Loss)*	$12,330,585	$8,782,575	$946,176	$(145,123)	$4,859,752	$2,370,440	$26,686,093	$173,546,697

*	See “Federal Income Tax” in Notes to Financial Statements.
(1)	Amounts reflect current year presentation. Prior year amounts were disclosed in thousands.
(2)	Net of foreign tax on investments of $31,322, $16,066 and $35,847 for Janus Asia Equity Fund, Janus International Equity Fund and Janus Overseas Fund, respectively.

See Notes to Financial Statements.

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Financial Highlights

Class A Shares

	Janus Asia Equity Fund
For a share outstanding during each year or period ended September 30	2014	2013	2012	2011(1)

Net Asset Value, Beginning of Period	$9.44	$9.25	$7.43	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.23(2)(3)	0.07	0.14	(0.23)
Net gain/(loss) on investments (both realized and unrealized)	0.59	0.20	1.68	(2.34)
Total from Investment Operations	0.82	0.27	1.82	(2.57)
Less Distributions:
Dividends (from net investment income)*	(0.14)	(0.08)	–	–
Distributions (from capital gains)*	(0.33)	–	–	–
Total Distributions	(0.47)	(0.08)	–	–
Net Asset Value, End of Period	$9.79	$9.44	$9.25	$7.43
Total Return**	9.06%	2.88%	24.50%	(25.70)%
Net Assets, End of Period (in thousands)	$456	$973	$878	$619
Average Net Assets for the Period (in thousands)	$1,053	$1,063	$768	$724
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	2.49%	2.03%	4.43%	28.35%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.38%	1.52%	1.55%	1.35%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	2.35%(3)	0.51%	0.87%	0.85%
Portfolio Turnover Rate	72%	104%	75%	2%

Class A Shares

	Janus Emerging
	Markets Fund
For a share outstanding during each year or period ended September 30	2014	2013	2012	2011(4)

Net Asset Value, Beginning of Period	$8.23	$7.99	$7.41	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.15(2)(3)	0.28	0.03	(0.01)
Net gain/(loss) on investments (both realized and unrealized)	0.39	(0.01)	0.62	(2.58)
Total from Investment Operations	0.54	0.27	0.65	(2.59)
Less Distributions:
Dividends (from net investment income)*	(0.16)	(0.03)	(0.04)	–
Distributions (from capital gains)*	–	–	(0.03)	–
Total Distributions	(0.16)	(0.03)	(0.07)	–
Net Asset Value, End of Period	$8.61	$8.23	$7.99	$7.41
Total Return**	6.71%	3.34%	8.78%	(25.90)%
Net Assets, End of Period (in thousands)	$378	$275	$992	$971
Average Net Assets for the Period (in thousands)	$307	$759	$1,028	$1,107
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.97%	1.81%	2.37%	4.16%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.65%	1.48%	1.46%	1.34%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.73%(3)	0.06%	0.47%	0.81%
Portfolio Turnover Rate	59%	138%	136%	160%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from July 29, 2011 (inception date) through September 30, 2011.
(2)	Per share amounts are calculated based on average shares outstanding during the year.
(3)	Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets include a special dividend from Strides Arcolab, Ltd. in December 2013. The impact of the special dividend to Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets is $0.09 and 0.97%, respectively, for Janus Asia Equity Fund, and $0.08 and 0.94%, respectively, for Janus Emerging Markets Fund.
(4)	Period from December 28, 2010 (inception date) through September 30, 2011.

See Notes to Financial Statements.

104 | SEPTEMBER 30, 2014

Class A Shares

For a share outstanding during each year or period ended	Janus Global Life Sciences Fund
September 30 and the period ended October 31, 2009	2014	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$42.09	$30.94	$22.72	$22.16	$19.69	$17.81
Income/(Loss) from Investment Operations:
Net investment income/(loss)	(0.12)(3)	0.09	0.05	(0.24)	0.21	(0.01)
Net gain/(loss) on investments (both realized and unrealized)	13.56	12.19	8.17	0.94	2.28	1.89
Total from Investment Operations	13.44	12.28	8.22	0.70	2.49	1.88
Less Distributions:
Dividends (from net investment income)*	–	–	–	(0.14)	(0.02)	–
Distributions (from capital gains)*	(3.44)	(1.13)	–	–	–	–
Total Distributions	(3.44)	(1.13)	–	(0.14)	(0.02)	–
Net Asset Value, End of Period	$52.09	$42.09	$30.94	$22.72	$22.16	$19.69
Total Return**	34.20%	41.11%	36.18%	3.14%	12.65%	10.56%
Net Assets, End of Period (in thousands)	$75,566	$12,847	$3,324	$1,072	$1,571	$61
Average Net Assets for the Period (in thousands)	$36,354	$6,325	$1,801	$1,628	$849	$27
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.03%	1.04%	1.09%	1.07%	1.11%	1.10%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.03%	1.04%	1.09%	1.07%	1.11%	1.05%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.25)%	(0.45)%	(0.42)%	(0.68)%	1.66%	(0.19)%
Portfolio Turnover Rate	52%	47%	50%	54%	42%	70%

Class A Shares

For a share outstanding during each year or period ended	Janus Global Research Fund
September 30 and the period ended October 31, 2009	2014	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$56.34	$47.32	$39.39	$42.44	$35.83	$30.89
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.54(3)	0.20	0.25	0.35	0.16	(0.03)
Net gain/(loss) on investments (both realized and unrealized)	6.58	9.01	7.78	(2.96)	6.51	4.97
Total from Investment Operations	7.12	9.21	8.03	(2.61)	6.67	4.94
Less Distributions and Other:
Dividends (from net investment income)*	(0.22)	(0.19)	(0.10)	(0.44)	(0.06)	–
Distributions (from capital gains)*	–	–	–	–	–	–
Redemption fees	N/A	N/A	–	–	–(4)	–
Total Distributions and Other	(0.22)	(0.19)	(0.10)	(0.44)	(0.06)	–
Net Asset Value, End of Period	$63.24	$56.34	$47.32	$39.39	$42.44	$35.83
Total Return**	12.67%	19.55%	20.40%	(6.33)%	18.64%	16.00%
Net Assets, End of Period (in thousands)	$11,627	$11,746	$11,173	$2,144	$756	$85
Average Net Assets for the Period (in thousands)	$12,200	$12,240	$8,144	$1,645	$291	$7
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.97%	1.09%	1.20%	1.16%	1.28%	1.40%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.91%	1.03%	1.20%	1.16%	1.27%	0.93%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.88%	0.57%	0.55%	0.29%	0.58%	(3.12)%
Portfolio Turnover Rate	43%	67%	67%	78%	68%	99%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Per share amounts are calculated based on average shares outstanding during the year.
(4)	Redemption fees aggregated less than $0.005 on a per share basis. Redemption fees were eliminated effective April 2, 2012.

See Notes to Financial Statements.

Janus Global & International Funds | 105

Financial Highlights  (continued)

Class A Shares

For a share outstanding during each year or period ended	Janus Global Select Fund
September 30 and the period ended October 31, 2009	2014	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$11.69	$9.35	$9.14	$10.99	$9.03	$7.59
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.07(3)	0.07	0.06	0.19	(0.01)	(0.01)
Net gain/(loss) on investments (both realized and unrealized)	1.51	2.27	0.22	(1.93)	1.97	1.45
Total from Investment Operations	1.58	2.34	0.28	(1.74)	1.96	1.44
Less Distributions:
Dividends (from net investment income)*	–	–	(0.07)	(0.11)	–	–
Distributions (from capital gains)*	–	–	–	–	–	–
Total Distributions	–	–	(0.07)	(0.11)	–	–
Net Asset Value, End of Period	$13.27	$11.69	$9.35	$9.14	$10.99	$9.03
Total Return**	13.52%	25.03%	3.11%	(16.04)%	21.71%	18.97%
Net Assets, End of Period (in thousands)	$5,606	$7,427	$11,777	$21,288	$33,737	$23,859
Average Net Assets for the Period (in thousands)	$6,593	$9,256	$17,151	$34,871	$29,501	$24,760
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.05%	1.18%	1.20%	1.08%	1.11%	1.19%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.05%	1.17%	1.18%	1.08%	1.10%	1.16%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.51%	0.23%	0.13%	0.48%	0.19%	(0.36)%
Portfolio Turnover Rate	55%	53%	182%	138%	116%	125%

Class A Shares

For a share outstanding during each year or period ended	Janus Global Technology Fund
September 30 and the period ended October 31, 2009	2014	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$22.84	$18.47	$15.05	$15.25	$12.56	$10.96
Income/(Loss) from Investment Operations:
Net investment income/(loss)	(0.02)(3)	0.01	(0.03)	(0.02)	(0.03)	0.01
Net gain/(loss) on investments (both realized and unrealized)	3.18	4.43	3.45	(0.18)	2.72	1.59
Total from Investment Operations	3.16	4.44	3.42	(0.20)	2.69	1.60
Less Distributions and Other:
Dividends (from net investment income)*	–	–	–	–	–	–
Distributions (from capital gains)*	(1.79)	(0.07)	–	–	–	–
Redemption fees	N/A	N/A	–(4)	–(4)	–(4)	–
Total Distributions and Other	(1.79)	(0.07)	–	–	–	–
Net Asset Value, End of Period	$24.21	$22.84	$18.47	$15.05	$15.25	$12.56
Total Return**	14.49%	24.11%	22.72%	(1.31)%	21.42%	14.60%
Net Assets, End of Period (in thousands)	$8,617	$5,849	$3,550	$2,150	$1,273	$232
Average Net Assets for the Period (in thousands)	$7,596	$4,439	$3,262	$2,070	$818	$88
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.11%	1.09%	1.18%	1.12%	1.26%	1.07%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.11%	1.09%	1.18%	1.11%	1.26%	0.99%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.08)%	(0.10)%	(0.35)%	(0.39)%	(0.66)%	(0.45)%
Portfolio Turnover Rate	57%	36%	49%	89%	70%	111%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Per share amounts are calculated based on average shares outstanding during the year.
(4)	Redemption fees aggregated less than $0.005 on a per share basis. Redemption fees were eliminated effective April 2, 2012.

See Notes to Financial Statements.

106 | SEPTEMBER 30, 2014

Class A Shares

	Janus International Equity Fund
For a share outstanding during each year ended September 30	2014	2013	2012	2011	2010

Net Asset Value, Beginning of Period	$13.16	$10.60	$9.41	$10.90	$9.65
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.19(1)	0.12	0.14	0.14	0.06
Net gain/(loss) on investments (both realized and unrealized)	0.23	2.54	1.17	(1.57)	1.20
Total from Investment Operations	0.42	2.66	1.31	(1.43)	1.26
Less Distributions and Other:
Dividends (from net investment income)*	(0.09)	(0.10)	(0.12)	(0.06)	(0.01)
Distributions (from capital gains)*	–	–	–	–	–
Redemption fees	N/A	N/A	–(2)	–	–(2)
Total Distributions and Other	(0.09)	(0.10)	(0.12)	(0.06)	(0.01)
Net Asset Value, End of Period	$13.49	$13.16	$10.60	$9.41	$10.90
Total Return	3.22%	25.26%	14.06%	(13.21)%	13.04%
Net Assets, End of Period (in thousands)	$51,903	$46,617	$45,259	$51,188	$75,583
Average Net Assets for the Period (in thousands)	$54,632	$45,869	$49,289	$76,011	$68,357
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets	1.10%	1.16%	1.31%	1.22%	1.34%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets	1.10%	1.16%	1.31%	1.22%	1.34%
Ratio of Net Investment Income/(Loss) to Average Net Assets	1.36%	0.88%	1.01%	1.02%	0.76%
Portfolio Turnover Rate	57%	74%	57%	77%	132%

Class A Shares

For a share outstanding during each year or period ended	Janus Overseas Fund
September 30 and the period ended October 31, 2009	2014	2013	2012	2011	2010(3)	2009(4)

Net Asset Value, Beginning of Period	$35.47	$32.28	$33.87	$47.51	$38.63	$33.51
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.56(1)	1.81	1.18	0.08	(0.01)	0.22
Net gain/(loss) on investments (both realized and unrealized)	0.43	2.33	(0.10)	(13.67)	9.03	4.90
Total from Investment Operations	0.99	4.14	1.08	(13.59)	9.02	5.12
Less Distributions:
Dividends (from net investment income)*	(1.25)	(0.95)	–	(0.05)	(0.14)	–
Distributions (from capital gains)*	–	–	(2.67)	–	–	–
Total Distributions	(1.25)	(0.95)	(2.67)	(0.05)	(0.14)	–
Net Asset Value, End of Period	$35.21	$35.47	$32.28	$33.87	$47.51	$38.63
Total Return**	2.77%	12.99%	3.27%	(28.64)%	23.39%	15.28%
Net Assets, End of Period (in thousands)	$80,632	$184,757	$337,951	$569,936	$781,965	$462,533
Average Net Assets for the Period (in thousands)	$148,264	$257,869	$507,350	$892,190	$614,405	$452,405
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.87%	0.94%	1.00%	1.03%	1.07%	1.00%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.87%	0.87%	0.98%	1.03%	1.07%	1.00%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.51%	0.36%	0.62%	0.31%	0.13%	0.39%
Portfolio Turnover Rate	30%	21%	26%	43%	30%	45%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Per share amounts are calculated based on average shares outstanding during the year.
(2)	Redemption fees aggregated less than $0.005 on a per share basis. Redemption fees were eliminated effective April 2, 2012.
(3)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(4)	Period from July 6, 2009 (inception date) through October 31, 2009.

See Notes to Financial Statements.

Janus Global & International Funds | 107

Financial Highlights  (continued)

Class C Shares

	Janus Asia Equity Fund
For a share outstanding during each year or period ended September 30	2014	2013	2012	2011(1)

Net Asset Value, Beginning of Period	$9.38	$9.18	$7.43	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.16(2)(3)	–(4)	0.06	(0.23)
Net gain/(loss) on investments (both realized and unrealized)	0.59	0.21	1.69	(2.34)
Total from Investment Operations	0.75	0.21	1.75	(2.57)
Less Distributions:
Dividends (from net investment income)*	(0.08)	(0.01)	–	–
Distributions (from capital gains)*	(0.33)	–	–	–
Total Distributions	(0.41)	(0.01)	–	–
Net Asset Value, End of Period	$9.72	$9.38	$9.18	$7.43
Total Return**	8.22%	2.24%	23.55%	(25.70)%
Net Assets, End of Period (in thousands)	$332	$804	$775	$619
Average Net Assets for the Period (in thousands)	$802	$815	$716	$724
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	3.24%	2.77%	5.45%	29.12%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	2.12%	2.23%	2.30%	1.38%(5)
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.68%(3)	(0.20)%	0.08%	0.82%
Portfolio Turnover Rate	72%	104%	75%	2%

Class C Shares

	Janus Emerging
	Markets Fund
For a share outstanding during each year or period ended September 30	2014	2013	2012	2011(6)

Net Asset Value, Beginning of Period	$8.12	$7.91	$7.39	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.11(2)(3)	(0.20)	(0.03)	(0.05)
Net gain/(loss) on investments (both realized and unrealized)	0.36	0.41	0.62	(2.56)
Total from Investment Operations	0.47	0.21	0.59	(2.61)
Less Distributions:
Dividends (from net investment income)*	(0.09)	–	(0.04)	–
Distributions (from capital gains)*	–	–	(0.03)	–
Total Distributions	(0.09)	–	(0.07)	–
Net Asset Value, End of Period	$8.50	$8.12	$7.91	$7.39
Total Return**	5.85%	2.65%	7.98%	(26.10)%
Net Assets, End of Period (in thousands)	$94	$194	$771	$677
Average Net Assets for the Period (in thousands)	$185	$428	$788	$838
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	2.68%	2.54%	3.04%	5.09%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	2.32%	2.16%	2.21%	1.71%(7)
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.32%(3)	(0.97)%	(0.27)%	0.33%
Portfolio Turnover Rate	59%	138%	136%	160%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from July 29, 2011 (inception date) through September 30, 2011.
(2)	Per share amounts are calculated based on average shares outstanding during the year.
(3)	Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets include a special dividend from Strides Arcolab, Ltd. in December 2013. The impact of the special dividend to Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets is $0.09 and 0.97%, respectively, for Janus Asia Equity Fund, and $0.08 and 0.94%, respectively, for Janus Emerging Markets Fund.
(4)	Less than $0.005 on a per share basis.
(5)	Pursuant to a contractual agreement, Janus waived certain fees and expenses during the period. The Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets would have been 2.34% in 2011 without the waiver of these fees and expenses.
(6)	Period from December 28, 2010 (inception date) through September 30, 2011.
(7)	Pursuant to a contractual agreement, Janus waived certain fees and expenses during the period. The Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets would have been 2.32% in 2011 without the waiver of these fees and expenses.

See Notes to Financial Statements.

108 | SEPTEMBER 30, 2014

Class C Shares

For a share outstanding during each year or period ended	Janus Global Life Sciences Fund
September 30 and the period ended October 31, 2009	2014	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$40.85	$30.30	$22.41	$21.97	$19.64	$17.81
Income/(Loss) from Investment Operations:
Net investment income/(loss)	(0.47)(3)	0.34	(0.34)	(0.18)	0.13	(0.03)
Net gain/(loss) on investments (both realized and unrealized)	13.08	11.34	8.23	0.71	2.20	1.86
Total from Investment Operations	12.61	11.68	7.89	0.53	2.33	1.83
Less Distributions:
Dividends (from net investment income)*	–	–	–	(0.09)	–	–
Distributions (from capital gains)*	(3.44)	(1.13)	–	–	–	–
Total Distributions	(3.44)	(1.13)	–	(0.09)	–	–
Net Asset Value, End of Period	$50.02	$40.85	$30.30	$22.41	$21.97	$19.64
Total Return**	33.13%	39.97%	35.21%	2.39%	11.86%	10.28%
Net Assets, End of Period (in thousands)	$41,251	$6,686	$510	$461	$187	$21
Average Net Assets for the Period (in thousands)	$19,533	$2,021	$456	$289	$75	$7
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.80%	1.83%	1.83%	1.77%	1.88%	1.87%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.80%	1.83%	1.83%	1.77%	1.88%	1.80%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(1.04)%	(1.31)%	(1.16)%	(1.23)%	1.27%	(1.09)%
Portfolio Turnover Rate	52%	47%	50%	54%	42%	70%

Class C Shares

For a share outstanding during each year or period ended	Janus Global Research Fund
September 30 and the period ended October 31, 2009	2014	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$55.58	$46.88	$39.27	$42.48	$36.11	$31.24
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.07(3)	(0.07)	(0.03)	0.06	0.03	(0.03)
Net gain/(loss) on investments (both realized and unrealized)	6.51	8.77	7.64	(2.99)	6.40	4.90
Total from Investment Operations	6.58	8.70	7.61	(2.93)	6.43	4.87
Less Distributions and Other:
Dividends (from net investment income)*	–	–	–	(0.28)	(0.06)	–
Distributions (from capital gains)*	–	–	–	–	–	–
Redemption fees	N/A	N/A	–	–	–(4)	–
Total Distributions and Other	–	–	–	(0.28)	(0.06)	–
Net Asset Value, End of Period	$62.16	$55.58	$46.88	$39.27	$42.48	$36.11
Total Return**	11.84%	18.56%	19.38%	(7.02)%	17.79%	15.60%
Net Assets, End of Period (in thousands)	$6,513	$5,646	$2,971	$1,624	$447	$188
Average Net Assets for the Period (in thousands)	$6,091	$4,529	$2,064	$1,238	$248	$28
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.73%	1.86%	2.04%	1.93%	1.95%	1.55%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.67%	1.79%	2.04%	1.93%	1.95%	1.31%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.11%	(0.16)%	(0.40)%	(0.49)%	(0.03)%	(1.32)%
Portfolio Turnover Rate	43%	67%	67%	78%	68%	99%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Per share amounts are calculated based on average shares outstanding during the year.
(4)	Redemption fees aggregated less than $0.005 on a per share basis. Redemption fees were eliminated effective April 2, 2012.

See Notes to Financial Statements.

Janus Global & International Funds | 109

Financial Highlights  (continued)

Class C Shares

For a share outstanding during each year or period ended	Janus Global Select Fund
September 30 and the period ended October 31, 2009	2014	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$11.48	$9.25	$9.04	$10.89	$9.01	$7.59
Income/(Loss) from Investment Operations:
Net investment income/(loss)	(0.04)(3)	(0.17)	(0.09)	0.10	(0.07)	(0.03)
Net gain/(loss) on investments (both realized and unrealized)	1.46	2.40	0.30	(1.91)	1.95	1.45
Total from Investment Operations	1.42	2.23	0.21	(1.81)	1.88	1.42
Less Distributions:
Dividends (from net investment income)*	–	–	–	(0.04)	–	–
Distributions (from capital gains)*	–	–	–	–	–	–
Total Distributions	–	–	–	(0.04)	–	–
Net Asset Value, End of Period	$12.90	$11.48	$9.25	$9.04	$10.89	$9.01
Total Return**	12.37%	24.11%	2.32%	(16.68)%	20.87%	18.71%
Net Assets, End of Period (in thousands)	$3,920	$4,333	$5,985	$10,384	$14,285	$9,611
Average Net Assets for the Period (in thousands)	$4,224	$4,976	$9,087	$16,160	$12,066	$9,297
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.88%	1.94%	1.96%	1.81%	1.88%	2.13%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.88%	1.93%	1.93%	1.81%	1.88%	1.93%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.29)%	(0.54)%	(0.61)%	(0.23)%	(0.57)%	(1.14)%
Portfolio Turnover Rate	55%	53%	182%	138%	116%	125%

Class C Shares

For a share outstanding during each year or period ended	Janus Global Technology Fund
September 30 and the period ended October 31, 2009	2014	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$22.16	$18.04	$14.79	$15.12	$12.53	$10.96
Income/(Loss) from Investment Operations:
Net investment income/(loss)	(0.18)(3)	(0.02)	(0.16)	(0.11)	(0.09)	–(4)
Net gain/(loss) on investments (both realized and unrealized)	3.07	4.21	3.41	(0.22)	2.68	1.57
Total from Investment Operations	2.89	4.19	3.25	(0.33)	2.59	1.57
Less Distributions and Other:
Dividends (from net investment income)*	–	–	–	–	–	–
Distributions (from capital gains)*	(1.79)	(0.07)	–	–	–	–
Redemption fees	N/A	N/A	–(5)	–(5)	–(5)	–
Total Distributions and Other	(1.79)	(0.07)	–	–	–	–
Net Asset Value, End of Period	$23.26	$22.16	$18.04	$14.79	$15.12	$12.53
Total Return**	13.67%	23.29%	21.97%	(2.18)%	20.67%	14.32%
Net Assets, End of Period (in thousands)	$3,031	$2,152	$1,234	$995	$613	$36
Average Net Assets for the Period (in thousands)	$2,672	$1,506	$1,063	$1,037	$441	$14
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.82%	1.82%	1.99%	1.84%	1.98%	1.82%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.82%	1.81%	1.99%	1.84%	1.98%	1.75%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.81)%	(0.83)%	(1.17)%	(1.11)%	(1.35)%	(1.20)%
Portfolio Turnover Rate	57%	36%	49%	89%	70%	111%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Per share amounts are calculated based on average shares outstanding during the year.
(4)	Less than $0.005 on a per share basis.
(5)	Redemption fees aggregated less than $0.005 on a per share basis. Redemption fees were eliminated effective April 2, 2012.

See Notes to Financial Statements.

110 | SEPTEMBER 30, 2014

Class C Shares

	Janus International Equity Fund
For a share outstanding during each year ended September 30	2014	2013	2012	2011	2010

Net Asset Value, Beginning of Period	$12.87	$10.37	$9.19	$10.68	$9.52
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.07(1)	–(2)	0.02	0.02	(0.02)
Net gain/(loss) on investments (both realized and unrealized)	0.24	2.51	1.18	(1.51)	1.18
Total from Investment Operations	0.31	2.51	1.20	(1.49)	1.16
Less Distributions and Other:
Dividends (from net investment income)*	–	(0.01)	(0.02)	–	–
Distributions (from capital gains)*	–	–	–	–	–
Redemption fees	N/A	N/A	–(3)	–	–(3)
Total Distributions and Other	–	(0.01)	(0.02)	–	–
Net Asset Value, End of Period	$13.18	$12.87	$10.37	$9.19	$10.68
Total Return	2.41%	24.26%	13.11%	(13.95)%	12.18%
Net Assets, End of Period (in thousands)	$16,700	$14,574	$14,108	$15,027	$21,096
Average Net Assets for the Period (in thousands)	$16,391	$14,616	$14,752	$20,507	$18,979
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets	1.90%	1.99%	2.13%	1.98%	2.13%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets	1.90%	1.99%	2.13%	1.98%	2.13%
Ratio of Net Investment Income/(Loss) to Average Net Assets	0.56%	0.07%	0.18%	0.26%	(0.04)%
Portfolio Turnover Rate	57%	74%	57%	77%	132%

Class C Shares

For a share outstanding during each year or period ended	Janus Overseas Fund
September 30 and the period ended October 31, 2009	2014	2013	2012	2011	2010(4)	2009(5)

Net Asset Value, Beginning of Period	$34.73	$31.56	$33.42	$47.17	$38.52	$33.51
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.28(1)	0.34	0.41	(0.34)	(0.24)	0.10
Net gain/(loss) on investments (both realized and unrealized)	0.43	3.43	0.40	(13.41)	8.93	4.91
Total from Investment Operations	0.71	3.77	0.81	(13.75)	8.69	5.01
Less Distributions:
Dividends (from net investment income)*	(0.92)	(0.60)	–	–	(0.04)	–
Distributions (from capital gains)*	–	–	(2.67)	–	–	–
Total Distributions	(0.92)	(0.60)	(2.67)	–	(0.04)	–
Net Asset Value, End of Period	$34.52	$34.73	$31.56	$33.42	$47.17	$38.52
Total Return**	2.00%	12.04%	2.46%	(29.15)%	22.57%	14.95%
Net Assets, End of Period (in thousands)	$52,599	$75,376	$113,481	$184,001	$281,217	$185,858
Average Net Assets for the Period (in thousands)	$66,242	$92,575	$158,005	$303,311	$239,154	$170,640
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.65%	1.75%	1.78%	1.77%	1.76%	2.01%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.65%	1.71%	1.73%	1.77%	1.76%	1.92%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.77%	(0.47)%	(0.12)%	(0.44)%	(0.56)%	(0.56)%
Portfolio Turnover Rate	30%	21%	26%	43%	30%	45%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Per share amounts are calculated based on average shares outstanding during the year.
(2)	Less than $0.005 on a per share basis.
(3)	Redemption fees aggregated less than $0.005 on a per share basis. Redemption fees were eliminated effective April 2, 2012.
(4)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(5)	Period from July 6, 2009 (inception date) through October 31, 2009.

See Notes to Financial Statements.

Janus Global & International Funds | 111

Financial Highlights  (continued)

Class D Shares

	Janus Asia Equity Fund
For a share outstanding during each year or period ended September 30	2014	2013	2012	2011(1)

Net Asset Value, Beginning of Period	$9.48	$9.26	$7.42	$10.00
Income/(loss) from Investment Operations:
Net investment income/(loss)	0.24(2)(3)	0.05	0.25	(0.18)
Net gain/(loss) on investments (both realized and unrealized)	0.61	0.23	1.59	(2.40)
Total from Investment Operations	0.85	0.28	1.84	(2.58)
Less Distributions and Other:
Dividends (from net investment income)*	(0.16)	(0.06)	–	–
Distributions (from capital gains)*	(0.33)	–	–	–
Redemption fees	N/A	N/A	–(4)	–(4)
Total Distributions and Other	(0.49)	(0.06)	–	–
Net Asset Value, End of Period	$9.84	$9.48	$9.26	$7.42
Total Return**	9.26%	3.01%	24.80%	(25.80)%
Net Assets, End of Period (in thousands)	$9,084	$7,477	$3,394	$1,035
Average Net Assets for the Period (in thousands)	$8,635	$7,523	$2,654	$963
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	2.31%	1.91%	2.77%	31.23%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.25%	1.40%	1.53%	1.39%(5)
Ratio of Net Investment Income/(Loss) to Average Net Assets***	2.52%(3)	0.63%	1.33%	0.90%
Portfolio Turnover Rate	72%	104%	75%	2%

Class D Shares

	Janus Emerging
	Markets Fund
For a share outstanding during each year or period ended September 30	2014	2013	2012	2011(6)

Net Asset Value, Beginning of Period	$8.24	$8.00	$7.42	$10.00
Income/(loss) from Investment Operations:
Net investment income/(loss)	0.19(2)(3)	0.20	0.05	(0.01)
Net gain/(loss) on investments (both realized and unrealized)	0.37	0.09	0.60	(2.59)
Total from Investment Operations	0.56	0.29	0.65	(2.60)
Less Distributions and Other:
Dividends (from net investment income)*	(0.22)	(0.05)	(0.04)	–
Distributions (from capital gains)*	–	–	(0.03)	–
Redemption fees	N/A	N/A	–(4)	0.02
Total Distributions and Other	(0.22)	(0.05)	(0.07)	0.02
Net Asset Value, End of Period	$8.58	$8.24	$8.00	$7.42
Total Return**	6.98%	3.56%	8.76%	(25.80)%
Net Assets, End of Period (in thousands)	$10,889	$9,136	$9,359	$6,699
Average Net Assets for the Period (in thousands)	$9,995	$9,679	$8,963	$6,847
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.67%	1.64%	2.15%	4.38%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.34%	1.30%	1.35%	1.32%(7)
Ratio of Net Investment Income/(Loss) to Average Net Assets***	2.18%(3)	0.61%	0.66%	0.91%
Portfolio Turnover Rate	59%	138%	136%	160%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from July 29, 2011 (inception date) through September 30, 2011.
(2)	Per share amounts are calculated based on average shares outstanding during the year.
(3)	Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets include a special dividend from Strides Arcolab, Ltd. in December 2013. The impact of the special dividend to Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets is $0.09 and 0.97%, respectively, for Janus Asia Equity Fund, and $0.08 and 0.94%, respectively, for Janus Emerging Markets Fund.
(4)	Redemption fees aggregated less than $0.005 on a per share basis. Redemption fees were eliminated effective April 2, 2012.
(5)	Pursuant to a contractual agreement, Janus waived certain fees and expenses during the period. The Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets would have been 2.26% in 2011 without the waiver of these fees and expenses.
(6)	Period from December 28, 2010 (inception date) through September 30, 2011.
(7)	Pursuant to a contractual agreement, Janus waived certain fees and expenses during the period. The Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets would have been 1.59% in 2011 without the waiver of these fees and expenses.

See Notes to Financial Statements.

112 | SEPTEMBER 30, 2014

Class D Shares

For a share outstanding during each year or period ended	Janus Global Life Sciences Fund
September 30	2014	2013	2012	2011	2010(1)

Net Asset Value, Beginning of Period	$42.39	$31.10	$22.83	$22.21	$21.65
Income/(loss) from Investment Operations:
Net investment income/(loss)	0.02(2)	0.06	(0.04)	(0.10)	0.24
Net gain/(loss) on investments (both realized and unrealized)	13.61	12.36	8.35	0.84	0.32
Total from Investment Operations	13.63	12.42	8.31	0.74	0.56
Less Distributions and Other:
Dividends (from net investment income)*	–	–	(0.04)	(0.12)	–
Distributions (from capital gains)*	(3.44)	(1.13)	–	–	–
Redemption fees	N/A	N/A	–(3)	–(3)	–(3)
Total Distributions and Other	(3.44)	(1.13)	(0.04)	(0.12)	–
Net Asset Value, End of Period	$52.58	$42.39	$31.10	$22.83	$22.21
Total Return**	34.41%	41.36%	36.43%	3.32%	2.59%
Net Assets, End of Period (in thousands)	$1,243,470	$846,769	$559,004	$421,225	$432,620
Average Net Assets for the Period (in thousands)	$1,052,112	$664,124	$491,822	$455,425	$426,969
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.84%	0.87%	0.90%	0.90%	1.00%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.84%	0.87%	0.90%	0.90%	1.00%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.03%	(0.24)%	(0.21)%	(0.45)%	1.74%
Portfolio Turnover Rate	52%	47%	50%	54%	42%

Class D Shares

For a share outstanding during each year or period ended	Janus Global Research Fund
September 30	2014	2013	2012	2011	2010(1)

Net Asset Value, Beginning of Period	$55.69	$46.78	$38.91	$41.86	$36.53
Income/(loss) from Investment Operations:
Net investment income/(loss)	0.65(2)	0.32	0.25	0.21	0.28
Net gain/(loss) on investments (both realized and unrealized)	6.52	8.87	7.75	(2.76)	5.05
Total from Investment Operations	7.17	9.19	8.00	(2.55)	5.33
Less Distributions and Other:
Dividends (from net investment income)*	(0.32)	(0.28)	(0.13)	(0.40)	–
Distributions (from capital gains)*	–	–	–	–	–
Redemption fees	N/A	N/A	–(3)	–(3)	–(3)
Total Distributions and Other	(0.32)	(0.28)	(0.13)	(0.40)	–
Net Asset Value, End of Period	$62.54	$55.69	$46.78	$38.91	$41.86
Total Return**	12.92%	19.76%	20.55%	(6.21)%	14.59%
Net Assets, End of Period (in thousands)	$1,450,165	$1,365,936	$118,021	$104,911	$111,287
Average Net Assets for the Period (in thousands)	$1,448,769	$771,544	$116,961	$124,160	$106,191
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.77%	0.85%	1.03%	1.00%	1.09%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.71%	0.74%	1.03%	1.00%	1.08%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.07%	1.11%	0.56%	0.41%	1.21%
Portfolio Turnover Rate	43%	67%	67%	78%	68%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from February 16, 2010 (inception date) through September 30, 2010.
(2)	Per share amounts are calculated based on average shares outstanding during the year.
(3)	Redemption fees aggregated less than $0.005 on a per share basis. Redemption fees were eliminated effective April 2, 2012.

See Notes to Financial Statements.

Janus Global & International Funds | 113

Financial Highlights  (continued)

Class D Shares

For a share outstanding during each year or period ended	Janus Global Select Fund
September 30	2014	2013	2012	2011	2010(1)

Net Asset Value, Beginning of Period	$11.68	$9.37	$9.17	$11.01	$9.82
Income/(loss) from Investment Operations:
Net investment income/(loss)	0.09(2)	0.06	0.07	0.22	0.01
Net gain/(loss) on investments (both realized and unrealized)	1.49	2.31	0.24	(1.93)	1.18
Total from Investment Operations	1.58	2.37	0.31	(1.71)	1.19
Less Distributions and Other:
Dividends (from net investment income)*	(0.06)	(0.06)	(0.11)	(0.13)	–
Distributions (from capital gains)*	–	–	–	–	–
Redemption fees	N/A	N/A	–(3)	–(3)	N/A
Total Distributions and Other	(0.06)	(0.06)	(0.11)	(0.13)	–
Net Asset Value, End of Period	$13.20	$11.68	$9.37	$9.17	$11.01
Total Return**	13.55%	25.38%	3.42%	(15.80)%	12.12%
Net Assets, End of Period (in thousands)	$1,615,507	$1,548,438	$1,455,243	$1,611,690	$2,121,813
Average Net Assets for the Period (in thousands)	$1,627,022	$1,508,289	$1,672,075	$2,155,890	$2,043,615
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.86%	0.91%	0.90%	0.85%	0.90%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.86%	0.91%	0.89%	0.85%	0.90%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.74%	0.54%	0.48%	0.73%	0.57%
Portfolio Turnover Rate	55%	53%	182%	138%	116%

Class D Shares

For a share outstanding during each year or period ended	Janus Global Technology Fund
September 30	2014	2013	2012	2011	2010(1)

Net Asset Value, Beginning of Period	$23.04	$18.60	$15.10	$15.29	$13.46
Income/(loss) from Investment Operations:
Net investment income/(loss)	0.03(2)	0.02	–(4)	–(4)	0.02
Net gain/(loss) on investments (both realized and unrealized)	3.21	4.49	3.50	(0.19)	1.81
Total from Investment Operations	3.24	4.51	3.50	(0.19)	1.83
Less Distributions and Other:
Dividends (from net investment income)*	–	–	–	–	–
Distributions (from capital gains)*	(1.79)	(0.07)	–	–	–
Redemption fees	N/A	N/A	–(3)	–(3)	–(3)
Total Distributions and Other	(1.79)	(0.07)	–	–	–
Net Asset Value, End of Period	$24.49	$23.04	$18.60	$15.10	$15.29
Total Return**	14.73%	24.31%	23.18%	(1.24)%	13.60%
Net Assets, End of Period (in thousands)	$705,264	$655,911	$574,770	$507,871	$546,899
Average Net Assets for the Period (in thousands)	$699,807	$596,429	$562,124	$603,592	$526,770
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.88%	0.92%	0.94%	0.91%	1.08%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.88%	0.92%	0.94%	0.91%	1.08%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.12%	0.06%	(0.12)%	(0.22)%	(0.39)%
Portfolio Turnover Rate	57%	36%	49%	89%	70%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from February 16, 2010 (inception date) through September 30, 2010.
(2)	Per share amounts are calculated based on average shares outstanding during the year.
(3)	Redemption fees aggregated less than $0.005 on a per share basis. Redemption fees were eliminated effective April 2, 2012.
(4)	Less than $0.005 on a per share basis.

See Notes to Financial Statements.

114 | SEPTEMBER 30, 2014

Class D Shares

	Janus International Equity Fund
For a share outstanding during each year or period ended September 30	2014	2013	2012	2011	2010(1)

Net Asset Value, Beginning of Period	$13.12	$10.56	$9.40	$10.91	$9.71
Income/(loss) from Investment Operations:
Net investment income/(loss)	0.21(2)	0.14	0.13	0.12	0.03
Net gain/(loss) on investments (both realized and unrealized)	0.23	2.54	1.18	(1.54)	1.16
Total from Investment Operations	0.44	2.68	1.31	(1.42)	1.19
Less Distributions and Other:
Dividends (from net investment income)*	(0.12)	(0.12)	(0.15)	(0.10)	–
Distributions (from capital gains)*	–	–	–	–	–
Redemption fees	N/A	N/A	–(3)	0.01	0.01
Total Distributions and Other	(0.12)	(0.12)	(0.15)	(0.09)	0.01
Net Asset Value, End of Period	$13.44	$13.12	$10.56	$9.40	$10.91
Total Return**	3.39%	25.57%	14.08%	(13.07)%	12.36%
Net Assets, End of Period (in thousands)	$22,197	$21,548	$12,927	$8,146	$5,558
Average Net Assets for the Period (in thousands)	$23,448	$18,086	$11,089	$8,914	$2,807
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.91%	0.96%	1.26%	1.15%	1.16%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.91%	0.96%	1.26%	1.15%	1.16%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.51%	1.17%	1.17%	1.12%	1.10%
Portfolio Turnover Rate	57%	74%	57%	77%	132%

Class D Shares

For a share outstanding during each year or period ended	Janus Overseas Fund
September 30	2014	2013	2012	2011	2010(1)

Net Asset Value, Beginning of Period	$35.61	$32.52	$33.98	$47.60	$41.51
Income/(loss) from Investment Operations:
Net investment income/(loss)	0.69(2)	1.11	1.03	0.19	0.16
Net gain/(loss) on investments (both realized and unrealized)	0.40	3.15	0.18	(13.73)	5.92
Total from Investment Operations	1.09	4.26	1.21	(13.54)	6.08
Less Distributions and Other:
Dividends (from net investment income)*	(1.47)	(1.17)	–	(0.08)	–
Distributions (from capital gains)*	–	–	(2.67)	–	–
Redemption fees	N/A	N/A	–(3)	–(3)	0.01
Total Distributions and Other	(1.47)	(1.17)	(2.67)	(0.08)	0.01
Net Asset Value, End of Period	$35.23	$35.61	$32.52	$33.98	$47.60
Total Return**	3.04%	13.31%	3.67%	(28.50)%	14.67%
Net Assets, End of Period (in thousands)	$1,143,816	$1,281,830	$1,402,452	$1,573,265	$2,440,197
Average Net Assets for the Period (in thousands)	$1,271,212	$1,362,059	$1,593,240	$2,375,411	$2,308,567
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.58%	0.60%	0.63%	0.82%	0.87%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.58%	0.60%	0.63%	0.82%	0.87%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.86%	0.68%	1.05%	0.49%	0.66%
Portfolio Turnover Rate	30%	21%	26%	43%	30%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from February 16, 2010 (inception date) through September 30, 2010.
(2)	Per share amounts are calculated based on average shares outstanding during the year.
(3)	Redemption fees aggregated less than $0.005 on a per share basis. Redemption fees were eliminated effective April 2, 2012.

See Notes to Financial Statements.

Janus Global & International Funds | 115

Financial Highlights  (continued)

Class I Shares

	Janus Asia Equity Fund
For a share outstanding during each year or period ended September 30	2014	2013	2012	2011(1)

Net Asset Value, Beginning of Period	$9.49	$9.27	$7.43	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.26(2)(3)	0.04	0.19	(0.23)
Net gain/(loss) on investments (both realized and unrealized)	0.60	0.26	1.65	(2.34)
Total from Investment Operations	0.86	0.30	1.84	(2.57)
Less Distributions:
Dividends (from net investment income)*	(0.17)	(0.08)	–	–
Distributions (from capital gains)*	(0.33)	–	–	–
Total Distributions	(0.50)	(0.08)	–	–
Net Asset Value, End of Period	$9.85	$9.49	$9.27	$7.43
Total Return**	9.43%	3.21%	24.76%	(25.70)%
Net Assets, End of Period (in thousands)	$2,899	$1,295	$1,145	$619
Average Net Assets for the Period (in thousands)	$2,751	$1,549	$848	$724
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	2.15%	1.70%	3.63%	28.10%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.07%	1.26%	1.29%	1.34%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	2.75%(3)	0.55%	1.19%	0.86%
Portfolio Turnover Rate	72%	104%	75%	2%

Class I Shares

	Janus Emerging
	Markets Fund
For a share outstanding during each year or period ended September 30	2014	2013	2012	2011(4)

Net Asset Value, Beginning of Period	$8.27	$8.01	$7.41	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.20(2)(3)	0.19	0.07	(0.01)
Net gain/(loss) on investments (both realized and unrealized)	0.38	0.11	0.60	(2.58)
Total from Investment Operations	0.58	0.30	0.67	(2.59)
Less Distributions and Other:
Dividends (from net investment income)*	(0.24)	(0.04)	(0.04)	–
Distributions (from capital gains)*	–	–	(0.03)	–
Redemption fees	N/A	N/A	–(5)	–(5)
Total Distributions and Other	(0.24)	(0.04)	(0.07)	–
Net Asset Value, End of Period	$8.61	$8.27	$8.01	$7.41
Total Return**	7.19%	3.78%	9.05%	(25.90)%
Net Assets, End of Period (in thousands)	$21,896	$15,996	$8,392	$3,347
Average Net Assets for the Period (in thousands)	$19,341	$12,309	$5,502	$3,574
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.52%	1.50%	1.81%	3.87%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.18%	1.14%	1.19%	1.33%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	2.29%(3)	1.16%	0.90%	0.87%
Portfolio Turnover Rate	59%	138%	136%	160%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from July 29, 2011 (inception date) through September 30, 2011.
(2)	Per share amounts are calculated based on average shares outstanding during the year.
(3)	Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets include a special dividend from Strides Arcolab, Ltd. in December 2013. The impact of the special dividend to Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets is $0.09 and 0.97%, respectively, for Janus Asia Equity Fund, and $0.08 and 0.94%, respectively, for Janus Emerging Markets Fund.
(4)	Period from December 28, 2010 (inception date) through September 30, 2011.
(5)	Redemption fees aggregated less than $0.005 on a per share basis. Redemption fees were eliminated effective April 2, 2012.

See Notes to Financial Statements.

116 | SEPTEMBER 30, 2014

Class I Shares

For a share outstanding during each year or period ended	Janus Global Life Sciences Fund
September 30 and the period ended October 31, 2009	2014	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$42.41	$31.09	$22.82	$22.22	$19.71	$17.81
Income/(Loss) from Investment Operations:
Net investment income/(loss)	(0.04)(3)	0.10	(0.01)	(0.11)	0.24	–(4)
Net gain/(loss) on investments (both realized and unrealized)	13.73	12.35	8.32	0.86	2.28	1.90
Total from Investment Operations	13.69	12.45	8.31	0.75	2.52	1.90
Less Distributions and Other:
Dividends (from net investment income)*	–	–	(0.04)	(0.15)	(0.02)	–
Distributions (from capital gains)*	(3.44)	(1.13)	–	–	–	–
Redemption fees	N/A	N/A	–(5)	–(5)	0.01	–
Total Distributions and Other	(3.44)	(1.13)	(0.04)	(0.15)	(0.01)	–
Net Asset Value, End of Period	$52.66	$42.41	$31.09	$22.82	$22.22	$19.71
Total Return**	34.55%	41.47%	36.49%	3.37%	12.85%	10.67%
Net Assets, End of Period (in thousands)	$255,398	$18,712	$7,392	$4,313	$4,319	$991
Average Net Assets for the Period (in thousands)	$104,365	$10,670	$5,822	$4,654	$2,645	$249
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.77%	0.77%	0.86%	0.87%	0.92%	0.87%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.77%	0.77%	0.86%	0.87%	0.91%	0.77%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.08)%	(0.17)%	(0.16)%	(0.45)%	1.81%	0.10%
Portfolio Turnover Rate	52%	47%	50%	54%	42%	70%

Class I Shares

For a share outstanding during each year or period ended	Janus Global Research Fund
September 30 and the period ended October 31, 2009	2014	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$56.50	$47.45	$39.49	$42.51	$35.81	$30.87
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.72(3)	0.35	0.25	0.28	0.28	0.09
Net gain/(loss) on investments (both realized and unrealized)	6.58	9.05	7.87	(2.80)	6.48	4.85
Total from Investment Operations	7.30	9.40	8.12	(2.52)	6.76	4.94
Less Distributions and Other:
Dividends (from net investment income)*	(0.39)	(0.35)	(0.16)	(0.50)	(0.06)	–
Distributions (from capital gains)*	–	–	–	–	–	–
Redemption fees	N/A	N/A	–(5)	–(5)	–(5)	–
Total Distributions and Other	(0.39)	(0.35)	(0.16)	(0.50)	(0.06)	–
Net Asset Value, End of Period	$63.41	$56.50	$47.45	$39.49	$42.51	$35.81
Total Return**	12.98%	19.92%	20.59%	(6.10)%	18.93%	16.00%
Net Assets, End of Period (in thousands)	$137,266	$103,604	$59,140	$33,967	$14,228	$37
Average Net Assets for the Period (in thousands)	$120,064	$82,735	$41,438	$25,488	$8,698	$31
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.67%	0.80%	0.97%	0.96%	0.96%	0.43%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.62%	0.72%	0.97%	0.96%	0.96%	0.39%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.16%	0.91%	0.66%	0.52%	1.34%	1.01%
Portfolio Turnover Rate	43%	67%	67%	78%	68%	99%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Per share amounts are calculated based on average shares outstanding during the year.
(4)	Less than $0.005 on a per share basis.
(5)	Redemption fees aggregated less than $0.005 on a per share basis. Redemption fees were eliminated effective April 2, 2012.

See Notes to Financial Statements.

Janus Global & International Funds | 117

Financial Highlights  (continued)

Class I Shares

For a share outstanding during each year or period ended	Janus Global Select Fund
September 30 and the period ended October 31, 2009	2014	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$11.72	$9.37	$9.17	$11.03	$9.04	$7.59
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.11(3)	0.07	0.08	0.21	0.03	–(4)
Net gain/(loss) on investments (both realized and unrealized)	1.49	2.32	0.22	(1.92)	1.97	1.45
Total from Investment Operations	1.60	2.39	0.30	(1.71)	2.00	1.45
Less Distributions and Other:
Dividends (from net investment income)*	(0.08)	(0.04)	(0.10)	(0.15)	(0.01)	–
Distributions (from capital gains)*	–	–	–	–	–	–
Redemption fees	N/A	N/A	–(5)	–(5)	N/A	N/A
Total Distributions and Other	(0.08)	(0.04)	(0.10)	(0.15)	(0.01)	–
Net Asset Value, End of Period	$13.24	$11.72	$9.37	$9.17	$11.03	$9.04
Total Return**	13.73%	25.63%	3.30%	(15.83)%	22.17%	19.10%
Net Assets, End of Period (in thousands)	$35,503	$33,056	$16,902	$26,051	$52,107	$9,121
Average Net Assets for the Period (in thousands)	$34,589	$24,652	$24,543	$47,794	$28,520	$2,354
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.73%	0.76%	0.95%	0.84%	0.79%	0.74%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.73%	0.76%	0.93%	0.84%	0.79%	0.66%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.87%	0.89%	0.41%	0.69%	0.57%	(0.31)%
Portfolio Turnover Rate	55%	53%	182%	138%	116%	125%

Class I Shares

For a share outstanding during each year or period ended	Janus Global Technology Fund
September 30 and the period ended October 31, 2009	2014	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$23.13	$18.66	$15.15	$15.32	$12.57	$10.96
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.05(3)	0.04	–(4)	–(4)	–(4)	–(4)
Net gain/(loss) on investments (both realized and unrealized)	3.23	4.50	3.51	(0.17)	2.74	1.61
Total from Investment Operations	3.28	4.54	3.51	(0.17)	2.74	1.61
Less Distributions and Other:
Dividends (from net investment income)*	–	–	–	–	–	–
Distributions (from capital gains)*	(1.79)	(0.07)	–	–	–	–
Redemption fees	N/A	N/A	–(5)	–(5)	0.01	–
Total Distributions and Other	(1.79)	(0.07)	–	–	0.01	–
Net Asset Value, End of Period	$24.62	$23.13	$18.66	$15.15	$15.32	$12.57
Total Return**	14.84%	24.40%	23.17%	(1.11)%	21.88%	14.69%
Net Assets, End of Period (in thousands)	$17,322	$9,679	$7,737	$6,562	$5,959	$973
Average Net Assets for the Period (in thousands)	$13,502	$8,188	$7,067	$7,506	$1,876	$123
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.82%	0.81%	0.92%	0.87%	1.10%	0.85%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.82%	0.81%	0.92%	0.86%	1.10%	0.63%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.21%	0.16%	(0.10)%	(0.16)%	(0.52)%	(1.27)%
Portfolio Turnover Rate	57%	36%	49%	89%	70%	111%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Per share amounts are calculated based on average shares outstanding during the year.
(4)	Less than $0.005 on a per share basis.
(5)	Redemption fees aggregated less than $0.005 on a per share basis. Redemption fees were eliminated effective April 2, 2012.

See Notes to Financial Statements.

118 | SEPTEMBER 30, 2014

Class I Shares

	Janus International Equity Fund
For a share outstanding during each year ended September 30	2014	2013	2012	2011	2010

Net Asset Value, Beginning of Period	$13.14	$10.57	$9.41	$10.90	$9.65
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.24(1)	0.20	0.26	0.16	0.09
Net gain/(loss) on investments (both realized and unrealized)	0.22	2.50	1.07	(1.55)	1.20
Total from Investment Operations	0.46	2.70	1.33	(1.39)	1.29
Less Distributions and Other:
Dividends (from net investment income)*	(0.13)	(0.13)	(0.17)	(0.10)	(0.04)
Distributions (from capital gains)*	–	–	–	–	–
Redemption fees	N/A	N/A	–(2)	–(2)	–(2)
Total Distributions and Other	(0.13)	(0.13)	(0.17)	(0.10)	(0.04)
Net Asset Value, End of Period	$13.47	$13.14	$10.57	$9.41	$10.90
Total Return	3.54%	25.74%	14.33%	(12.93)%	13.44%
Net Assets, End of Period (in thousands)	$82,290	$51,080	$54,979	$111,307	$131,905
Average Net Assets for the Period (in thousands)	$69,670	$50,216	$107,482	$142,120	$110,413
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets	0.80%	0.86%	0.99%	0.90%	0.99%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets	0.80%	0.86%	0.99%	0.90%	0.99%
Ratio of Net Investment Income/(Loss) to Average Net Assets	1.72%	1.18%	1.41%	1.36%	1.13%
Portfolio Turnover Rate	57%	74%	57%	77%	132%

Class I Shares

For a share outstanding during each year or period
ended September 30 and the period ended	Janus Overseas Fund
October 31, 2009	2014	2013	2012	2011	2010(3)	2009(4)

Net Asset Value, Beginning of Period	$35.68	$32.56	$34.03	$47.67	$38.67	$33.51
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.67(1)	1.50	1.27	0.22	0.08	0.21
Net gain/(loss) on investments (both realized and unrealized)	0.45	2.79	(0.07)	(13.73)	9.08	4.95
Total from Investment Operations	1.12	4.29	1.20	(13.51)	9.16	5.16
Less Distributions and Other:
Dividends (from net investment income)*	(1.47)	(1.17)	–	(0.13)	(0.17)	–
Distributions (from capital gains)*	–	–	(2.67)	–	–	–
Redemption fees	N/A	N/A	–(2)	–(2)	0.01	–(2)
Total Distributions and Other	(1.47)	(1.17)	(2.67)	(0.13)	(0.16)	–
Net Asset Value, End of Period	$35.33	$35.68	$32.56	$34.03	$47.67	$38.67
Total Return**	3.11%	13.38%	3.63%	(28.42)%	23.78%	15.40%
Net Assets, End of Period (in thousands)	$382,220	$638,610	$882,908	$1,275,662	$1,534,256	$542,392
Average Net Assets for the Period (in thousands)	$459,134	$786,165	$1,175,310	$1,878,306	$913,570	$447,943
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.54%	0.54%	0.62%	0.75%	0.80%	0.70%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.54%	0.54%	0.62%	0.75%	0.77%	0.69%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.80%	0.71%	1.06%	0.61%	0.48%	0.64%
Portfolio Turnover Rate	30%	21%	26%	43%	30%	45%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Per share amounts are calculated based on average shares outstanding during the year.
(2)	Redemption fees aggregated less than $0.005 on a per share basis. Redemption fees were eliminated effective April 2, 2012.
(3)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(4)	Period from July 6, 2009 (inception date) through October 31, 2009.

See Notes to Financial Statements.

Janus Global & International Funds | 119

Financial Highlights  (continued)

Class N Shares

	Janus International Equity Fund
For a share outstanding during each year or period ended September 30	2014	2013	2012(1)

Net Asset Value, Beginning of Period	$13.13	$10.58	$9.59
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.23(2)	0.16	0.04
Net gain/(loss) on investments (both realized and unrealized)	0.23	2.54	0.95
Total from Investment Operations	0.46	2.70	0.99
Less Distributions:
Dividends (from net investment income)*	(0.14)	(0.15)	–
Distributions (from capital gains)*	–	–	–
Total Distributions	(0.14)	(0.15)	–
Net Asset Value, End of Period	$13.45	$13.13	$10.58
Total Return**	3.52%	25.78%	10.32%
Net Assets, End of Period (in thousands)	$112,593	$110,785	$66,213
Average Net Assets for the Period (in thousands)	$115,799	$87,061	$59,567
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.75%	0.80%	0.91%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.75%	0.80%	0.91%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.65%	1.36%	1.19%
Portfolio Turnover Rate	57%	74%	57%

Class N Shares

	Janus Overseas Fund
For a share outstanding during each year or period ended September 30	2014	2013	2012(1)

Net Asset Value, Beginning of Period	$35.65	$32.56	$30.64
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.77(2)	0.94	0.36
Net gain/(loss) on investments (both realized and unrealized)	0.39	3.38	1.56
Total from Investment Operations	1.16	4.32	1.92
Less Distributions:
Dividends (from net investment income)*	(1.54)	(1.23)	–
Distributions (from capital gains)*	–	–	–
Total Distributions	(1.54)	(1.23)	–
Net Asset Value, End of Period	$35.27	$35.65	$32.56
Total Return**	3.24%	13.50%	6.27%
Net Assets, End of Period (in thousands)	$148,599	$54,195	$58,250
Average Net Assets for the Period (in thousands)	$159,178	$55,053	$32,375
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.43%	0.43%	0.44%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.43%	0.43%	0.44%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	2.08%	0.84%	0.82%
Portfolio Turnover Rate	30%	21%	26%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from May 31, 2012 (inception date) through September 30, 2012.
(2)	Per share amounts are calculated based on average shares outstanding during the year.

See Notes to Financial Statements.

120 | SEPTEMBER 30, 2014

Class R Shares

	Janus Global Research Fund
For a share outstanding during each year or period ended September 30	2014	2013(1)

Net Asset Value, Beginning of Period	$55.95	$52.58
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.31(2)	0.03
Net gain/(loss) on investments (both realized and unrealized)	6.55	3.34
Total from Investment Operations	6.86	3.37
Less Distributions:
Dividends (from net investment income)*	(0.06)	–
Distributions (from capital gains)*	–	–
Total Distributions	(0.06)	–
Net Asset Value, End of Period	$62.75	$55.95
Total Return**	12.27%	6.41%
Net Assets, End of Period (in thousands)	$2,624	$1,567
Average Net Assets for the Period (in thousands)	$2,026	$1,373
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.35%	1.41%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.29%	1.30%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.51%	0.61%
Portfolio Turnover Rate	43%	67%

Class R Shares

For a share outstanding during each year or period ended	Janus Global Select Fund
September 30 and the period ended October 31, 2009	2014	2013	2012	2011	2010(3)	2009(4)

Net Asset Value, Beginning of Period	$11.59	$9.30	$9.09	$10.94	$9.02	$7.59
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.02(2)	(0.09)	–(5)	0.13	(0.03)	(0.01)
Net gain/(loss) on investments (both realized and unrealized)	1.48	2.38	0.26	(1.90)	1.95	1.44
Total from Investment Operations	1.50	2.29	0.26	(1.77)	1.92	1.43
Less Distributions and Other:
Dividends (from net investment income)*	–	–	(0.05)	(0.08)	–	–
Distributions (from capital gains)*	–	–	–	–	–	–
Redemption fees	N/A	N/A	–(6)	–(6)	–	–
Total Distributions and Other	–	–	(0.05)	(0.08)	–	–
Net Asset Value, End of Period	$13.09	$11.59	$9.30	$9.09	$10.94	$9.02
Total Return**	12.94%	24.62%	2.85%	(16.35)%	21.29%	18.84%
Net Assets, End of Period (in thousands)	$560	$919	$1,915	$2,159	$3,426	$1,597
Average Net Assets for the Period (in thousands)	$792	$1,696	$2,253	$3,171	$2,334	$1,374
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.44%	1.46%	1.47%	1.46%	1.50%	1.49%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.44%	1.46%	1.47%	1.46%	1.50%	1.47%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.13%	(0.09)%	(0.14)%	0.13%	(0.21)%	(0.71)%
Portfolio Turnover Rate	55%	53%	182%	138%	116%	125%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from March 15, 2013 through September 30, 2013.
(2)	Per share amounts are calculated based on average shares outstanding during the year.
(3)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(4)	Period from July 6, 2009 (inception date) through October 31, 2009.
(5)	Less than $0.005 on a per share basis.
(6)	Redemption fees aggregated less than $0.005 on a per share basis. Redemption fees were eliminated effective April 2, 2012.

See Notes to Financial Statements.

Janus Global & International Funds | 121

Financial Highlights  (continued)

Class R Shares

	Janus International Equity Fund
For a share outstanding during each year ended September 30	2014	2013	2012	2011	2010

Net Asset Value, Beginning of Period	$12.97	$10.50	$9.30	$10.79	$9.58
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.14(1)	0.05	(0.03)	0.10	0.03
Net gain/(loss) on investments (both realized and unrealized)	0.21	2.54	1.29	(1.56)	1.18
Total from Investment Operations	0.35	2.59	1.26	(1.46)	1.21
Less Distributions and Other:
Dividends (from net investment income)*	(0.05)	(0.12)	(0.06)	(0.03)	–
Distributions (from capital gains)*	–	–	–	–	–
Redemption fees	N/A	N/A	–(2)	–(2)	–(2)
Total Distributions and Other	(0.05)	(0.12)	(0.06)	(0.03)	–
Net Asset Value, End of Period	$13.27	$12.97	$10.50	$9.30	$10.79
Total Return	2.74%	24.81%	13.63%	(13.58)%	12.63%
Net Assets, End of Period (in thousands)	$3,906	$1,982	$1,552	$568	$764
Average Net Assets for the Period (in thousands)	$2,798	$1,768	$665	$902	$672
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets	1.50%	1.56%	1.70%	1.63%	1.71%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets	1.50%	1.56%	1.70%	1.63%	1.71%
Ratio of Net Investment Income/(Loss) to Average Net Assets	1.03%	0.51%	0.69%	0.63%	0.41%
Portfolio Turnover Rate	57%	74%	57%	77%	132%

Class R Shares

For a share outstanding during each year or period ended	Janus Overseas Fund
September 30 and the period ended October 31, 2009	2014	2013	2012	2011	2010(3)	2009(4)

Net Asset Value, Beginning of Period	$35.03	$31.96	$33.64	$47.32	$38.58	$33.51
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.46(1)	0.90	0.74	(0.09)	(0.13)	0.16
Net gain/(loss) on investments (both realized and unrealized)	0.41	3.09	0.25	(13.59)	8.95	4.91
Total from Investment Operations	0.87	3.99	0.99	(13.68)	8.82	5.07
Less Distributions and Other:
Dividends (from net investment income)*	(1.20)	(0.92)	–	–	(0.09)	–
Distributions (from capital gains)*	–	–	(2.67)	–	–	–
Redemption fees	N/A	N/A	–(2)	–(2)	0.01	–
Total Distributions and Other	(1.20)	(0.92)	(2.67)	–	(0.08)	–
Net Asset Value, End of Period	$34.70	$35.03	$31.96	$33.64	$47.32	$38.58
Total Return**	2.45%	12.65%	3.01%	(28.91)%	22.91%	15.13%
Net Assets, End of Period (in thousands)	$66,292	$90,140	$129,777	$132,118	$158,469	$99,338
Average Net Assets for the Period (in thousands)	$82,309	$106,930	$139,180	$177,799	$128,643	$95,361
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.18%	1.18%	1.24%	1.43%	1.48%	1.44%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.18%	1.18%	1.24%	1.43%	1.48%	1.43%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.25%	0.07%	0.44%	(0.08)%	(0.27)%	(0.07)%
Portfolio Turnover Rate	30%	21%	26%	43%	30%	45%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Per share amounts are calculated based on average shares outstanding during the year.
(2)	Redemption fees aggregated less than $0.005 on a per share basis. Redemption fees were eliminated effective April 2, 2012.
(3)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(4)	Period from July 6, 2009 (inception date) through October 31, 2009.

See Notes to Financial Statements.

122 | SEPTEMBER 30, 2014

Class S Shares

	Janus Asia Equity Fund
For a share outstanding during each year or period ended September 30	2014	2013	2012	2011(1)

Net Asset Value, Beginning of Period	$9.43	$9.23	$7.43	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.23(2)(3)	0.05	0.10	(0.23)
Net gain/(loss) on investments (both realized and unrealized)	0.59	0.22	1.70	(2.34)
Total from Investment Operations	0.82	0.27	1.80	(2.57)
Less Distributions:
Dividends (from net investment income)*	(0.13)	(0.07)	–	–
Distributions (from capital gains)*	(0.33)	–	–	–
Total Distributions	(0.46)	(0.07)	–	–
Net Asset Value, End of Period	$9.79	$9.43	$9.23	$7.43
Total Return**	9.02%	2.86%	24.23%	(25.70)%
Net Assets, End of Period (in thousands)	$345	$791	$769	$619
Average Net Assets for the Period (in thousands)	$752	$874	$710	$724
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	2.58%	2.21%	4.97%	28.59%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.46%	1.65%	1.75%	1.36%(4)
Ratio of Net Investment Income/(Loss) to Average Net Assets***	2.42%(3)	0.29%	0.63%	0.84%
Portfolio Turnover Rate	72%	104%	75%	2%

Class S Shares

	Janus Emerging
	Markets Fund
For a share outstanding during each year or period ended September 30	2014	2013	2012	2011(5)

Net Asset Value, Beginning of Period	$8.24	$7.97	$7.41	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.18(2)(3)	0.14	0.02	(0.03)
Net gain/(loss) on investments (both realized and unrealized)	0.36	0.14	0.61	(2.56)
Total from Investment Operations	0.54	0.28	0.63	(2.59)
Less Distributions:
Dividends (from net investment income)*	(0.22)	(0.01)	(0.04)	–
Distributions (from capital gains)*	–	–	(0.03)	–
Total Distributions	(0.22)	(0.01)	(0.07)	–
Net Asset Value, End of Period	$8.56	$8.24	$7.97	$7.41
Total Return**	6.67%	3.55%	8.50%	(25.90)%
Net Assets, End of Period (in thousands)	$147	$337	$676	$617
Average Net Assets for the Period (in thousands)	$326	$481	$676	$800
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	2.05%	1.97%	2.50%	4.61%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.54%	1.48%	1.64%	1.39%(6)
Ratio of Net Investment Income/(Loss) to Average Net Assets***	2.10%(3)	0.05%	0.29%	0.62%
Portfolio Turnover Rate	59%	138%	136%	160%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from July 29, 2011 (inception date) through September 30, 2011.
(2)	Per share amounts are calculated based on average shares outstanding during the year.
(3)	Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets include a special dividend from Strides Arcolab, Ltd. in December 2013. The impact of the special dividend to Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets is $0.04 and 0.97%, respectively, for Janus Asia Equity Fund, and $0.08 and 0.94%, respectively, for Janus Emerging Markets Fund.
(4)	Pursuant to a contractual agreement, Janus waived certain fees and expenses during the period. The Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets would have been 1.84% in 2011 without the waiver of these fees and expenses.
(5)	Period from December 28, 2010 (inception date) through September 30, 2011.
(6)	Pursuant to a contractual agreement, Janus waived certain fees and expenses during the period. The Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets would have been 1.82% in 2011 without the waiver of these fees and expenses.

See Notes to Financial Statements.

Janus Global & International Funds | 123

Financial Highlights  (continued)

Class S Shares

For a share outstanding during each year or period ended	Janus Global Life Sciences Fund
September 30 and the period ended October 31, 2009	2014	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$41.85	$30.82	$22.66	$22.09	$19.66	$17.81
Income/(Loss) from Investment Operations:
Net investment income/(loss)	(0.13)(3)	0.28	(0.23)	(0.20)	0.21	–(4)
Net gain/(loss) on investments (both realized and unrealized)	13.40	11.88	8.39	0.85	2.23	1.85
Total from Investment Operations	13.27	12.16	8.16	0.65	2.44	1.85
Less Distributions and Other:
Dividends (from net investment income)*	–	–	–	(0.08)	(0.02)	–
Distributions (from capital gains)*	(3.44)	(1.13)	–	–	–	–
Redemption fees	N/A	N/A	–(5)	–(5)	0.01	–
Total Distributions and Other	(3.44)	(1.13)	–	(0.08)	(0.01)	–
Net Asset Value, End of Period	$51.68	$41.85	$30.82	$22.66	$22.09	$19.66
Total Return**	33.97%	40.88%	36.01%	2.94%	12.46%	10.39%
Net Assets, End of Period (in thousands)	$6,146	$9,021	$161	$181	$189	$11
Average Net Assets for the Period (in thousands)	$11,077	$2,122	$199	$207	$149	$1
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.18%	1.20%	1.23%	1.24%	1.33%	1.48%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.16%	1.20%	1.23%	1.24%	1.33%	1.24%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.27)%	(0.89)%	(0.52)%	(0.80)%	1.16%	(0.07)%
Portfolio Turnover Rate	52%	47%	50%	54%	42%	70%

Class S Shares

For a share outstanding during each year or period ended	Janus Global Research Fund
September 30 and the period ended October 31, 2009	2014	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$56.38	$47.36	$39.59	$42.57	$36.01	$31.10
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.45(3)	0.38	0.03	0.29	0.10	(0.03)
Net gain/(loss) on investments (both realized and unrealized)	6.62	8.77	7.93	(3.02)	6.52	4.94
Total from Investment Operations	7.07	9.15	7.96	(2.73)	6.62	4.91
Less Distributions and Other:
Dividends (from net investment income)*	(0.12)	(0.13)	(0.19)	(0.25)	(0.06)	–
Distributions (from capital gains)*	–	–	–	–	–	–
Redemption fees	N/A	N/A	–	–	–(5)	–
Total Distributions and Other	(0.12)	(0.13)	(0.19)	(0.25)	(0.06)	–
Net Asset Value, End of Period	$63.33	$56.38	$47.36	$39.59	$42.57	$36.01
Total Return**	12.56%	19.38%	20.13%	(6.50)%	18.40%	15.80%
Net Assets, End of Period (in thousands)	$42,894	$47,077	$3,895	$192	$13	$13
Average Net Assets for the Period (in thousands)	$45,522	$26,983	$3,136	$154	$12	$2
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.10%	1.17%	1.38%	1.35%	1.45%	1.42%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.04%	1.07%	1.38%	1.35%	1.45%	1.16%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.73%	0.79%	0.20%	0.21%	0.40%	(1.18)%
Portfolio Turnover Rate	43%	67%	67%	78%	68%	99%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Per share amounts are calculated based on average shares outstanding during the year.
(4)	Less than $0.005 on a per share basis.
(5)	Redemption fees aggregated less than $0.005 on a per share basis. Redemption fees were eliminated effective April 2, 2012.

See Notes to Financial Statements.

124 | SEPTEMBER 30, 2014

Class S Shares

For a share outstanding during each year or period ended	Janus Global Select Fund
September 30 and the period ended October 31, 2009	2014	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$11.76	$9.48	$9.17	$10.98	$9.03	$7.59
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.04(3)	0.16	0.04	0.29	(0.03)	(0.01)
Net gain/(loss) on investments (both realized and unrealized)	1.52	2.20	0.27	(2.05)	1.98	1.45
Total from Investment Operations	1.56	2.36	0.31	(1.76)	1.95	1.44
Less Distributions and Other:
Dividends (from net investment income)*	–	(0.08)	–	(0.05)	–	–
Distributions (from capital gains)*	–	–	–	–	–	–
Redemption fees	N/A	N/A	–(4)	–(4)	N/A	N/A
Total Distributions and Other	–	(0.08)	–	(0.05)	–	–
Net Asset Value, End of Period	$13.32	$11.76	$9.48	$9.17	$10.98	$9.03
Total Return**	13.27%	25.00%	3.38%	(16.12)%	21.59%	18.97%
Net Assets, End of Period (in thousands)	$424	$733	$1,120	$802	$12,076	$13,346
Average Net Assets for the Period (in thousands)	$542	$1,071	$1,238	$7,522	$13,398	$10,379
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.19%	1.21%	0.74%(5)	1.21%	1.24%	1.24%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.16%	1.18%	0.73%(5)	1.21%	1.24%	1.21%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.34%	0.22%	0.68%	0.14%	0.04%	(0.46)%
Portfolio Turnover Rate	55%	53%	182%	138%	116%	125%

Class S Shares

For a share outstanding during each year or period ended	Janus Global Technology Fund
September 30 and the period ended October 31, 2009	2014	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$22.71	$18.39	$14.99	$15.22	$12.55	$10.96
Income/(Loss) from Investment Operations:
Net investment income/(loss)	(0.04)(3)	0.01	–(6)	(0.05)	(0.05)	0.01
Net gain/(loss) on investments (both realized and unrealized)	3.16	4.38	3.40	(0.18)	2.72	1.58
Total from Investment Operations	3.12	4.39	3.40	(0.23)	2.67	1.59
Less Distributions and Other:
Dividends (from net investment income)*	–	–	–	–	–	–
Distributions (from capital gains)*	(1.79)	(0.07)	–	–	–	–
Redemption fees	N/A	N/A	–(4)	–(4)	–(4)	–
Total Distributions and Other	(1.79)	(0.07)	–	–	–	–
Net Asset Value, End of Period	$24.04	$22.71	$18.39	$14.99	$15.22	$12.55
Total Return**	14.39%	23.94%	22.68%	(1.51)%	21.27%	14.51%
Net Assets, End of Period (in thousands)	$2,357	$1,226	$532	$259	$213	$67
Average Net Assets for the Period (in thousands)	$2,040	$772	$340	$268	$165	$38
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.20%	1.22%	1.26%	1.25%	1.43%	1.31%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.20%	1.22%	1.26%	1.25%	1.42%	1.26%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.18)%	(0.24)%	(0.40)%	(0.54)%	(0.80)%	(0.61)%
Portfolio Turnover Rate	57%	36%	49%	89%	70%	111%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Per share amounts are calculated based on average shares outstanding during the year.
(4)	Redemption fees aggregated less than $0.005 on a per share basis. Redemption fees were eliminated effective April 2, 2012.
(5)	A non-recurring expense adjustment impacted the Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets and Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets. The ratio would be 1.22% and 1.21%, respectively, without the inclusion of the non-recurring expense adjustment.
(6)	Less than $0.005 on a per share basis.

See Notes to Financial Statements.

Janus Global & International Funds | 125

Financial Highlights  (continued)

Class S Shares

	Janus International Equity Fund
For a share outstanding during each year ended September 30	2014	2013	2012	2011	2010

Net Asset Value, Beginning of Period	$13.51	$10.93	$9.52	$11.04	$9.78
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.17(1)	(0.08)	0.22	0.20	0.04
Net gain/(loss) on investments (both realized and unrealized)	0.24	2.80	1.24	(1.67)	1.23
Total from Investment Operations	0.41	2.72	1.46	(1.47)	1.27
Less Distributions and Other:
Dividends (from net investment income)*	(0.10)	(0.14)	(0.05)	(0.05)	(0.01)
Distributions (from capital gains)*	–	–	–	–	–
Redemption fees	N/A	N/A	–(2)	–(2)	–(2)
Total Distributions and Other	(0.10)	(0.14)	(0.05)	(0.05)	(0.01)
Net Asset Value, End of Period	$13.82	$13.51	$10.93	$9.52	$11.04
Total Return	3.05%	25.13%	15.44%	(13.41)%	13.03%
Net Assets, End of Period (in thousands)	$13,253	$8,045	$3,173	$2,865	$6,363
Average Net Assets for the Period (in thousands)	$10,466	$5,131	$2,714	$5,948	$5,510
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets	1.25%	1.30%	1.01%(3)	1.38%	1.46%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets	1.25%	1.30%	1.00%(3)	1.38%	1.46%
Ratio of Net Investment Income/(Loss) to Average Net Assets	1.19%	0.83%	2.19%	0.84%	0.63%
Portfolio Turnover Rate	57%	74%	57%	77%	132%

Class S Shares

For a share outstanding during each year or period
ended September 30 and the period ended	Janus Overseas Fund
October 31, 2009	2014	2013	2012	2011	2010(4)	2009(5)

Net Asset Value, Beginning of Period	$35.32	$32.23	$33.82	$47.44	$38.61	$33.51
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.55(1)	1.18	0.90	(0.01)	(0.04)	0.20
Net gain/(loss) on investments (both realized and unrealized)	0.42	2.93	0.18	(13.62)	8.97	4.89
Total from Investment Operations	0.97	4.11	1.08	(13.63)	8.93	5.09
Less Distributions and Other:
Dividends (from net investment income)*	(1.28)	(1.02)	–	–	(0.11)	–
Distributions (from capital gains)*	–	–	(2.67)	–	–	–
Redemption fees	N/A	N/A	–(2)	0.01	0.01	0.01
Total Distributions and Other	(1.28)	(1.02)	(2.67)	0.01	(0.10)	0.01
Net Asset Value, End of Period	$35.01	$35.32	$32.23	$33.82	$47.44	$38.61
Total Return**	2.71%	12.91%	3.28%	(28.71)%	23.20%	15.22%
Net Assets, End of Period (in thousands)	$397,834	$620,750	$924,703	$1,132,967	$1,728,739	$1,371,807
Average Net Assets for the Period (in thousands)	$528,419	$793,882	$1,087,271	$1,731,141	$1,601,017	$1,344,815
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.93%	0.93%	0.99%	1.18%	1.22%	1.19%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.93%	0.93%	0.99%	1.18%	1.22%	1.18%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.49%	0.31%	0.67%	0.13%	(0.04)%	0.18%
Portfolio Turnover Rate	30%	21%	26%	43%	30%	45%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Per share amounts are calculated based on average shares outstanding during the year.
(2)	Redemption fees aggregated less than $0.005 on a per share basis. Redemption fees were eliminated effective April 2, 2012.
(3)	A non-recurring expense adjustment impacted the Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets and Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets. The ratio would be 1.43% and 1.43%, respectively, without the inclusion of the non-recurring expense adjustment.
(4)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(5)	Period from July 6, 2009 (inception date) through October 31, 2009.

See Notes to Financial Statements.

126 | SEPTEMBER 30, 2014

Class T Shares

	Janus Asia Equity Fund
For a share outstanding during each year or period ended September 30	2014	2013	2012	2011(1)

Net Asset Value, Beginning of Period	$9.45	$9.25	$7.43	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.24(2)(3)	0.13	0.15	(0.23)
Net gain/(loss) on investments (both realized and unrealized)	0.61	0.15	1.67	(2.34)
Total from Investment Operations	0.85	0.28	1.82	(2.57)
Less Distributions:
Dividends (from net investment income)*	(0.16)	(0.08)	–	–
Distributions (from capital gains)*	(0.33)	–	–	–
Total Distributions	(0.49)	(0.08)	–	–
Net Asset Value, End of Period	$9.81	$9.45	$9.25	$7.43
Total Return**	9.37%	2.99%	24.50%	(25.70)%
Net Assets, End of Period (in thousands)	$712	$1,644	$861	$619
Average Net Assets for the Period (in thousands)	$1,357	$1,331	$798	$724
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	2.44%	2.05%	4.33%	28.34%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.26%	1.43%	1.54%	1.35%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	2.49%(3)	0.63%	0.89%	0.85%
Portfolio Turnover Rate	72%	104%	75%	2%

Class T Shares

	Janus Emerging
	Markets Fund
For a share outstanding during each year or period ended September 30	2014	2013	2012	2011(4)

Net Asset Value, Beginning of Period	$8.26	$7.99	$7.41	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.19(2)(3)	0.29	0.05	(0.01)
Net gain/(loss) on investments (both realized and unrealized)	0.37	0.01	0.60	(2.59)
Total from Investment Operations	0.56	0.30	0.65	(2.60)
Less Distributions and Other:
Dividends (from net investment income)*	(0.22)	(0.03)	(0.04)	–
Distributions (from capital gains)*	–	–	(0.03)	–
Redemption fees	N/A	N/A	–(5)	0.01
Total Distributions and Other	(0.22)	(0.03)	(0.07)	0.01
Net Asset Value, End of Period	$8.60	$8.26	$7.99	$7.41
Total Return**	6.92%	3.73%	8.78%	(25.90)%
Net Assets, End of Period (in thousands)	$1,207	$825	$2,141	$1,301
Average Net Assets for the Period (in thousands)	$1,121	$2,105	$2,004	$1,320
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.77%	1.70%	2.13%	4.08%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.41%	1.37%	1.42%	1.34%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	2.19%(3)	(0.19)%	0.58%	0.85%
Portfolio Turnover Rate	59%	138%	136%	160%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from July 29, 2011 (inception date) through September 30, 2011.
(2)	Per share amounts are calculated based on average shares outstanding during the year.
(3)	Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets include a special dividend from Strides Arcolab, Ltd. in December 2013. The impact of the special dividend to Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets is $0.09 and 0.97%, respectively, for Janus Asia Equity Fund, and $0.08 and 0.94%, respectively, for Janus Emerging Markets Fund.
(4)	Period from December 28, 2010 (inception date) through September 30, 2011.
(5)	Redemption fees aggregated less than $0.005 on a per share basis. Redemption fees were eliminated effective April 2, 2012.

See Notes to Financial Statements.

Janus Global & International Funds | 127

Financial Highlights  (continued)

Class T Shares

For a share outstanding during each year or period	Janus Global Life Sciences Fund
ended September 30 and the year ended October 31	2014	2013	2012	2011	2010(1)	2009

Net Asset Value, Beginning of Period	$42.34	$31.09	$22.81	$22.19	$19.70	$17.78
Income/(Loss) from Investment Operations:
Net investment income/(loss)	(0.04)(2)	0.03	(0.06)	(0.12)	0.27	0.04
Net gain/(loss) on investments (both realized and unrealized)	13.61	12.35	8.35	0.84	2.22	1.94
Total from Investment Operations	13.57	12.38	8.29	0.72	2.49	1.98
Less Distributions and Other:
Dividends (from net investment income)*	–	–	(0.01)	(0.10)	–(3)	(0.06)
Distributions (from capital gains)*	(3.44)	(1.13)	–	–	–	–
Redemption fees	N/A	N/A	–(4)	–(4)	–(4)	–(4)
Total Distributions and Other	(3.44)	(1.13)	(0.01)	(0.10)	–	(0.06)
Net Asset Value, End of Period	$52.47	$42.34	$31.09	$22.81	$22.19	$19.70
Total Return**	34.31%	41.24%	36.34%	3.26%	12.65%	11.21%
Net Assets, End of Period (in thousands)	$1,000,993	$485,819	$266,444	$203,916	$230,708	$646,206
Average Net Assets for the Period (in thousands)	$723,035	$328,041	$233,296	$232,934	$381,186	$618,360
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.93%	0.95%	0.98%	1.00%	1.01%	1.04%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.92%	0.94%	0.98%	1.00%	1.01%	1.03%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.08)%	(0.32)%	(0.28)%	(0.56)%	0.80%	0.28%
Portfolio Turnover Rate	52%	47%	50%	54%	42%	70%

Class T Shares

For a share outstanding during each year or period ended	Janus Global Research Fund
September 30 and the year ended October 31	2014	2013	2012	2011	2010(1)	2009

Net Asset Value, Beginning of Period	$55.62	$46.72	$38.85	$41.80	$35.23	$27.28
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.60(2)	0.38	0.22	0.12	0.19	0.15
Net gain/(loss) on investments (both realized and unrealized)	6.52	8.77	7.71	(2.70)	6.38	8.05
Total from Investment Operations	7.12	9.15	7.93	(2.58)	6.57	8.20
Less Distributions and Other:
Dividends (from net investment income)*	(0.28)	(0.25)	(0.06)	(0.37)	–(3)	(0.25)
Distributions (from capital gains)*	–	–	–	–	–	–
Redemption fees	N/A	N/A	–(4)	–(4)	–(4)	–(4)
Total Distributions and Other	(0.28)	(0.25)	(0.06)	(0.37)	–	(0.25)
Net Asset Value, End of Period	$62.46	$55.62	$46.72	$38.85	$41.80	$35.23
Total Return**	12.85%	19.66%	20.42%	(6.27)%	18.67%	30.46%
Net Assets, End of Period (in thousands)	$989,734	$941,836	$110,487	$93,622	$114,874	$203,125
Average Net Assets for the Period (in thousands)	$992,504	$557,218	$108,203	$118,574	$142,843	$166,030
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.85%	0.93%	1.12%	1.10%	1.18%	1.25%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.79%	0.81%	1.11%	1.10%	1.18%	1.24%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.00%	1.03%	0.49%	0.30%	0.47%	0.56%
Portfolio Turnover Rate	43%	67%	67%	78%	68%	99%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Per share amounts are calculated based on average shares outstanding during the year.
(3)	Less than $0.005 on a per share basis.
(4)	Redemption fees aggregated less than $0.005 on a per share basis. Redemption fees were eliminated effective April 2, 2012.

See Notes to Financial Statements.

128 | SEPTEMBER 30, 2014

Class T Shares

For a share outstanding during each year or period	Janus Global Select Fund
ended September 30 and the year ended October 31	2014	2013	2012	2011	2010(1)	2009

Net Asset Value, Beginning of Period	$11.69	$9.37	$9.16	$11.01	$9.03	$7.14
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.09(2)	0.05	0.06	0.20	(0.01)	0.01
Net gain/(loss) on investments (both realized and unrealized)	1.48	2.32	0.25	(1.93)	1.99	1.95
Total from Investment Operations	1.57	2.37	0.31	(1.73)	1.98	1.96
Less Distributions and Other:
Dividends (from net investment income)*	(0.05)	(0.05)	(0.10)	(0.12)	–(3)	(0.06)
Distributions (from capital gains)*	–	–	–	–	–	–
Return of capital	–	–	–	–	–	(0.01)
Redemption fees	N/A	N/A	–(4)	–(4)	N/A	N/A
Total Distributions and Other	(0.05)	(0.05)	(0.10)	(0.12)	–	(0.07)
Net Asset Value, End of Period	$13.21	$11.69	$9.37	$9.16	$11.01	$9.03
Total Return**	13.46%	25.33%	3.38%	(15.97)%	21.96%	27.96%
Net Assets, End of Period (in thousands)	$567,919	$595,722	$653,810	$831,865	$1,381,716	$3,133,551
Average Net Assets for the Period (in thousands)	$596,800	$616,392	$811,160	$1,277,525	$2,008,730	$2,600,372
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.93%	0.96%	0.97%	0.96%	0.95%	0.97%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.92%	0.95%	0.97%	0.96%	0.95%	0.96%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.67%	0.49%	0.39%	0.59%	0.22%	0.14%
Portfolio Turnover Rate	55%	53%	182%	138%	116%	125%

Class T Shares

For a share outstanding during each year or period ended	Janus Global Technology Fund
September 30 and the year ended October 31	2014	2013	2012	2011	2010(1)	2009

Net Asset Value, Beginning of Period	$22.99	$18.56	$15.09	$15.28	$12.57	$9.29
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.01(2)	–(3)	(0.02)	(0.03)	(0.05)	–(3)
Net gain/(loss) on investments (both realized and unrealized)	3.20	4.50	3.49	(0.16)	2.76	3.28
Total from Investment Operations	3.21	4.50	3.47	(0.19)	2.71	3.28
Less Distributions and Other:
Dividends (from net investment income)*	–	–	–	–	–	–
Distributions (from capital gains)*	(1.79)	(0.07)	–	–	–	–
Redemption fees	N/A	N/A	–(4)	–(4)	–(4)	–(4)
Total Distributions and Other	(1.79)	(0.07)	–	–	–	–
Net Asset Value, End of Period	$24.41	$22.99	$18.56	$15.09	$15.28	$12.57
Total Return**	14.62%	24.31%	23.00%	(1.24)%	21.56%	35.31%
Net Assets, End of Period (in thousands)	$316,886	$283,627	$247,798	$225,429	$265,438	$713,536
Average Net Assets for the Period (in thousands)	$308,011	$255,617	$244,166	$283,158	$424,663	$584,300
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.95%	0.97%	1.01%	1.00%	1.13%	1.06%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.94%	0.96%	1.01%	1.00%	1.13%	1.05%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.06%	0.02%	(0.19)%	(0.31)%	(0.66)%	(0.32)%
Portfolio Turnover Rate	57%	36%	49%	89%	70%	111%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Per share amounts are calculated based on average shares outstanding during the year.
(3)	Less than $0.005 on a per share basis.
(4)	Redemption fees aggregated less than $0.005 on a per share basis. Redemption fees were eliminated effective April 2, 2012.

See Notes to Financial Statements.

Janus Global & International Funds | 129

Financial Highlights  (continued)

Class T Shares

	Janus International Equity Fund
For a share outstanding during each year ended September 30	2014	2013	2012	2011	2010

Net Asset Value, Beginning of Period	$13.02	$10.50	$9.34	$10.86	$9.64
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.20(1)	0.10	0.14	0.11	0.05
Net gain/(loss) on investments (both realized and unrealized)	0.23	2.55	1.18	(1.53)	1.22
Total from Investment Operations	0.43	2.65	1.32	(1.42)	1.27
Less Distributions and Other:
Dividends (from net investment income)*	(0.10)	(0.13)	(0.16)	(0.10)	(0.05)
Distributions (from capital gains)*	–	–	–	–	–
Redemption fees	N/A	N/A	–(2)	–(2)	–(2)
Total Distributions and Other	(0.10)	(0.13)	(0.16)	(0.10)	(0.05)
Net Asset Value, End of Period	$13.35	$13.02	$10.50	$9.34	$10.86
Total Return	3.31%	25.50%	14.25%	(13.23)%	13.22%
Net Assets, End of Period (in thousands)	$8,929	$10,173	$11,027	$5,184	$2,137
Average Net Assets for the Period (in thousands)	$10,476	$11,504	$6,256	$4,425	$645
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets	1.00%	1.07%	1.19%	1.12%	1.26%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets	0.99%	1.07%	1.19%	1.12%	1.26%
Ratio of Net Investment Income/(Loss) to Average Net Assets	1.46%	1.03%	1.28%	1.13%	1.14%
Portfolio Turnover Rate	57%	74%	57%	77%	132%

Class T Shares

For a share outstanding during each year or
period ended September 30 and the year ended	Janus Overseas Fund
October 31	2014	2013	2012	2011	2010(3)	2009

Net Asset Value, Beginning of Period	$35.55	$32.44	$33.95	$47.56	$38.65	$27.12
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.65(1)	1.28	1.06	0.11	0.01	0.41
Net gain/(loss) on investments (both realized and unrealized)	0.42	2.94	0.10	(13.68)	9.04	12.66
Total from Investment Operations	1.07	4.22	1.16	(13.57)	9.05	13.07
Less Distributions and Other:
Dividends (from net investment income)*	(1.42)	(1.11)	–	(0.05)	(0.15)	(0.22)
Distributions (from capital gains)*	–	–	(2.67)	–	–	(1.33)
Redemption fees	N/A	N/A	–(2)	0.01	0.01	0.01
Total Distributions and Other	(1.42)	(1.11)	(2.67)	(0.04)	(0.14)	(1.54)
Net Asset Value, End of Period	$35.20	$35.55	$32.44	$33.95	$47.56	$38.65
Total Return**	2.98%	13.22%	3.52%	(28.54)%	23.48%	51.63%
Net Assets, End of Period (in thousands)	$1,362,584	$1,875,618	$2,712,057	$3,719,191	$6,113,812	$7,112,657
Average Net Assets for the Period (in thousands)	$1,691,922	$2,301,346	$3,426,766	$6,059,513	$6,528,596	$5,182,633
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.68%	0.68%	0.75%	0.93%	0.95%	0.91%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.67%	0.68%	0.74%	0.93%	0.95%	0.91%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.75%	0.56%	0.90%	0.37%	0.14%	0.90%
Portfolio Turnover Rate	30%	21%	26%	43%	30%	45%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Per share amounts are calculated based on average shares outstanding during the year.
(2)	Redemption fees aggregated less than $0.005 on a per share basis. Redemption fees were eliminated effective April 2, 2012.
(3)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.

See Notes to Financial Statements.

130 | SEPTEMBER 30, 2014

Notes to Financial Statements

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1.	Organization and Significant Accounting Policies

Janus Asia Equity Fund, Janus Emerging Markets Fund, Janus Global Life Sciences Fund, Janus Global Research Fund, Janus Global Select Fund, Janus Global Technology Fund, Janus International Equity Fund and Janus Overseas Fund (individually, a “Fund” and collectively, the “Funds”) are series funds. The Funds are part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The financial statements include information for the year ended September 30, 2014. The Trust offers forty-six funds which include multiple series of shares, with differing investment objectives and policies. The Funds invest primarily in equity securities. Each Fund in this report is classified as diversified, as defined in the 1940 Act, with the exception of Janus Global Select Fund, which is classified as nondiversified.

Each Fund in this report offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms. The maximum purchase in Class C Shares is $500,000 for any single purchase.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus funds. Class D Shares are available only to investors who hold accounts directly with the Janus funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, and bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and nonqualified deferred compensation plans.

Class R Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital Management LLC (“Janus Capital”) or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Funds and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation
Securities held by the Funds are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). Each Fund will determine the market value of individual

Janus Global & International Funds | 131

Notes to Financial Statements (continued)

securities held by it by using prices provided by one or more professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Certain short-term securities maturing within 60 days or less are valued on an amortized cost basis. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. The Funds use systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses
Each Fund bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to each Fund. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications
In the normal course of business, the Funds may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. A Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against a Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations
The Funds do not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and equity risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

132 | SEPTEMBER 30, 2014

Dividend Distributions
The Funds generally declare and distribute dividends of net investment income and realized capital gains (if any) annually.

The Funds may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Funds distribute such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes
Each Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed each Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Funds’ financial statements. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Restricted Cash
As of September 30, 2014, Janus Asia Equity Fund, Janus Emerging Markets Fund, Janus Global Select Fund, and Janus Overseas Fund had restricted cash in the amounts of $66,797, $562,018, $1,023,753, and $59,309,451, respectively. The restricted cash represents collateral pledged in relation to derivatives and/or securities with extended settlement dates, as well as investment quota for China A Shares. The carrying value of the restricted cash approximates fair value.

Valuation Inputs Summary
In accordance with Financial Accounting Standards Board (“FASB”) standard guidance, the Funds utilize the “Fair Value Measurements” to define fair value, establish a framework for measuring fair value, and expand disclosure requirements regarding fair value measurements. The Fair Value Measurement Standard does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. Various inputs are used in determining the value of the Funds’ investments defined pursuant to this standard. These inputs are summarized into three broad levels:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Prices determined using other significant observable inputs. Observable inputs are inputs that reflect the assumptions market participants would use in pricing a security and are developed based on market data obtained from sources independent of the reporting entity. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Debt securities may be valued in accordance with the evaluated bid price supplied by the pricing service and generally categorized as Level 2 in the hierarchy. Securities traded on OTC markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Funds’ Trustees and are categorized as Level 2 in the hierarchy. Short-term securities with maturities of 60 days or less are valued at amortized cost, which approximates market value and are categorized as Level 2 in the hierarchy. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts. The Funds use systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. These are generally categorized as Level 2 in the hierarchy.

Level 3 – Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the factors market participants would use in pricing the security and would be based on the best information available under the circumstances.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Funds since the beginning of the fiscal year.

Janus Global & International Funds | 133

Notes to Financial Statements (continued)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of September 30, 2014 to value the Funds’ investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedules of Investments and Other Information.

The Funds did not hold a significant amount of Level 3 securities as of September 30, 2014.

The following table shows the amounts of transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the year. The Funds recognize transfers between the levels as of the beginning of the fiscal year.

	Transfers Out	Transfers Out
	of Level 1	of Level 2
Fund	to Level 2	to Level 1

Janus Asia Equity Fund	$10,035,319	$–
Janus Emerging Markets Fund	13,263,910	2,632,083
Janus Global Life Sciences Fund	86,664,310	32,724,387
Janus Global Research Fund	612,819,981	35,636,356
Janus Global Select Fund	483,516,202	30,969,234
Janus Global Technology Fund	56,474,176	29,832,659
Janus International Equity Fund	135,580,040	4,209,998
Janus Overseas Fund	2,049,612,677	522,699,593

Financial assets were transferred out of Level 1 to Level 2 since certain foreign equity prices were applied a fair valuation adjustment factor at the end of the current fiscal year and no factor was applied at the end of the prior fiscal year.

Financial assets were transferred out of Level 2 to Level 1 as the current market for the securities with quoted prices are considered active.

2.	Derivative Instruments

The Funds may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Funds may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by one or more of the Funds during the year ended September 30, 2014 is discussed in further detail below. A summary of derivative activity by Fund is reflected in the tables at the end of this section.

The Funds may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative (to earn income and seek to enhance returns) purposes. When the Funds invest in a derivative for speculative purposes, the Funds will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Funds may not use any derivative to gain exposure to an asset or class of assets in which they would be prohibited by their respective investment restrictions from purchasing directly. The Funds’ ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Funds to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks, including, but not limited to, counterparty risk, credit risk, currency risk, equity risk, index risk, interest rate risk, leverage risk, and liquidity risk, as described below.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC, such as options and structured notes, are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs.

OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk. In an effort to mitigate credit risk associated with derivatives traded OTC, the Funds may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, a Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital’s ability to establish and maintain appropriate systems and trading.

In pursuit of their investment objectives, each Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

•	Counterparty Risk – Counterparty risk is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to a Fund.

•	Credit Risk – Credit risk is the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

134 | SEPTEMBER 30, 2014

•	Currency Risk – Currency risk is the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

•	Equity Risk – Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

•	Index Risk – If the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, a Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

•	Interest Rate Risk – Interest rate risk is the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause a Fund’s net asset value (“NAV”) to likewise decrease, and vice versa.

•	Leverage Risk – Leverage risk is the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. A Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

•	Liquidity Risk – Liquidity risk is the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Forward Foreign Currency Exchange Contracts
A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Funds may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Funds may also invest in forward currency contracts for nonhedging purposes such as seeking to enhance returns. The Funds are subject to currency risk in the normal course of pursuing their investment objectives through their investments in forward currency contracts.

The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in “Net realized gain/(loss) from investments and foreign currency transactions” on the Statements of Operations (if applicable).

During the year, Janus Emerging Markets Fund, Janus Global Life Sciences Fund, Janus Global Technology Fund, Janus International Equity Fund, and Janus Overseas Fund entered into forward contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by each Fund.

The following table provides average ending monthly currency units on sold forward contracts during the year ended September 30, 2014.

Fund	Sold

Janus Emerging Markets Fund	36,851,554
Janus Global Life Sciences Fund	55,080,846
Janus Global Technology Fund	2,458,477,692
Janus International Equity Fund	1,649,230,769
Janus Overseas Fund	42,274,615,385

Options Contracts
An options contract provides the purchaser with the right, but not the obligation, to buy (call option) or sell (put option) a financial instrument at an agreed upon price. The Funds are subject to interest rate risk, liquidity risk, equity risk, and currency risk in the normal course of pursuing their investment objectives through their investments in options contracts. The Funds may use options contracts to hedge against changes in interest rates, the values of equities, or foreign currencies. The Funds may utilize American-style and European-style options. An American-style option is an option contract that can be exercised at any time between the time of purchase and the option’s expiration date. A European-style option is an option contract that can only be exercised on the option’s expiration date. The Funds may also purchase or write put and call options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. The Funds generally invest in options to hedge against adverse movements in the value of portfolio holdings.

When an option is written, the Funds receive a premium and become obligated to sell or purchase the underlying

Janus Global & International Funds | 135

Notes to Financial Statements (continued)

security at a fixed price, upon exercise of the option. In writing an option, the Funds bear the risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Funds could result in the Funds buying or selling a security at a price different from the current market value.

When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid.

The Funds may also purchase and write exchange-listed and OTC put and call options on domestic securities indices, and on foreign securities indices listed on domestic and foreign securities exchanges. Options on securities indices are similar to options on securities except that (1) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (2) the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash “exercise settlement amount” equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed “index multiplier.” Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

Options traded on an exchange are regulated and the terms of the options are standardized. Options traded OTC expose the Funds to counterparty risk in the event that the counterparty does not perform. This risk is mitigated by having a netting arrangement between the Funds and the counterparty and by having the counterparty post collateral to cover the Funds’ exposure to the counterparty.

Holdings of the Funds designated to cover outstanding written options are noted on the Schedules of Investments (if applicable). Options written are reported as a liability on the Statements of Assets and Liabilities as “Options written, at value” (if applicable). Realized gains and losses are reported as “Net realized gain/(loss) from written options contracts” on the Statements of Operations (if applicable).

The risk in writing call options is that the Funds give up the opportunity for profit if the market price of the security increases and the options are exercised. The risk in writing put options is that the Funds may incur a loss if the market price of the security decreases and the options are exercised. The risk in buying options is that the Funds pay a premium whether or not the options are exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Funds’ hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. There is no limit to the loss the Funds may recognize due to written call options.

During the year, Janus Global Select Fund and Janus Global Technology Fund purchased call options on various equity securities for the purpose of increasing exposure to individual equity risk.

The following table provides average ending monthly market value amounts on purchased call options during the year ended September 30, 2014.

Fund	Purchased Call Options

Janus Global Select Fund	$709,094
Janus Global Technology Fund	121,483

During the year, Janus Global Technology Fund wrote put options on various equity securities for the purpose of increasing exposure to individual equity risk and/or generating income.

The following table provides average ending monthly market value amounts on written put options during the year ended September 30, 2014.

Fund	Written Put Options

Janus Global Technology Fund	$167,056

Written option activity for the year ended September 30, 2014 is indicated in the table below:

	Number of	Premiums
Put Options	Contracts	Received

Janus Global Technology Fund
Options outstanding at September 30, 2013	647	$1,434,399
Options written	4,237	970,950
Options closed	(4,494)	(2,250,599)
Options expired	–	–
Options exercised	(390)	(154,750)

Options outstanding at September 30, 2014	–	$–

Swaps
A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an

136 | SEPTEMBER 30, 2014

underlying asset. The Funds may utilize swap agreements as a means to gain exposure to certain common stocks and/or to “hedge” or protect their portfolios from adverse movements in securities prices or interest rates. The Funds are subject to equity risk and interest rate risk in the normal course of pursuing their investment objectives through investments in swap contracts. Swap agreements entail the risk that a party will default on its payment obligation to a Fund. If the other party to a swap defaults, a Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If a Fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Fund and reduce the Fund’s total return. Swap agreements are typically privately negotiated and entered into in the OTC market. However, the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) of 2010 now requires certain swap agreements to be cleared through a clearinghouse and traded on an exchange or swap execution facility. Swaps that are required to be cleared are required to post initial and variation margins in accordance with the exchange requirements. New regulations under the Dodd-Frank Act could, among other things, increase the cost of such transactions. Swap contracts of the Funds are reported as an asset or liability on the Statements of Assets and Liabilities (if applicable). Realized gains and losses of the Funds are reported in “Net realized gain/(loss) from swap contracts” on the Statements of Operations (if applicable).

Total return swaps involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period.

The Funds’ maximum risk of loss for total return swaps from counterparty risk or credit risk is the discounted value of the payments to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk is mitigated by having a netting arrangement between the Funds and the counterparty and by the posting of collateral to the Funds to cover the Funds’ exposure to the counterparty.

During the year, Janus Asia Equity Fund, Janus Emerging Markets Fund, and Janus Overseas Fund entered into total return swaps on equity securities or indices to increase exposure to equity risk. These total return swaps require each Fund to pay a floating reference interest rate, and an amount equal to the negative price movement of securities or an index multiplied by the notional amount of the contract. Each Fund will receive payments equal to the positive price movement of the same securities or index multiplied by the notional amount of the contract and, in some cases, dividends paid on the securities.

The following table provides average ending monthly notional amount on total return swaps which are long the reference asset during the year ended September 30, 2014.

Fund	Long

Janus Asia Equity Fund	$13,525
Janus Emerging Markets Fund	327,031
Janus Overseas Fund	11,296,596,745

The following tables, grouped by derivative type, provide information about the fair value and location of derivatives within the Statements of Assets and Liabilities as of September 30, 2014.

Fair Value of Derivative Instruments as of September 30, 2014

Derivatives not accounted	Asset Derivatives		Liability Derivatives
for as hedging instruments	Statements of Assets and Liabilities Location	Fair Value	Statements of Assets and Liabilities Location	Fair Value

Janus Emerging Markets Fund
Currency Contracts	Forward currency contracts	$6,832
Equity Contracts	Outstanding swap contracts at value	14,737	Outstanding swap contracts at value	$14,842

Total		$21,569		$14,842

Janus Global Life Sciences Fund
Currency Contracts	Forward currency contracts	$1,699,690	Forward currency contracts	$30,572

Janus Global Technology Fund
Currency Contracts	Forward currency contracts	$349,792

Janus Overseas Fund
Currency Contracts	Forward currency contracts	$5,741,053
Equity Contracts			Outstanding swap contracts at value	$2,594,844

Janus Global & International Funds | 137

Notes to Financial Statements (continued)

The following tables provide information about the effect of derivatives and hedging activities on the Funds’ Statements of Operations for the year ended September 30, 2014.

The effect of Derivative Instruments on the Statements of Operations for the year ended September 30, 2014

Amount of Net Realized Gain/(Loss) on Derivatives Recognized in Income
Derivatives not accounted for as	Investments and foreign
hedging instruments	currency transactions		Swap contracts	Written options contracts	Total

Janus Asia Equity Fund
Equity Contracts	$–		$(20,199)	$–	$(20,199)

Janus Emerging Markets Fund
Currency Contracts	$35,534		$–	$–	$35,534
Equity Contracts	–		(12,558)	–	(12,558)

Total	$35,534		$(12,558)	$–	$22,976

Janus Global Life Sciences Fund
Currency Contracts	$1,434,599		$–	$–	$1,434,599

Janus Global Select Fund
Equity Contracts	$(4,768,000	)*	$–	$–	$(4,768,000)

Janus Global Technology Fund
Currency Contracts	$1,073,381		$–	$–	$1,073,381
Equity Contracts	364,898*		–	1,949,701	2,314,599

Total	$1,438,279		$–	$1,949,701	$3,387,980

Janus International Equity Fund
Currency Contracts	$1,222,167		$–	$–	$1,222,167

Janus Overseas Fund
Currency Contracts	$31,543,234		$–	$–	$31,543,234
Equity Contracts	–		(89,074,770)	–	(89,074,770)

Total	$31,543,234		$(89,074,770)	$–	$(57,531,536)

*	Amounts relate to purchased options.

Change in Unrealized Net Appreciation/Depreciation on Derivatives Recognized in Income
	Investments, foreign
	currency translations and
Derivatives not accounted for as	non-interested Trustees’
hedging instruments	deferred compensation		Swap contracts	Written options contracts	Total

Janus Emerging Markets Fund
Currency Contracts	$14,045		$–	$–	$14,045
Equity Contracts	–		12,942	–	12,942

Total	$14,045		$12,942	$–	$26,987

Janus Global Life Sciences Fund
Currency Contracts	$2,242,719		$–	$–	$2,242,719

Janus Global Select Fund
Equity Contracts	$2,917,642*		$–	$–	$2,917,642

Janus Global Technology Fund
Currency Contracts	$783,981		$–	$–	$783,981
Equity Contracts	(143,182	)*	–	(1,115,830)	(1,259,012)

Total	$640,799		$–	$(1,115,830)	$(475,031)

Janus International Equity Fund
Currency Contracts	$248,374		$–	$–	$248,374

Janus Overseas Fund
Currency Contracts	$9,498,415		$–	$–	$9,498,415
Equity Contracts	–		6,099,289	–	6,099,289

Total	$9,498,415		$6,099,289	$–	$15,597,704

*	Amounts relate to purchased options.

Please see the Funds’ Statements of Operations for the Funds’ “Net Realized and Unrealized Gain/(Loss) on Investments.”

138 | SEPTEMBER 30, 2014

3.	Other Investments and Strategies

Additional Investment Risk
The financial crisis that began in 2008 caused a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient each could negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including a Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude a Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Act in July 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expands federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Funds and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced severe economic and financial difficulties. As a result, financial markets in the EU have been subject to increased volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on a Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

China A Shares
The Chinese government may permit a foreign investor to invest in China A Shares as a licensed Qualified Foreign Institutional Investor (“QFII”). QFII licenses are granted by the China Securities Regulatory Commission and investment quota is granted by the State Administration of Foreign Exchange. Janus Capital has been granted a QFII license and investment quota.

People’s Republic of China (“PRC”) regulations require QFIIs to entrust assets held in the PRC and to interact with government agencies through a China-based qualified custodian bank. Assets attributable to clients of Janus Capital will be held by the custodian in foreign exchange accounts and securities accounts in the joint name of Janus Capital and its clients, although the terms of the custody agreement make clear that the contents of the accounts belong to the clients, and not to Janus Capital.

During the year ended September 30, 2014, Janus Capital, in its capacity as a QFII, invested in China A Shares on behalf of Janus Asia Equity Fund, Janus Emerging Markets Fund, Janus Global Select Fund, and Janus Overseas Fund. With respect to direct China A Shares investments, as a general matter, any capital invested and profits generated cannot be repatriated for a minimum of one year. Repatriation of any invested capital is subject to approval by the regulator. Additionally, any repatriation of profits would be subject to an audit by a registered accountant in China, and subject to regulatory approval. In light of the foregoing, a Fund’s investment in China A Shares would be subject to the Fund’s limit of investing up to 15% of its net assets in illiquid investments. Current Chinese tax law is unclear whether capital gains realized on a Fund’s investments in A shares will be subject to tax. Because management believes it is more likely than not that Chinese capital gains tax ultimately will not be imposed, the Funds do not accrue for such taxes.

Janus Global & International Funds | 139

Notes to Financial Statements (continued)

As of September 30, 2014, Janus Asia Equity Fund, Janus Emerging Markets Fund, Janus Global Select Fund, and Janus Overseas Fund have available investment quota of $61,855, $94,693, $1,004,818, and $788,015, respectively. The Funds are subject to certain restrictions and administrative processes relating to its ability to repatriate cash balances and may incur substantial delays in gaining access to its assets.

Counterparties
Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to a Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to a Fund. A Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of a Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the “Offsetting Assets and Liabilities” section of this Note for further details.

A Fund may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby a Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. A Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that a Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Emerging Market Investing
Each Fund may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging market countries.” Investing in emerging markets may involve certain risks and considerations not typically associated with investing in the United States and imposes risks greater than, or in addition to, the risks associated with investing in securities of more developed foreign countries. Emerging markets securities are exposed to a number of additional risks, which may result from less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on the Funds’ investments. In addition, the Funds’ investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Funds’ investments. To the extent that a Fund invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Fund’s performance. Additionally, foreign and emerging market risks, including but not limited to price controls, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, nationalization, and restrictions on repatriation of assets may be heightened to the extent a Fund invests in Chinese local market securities (also known as “A Shares”).

Offsetting Assets and Liabilities
The Funds present gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statements of Assets and Liabilities.

In order to better define its contractual rights and to secure rights that will help a Fund mitigate its counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs OTC derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, in the event of a default and/or termination event, a Fund may offset with each counterparty certain derivative financial instruments’ payables and/or receivables with

140 | SEPTEMBER 30, 2014

collateral held and/or posted and create one single net payment. Note that for financial reporting purposes, a Fund does not offset certain derivative financial instruments’ payables and receivables and related collateral on the Statements of Assets and Liabilities.

The following tables present gross amounts of recognized assets and liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see either the “Fair Value of Derivative Instruments as of September 30, 2014” table located in Note 2 of these Notes to Financial Statements and/or the applicable Fund’s Schedule of Investments.

Offsetting of Financial Assets and Derivative Assets
Janus Asia Equity Fund

	Gross Amounts of	Offsetting Asset
Counterparty	Recognized Assets	or Liability(a)	Collateral Pledged(b)	Net Amount

Deutsche Bank AG	$217,507	$–	$(217,507)	$–

Janus Emerging Markets Fund

	Gross Amounts of	Offsetting Asset
Counterparty	Recognized Assets	or Liability(a)	Collateral Pledged(b)	Net Amount

Credit Suisse International	$21,569	$(14,842)	$–	$6,727
Deutsche Bank AG	597,591	–	(597,591)	–

Total	$619,160	$(14,842)	$(597,591)	$6,727

Janus Global Life Sciences Fund

	Gross Amounts of	Offsetting Asset
Counterparty	Recognized Assets	or Liability(a)	Collateral Pledged(b)	Net Amount

Bank of America	$42,040	$(30,572)	$–	$11,468
Credit Suisse International	308,323	–	–	308,323
Deutsche Bank AG	151,090,884	–	(151,090,884)	–
HSBC Securities (USA), Inc.	674,193	–	–	674,193
JPMorgan Chase & Co.	215,074	–	–	215,074
RBC Capital Markets Corp.	460,060	–	–	460,060

Total	$152,790,574	$(30,572)	$(151,090,884)	$1,669,118

Janus Global Technology Fund

	Gross Amounts of	Offsetting Asset
Counterparty	Recognized Assets	or Liability(a)	Collateral Pledged(b)	Net Amount

Bank of America	$8,075	$–	$–	$8,075
Credit Suisse International	43,737	–	–	43,737
Deutsche Bank AG	56,510,956	–	(56,510,956)	–
HSBC Securities (USA), Inc.	143,367	–	–	143,367
JPMorgan Chase & Co.	43,944	–	–	43,944
RBC Capital Markets Corp.	110,669	–	–	110,669

Total	$56,860,748	$–	$(56,510,956)	$349,792

Janus Overseas Fund

	Gross Amounts of	Offsetting Asset
Counterparty	Recognized Assets	or Liability(a)	Collateral Pledged(b)	Net Amount

Credit Suisse International	$414,317	$(414,317)	$–	$–
Deutsche Bank AG	291,684,223	–	(291,684,223)	–
HSBC Securities (USA), Inc.	2,786,690	–	–	2,786,690
JPMorgan Chase & Co.	435,068	–	–	435,068
RBC Capital Markets Corp.	2,104,978	–	–	2,104,978

Total	$297,425,276	$(414,317)	$(291,684,223)	$5,326,736

Offsetting of Financial Liabilities and Derivative Liabilities
Janus Emerging Markets Fund

	Gross Amounts of	Offsetting Asset
Counterparty	Recognized Liabilities	or Liability(a)	Collateral Pledged(b)	Net Amount

Credit Suisse International	$14,842	$(14,842)	$–	$–

Janus Global Life Sciences Fund

	Gross Amounts of	Offsetting Asset
Counterparty	Recognized Liabilities	or Liability(a)	Collateral Pledged(b)	Net Amount

Bank of America	$30,572	$(30,572)	$–	$–

Janus Global & International Funds | 141

Notes to Financial Statements (continued)

Janus Global Technology Fund

	Gross Amounts of	Offsetting Asset
Counterparty	Recognized Liabilities	or Liability(a)	Collateral Pledged(b)	Net Amount

Goldman Sachs International	$5,128,373	$–	$(5,128,373)	$–

Janus Overseas Fund

	Gross Amounts of	Offsetting Asset
Counterparty	Recognized Liabilities	or Liability(a)	Collateral Pledged(b)	Net Amount

Credit Suisse International	$2,594,843	$(414,317)	$(2,180,526)	$–

(a)	Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statements of Assets and Liabilities.
(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions. Securities on loan will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Upon receipt of cash collateral, Janus Capital currently intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Cash Collateral Fund LLC. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

A Fund does not exchange collateral on its forward currency contracts with its counterparties; however, a Fund will segregate cash or high-grade securities in an amount at all times equal to or greater than a Fund’s commitment with respect to these contracts. Such segregated assets, if with the Fund’s custodian, are denoted on the accompanying Schedule of Investments and are evaluated daily to ensure their market value equals or exceeds the current market value of a Fund’s corresponding forward currency contracts.

A Fund may require the counterparty to pledge securities as collateral daily (based on the daily valuation of the financial asset) if a Fund has a net aggregate unrealized gain on OTC derivative contracts with a particular counterparty. A Fund may deposit cash as collateral with the counterparty and/or custodian daily (based on the daily valuation of the financial asset) if a Fund has a net aggregate unrealized loss on OTC derivative contacts with a particular counterparty. The collateral amounts are subject to minimum exposure requirements and initial margin requirements. Collateral amounts are monitored and subsequently adjusted up or down as valuations fluctuate by at least the minimum exposure requirement. Collateral may reduce the risk of loss.

Real Estate Investing
The Funds may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Restricted Security Transactions
Restricted securities held by the Funds may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Funds to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Securities Lending
Under procedures adopted by the Trustees, certain Funds may seek to earn additional income by lending securities to qualified parties. Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions. Each Fund may lend portfolio securities in an amount equal to

142 | SEPTEMBER 30, 2014

up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If a Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Cash Collateral Fund LLC. An investment in Janus Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause a Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Funds and Janus Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Funds and Janus Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Funds may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments (if applicable). Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statements of Operations (if applicable).

Short Sales
The Funds may engage in “short sales against the box.” Short sales against the box involve either selling short a security that the Funds own or selling short a security that the Funds have the right to obtain, for delivery at a specified date in the future. The Funds may enter into short sales against the box to hedge against anticipated declines in the market price of portfolio securities. The Funds do not deliver from their portfolios the securities sold short and do not immediately receive the proceeds of the short sale. The Funds borrow the securities sold short and receive proceeds from the short sale only when they deliver the securities to the lender. If the value of the securities sold short increases prior to the scheduled delivery date, the Funds lose the opportunity to participate in the gain.

The Funds may also engage in other short sales. The Funds may engage in short sales when the portfolio managers and/or investment personnel anticipate that a security’s market purchase price will be less than its borrowing price. To complete the transaction, the Funds must borrow the security to deliver it to the purchaser and buy that same security in the market to return it to the lender. No more than 10% of a Fund’s net assets may be invested in short positions (through short sales of stocks, structured products, futures, swaps, and uncovered written calls). The Funds may engage in short sales “against the box” and options for hedging purposes that are not subject to this 10% limit. Although the potential for gain as a result of a short sale is limited to the price at which the Fund sold the security short less the cost of borrowing the security, the potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. There is no assurance the Funds will be able to close out a short position at a particular time or at an acceptable price. A gain or a loss will be recognized upon termination of a short sale. Short sales held by the Funds are fully collateralized by restricted cash or other securities, which are denoted on the accompanying Schedules of Investments (if applicable). The Funds are also required to pay the lender of the security any dividends or interest that accrue on a borrowed security during the period of the loan. Depending on the

Janus Global & International Funds | 143

Notes to Financial Statements (continued)

arrangements made with the broker or custodian, a Fund may or may not receive any payments (including interest) on collateral it has deposited with the broker. The Funds pay stock loan fees, disclosed on the Statements of Operations (if applicable), on assets borrowed from the security broker.

The Funds may also enter into short positions through derivative instruments, such as options contracts, futures contracts, and swap agreements, which may expose the Funds to similar risks. To the extent that the Funds enter into short derivative positions, the Funds may be exposed to risks similar to those associated with short sales, including the risk that the Funds’ losses are theoretically unlimited.

4.	Investment Advisory Agreements and Other Transactions with Affiliates

Each Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects each Fund’s contractual investment advisory fee rate or base fee rate, as applicable (expressed as an annual rate).

		Contractual
	Average Daily	Investment
	Net Assets	Advisory Fee/
Fund	of the Fund	Base Fee (%)

Janus Asia Equity Fund	N/A	0.92
Janus Emerging Markets Fund	N/A	1.00
Janus Global Life Sciences Fund	All Asset Levels	0.64
Janus Global Research Fund	N/A	0.60
Janus Global Select Fund	All Asset Levels	0.64
Janus Global Technology Fund	All Asset Levels	0.64
Janus International Equity Fund	N/A	0.68
Janus Overseas Fund	N/A	0.64

For Janus Asia Equity Fund, Janus Emerging Markets Fund, Janus Global Research Fund, Janus International Equity Fund, and Janus Overseas Fund, the investment advisory fee rate is determined by calculating a base fee and applying a performance adjustment. The base fee rate is the same as the contractual investment advisory fee rate shown in the table above. The performance adjustment either increases or decreases the base fee depending on how well each Fund has performed relative to its benchmark index, as shown below:

Fund	Benchmark Index

Janus Asia Equity Fund	MSCI All Country Asia ex-Japan Index
Janus Emerging Markets Fund	MSCI Emerging Markets IndexSM
Janus Global Research Fund	MSCI World IndexSM
Janus International Equity Fund	MSCI EAFE® Index
Janus Overseas Fund	MSCI All Country World ex-U.S. IndexSM

The calculation of the performance adjustment applies as follows:

Investment Advisory Fee = Base Fee Rate +/- Performance Adjustment

The investment advisory fee rate paid to Janus Capital by each of the Funds listed above consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Fund’s average daily net assets during the previous month (“Base Fee Rate”), plus or minus (2) a performance-fee adjustment (“Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund’s average daily net assets during the applicable performance measurement period.

The Funds’ prospectuses and statement of additional information contain additional information about performance-based fees. The amount shown as advisory fees on the Statements of Operations reflects the Base Fee Rate plus/minus any Performance Adjustment. The performance adjusted investment advisory fee rates before any waivers and/or reimbursements of expenses for the year ended September 30, 2014 are below:

Performance Adjusted
Investment Advisory
Fund	Fee Rate (%)

Janus Asia Equity Fund	0.88
Janus Emerging Markets Fund	0.90
Janus Global Research Fund	0.56
Janus International Equity Fund	0.63
Janus Overseas Fund	0.38

Janus Capital Singapore Pte. Limited (“Janus Singapore”) serves as subadviser to Janus Asia Equity Fund. In addition, Janus Singapore serves as subadviser for a portion of Janus Emerging Markets Fund. Janus Singapore provides day-to-day management of the Janus Asia Equity Fund’s portfolio operations and a portion of the investment operations of the Janus Emerging Markets Fund. Janus Singapore is an indirect wholly-owned subsidiary of Janus Capital. Janus Capital pays Janus Singapore a fee equal to 50% of the advisory fee paid by Janus Asia Equity Fund and one-third of the advisory fee paid by Janus Emerging Markets Fund to Janus Capital (calculated after any applicable performance fee adjustment, fee waivers, and expense reimbursements). The subadvisory fee paid by Janus Capital to Janus Singapore adjusts up or down based on each of Janus Asia Equity Fund’s and Janus Emerging Markets Fund’s performance relative to each Fund’s respective benchmark index over the performance measurement period.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Funds’ transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including,

144 | SEPTEMBER 30, 2014

but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Funds.

Certain, but not all, intermediaries charge administrative fees to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Funds to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Funds, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Funds. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships.

Class D Shares pay an annual administrative services fee of 0.12% of net assets. These administrative services fees are paid by Class D Shares for shareholder services provided by Janus Services.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of Class R Shares, Class S Shares, and Class T Shares of the Funds for providing or procuring administrative services to investors in Class R Shares, Class S Shares, and Class T Shares of the Funds. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class R Shares, Class S Shares, and Class T Shares of each Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class R Shares, Class S Shares, and Class T Shares.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital.

Janus Services is compensated for its services related to Class D Shares, and receives reimbursement for its out-of-pocket costs on all other share classes. Included in out-of-pocket expenses are the expenses Janus Services incurs for serving as transfer agent and providing servicing to shareholders.

Under separate distribution and shareholder servicing plans (each, a “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Funds may pay the Trust’s distributor, Janus Distributors LLC, a wholly-owned subsidiary of Janus Capital, a fee at an annual rate of up to 0.25% of the Class A Shares average daily net assets, of up to 1.00% of the Class C Shares average daily net assets, of up to 0.50% of the Class R Shares average daily net assets, and of up to 0.25% of the Class S Shares average daily net assets. Under the terms of each Plan, the Trust is authorized to make payments to Janus Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Funds. Payments under each Plan are not tied exclusively to actual distribution and shareholder service expenses, and the payments may exceed distribution and shareholder service expenses actually incurred by the Funds. If any of the Fund’s actual distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “Distribution fees and shareholder servicing fees” in the Statements of Operations.

Janus Capital has contractually agreed to waive the advisory fee payable by each Fund listed below or reimburse expenses in an amount equal to the amount, if any, that the Fund’s normal operating expenses in any fiscal year, including the investment advisory fee, but excluding any performance adjustments to management fees, the distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, Class R Shares, and Class S Shares), administrative services fees payable pursuant to the Transfer Agency Agreement, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate shown below. Janus Capital has agreed to continue each waiver until at least February 1, 2015. If applicable, amounts reimbursed to the Funds by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statements of Operations.

Janus Global & International Funds | 145

Notes to Financial Statements (continued)

	New Expense
	Limit (%)	Previous Expense
	(February 1, 2014	Limit (%)
Fund	to present)	(until February 1, 2014)

Janus Asia Equity Fund	1.08	1.25
Janus Emerging Markets Fund	1.25	1.25
Janus Global Research Fund	1.07	1.07
Janus Global Select Fund	1.02	1.02
Janus International Equity Fund	0.95	1.00
Janus Overseas Fund	0.95	1.00

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Funds. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Funds as unrealized appreciation/(depreciation) and is shown as of September 30, 2014 on the Statements of Assets and Liabilities as an asset, “Non-interested Trustees’ deferred compensation,” and a liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statements of Assets and Liabilities. Deferred compensation expenses for the year ended September 30, 2014 are included in “Non-interested Trustees’ fees and expenses” on the Statements of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $283,000 were paid by the Trust to a Trustee under the Deferred Plan during the year ended September 30, 2014.

Certain officers of the Funds may also be officers and/or directors of Janus Capital. Each Fund indirectly pays for the salaries, fees, and expenses of certain Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Funds. Administration costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital provides to each Fund. Some expenses related to compensation payable to the Funds’ Chief Compliance Officer and compliance staff are shared with the Funds. Total compensation of $522,703 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended September 30, 2014. Each Fund’s portion is reported as part of “Other expenses” on the Statements of Operations.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Funds. The sales charge is allocated between Janus Distributors and financial intermediaries. During the year ended September 30, 2014, Janus Distributors retained the following upfront sales charges:

Upfront
Fund (Class A Shares)	Sales Charge

Janus Asia Equity Fund	$1,738
Janus Emerging Markets Fund	1,025
Janus Global Life Sciences Fund	165,780
Janus Global Research Fund	1,654
Janus Global Select Fund	1,441
Janus Global Technology Fund	5,391
Janus International Equity Fund	14,926
Janus Overseas Fund	5,902

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived, as discussed in the Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. During the year ended September 30, 2014, redeeming shareholders of Class A Shares paid the following CDSCs to Janus Distributors:

Fund (Class A Shares)	CDSC

Janus Overseas Fund	$358

Class C Shares include a 1.00% CDSC paid by redeeming shareholders to Janus Distributors. The CDSC applies to shares redeemed within 12 months of purchase. The redemption price may differ from the NAV per share. During the year ended September 30, 2014, redeeming shareholders of Class C Shares paid the following CDSCs:

Fund (Class C Shares)	CDSC

Janus Asia Equity Fund	$42
Janus Global Life Sciences Fund	8,397
Janus Global Research Fund	404
Janus Global Select Fund	593
Janus Global Technology Fund	138
Janus International Equity Fund	427
Janus Overseas Fund	5,453

The Funds’ expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in “Expense and Fee Offset” on the Statements of Operations (if applicable).

146 | SEPTEMBER 30, 2014

The Funds could have employed the assets used by the custodian and/or transfer agent to produce income if they had not entered into an expense offset arrangement.

Pursuant to the provisions of the 1940 Act and rules promulgated thereunder, the Funds may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Funds may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Funds are eligible to participate in the cash sweep program (the “Investing Funds”). Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered 2a-7 product. There are no restrictions on the Funds’ ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Funds to Janus Cash Liquidity Fund LLC. As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated cash management pooled investment vehicles and the Investing Funds.

During the year ended September 30, 2014, any recorded distributions from affiliated investments as affiliated dividend income, and affiliated purchases and sales can be found in the Notes to Schedules of Investments and Other Information.

As of September 30, 2014, shares of the Funds were owned by Janus Capital and/or other funds advised by Janus Capital, as indicated in the table below:

	% of	% of
	Class	Fund
Fund	Owned	Owned

Janus Asia Equity Fund - Class A Shares	7%	1%
Janus Asia Equity Fund - Class C Shares	95	2
Janus Asia Equity Fund - Class D Shares	–	–
Janus Asia Equity Fund - Class I Shares	83	15
Janus Asia Equity Fund - Class S Shares	100	2
Janus Asia Equity Fund - Class T Shares	–	–
Janus Emerging Markets Fund - Class A Shares	–	–
Janus Emerging Markets Fund - Class C Shares	–	–
Janus Emerging Markets Fund - Class D Shares	–	–
Janus Emerging Markets Fund - Class I Shares	84	53
Janus Emerging Markets Fund - Class S Shares	72	0
Janus Emerging Markets Fund - Class T Shares	–	–
Janus Global Research Fund - Class A Shares	–	–
Janus Global Research Fund - Class C Shares	–	–
Janus Global Research Fund - Class D Shares	–	–
Janus Global Research Fund - Class I Shares	25	1
Janus Global Research Fund - Class R Shares	–	–
Janus Global Research Fund - Class S Shares	–	–
Janus Global Research Fund - Class T Shares	–	–
Janus Global Select Fund - Class A Shares	–	–
Janus Global Select Fund - Class C Shares	–	–
Janus Global Select Fund - Class D Shares	–	–
Janus Global Select Fund - Class I Shares	66	1
Janus Global Select Fund - Class R Shares	–	–
Janus Global Select Fund - Class S Shares	–	–
Janus Global Select Fund - Class T Shares	–	–
Janus International Equity Fund - Class A Shares	–	–
Janus International Equity Fund - Class C Shares	–	–
Janus International Equity Fund - Class D Shares	–	–
Janus International Equity Fund - Class I Shares	–	–
Janus International Equity Fund - Class N Shares	98	35
Janus International Equity Fund - Class R Shares	–	–
Janus International Equity Fund - Class S Shares	–	–
Janus International Equity Fund - Class T Shares	–	–
Janus Overseas Fund - Class A Shares	–	–
Janus Overseas Fund - Class C Shares	–	–
Janus Overseas Fund - Class D Shares	–	–
Janus Overseas Fund - Class I Shares	–	–
Janus Overseas Fund - Class N Shares	21	1
Janus Overseas Fund - Class R Shares	–	–
Janus Overseas Fund - Class S Shares	–	–
Janus Overseas Fund - Class T Shares	–	–

5.	Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Funds must satisfy under the income tax regulations; (2) losses or deductions the Funds may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes (reduced by foreign tax liability).

Other book to tax differences primarily consist of deferred compensation, derivatives and foreign currency contract adjustments. The Funds have elected to treat gains and

Janus Global & International Funds | 147

Notes to Financial Statements (continued)

losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The Funds have elected to defer post-October losses and qualified late-year losses as noted in the table below. These losses will be deferred for tax purposes and recognized during the next fiscal year.

	Undistributed	Undistributed		Loss Deferrals		Other Book	Net Tax
	Ordinary	Long-Term	Accumulated	Late-Year	Post-October	to Tax	Appreciation/
Fund	Income	Gains	Capital Losses	Ordinary Loss	Capital Loss	Differences	(Depreciation)

Janus Asia Equity Fund	$527,694	$–	$–	$–	$(92,895)	$(1,183)	$231,364
Janus Emerging Markets Fund	580,181	–	(2,147,656)	–	–	(4,366)	(1,039,370)
Janus Global Life Sciences Fund	69,762,604	211,969,160	–	–	–	(61,361)	665,148,936
Janus Global Research Fund	23,578,700	–	(601,502,017)	–	–	(188,249)	414,606,444
Janus Global Select Fund	15,736,046	–	(620,128,835)	–	(6,757,360)	(169,593)	373,536,889
Janus Global Technology Fund	9,069,459	155,939,110	–	–	–	(42,725)	218,833,244
Janus International Equity Fund	5,886,759	10,944,852	–	–	–	(42,677)	24,213,714
Janus Overseas Fund	28,775,196	–	(984,218,550)	–	(145,960,512)	(433,956)	(278,252,835)

Accumulated capital losses noted below represent net capital loss carryovers, as of September 30, 2014, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. Under the Regulated Investment Company Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Losses incurred during those years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may more likely expire unused. Also, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. The following table shows these capital loss carryovers.

Capital Loss Carryover Expiration Schedule
For the year ended September 30, 2014

	September 30,	September 30,	No Expiration		Accumulated
Fund	2016	2017	Short-Term	Long-Term	Capital Losses

Janus Emerging Markets Fund	$–	$–	$(235,707)	$(1,911,949)	$(2,147,656)
Janus Global Research Fund(1)	(7,723,818)	(593,778,199)	–	–	(601,502,017)
Janus Global Select Fund(2)	(3,575,412)	(616,553,423)	–	–	(620,128,835)
Janus Overseas Fund(3)	(330,727,597)	–	–	(653,490,953)	(984,218,550)

(1)	Capital loss carryovers subject to annual limitations, $(597,640,108) should be available in the next fiscal year.
(2)	Capital loss carryovers subject to annual limitations, $(618,341,129) should be available in the next fiscal year.
(3)	Capital loss carryovers subject to annual limitations, $(984,218,550) should be available in the next fiscal year.

During the year ended September 30, 2014, the following capital loss carryovers were utilized by the Funds as indicated in the table:

Capital Loss
Carryover
Fund	Utilized

Janus Emerging Markets Fund	$917,234
Janus Global Research Fund	225,325,733
Janus Global Select Fund	326,908,299
Janus International Equity Fund	16,455,857
Janus Overseas Fund	89,952,474

148 | SEPTEMBER 30, 2014

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of September 30, 2014 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals, investments in partnerships, and investments in passive foreign investment companies.

	Federal Tax	Unrealized	Unrealized
Fund	Cost	Appreciation	(Depreciation)

Janus Asia Equity Fund	$14,658,234	$1,251,290	$(988,604)
Janus Emerging Markets Fund	36,417,257	2,689,367	(3,728,737)
Janus Global Life Sciences Fund	2,072,756,908	700,058,715	(34,909,779)
Janus Global Research Fund	2,212,242,250	491,155,251	(76,548,807)
Janus Global Select Fund	1,856,800,427	463,288,778	(89,751,889)
Janus Global Technology Fund	903,403,034	241,079,719	(22,143,446)
Janus International Equity Fund	286,711,336	43,409,477	(19,179,697)
Janus Overseas Fund	4,132,511,396	744,665,016	(1,022,882,004)

Information on the tax components of securities sold short as of September 30, 2014 is as follows:

	Federal Tax	Unrealized	Unrealized
Fund	Cost	(Appreciation)	Depreciation

Janus Global Technology Fund	$(5,025,344)	$(728,212)	$625,183

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, passive foreign investment companies, net investment losses and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended September 30, 2014

	Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Fund	Income	Capital Gains	Capital	Loss

Janus Asia Equity Fund	$210,632	$461,416	$–	$–
Janus Emerging Markets Fund	778,470	–	–	–
Janus Global Life Sciences Fund	20,335,822	96,623,388	–	–
Janus Global Research Fund	13,219,559	–	–	–
Janus Global Select Fund	10,020,604	–	–	–
Janus Global Technology Fund	–	74,432,267	–	–
Janus International Equity Fund	2,413,122	–	–	–
Janus Overseas Fund	176,762,902	–	–	–

For the year ended September 30, 2013

	Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Fund	Income	Capital Gains	Capital	Loss

Janus Asia Equity Fund	$77,352	$–	$–	$–
Janus Emerging Markets Fund	110,157	–	–	–
Janus Global Life Sciences Fund	–	30,389,985	–	–
Janus Global Research Fund	20,439,224	–	–	–
Janus Global Select Fund	11,592,546	–	–	–
Janus Global Technology Fund	–	2,982,283	–	(420,270)
Janus International Equity Fund	2,308,441	–	–	–
Janus Overseas Fund	203,417,114	–	–	–

Janus Global & International Funds | 149

Notes to Financial Statements (continued)

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. The following reclassifications have been made to the Funds:

		Increase/(Decrease)	Increase/(Decrease)
	Increase/(Decrease)	to Undistributed Net	to Undistributed Net
Fund	to Capital	Investment Income/Loss	Realized Gain/Loss

Janus Asia Equity Fund	$–	$(1,367)	$1,367
Janus Emerging Markets Fund	(6,220)	51,673	(45,453)
Janus Global Life Sciences Fund	–	151,288	(151,288)
Janus Global Research Fund	32	(2,992,898)	2,992,866
Janus Global Select Fund	–	(2,746,819)	2,746,819
Janus Global Technology Fund	–	63,821	(63,821)
Janus International Equity Fund	–	294,365	(294,365)
Janus Overseas Fund	15	(46,546,250)	46,546,235

150 | SEPTEMBER 30, 2014

6.	Capital Share Transactions

	Janus		Janus		Janus
	Asia Equity		Emerging Markets		Global Life Sciences
	Fund		Fund		Fund
For each year ended September 30	2014	2013(1)	2014	2013(1)	2014	2013(1)

Transactions in Fund Shares – Class A Shares:
Shares sold	25,160	33,392	19,210	51,447	1,327,255	241,503
Reinvested dividends and distributions	5,360	878	588	394	35,855	4,800
Shares repurchased	(86,977)	(26,133)	(9,343)	(142,644)	(217,587)	(48,500)
Net Increase/(Decrease) in Fund Shares	(56,457)	8,137	10,455	(90,803)	1,145,523	197,803
Shares Outstanding, Beginning of Period	103,054	94,917	33,409	124,212	305,237	107,434
Shares Outstanding, End of Period	46,597	103,054	43,864	33,409	1,450,760	305,237
Transactions in Fund Shares – Class C Shares:
Shares sold	–	1,317	1,171	6,405	712,167	152,155
Reinvested dividends and distributions	3,807	52	268	–	18,716	858
Shares repurchased	(55,423)	–	(14,256)	(79,896)	(69,923)	(6,176)
Net Increase/(Decrease) in Fund Shares	(51,616)	1,369	(12,817)	(73,491)	660,960	146,837
Shares Outstanding, Beginning of Period	85,761	84,392	23,933	97,424	163,656	16,819
Shares Outstanding, End of Period	34,145	85,761	11,116	23,933	824,616	163,656
Transactions in Fund Shares – Class D Shares:
Shares sold	498,409	1,162,229	623,093	658,607	5,071,090	3,549,293
Reinvested dividends and distributions	45,894	3,751	30,849	6,340	1,662,379	655,068
Shares repurchased	(409,486)	(743,871)	(493,770)	(726,571)	(3,060,792)	(2,199,868)
Net Increase/(Decrease) in Fund Shares	134,817	422,109	160,172	(61,624)	3,672,677	2,004,493
Shares Outstanding, Beginning of Period	788,421	366,312	1,108,372	1,169,996	19,976,590	17,972,097
Shares Outstanding, End of Period	923,238	788,421	1,268,544	1,108,372	23,649,267	19,976,590
Transactions in Fund Shares – Class I Shares:
Shares sold	269,453	137,875	754,772	1,141,965	4,921,829	290,309
Reinvested dividends and distributions	7,216	1,674	58,484	5,244	42,974	7,676
Shares repurchased	(118,830)	(126,657)	(203,597)	(261,109)	(555,987)	(94,547)
Net Increase/(Decrease) in Fund Shares	157,839	12,892	609,659	886,100	4,408,816	203,438
Shares Outstanding, Beginning of Period	136,405	123,513	1,933,877	1,047,777	441,167	237,729
Shares Outstanding, End of Period	294,244	136,405	2,543,536	1,933,877	4,849,983	441,167
Transactions in Fund Shares – Class S Shares:
Shares sold	–	31,122	1,628	2,676	233,324	220,952
Reinvested dividends and distributions	4,203	562	1,103	129	17,756	237
Shares repurchased	(52,881)	(31,122)	(26,382)	(46,773)	(347,705)	(10,883)
Net Increase/(Decrease) in Fund Shares	(48,678)	562	(23,651)	(43,968)	(96,625)	210,306
Shares Outstanding, Beginning of Period	83,895	83,333	40,876	84,844	215,543	5,237
Shares Outstanding, End of Period	35,217	83,895	17,225	40,876	118,918	215,543
Transactions in Fund Shares – Class T Shares:
Shares sold	706,412	669,198	259,841	714,436	11,783,584	4,239,667
Reinvested dividends and distributions	5,704	895	2,841	879	1,016,573	311,631
Shares repurchased	(813,491)	(589,190)	(222,192)	(883,381)	(5,197,142)	(1,647,023)
Net Increase/(Decrease) in Fund Shares	(101,375)	80,903	40,490	(168,066)	7,603,015	2,904,275
Shares Outstanding, Beginning of Period	174,012	93,109	99,820	267,886	11,474,341	8,570,066
Shares Outstanding, End of Period	72,637	174,012	140,310	99,820	19,077,356	11,474,341

(1)	Amounts reflect current year presentation. Prior year amounts were disclosed in thousands.

Janus Global & International Funds | 151

Notes to Financial Statements (continued)

	Janus Global		Janus		Janus Global
	Research		Global Select		Technology
	Fund		Fund		Fund
For each year ended September 30	2014	2013(1)(2)	2014	2013(2)	2014	2013(2)

Transactions in Fund Shares – Class A Shares:
Net Change in Shares From the Acquisition (Note 8)	N/A	51,917	N/A	N/A	132,514	N/A
Shares sold	28,560	60,370	38,875	88,339	19,319	131,713
Reinvested dividends and distributions	712	812	–	–	(51,929)	644
Shares repurchased	(53,925)	(140,707)	(251,667)	(712,174)	–	(68,425)
Net Increase/(Decrease) in Fund Shares	(24,653)	(27,608)	(212,792)	(623,835)	99,904	63,932
Shares Outstanding, Beginning of Period	208,499	236,107	635,265	1,259,100	256,071	192,139
Shares Outstanding, End of Period	183,846	208,499	422,473	635,265	355,975	256,071
Transactions in Fund Shares – Class C Shares:
Net Change in Shares From the Acquisition (Note 8)	N/A	28,314	N/A	N/A	N/A	N/A
Shares sold	20,016	29,922	9,713	18,891	48,655	48,715
Reinvested dividends and distributions	–	–	–	–	8,179	201
Shares repurchased	(16,821)	(20,060)	(83,419)	(288,161)	(23,637)	(20,194)
Net Increase/(Decrease) in Fund Shares	3,195	38,176	(73,706)	(269,270)	33,197	28,722
Shares Outstanding, Beginning of Period	101,581	63,405	377,592	646,862	97,121	68,399
Shares Outstanding, End of Period	104,776	101,581	303,886	377,592	130,318	97,121
Transactions in Fund Shares – Class D Shares:
Net Change in Shares From the Acquisition (Note 8)	N/A	23,313,194	N/A	N/A	N/A	N/A
Shares sold	590,112	422,543	2,877,318	3,282,566	1,181,566	1,393,615
Reinvested dividends and distributions	129,654	14,576	604,370	848,440	2,189,159	106,099
Shares repurchased	(2,058,356)	(1,745,807)	(13,666,898)	(26,811,724)	(3,043,094)	(3,935,019)
Net Increase/(Decrease) in Fund Shares	(1,338,590)	22,004,506	(10,185,210)	(22,680,718)	327,631	(2,435,305)
Shares Outstanding, Beginning of Period	24,527,164	2,522,658	132,593,288	155,274,006	28,473,445	30,908,750
Shares Outstanding, End of Period	23,188,574	24,527,164	122,408,078	132,593,288	28,801,076	28,473,445
Transactions in Fund Shares – Class I Shares:
Net Change in Shares From the Acquisition (Note 8)	N/A	360,154	N/A	N/A	N/A	N/A
Shares sold	659,261	654,626	367,566	2,025,873	418,726	198,965
Reinvested dividends and distributions	12,131	8,711	17,399	5,923	31,417	1,233
Shares repurchased	(340,200)	(435,786)	(523,291)	(1,015,240)	(164,797)	(196,529)
Net Increase/(Decrease) in Fund Shares	331,192	587,705	(138,326)	1,016,556	285,346	3,669
Shares Outstanding, Beginning of Period	1,833,599	1,245,894	2,819,464	1,802,908	418,361	414,692
Shares Outstanding, End of Period	2,164,791	1,833,599	2,681,138	2,819,464	703,707	418,361
Transactions in Fund Shares – Class R Shares:
Net Change in Shares From the Acquisition (Note 8)	N/A	23,790	N/A	N/A	N/A	N/A
Shares sold	19,177	7,981	8,322	63,526	N/A	N/A
Reinvested dividends and distributions	23	–	–	–	N/A	N/A
Shares repurchased	(5,376)	(3,775)	(44,805)	(190,118)	N/A	N/A
Net Increase/(Decrease) in Fund Shares	13,824	27,996	(36,483)	(126,592)	N/A	N/A
Shares Outstanding, Beginning of Period	27,996	N/A	79,272	205,864	N/A	N/A
Shares Outstanding, End of Period	41,820	27,996	42,789	79,272	N/A	N/A

152 | SEPTEMBER 30, 2014

	Janus Global		Janus		Janus Global
	Research		Global Select		Technology
	Fund		Fund		Fund
For each year ended September 30	2014	2013(1)(2)	2014	2013(2)	2014	2013(2)

Transactions in Fund Shares – Class S Shares:
Net Change in Shares From the Acquisition (Note 8)	N/A	836,070	N/A	N/A	N/A	N/A
Shares sold	116,146	93,069	6,612	29,995	59,649	40,173
Reinvested dividends and distributions	1,640	226	–	938	6,099	121
Shares repurchased	(275,342)	(176,662)	(37,081)	(86,754)	(21,707)	(15,218)
Net Increase/(Decrease) in Fund Shares	(157,556)	752,703	(30,469)	(55,821)	44,041	25,076
Shares Outstanding, Beginning of Period	834,917	82,214	62,291	118,112	53,994	28,918
Shares Outstanding, End of Period	677,361	834,917	31,822	62,291	98,035	53,994
Transactions in Fund Shares – Class T Shares:
Net Change in Shares From the Acquisition (Note 8)	N/A	16,383,802	N/A	N/A	N/A	N/A
Shares sold	911,626	704,807	2,598,099	3,398,888	2,245,812	1,793,112
Reinvested dividends and distributions	79,539	11,657	192,521	280,502	966,607	45,715
Shares repurchased	(2,076,513)	(2,533,001)	(10,769,936)	(22,469,497)	(2,572,731)	(2,849,568)
Net Increase/(Decrease) in Fund Shares	(1,085,348)	14,567,265	(7,979,316)	(18,790,107)	639,688	(1,010,741)
Shares Outstanding, Beginning of Period	16,931,990	2,364,725	50,966,303	69,756,410	12,339,520	13,350,261
Shares Outstanding, End of Period	15,846,642	16,931,990	42,986,987	50,966,303	12,979,208	12,339,520

(1)	Effective March 15, 2013, Janus Global Research Fund was merged with and into Janus Worldwide Fund, resulting in the “Combined Fund.” The activity in the table presented above is for the accounting survivor, Janus Global Research Fund, for the periods prior to the date of the merger and for the Combined Fund thereafter. Information has been restated for periods prior to the merger to reflect the share conversion ratio of 0.31760456, 0.31401614, 0.32275612, 0.31777897, 0.31544413 and 0.32300045 for Classes A, C, D, I, S and T, respectively. Following the merger, the Combined Fund changed its name to “Janus Global Research Fund.” See Note 8 in the Notes to Financial Statements.
(2)	Amounts reflect current year presentation. Prior year amounts were disclosed in thousands.

Janus Global & International Funds | 153

Notes to Financial Statements (continued)

	Janus		Janus
	International Equity		Overseas
	Fund		Fund
For each year ended September 30	2014	2013(1)	2014	2013(1)

Transactions in Fund Shares – Class A Shares:
Shares sold	1,747,126	760,347	621,182	1,793,126
Reinvested dividends and distributions	23,779	33,903	132,239	197,918
Shares repurchased	(1,464,917)	(1,524,084)	(3,672,221)	(7,251,788)
Net Increase/(Decrease) in Fund Shares	305,988	(729,834)	(2,918,800)	(5,260,744)
Shares Outstanding, Beginning of Period	3,541,504	4,271,338	5,208,578	10,469,322
Shares Outstanding, End of Period	3,847,492	3,541,504	2,289,778	5,208,578
Transactions in Fund Shares – Class C Shares:
Shares sold	397,881	171,966	120,868	230,652
Reinvested dividends and distributions	–	1,028	38,661	39,847
Shares repurchased	(262,837)	(401,379)	(806,341)	(1,695,189)
Net Increase/(Decrease) in Fund Shares	135,044	(228,385)	(646,812)	(1,424,690)
Shares Outstanding, Beginning of Period	1,132,491	1,360,876	2,170,591	3,595,281
Shares Outstanding, End of Period	1,267,535	1,132,491	1,523,779	2,170,591
Transactions in Fund Shares – Class D Shares:
Shares sold	412,731	889,122	745,903	1,275,984
Reinvested dividends and distributions	15,830	13,555	1,405,331	1,390,560
Shares repurchased	(419,502)	(484,493)	(5,688,549)	(9,796,468)
Net Increase/(Decrease) in Fund Shares	9,059	418,184	(3,537,315)	(7,129,924)
Shares Outstanding, Beginning of Period	1,642,008	1,223,824	36,001,369	43,131,293
Shares Outstanding, End of Period	1,651,067	1,642,008	32,464,054	36,001,369
Transactions in Fund Shares – Class I Shares:
Shares sold	3,658,534	1,413,642	4,573,004	5,852,201
Reinvested dividends and distributions	34,046	41,268	512,195	821,142
Shares repurchased	(1,469,379)	(2,768,442)	(12,166,683)	(15,890,847)
Net Increase/(Decrease) in Fund Shares	2,223,201	(1,313,532)	(7,081,484)	(9,217,504)
Shares Outstanding, Beginning of Period	3,887,196	5,200,728	17,898,776	27,116,280
Shares Outstanding, End of Period	6,110,397	3,887,196	10,817,292	17,898,776
Transactions in Fund Shares – Class N Shares:
Shares sold	537,345	3,282,898	3,968,125	339,406
Reinvested dividends and distributions	88,935	83,560	212,056	63,024
Shares repurchased	(696,912)	(1,187,375)	(1,486,614)	(671,238)
Net Increase/(Decrease) in Fund Shares	(70,632)	2,179,083	2,693,567	(268,808)
Shares Outstanding, Beginning of Period	8,438,844	6,259,761	1,520,066	1,788,874
Shares Outstanding, End of Period	8,368,212	8,438,844	4,213,633	1,520,066
Transactions in Fund Shares – Class R Shares:
Shares sold	174,284	38,655	381,074	695,310
Reinvested dividends and distributions	676	1,523	74,220	82,526
Shares repurchased	(33,559)	(35,243)	(1,118,249)	(2,264,764)
Net Increase/(Decrease) in Fund Shares	141,401	4,935	(662,955)	(1,486,928)
Shares Outstanding, Beginning of Period	152,817	147,882	2,573,204	4,060,132
Shares Outstanding, End of Period	294,218	152,817	1,910,249	2,573,204
Transactions in Fund Shares – Class S Shares:
Shares sold	574,983	393,012	1,848,288	3,351,532
Reinvested dividends and distributions	4,744	3,918	557,417	775,094
Shares repurchased	(216,238)	(91,746)	(8,617,851)	(15,244,632)
Net Increase/(Decrease) in Fund Shares	363,489	305,184	(6,212,146)	(11,118,006)
Shares Outstanding, Beginning of Period	595,498	290,314	17,574,637	28,692,643
Shares Outstanding, End of Period	958,987	595,498	11,362,491	17,574,637

154 | SEPTEMBER 30, 2014

	Janus		Janus
	International Equity		Overseas
	Fund		Fund
For each year ended September 30	2014	2013(1)	2014	2013(1)

Transactions in Fund Shares – Class T Shares:
Shares sold	251,969	334,999	2,841,938	5,045,353
Reinvested dividends and distributions	5,927	12,462	1,900,946	2,446,175
Shares repurchased	(370,411)	(615,994)	(18,794,720)	(38,337,667)
Net Increase/(Decrease) in Fund Shares	(112,515)	(268,533)	(14,051,836)	(30,846,139)
Shares Outstanding, Beginning of Period	781,401	1,049,934	52,762,980	83,609,119
Shares Outstanding, End of Period	668,886	781,401	38,711,144	52,762,980

(1)	Amounts reflect current year presentation. Prior year amounts were disclosed in thousands.

7.	Purchases and Sales of Investment Securities

For the year ended September 30, 2014, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

			Purchases of Long-	Proceeds from Sales
	Purchases of	Proceeds from Sales	Term U.S. Government	of Long-Term U.S.
Fund	Securities	of Securities	Obligations	Government Obligations

Janus Asia Equity Fund	$10,874,881	$10,566,766	$–	$–
Janus Emerging Markets Fund	23,016,878	17,648,422	–	–
Janus Global Life Sciences Fund	1,674,788,750	991,179,292	–	–
Janus Global Research Fund	1,128,450,537	1,233,406,437	–	–
Janus Global Select Fund	1,236,898,775	1,469,577,987	–	–
Janus Global Technology Fund	574,316,018	586,511,426	–	–
Janus International Equity Fund	211,205,142	168,036,413	–	–
Janus Overseas Fund	1,274,227,522	2,698,101,644	–	–

8.	Fund Acquisition

On March 15, 2013, Janus Worldwide Fund acquired all of the net assets of Janus Global Research Fund, a separate series of the Trust, pursuant to a plan of reorganization approved by Janus Global Research Fund shareholders on March 8, 2013 (the “Merger”). The purpose of the transaction was to combine two funds with similar investment objectives, strategies and policies, as well as the anticipated expense efficiencies due to the larger asset base of the combined fund after the Merger.

The acquisition was accomplished by a tax-free exchange of shares of Janus Global Research Fund for shares of Janus Worldwide Fund outstanding on March 15, 2013, valued at $329,602,941.

		Number of
	Number of shares	Janus Worldwide Fund
	outstanding of	shares issued
	Janus Global	for shares of
	Research Fund	Janus Global
	prior to merger	Research Fund

Class A	672,246	213,508
Class C	248,269	77,960
Class D	7,602,654	2,453,803
Class I	4,086,150	1,298,493
Class R	N/A	–
Class S	262,639	82,848
Class T	6,720,533	2,170,735

Effective with the Merger:

•	Janus Global Research Fund merged with and into Janus Worldwide Fund, resulting in the “Combined Fund.”

•	Janus Worldwide Fund became the legal survivor for the Merger; the historical performance of Janus Global Research Fund, including its accounting and

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Notes to Financial Statements (continued)

financial history, became the Combined Fund’s historical performance.

•	The Combined Fund will use the expense structure of Janus Worldwide Fund, including maintaining the base management fee rate of Janus Worldwide Fund of 0.60%, and the benchmark index of Janus Worldwide Fund, the MSCI World IndexSM, which will be used for purposes of calculating the Combined Fund’s performance adjustment to the base management fee.

•	For three years after the Merger, Janus Capital will waive its management fee to at least a level that is equivalent to the fee rate the Combined Fund would have paid if, after the Merger, the performance history of Janus Worldwide Fund were used to calculate the performance fee adjustment to the base management fee.

•	The Combined Fund changed its name to “Janus Global Research Fund.”

For financial reporting purposes, the investment portfolio of Janus Worldwide Fund, with a fair value of $2,128,657,151 and identified cost of $1,798,892,629 at March 15, 2013, was the principal asset acquired by Janus Global Research Fund. Assets received and shares issued by Janus Global Research Fund were recorded at fair value; however, the cost basis of the investments received from Janus Worldwide Fund was carried forward to align ongoing reporting of Janus Global Research Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. Immediately prior to the Merger, the net assets of Janus Worldwide Fund were $2,139,115,944.

Assuming the acquisition had been completed on October 1, 2012, the beginning of the annual reporting period of Janus Worldwide Fund, Janus Worldwide Fund’s pro forma results of operations for the year ended September 30, 2013, are as follows:

Net investment income $16,742,198

Net gain/(loss) on investments $232,910,945

Net increase/(decrease) in net assets resulting from operations $249,653,143

Because the combined investment portfolios have been managed as a single integrated portfolio since the merger was completed, it is not practicable to separate the amounts of revenue and earnings of Janus Global Research Fund that have been included in Janus Worldwide Fund’s Statement of Operations since March 15, 2013.

9.	New Accounting Pronouncements

In June 2013, FASB issued Accounting Standards Update No. 2013-08, Financial Services – Investment Companies (Topic 946): Amendments to the Scope, Measurement and Disclosure Requirements (“ASU 2013-08”). This update sets forth a new approach for determining whether a public or private company is an investment company and sets certain measurement and disclosure requirements for an investment company. FASB has determined that a fund registered under the 1940 Act automatically meets ASU 2013-08’s criteria for an investment company. ASU 2013-08 is effective for interim and annual reporting periods in fiscal years that begin after December 15, 2013. Management does not expect this guidance to have an impact on the Funds’ financial statements.

10.	Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to September 30, 2014 and through the date of issuance of the Funds’ financial statements and determined that there were material events or transactions that would require recognition or disclosure in the Funds’ financial statements.

Effective November 5, 2014, the Sub-Advisory Agreement between Janus Capital Management LLC and Janus Capital Singapore Pte. Limited, on behalf of Janus International Equity Fund, was terminated.

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders
of Janus Investment Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Asia Equity Fund, Janus Emerging Markets Fund, Janus Global Life Sciences Fund, Janus Global Research Fund, Janus Global Select Fund, Janus Global Technology Fund, Janus International Equity Fund, and Janus Overseas Fund (eight of the funds constituting Janus Investment Fund, hereafter referred to as the “Funds”) at September 30, 2014, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Denver, Colorado
November 14, 2014

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Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to their portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Funds’ website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding each Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Funds file their complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Funds’ Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 16 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 17, 2013, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from either January 1 or February 1, 2014 through January 1 or February 1, 2015, respectively, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees, net of any waivers.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, communicating with shareholders and overseeing the activities of other service providers,

158 | SEPTEMBER 30, 2014

including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed institutional competitive advantages that should be able to provide superior investment management returns over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by independent data providers, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has improved modestly: for the 36 months ended September 30, 2013, approximately 51% of the Funds were in the top two Lipper quartiles of performance, and for the 12 months ended September 30, 2013, approximately 52% of the Funds were in the top two Lipper quartiles of performance.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Fixed-Income Funds and Money Market Funds

•	For Janus Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Global Bond Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, and its limited performance history.

•	For Janus High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Real Return Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2013 and the first Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance and that the performance trend was improving.

•	For Janus Money Market Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance.

Asset Allocation Funds

•	For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013.

•	For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

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Additional Information (unaudited) (continued)

•	For Janus Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Alternative Funds

•	For Janus Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, and its limited performance history.

•	For Janus Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Value Funds

•	For Perkins Global Value Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013.

•	For Perkins Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or was taking to improve performance.

•	For Perkins Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or was taking to improve performance.

•	For Perkins Select Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, and its limited performance history.

•	For Perkins Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or was taking to improve performance.

•	For Perkins Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 12 months ended May 31, 2013.

Mathematical Funds

•	For INTECH Global Dividend Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 12 months ended May 31, 2013.

•	For INTECH International Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the first Lipper quartile for the 12 months ended May 31, 2013.

•	For INTECH U.S. Core Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013.

•	For INTECH U.S. Growth Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013.

•	For INTECH U.S. Value Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013.

Growth and Core Funds

•	For Janus Balanced Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013.

160 | SEPTEMBER 30, 2014

•	For Janus Contrarian Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the first Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Enterprise Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Forty Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Growth and Income Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2013 and in the second Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Research Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013.

•	For Janus Triton Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Twenty Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Venture Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013.

Global and International Funds

•	For Janus Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, and its limited performance history.

•	For Janus Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, and its limited performance history.

•	For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013.

•	For Janus Global Research Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Global Select Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

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Additional Information (unaudited) (continued)

•	For Janus Global Technology Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013.

•	For Janus International Equity Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the first Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Preservation Series

•	For Janus Preservation Series – Global, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, and its limited performance history.

•	For Janus Preservation Series – Growth, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, and its limited performance history.

Janus Aspen Series

•	For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013.

•	For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Aspen Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Aspen Global Allocation Portfolio – Moderate, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2013 and the first Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and that the performance trend was improving.

•	For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the first Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that this was a new Fund and did not yet have extensive performance to evaluate.

•	For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

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•	For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Aspen Preservation Series – Growth, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, and its limited performance history.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, the Fund’s performance warranted continuation of the Fund’s investment advisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by independent data providers. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration) fees for many of the Funds, after applicable contractual expense limitations, was below the mean management fee rate of the respective peer group of funds selected by independent data providers. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

In this regard, the independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 17% below the mean total expenses of their respective Lipper Expense Group peers and 29% below the mean total expenses for their Lipper Expense Universes; (3) management fees for the Funds, on average, were 14% below the mean management fees for their Expense Groups and 16% below the mean for their Expense Universes; and (4) Janus fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered how the total expenses for each share class of each Fund compared to the mean total expenses for its Lipper Expense Group peers and to mean total expenses for its Lipper Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional and subadvised accounts; (2) these institutional and subadvised accounts have different service and infrastructure needs; and (3) the average spread between management fees

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Additional Information (unaudited) (continued)

charged to the Funds and those charged to Janus Capital’s institutional and subadvised accounts is reasonable relative to the average spreads seen in the industry.

The Trustees considered the fees for each Fund for its fiscal year ended in 2012, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers:

Fixed-Income Funds and Money Market Funds

•	For Janus Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Real Return Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Government Money Market Fund, the Trustees noted that the Fund’s total expenses exceeded the peer group mean for both share classes. The Trustees considered that management fees for this Fund are higher than the peer group mean due to the Fund’s management fee including other costs, such as custody and transfer agent services, while many funds in the peer group pay these expenses separately from their management fee. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee.

•	For Janus Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee.

Asset Allocation Funds

•	For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Allocation Fund – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Global Allocation Fund – Moderate, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Alternative Funds

•	For Janus Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Value Funds

•	For Perkins Global Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Perkins Large Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed

164 | SEPTEMBER 30, 2014

to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Perkins Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Select Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Value Plus Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Mathematical Funds

•	For INTECH Global Dividend Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For INTECH International Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH U.S. Core Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH U.S. Growth Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For INTECH U.S. Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Growth and Core Funds

•	For Janus Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Contrarian Fund, the Trustees noted that the Fund’s total expenses were below or the same as the peer group mean for all share classes.

•	For Janus Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

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Additional Information (unaudited) (continued)

•	For Janus Research Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable.

•	For Janus Triton Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Twenty Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Venture Fund, the Trustees noted that the Fund’s total expenses were below or the same as the peer group mean for all share classes.

Global and International Funds

•	For Janus Asia Equity Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Emerging Markets Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Research Fund (formerly named Janus Worldwide Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Global Technology Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable.

•	For Janus International Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Preservation Series

•	For Janus Preservation Series – Global, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Preservation Series – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Janus Aspen Series

•	For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Flexible Bond Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Global Allocation Portfolio-Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for its sole share class.

166 | SEPTEMBER 30, 2014

•	For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Preservation Series – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized in allocating various expenses of Janus Capital and its affiliates among the Funds and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was not unreasonable.

In this regard, the independent fee consultant found that, while assessing the reasonableness of expenses in light of Janus Capital’s profits is dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons are limited in accuracy by differences in complex size, business mix, institutional account orientation, and other factors, after accepting these limitations, the level of profit earned by Janus Capital from managing the Funds is reasonable.

The Trustees concluded that the management fees and other compensation payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that the overall expense ratio of each Fund was reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints, the base management fee rate paid by most of the Funds, before any adjustment for performance and after any contractual expense limitations, was below the mean management fee rate of the Fund’s peer group identified by independent data providers; and, for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of many of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

In this regard, the independent fee consultant concluded that, based on analysis it completed, and given the limitations in these analytical approaches and their

Janus Global & International Funds | 167

Additional Information (unaudited) (continued)

conflicting results, it could not confirm or deny the existence of economies of scale in the Janus complex. Further, the independent fee consultant provided its belief that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on their portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital. The Trustees concluded that Janus Capital’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital. They further concluded that the success of any Fund could attract other business to Janus Capital or other Janus funds, and that the success of Janus Capital could enhance Janus Capital’s ability to serve the Funds.

168 | SEPTEMBER 30, 2014

Useful Information About Your Fund Report (unaudited)

1.	Management Commentary

The Management Commentary in this report includes valuable insight from each of the Fund’s managers as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. The Fund’s managers may allocate a company to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was September 30, 2014. As the investing environment changes, so could opinions. These views are unique and aren’t necessarily shared by fellow employees or by Janus in general.

2.	Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices.

When comparing the performance of the Fund with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained the Fund invested in the index.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

3.	Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund’s exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options and swaps follow the Fund’s Schedule of Investments (if applicable).

4.	Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the

Janus Global & International Funds | 169

Useful Information About Your Fund Report (unaudited) (continued)

Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

5.	Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

6.	Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

7.	Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Don’t confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it doesn’t take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume

170 | SEPTEMBER 30, 2014

of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio managers. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

Janus Global & International Funds | 171

Designation Requirements (unaudited)

For federal income tax purposes, the Funds designated the following for the year ended September 30, 2014:

Capital Gain Distributions

Fund

Janus Asia Equity Fund	$461,416
Janus Global Life Sciences Fund	96,623,388
Janus Global Technology Fund	74,432,267

Foreign Taxes Paid and Foreign Source Income

Fund	Foreign Taxes Paid	Foreign Source Income

Janus Asia Equity Fund	$46,405	$625,511
Janus Emerging Markets Fund	82,952	1,169,335
Janus International Equity Fund	413,059	7,858,947
Janus Overseas Fund	2,356,269	105,143,126

Dividends Received Deduction Percentage

Fund

Janus Global Life Sciences Fund	8%
Janus Global Research Fund	49
Janus Global Select Fund	58
Janus Global Technology Fund	73
Janus International Equity Fund	2
Janus Overseas Fund	1

Qualified Dividend Income Percentage

Fund

Janus Asia Equity Fund	73%
Janus Emerging Markets Fund	100
Janus Global Life Sciences Fund	18
Janus Global Research Fund	100
Janus Global Select Fund	100
Janus Global Technology Fund	100
Janus International Equity Fund	100
Janus Overseas Fund	92

172 | SEPTEMBER 30, 2014

Trustees and Officers (unaudited)

The Funds’ Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Pursuant to the Funds’ Governance Procedures and Guidelines, Trustees are required to retire no later than the end of the calendar year in which the Trustee turns 72. The Trustees review the Funds’ Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Trust’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Aspen Series. Collectively, these two registered investment companies consist of 58 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Funds may also be officers and/or directors of Janus Capital. Fund officers receive no compensation from the Funds, except for the Funds’ Chief Compliance Officer, as authorized by the Trustees.

TRUSTEES

Other Directorships
			Principal Occupations	Number of Portfolios/Funds	Held by Trustee
	Positions Held	Length of	During the Past Five	in Fund Complex	During the Past Five
Name, Address, and Age	with the Trust	Time Served	Years	Overseen by Trustee	Years

Independent Trustees

William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Chief Executive Officer, Imprint Capital (impact investment firm) (since 2013), and Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations). Formerly, Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	58	Chairman of the Board and Director of The Investment Fund for Foundations Investment Program (TIP) (consisting of 2 funds), and Director of the F.B. Heron Foundation (a private grantmaking foundation).

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Trustees and Officers (unaudited) (continued)

TRUSTEES (continued)

Other Directorships
			Principal Occupations	Number of Portfolios/Funds	Held by Trustee
	Positions Held	Length of	During the Past Five	in Fund Complex	During the Past Five
Name, Address, and Age	with the Trust	Time Served	Years	Overseen by Trustee	Years

Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Trustee	1/13-Present	Managing Director, Institutional Markets, of Dividend Capital Group (private equity real estate investment management firm) (since 2012). Formerly, Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	58	Director of MotiveQuest LLC (strategic social market research company) (since 2003), and Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of Nuveen Global Investors LLC (2007-2011); Director of Communities in Schools (2004-2010); and Director of Mutual Fund Education Alliance (until 2010).

William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Managing Member and Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Venture Partner for The Edgewater Funds (a middle market private equity firm) (2002-2004); Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000); and Chief Investment Officer of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	58	Managing Trustee of National
Retirement Partners Liquidating Trust (since 2013). Formerly, Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013); Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009); Director of RemedyTemp, Inc. (temporary help services company) (1996-2006); and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

174 | SEPTEMBER 30, 2014

TRUSTEES (continued)

					Other Directorships
			Principal Occupations	Number of Portfolios/Funds	Held by Trustee
	Positions Held	Length of	During the Past Five	in Fund Complex	During the Past Five
Name, Address, and Age	with the Trust	Time Served	Years	Overseen by Trustee	Years

James T. Rothe 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital SBIC, L.P. (SBA SBIC fund focusing on private investment in public equity firms), and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004), and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	58	Formerly, Director of Red Robin Gourmet Burgers, Inc. (RRGB) (2004- 2014).

William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	6/84-Present	Retired. Formerly, Corporate Vice President and General Manager of MKS Instruments - HPS Products, Boulder, CO (a manufacturer of vacuum fittings and valves) and PMFC Division, Andover, MA (manufacturing pressure measurement and flow products) (1976-2012).	58	None

Janus Global & International Funds | 175

Trustees and Officers (unaudited) (continued)

TRUSTEES (continued)

Other Directorships
			Principal Occupations	Number of Portfolios/Funds	Held by Trustee
	Positions Held	Length of	During the Past Five	in Fund Complex	During the Past Five
Name, Address, and Age	with the Trust	Time Served	Years	Overseen by Trustee	Years

Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	58	Director of Chicago Community Trust (Regional Community Foundation), Chicago Council on Global Affairs, The Field Museum of Natural History (Chicago, IL), InnerWorkings (U.S. provider of print procurement solutions to corporate clients), Lurie Children’s Hospital (Chicago, IL), Rehabilitation Institute of Chicago, Walmart, and Wrapports, LLC (digital communications company). Formerly, Director of Chicago Convention & Tourism Bureau (until 2014).

Trustee Consultant

Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Consultant	6/14-Present	Senior Vice President, Albright Stonebridge Group LLC (global strategy firm) (since 2011). Formerly, Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	N/A	None

176 | SEPTEMBER 30, 2014

OFFICERS

	Positions Held	Term of Office* and	Principal Occupations
Name, Address, and Age	with the Trust	Length of Time Served	During the Past Five Years

Andrew Acker 151 Detroit Street Denver, CO 80206 DOB: 1972	Executive Vice President and Portfolio Manager Janus Global Life Sciences Fund	5/07-Present	Vice President and Research Analyst of Janus Capital, and Portfolio Manager for other Janus accounts.

Wahid Chammas 151 Detroit Street Denver, CO 80206 DOB: 1975	Executive Vice President and Co-Portfolio Manager Janus Emerging Markets Fund	12/10-Present	Portfolio Manager for other Janus accounts and Research Analyst for Janus Capital.

James P. Goff 151 Detroit Street Denver, CO 80206 DOB: 1964	Executive Vice President Janus Global Research Fund	3/13-Present	Vice President and Director of Equity Research of Janus Capital.

Brinton Johns 151 Detroit Street Denver, CO 80206 DOB: 1973	Executive Vice President and Co-Portfolio Manager Janus Global Technology Fund	1/14-Present	Portfolio Manager for other Janus accounts and Equity Research Analyst for Janus Capital.

Brent A. Lynn 151 Detroit Street Denver, CO 80206 DOB: 1964	Executive Vice President and Portfolio Manager Janus Overseas Fund	1/01-Present	Vice President of Janus Capital and Portfolio Manager for other Janus accounts.

George P. Maris 151 Detroit Street Denver, CO 80206 DOB: 1968	Executive Vice President and Portfolio Manager Janus Global Select Fund	8/12-Present	Vice President of Janus Capital. Formerly, Portfolio Manager for Northern Trust (2008-2011).

Julian McManus 151 Detroit Street Denver, CO 80206 DOB: 1970	Executive Vice President and Co-Portfolio Manager Janus International Equity Fund	6/10-Present	Portfolio Manager for other Janus accounts and Research Analyst for Janus Capital.

Guy Scott 151 Detroit Street Denver, CO 80206 DOB: 1966	Executive Vice President and Co-Portfolio Manager Janus International Equity Fund	6/10-Present	Portfolio Manager for other Janus accounts and Research Analyst for Janus Capital.

J. Bradley Slingerlend 151 Detroit Street Denver, CO 80206 DOB: 1978	Executive Vice President and Co-Portfolio Manager Janus Global Technology Fund	5/11-Present	Portfolio Manager for other Janus accounts.

Carmel Wellso 151 Detroit Street Denver, CO 80206 DOB: 1964	Executive Vice President and Co-Portfolio Manager Janus International Equity Fund	6/10-Present	Portfolio Manager for other Janus accounts and Research Analyst for Janus Capital.

Hiroshi Yoh #36-02 AXA Tower 8 Shenton Way Singapore 068811 DOB: 1963	Executive Vice President and Portfolio Manager Janus Asia Equity Fund Executive Vice President and Co-Portfolio Manager Janus Emerging Markets Fund	7/11-Present 8/12-Present	Director of Janus Capital Singapore Pte. Limited and Portfolio Manager for other Janus accounts. Formerly, Chief Investment Officer and a portfolio manager with Tokio Marine Asset Management International Pte. Ltd., a Singapore-based asset management firm (1999-2011).

Stephanie Grauerholz 151 Detroit Street Denver, CO 80206 DOB: 1970	Chief Legal Counsel and Secretary Vice President	1/06-Present 3/06-Present	Vice President and Assistant General Counsel of Janus Capital and Vice President and Assistant Secretary of Janus Distributors LLC.

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

Janus Global & International Funds | 177

Trustees and Officers (unaudited) (continued)

OFFICERS (continued)

	Positions Held	Term of Office* and	Principal Occupations
Name, Address, and Age	with the Trust	Length of Time Served	During the Past Five Years

Bruce L. Koepfgen 151 Detroit Street Denver, CO 80206 DOB: 1952	President and Chief Executive Officer	7/14-Present	President of Janus Capital Group Inc. and Janus Capital Management LLC (since August 2013); Executive Vice President and Director of Janus International Holding LLC (since August 2011); Executive Vice President of Janus Distributors LLC and Janus Services LLC (since July 2011); Executive Vice President and Working Director of INTECH Investment Management LLC (since July 2011); Executive Vice President and Director of Perkins Investment Management LLC (since July 2011); and Executive Vice President and Director of Janus Management Holdings Corporation (since May 2011). Formerly, Executive Vice President of Janus Capital Group Inc. and Janus Capital Management LLC (May 2011-July 2013); Chief Financial Officer of Janus Capital Group Inc., Janus Capital Management LLC, Janus Distributors LLC, Janus Management Holdings Corporation, and Janus Services LLC (July 2011-July 2013); and Co-Chief Executive Officer of Allianz Global Investors Management Partners and Chief Executive Officer of Oppenheimer Capital (2003-2009).

David R. Kowalski 151 Detroit Street Denver, CO 80206 DOB: 1957	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	6/02-Present	Senior Vice President and Chief Compliance Officer of Janus Capital, Janus Distributors LLC, and Janus Services LLC; Vice President of INTECH Investment Management LLC and Perkins Investment Management LLC; and Director of The Janus Foundation.

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital and Janus Services LLC.

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

178 | SEPTEMBER 30, 2014

Notes

Janus Global & International Funds | 179

Notes

180 | SEPTEMBER 30, 2014

Notes

Janus Global & International Funds | 181

Janus provides access to a wide range of investment disciplines.

Alternative
Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation
Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Fixed Income
Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International
Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth & Core
Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core funds seek investments in more stable and predictable companies. Our core funds look for a strategic combination of steady growth and, for certain funds, some degree of income.

Mathematical
Our mathematical funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Our value funds, managed by Perkins (a Janus subsidiary), seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus).

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS (52687) (or 800.525.3713 if you hold Shares directly with Janus); or download the file from janus.com/info (or janus.com/reports if you hold Shares directly with Janus). Read it carefully before you invest or send money.

Funds distributed by Janus Distributors LLC

Investment products offered are:	NOT FDIC-INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

C-1114-74424	125-02-01000 11-14

annual report
September 30, 2014

Janus Growth & Core Funds

Janus Balanced Fund
Janus Contrarian Fund
Janus Enterprise Fund
Janus Forty Fund
Janus Fund
Janus Growth and Income Fund
Janus Research Fund
Janus Triton Fund
Janus Twenty Fund
Janus Venture Fund

highlights

•	Portfolio management perspective
•	Investment strategy behind your fund
•	Fund performance, characteristics and holdings

            Janus Growth & Core Funds

Janus Balanced Fund (unaudited)

FUND SNAPSHOT
We believe a dynamic approach to asset allocation that leverages our bottom-up, fundamental equity and fixed income research will allow us to outperform our benchmark and peers over time. Our integrated equity and fixed income research team seeks an optimal balance of asset class opportunities across market cycles.
Marc Pinto co-portfolio manager	Gibson Smith co-portfolio manager

PERFORMANCE SUMMARY

Janus Balanced Fund’s Class T Shares returned 11.77% for the 12-month period ended September 30, 2014. That compares with 19.73% for the Fund’s primary benchmark, the S&P 500 Index, and 3.96% for the Fund’s secondary benchmark, the Barclays U.S. Aggregate Bond Index. The Balanced Index, an internally calculated benchmark composed of a 55% weighting in the S&P 500 Index and a 45% weighting in the Barclays U.S. Aggregate Bond Index, returned 12.48%.

INVESTMENT ENVIRONMENT

The global economy was increasingly challenged during the period. Starting in the 2013 fourth quarter, there was anxiety that the Federal Reserve (Fed) could exit loose monetary policy sooner than expected amid news that it planned to start tapering its quantitative easing (QE) program. The Treasury sell-off that ensued was dubbed the “taper tantrum.” The yield on the 10-year Treasury rose about 40 basis points to end 2013 at 3.03%. However, the strong U.S. economy was a boon for equities. The S&P 500 rose about 10% in the 2013 fourth quarter.

By the 2014 first quarter, a harsh winter had stalled the U.S. recovery. It became clear that besides slowly tapering its QE program, the Fed would otherwise maintain its loose monetary policy. Treasury yields began a swift decline, defying expectations that yields would continue their rise in 2014. The faltering U.S. economy weighed on equities as well, and the S&P 500 ended the first quarter with a meager gain. Meanwhile, concerns about slowing growth in China weakened emerging markets (EM). In the eurozone, a sluggish recovery drove speculation that the European Central Bank (ECB) would need to take action.

During the second quarter, concerns about China’s growth ebbed and the U.S. economy proved resilient. Nevertheless, Treasury yields remained capped by geopolitical tensions abroad, which sparked safe haven purchases. Sovereign yields in the eurozone hit record lows as the ECB boosted monetary stimulus measures. Japan continued to use its “zero interest-rate policy” to prop up its own economy. Despite steady, albeit moderate, U.S. economic growth in the third quarter, Treasury rates remained capped amid purchases by yield hungry foreign investors, especially those whose currencies were depreciating against the strengthening U.S. dollar. As the third quarter drew to a close, an economic slowdown had spread around the globe. Concerns that corporate prospects were vulnerable boosted volatility in the high-yield credit and equity markets. For the 12-month period overall, equities did well as stock investors focused on U.S. growth rather than slowing growth abroad.

PERFORMANCE DISCUSSION

The Fund, which seeks to provide more consistent returns over time by allocating across the spectrum of fixed income and equity securities, underperformed the Balanced Index, its blended benchmark of the S&P 500 Index (55%) and the Barclays U.S. Aggregate Bond Index (45%). The Fund underperformed its primary benchmark, the S&P 500 Index, but outperformed its secondary benchmark, the Barclays U.S. Aggregate Bond Index.

As of September 30, 2014, the Fund was approximately 57% weighted to equities and 42% weighted to fixed income (with the remainder in cash), compared with roughly 53% and 45% (with the remainder in cash), respectively, as of September 30, 2013. The difference in weightings between the two periods is a reflection of our belief that equities offered greater risk-adjusted opportunities versus fixed income as the period progressed.

The Fund’s equity sleeve outperformed the S&P 500 Index during the period, benefiting from our overweight and stock selection in the health care sector, followed by stock selection in materials. Stock selection and our overweight in the consumer discretionary sector detracted from relative performance.

Individual equity contributors were led by LyondellBasell Industries. Chemical company LyondellBasell is benefiting from stronger pricing, and it helped drive relative contribution by the equity’s sleeve’s materials sector. The

Janus Growth & Core Funds | 1

Janus Balanced Fund (unaudited)

company’s margin expansion and the restructuring in its European operations led to its cash flow beating market expectations.

Mobile device and computer maker Apple was also a lead contributor. The company’s stock benefited from optimism about profit gains from product launches, including the iPhone 6 in the 2014 third quarter.

Pharmaceutical firm Allergan was among the several health care names that contributed as it was a part of increased merger and acquisition activity in the health care sector. During the period, the maker of Botox rejected a takeover bid from Canada-based Valeant Pharmaceuticals. Valeant responded with a series of higher bids. The stock became more fully valued following the rise in its price, in our view, and the Fund has exited the position.

Equity detractors were led by toy maker Mattel. Mattel struggled to clean up its inventory issues throughout the period. We believe that it has cleared out the inventory overhang in time for the fourth quarter holiday season. Meanwhile, the company’s significant dividend yield and its solid prospects for its Monster High business continue to make the stock attractive, in our view.

Finance company CIT was also an individual detractor. The company’s earnings suffered amid lower fee income and margin pressures. Moreover, while the company’s restructuring strengthened its balance sheet, it continued to face competitive pressures. The Fund has exited the position.

General Motors was an individual detractor amid concerns about costs from large, high-profile recalls and related litigation.

Meanwhile, our fixed income sleeve outperformed the Barclays U.S. Aggregate Bond Index, largely due to our overweight and security selection in corporate credit, as well as the additional income (or spread carry) that our credit holdings generated compared with those in the index. From a credit sector standpoint, top relative contributors included banking, automotives and life insurance. Credit sector detractors on a relative basis included finance companies, media cable and retailers.

Exposure to higher yielding securities, particularly those securities which are nearest to investment grade, helped make spread carry a relative contributor. We favored this “crossover” area of corporate credit during the period as we believe the valuations of select securities within it are mispriced.

Our yield curve positioning was a relative detractor within our corporate credit allocation. We were shorter duration versus the benchmark in our corporate exposure when corporate debt with longer duration performed better during the period. The sleeve’s positioning reflected our belief that there was a greater risk of rising interest rates that would create more downside risk in longer debt maturities. However, rates fell during the period.

Yield curve positioning also made Treasurys the fixed income sleeve’s largest relative detractor on a sector basis. For much of the period, we positioned our Treasury exposure along the curve in line with our belief that rates would rise. However, as stated, rates fell, so this positioning worked against the Fund.

Elsewhere, our mortgage backed securities (MBS) allocation was a relative contributor. Our shorter duration within MBS was additive in the 2013 fourth quarter when rates rose while our positioning in higher-coupon tranches in the 2014 third quarter helped amid higher rate volatility.

Please see the Derivative Instruments section in the “Notes to Financial Statements” for a discussion of derivatives used by the Fund.

OUTLOOK

As the U.S. economic trajectory stands today, we remain constructive on the equity market. Given steady but moderate U.S. growth and tame inflation, we expect the Fed to continue to stay on the sidelines at least through the middle of next year. When the Fed does begin to hike rates, we expect them to do so incrementally, with few surprises. A slow tightening should not derail positive economic fundamentals underpinning the equity market, in our view.

The equity market is not as replete with investment opportunities as it once was. Valuations overall are higher but remain reasonable overall, particularly in the case of some companies that still have room to reduce operating expenses and raise capital returns. We don’t see one sector as being especially cheap, but rather, opportunities present themselves on an individual security basis; thus, this “stock pickers” market plays to our fundamental, bottom-up approach. Moreover, the shareholder friendly activity that has increased this year, whether it be share buybacks or dividend increases, should continue, in our view.

The shareholder friendly activity which may benefit equity holders could require increasing balance sheet leverage, which is not beneficial to bondholders. Given the downside risks that shareholder friendly activity may

2 | SEPTEMBER 30, 2014

(unaudited)

present to bondholders, we continue to believe that what we don’t own in fixed income may be just as important to returns as what we do.

That said, many companies remain focused on improving their balance sheets and maintaining steady free cash flows. We believe this has yet to be fully recognized in both the investment grade and high-yield debt of select companies. Given the strength of balance sheets and the historical performance of corporate bonds over Treasurys in rising rate environments, some of the best risk-adjusted opportunities remain in corporate credit, in our view. While we are watching U.S. growth carefully, we are maintaining our overweight in corporates.

While we remain underweight in Treasurys, we lengthened our duration for the fixed income sleeve. This reflects our view that Treasury rates, especially on the long end, could be range bound through the end of the year. A rise in Treasury rates that may follow a strong U.S. economic report has tended to fade as Treasurys are purchased by foreign investors. In particular, European sovereign yields have fallen to record lows and rate differentials with Treasurys have widened. ECB is becoming increasingly aggressive about monetary stimulus to head off eurozone deflation and a faltering recovery. Any rise in U.S. Treasury yields makes them all the more attractive to foreign buyers, especially those whose local currency is depreciating against the U.S. dollar.

In summary, we still see exciting investment opportunities in fixed income and equities as the U.S. defies a slowing global growth trend and the rest of the world repairs itself. But, we intend to take advantage of them strictly within the confines of our key tenets of seeking risk-adjusted returns and capital preservation.

Thank you for investing in Janus Balanced Fund.

Janus Growth & Core Funds | 3

Janus Balanced Fund (unaudited)

Janus Balanced Fund At A Glance

5 Top Performers – Equity Holdings

Contribution

LyondellBasell Industries NV – Class A	1.72%
Apple, Inc.	1.47%
Allergan, Inc.	1.45%
Shire PLC (ADR)	1.38%
Union Pacific Corp.	1.05%

5 Bottom Performers – Equity Holdings

Contribution

Mattel, Inc.	–0.53%
CIT Group, Inc.	–0.24%
General Motors Co.	–0.23%
Las Vegas Sands Corp.	–0.18%
Viacom, Inc. – Class B	–0.10%

5 Top Performers – Sectors*

		Fund Weighting	S&P 500®
	Fund Contribution	(Average % of Equity)	Index Weighting

Health Care	1.78%	18.13%	13.33%
Materials	1.11%	7.49%	3.50%
Energy	0.65%	5.45%	10.37%
Industrials	0.51%	12.30%	10.66%
Telecommunication Services	0.26%	1.09%	2.40%

5 Bottom Performers – Sectors*

		Fund Weighting	S&P 500®
	Fund Contribution	(Average % of Equity)	Index Weighting

Consumer Discretionary	–1.91%	18.63%	12.16%
Other**	–0.56%	2.30%	0.00%
Consumer Staples	–0.50%	6.94%	9.71%
Information Technology	–0.40%	15.31%	18.66%
Financials	–0.32%	12.36%	16.18%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.
*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

**	Not a GICS classified sector.

4 | SEPTEMBER 30, 2014

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of September 30, 2014

LyondellBasell Industries NV – Class A Chemicals	2.5%
EI du Pont de Nemours & Co. Chemicals	2.1%
Apple, Inc. Technology Hardware, Storage & Peripherals	2.1%
NIKE, Inc. – Class B Textiles, Apparel & Luxury Goods	1.9%
Aetna, Inc. Health Care Providers & Services	1.8%

10.4%

Asset Allocation – (% of Net Assets)
As of September 30, 2014

Top Country Allocations – Long Positions (% of Investment Securities)
As of September 30, 2014

As of September 30, 2013

Janus Growth & Core Funds | 5

Janus Balanced Fund (unaudited)

Performance

					Expense Ratios –
Average Annual Total Return – for the periods ended September 30, 2014					per the January 28, 2014 prospectuses
	One	Five	Ten	Since	Total Annual Fund
	Year	Year	Year	Inception*	Operating Expenses

Janus Balanced Fund – Class A Shares
NAV	11.62%	9.81%	8.48%	10.01%	0.94%
MOP	5.19%	8.52%	7.84%	9.71%

Janus Balanced Fund – Class C Shares
NAV	10.78%	9.00%	7.68%	9.34%	1.70%
CDSC	9.78%	9.00%	7.68%	9.34%

Janus Balanced Fund – Class D Shares(1)	11.86%	10.03%	8.62%	10.07%	0.73%

Janus Balanced Fund – Class I Shares	11.99%	10.12%	8.57%	10.05%	0.69%

Janus Balanced Fund – Class N Shares	12.03%	9.93%	8.57%	10.05%	0.58%

Janus Balanced Fund – Class R Shares	11.20%	9.37%	8.01%	9.63%	1.33%

Janus Balanced Fund – Class S Shares	11.49%	9.66%	8.28%	9.85%	1.08%

Janus Balanced Fund – Class T Shares	11.77%	9.93%	8.57%	10.05%	0.83%

S&P 500® Index	19.73%	15.70%	8.11%	9.46%

Barclays U.S. Aggregate Bond Index	3.96%	4.12%	4.62%	5.88%

Balanced Index	12.48%	10.62%	6.76%	8.14%

Morningstar Quartile – Class T Shares	2nd	2nd	1st	1st

Morningstar Ranking – based on total return for Moderate Allocation Funds	240/875	333/726	29/597	16/228

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

See important disclosures on the next page.

6 | SEPTEMBER 30, 2014

(unaudited)

A Fund’s performance may be affected by risks that include those associated with nondiversification, non-investment grade debt securities, high-yield/high-risk securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest. Additional risks to a Fund may also include, but are not limited to, those associated with investing in foreign securities, emerging markets, initial public offerings, real estate investment trusts (REITs), derivatives, short sales, commodity-linked investments and companies with relatively small market capitalizations. Each Fund has different risks. Please see a Janus prospectus for more information about risks, Fund holdings and other details.

Fixed income securities are subject to interest rate, inflation, credit and default risk. The bond market is volatile. As interest rates rise, bond prices usually fall, and vice versa. The return of principal is not guaranteed, and prices may decline if an issuer fails to make timely payments or its credit strength weakens.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, Class R Shares, and Class S Shares commenced operations on July 6, 2009. Performance shown for each class for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class, calculated using the fees and expenses of each respective class, without the effect of any fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010. Performance shown for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Class I Shares commenced operations on July 6, 2009. Performance shown for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers.

Class N Shares commenced operations on May 31, 2012. Performance shown for periods prior to May 31, 2012, reflects the performance of the Fund’s Class T Shares, calculated using the fees and expenses of Class T Shares, net of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2014 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments and Other Information for index definitions.

A Fund’s portfolio may differ significantly from the securities held in an index. An Index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Fund Report.”

*	The Fund’s inception date – September 1, 1992
(1)	Closed to new investors.

Janus Growth & Core Funds | 7

Janus Balanced Fund (unaudited)

Expense Examples
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees; administrative services fees payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses
The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				Hypothetical
	Actual			(5% return before expenses)
	Beginning	Ending	Expenses	Beginning	Ending	Expenses
	Account	Account	Paid During	Account	Account	Paid During	Net Annualized
	Value	Value	Period	Value	Value	Period	Expense Ratio
	(4/1/14)	(9/30/14)	(4/1/14 - 9/30/14)†	(4/1/14)	(9/30/14)	(4/1/14 - 9/30/14)†	(4/1/14 - 9/30/14)

Class A Shares	$1,000.00	$1,036.60	$4.75	$1,000.00	$1,020.41	$4.71	0.93%

Class C Shares	$1,000.00	$1,032.40	$8.46	$1,000.00	$1,016.75	$8.39	1.66%

Class D Shares	$1,000.00	$1,037.50	$3.68	$1,000.00	$1,021.46	$3.65	0.72%

Class I Shares	$1,000.00	$1,037.80	$3.27	$1,000.00	$1,021.86	$3.24	0.64%

Class N Shares	$1,000.00	$1,038.20	$2.91	$1,000.00	$1,022.21	$2.89	0.57%

Class R Shares	$1,000.00	$1,034.40	$6.73	$1,000.00	$1,018.45	$6.68	1.32%

Class S Shares	$1,000.00	$1,035.70	$5.46	$1,000.00	$1,019.70	$5.42	1.07%

Class T Shares	$1,000.00	$1,037.10	$4.19	$1,000.00	$1,020.96	$4.15	0.82%

†	Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

8 | SEPTEMBER 30, 2014

Janus Balanced Fund

Schedule of Investments

As of September 30, 2014

Shares or Principal Amount		Value

Asset-Backed/Commercial Mortgage-Backed Securities – 2.1%
$10,393,000	AmeriCredit Automobile Receivables Trust 2012-4 2.6800%, 10/9/18	$10,515,637
3,385,000	AmeriCredit Automobile Receivables Trust 2013-4 3.3100%, 10/8/19	3,456,315
48,078,000	Applebee’s/IHOP Funding LLC 4.2770%, 9/5/21 (144A)	47,620,874
8,062,000	Aventura Mall Trust 2013-AVM 3.8674%, 12/5/20 (144A),‡	7,771,486
5,530,000	Boca Hotel Portfolio Trust 2013-BOCA 3.2036%, 8/15/26 (144A),‡	5,534,380
23,236,152	CKE Restaurant Holdings, Inc. 4.4740%, 3/20/43 (144A)	23,451,552
5,970,753	COMM 2007-C9 Mortgage Trust 5.6500%, 12/10/49	6,402,313
18,183,000	Commercial Mortgage Trust 2007-GG11 5.8670%, 12/10/49‡	19,851,890
11,060,664	Domino’s Pizza Master Issuer LLC 5.2160%, 1/25/42 (144A)	11,681,808
12,858,680	FREMF 2010 K-SCT Mortgage Trust 2.0000%, 1/25/20 (144A),§	11,115,622
9,893,000	GS Mortgage Securities Corp. II 3.5495%, 12/10/27 (144A),‡	9,297,669
4,056,000	GS Mortgage Securities Corp. Trust 2013-NYC5 3.7706%, 1/10/18 (144A),‡	4,079,306
4,368,000	Hilton USA Trust 2013-HLT 4.4065%, 11/5/30 (144A)	4,453,246
3,257,000	Hilton USA Trust 2013-HLT 5.6086%, 11/5/30 (144A),‡	3,307,497
6,993,000	JP Morgan Chase Commercial Mortgage Securities Trust 2013-JWRZ 3.1436%, 4/15/30 (144A),‡	7,011,587
3,123,000	JP Morgan Chase Commercial Mortgage Securities Trust 2013-JWRZ 3.8936%, 4/15/30 (144A),‡	3,134,227
7,393,000	JP Morgan Chase Commercial Mortgage Securities Trust 2013-WT 2.8044%, 2/16/25 (144A)	7,510,327
6,350,000	JP Morgan Chase Commercial Mortgage Securities Trust 2013-WT 4.8447%, 2/16/25 (144A)	6,542,240
2,881,000	JP Morgan Chase Commercial Mortgage Securities Trust 2014-FBLU 3.6540%, 12/15/28 (144A),‡	2,883,394
12,352,000	LB-UBS Commercial Mortgage Trust 2007-C2 5.4930%, 2/15/40‡	13,132,436
3,952,000	Santander Drive Auto Receivables Trust 2.5200%, 9/17/18	4,010,743
4,254,000	Santander Drive Auto Receivables Trust 2012-5 3.3000%, 9/17/18	4,389,515
15,074,000	Wachovia Bank Commercial Mortgage Trust Series 2007-C30 5.3830%, 12/15/43	16,130,024
4,626,000	Wachovia Bank Commercial Mortgage Trust Series 2007-C31 5.5910%, 4/15/47‡	5,026,982
4,888,774	Wachovia Bank Commercial Mortgage Trust Series 2007-C33 5.9413%, 2/15/51‡	5,102,003
3,227,000	Wells Fargo Commercial Mortgage Trust 2014-TISH 2.9036%, 1/15/27 (144A),‡	3,226,997
1,545,000	Wells Fargo Commercial Mortgage Trust 2014-TISH 2.4036%, 2/15/27 (144A),‡	1,544,998
1,620,000	Wells Fargo Commercial Mortgage Trust 2014-TISH 3.4036%, 2/15/27 (144A),‡	1,618,894

Total Asset-Backed/Commercial Mortgage-Backed Securities (cost $250,147,913)		249,803,962

Bank Loans and Mezzanine Loans – 0.8%
Basic Industry – 0.1%
8,547,709	FMG Resources August 2006 Pty, Ltd. 3.7500%, 6/30/19‡	8,359,403
Communications – 0.1%
9,950,529	Tribune Media Co. 4.0000%, 12/27/20‡	9,810,625
Consumer Cyclical – 0.1%
13,327,613	MGM Resorts International 3.5000%, 12/20/19‡	13,077,720
Consumer Non-Cyclical – 0.1%
2,514,003	CHS/Community Health Systems, Inc. 4.2500%, 1/27/21‡	2,504,801
11,053,455	IMS Health, Inc. 3.5000%, 3/17/21‡	10,818,569
6,626,860	Quintiles Transnational Corp. 3.7500%, 6/8/18‡	6,519,174

		19,842,544
Technology – 0.4%
44,857,575	Avago Technologies Cayman, Ltd. 3.7500%, 5/6/21‡	44,414,831

Total Bank Loans and Mezzanine Loans (cost $96,742,604)		95,505,123

Common Stock – 55.8%
Aerospace & Defense – 3.8%
1,634,137	Boeing Co.	208,156,371
1,149,823	Honeywell International, Inc.	107,071,518
601,156	Precision Castparts Corp.	142,401,833

		457,629,722
Airlines – 0.8%
2,038,297	United Continental Holdings, Inc.*	95,371,917
Automobiles – 0.9%
3,343,415	General Motors Co.	106,788,675
Beverages – 0.4%
1,825,723	Diageo PLC	52,780,867
Capital Markets – 1.8%
6,614,106	Blackstone Group LP	208,212,057

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

Janus Growth & Core Funds | 9

Janus Balanced Fund

Schedule of Investments

As of September 30, 2014

Shares or Principal Amount		Value

Chemicals – 4.6%
3,536,354	EI du Pont de Nemours & Co.	$253,768,763
2,706,386	LyondellBasell Industries NV – Class A	294,075,903

		547,844,666
Commercial Banks – 2.6%
1,773,227	JPMorgan Chase & Co.	106,819,195
4,844,510	U.S. Bancorp	202,645,853

		309,465,048
Consumer Finance – 0.6%
819,442	American Express Co.	71,733,953
Diversified Financial Services – 0.4%
644,982	CME Group, Inc.	51,569,536
Diversified Telecommunication Services – 0.2%
455,483	Verizon Communications, Inc.	22,769,595
Electronic Equipment, Instruments & Components – 1.8%
372,905	Amphenol Corp. – Class A	37,238,293
3,281,223	TE Connectivity, Ltd. (U.S. Shares)	181,418,820

		218,657,113
Food Products – 1.0%
564,918	Hershey Co.	53,910,125
1,542,503	Unilever PLC	64,375,793

		118,285,918
Health Care Equipment & Supplies – 0.8%
2,234,809	Abbott Laboratories	92,945,706
Health Care Providers & Services – 3.3%
2,621,271	Aetna, Inc.	212,322,951
1,142,573	AmerisourceBergen Corp.	88,320,893
1,266,365	Express Scripts Holding Co.*	89,443,360

		390,087,204
Hotels, Restaurants & Leisure – 2.0%
2,341,931	Las Vegas Sands Corp.	145,691,528
903,654	Six Flags Entertainment Corp.	31,076,661
798,964	Starwood Hotels & Resorts Worldwide, Inc.	66,481,794

		243,249,983
Industrial Conglomerates – 0.7%
553,652	3M Co.	78,441,415
Information Technology Services – 2.0%
451,447	Automatic Data Processing, Inc.	37,506,217
2,785,546	MasterCard, Inc. – Class A	205,907,560

		243,413,777
Insurance – 0.7%
3,605,611	Prudential PLC	80,071,281
Internet & Catalog Retail – 1.3%
575,994	Alibaba Group Holding, Ltd. (ADR)*	51,177,067
90,934	Priceline Group, Inc.*	105,354,314

		156,531,381
Internet Software & Services – 1.1%
224,789	Google, Inc. – Class C*	129,784,177
Leisure Products – 0.8%
3,094,283	Mattel, Inc.	94,839,774
Machinery – 0.3%
455,494	Dover Corp.	36,589,833
Media – 3.0%
3,274,714	CBS Corp. – Class B	175,197,199
566,513	CBS Outdoor Americas, Inc.	16,961,399
525,432	Time Warner Cable, Inc.	75,394,238
1,092,624	Viacom, Inc. – Class B	84,066,490

		351,619,326
Oil, Gas & Consumable Fuels – 3.2%
1,448,549	Chevron Corp.	172,840,867
5,050,958	Enterprise Products Partners LP	203,553,607

		376,394,474
Pharmaceuticals – 5.2%
3,564,096	AbbVie, Inc.	205,862,185
1,762,382	Bristol-Myers Squibb Co.	90,198,711
979,683	Eli Lilly & Co.	63,532,442
438,492	Endo International PLC*	29,966,543
1,350,622	Johnson & Johnson	143,962,799
1,974,840	Mylan, Inc.*	89,835,472

		623,358,152
Professional Services – 0.2%
216,120	Towers Watson & Co. – Class A	21,503,940
Real Estate Investment Trusts (REITs) – 0.5%
878,256	Ventas, Inc.	54,407,959
Real Estate Management & Development – 0.6%
61,628,705	Colony American Homes Holdings III LP – Private Placement*,§	68,407,863
Road & Rail – 2.6%
471,978	Canadian Pacific Railway, Ltd. (U.S. Shares)	97,921,276
1,902,837	Union Pacific Corp.	206,305,587

		304,226,863
Software – 1.3%
3,394,952	Microsoft Corp.	157,389,975
Specialty Retail – 0.9%
76,899	AutoZone, Inc.*	39,192,344
710,273	Home Depot, Inc.	65,160,445

		104,352,789
Technology Hardware, Storage & Peripherals – 2.1%
2,450,200	Apple, Inc.	246,857,650
Textiles, Apparel & Luxury Goods – 1.9%
2,533,786	NIKE, Inc. – Class B	226,013,711
Tobacco – 2.4%
2,265,072	Altria Group, Inc.	104,057,407
2,216,232	Philip Morris International, Inc.†	184,833,749

		288,891,156

Total Common Stock (cost $4,389,692,093)		6,630,487,456

Corporate Bonds – 22.4%
Asset-Backed Securities – 0.1%
$11,889,000	American Tower Trust I 1.5510%, 3/15/18 (144A)	11,694,520
Banking – 4.4%
21,654,000	Abbey National Treasury Services PLC 4.0000%, 3/13/24	21,946,827
13,363,000	American Express Co. 6.8000%, 9/1/66‡	14,265,003

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

10 | SEPTEMBER 30, 2014

Schedule of Investments

As of September 30, 2014

Shares or Principal Amount		Value

Banking – (continued)
$6,540,000	American Express Credit Corp. 1.7500%, 6/12/15	$6,598,618
22,533,000	American Express Credit Corp. 2.1250%, 3/18/19	22,440,727
5,106,000	Bank of America Corp. 1.5000%, 10/9/15	5,144,550
28,036,000	Bank of America Corp. 2.6500%, 4/1/19	27,950,070
15,255,000	Bank of America Corp. 4.2000%, 8/26/24	15,123,090
11,343,000	Bank of America Corp. 8.0000%µ	12,229,229
13,005,000	Citigroup, Inc. 5.9000%, 12/29/49	12,647,363
6,488,000	Credit Suisse, New York 5.4000%, 1/14/20	7,236,884
19,962,000	Credit Suisse, New York 3.6250%, 9/9/24	19,694,669
21,101,000	Goldman Sachs Capital I 6.3450%, 2/15/34	23,986,857
4,588,000	Goldman Sachs Group, Inc. 5.6250%, 1/15/17	4,982,618
16,035,000	Goldman Sachs Group, Inc. 2.3750%, 1/22/18	16,201,459
11,250,000	Goldman Sachs Group, Inc. 5.7000%µ	11,413,125
7,426,000	HBOS PLC 6.7500%, 5/21/18 (144A)	8,399,950
3,215,000	HSBC Bank USA NA 4.8750%, 8/24/20	3,552,671
11,937,000	Intesa Sanpaolo SpA 5.0170%, 6/26/24 (144A)	11,630,649
2,510,000	JPMorgan Chase & Co. 7.9000%µ	2,717,075
7,104,000	Lloyds Bank PLC 6.5000%, 9/14/20 (144A)	8,259,594
4,148,000	Morgan Stanley 4.7500%, 3/22/17	4,457,486
9,191,000	Morgan Stanley 2.5000%, 1/24/19	9,191,616
31,310,000	Morgan Stanley 2.3750%, 7/23/19	30,814,926
14,417,000	Morgan Stanley 5.0000%, 11/24/25	15,077,443
24,008,000	Morgan Stanley 4.3500%, 9/8/26	23,595,471
2,912,000	Royal Bank of Scotland Group PLC 2.5500%, 9/18/15	2,955,182
21,395,000	Royal Bank of Scotland Group PLC 6.1000%, 6/10/23	22,590,852
22,059,000	Royal Bank of Scotland Group PLC 6.0000%, 12/19/23	23,125,310
38,768,000	Royal Bank of Scotland Group PLC 5.1250%, 5/28/24	38,091,925
10,653,000	Santander UK PLC 5.0000%, 11/7/23 (144A)	11,176,659
12,357,000	SVB Financial Group 5.3750%, 9/15/20	13,823,059
13,813,000	Synchrony Financial 3.0000%, 8/15/19	13,850,861
34,993,000	Synchrony Financial 4.2500%, 8/15/24	34,997,409
18,653,000	Zions Bancorporation 5.8000%µ	17,813,615

		517,982,842
Basic Industry – 0.7%
5,418,000	Alcoa, Inc. 5.1250%, 10/1/24	5,425,038
6,603,000	Ashland, Inc. 3.8750%, 4/15/18	6,619,508
8,522,000	Ashland, Inc. 6.8750%, 5/15/43	8,884,185
9,372,000	FMG Resources August 2006 Pty, Ltd. 8.2500%, 11/1/19 (144A)	9,688,305
3,178,000	Plains Exploration & Production Co. 6.5000%, 11/15/20	3,480,291
1,248,000	Plains Exploration & Production Co. 6.6250%, 5/1/21	1,366,560
3,296,000	Plains Exploration & Production Co. 6.7500%, 2/1/22	3,650,320
13,732,000	Plains Exploration & Production Co. 6.8750%, 2/15/23	15,585,820
4,655,000	Reliance Steel & Aluminum Co. 4.5000%, 4/15/23	4,785,517
9,413,000	Sherwin-Williams Co. 3.1250%, 12/15/14	9,466,607
5,209,000	Steel Dynamics, Inc. 5.1250%, 10/1/21 (144A)	5,287,135
2,604,000	Steel Dynamics, Inc. 5.5000%, 10/1/24 (144A)	2,617,020
7,816,000	WR Grace & Co. 5.1250%, 10/1/21 (144A)	7,943,010
4,429,000	WR Grace & Co. 5.6250%, 10/1/24 (144A)	4,539,725

		89,339,041
Brokerage – 1.6%
15,838,000	Ameriprise Financial, Inc. 7.5180%, 6/1/66‡	17,263,420
7,135,000	Carlyle Holdings Finance LLC 3.8750%, 2/1/23 (144A)	7,322,529
10,895,000	Charles Schwab Corp. 7.0000%µ	12,699,539
6,706,000	E*TRADE Financial Corp. 6.7500%, 6/1/16	7,058,065
5,183,000	E*TRADE Financial Corp. 6.0000%, 11/15/17	5,338,490
14,695,000	E*TRADE Financial Corp. 6.3750%, 11/15/19	15,429,750
3,300,000	Lazard Group LLC 6.8500%, 6/15/17	3,718,153
13,707,000	Lazard Group LLC 4.2500%, 11/14/20	14,329,558
21,063,000	Neuberger Berman Group LLC / Neuberger Berman Finance Corp. 5.6250%, 3/15/20 (144A)	21,905,520
12,030,000	Neuberger Berman Group LLC / Neuberger Berman Finance Corp. 5.8750%, 3/15/22 (144A)	12,781,875

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

Janus Growth & Core Funds | 11

Janus Balanced Fund

Schedule of Investments

As of September 30, 2014

Shares or Principal Amount		Value

Brokerage – (continued)
$16,215,000	Raymond James Financial, Inc. 4.2500%, 4/15/16	$16,992,007
30,458,000	Raymond James Financial, Inc. 5.6250%, 4/1/24	34,316,054
9,302,000	Stifel Financial Corp. 4.2500%, 7/18/24	9,355,040
9,134,000	TD Ameritrade Holding Corp. 4.1500%, 12/1/14	9,191,078

		187,701,078
Capital Goods – 0.6%
7,020,000	CNH Industrial Capital LLC 3.6250%, 4/15/18	6,862,050
9,752,000	Exelis, Inc. 4.2500%, 10/1/16	10,260,869
4,406,000	Exelis, Inc. 5.5500%, 10/1/21	4,689,725
12,140,000	FLIR Systems, Inc. 3.7500%, 9/1/16	12,687,283
11,264,000	Hanson, Ltd. 6.1250%, 8/15/16	12,052,480
8,143,000	Ingersoll-Rand Global Holding Co., Ltd. 4.2500%, 6/15/23	8,539,458
6,620,000	Interface, Inc. 7.6250%, 12/1/18	6,884,800
9,175,000	Martin Marietta Materials, Inc. 4.2500%, 7/2/24 (144A)	9,305,459
2,097,000	Vulcan Materials Co. 7.0000%, 6/15/18	2,327,670

		73,609,794
Communications – 0.8%
5,307,000	Nielsen Finance LLC / Nielsen Finance Co. 4.5000%, 10/1/20	5,134,522
5,610,000	Nielsen Finance LLC / Nielsen Finance Co. 5.0000%, 4/15/22 (144A)	5,483,775
6,620,000	SBA Tower Trust 2.9330%, 12/15/17 (144A)	6,713,210
9,995,000	Sprint Corp. 7.2500%, 9/15/21 (144A)	10,407,294
12,996,000	UBM PLC 5.7500%, 11/3/20 (144A)	14,051,626
11,088,000	Verizon Communications, Inc. 2.6250%, 2/21/20 (144A)	10,948,901
10,123,000	Verizon Communications, Inc. 5.1500%, 9/15/23	11,209,896
9,448,000	Verizon Communications, Inc. 6.4000%, 9/15/33	11,509,724
5,002,000	Viacom, Inc. 3.8750%, 4/1/24	4,981,232
12,799,000	Viacom, Inc. 4.3750%, 3/15/43	11,784,078

		92,224,258
Consumer Cyclical – 1.9%
19,034,000	Brinker International, Inc. 3.8750%, 5/15/23	18,687,410
2,737,000	Continental Rubber of America Corp. 4.5000%, 9/15/19 (144A)	2,871,584
4,238,000	DR Horton, Inc. 4.7500%, 5/15/17	4,396,925
9,162,000	DR Horton, Inc. 3.7500%, 3/1/19	8,910,045
9,773,000	Ford Motor Credit Co. LLC 5.8750%, 8/2/21	11,237,230
31,820,000	General Motors Co. 3.5000%, 10/2/18	32,337,075
69,966,000	General Motors Co. 4.8750%, 10/2/23	73,989,045
14,281,000	General Motors Co. 6.2500%, 10/2/43	16,708,770
4,904,000	General Motors Financial Co., Inc. 3.2500%, 5/15/18	4,928,520
2,545,000	General Motors Financial Co., Inc. 4.2500%, 5/15/23	2,554,544
6,236,000	Macy’s Retail Holdings, Inc. 5.9000%, 12/1/16	6,856,501
10,458,000	MDC Holdings, Inc. 5.5000%, 1/15/24	10,302,082
5,133,000	MGM Resorts International 8.6250%, 2/1/19	5,787,971
9,050,000	Schaeffler Finance BV 4.2500%, 5/15/21 (144A)	8,710,625
3,100,000	Tiffany & Co. 3.8000%, 10/1/24 (144A)	3,097,966
5,223,000	Tiffany & Co. 4.9000%, 10/1/44 (144A)	5,215,411
3,802,000	Toll Brothers Finance Corp. 4.0000%, 12/31/18	3,797,247
3,468,000	Toll Brothers Finance Corp. 5.8750%, 2/15/22	3,684,750
1,941,000	Toll Brothers Finance Corp. 4.3750%, 4/15/23	1,848,803
6,061,000	Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp. 4.2500%, 5/30/23 (144A)	5,742,797

		231,665,301
Consumer Non-Cyclical – 1.4%
19,295,000	Forest Laboratories, Inc. 4.3750%, 2/1/19 (144A)	20,309,165
16,070,000	Fresenius Medical Care U.S. Finance II, Inc. 5.8750%, 1/31/22 (144A)	17,034,200
6,646,000	HCA, Inc. 3.7500%, 3/15/19	6,496,465
14,197,000	Life Technologies Corp. 6.0000%, 3/1/20	16,387,569
2,944,000	Life Technologies Corp. 5.0000%, 1/15/21	3,277,384
10,387,000	SABMiller Holdings, Inc. 2.2000%, 8/1/18 (144A)	10,364,928
7,831,000	Safeway, Inc. 4.7500%, 12/1/21	7,897,814
3,050,000	Smithfield Foods, Inc. 5.2500%, 8/1/18 (144A)	3,057,625
4,996,000	Sysco Corp. 3.0000%, 10/2/21	5,005,407
6,245,000	Sysco Corp. 3.5000%, 10/2/24	6,262,149

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

12 | SEPTEMBER 30, 2014

Schedule of Investments

As of September 30, 2014

Shares or Principal Amount		Value

Consumer Non-Cyclical – (continued)
$11,723,000	Sysco Corp. 4.5000%, 10/2/44	$11,808,648
9,770,000	Tenet Healthcare Corp. 8.1250%, 4/1/22	10,722,575
8,898,000	Tyson Foods, Inc. 6.6000%, 4/1/16	9,627,556
20,407,000	Wm Wrigley Jr Co. 2.4000%, 10/21/18 (144A)	20,552,216
20,390,000	Wm Wrigley Jr Co. 3.3750%, 10/21/20 (144A)	20,693,668

		169,497,369
Electric – 0.3%
12,099,000	CMS Energy Corp. 4.2500%, 9/30/15	12,501,243
6,174,000	IPALCO Enterprises, Inc. 5.0000%, 5/1/18	6,505,852
8,067,000	PPL WEM Holdings, Ltd. 3.9000%, 5/1/16 (144A)	8,395,892
9,437,000	PPL WEM Holdings, Ltd. 5.3750%, 5/1/21 (144A)	10,593,344

		37,996,331
Energy – 4.7%
19,974,000	Anadarko Petroleum Corp. 3.4500%, 7/15/24	19,618,183
14,811,000	Anadarko Petroleum Corp. 4.5000%, 7/15/44	14,270,547
42,657,000	California Resources Corp. 5.5000%, 9/15/21 (144A)	43,296,855
37,452,000	California Resources Corp. 6.0000%, 11/15/24 (144A)	38,481,930
33,189,000	Chesapeake Energy Corp. 5.3750%, 6/15/21	33,977,239
54,289,000	Chesapeake Energy Corp. 4.8750%, 4/15/22	54,560,445
19,540,000	Chesapeake Energy Corp. 5.7500%, 3/15/23	20,810,100
21,864,000	Cimarex Energy Co. 5.8750%, 5/1/22	23,503,800
18,162,000	Cimarex Energy Co. 4.3750%, 6/1/24	18,298,215
1,300,000	Continental Resources, Inc. 7.1250%, 4/1/21	1,441,375
21,861,000	Continental Resources, Inc. 5.0000%, 9/15/22	23,063,355
10,296,000	Continental Resources, Inc. 3.8000%, 6/1/24	10,085,097
5,235,000	Continental Resources, Inc. 4.9000%, 6/1/44	5,103,382
16,998,000	DCP Midstream Operating LP 4.9500%, 4/1/22	18,496,153
8,927,000	DCP Midstream Operating LP 3.8750%, 3/15/23	8,937,846
7,956,000	DCP Midstream Operating LP 5.6000%, 4/1/44	8,748,243
10,153,000	Devon Energy Corp. 2.2500%, 12/15/18	10,129,861
5,825,000	El Paso Pipeline Partners Operating Co. LLC 5.0000%, 10/1/21	6,267,187
6,116,000	El Paso Pipeline Partners Operating Co. LLC 4.3000%, 5/1/24	6,075,940
6,287,000	Energy Transfer Partners LP 4.1500%, 10/1/20	6,528,547
18,243,000	EnLink Midstream Partners LP 4.4000%, 4/1/24	18,934,756
14,468,000	EnLink Midstream Partners LP 5.6000%, 4/1/44	15,826,704
4,715,000	Ensco PLC 4.5000%, 10/1/24	4,730,875
4,911,000	Ensco PLC 5.7500%, 10/1/44	4,978,546
8,032,000	Forum Energy Technologies, Inc. 6.2500%, 10/1/21	8,252,880
2,631,000	Frontier Oil Corp. 6.8750%, 11/15/18	2,732,951
12,170,000	Kinder Morgan Energy Partners LP 5.0000%, 3/1/43	11,252,005
614,000	Kinder Morgan, Inc. 6.5000%, 9/15/20	690,750
9,580,000	Kinder Morgan, Inc. 7.7500%, 1/15/32	11,759,450
9,029,000	Motiva Enterprises LLC 5.7500%, 1/15/20 (144A)	10,153,228
16,615,000	Nabors Industries, Inc. 5.0000%, 9/15/20	18,194,073
12,895,000	NGL Energy Partners LP / NGL Energy Finance Corp. 5.1250%, 7/15/19 (144A)	12,637,100
12,156,000	Plains All American Pipeline LP / PAA Finance Corp. 3.9500%, 9/15/15	12,507,163
14,732,000	Spectra Energy Partners LP 4.7500%, 3/15/24	15,801,145
24,270,000	Western Gas Partners LP 5.3750%, 6/1/21	27,121,701
13,720,000	Whiting Petroleum Corp. 5.0000%, 3/15/19	14,097,300

		561,364,927
Finance Companies – 0.9%
26,039,000	CIT Group, Inc. 4.2500%, 8/15/17	26,299,390
3,661,000	CIT Group, Inc. 6.6250%, 4/1/18 (144A)	3,926,422
18,447,000	CIT Group, Inc. 5.5000%, 2/15/19 (144A)	19,300,174
7,272,000	CIT Group, Inc. 3.8750%, 2/19/19	7,144,740
10,650,000	CIT Group, Inc. 5.0000%, 8/1/23	10,570,125
4,891,000	GE Capital Trust I 6.3750%, 11/15/67‡	5,282,280
1,108,000	General Electric Capital Corp. 6.3750%, 11/15/67‡	1,199,410
17,100,000	General Electric Capital Corp. 6.2500%µ	18,425,250
12,100,000	General Electric Capital Corp. 7.1250%µ	14,005,750

		106,153,541

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

Janus Growth & Core Funds | 13

Janus Balanced Fund

Schedule of Investments

As of September 30, 2014

Shares or Principal Amount		Value

Financial – 0.3%
$13,741,000	Jones Lang LaSalle, Inc. 4.4000%, 11/15/22	$14,036,418
24,338,000	LeasePlan Corp. NV 2.5000%, 5/16/18 (144A)	24,411,671

		38,448,089
Industrial – 0.1%
4,369,000	CBRE Services, Inc. 6.6250%, 10/15/20	4,593,566
5,582,000	Cintas Corp. No 2 2.8500%, 6/1/16	5,747,339
5,845,000	Cintas Corp. No 2 4.3000%, 6/1/21	6,338,055

		16,678,960
Insurance – 0.3%
3,552,000	American International Group, Inc. 5.6000%, 10/18/16	3,867,027
20,767,000	Primerica, Inc. 4.7500%, 7/15/22	22,509,787
8,452,000	Voya Financial, Inc. 5.6500%, 5/15/53‡	8,494,260

		34,871,074
Owned No Guarantee – 0.1%
6,626,000	CNOOC Nexen Finance 2014 ULC 4.2500%, 4/30/24	6,715,531
Real Estate Investment Trusts (REITs) – 1.1%
9,695,000	Alexandria Real Estate Equities, Inc. 2.7500%, 1/15/20	9,606,233
17,006,000	Alexandria Real Estate Equities, Inc. 4.6000%, 4/1/22	17,852,644
9,497,000	Alexandria Real Estate Equities, Inc. 4.5000%, 7/30/29	9,498,520
9,793,000	Goodman Funding Pty, Ltd. 6.3750%, 11/12/20 (144A)	11,363,503
22,192,000	Kennedy-Wilson, Inc. 8.7500%, 4/1/19	23,579,000
7,909,000	Post Apartment Homes LP 4.7500%, 10/15/17	8,589,538
4,441,000	Reckson Operating Partnership LP 6.0000%, 3/31/16	4,728,630
2,545,000	Retail Opportunity Investments Partnership LP 5.0000%, 12/15/23	2,709,659
3,890,000	Senior Housing Properties Trust 6.7500%, 4/15/20	4,426,349
4,295,000	Senior Housing Properties Trust 6.7500%, 12/15/21	4,956,185
9,439,000	SL Green Realty Corp. / SL Green Operating Partnership / Reckson Operating Partnership 5.0000%, 8/15/18	10,170,862
18,217,000	SL Green Realty Corp. / SL Green Operating Partnership / Reckson Operating Partnership 7.7500%, 3/15/20	21,659,430

		129,140,553
Technology – 2.4%
18,785,000	Amphenol Corp. 4.7500%, 11/15/14	18,878,042
7,877,000	Amphenol Corp. 3.1250%, 9/15/21	7,859,001
7,664,000	Autodesk, Inc. 3.6000%, 12/15/22	7,557,739
2,732,000	Fidelity National Information Services, Inc. 5.0000%, 3/15/22	2,878,968
8,061,000	Fidelity National Information Services, Inc. 3.8750%, 6/5/24	8,052,407
8,041,000	Fiserv, Inc. 3.1250%, 10/1/15	8,220,459
24,209,000	Motorola Solutions, Inc. 4.0000%, 9/1/24	23,630,841
12,901,000	National Semiconductor Corp. 3.9500%, 4/15/15	13,148,596
12,179,000	National Semiconductor Corp. 6.6000%, 6/15/17	13,890,259
29,074,000	Samsung Electronics America, Inc. 1.7500%, 4/10/17 (144A)	29,160,146
4,454,000	Seagate HDD Cayman 4.7500%, 6/1/23	4,487,405
42,600,000	Seagate HDD Cayman 4.7500%, 1/1/25 (144A)	42,387,000
32,964,000	TSMC Global, Ltd. 1.6250%, 4/3/18 (144A)	32,550,467
7,827,000	Verisk Analytics, Inc. 4.8750%, 1/15/19	8,438,351
37,675,000	Verisk Analytics, Inc. 5.8000%, 5/1/21	42,424,687
12,074,000	Verisk Analytics, Inc. 4.1250%, 9/12/22	12,434,336
4,941,000	Xilinx, Inc. 2.1250%, 3/15/19	4,910,425
6,384,000	Xilinx, Inc. 3.0000%, 3/15/21	6,388,482

		287,297,611
Transportation – 0.5%
2,208,000	Asciano Finance, Ltd. 3.1250%, 9/23/15 (144A)	2,248,698
12,243,000	JB Hunt Transport Services, Inc. 3.3750%, 9/15/15	12,553,752
1,536,000	Penske Truck Leasing Co. LP / PTL Finance Corp. 2.5000%, 3/15/16 (144A)	1,567,230
12,857,000	Penske Truck Leasing Co. LP / PTL Finance Corp. 3.3750%, 3/15/18 (144A)	13,395,502
8,593,000	Penske Truck Leasing Co. LP / PTL Finance Corp. 2.5000%, 6/15/19 (144A)	8,544,544
1,308,000	Penske Truck Leasing Co. LP / PTL Finance Corp. 4.8750%, 7/11/22 (144A)	1,405,633
7,049,000	Penske Truck Leasing Co. LP / PTL Finance Corp. 4.2500%, 1/17/23 (144A)	7,248,247
8,348,000	Southwest Airlines Co. 5.1250%, 3/1/17	9,010,222

		55,973,828

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

14 | SEPTEMBER 30, 2014

Schedule of Investments

As of September 30, 2014

Shares or Principal Amount		Value

Utility – 0.2%
$6,289,000	American Water Capital Corp. 3.4000%, 3/1/25	$6,262,624
15,733,000	American Water Capital Corp. 4.3000%, 12/1/42	15,619,958

		21,882,582

Total Corporate Bonds (cost $2,608,161,120)		2,670,237,230

Mortgage-Backed Securities – 8.7%
	Fannie Mae Pool:
2,386,038	5.5000%, 1/1/25	2,623,584
6,056,560	5.0000%, 9/1/29	6,708,788
2,400,613	5.0000%, 1/1/30	2,656,908
1,617,611	5.5000%, 1/1/33	1,817,408
6,800,240	6.0000%, 10/1/35	7,734,693
7,368,925	6.0000%, 12/1/35	8,382,524
1,199,136	6.0000%, 2/1/37	1,388,353
6,882,780	6.0000%, 9/1/37	7,542,208
5,717,346	6.0000%, 10/1/38	6,671,364
2,001,930	7.0000%, 2/1/39	2,164,126
7,269,940	5.5000%, 3/1/40	8,239,925
22,016,815	5.5000%, 4/1/40	24,683,933
2,097,095	4.5000%, 10/1/40	2,287,018
16,888,554	5.0000%, 2/1/41	18,717,801
3,863,387	5.5000%, 2/1/41	4,378,897
2,989,723	4.5000%, 4/1/41	3,237,044
5,267,637	4.5000%, 4/1/41	5,724,187
3,854,489	5.0000%, 4/1/41	4,270,188
5,494,119	4.5000%, 5/1/41	5,951,003
9,736,845	5.0000%, 5/1/41	10,789,099
7,381,215	5.5000%, 5/1/41	8,222,849
8,324,834	5.5000%, 6/1/41	9,304,102
8,496,835	5.0000%, 7/1/41	9,417,550
7,401,777	4.5000%, 8/1/41	8,047,665
10,423,013	4.0000%, 6/1/42	11,019,029
4,847,368	4.0000%, 8/1/42	5,124,528
5,916,875	4.0000%, 9/1/42	6,255,230
6,178,413	4.0000%, 9/1/42	6,531,673
39,327,021	4.5000%, 9/1/42	42,601,011
7,194,113	4.0000%, 11/1/42	7,605,484
9,853,752	4.5000%, 11/1/42	10,661,139
25,457,699	4.5000%, 2/1/43	27,581,719
36,691,253	4.5000%, 2/1/43	40,026,779
16,922,397	4.0000%, 5/1/43	17,888,943
15,453,630	4.0000%, 7/1/43	16,336,290
17,441,808	4.0000%, 8/1/43	18,438,037
4,433,171	4.0000%, 9/1/43	4,686,389
14,855,225	4.0000%, 9/1/43	15,704,124
9,784,866	3.5000%, 1/1/44	10,062,870
22,088,436	3.5000%, 1/1/44	22,716,061
11,649,023	4.0000%, 2/1/44	12,314,764
11,490,042	3.5000%, 4/1/44	11,798,734
33,433,159	3.5000%, 5/1/44	34,383,129
28,459,981	4.0000%, 7/1/44	30,227,311
6,782,780	4.0000%, 8/1/44	7,203,983
18,044,910	4.0000%, 8/1/44	19,046,900
35,543,223	4.0000%, 8/1/44	37,878,626
44,994,270	4.0000%, 8/1/44	47,594,609
10,827,014	4.0000%, 9/1/44	11,437,431
	Freddie Mac Gold Pool:
1,735,757	5.0000%, 1/1/19	1,832,909
1,391,216	5.0000%, 2/1/19	1,482,582
1,747,064	5.5000%, 8/1/19	1,851,873
2,503,987	5.0000%, 6/1/20	2,679,076
5,568,224	5.5000%, 12/1/28	6,222,754
6,825,504	3.5000%, 2/1/29	7,169,785
4,652,046	5.5000%, 10/1/36	5,246,768
20,981,665	6.0000%, 4/1/40	24,247,303
5,088,276	4.5000%, 1/1/41	5,541,947
10,898,274	5.0000%, 5/1/41	12,129,733
7,070,295	5.5000%, 5/1/41	7,868,664
89,000,000	4.5000%, 9/1/44	97,385,823
	Ginnie Mae I Pool:
6,660,585	5.1000%, 1/15/32	7,553,366
7,222,684	4.9000%, 10/15/34	7,909,130
880,817	5.5000%, 9/15/35	1,002,967
4,362,669	5.5000%, 3/15/36	4,899,769
5,686,827	5.5000%, 8/15/39	6,720,132
17,448,206	5.5000%, 8/15/39	20,048,507
4,129,579	5.0000%, 10/15/39	4,570,152
6,441,938	5.5000%, 10/15/39	7,289,446
6,440,442	5.0000%, 11/15/39	7,120,335
2,048,181	5.0000%, 1/15/40	2,263,014
1,654,446	5.0000%, 4/15/40	1,829,486
658,946	5.0000%, 5/15/40	733,940
2,255,490	5.0000%, 5/15/40	2,501,612
1,820,411	5.0000%, 7/15/40	2,012,725
6,764,277	5.0000%, 7/15/40	7,479,550
6,987,310	5.0000%, 2/15/41	7,765,105
2,753,179	5.0000%, 4/15/41	3,052,689
3,042,799	5.0000%, 5/15/41	3,437,032
1,925,467	4.5000%, 7/15/41	2,103,858
6,572,090	4.5000%, 7/15/41	7,152,702
14,782,320	4.5000%, 8/15/41	16,369,837
1,754,565	5.0000%, 9/15/41	1,958,025
	Ginnie Mae II Pool:
3,842,133	6.0000%, 11/20/34	4,411,022
4,704,200	5.5000%, 11/20/37	5,257,057
1,950,635	6.0000%, 1/20/39	2,197,761
1,085,808	7.0000%, 5/20/39	1,265,881
758,894	5.5000%, 9/20/41	853,270
10,152,292	4.5000%, 10/20/41	11,055,329
806,571	6.0000%, 10/20/41	922,596
2,172,767	6.0000%, 12/20/41	2,476,846
4,825,912	5.5000%, 1/20/42	5,476,020
2,377,128	6.0000%, 1/20/42	2,715,454
2,041,412	6.0000%, 2/20/42	2,332,382
1,967,620	6.0000%, 3/20/42	2,247,019
7,378,029	6.0000%, 4/20/42	8,431,525
3,156,550	3.5000%, 5/20/42	3,282,551
5,784,786	5.5000%, 5/20/42	6,563,965
2,863,175	6.0000%, 5/20/42	3,218,923
8,838,834	5.5000%, 7/20/42	9,909,576
1,955,902	6.0000%, 7/20/42	2,233,044
2,100,001	6.0000%, 8/20/42	2,399,634
4,784,551	6.0000%, 9/20/42	5,468,935
1,941,431	6.0000%, 11/20/42	2,210,628
2,669,326	6.0000%, 2/20/43	3,049,528

Total Mortgage-Backed Securities (cost $1,027,767,087)		1,033,497,552

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

Janus Growth & Core Funds | 15

Janus Balanced Fund

Schedule of Investments

As of September 30, 2014

Shares or Principal Amount		Value

Preferred Stock – 0.8%
Capital Markets – 0.3%
460,800	Morgan Stanley, 6.8750%	$12,040,704
586,810	Morgan Stanley, 7.1250%	15,791,057
277,200	State Street Corp., 5.9000%	7,110,180

		34,941,941
Commercial Banks – 0.2%
958,525	Wells Fargo & Co., 6.6250%	26,503,216
Construction & Engineering – 0.1%
294,200	Citigroup Capital XIII, 7.8750%	7,919,864
Consumer Finance – 0.2%
13,492	Ally Financial, Inc., 7.0000% (144A)	13,504,649
601,750	Discover Financial Services, 6.5000%	15,170,118

		28,674,767

Total Preferred Stock (cost $93,861,423)		98,039,788

U.S. Treasury Notes/Bonds – 8.0%
$8,269,000	0.8750%, 1/31/17	8,284,504
2,448,000	0.8750%, 2/28/17	2,450,487
4,390,000	0.8750%, 7/15/17	4,374,907
6,045,000	0.7500%, 10/31/17	5,968,494
8,890,000	0.7500%, 12/31/17	8,748,311
3,565,000	0.8750%, 1/31/18	3,517,931
14,380,000	0.7500%, 3/31/18	14,083,413
82,954,000	1.3750%, 7/31/18	82,617,041
84,828,000	1.5000%, 8/31/18	84,788,216
283,226,000	1.3750%, 9/30/18†	281,455,838
55,868,000	1.2500%, 10/31/18	55,169,650
48,166,000	1.6250%, 7/31/19	47,864,963
14,839,000	1.7500%, 5/15/23	14,064,582
54,623,000	2.5000%, 8/15/23	54,947,351
99,589,000	2.7500%, 11/15/23	102,078,725
39,540,000	2.5000%, 5/15/24	39,564,713
2,000,000	2.3750%, 8/15/24	1,976,876
70,349,000	3.7500%, 11/15/43	77,757,594
11,346,000	3.6250%, 2/15/44	12,260,771
48,712,000	3.3750%, 5/15/44	50,295,140

Total U.S. Treasury Notes/Bonds (cost $939,117,658)		952,269,507

Money Market – 1.7%
196,331,633	Janus Cash Liquidity Fund LLC, 0.0682%°°,£ (cost $196,331,633)	196,331,633

Total Investments (total cost $9,601,821,531) – 100.3%		11,926,172,251

Liabilities, net of Cash, Receivables and Other Assets – (0.3)%		(35,376,906)

Net Assets – 100%		$11,890,795,345

Summary of Investments by Country – (Long Positions) (unaudited)

		% of Investment
Country	Value	Securities

United States††	$11,170,739,468	93.7%
United Kingdom	370,243,274	3.1
Canada	97,921,276	0.8
China	57,892,598	0.5
Singapore	44,414,831	0.4
Taiwan	32,550,467	0.3
Australia	31,659,909	0.3
South Korea	29,160,146	0.2
Germany	28,616,409	0.2
Switzerland	26,931,553	0.2
Netherlands	24,411,671	0.2
Italy	11,630,649	0.1

Total	$11,926,172,251	100.0%

††	Includes Cash Equivalents of 1.6%.

Schedule of Forward Currency Contracts, Open

			Unrealized
Counterparty/Currency	Currency	Currency	Appreciation/
and Settlement Date	Units Sold	Value	(Depreciation)

Bank of America: British Pound 11/6/14	3,300,000	$5,347,204	$13,745

Credit Suisse International: British Pound 10/23/14	10,810,000	17,518,343	166,817

HSBC Securities (USA), Inc.: British Pound 10/9/14	19,775,000	32,051,152	704,059

JPMorgan Chase & Co.: British Pound 10/16/14	14,100,000	22,851,587	37,324

RBC Capital Markets Corp.: British Pound 10/16/14	12,900,000	20,906,771	133,129

Total		$98,675,057	$1,055,074

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

16 | SEPTEMBER 30, 2014

Janus Contrarian Fund (unaudited)

FUND SNAPSHOT
We believe a bottom-up process, focused on nonconsensus contrarian investment ideas, will drive strong risk-adjusted returns over time. Through our deep fundamental analysis, we seek to identify high-quality businesses, regardless of geography, and capitalize on asymmetrical risk/reward opportunities.
Dan Kozlowski portfolio manager

PERFORMANCE OVERVIEW

Janus Contrarian Fund’s Class T Shares returned 25.17% over the one-year period ended September 30, 2014. The Fund’s primary benchmark, the S&P 500 Index, returned 19.73%, and its secondary benchmark, the MSCI All Country World Index, returned 11.32% during the period.

INVESTMENT ENVIRONMENT

U.S. equities performed well in the past 12 months. While markets climbed significantly higher early in the period, first quarter gains slowed due to a colder-than-normal winter that negatively affected a number of macroeconomic data points, as well as speculation around how and when the Federal Reserve (Fed) would begin raising interest rates. Tensions between Ukraine and Russia also caused bouts of volatility. Increasing confirmation signals that the U.S. economy was on stable footing, coupled with the European Central Bank’s interest rate cut and other measures to stimulate eurozone growth, boosted markets broadly through the spring. The third quarter saw further gains on modestly improving data as investors largely shrugged off mounting geopolitical unrest. However, growing investor uncertainty also resulted in summer pullbacks and the beginnings of a sharp sell-off in the last weeks of September. Despite this volatility, the period ended with generally positive corporate earnings reports, strong gross domestic product (GDP) growth and lower unemployment rates, all providing more evidence of a strengthening U.S. economy. In addition, the Fed indicated its intent to keep interest rates low for “a considerable time.”

PERFORMANCE DISCUSSION

As part of our contrarian investment mandate, we seek companies that are undergoing structural changes in their business or industry that have gone unrecognized by the market, but should positively reshape the company’s performance over time. These stocks are generally out of favor with investors, but if we correctly identify the changing dynamics at work within these companies or industries, the stocks in our portfolio have the potential to move from being out of favor to in favor as the company executes its turnaround. Our long-term performance ultimately should be driven by our ability to correctly identify companies that are early in the process of undergoing dramatic changes. This period we were pleased to see some of our largest holdings, which represent many of our highest-conviction ideas, continue to drive positive performance as the market received more indications of long-term improvements for the companies. Outperformance was led by our health care, industrials and energy holdings.

Our top three holdings were also the three largest individual contributors to returns. Mallinckrodt, a pharmaceutical company, was the most additive. The stock has performed very well in recent quarters, and we continue to see positive changes for the company. Mallinckrodt was spun out from Covidien a year ago. In our view, Mallinckrodt was never a primary focus of Covidien’s business, but now that it is operating independently, the management team has more flexibility to dictate the strategy and incentive structure at the company. Since that time, costs have been trimmed, resources have been allocated more productively and the culture of the company has been energized. Better operating results have followed. The company has re-examined its pricing policy, improving revenues for important drugs in its pipeline. The stock has risen after the company closed its acquisition of Questcor Pharmaceuticals, and earnings estimates have moved higher as a result of the deal.

Endo International, another health care holding and our largest position, was the second top individual contributor. The company’s new CEO comes from one of the most successful specialty pharmaceutical companies of the past five years. That company had an impressive strategy of driving down its operating expenses and making shrewd acquisitions to help grow the business. We expect the new CEO to improve Endo as he executes a similar strategy at the company, and the stock’s performance has provided more confirmation about his ability to help turn

Janus Growth & Core Funds | 17

Janus Contrarian Fund (unaudited)

around the company. It was up considerably as the market responded positively to an announcement that Endo would buy specialty drug maker Paladin Labs. Quarterly revenue and earnings that exceeded consensus expectations also helped lift the stock.

United Continental was the third most additive to returns. Our general view is that United is poised to benefit from consolidation in the airline industry. Consolidation leads to reduced capacity. With less capacity, large airlines are getting pricing power for the first time in decades, which allows them to pass on higher fuel costs when oil prices rise. The companies can also reduce flights when the economy softens. Specific to United, the market has received more confirmation in recent months that operations have turned around since its merger with Continental, and the stock has risen as improved operations have translated into better earnings by the company.

While generally pleased with the performance of the portfolio during the period, we did have some stocks that negatively affected performance. Our information technology, consumer discretionary and financials holdings were the biggest detractors from returns.

Knowles was the largest individual detractor. While the stock fell in September, we continue to like the company. Knowles was spun out of Dover. We believe the market has failed to appreciate the growth potential of the company’s business manufacturing microphones for mobile devices.

Post Holdings was another large individual detractor. The stock fell after the company missed earnings in the third quarter, which has caused some to question the company’s acquisition strategy. However, we continue to like the turnaround taking place at Post. The company was spun out of Ralcorp, and we think the spin-off is giving the company more control over its own destiny. Since that time, management has been making a series of acquisitions that transition the company from being focused primarily on cereal to a heavier focus on more healthy lifestyle foods. While earnings may have been short of expectations this quarter, we think the focus on healthy lifestyle foods is a positive transition for the company.

UGL, an Australian engineering and property services company, also weighed on performance. The company’s mining business has been weak, and this has negatively affected the stock. Our position in UGL was sold during the period.

DERIVATIVES USE

Derivatives, including options, futures and forwards, are used in the portfolio to generate income (through selling calls and selling puts), to have exposure to a position without owning it (generally selling a put to buy a call – often referred to as stock replacement), and periodically to hedge market risk (generally, by buying puts in market indices, such as the S&P 500). We also use call options to attempt to improve the payoff profile of individual long ideas on a selective basis. The purpose of the options strategy is an attempt to generate income and reduce the risk in the portfolio. The purpose of the futures strategy is to reduce the overall beta of the Fund. The purpose of our forwards strategy is to reduce the overall volatility in the Fund. During the period, our use of derivatives contributed to relative results.

Please see the Derivative Instruments section in the “Notes to Financial Statements” for derivatives used by the Fund.

OUTLOOK

After considerable gains in late 2013 and early 2014, we believe equities are now more fairly valued. Given a more fairly valued market, we are surprised by the risk/reward opportunities our analysts continue to uncover. One area where we are seeing an increase in contrarian investment ideas is in the number of spin-offs taking place in the market. Due in part to a slower growth economy over the past few years, companies are taking a harder look at what they do and shedding more noncore businesses. In many cases these spin-offs are giving management teams of the business that has been spun off better control of its own destiny and the freedom to make substantial improvements to the underlying company. When our research team has familiarity with the management team that will control the spun-off corporation, we think it gives us a good understanding of the team’s ability to affect positive change.

Thank you for your investment in Janus Contrarian Fund.

18 | SEPTEMBER 30, 2014

(unaudited)

Janus Contrarian Fund At A Glance

5 Top Performers – Holdings

Contribution

Mallinckrodt PLC	3.91%
Endo International PLC	3.75%
United Continental Holdings, Inc.	2.80%
Canadian Pacific Railway, Ltd. (U.S. Shares)	1.95%
Forest Laboratories, Inc.	1.86%

5 Bottom Performers – Holdings

Contribution

Knowles Corp.	–0.54%
Post Holdings, Inc.	–0.53%
UGL, Ltd.	–0.50%
United Continental Holdings, Inc. – Call expired September 2014 exercise price $50.00	–0.45%
Rayonier Advanced Materials, Inc.	–0.44%

5 Top Performers – Sectors*

		Fund Weighting	S&P 500®
	Fund Contribution	(Average % of Equity)	Index Weighting

Health Care	6.99%	21.00%	13.33%
Industrials	3.91%	28.34%	10.66%
Energy	1.96%	9.50%	10.37%
Other**	0.21%	–0.58%	0.00%
Telecommunication Services	0.16%	–0.13%	2.40%

5 Bottom Performers – Sectors*

		Fund Weighting	S&P 500®
	Fund Contribution	(Average % of Equity)	Index Weighting

Information Technology	–2.94%	12.39%	18.66%
Consumer Discretionary	–1.29%	10.83%	12.16%
Financials	–1.18%	12.46%	16.18%
Materials	–0.37%	4.86%	3.50%
Consumer Staples	–0.22%	1.10%	9.71%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.
*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

**	Not a GICS classified sector.

Janus Growth & Core Funds | 19

Janus Contrarian Fund (unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of September 30, 2014

Endo International PLC Pharmaceuticals	7.0%
Mallinckrodt PLC Pharmaceuticals	6.6%
United Continental Holdings, Inc. Airlines	5.9%
Dresser-Rand Group, Inc. Energy Equipment & Services	5.2%
St Joe Co. Real Estate Management & Development	4.8%

29.5%

Asset Allocation – (% of Net Assets)
As of September 30, 2014

* Includes Common Stock Sold Short of (0.3)%.

Top Country Allocations – Long Positions (% of Investment Securities)
As of September 30, 2014

As of September 30, 2013

20 | SEPTEMBER 30, 2014

(unaudited)

Performance

					Expense Ratios –
Average Annual Total Return – for the periods ended September 30, 2014					per the January 28, 2014 prospectuses
	One	Five	Ten	Since	Total Annual Fund
	Year	Year	Year	Inception*	Operating Expenses

Janus Contrarian Fund – Class A Shares
NAV	25.01%	13.16%	10.00%	7.72%	0.85%
MOP	17.81%	11.82%	9.35%	7.29%

Janus Contrarian Fund – Class C Shares
NAV	24.10%	12.27%	9.15%	6.91%	1.70%
CDSC	23.10%	12.27%	9.15%	6.91%

Janus Contrarian Fund – Class D Shares(1)	25.27%	13.39%	10.20%	7.90%	0.68%

Janus Contrarian Fund – Class I Shares	25.40%	13.49%	10.16%	7.87%	0.52%

Janus Contrarian Fund – Class R Shares	24.58%	12.72%	9.53%	7.26%	1.26%

Janus Contrarian Fund – Class S Shares	24.88%	13.01%	9.81%	7.53%	1.00%

Janus Contrarian Fund – Class T Shares	25.17%	13.30%	10.16%	7.87%	0.76%

S&P 500® Index	19.73%	15.70%	8.11%	4.53%

MSCI All Country World IndexSM	11.32%	10.07%	7.28%	3.70%

Morningstar Quartile – Class T Shares	1st	3rd	1st	1st

Morningstar Ranking – based on total return for Large Blend Funds	9/1,622	972/1,383	30/1,147	67/880

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

See important disclosures on the next page.

Janus Growth & Core Funds | 21

Janus Contrarian Fund (unaudited)

This Fund has a performance-based management fee that may adjust up or down based on the Fund’s performance.

A Fund’s performance may be affected by risks that include those associated with nondiversification, non-investment grade debt securities, high-yield/high-risk securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest. Additional risks to a Fund may also include, but are not limited to, those associated with investing in foreign securities, emerging markets, initial public offerings, real estate investment trusts (REITs), derivatives, short sales, commodity-linked investments and companies with relatively small market capitalizations. Each Fund has different risks. Please see a Janus prospectus for more information about risks, Fund holdings and other details.

Foreign securities are subject to additional risks including currency fluctuations, political and economic uncertainty, increased volatility and differing financial and information reporting standards, all of which are magnified in emerging markets.

Investments in derivatives can be highly volatile and involve additional risks than if the underlying securities were held directly. Such risks include gains or losses which, as a result of leverage, can be substantially greater than the derivatives’ original cost. There is also a possibility that derivatives may not perform as intended which can reduce opportunity for gain or result in losses by offsetting positive returns in other securities.

There are special risks associated with selling securities short. Stocks sold short have the potential risk of unlimited losses.

High absolute short-term performance is not typical and may not be achieved in the future. Such results should not be the sole basis for evaluating material facts in making an investment decision.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, Class R Shares, and Class S Shares commenced operations on July 6, 2009. Performance shown for each class for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class, calculated using the fees and expenses of each respective class, without the effect of any fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010. Performance shown for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Class I Shares commenced operations on July 6, 2009. Performance shown for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2014 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments and Other Information for index definitions.

A Fund’s portfolio may differ significantly from the securities held in an index. An index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Fund Report.”

*	The Fund’s inception date – February 29, 2000
(1)	Closed to new investors.

22 | SEPTEMBER 30, 2014

(unaudited)

Expense Examples
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees; administrative services fees payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses
The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				Hypothetical
	Actual			(5% return before expenses)
	Beginning	Ending	Expenses	Beginning	Ending	Expenses
	Account	Account	Paid During	Account	Account	Paid During	Net Annualized
	Value	Value	Period	Value	Value	Period	Expense Ratio
	(4/1/14)	(9/30/14)	(4/1/14 - 9/30/14)†	(4/1/14)	(9/30/14)	(4/1/14 - 9/30/14)†	(4/1/14 - 9/30/14)

Class A Shares	$1,000.00	$1,052.40	$5.40	$1,000.00	$1,019.80	$5.32	1.05%

Class C Shares	$1,000.00	$1,048.30	$9.35	$1,000.00	$1,015.94	$9.20	1.82%

Class D Shares	$1,000.00	$1,053.60	$4.32	$1,000.00	$1,020.86	$4.26	0.84%

Class I Shares	$1,000.00	$1,054.10	$3.97	$1,000.00	$1,021.21	$3.90	0.77%

Class R Shares	$1,000.00	$1,050.20	$7.45	$1,000.00	$1,017.80	$7.33	1.45%

Class S Shares	$1,000.00	$1,051.50	$6.17	$1,000.00	$1,019.05	$6.07	1.20%

Class T Shares	$1,000.00	$1,052.80	$4.89	$1,000.00	$1,020.31	$4.81	0.95%

†	Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Growth & Core Funds | 23

Janus Contrarian Fund

Schedule of Investments

As of September 30, 2014

Shares		Value

Common Stock – 95.7%
Air Freight & Logistics – 2.2%
576,901	FedEx Corp.	$93,140,666
Airlines – 5.9%
5,256,388	United Continental Holdings, Inc.*,†	245,946,395
Beverages – 2.1%
924,860	PepsiCo, Inc.	86,095,217
Capital Markets – 1.5%
2,737,835	E*TRADE Financial Corp.*	61,847,693
Chemicals – 7.1%
1,252,373	Air Products & Chemicals, Inc.	163,033,917
9,216,501	Alent PLC	48,982,952
2,513,326	Rayonier Advanced Materials, Inc.#,£	82,713,559

		294,730,428
Commercial Banks – 3.5%
2,783,058	Citigroup, Inc.	144,218,066
Communications Equipment – 5.4%
2,667,707	Motorola Solutions, Inc.†	168,812,499
4,559,414	Telefonaktiebolaget LM Ericsson (ADR)#	57,403,022

		226,215,521
Containers & Packaging – 1.9%
1,662,473	Amcor, Ltd.	16,500,390
1,000,969	Ball Corp.†	63,331,309

		79,831,699
Diversified Financial Services – 2.1%
1,093,076	CME Group, Inc.	87,396,892
Electric Utilities – 0.1%
64,405	Brookfield Infrastructure Partners LP	2,447,390
Electrical Equipment – 0.9%
1,003,306	OSRAM Licht AG	37,326,260
Electronic Equipment, Instruments & Components – 2.9%
4,595,571	Knowles Corp.*,£	121,782,631
Energy Equipment & Services – 5.2%
2,656,822	Dresser-Rand Group, Inc.*	218,550,178
Food Products – 0.9%
1,139,989	Post Holdings, Inc.#	37,824,835
Health Care Equipment & Supplies – 1.0%
1,000,535	Abbott Laboratories	41,612,251
Health Care Providers & Services – 1.0%
664,268	Omnicare, Inc.	41,357,326
Hotels, Restaurants & Leisure – 1.4%
7,067,573	Wendy’s Co.#	58,378,153
Household Products – 0.4%
202,593	Spectrum Brands Holdings, Inc.	18,340,744
Information Technology Services – 3.4%
1,506,703	Amdocs, Ltd. (U.S. Shares)	69,127,534
167,970	Blackhawk Network Holdings, Inc.*,#,£	5,442,228
2,015,852	Blackhawk Network Holdings, Inc. – Class B*,£	65,112,019

		139,681,781
Internet & Catalog Retail – 3.0%
3,012,307	Lands’ End, Inc.*,#,£	123,866,064
Machinery – 0.8%
569,260	Colfax Corp.*	32,430,742
Media – 4.1%
780,801	Comcast Corp. – Class A	41,991,478
1,958,737	News Corp. – Class A*	32,025,350
1,463,669	Tribune Media Co. – Class A*	96,309,420

		170,326,248
Multiline Retail – 0.5%
346,894	Target Corp.	21,743,316
Oil, Gas & Consumable Fuels – 5.7%
675,608	Anadarko Petroleum Corp.	68,533,675
471,234	Apache Corp.	44,234,736
622,505	MarkWest Energy Partners LP#	47,820,834
935,304	Phillips 66	76,049,568

		236,638,813
Pharmaceuticals – 15.2%
4,248,376	Endo International PLC*,†	290,334,016
2,131,249	Ipca Laboratories, Ltd.	27,201,010
3,026,961	Mallinckrodt PLC*	272,880,534
760,651	Teva Pharmaceutical Industries, Ltd. (ADR)	40,884,991

		631,300,551
Real Estate Management & Development – 5.2%
13,771,577	Colony American Homes Holdings III LP – Private Placement*,§	15,286,450
10,027,714	St Joe Co.*,†,#,£	199,852,340

		215,138,790
Road & Rail – 1.9%
3,142,827	Hertz Global Holdings, Inc.*	79,796,378
Software – 3.9%
3,510,731	Microsoft Corp.†	162,757,489
Specialty Retail – 1.0%
796,548	Murphy USA, Inc.	42,264,837
Textiles, Apparel & Luxury Goods – 1.7%
2,882,821	Wolverine World Wide, Inc.	72,243,494
Tobacco – 0.9%
5,924,150	ITC, Ltd.	35,523,649
Trading Companies & Distributors – 2.9%
4,012,970	NOW, Inc.#	122,034,418

Total Common Stock (cost $3,310,603,235)		3,982,788,915

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

24 | SEPTEMBER 30, 2014

Schedule of Investments

As of September 30, 2014

Shares		Value

Counterparty/Reference Asset
OTC Purchased Options – Calls – 1.3%
Credit Suisse International:
United Continental Holdings, Inc.* expires December 2014 8,400 contracts exercise price $52.50		$1,454,933
United Continental Holdings, Inc.* expires December 2014 37,466 contracts exercise price $49.00		10,605,459
Goldman Sachs & Co.:
United Continental Holdings, Inc.* expires December 2014 9,035 contracts exercise price $55.00		1,097,890
United Continental Holdings, Inc.* expires December 2014 17,855 contracts exercise price $50.00		4,397,494
United Continental Holdings, Inc.* expires December 2014 31,734 contracts exercise price $52.50		5,496,529
UBS AG:
Canadian Pacific Railway, Ltd. (U.S. Shares)* expires December 2014 12,330 contracts exercise price $185.00		31,175,352
United Continental Holdings, Inc.* expires December 2014 8,355 contracts exercise price $49.00		2,365,040

Total OTC Purchased Options – Calls (premiums paid $48,953,691)		56,592,697

Counterparty/Reference Asset
OTC Purchased Options – Puts – 0.8%
Goldman Sachs & Co.: SPDR S&P 500® Trust (ETF)* expires November 2014 35,260 contracts exercise price $195.00		12,079,276
Morgan Stanley & Co. International PLC: SPDR S&P 500® Trust (ETF)* expires November 2014 57,630 contracts exercise price $195.00		19,742,730

Total OTC Purchased Options – Puts (premiums paid $24,972,030)		31,822,006

Money Market – 1.3%
54,149,470	Janus Cash Liquidity Fund LLC, 0.0682%°°,£ (cost $54,149,470)	54,149,470

Investment Purchased with Cash Collateral From Securities Lending – 8.1%
335,527,059	Janus Cash Collateral Fund LLC, 0.0650%°°,£ (cost $335,527,059)	335,527,059

Total Investments (total cost $3,774,205,485) – 107.2%		4,460,880,147

Common Stock Sold Short – (0.3)%
Software – (0.3)%
164,809	Tableau Software, Inc. – Class A* (proceeds $13,929,815)	(11,973,374)

Liabilities, net of Cash, Receivables and Other Assets – (6.9)%		(288,875,531)

Net Assets – 100%		$4,160,031,242

Summary of Investments by Country – (Long Positions) (unaudited)

		% of Investment
Country	Value	Securities

United States††	$4,197,057,873	94.1%
India	62,724,659	1.4
Sweden	57,403,022	1.3
United Kingdom	48,982,952	1.1
Israel	40,884,991	0.9
Germany	37,326,260	0.8
Australia	16,500,390	0.4

Total	$4,460,880,147	100.0%

††	Includes Cash Equivalents of 8.7%.

Summary of Investments by Country – (Short Positions) (unaudited)

		% of Securities
Country	Value	Sold Short

United States	$(11,973,374)	100.0%

Schedule of Forward Currency Contracts, Open

			Unrealized
Counterparty/Currency	Currency	Currency	Appreciation/
and Settlement Date	Units Sold	Value	(Depreciation)

Credit Suisse International: British Pound 10/23/14	4,800,000	$7,778,728	$74,072

JPMorgan Chase & Co.: British Pound 10/16/14	4,200,000	6,806,855	11,118

Total		$14,585,583	$85,190

Schedule of Financial Future – Short

Unrealized
Appreciation/
Description	(Depreciation)

S&P 500® E-mini expires December 2014 3,425 contracts principal amount $340,295,379 value $336,591,875	$3,703,504

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

Janus Growth & Core Funds | 25

Janus Enterprise Fund (unaudited)

FUND SNAPSHOT
We believe that investing in companies with sustainable growth and high return on invested capital can drive consistent returns and allow us to outperform our benchmark and peers over time with moderate risk. We seek to identify mid-cap companies with high-quality management teams that wisely allocate capital to fund and drive growth over time.
Brian Demain portfolio manager

PERFORMANCE

Janus Enterprise Fund’s Class T Shares returned 12.33% over the one-year period ended September 30, 2014. The Fund’s primary benchmark, the Russell Midcap Growth Index, returned 14.43%.

INVESTMENT ENVIRONMENT

Mid-cap equities performed well in the past 12 months. Markets rallied early in the period fueled by growing signs of economic recovery in the U.S. and Europe, despite bouts of volatility sparked by concerns the Federal Reserve (Fed) might taper its quantitative easing program. Upward momentum generally continued into the first quarter, driven by stocks tied to hyper-growth industries, many of which had unproven business models and negative earnings. These stocks generally outperformed stocks of companies with more stable earnings growth, a trend that began to reverse itself in March and April but rebounded through the remainder of spring. However, markets grew choppy in the third quarter as investors pondered when the Fed would start raising interest rates and whether Europe would further loosen monetary policies to avoid potential deflation. Despite this volatility, the period ended with generally positive corporate earnings reports, strong gross domestic product (GDP) growth and lower unemployment rates, all providing more evidence of a strengthening U.S. economy. In addition, the Fed indicated its intent to keep interest rates low for “a considerable time.”

PERFORMANCE DISCUSSION

Our investment process focuses on finding companies we believe have more predictable business models, recurring revenue streams and strong competitive positioning that can allow the companies to take market share and experience sustainable, long-term growth. We believe this focus should help us outperform our benchmark over full market cycles, but we would expect much of that relative outperformance to come when the economy is weak and macroeconomic sentiment is more negative, as the durable growth characteristics we seek in companies are more appreciated in such markets. Given our investment style, we were not surprised to be trailing the benchmark over the past year, but the Fund tended to gain ground during periods of volatility.

Most of the relative underperformance came from industrials and health care holdings. The Fund’s cash position was also a top detractor from returns, although it is not used as a strategy but only a necessary component of day-to-day portfolio management.

Teradata Corp. was the largest individual detractor. A weak IT capital-spending environment led to disappointing earnings results. We believe concerns about security amid the National Security Agency’s spying scandal have also been headwinds for U.S.-based companies such as Teradata that sell their data center products globally. Finally, concern about competition from other analytics companies has also weighed on the stock. However, we believe perceived secular threats from competition are overstated. In our view, Teradata has a competitive advantage because we believe it has the ability to mine deeper analytical insights from data than other analytics companies, and we believe the company is well positioned to benefit from ongoing trends associated with enterprises needing more insight from the vast amounts of data being created.

Masimo Corp. was another top individual detractor. The stock has been down due to weaker revenues reported during the year, but our long-term outlook on the company remains the same. The medical technology company focuses on patient monitoring. We think Masimo has differentiated product technology that will continue to grow market share in the coming years.

Verisk Analytics also weighed on performance. The stock fell after the company announced revenue below consensus estimates. Despite slower revenue growth, we continue to have conviction in our long-term outlook for Verisk. The risk assessment company provides services to the insurance industry through detailed actuarial and underwriting data for property and casualty companies, as

26 | SEPTEMBER 30, 2014

(unaudited)

well as predictive analytics to help underwriters model their risks. Innovation, analytics and data management are at the core of the company, and management continues to find ways to expand its business by providing more services for new and existing customers.

While the aforementioned companies were notable detractors from performance, we were also pleased by the results from many other companies in our portfolio. Energy, financials and information technology holdings were the most additive to returns.

Within energy, we have avoided many of the exploration and production companies held by the index, which fell due to a drop in oil prices. We have typically avoided such stocks because we believe it is difficult for these companies to sustain a competitive advantage. Their performance is also tied closely to a commodity price. Our limited exposure to the energy sector is with service companies whose revenue is less subject to commodity prices or exploration risk. One of our service companies, Dresser-Rand, was a top 5 holding and the largest individual contributor to performance. The stock rose after it was announced it would be acquired by Siemens. We were not surprised to see the company acquired, as we have long believed it was an attractive business. The bulk of the company’s revenues come from its aftermarket business, which provides a more stable and predictable revenue source for drilling services companies than original equipment manufacturing. Further, the company’s aftermarket business focuses on servicing compression equipment, which is vital to both offshore and horizontal drilling.

KLA-Tencor Corp. was another large individual contributor. The company provides tools that inspect semiconductor wafers for defects and we believe demand for its process control tools will only increase. The stock has been driven up in recent months after the company’s new CFO announced a stock buyback plan, and as the market has begun to recognize KLA as a quality franchise. In our view, KLA has a good combination of a strong balance sheet, virtually unassailable competitive positioning, and a management team with the confidence and inclination to do what it can to reward its shareholders.

Athenahealth was also additive to performance. We believe the company is significantly transforming the utilization of information in health care. The company helps physician groups become more efficient by providing technology solutions around practice management, electronic recordkeeping and care-coordination services. As more focus is put on wringing costs from the health care industry, we think the value proposition of athenahealth’s solutions will continue to be in greater demand. The stock was up this period as the company’s core businesses continued to do well. Excitement about athenahealth’s fledgling care coordination service for health care providers also drove the stock.

Please see the Derivative Instruments section in the “Notes to Financial Statements” for derivatives used by the Fund.

OUTLOOK

We are concerned about the narrow set of leaders that has played a large role advancing the index over the past year. Many of these stocks were driven by momentum more than fundamentals. We see some exciting potential among biotech companies with revolutionary treatments, but we think many other companies in these momentum-driven pockets of the market will fail to create enough earnings growth to justify their valuations.

We also believe rising interest rates will be a headwind for some mid-cap companies that have benefited from having access to cheap debt. Equity value for these companies is at risk if economic growth slows or interest rates start rising. While this is a concern for select mid-cap companies, we think it favors our investment process. We have tended to avoid highly levered companies and emphasize companies with high returns on investment capital. Those companies are in a good position to continue carrying out their long-term growth initiatives and business plans, regardless of changes in interest rates, in our view.

Despite these concerns, we continue to find sensibly valued stocks offering growth potential. In particular, we are finding more opportunities with companies making smart capital allocation decisions. With a lot of cash on corporate balance sheets and a stable, but slow-growing, economy, more companies are buying their growth through acquisitions. In an active merger and acquisition market, companies with management teams that have had a history of making value accretive acquisitions, companies in industries that are poised to consolidate or companies with a valuable underlying asset that could benefit from improved management create exciting investment opportunities.

Thank you for your continued investment in Janus Enterprise Fund.

Janus Growth & Core Funds | 27

Janus Enterprise Fund (unaudited)

Janus Enterprise Fund At A Glance

5 Top Performers – Holdings

Contribution

Dresser-Rand Group, Inc.	0.81%
KLA-Tencor Corp.	0.62%
athenahealth, Inc.	0.61%
Amphenol Corp. – Class A	0.61%
TransDigm Group, Inc.	0.59%

5 Bottom Performers – Holdings

Contribution

Teradata Corp.	–0.25%
Masimo Corp.	–0.22%
Verisk Analytics, Inc. – Class A	–0.19%
Edenred	–0.15%
Wolverine World Wide, Inc.	–0.14%

5 Top Performers – Sectors*

			Russell Midcap®
		Fund Weighting	Growth Index
	Fund Contribution	(Average % of Equity)	Weighting

Energy	1.09%	3.49%	6.52%
Financials	0.62%	7.84%	8.63%
Information Technology	0.28%	32.43%	16.64%
Materials	0.08%	1.48%	5.61%
Consumer Staples	–0.13%	0.77%	7.97%

5 Bottom Performers – Sectors*

			Russell Midcap®
		Fund Weighting	Growth Index
	Fund Contribution	(Average % of Equity)	Weighting

Industrials	–1.18%	22.22%	15.47%
Health Care	–0.77%	18.01%	13.24%
Other**	–0.52%	3.65%	0.00%
Telecommunication Services	–0.32%	0.89%	1.15%
Consumer Discretionary	–0.27%	9.05%	24.31%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.
*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

**	Not a GICS classified sector.

28 | SEPTEMBER 30, 2014

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of September 30, 2014

Crown Castle International Corp. Real Estate Investment Trusts (REITs)	3.3%
Sensata Technologies Holding NV Electrical Equipment	3.2%
Dresser-Rand Group, Inc. Energy Equipment & Services	2.7%
Verisk Analytics, Inc. – Class A Professional Services	2.5%
Varian Medical Systems, Inc. Health Care Equipment & Supplies	2.5%

14.2%

Asset Allocation – (% of Net Assets)
As of September 30, 2014

Top Country Allocations – Long Positions (% of Investment Securities)
As of September 30, 2014

As of September 30, 2013

Janus Growth & Core Funds | 29

Janus Enterprise Fund (unaudited)

Performance

					Expense Ratios –
Average Annual Total Return – for the periods ended September 30, 2014					per the January 28, 2014 prospectuses
	One	Five	Ten	Since	Total Annual Fund
	Year	Year	Year	Inception*	Operating Expenses

Janus Enterprise Fund – Class A Shares
NAV	12.07%	15.84%	10.82%	10.50%	1.12%
MOP	5.64%	14.48%	10.16%	10.21%

Janus Enterprise Fund – Class C Shares
NAV	11.34%	15.00%	9.95%	9.71%	1.86%
CDSC	10.34%	15.00%	9.95%	9.71%

Janus Enterprise Fund – Class D Shares(1)	12.43%	16.15%	10.99%	10.60%	0.86%

Janus Enterprise Fund – Class I Shares	12.47%	16.27%	10.95%	10.59%	0.74%

Janus Enterprise Fund – Class N Shares	12.62%	16.07%	10.95%	10.59%	0.68%

Janus Enterprise Fund – Class R Shares	11.78%	15.47%	10.38%	10.10%	1.43%

Janus Enterprise Fund – Class S Shares	12.07%	15.76%	10.67%	10.36%	1.18%

Janus Enterprise Fund – Class T Shares	12.33%	16.07%	10.95%	10.59%	0.93%

Russell Midcap® Growth Index	14.43%	17.12%	10.24%	10.10%

Morningstar Quartile – Class T Shares	2nd	2nd	1st	2nd

Morningstar Ranking – based on total return for Mid-Cap Growth Funds	229/767	192/688	81/615	83/208

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

See important disclosures on the next page.

30 | SEPTEMBER 30, 2014

(unaudited)

A Fund’s performance may be affected by risks that include those associated with nondiversification, non-investment grade debt securities, high-yield/high-risk securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest. Additional risks to a Fund may also include, but are not limited to, those associated with investing in foreign securities, emerging markets, initial public offerings, real estate investment trusts (REITs), derivatives, short sales, commodity-linked investments and companies with relatively small market capitalizations. Each Fund has different risks. Please see a Janus prospectus for more information about risks, Fund holdings and other details.

Foreign securities are subject to additional risks including currency fluctuations, political and economic uncertainty, increased volatility and differing financial and information reporting standards, all of which are magnified in emerging markets.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, Class R Shares, and Class S Shares commenced operations on July 6, 2009. Performance shown for each class for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class, calculated using the fees and expenses of each respective class, without the effect of any fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010. Performance shown for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Class I Shares commenced operations on July 6, 2009. Performance shown for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers.

Class N Shares commenced operations on July 12, 2012. Performance shown for periods prior to July 12, 2012 reflects the performance of the Fund’s Class T Shares, calculated using the fees and expenses of Class T Shares, net of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2014 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments and Other Information for index definitions.

A Fund’s portfolio may differ significantly from the securities held in an index. An index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Fund Report.”

*	The Fund’s inception date – September 1, 1992
(1)	Closed to new investors.

Janus Growth & Core Funds | 31

Janus Enterprise Fund (unaudited)

Expense Examples
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees; administrative services fees payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses
The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				Hypothetical
	Actual			(5% return before expenses)
	Beginning	Ending	Expenses	Beginning	Ending	Expenses
	Account	Account	Paid During	Account	Account	Paid During	Net Annualized
	Value	Value	Period	Value	Value	Period	Expense Ratio
	(4/1/14)	(9/30/14)	(4/1/14 - 9/30/14)†	(4/1/14)	(9/30/14)	(4/1/14 - 9/30/14)†	(4/1/14 - 9/30/14)

Class A Shares	$1,000.00	$1,016.60	$5.86	$1,000.00	$1,019.25	$5.87	1.16%

Class C Shares	$1,000.00	$1,013.50	$8.98	$1,000.00	$1,016.14	$9.00	1.78%

Class D Shares	$1,000.00	$1,018.30	$4.15	$1,000.00	$1,020.96	$4.15	0.82%

Class I Shares	$1,000.00	$1,018.70	$3.69	$1,000.00	$1,021.41	$3.70	0.73%

Class N Shares	$1,000.00	$1,019.00	$3.39	$1,000.00	$1,021.71	$3.40	0.67%

Class R Shares	$1,000.00	$1,015.30	$7.17	$1,000.00	$1,017.95	$7.18	1.42%

Class S Shares	$1,000.00	$1,016.50	$5.91	$1,000.00	$1,019.20	$5.92	1.17%

Class T Shares	$1,000.00	$1,017.80	$4.65	$1,000.00	$1,020.46	$4.66	0.92%

†	Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

32 | SEPTEMBER 30, 2014

Janus Enterprise Fund

Schedule of Investments

As of September 30, 2014

Shares		Value

Common Stock – 96.6%
Aerospace & Defense – 2.9%
443,781	HEICO Corp. – Class A	$17,884,374
204,004	Precision Castparts Corp.	48,324,468
180,783	TransDigm Group, Inc.	33,323,730

		99,532,572
Air Freight & Logistics – 1.2%
1,027,684	Expeditors International of Washington, Inc.	41,703,417
Airlines – 1.6%
969,965	Ryanair Holdings PLC (ADR)	54,735,125
Biotechnology – 4.9%
859,976	Celgene Corp.*,†	81,508,525
350,550	Incyte Corp.*	17,194,478
386,376	Medivation, Inc.*	38,200,995
599,038	NPS Pharmaceuticals, Inc.*	15,574,988
153,191	Pharmacyclics, Inc.*,#	17,989,219

		170,468,205
Capital Markets – 2.7%
1,427,329	LPL Financial Holdings, Inc.	65,728,501
341,354	T Rowe Price Group, Inc.	26,762,154

		92,490,655
Chemicals – 1.7%
184,993	Air Products & Chemicals, Inc.	24,082,389
1,019,015	Potash Corp. of Saskatchewan, Inc. (U.S. Shares)#	35,217,158

		59,299,547
Commercial Services & Supplies – 1.4%
1,045,024	Edenred	25,747,261
958,399	Ritchie Bros. Auctioneers, Inc. (U.S. Shares)#	21,458,554

		47,205,815
Communications Equipment – 0.8%
460,930	Motorola Solutions, Inc.	29,167,650
Diversified Financial Services – 1.7%
1,272,909	MSCI, Inc.	59,852,181
Electrical Equipment – 3.9%
512,826	AMETEK, Inc.	25,748,994
2,472,529	Sensata Technologies Holding NV*	110,101,716

		135,850,710
Electronic Equipment, Instruments & Components – 5.6%
639,818	Amphenol Corp. – Class A	63,892,226
2,691,481	Flextronics International, Ltd.*	27,776,084
596,013	National Instruments Corp.	18,434,682
1,503,736	TE Connectivity, Ltd. (U.S. Shares)	83,141,563

		193,244,555
Energy Equipment & Services – 2.7%
1,163,040	Dresser-Rand Group, Inc.*	95,671,670
Food Products – 0.9%
331,179	Mead Johnson Nutrition Co.	31,866,043
Health Care Equipment & Supplies – 4.0%
222,848	IDEXX Laboratories, Inc.*	26,258,180
1,274,076	Masimo Corp.	27,112,337
1,066,227	Varian Medical Systems, Inc.*	85,426,107

		138,796,624
Health Care Providers & Services – 2.3%
550,809	Henry Schein, Inc.*	64,152,724
497,422	Premier, Inc. – Class A	16,345,287

		80,498,011
Health Care Technology – 1.9%
489,434	athenahealth, Inc.*,#	64,453,564
Hotels, Restaurants & Leisure – 0.6%
494,704	Dunkin’ Brands Group, Inc.	22,172,633
Industrial Conglomerates – 1.2%
276,183	Roper Industries, Inc.	40,402,811
Information Technology Services – 7.6%
1,747,641	Amdocs, Ltd. (U.S. Shares)	80,181,769
769,249	Fidelity National Information Services, Inc.	43,308,719
651,350	Gartner, Inc.*	47,854,684
689,994	Jack Henry & Associates, Inc.	38,405,066
782,978	Teradata Corp.*,#	32,822,438
200,394	WEX, Inc.*	22,107,466

		264,680,142
Insurance – 1.9%
746,042	Aon PLC	65,405,502
Internet Software & Services – 2.7%
88,872	CoStar Group, Inc.*	13,823,151
1,344,778	Vistaprint NV*,#	73,680,386
347,878	Youku Tudou, Inc. (ADR)*,#	6,233,974

		93,737,511
Life Sciences Tools & Services – 3.3%
102,643	Mettler-Toledo International, Inc.*	26,289,952
600,936	PerkinElmer, Inc.	26,200,810
321,902	Techne Corp.	30,113,932
311,260	Waters Corp.*	30,852,091

		113,456,785
Machinery – 3.4%
575,079	Colfax Corp.*	32,762,251
1,777,189	Rexnord Corp.	50,561,027
441,409	Wabtec Corp.	35,771,785

		119,095,063
Media – 5.0%
1,950,522	Aimia, Inc.#	29,594,007
614,730	Discovery Communications, Inc. – Class C*	22,917,134
1,380,994	Lamar Advertising Co. – Class A	68,013,955
789,335	Markit, Ltd.*	18,430,972
517,200	Omnicom Group, Inc.	35,614,392

		174,570,460
Oil, Gas & Consumable Fuels – 0.9%
787,004	World Fuel Services Corp.	31,417,200
Pharmaceuticals – 0.5%
243,132	Endo International PLC*	16,615,641
Professional Services – 2.5%
1,443,994	Verisk Analytics, Inc. – Class A*	87,924,795
Real Estate Investment Trusts (REITs) – 3.3%
1,424,331	Crown Castle International Corp.	114,701,375
Road & Rail – 1.2%
205,720	Canadian Pacific Railway, Ltd. (U.S. Shares)	42,680,728

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

Janus Growth & Core Funds | 33

Janus Enterprise Fund

Schedule of Investments

As of September 30, 2014

Shares		Value

Semiconductor & Semiconductor Equipment – 6.7%
6,783,344	Atmel Corp.*	$54,809,420
961,872	KLA-Tencor Corp.	75,776,276
5,594,936	ON Semiconductor Corp.*	50,018,728
1,204,044	Xilinx, Inc.	50,991,263

		231,595,687
Software – 8.6%
181,903	Apptio, Inc. – Private Placement§	4,128,216
3,553,119	Cadence Design Systems, Inc.*,#	61,149,178
172,635	FactSet Research Systems, Inc.#	20,980,331
627,738	Intuit, Inc.	55,021,236
807,670	NICE Systems, Ltd. (ADR)	32,944,859
1,464,571	Solera Holdings, Inc.†	82,543,222
983,894	SS&C Technologies Holdings, Inc.*	43,183,108

		299,950,150
Textiles, Apparel & Luxury Goods – 4.4%
304,028	Carter’s, Inc.	23,568,251
1,153,451	Gildan Activewear, Inc.	63,116,839
31,869,390	Li & Fung, Ltd.#	36,147,175
1,265,621	Wolverine World Wide, Inc.	31,716,462

		154,548,727
Trading Companies & Distributors – 2.6%
384,377	Fastenal Co.#	17,258,527
437,427	MSC Industrial Direct Co., Inc. – Class A	37,382,511
147,033	WW Grainger, Inc.	37,000,855

		91,641,893

Total Common Stock (cost $2,134,905,457)		3,359,433,447

Money Market – 3.4%
116,738,743	Janus Cash Liquidity Fund LLC, 0.0682%°°,£ (cost $116,738,743)	116,738,743

Investment Purchased with Cash Collateral From Securities Lending – 5.4%
190,422,903	Janus Cash Collateral Fund LLC, 0.0650%°°,£ (cost $190,422,903)	190,422,903

Total Investments (total cost $2,442,067,103) – 105.4%		3,666,595,093

Liabilities, net of Cash, Receivables and Other Assets – (5.4)%		(189,179,637)

Net Assets – 100%		$3,477,415,456

Summary of Investments by Country – (Long Positions) (unaudited)

		% of Investment
Country	Value	Securities

United States††	$3,318,719,413	90.5%
Canada	192,067,286	5.2
Ireland	54,735,125	1.5
Hong Kong	36,147,175	1.0
Israel	32,944,859	0.9
France	25,747,261	0.7
China	6,233,974	0.2

Total	$3,666,595,093	100.0%

††	Includes Cash Equivalents of 8.4%.

Schedule of Forward Currency Contracts, Open

			Unrealized
Counterparty/Currency	Currency	Currency	Appreciation/
and Settlement Date	Units Sold	Value	(Depreciation)

Bank of America: Euro 11/6/14	4,000,000	$5,052,848	$28,292

Credit Suisse International:
Canadian Dollar 10/23/14	25,100,000	22,401,816	605,655
Euro 10/23/14	14,700,000	18,567,405	352,083

		40,969,221	957,738

HSBC Securities (USA), Inc.:
Canadian Dollar 10/9/14	27,200,000	24,285,392	463,156
Euro 10/9/14	17,200,000	21,722,932	1,054,513

		46,008,324	1,517,669

JPMorgan Chase & Co.: Euro 10/16/14	9,150,000	11,556,678	287,869

RBC Capital Markets Corp.:
Canadian Dollar 10/16/14	22,900,000	20,442,233	580,924
Euro 10/16/14	14,700,000	18,566,467	499,433

		39,008,700	1,080,357

Total		$142,595,771	$3,871,925

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

34 | SEPTEMBER 30, 2014

Janus Forty Fund (unaudited)

FUND SNAPSHOT
We believe that constructing a concentrated portfolio of quality growth companies will allow us to outperform our benchmark over time. We define quality as companies that enjoy sustainable “moats” around their businesses, potentially allowing companies to grow faster, with higher returns, than their competitors. We believe the market often underestimates these companies’ sustainable competitive advantage periods.
Doug Rao portfolio manager

PERFORMANCE OVERVIEW

For the one-year period ended September 30, 2014, Janus Forty Fund’s Class S Shares returned 12.69% versus a return of 19.15% for the Fund’s primary benchmark, the Russell 1000 Growth Index. The Fund’s secondary benchmark, the S&P 500 Index, returned 19.73% for the period.

INVESTMENT ENVIRONMENT

U.S. large-cap growth equities performed well in the past 12 months. While markets climbed significantly higher early in the period, first quarter gains slowed due to a colder-than-normal winter that negatively affected a number of macroeconomic data points, as well as speculation around how and when the Federal Reserve (Fed) would begin raising interest rates. Tensions between Ukraine and Russia also caused bouts of volatility. Increasing confirmation signals that the U.S. economy was on stable footing, coupled with the European Central Bank’s interest rate cut and other measures to stimulate eurozone growth, boosted markets broadly through the spring. The third quarter saw further gains on modestly improving data as investors largely shrugged off mounting geopolitical unrest. However, growing investor uncertainty also resulted in summer pullbacks and the beginnings of a sharp sell-off in the last weeks of September. Despite this volatility, the period ended with generally positive corporate earnings reports, strong gross domestic product (GDP) growth and lower unemployment rates, all providing more evidence of a strengthening U.S. economy. In addition, the Fed indicated its intent to keep interest rates low for “a considerable time.”

PERFORMANCE DISCUSSION

The Fund is a concentrated portfolio that focuses on companies we believe are poised to gain market share within their respective industries and that have built clear, sustainable competitive advantages around their businesses. Important competitive advantages could include a strong brand, network effects from a product or service that would be hard for a competitor to replicate, a lower cost structure than competitors in the industry, a distribution advantage or patent protection over valuable intellectual property. We think placing emphasis on such sustainable competitive advantages can be a meaningful driver of outperformance over time because the market often underestimates the duration of growth for these companies and the long-term potential return to shareholders. However, this approach may trail short-term, as it did during the period.

Prada and Pernod-Ricard were among our largest detractors. Weaker Chinese luxury spending has been a headwind for both companies, and we sold both positions during the period to pursue companies we believe present better growth opportunities.

L Brands, formerly known as Limited Brands, was another detractor. We sold the position during the period due to concerns the company was not well positioned as more shopping moves from malls to mobile and online channels.

While these stocks negatively affected relative returns, we were pleased with the results of many of our portfolio’s companies. Canadian Pacific Railway was the Fund’s largest individual contributor. The company is a good example of the types of sustainable competitive moats we look for in a business. Canadian Pacific’s railroad network across Canada is a valuable asset that would be nearly impossible for other transportation and logistics companies to replicate. The company also has a significant cost advantage over the trucking industry. In our view, Canadian Pacific still has a large opportunity to grow revenues and railroad volumes as it improves execution around its railroad network. A new CEO took over the firm in 2012 and is transforming the company by focusing on three key points: better service and reliability to customers, improved profitability through operating efficiency and new revenue opportunities. As service and reliability improve, it will likely drive more shippers to use Canadian Pacific instead of trucking services. We saw more evidence of that as the company reported strong earnings growth and improved volumes and pricing.

Janus Growth & Core Funds | 35

Janus Forty Fund (unaudited)

Google, our largest position, was another top individual contributor, even though its strong relative performance failed to offset our other information technology holdings. The company was up considerably as it continued to demonstrate its ability to monetize its mobile platform. We think Google’s traditional Internet search business benefits from significant network effects. Meanwhile, phones using the Android operating system continue to gain market share among first-time smartphone users and in emerging markets, which is where smartphone growth is fastest. As the number of users on the Android platform grows, developers of smartphone and tablet applications can better monetize their apps for Android. The strong menu of apps on Android, along with the general lower cost of phones using the Android operating system, help lock in the consumer base on the platform.

Within health care, Gilead Sciences was also additive to returns. This research-based biopharmaceutical company’s primary areas of focus include human immunodeficiency virus HIV/AIDS; liver diseases, such as hepatitis B and C; and cardiovascular/metabolic and respiratory conditions. Gilead released strong results for its hepatitis C drug, which involves a single-pill, once-a-day regimen. We consider this a groundbreaking change in a field in which less than 5% of patients are treated today because current treatments (weekly injections that cause flu-like symptoms) are so poorly tolerated. The potential market size is significant since approximately 3% of the world’s populations (170 million people) are believed to be infected, including over three million in the U.S. As treatment moves to an all-oral, well-tolerated therapy, the market may expand significantly, and we believe Gilead is poised to be a leader in the next wave of therapies. We also value the company’s dominant HIV drug franchise (85% market share), which continues to grow with high margins.

OUTLOOK

Going forward, we expect near-term volatility as the market assesses the probability and timing of the Fed increasing interest rates. Our own view is that there will not be a dramatic increase in rates any time soon. While the U.S. economy is improving at a steady pace, some deflationary pressures remain. For the average household, income has remained flat for more than a decade, and we are still not seeing signs of broad wage growth. With so much of the economy driven by consumption, and low expectations of a boost in government spending, we would expect continued modest economic growth and for the Fed to take a cautious approach to normalizing interest rates.

While economic growth may be less than optimal, we continue to be encouraged by the potential of the companies in our portfolio. We believe these companies have strong secular growth trends that should help them demonstrate above-market earnings growth over longer time periods. In an investment environment such as today, accelerated earnings growth will be critical. Much of the returns of 2013 and early 2014 were driven by expansion of price-earnings ratios. With equities now more reasonably valued, we believe companies will need to demonstrate earnings growth to achieve further stock price appreciation.

Thank you for your investment in Janus Forty Fund. We look forward to reporting results in the future.

36 | SEPTEMBER 30, 2014

(unaudited)

Janus Forty Fund At A Glance

5 Top Performers – Holdings

Contribution

Canadian Pacific Railway, Ltd. (U.S. Shares)	2.47%
Google, Inc. – Class A	1.96%
Gilead Sciences, Inc.	1.62%
Celgene Corp.	1.10%
Valeant Pharmaceuticals International, Inc. (U.S. Shares)	0.89%

5 Bottom Performers – Holdings

Contribution

Prada SpA	–0.41%
L Brands, Inc.	–0.36%
Pernod-Ricard SA	–0.30%
Teradata Corp.	–0.27%
CoStar Group, Inc.	–0.25%

5 Top Performers – Sectors*

		Fund Weighting	Russell 1000®
	Fund Contribution	(Average % of Equity)	Growth Index Weighting

Industrials	1.21%	11.31%	12.26%
Energy	0.36%	0.00%	5.08%
Health Care	0.35%	20.70%	12.63%
Utilities	–0.02%	0.00%	0.15%
Consumer Staples	–0.06%	0.78%	11.53%

5 Bottom Performers – Sectors*

		Fund Weighting	Russell 1000®
	Fund Contribution	(Average % of Equity)	Growth Index Weighting

Consumer Discretionary	–3.01%	27.61%	19.17%
Information Technology	–2.90%	23.50%	27.17%
Financials	–0.94%	10.05%	5.37%
Materials	–0.32%	3.36%	4.46%
Telecommunication Services	–0.22%	2.06%	2.18%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.
*	Based on sector classification according to the Global Industry Classification Standard codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

Janus Growth & Core Funds | 37

Janus Forty Fund (unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of September 30, 2014

Google, Inc. – Class C Internet Software & Services	5.6%
Precision Castparts Corp. Aerospace & Defense	5.1%
Celgene Corp. Biotechnology	4.6%
Canadian Pacific Railway, Ltd. (U.S. Shares) Road & Rail	4.1%
Lowe’s Cos., Inc. Specialty Retail	4.0%

23.4%

Asset Allocation – (% of Net Assets)
As of September 30, 2014

Top Country Allocations – Long Positions (% of Investment Securities)
As of September 30, 2014

As of September 30, 2013

38 | SEPTEMBER 30, 2014

(unaudited)

Performance

					Expense Ratios –
Average Annual Total Return – for the periods ended September 30, 2014					per the January 28, 2014 prospectus
	One	Five	Ten	Since	Total Annual Fund
	Year	Year	Year	Inception*	Operating Expenses

Janus Forty Fund – Class A Shares
NAV	12.72%	11.27%	9.83%	10.48%	0.86%
MOP	6.25%	9.97%	9.18%	10.22%

Janus Forty Fund – Class C Shares
NAV	11.89%	10.42%	9.00%	9.90%	1.65%
CDSC	10.99%	10.42%	9.00%	9.90%

Janus Forty Fund – Class I Shares	13.11%	11.59%	9.63%	10.48%	0.55%

Janus Forty Fund – Class N Shares	13.17%	11.14%	9.63%	10.48%	0.47%

Janus Forty Fund – Class R Shares	12.35%	10.83%	9.34%	10.23%	1.21%

Janus Forty Fund – Class S Shares	12.69%	11.14%	9.63%	10.48%	0.96%

Janus Forty Fund – Class T Shares	12.90%	11.39%	9.63%	10.48%	0.71%

Russell 1000® Growth Index	19.15%	16.50%	8.94%	6.47%

S&P 500® Index	19.73%	15.70%	8.11%	7.28%

Morningstar Quartile – Class S Shares	4th	4th	1st	1st

Morningstar Ranking – based on total return for Large Growth Funds	1,510/1,762	1,507/1,549	237/1,354	37/818

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) or visit janus.com/advisor/mutual-funds.

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

This Fund has a performance-based management fee that may adjust up or down based on the Fund’s performance.

A Fund’s performance may be affected by risks that include those associated with nondiversification, non-investment grade debt securities, high-yield/high-risk securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest. Additional risks to a Fund may also include, but are not limited to, those associated with investing in foreign securities, emerging markets, initial public offerings, real estate investment trusts (REITs), derivatives, short sales, commodity-linked investments and companies with relatively small market capitalizations. Each Fund has different risks. Please see a Janus prospectus for more information about risks, Fund holdings and other details.

See important disclosures on the next page.

Janus Growth & Core Funds | 39

Janus Forty Fund (unaudited)

Foreign securities are subject to additional risks including currency fluctuations, political and economic uncertainty, increased volatility and differing financial and information reporting standards, all of which are magnified in emerging markets.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, Class I Shares, Class R Shares, and Class S Shares commenced operations on July 6, 2009 after the reorganization of each class of Janus Adviser Forty Fund (the “JAD predecessor fund”) into corresponding shares of the Fund.

Performance shown for Class S Shares reflects the historical performance of the JAD predecessor fund’s Class S Shares (formerly named Class I Shares) from August 1, 2000 to July 6, 2009, calculated using the fees and expenses of the JAD predecessor fund’s Class S Shares, net of any applicable fee and expense limitations or waivers. For the periods prior to August 1, 2000, the performance shown for Class S Shares reflects the historical performance of the Retirement Shares of Janus Aspen Series – Forty Portfolio (as a result of a separate prior reorganization of the Retirement Shares into the JAD predecessor fund). Performance shown for certain periods prior to August 1, 2000 was calculated using the fees and expenses of Class S Shares of the JAD predecessor fund, without the effect of any fee and expense limitations or waivers.

Performance shown for Class C Shares reflects the historical performance of the JAD predecessor fund’s Class C Shares from September 30, 2002 to July 6, 2009, calculated using the fees and expenses of the JAD predecessor fund’s Class C Shares, net of any applicable fee and expense limitations or waivers. For the periods August 1, 2000 to September 30, 2002, the performance shown for Class C Shares reflects the historical performance of the JAD predecessor fund’s Class S Shares (formerly named Class I Shares). For the periods prior to August 1, 2000, the performance shown for Class C Shares reflects the historical performance of the Retirement Shares of Janus Aspen Series – Forty Portfolio (as a result of a separate prior reorganization). Performance shown for certain periods prior to September 30, 2002 was calculated using the fees and expenses of Class S Shares of the JAD predecessor fund, without the effect of any fee and expense limitation or waivers.

Performance shown for Class A Shares and Class R Shares reflects the historical performance of each corresponding class of the JAD predecessor fund from September 30, 2004 to July 6, 2009, calculated using the fees and expenses of the corresponding class of the JAD predecessor fund respectively, net of any applicable fee and expense limitations or waivers. Performance shown for each class for the periods August 1, 2000 to September 30, 2004 reflects the historical performance of the JAD predecessor fund’s Class S Shares (formerly named Class I Shares). Performance shown for each class for the periods prior to August 1, 2000 reflects the historical performance of the Retirement Shares of Janus Aspen Series – Forty Portfolio (as a result of a separate prior reorganization). Performance shown for Class A Shares for certain periods prior to September 30, 2004 was calculated using the fees and expenses of Class S Shares of the JAD predecessor fund, without the effect of any fee and expense limitations or waivers. Performance shown for Class R Shares for certain periods prior to September 30, 2004 was calculated using the fees and expenses of Class R Shares of the JAD predecessor fund, without the effect of any fee and expense limitations or waivers.

Performance shown for Class I Shares reflects the historical performance of the JAD predecessor fund’s Class I Shares from November 28, 2005 to July 6, 2009, calculated using the fees and expenses of the JAD predecessor fund’s Class I Shares, net of any applicable fee and expense limitations or waivers. For the periods August 1, 2000 to November 28, 2005, the performance shown for Class I Shares reflects the historical performance of the JAD predecessor fund’s Class S Shares (formerly named Class I Shares). For the periods prior to August 1, 2000, the performance shown for Class I Shares reflects the historical performance of the Retirement Shares of Janus Aspen Series – Forty Portfolio (as a result of a separate prior reorganization). Performance shown for certain periods prior to November 28, 2005 was calculated using the fees and expenses of Class S Shares of the JAD predecessor fund, without the effect of any fee and expense limitations or waivers.

Class T Shares commenced operations on July 6, 2009. Performance shown for Class T Shares reflects the historical performance of the JAD predecessor fund’s Class S Shares (formerly named Class I Shares) from August 1, 2000 to July 6, 2009, calculated using the fees and expenses of the JAD predecessor fund’s Class S Shares, net of any applicable fee and expense limitations or waivers. For the periods prior to August 1, 2000, the performance shown for Class T Shares reflects the historical performance of the Retirement Shares of Janus Aspen Series – Forty Portfolio (as a result of a separate prior reorganization). Performance shown for certain periods prior to August 1, 2000 was calculated using the fees and expenses of Class S Shares of the JAD predecessor fund, without the effect of any fee and expense limitations or waivers.

Class N Shares commenced operations on May 31, 2012. Performance shown for Class N Shares reflects the performance of the Fund’s Class S Shares from July 6, 2009 to May 31, 2012, calculated using the fees and expenses of Class S Shares, net of any applicable fee and expense limitations or waivers. For the periods August 1, 2000 to July 6, 2009, the performance shown for Class N Shares reflects the performance of Class S Shares (formerly named Class I Shares) of the JAD predecessor fund (prior to the reorganization), calculated using the fees and expenses of the JAD predecessor fund’s Class S Shares, net of any applicable fee and expense limitations or waivers. For the periods prior to August 1, 2000, the performance shown for Class N Shares reflects the historical performance of the Retirement Shares of Janus Aspen Series – Forty Portfolio (as a result of a separate prior reorganization). Performance shown for certain periods prior to August 1, 2000 was calculated using the fees and expenses of Class S Shares of the JAD predecessor fund, without the effect of any fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectus for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2014 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments and Other Information for index definitions.

A Fund’s portfolio may differ significantly from the securities held in an index. An index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Fund Report.”

*	The predecessor Fund’s inception date — May 1, 1997

40 | SEPTEMBER 30, 2014

(unaudited)

Expense Examples
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees; administrative services fees payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses
The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectus. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				Hypothetical
	Actual			(5% return before expenses)
	Beginning	Ending	Expenses	Beginning	Ending	Expenses
	Account	Account	Paid During	Account	Account	Paid During	Net Annualized
	Value	Value	Period	Value	Value	Period	Expense Ratio
	(4/1/14)	(9/30/14)	(4/1/14 - 9/30/14)†	(4/1/14)	(9/30/14)	(4/1/14 - 9/30/14)†	(4/1/14 - 9/30/14)

Class A Shares	$1,000.00	$1,044.40	$4.51	$1,000.00	$1,020.66	$4.46	0.88%

Class C Shares	$1,000.00	$1,040.80	$8.24	$1,000.00	$1,017.00	$8.14	1.61%

Class I Shares	$1,000.00	$1,046.30	$2.82	$1,000.00	$1,022.31	$2.79	0.55%

Class N Shares	$1,000.00	$1,046.60	$2.51	$1,000.00	$1,022.61	$2.48	0.49%

Class R Shares	$1,000.00	$1,042.50	$6.35	$1,000.00	$1,018.85	$6.28	1.24%

Class S Shares	$1,000.00	$1,044.10	$5.07	$1,000.00	$1,020.11	$5.01	0.99%

Class T Shares	$1,000.00	$1,045.00	$3.79	$1,000.00	$1,021.36	$3.75	0.74%

†	Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectus for more information regarding waivers and/or reimbursements.

Janus Growth & Core Funds | 41

Janus Forty Fund

Schedule of Investments

As of September 30, 2014

Shares		Value

Common Stock – 99.4%
Aerospace & Defense – 5.1%
554,373	Precision Castparts Corp.	$131,319,876
Auto Components – 3.1%
1,297,669	Delphi Automotive PLC	79,599,017
Biotechnology – 10.4%
193,644	Biogen Idec, Inc.*	64,059,372
1,237,886	Celgene Corp.*	117,326,835
459,495	Gilead Sciences, Inc.*	48,913,243
320,764	Pharmacyclics, Inc.*	37,667,316

		267,966,766
Capital Markets – 1.1%
1,230,807	E*TRADE Financial Corp.*	27,803,930
Chemicals – 2.0%
460,318	Monsanto Co.	51,790,378
Commercial Banks – 3.1%
1,877,083	U.S. Bancorp	78,518,382
Diversified Financial Services – 2.2%
287,828	Intercontinental Exchange, Inc.	56,140,852
Electronic Equipment, Instruments & Components – 1.6%
403,762	Amphenol Corp. – Class A	40,319,673
Health Care Technology – 1.1%
209,351	athenahealth, Inc.*	27,569,433
Hotels, Restaurants & Leisure – 4.7%
1,402,905	MGM Resorts International*	31,958,176
133,972	Panera Bread Co. – Class A*	21,799,924
890,134	Starbucks Corp.	67,169,511

		120,927,611
Information Technology Services – 3.3%
1,155,450	MasterCard, Inc. – Class A	85,410,864
Insurance – 2.6%
752,723	Aon PLC	65,991,226
Internet & Catalog Retail – 7.1%
501,014	Alibaba Group Holding, Ltd. (ADR)*	44,515,094
267,427	Amazon.com, Inc.*	86,229,162
45,140	Priceline Group, Inc.*	52,298,301

		183,042,557
Internet Software & Services – 12.5%
261,012	CoStar Group, Inc.*	40,597,806
246,449	Google, Inc. – Class C*	142,289,795
201,073	LinkedIn Corp. – Class A*	41,780,959
3,552,100	Tencent Holdings, Ltd.	52,878,576
1,037,564	Yahoo!, Inc.*	42,280,733

		319,827,869
Media – 4.1%
1,217,183	Comcast Corp. – Class A	65,460,102
1,128,109	Twenty-First Century Fox, Inc. – Class A	38,682,857

		104,142,959
Pharmaceuticals – 10.1%
1,290,251	Endo International PLC*	88,175,753
699,400	Valeant Pharmaceuticals International, Inc. (U.S. Shares)	91,761,280
2,126,187	Zoetis, Inc.	78,562,610

		258,499,643
Professional Services – 2.0%
1,178,617	Nielsen NV	52,248,092
Real Estate Investment Trusts (REITs) – 3.2%
1,021,842	Crown Castle International Corp.	82,288,936
Road & Rail – 5.8%
513,386	Canadian Pacific Railway, Ltd. (U.S. Shares)	106,512,193
356,639	Kansas City Southern	43,224,647

		149,736,840
Semiconductor & Semiconductor Equipment – 2.5%
1,454,562	ARM Holdings PLC (ADR)	63,549,814
Software – 4.6%
227,458	NetSuite, Inc.*	20,366,589
1,716,397	Salesforce.com, Inc.*	98,744,320

		119,110,909
Specialty Retail – 6.1%
1,941,633	Lowe’s Cos., Inc.	102,751,218
887,688	TJX Cos., Inc.	52,524,499

		155,275,717
Wireless Telecommunication Services – 1.1%
986,752	T-Mobile U.S., Inc.	28,487,530

Total Common Stock (cost $2,035,927,414)		2,549,568,874

Money Market – 1.2%
29,639,000	Janus Cash Liquidity Fund LLC, 0.0682%°°,£ (cost $29,639,000)	29,639,000

Total Investments (total cost $2,065,566,414) – 100.6%		2,579,207,874

Liabilities, net of Cash, Receivables and Other Assets – (0.6)%		(16,486,956)

Net Assets – 100%		$2,562,720,918

Summary of Investments by Country – (Long Positions) (unaudited)

		% of Investment
Country	Value	Securities

United States††	$2,219,990,917	86.1%
Canada	198,273,473	7.7
China	97,393,670	3.8
United Kingdom	63,549,814	2.4

Total	$2,579,207,874	100.0%

††	Includes Cash Equivalents of 1.1%.

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

42 | SEPTEMBER 30, 2014

Janus Fund (unaudited)

FUND SNAPSHOT
We believe that buying high quality growth franchises with sustainable, projected above-average earnings growth outlooks should allow us to outperform the benchmark and peers over the long-term. We perform in-depth, fundamental research to build a diversified, moderately positioned portfolio aiming to deliver peer and index-beating returns while managing for risk and volatility.
Barney Wilson portfolio manager

PERFORMANCE REVIEW

Janus Fund’s Class T Shares returned 16.37% over the one-year period ended September 30, 2014. The Fund’s primary benchmark, the Russell 1000 Growth Index, returned 19.15% during the period, and its secondary benchmark, the S&P 500 Index, returned 19.73%. The Core Growth Index returned 19.45% during the period. While we underperformed the benchmark during the period, it has been a tough investment environment for active managers against the Russell 1000 Growth Index. We were pleased, however, to see our performance was more competitive against the rest of our peer group (51st percentile).

INVESTMENT ENVIRONMENT

U.S. large-cap growth equities performed well in the past 12 months. While markets climbed significantly higher early in the period, first quarter gains slowed due to a colder-than-normal winter that negatively affected a number of macroeconomic data points, as well as speculation around how and when the Federal Reserve (Fed) would begin raising interest rates. Tensions between Ukraine and Russia also caused bouts of volatility. Increasing confirmation signals that the U.S. economy was on stable footing, coupled with the European Central Bank’s interest rate cut and other measures to stimulate eurozone growth, boosted markets broadly through the spring. The third quarter saw further gains on modestly improving data as investors largely shrugged off mounting geopolitical unrest. However, growing investor uncertainty also resulted in summer pullbacks and the beginnings of a sharp sell-off in the last weeks of September. Despite this volatility, the period ended with generally positive corporate earnings reports, strong gross domestic product (GDP) growth and lower unemployment rates, all providing more evidence of a strengthening U.S. economy. In addition, the Fed indicated its intent to keep interest rates low for a “considerable time.”

PERFORMANCE DISCUSSION

We seek to identify companies with clearly definable and sustainable long-term growth drivers. These companies often have a high barrier to entry, a notable edge in an attractive industry with high growth potential or a strong management team that has a clear vision for the future course of their company. In our view, a collection of companies with these competitive advantages should lead to compounded growth in excess of the market over longer time horizons. We believe much of the outperformance should come in weak or uncertain economic environments because the competitive advantages of the companies in our Fund should make them less dependent on a strong economic environment to thrive. Since our portfolio holdings are based more on perceived long-term competitive advantages at individual companies, as opposed to positioning around a near-term call on the economy, we do not necessarily expect to outperform the index when market sentiment is driven by the premise of a strengthening economy or speculation about monetary policy. Though we underperformed the benchmark this period, as we look across the portfolio we continue to be encouraged about the competitive advantages of the companies we own and believe the potential for long-term growth is still in place. For the vast majority of those companies that did fall, we continue to have high conviction in their long-term growth potential.

Most of the relative underperformance came from consumer staples, consumer discretionary and information technology holdings. The largest individual detractor was Whole Foods Market. The consumer staples stock fell after the company announced disappointing earnings results. We are currently reviewing the future growth potential for the company, which is facing a more competitive landscape from other natural and organic grocers.

Within consumer discretionary, Amazon.com was another top individual detractor. The stock fell early in the year after the company reported revenue growth below consensus expectations. We continue to like the long-term

Janus Growth & Core Funds | 43

Janus Fund (unaudited)

outlook for the company, however. We believe the company’s size, scale and efficiency has allowed it to be a disruptive force. The company has completely rewritten the rules for retail shopping and we believe it will continue to gain consumers’ wallet share as more shopping moves from physical stores to online and mobile purchases. Meanwhile, the company’s cloud business, Amazon Web Services, has come to market with scale and a disruptive pricing model for businesses seeking cloud-based services.

Industrials stock Colfax Corporation also weighed on performance. While the company reported weaker earnings this quarter, the reasons we own the company have not changed. The chairman of the company’s board comes from one of the most successful multi-industrial companies of the past decade. That company had a history of making shrewd acquisitions of industrial companies operating in large, growing addressable markets that were very fragmented. The company would grow earnings by consolidating these fragmented industries and also by emphasizing lean and efficient manufacturing improvements with the companies it acquired. The chairman is implementing a similar focus on industry consolidation and lean manufacturing at Colfax, which should lead to steady earnings growth over time.

While the aforementioned companies had a negative impact on relative performance this period, we were encouraged to see many other companies in the Fund put up impressive results and continue to execute on the strategies we believe set them apart from their competition. Health care, financials and energy holdings were the most additive to returns.

Apple and Google were the two top individual contributors, even though their strong relative performance failed to offset our other information technology holdings. Apple, our largest position, was up in part due to excitement about new product launches from the company. Our basic view is that Apple is a strong brand and that as consumers get more familiar with Apple products, they get more deeply entrenched in the Apple ecosystem, branching out to buy new Apple products and returning to the brand when it is time to update existing ones. We see evidence in this trend by the fact that household spending on Apple products continues to increase. We think recent innovations by Apple, including its Apple Pay mobile payment system, further entrench Apple with its customers.

Google, a top 5 holding, was up considerably as the company continued to demonstrate its ability to monetize its mobile platform. We think Google has multiple long-term growth drivers. The company’s Internet search business continues to do well, and the company continues to improve monetization of increased viewing on its YouTube platform. The company’s Android mobile operating platform exists in a duopoly with Apple’s mobile platform, and we believe both companies benefit from the rapid adoption and heavier use of smartphones.

Within industrials, Canadian Pacific Railway was another top individual contributor. The transformation the company has experienced since 2012 began under a new CEO that year, who focused the efforts of the company on three key points: better service and reliability to customers, improved profitability through operating efficiency and new revenue opportunities. Since then, the CEO has put in a fully capable team around him to execute on each of the above points, and success in each category continues to drive the outperformance we are seeing. Service metrics such as on-time deliveries and velocity have improved, operating margins have increased dramatically with more opportunity to expand and the company has driven new revenues from such markets as domestic Canada container traffic, grain and crude by rail. Most recently, a new CFO has joined the company and had a positive impact on driving better capital allocation decisions, including commencing a share repurchase program that further benefits shareholders.

DERIVATIVES

Derivatives, including options and forwards, are used in the portfolio to generate income and periodically to hedge market risk. The purpose of the option strategy is an attempt to generate income and reduce the risk in the portfolio. The purpose of the forwards strategy is to reduce the overall volatility of the Fund. During the period, our use of derivatives contributed to relative results.

Please see the Derivative Instruments section in the “Notes to Financial Statements” for derivatives used by the Fund.

OUTLOOK

We expect the U.S. economy to continue growing at a steady pace, with consumer spending remaining moderate as wage growth remains slow. Looking across large-cap equities, we believe stocks are reasonably valued, given an environment of moderate but durable growth and low inflation. While stocks are more reasonably valued than they were several quarters ago, we continue to find durable growth opportunities.

An example where we currently see opportunities is in the health care sector. The last decade has brought about

44 | SEPTEMBER 30, 2014

(unaudited)

rapid changes in the way in which drugs are developed and clinical trials are conducted. This has led to more successful research and development efforts and a wave of breakthrough therapies that represent significant improvements over previous treatment options for a number of high, unmet medical needs. We believe the drugs being developed by the companies we own represent meaningful, long duration growth opportunities.

Thank you for your investment in Janus Fund.

Janus Growth & Core Funds | 45

Janus Fund (unaudited)

Janus Fund At A Glance

5 Top Performers – Holdings

Contribution

Apple, Inc.	2.48%
Google, Inc. – Class A	1.34%
Canadian Pacific Railway, Ltd. (U.S. Shares)	1.31%
Gilead Sciences, Inc.	0.89%
Union Pacific Corp.	0.68%

5 Bottom Performers – Holdings

Contribution

Whole Foods Market, Inc.	–0.64%
Amazon.com, Inc.	–0.27%
Colfax Corp.	–0.24%
Teradata Corp.	–0.22%
L Brands, Inc.	–0.21%

5 Top Performers – Sectors*

		Fund Weighting	Russell 1000®
	Fund Contribution	(Average % of Equity)	Growth Index Weighting

Health Care	0.92%	15.23%	12.63%
Financials	0.47%	4.10%	5.37%
Energy	0.33%	4.67%	5.08%
Telecommunication Services	0.02%	0.59%	2.18%
Materials	–0.11%	3.37%	4.46%

5 Bottom Performers – Sectors*

		Fund Weighting	Russell 1000®
	Fund Contribution	(Average % of Equity)	Growth Index Weighting

Consumer Staples	–1.53%	7.32%	11.53%
Consumer Discretionary	–0.75%	17.62%	19.17%
Information Technology	–0.64%	31.25%	27.17%
Other**	–0.21%	0.65%	0.00%
Industrials	–0.17%	14.30%	12.26%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.
*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

**	Not a GICS classified sector.

46 | SEPTEMBER 30, 2014

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of September 30, 2014

Apple, Inc. Technology Hardware, Storage & Peripherals	6.3%
Google, Inc. – Class C Internet Software & Services	2.9%
Comcast Corp. – Class A Media	2.8%
Home Depot, Inc. Specialty Retail	2.4%
ARM Holdings PLC Semiconductor & Semiconductor Equipment	2.4%

16.8%

Asset Allocation – (% of Net Assets)
As of September 30, 2014

Top Country Allocations – Long Positions (% of Investment Securities)
As of September 30, 2014

As of September 30, 2013

Janus Growth & Core Funds | 47

Janus Fund (unaudited)

Performance

					Expense Ratios –
Average Annual Total Return – for the periods ended September 30, 2014					per the January 28, 2014 prospectuses
	One	Five	Ten	Since	Total Annual Fund
	Year	Year	Year	Inception*	Operating Expenses

Janus Fund – Class A Shares
NAV	16.27%	12.43%	7.29%	12.37%	0.99%
MOP	9.58%	11.11%	6.66%	12.22%

Janus Fund – Class C Shares
NAV	15.35%	11.63%	6.49%	11.74%	1.70%
CDSC	14.35%	11.63%	6.49%	11.74%

Janus Fund – Class D Shares(1)	16.52%	12.69%	7.43%	12.42%	0.68%

Janus Fund – Class I Shares	16.53%	12.77%	7.38%	12.41%	0.61%

Janus Fund – Class N Shares	16.66%	12.59%	7.38%	12.41%	0.52%

Janus Fund – Class R Shares	15.77%	12.02%	6.82%	12.02%	1.28%

Janus Fund – Class S Shares	16.10%	12.30%	7.10%	12.21%	1.03%

Janus Fund – Class T Shares	16.37%	12.59%	7.38%	12.41%	0.78%

Russell 1000® Growth Index	19.15%	16.50%	8.94%	N/A**

S&P 500® Index	19.73%	15.70%	8.11%	10.61%

Core Growth Index	19.45%	16.11%	8.54%	N/A**

Morningstar Quartile – Class T Shares	3rd	4th	3rd	1st

Morningstar Ranking – based on total return for Large Growth Funds	895/1,762	1,305/1,549	1,000/1,354	8/181

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

See important disclosures on the next page.

48 | SEPTEMBER 30, 2014

(unaudited)

This Fund has a performance-based management fee that may adjust up or down based on the Fund’s performance.

A Fund’s performance may be affected by risks that include those associated with nondiversification, non-investment grade debt securities, high-yield/high-risk securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest. Additional risks to a Fund may also include, but are not limited to, those associated with investing in foreign securities, emerging markets, initial public offerings, real estate investment trusts (REITs), derivatives, short sales, commodity-linked investments and companies with relatively small market capitalizations. Each Fund has different risks. Please see a Janus prospectus for more information about risks, Fund holdings and other details.

Foreign securities are subject to additional risks including currency fluctuations, political and economic uncertainty, increased volatility and differing financial and information reporting standards, all of which are magnified in emerging markets.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, Class R Shares, and Class S Shares commenced operations on July 6, 2009. Performance shown for each class for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class, calculated using the fees and expenses of each respective class, without the effect of any fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010. Performance shown for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Class I Shares commenced operations on July 6, 2009. Performance shown for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers.

Class N Shares commenced operations on May 31, 2012. Performance shown for periods prior to May 31, 2012, reflects the performance of the Fund’s Class T Shares, calculated using the fees and expenses of Class T Shares, net of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2014 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments and Other Information for index definitions.

A Fund’s portfolio may differ significantly from the securities held in an index. An index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Fund Report.”

*	The Fund’s inception date – February 5, 1970
**	Since inception index return is not available for indices created subsequent to fund inception.
(1)	Closed to new investors.

Janus Growth & Core Funds | 49

Janus Fund (unaudited)

Expense Examples
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees; administrative services fees payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses
The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				Hypothetical
	Actual			(5% return before expenses)
	Beginning	Ending	Expenses	Beginning	Ending	Expenses
	Account	Account	Paid During	Account	Account	Paid During	Net Annualized
	Value	Value	Period	Value	Value	Period	Expense Ratio
	(4/1/14)	(9/30/14)	(4/1/14 - 9/30/14)†	(4/1/14)	(9/30/14)	(4/1/14 - 9/30/14)†	(4/1/14 - 9/30/14)

Class A Shares	$1,000.00	$1,062.20	$3.57	$1,000.00	$1,021.61	$3.50	0.69%

Class C Shares	$1,000.00	$1,057.50	$8.25	$1,000.00	$1,017.05	$8.09	1.60%

Class D Shares	$1,000.00	$1,062.60	$3.31	$1,000.00	$1,021.86	$3.24	0.64%

Class I Shares	$1,000.00	$1,062.90	$3.05	$1,000.00	$1,022.11	$2.99	0.59%

Class N Shares	$1,000.00	$1,063.30	$2.59	$1,000.00	$1,022.56	$2.54	0.50%

Class R Shares	$1,000.00	$1,059.30	$6.45	$1,000.00	$1,018.80	$6.33	1.25%

Class S Shares	$1,000.00	$1,060.60	$5.17	$1,000.00	$1,020.06	$5.06	1.00%

Class T Shares	$1,000.00	$1,062.00	$3.88	$1,000.00	$1,021.31	$3.80	0.75%

†	Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

50 | SEPTEMBER 30, 2014

Janus Fund

Schedule of Investments

As of September 30, 2014

Shares		Value

Common Stock – 98.5%
Aerospace & Defense – 3.3%
979,803	Honeywell International, Inc.	$91,239,255
677,045	Precision Castparts Corp.	160,378,420

		251,617,675
Beverages – 1.6%
1,457,871	Diageo PLC	42,146,423
303,072	Pernod Ricard SA	34,250,901
821,131	SABMiller PLC	45,621,905

		122,019,229
Biotechnology – 6.6%
146,362	Alexion Pharmaceuticals, Inc.*	24,269,747
483,159	Biogen Idec, Inc.*	159,833,829
1,638,768	Celgene Corp.*	155,322,431
609,173	Medivation, Inc.*	60,228,934
915,911	Pharmacyclics, Inc.*	107,555,429

		507,210,370
Capital Markets – 0.7%
1,849,866	Blackstone Group LP	58,233,782
Chemicals – 4.5%
1,197,265	Air Products & Chemicals, Inc.	155,859,958
986,521	Monsanto Co.	110,993,478
420,691	PPG Industries, Inc.	82,766,747

		349,620,183
Communications Equipment – 2.9%
1,300,367	Motorola Solutions, Inc.	82,287,224
1,890,936	QUALCOMM, Inc.	141,385,284

		223,672,508
Electric Utilities – 0.9%
1,782,611	Brookfield Infrastructure Partners LP	67,739,218
Electrical Equipment – 1.9%
3,217,923	Sensata Technologies Holding NV*	143,294,111
Electronic Equipment, Instruments & Components – 1.6%
590,008	Amphenol Corp. – Class A	58,918,199
1,161,467	TE Connectivity, Ltd. (U.S. Shares)	64,217,510

		123,135,709
Food & Staples Retailing – 2.0%
560,688	Kroger Co.	29,155,776
1,025,714	Sysco Corp.	38,925,846
2,314,489	Whole Foods Market, Inc.	88,205,176

		156,286,798
Food Products – 0.7%
565,357	Hershey Co.	53,952,019
Health Care Equipment & Supplies – 1.4%
1,056,857	Zimmer Holdings, Inc.†	106,266,971
Health Care Providers & Services – 0.9%
1,653,766	Catamaran Corp. (U.S. Shares)*	69,706,237
Health Care Technology – 1.0%
597,931	athenahealth, Inc.*	78,741,533
Hotels, Restaurants & Leisure – 3.7%
88,817	Chipotle Mexican Grill, Inc.*	59,204,524
2,405,226	Dunkin’ Brands Group, Inc.	107,802,229
1,557,822	Starbucks Corp.	117,553,248

		284,560,001
Household Products – 1.1%
1,288,414	Colgate-Palmolive Co.	84,030,361
Information Technology Services – 3.5%
1,917,649	MasterCard, Inc. – Class A	141,752,614
584,036	Visa, Inc. – Class A	124,615,761

		266,368,375
Insurance – 1.4%
1,195,763	Aon PLC	104,832,542
Internet & Catalog Retail – 2.9%
442,565	Alibaba Group Holding, Ltd. (ADR)*	39,321,900
318,458	Amazon.com, Inc.*	102,683,598
480,358	Ctrip.com International, Ltd. (ADR)*	27,265,120
46,208	Priceline Group, Inc.*	53,535,665

		222,806,283
Internet Software & Services – 6.8%
290,892	CoStar Group, Inc.*	45,245,342
1,040,429	Facebook, Inc. – Class A*	82,235,508
257,758	Google, Inc. – Class A*,†	151,667,385
382,993	Google, Inc. – Class C*,†	221,124,838
110,933	LinkedIn Corp. – Class A*	23,050,768

		523,323,841
Machinery – 1.8%
2,422,781	Colfax Corp.*	138,025,834
Media – 5.8%
4,015,818	Comcast Corp. – Class A†	215,970,692
4,763,863	Twenty-First Century Fox, Inc. – Class A	163,352,863
726,608	Walt Disney Co.	64,689,910

		444,013,465
Oil, Gas & Consumable Fuels – 3.4%
722,650	Antero Resources Corp.	39,666,258
998,306	Enterprise Products Partners LP	40,231,732
294,266	EOG Resources, Inc.	29,138,219
750,697	MarkWest Energy Partners LP	57,668,544
1,116,181	Noble Energy, Inc.	76,302,133
482,417	Southwestern Energy Co.*	16,860,474

		259,867,360
Personal Products – 0.4%
455,073	Estee Lauder Cos., Inc. – Class A	34,003,055
Pharmaceuticals – 7.1%
2,101,314	Bristol-Myers Squibb Co.	107,545,251
2,388,575	Endo International PLC*	163,235,215
797,192	Jazz Pharmaceuticals PLC*	127,997,148
489,868	Mallinckrodt PLC*	44,161,600
330,997	Perrigo Co. PLC	49,712,439
393,938	Valeant Pharmaceuticals International, Inc. (U.S. Shares)	51,684,666

		544,336,319
Professional Services – 0.8%
1,072,601	Verisk Analytics, Inc. – Class A*	65,310,675
Real Estate Investment Trusts (REITs) – 2.3%
1,898,597	American Tower Corp.	177,765,637
Real Estate Management & Development – 1.5%
1,440,533	CBRE Group, Inc. – Class A*	42,841,452
63,440,528	Colony American Homes Holdings III LP – Private Placement*,§	70,418,986

		113,260,438

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

Janus Growth & Core Funds | 51

Janus Fund

Schedule of Investments

As of September 30, 2014

Shares		Value

Road & Rail – 3.1%
618,755	Canadian Pacific Railway, Ltd. (U.S. Shares)	$128,373,100
1,004,898	Union Pacific Corp.	108,951,041

		237,324,141
Semiconductor & Semiconductor Equipment – 3.8%
12,620,385	ARM Holdings PLC	183,860,842
6,029,045	Atmel Corp.*	48,714,683
1,700,024	Freescale Semiconductor, Ltd.*	33,201,469
7,576,814	Taiwan Semiconductor Manufacturing Co., Ltd.	30,162,485

		295,939,479
Software – 6.5%
557,622	ANSYS, Inc.*	42,195,257
10,389,421	Cadence Design Systems, Inc.*	178,801,935
1,584,920	NetSuite, Inc.*	141,913,737
2,378,636	Salesforce.com, Inc.*	136,842,929

		499,753,858
Specialty Retail – 5.0%
68,155	AutoZone, Inc.*	34,735,877
2,035,917	Home Depot, Inc.	186,775,026
3,167,279	Sally Beauty Holdings, Inc.*	86,688,426
774,818	TJX Cos., Inc.	45,845,981
294,921	Ulta Salon Cosmetics & Fragrance, Inc.	34,850,815

		388,896,125
Technology Hardware, Storage & Peripherals – 6.3%
4,830,513	Apple, Inc.†	486,674,185
Trading Companies & Distributors – 0.7%
615,428	MSC Industrial Direct Co., Inc. – Class A	52,594,477
Wireless Telecommunication Services – 0.6%
1,614,693	T-Mobile U.S., Inc.	46,616,187

Total Common Stock (cost $6,070,813,600)		7,581,798,981

Counterparty/Reference Asset
OTC Purchased Options – Calls – 0.1%
Credit Suisse International: Oracle Corp.* expires March 2015 23,669 contracts exercise price $42.00		1,665,391
Morgan Stanley & Co. International PLC:
Salesforce.com, Inc.* expires January 2015 3,025 contracts exercise price $65.00		442,912
Zimmer Holdings, Inc.* expires March 2015 7,553 contracts exercise price $105.00		2,894,811

Total OTC Purchased Options – Calls (premiums paid $10,220,573)		5,003,114

Counterparty/Reference Asset
OTC Purchased Option – Put – 0%
Morgan Stanley & Co. International PLC: SPDR S&P 500® Trust (ETF)* expires February 2015 4,132 contracts exercise price $188.00 (premiums paid $1,623,876)		1,954,350

Money Market – 1.3%
97,632,403	Janus Cash Liquidity Fund LLC, 0.0682%°°,£ (cost $97,632,403)	97,632,403

Total Investments (total cost $6,180,290,452) – 99.9%		7,686,388,848

Cash, Receivables and Other Assets, net of Liabilities – 0.1%		5,645,302

Net Assets – 100%		$7,692,034,150

Summary of Investments by Country – (Long Positions) (unaudited)

		% of Investment
Country	Value	Securities

United States††	$7,033,995,269	91.5%
United Kingdom	271,629,170	3.5
Canada	249,764,003	3.3
China	66,587,020	0.9
France	34,250,901	0.4
Taiwan	30,162,485	0.4

Total	$7,686,388,848	100.0%

††	Includes Cash Equivalents of 1.3%.

Schedule of Forward Currency Contracts, Open

			Unrealized
Counterparty/Currency	Currency	Currency	Appreciation/
and Settlement Date	Units Sold	Value	(Depreciation)

Credit Suisse International:
British Pound 10/23/14	32,860,000	$53,251,873	$507,087
Euro 10/23/14	4,550,000	5,747,054	108,978

		58,998,927	616,065

HSBC Securities (USA), Inc.:
British Pound 10/9/14	34,159,000	55,364,618	1,161,694
Euro 10/9/14	4,360,000	5,506,511	267,307

		60,871,129	1,429,001

JPMorgan Chase & Co.:
British Pound 10/16/14	11,500,000	18,637,819	30,442
Euro 10/16/14	4,350,000	5,494,159	136,855

		24,131,978	167,297

RBC Capital Markets Corp.:
British Pound 10/16/14	29,300,000	47,485,921	302,379
Euro 10/16/14	4,450,000	5,620,461	151,189

		53,106,382	453,568

Total		$197,108,416	$2,665,931

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

52 | SEPTEMBER 30, 2014

Schedule of Investments

As of September 30, 2014

Schedule of OTC Written Options – Puts

Counterparty/Reference Asset	Value

Credit Suisse International:
Oracle Corp. expires March 2015 23,669 contracts exercise price $38.00	$(5,057,961)
Zimmer Holdings, Inc. expires March 2015 5,061 contracts exercise price $100.00	(2,801,979)
Morgan Stanley & Co. International PLC: Zimmer Holdings, Inc. expires March 2015 2,492 contracts exercise price $100.00	(1,379,674)

Total OTC Written Options – Puts (premiums received $6,197,828)	$(9,239,614)

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

Janus Growth & Core Funds | 53

Janus Growth and Income Fund (unaudited)

FUND SNAPSHOT
We seek to generate capital appreciation and income through investing in a diversified portfolio of equities and income-generating assets. We primarily focus our analysis on larger, well-established companies with predictable and sustainable earnings growth.
Marc Pinto co-portfolio manager	Jeremiah Buckley co-portfolio manager

PERFORMANCE

Janus Growth and Income Fund’s Class T Shares returned 16.81% over the one-year period ended September 30, 2014. The Fund’s primary benchmark, the S&P 500 Index, returned 19.73%, and its secondary benchmark, the Russell 1000 Growth Index, returned 19.15% during the period.

INVESTMENT ENVIRONMENT

U.S. stocks delivered strong returns during the past 12 months. Markets rallied early in the period, though first quarter gains slowed due to profit taking and lingering concerns around emerging market growth, particularly in China. Favorable economic signals in areas such as employment and corporate earnings drove stocks higher through the spring, even as gross domestic product (GDP) was revised sharply down, blamed primarily on difficult winter weather. The third quarter saw further gains on marginally improving data, despite disappointing August job numbers and mounting geopolitical unrest that resulted in late-summer pullbacks. Growing investor uncertainty also prompted the beginnings of a sharp selloff in the last weeks of September. Notwithstanding this volatility, the period ended with a healthy consumer environment, marked by improving employment trends, low inflation, higher borrowing and increased credit, constructive factors that have led to good retail and consumer spending data, which we expect to remain in place near term. Companies have continued to return cash to shareholders through share repurchases and dividend hikes. Importantly, the Federal Reserve (Fed) has also indicated its intent to keep interest rates low for “a considerable time” until there is obvious improvement in the economy and employment.

PERFORMANCE DISCUSSION

Our fundamental research focuses on identifying attractive large-capitalization companies with what we feel is the right balance between dividend distribution, business reinvestment and other productive uses of excess cash flow. Although the Fund lagged its benchmarks during this period, we think investing in companies that can grow their dividends and whose stocks are less volatile than the overall market will drive superior risk-adjusted performance longer term.

Consumer discretionary holdings weighed the most on relative performance, led lower by the Fund’s three largest individual detractors, Mattel, General Motors and Las Vegas Sands.

After three years of gaining market share in the toy industry, Mattel has struggled over the last nine months, the latest evidence being its second quarter results. The company showed weakness in market share as it continued to work down inventory build-up from the fourth quarter of 2013. We anticipated it would take some time to improve inventory, given the holiday-focus of its industry, and remain hopeful the company’s market share has stabilized, while its inventory levels are back to normal. We believe the company’s high dividend offers some downside protection and are hopeful its Barbie brand will offset saturation of its Monster High line in its core doll business. We maintained our position.

General Motors also weighed on our consumer discretionary performance. Recalls and litigation stemming from GM’s faulty ignition switches have been a headwind for the stock, as has the company’s inability to hit margin targets. However, GM still offers an attractive dividend, in our view, and despite these near-term concerns we believe the stock is undervalued at its current level.

Las Vegas Sands was among casino operators negatively affected by an ongoing slowdown in VIP business in Macau, China, due to the Chinese government’s two-year anti-corruption drive. The company has continued to grow its mass premium business in Macau, where the numbers of visitors are still increasing. We remain hopeful government pressures will ease on the VIP business or that the mass premium segment will more than offset declines in VIP. Longer term, growth trends in Macau should remain strong, in our view. We also appreciate Las Vegas Sands’ efforts to increase rooms and focus on

54 | SEPTEMBER 30, 2014

(unaudited)

making more revenue off each visitor. We believe Las Vegas Sands remains well positioned to benefit from wealth creation in Asia, including prospects for gaming in Japan and Korea.

Information technology holdings were also significant detractors to relative returns. The Fund’s cash position slightly weighed on performance as well, though it is not used as a strategy but only a necessary component of day-to-day portfolio management.

Holdings within the materials, industrials and energy sectors were the most additive to relative performance. The Fund’s three largest positions were also the top individual contributors.

In materials, LyondellBasell Industries, the largest individual contributor, reported record quarterly earnings in July, with both sales and profits higher than market estimates. The chemicals provider also continued its stock buyback program. Lyondell is still benefiting from low natural gas prices, as a result of high production from North American shale development fields. The company’s expansion efforts also began adding to profitability during its most recent quarter. We feel the market is underestimating earnings and free-cash-flow growth from its expansion efforts.

Technology leader Apple also aided performance on investor anticipation and subsequent announcements of new versions of its popular iPhone, along with an Apple Watch and a mobile payments system. We felt the product announcements demonstrate the company’s continued strength in combining hardware, software and services, which serve as an important differentiator from competitors. In addition, the cross-device integration between all of Apple’s products will continue to strengthen and expand its ecosystem, in our view. Despite recent gains, we still view the stock’s risk/reward profile as attractive.

Pharmaceutical firm AbbVie also had strong gains on its attempted acquisition of Ireland-based Shire, which had rebuffed those efforts as of period end. We believe the transaction would be a positive in that it could lower AbbVie’s tax rate through a tax inversion by using lower rates in Ireland, and would help to diversify the company’s product lineup, which is dominated today by Humira. AbbVie also formally filed for approval of its hepatitis C drug, another all-oral therapy that we feel has strong revenue potential.

Please see the Derivative Instruments section in the “Notes to Financial Statements” for a discussion of derivatives used by the Fund.

OUTLOOK

We are anticipating continued improvement in the U.S. economy, with potentially 3% gross domestic product growth next year. We also think the Fed will maintain low interest rates near term. Most market observers believe the central bank will begin raising rates in the middle of 2015, but we think it could be later. Even if rates increase modestly, we believe it would still be a good environment for equities since rising rates imply a better economy and a level of inflation to improve profitability. Valuations are not expensive, with the S&P 500 Index trading at 16x this year’s earnings. Corporate earnings should also remain good, in our view. While more companies are struggling to meet revenue expectations, we believe there are still many opportunities in terms of controlling expenses and productivity enhancements along with share repurchases to bolster earnings per share.

During the period, we reduced our bond holdings and invested in equities with dividend yields that were similar to the coupons on some of the bonds we sold. We would rather have the appreciation potential of equities plus their dividend yields than fixed income coupons with expectations of higher interest rates over the medium term. Among our new holdings are a hotel and resort operator, an energy master limited partnership, a semiconductor maker and a food services company. We also sold some higher-yielding equities in which growth opportunities were limited, since these can be impacted most negatively in a rising rate environment.

Thank you for your investment in Janus Growth and Income Fund.

Janus Growth & Core Funds | 55

Janus Growth and Income Fund (unaudited)

Janus Growth and Income Fund At A Glance

5 Top Performers – Equity Holdings

Contribution

LyondellBasell Industries NV – Class A	1.92%
Apple, Inc.	1.54%
AbbVie, Inc.	1.19%
Altria Group, Inc.	1.15%
Enterprise Products Partners LP	1.05%

5 Bottom Performers – Equity Holdings

Contribution

Mattel, Inc.	–0.74%
General Motors Co.	–0.19%
Las Vegas Sands Corp.	–0.14%
Viacom, Inc. – Class B	–0.12%
Seadrill, Ltd.	–0.11%

5 Top Performers – Sectors*

		Fund Weighting	S&P 500®
	Fund Contribution	(Average % of Equity)	Index Weighting

Materials	1.25%	7.64%	3.50%
Industrials	0.56%	11.52%	10.66%
Energy	0.36%	7.31%	10.37%
Telecommunication Services	0.12%	1.94%	2.40%
Utilities	0.01%	3.35%	3.04%

5 Bottom Performers – Sectors*

		Fund Weighting	S&P 500®
	Fund Contribution	(Average % of Equity)	Index Weighting

Consumer Discretionary	–1.79%	14.75%	12.16%
Information Technology	–1.09%	12.88%	18.66%
Other**	–0.33%	1.05%	0.00%
Financials	–0.17%	14.48%	16.18%
Health Care	–0.13%	12.03%	13.33%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.
*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

**	Not a GICS classified sector.

56 | SEPTEMBER 30, 2014

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of September 30, 2014

LyondellBasell Industries NV – Class A Chemicals	4.3%
AbbVie, Inc. Pharmaceuticals	4.1%
Apple, Inc. Technology Hardware, Storage & Peripherals	3.7%
Altria Group, Inc. Tobacco	3.4%
Chevron Corp. Oil, Gas & Consumable Fuels	3.3%

18.8%

Asset Allocation – (% of Net Assets)
As of September 30, 2014

Top Country Allocations – Long Positions (% of Investment Securities)
As of September 30, 2014

As of September 30, 2013

Janus Growth & Core Funds | 57

Janus Growth and Income Fund (unaudited)

Performance

					Expense Ratios –
Average Annual Total Return – for the periods ended September 30, 2014					per the January 28, 2014 prospectuses
	One	Five	Ten	Since	Total Annual Fund
	Year	Year	Year	Inception*	Operating Expenses

Janus Growth and Income Fund – Class A Shares
NAV	16.69%	13.03%	7.55%	10.59%	0.97%
MOP	9.98%	11.70%	6.92%	10.31%

Janus Growth and Income Fund – Class C Shares
NAV	15.77%	12.15%	6.70%	9.84%	1.82%
CDSC	14.77%	12.15%	6.70%	9.84%

Janus Growth and Income Fund – Class D Shares(1)	16.89%	13.21%	7.69%	10.67%	0.80%

Janus Growth and Income Fund – Class I Shares	16.96%	13.32%	7.64%	10.65%	0.73%

Janus Growth and Income Fund – Class R Shares	16.22%	12.54%	7.06%	10.17%	1.39%

Janus Growth and Income Fund – Class S Shares	16.50%	12.83%	7.34%	10.42%	1.14%

Janus Growth and Income Fund – Class T Shares	16.81%	13.11%	7.64%	10.65%	0.89%

S&P 500® Index	19.73%	15.70%	8.11%	9.67%

Russell 1000® Growth Index	19.15%	16.50%	8.94%	8.85%

Morningstar Quartile – Class T Shares	3rd	3rd	2nd	1st

Morningstar Ranking – based on total return for Large Blend Funds	881/1,622	1,029/1,383	550/1,147	61/370

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

See important disclosures on the next page.

58 | SEPTEMBER 30, 2014

(unaudited)

A Fund’s performance may be affected by risks that include those associated with nondiversification, non-investment grade debt securities, high-yield/high-risk securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest. Additional risks to a Fund may also include, but are not limited to, those associated with investing in foreign securities, emerging markets, initial public offerings, real estate investment trusts (REITs), derivatives, short sales, commodity-linked investments and companies with relatively small market capitalizations. Each Fund has different risks. Please see a Janus prospectus for more information about risks, Fund holdings and other details.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, Class R Shares, and Class S Shares commenced operations on July 6, 2009. Performance shown for each class for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class, calculated using the fees and expenses of each respective class, without the effect of any fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010. Performance shown for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Class I Shares commenced operations on July 6, 2009. Performance shown for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2014 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments and Other Information for index definitions.

A Fund’s portfolio may differ significantly from the securities held in an index. An index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Fund Report.”

Effective July 25, 2014, Marc Pinto and Jeremiah Buckley are Co-Portfolio Managers of the Fund.

*	The Fund’s inception date – May 15, 1991
(1)	Closed to new investors.

Janus Growth & Core Funds | 59

Janus Growth and Income Fund (unaudited)

Expense Examples
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees; administrative services fees payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses
The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				Hypothetical
	Actual			(5% return before expenses)
	Beginning	Ending	Expenses	Beginning	Ending	Expenses
	Account	Account	Paid During	Account	Account	Paid During	Net Annualized
	Value	Value	Period	Value	Value	Period	Expense Ratio
	(4/1/14)	(9/30/14)	(4/1/14 - 9/30/14)†	(4/1/14)	(9/30/14)	(4/1/14 - 9/30/14)†	(4/1/14 - 9/30/14)

Class A Shares	$1,000.00	$1,050.90	$4.78	$1,000.00	$1,020.41	$4.71	0.93%

Class C Shares	$1,000.00	$1,046.90	$8.77	$1,000.00	$1,016.50	$8.64	1.71%

Class D Shares	$1,000.00	$1,051.80	$3.91	$1,000.00	$1,021.26	$3.85	0.76%

Class I Shares	$1,000.00	$1,052.30	$3.60	$1,000.00	$1,021.56	$3.55	0.70%

Class R Shares	$1,000.00	$1,048.80	$7.04	$1,000.00	$1,018.20	$6.93	1.37%

Class S Shares	$1,000.00	$1,049.90	$5.76	$1,000.00	$1,019.45	$5.67	1.12%

Class T Shares	$1,000.00	$1,051.40	$4.47	$1,000.00	$1,020.71	$4.41	0.87%

†	Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

60 | SEPTEMBER 30, 2014

Janus Growth and Income Fund

Schedule of Investments

As of September 30, 2014

Shares or Principal Amount		Value

Common Stock – 96.8%
Aerospace & Defense – 4.3%
893,035	Boeing Co.	$113,754,798
790,523	Honeywell International, Inc.	73,613,502

		187,368,300
Automobiles – 1.5%
2,009,058	General Motors Co.	64,169,313
Beverages – 2.3%
1,797,450	Diageo PLC	51,963,507
527,168	PepsiCo, Inc.	49,074,069

		101,037,576
Capital Markets – 3.3%
66,455	BlackRock, Inc.	21,818,506
3,818,944	Blackstone Group LP	120,220,357

		142,038,863
Chemicals – 7.2%
1,748,392	EI du Pont de Nemours & Co.	125,464,610
1,732,158	LyondellBasell Industries NV – Class A	188,216,288

		313,680,898
Commercial Banks – 6.1%
1,828,084	JPMorgan Chase & Co.	110,123,780
771,172	PacWest Bancorp	31,795,422
2,913,086	U.S. Bancorp	121,854,387

		263,773,589
Commercial Services & Supplies – 0.5%
468,330	Waste Management, Inc.	22,259,725
Communications Equipment – 0.8%
435,804	QUALCOMM, Inc.	32,585,065
Consumer Finance – 0.8%
395,261	American Express Co.	34,601,148
Diversified Financial Services – 1.8%
984,254	CME Group, Inc.	78,696,029
Diversified Telecommunication Services – 1.8%
1,561,921	Verizon Communications, Inc.	78,080,431
Electric Utilities – 1.9%
887,572	Brookfield Infrastructure Partners LP	33,727,736
889,338	Edison International	49,731,781

		83,459,517
Electronic Equipment, Instruments & Components – 2.4%
1,852,517	TE Connectivity, Ltd. (U.S. Shares)	102,425,665
Food & Staples Retailing – 1.6%
691,707	Kroger Co.	35,968,764
860,922	Sysco Corp.	32,671,990

		68,640,754
Food Products – 0.8%
365,778	Hershey Co.	34,906,195
Health Care Equipment & Supplies – 1.3%
1,310,356	Abbott Laboratories	54,497,706
Health Care Providers & Services – 2.8%
1,482,230	Aetna, Inc.	120,060,630
Hotels, Restaurants & Leisure – 4.2%
980,763	Las Vegas Sands Corp.	61,013,266
1,482,230	Six Flags Entertainment Corp.	50,973,890
816,852	Starwood Hotels & Resorts Worldwide, Inc.	67,970,255

		179,957,411
Household Products – 2.7%
1,071,251	Colgate-Palmolive Co.	69,866,990
420,609	Kimberly-Clark Corp.	45,244,910

		115,111,900
Industrial Conglomerates – 1.2%
381,811	3M Co.	54,094,982
Information Technology Services – 0.9%
494,077	Automatic Data Processing, Inc.	41,047,917
Insurance – 1.8%
2,440,533	Prudential PLC	54,197,916
247,038	Travelers Cos., Inc.	23,206,750

		77,404,666
Leisure Products – 1.8%
2,594,598	Mattel, Inc.	79,524,429
Machinery – 1.1%
266,041	Deere & Co.	21,812,701
345,854	Dover Corp.	27,782,452

		49,595,153
Media – 3.8%
1,099,434	CBS Corp. – Class B	58,819,719
606,367	CBS Outdoor Americas, Inc.	18,154,628
314,617	Omnicom Group, Inc.	21,664,527
840,543	Viacom, Inc. – Class B	64,671,378

		163,310,252
Multi-Utilities – 1.0%
494,077	Ameren Corp.	18,937,971
345,854	National Grid PLC (ADR)	24,859,986

		43,797,957
Oil, Gas & Consumable Fuels – 7.4%
1,203,877	Chevron Corp.	143,646,604
3,350,878	Enterprise Products Partners LP	135,040,383
528,970	MarkWest Energy Partners LP	40,635,475

		319,322,462
Pharmaceuticals – 7.6%
3,045,330	AbbVie, Inc.	175,898,261
726,418	Eli Lilly & Co.	47,108,207
1,005,716	Johnson & Johnson	107,199,269

		330,205,737
Real Estate Investment Trusts (REITs) – 0.4%
305,643	Ventas, Inc.	18,934,584
Real Estate Management & Development – 0.6%
24,027,576	Colony American Homes Holdings III LP – Private Placement*,§	26,670,609
Road & Rail – 3.7%
247,038	Canadian Pacific Railway, Ltd. (U.S. Shares)	51,252,974
1,021,880	Union Pacific Corp.	110,792,229

		162,045,203

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

Janus Growth & Core Funds | 61

Janus Growth and Income Fund

Schedule of Investments

As of September 30, 2014

Shares or Principal Amount		Value

Semiconductor & Semiconductor Equipment – 2.6%
1,486,823	Microchip Technology, Inc.	$70,222,650
1,036,217	Xilinx, Inc.	43,883,790

		114,106,440
Software – 2.4%
2,223,345	Microsoft Corp.	103,074,274
Specialty Retail – 1.0%
452,332	Home Depot, Inc.	41,496,938
Technology Hardware, Storage & Peripherals – 3.7%
1,603,000	Apple, Inc.†	161,502,250
Textiles, Apparel & Luxury Goods – 1.9%
919,725	NIKE, Inc. – Class B	82,039,470
Tobacco – 5.8%
3,176,517	Altria Group, Inc.	145,929,191
1,256,860	Philip Morris International, Inc.	104,822,124

		250,751,315

Total Common Stock (cost $2,811,295,926)		4,196,275,353

Corporate Bonds – 1.1%
Hotels, Restaurants & Leisure – 0.4%
$12,498,000	MGM Resorts International 4.2500%, 4/15/15	15,739,669
Internet & Catalog Retail – 0.3%
10,000,000	Priceline Group, Inc. 1.0000%, 3/15/18	13,456,250
Internet Software & Services – 0.2%
10,000,000	Yahoo!, Inc. 0%, 12/1/18 (144A)	10,393,750
Real Estate Investment Trusts (REITs) – 0.2%
9,985,000	Prologis LP 3.2500%, 3/15/15	10,496,731

Total Corporate Bonds (cost $42,483,834)		50,086,400

Preferred Stock – 1.5%
Aerospace & Defense – 0.4%
264,550	United Technologies Corp., 7.5000%	15,579,349
Capital Markets – 0.3%
250,000	Morgan Stanley, 6.8750%	6,532,500
235,000	Morgan Stanley, 7.1250%	6,323,850

		12,856,350
Commercial Banks – 0.1%
232,500	Wells Fargo & Co., 6.6250%	6,428,625
Consumer Finance – 0.3%
500,000	Discover Financial Services, 6.5000%	12,605,000
Real Estate Investment Trusts (REITs) – 0.4%
70,000	American Tower Corp., 5.2500%	7,595,000
100,000	Crown Castle International Corp., 4.5000%	10,518,000

		18,113,000

Total Preferred Stock (cost $62,826,628)		65,582,324

Money Market – 0.8%
34,425,000	Janus Cash Liquidity Fund LLC, 0.0682%°°,£ (cost $34,425,000)	34,425,000

Total Investments (total cost $2,951,031,388) – 100.2%		4,346,369,077

Liabilities, net of Cash, Receivables and Other Assets – (0.2)%		(10,533,827)

Net Assets – 100%		$4,335,835,250

Summary of Investments by Country – (Long Positions) (unaudited)

		% of Investment
Country	Value	Securities

United States††	$4,164,094,694	95.8%
United Kingdom	131,021,409	3.0
Canada	51,252,974	1.2

Total	$4,346,369,077	100.0%

††	Includes Cash Equivalents of 0.8%.

Schedule of Forward Currency Contracts, Open

			Unrealized
Counterparty/Currency	Currency	Currency	Appreciation/
and Settlement Date	Units Sold	Value	(Depreciation)

Credit Suisse International: British Pound 10/23/14	13,550,000	$21,958,700	$209,100

HSBC Securities (USA), Inc.: British Pound 10/9/14	8,090,000	13,112,204	288,032

JPMorgan Chase & Co.: British Pound 10/16/14	11,227,000	18,195,373	29,719

RBC Capital Markets Corp.: British Pound 10/16/14	9,100,000	14,748,187	93,913

Total		$68,014,464	$620,764

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

62 | SEPTEMBER 30, 2014

Janus Research Fund (unaudited)

FUND SNAPSHOT We seek to create a high-conviction portfolio reflecting the best ideas of the Janus research team.	Team Based Approach Led by Jim Goff Director of Research

PERFORMANCE

Janus Research Fund’s Class T Shares returned 19.85% over the one-year period ended September 30, 2014. The Fund’s primary benchmark, the Russell 1000 Growth Index, returned 19.15%, and its secondary benchmark, the S&P 500 Index, returned 19.73% during the period.

INVESTMENT ENVIRONMENT

U.S. stocks delivered strong returns during the past 12 months. Markets rallied early in the period, though first quarter gains slowed due to profit taking and lingering concerns around emerging market growth, particularly in China. Favorable economic signals in areas such as employment and corporate earnings drove stocks higher through the spring, even as gross domestic product (GDP) was revised sharply down, blamed primarily on difficult winter weather. The third quarter saw further gains on marginally improving data, despite disappointing August job numbers and mounting geopolitical unrest that resulted in late-summer pullbacks. Growing investor uncertainty also prompted the beginnings of a sharp selloff in the last weeks of September. Notwithstanding this volatility, the period ended with a healthy consumer environment, marked by improving employment trends, low inflation, higher borrowing and increased credit, constructive factors that have led to good retail and consumer spending data, which we expect to remain in place near term. Importantly, the Federal Reserve (Fed) has also indicated its intent to keep interest rates low for “a considerable time” until there is obvious improvement in the economy and employment.

PERFORMANCE DISCUSSION

Our Fund, which represents the best ideas of our seven sector teams, focuses on companies that we believe can generate multi-year growth. Investing in companies with characteristics such as brand power and competitive position, we believe, can drive superior long-term performance. The diversified nature of the portfolio is also designed to minimize macroeconomic risks, such as we saw during the period. Six of our seven research sectors positively contributed to relative returns. Outperformance was led by our industrials, health care and consumer holdings, the top contributing sectors, which more than offset modest detraction from our technology holdings. Our cash position also slightly weighed on returns, though it is not used as a strategy but only a necessary component of day-to-day portfolio management.

The top individual contributors, however, were both technology companies: Apple and Google – Class A. Apple, our largest position, aided performance on investor anticipation and subsequent announcements of new versions of its popular iPhone, along with an Apple Watch and a mobile payments system. We felt the product announcements demonstrate the company’s continued strength in combining hardware, software and services, which serve as an important differentiator from competitors. In addition, the cross-device integration between all of Apple’s products will continue to strengthen and expand its ecosystem, in our view. Despite recent gains, we still view the stock’s risk/reward profile as attractive.

Google – Class A, a top 5 holding, contributed to performance. The company’s transition from desktop to mobile search has continued to exceed market expectations, and there is greater investor appreciation for its powerful Android platform. We feel the company remains attractively valued relative to the multi-year growth outlook we see for its resilient core search business combined with potential growth drivers around its Android software for mobile devices, YouTube, mobile and enterprise businesses.

Health care firm Gilead Sciences was also a strong contributor. An arbitration panel rejected Roche Holding’s patent infringement claims related to Gilead’s key hepatitis C drug, Sovaldi. Since its launch earlier this year, the drug has become the largest product based on sales in the history of the pharmaceutical industry. The biotechnology company, a Top 10 holding, is at the forefront of health care companies we see creating shareholder value. We think the launch of a Sovaldi combination pill in the fourth quarter could be another bellwether for the industry. This combination would provide the first true one-pill, once-a-day treatment for the majority of hepatitis C patients.

Consumer stock Whole Foods Market was the Fund’s largest individual detractor, declining on disappointing long-term guidance due to increased competitive pressures. We believe the natural and organic foods grocery operator will continue to gain market share and

Janus Growth & Core Funds | 63

Janus Research Fund (unaudited)

will be aggressive in acquiring store sites and consumers from competitors to grow long term, but we recognize that effort will also lead to slower earnings growth over the short-to-intermediate term. We maintained our position, but are continuing to analyze the competitive environment to assess whether that will restrict the long-term growth we anticipate for Whole Foods.

Data warehousing provider Teradata, another top detractor, suffered due to competitive pressures, which have resulted in a significant slowing in its core market. We believe Teradata is being increasingly marginalized by Hadoop, a file system that pulls intelligence or competitive information from unstructured data. Based on IT spending trends favoring software over hardware, Teradata’s slowing growth could persist for several years, in our view. Therefore, we sold our position in the second quarter.

Back within consumer, Mattel was also a key detractor. After three years of gaining market share in the toy industry, Mattel has struggled over the last nine months, the latest evidence being its second quarter results. The company showed weakness in market share as it continued to work down inventory build-up from the fourth quarter of 2013. We anticipated it would take some time to improve inventory, given the holiday-focus of its industry, and remain hopeful the company’s market share has stabilized, while its inventory levels are back to normal. We are also hopeful its Barbie brand will offset saturation of its Monster High line in its core doll business.

OUTLOOK

With equity markets remaining fairly priced (not expensive but not cheap either), in our view, the key is to find companies that can create value beyond expectations through superior growth or improved operations. Companies that are creating value can help equity portfolios. With interest rates low and bond spreads tight to Treasurys, the relative attractiveness of equities remains interesting.

In the third quarter, we saw markets slightly improve in the U.S., where it appears that the slow but steady recovery is continuing. Earnings were generally in line or ahead of expectations and stocks responded modestly. The years when companies meeting market expectations meant beating expectations are well behind us, as markets have moderated their risk assessments. Most measures of risk suggest that investors have become complacent, but we remain watchful. The shift this spring from momentum-based stocks and their subsequent underperformance reminded us how quickly markets penalize those chasing rather than anticipating a trend.

When risk tolerance changes, it will change markets quickly and most significantly affect those companies in which risks are not appreciated. It means that earnings growth that is predictable (yet mispriced) will generate excess returns in the U.S., we believe. It means that one should favor growth but be cautious of overpaying. It is why we generally favor large caps over small, despite the lag year-to-date in small-cap companies.

Thank you for your investment in Janus Research Fund.

64 | SEPTEMBER 30, 2014

(unaudited)

Janus Research Fund At A Glance

5 Top Performers – Holdings

Contribution

Apple, Inc.	2.24%
Google, Inc. – Class A	1.10%
Gilead Sciences, Inc.	0.92%
LyondellBasell Industries NV – Class A	0.58%
Jazz Pharmaceuticals PLC	0.57%

5 Bottom Performers – Holdings

Contribution

Whole Foods Market, Inc.	–0.45%
Teradata Corp.	–0.20%
Mattel, Inc.	–0.16%
eBay, Inc.	–0.15%
NPS Pharmaceuticals, Inc.	–0.14%

4 Top Performers – Sectors*

		Fund Weighting	Russell 1000®
	Fund Contribution	(Average % of Equity)	Growth Index Weighting

Industrials	0.87%	17.89%	18.08%
Health Care	0.40%	13.20%	13.40%
Consumer	0.39%	20.79%	20.98%
Financials	0.36%	7.53%	7.55%

3 Bottom Performers – Sectors*

		Fund Weighting	Russell 1000®
	Fund Contribution	(Average % of Equity)	Growth Index Weighting

Technology	–0.62%	18.59%	18.75%
Communications	0.07%	15.96%	16.00%
Energy	0.30%	5.40%	5.24%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.
*	The sectors listed above reflect those covered by the seven analyst teams who comprise the Janus Research Team.

Janus Growth & Core Funds | 65

Janus Research Fund (unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of September 30, 2014

Apple, Inc. Technology Hardware, Storage & Peripherals	6.2%
Google, Inc. – Class C Internet Software & Services	2.1%
American Tower Corp. Real Estate Investment Trusts (REITs)	1.9%
Google, Inc. – Class A Internet Software & Services	1.9%
Comcast Corp. – Class A Media	1.9%

14.0%

Asset Allocation – (% of Net Assets)
As of September 30, 2014

Top Country Allocations – Long Positions (% of Investment Securities)
As of September 30, 2014

As of September 30, 2013

66 | SEPTEMBER 30, 2014

(unaudited)

Performance

					Expense Ratios –
Average Annual Total Return – for the periods ended September 30, 2014					per the January 28, 2014 prospectuses
	One	Five	Ten	Since	Total Annual Fund
	Year	Year	Year	Inception*	Operating Expenses

Janus Research Fund – Class A Shares
NAV	19.68%	15.58%	9.58%	10.93%	0.96%
MOP	12.81%	14.22%	8.94%	10.62%

Janus Research Fund – Class C Shares
NAV	18.78%	14.71%	8.77%	10.16%	1.72%
CDSC	17.78%	14.71%	8.77%	10.16%

Janus Research Fund – Class D Shares(1)	19.93%	15.80%	9.82%	11.17%	0.74%

Janus Research Fund – Class I Shares	19.99%	15.90%	9.78%	11.15%	0.64%

Janus Research Fund – Class N Shares	20.14%	15.71%	9.78%	11.15%	0.56%

Janus Research Fund – Class S Shares	19.53%	15.39%	9.41%	10.78%	1.06%

Janus Research Fund – Class T Shares	19.85%	15.71%	9.78%	11.15%	0.81%

Russell 1000® Growth Index	19.15%	16.50%	8.94%	8.67%

S&P 500® Index	19.73%	15.70%	8.11%	9.36%

Morningstar Quartile – Class T Shares	1st	2nd	1st	1st

Morningstar Ranking – based on total return for Large Growth Funds	240/1,762	441/1,549	212/1,354	43/574

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

See important disclosures on the next page.

Janus Growth & Core Funds | 67

Janus Research Fund (unaudited)

This Fund has a performance-based management fee that may adjust up or down based on the Fund’s performance.

A Fund’s performance may be affected by risks that include those associated with nondiversification, non-investment grade debt securities, high-yield/high-risk securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest. Additional risks to a Fund may also include, but are not limited to, those associated with investing in foreign securities, emerging markets, initial public offerings, real estate investment trusts (REITs), derivatives, short sales, commodity-linked investments and companies with relatively small market capitalizations. Each Fund has different risks. Please see a Janus prospectus for more information about risks, Fund holdings and other details.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, and Class S Shares commenced operations on July 6, 2009. Performance shown for each class for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class, calculated using the fees and expenses of each respective class, without the effect of any fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010. Performance shown for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Class I Shares commenced operations on July 6, 2009. Performance shown for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers.

Class N Shares commenced operations on May 31, 2012. Performance shown for periods prior to May 31, 2012 reflects the performance of the Fund’s Class T Shares, calculated using the fees and expenses of Class T Shares, net of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics.

© 2014 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments and Other Information for index definitions.

A Fund’s portfolio may differ significantly from the securities held in an index. An index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Fund Report.”

*	The Fund’s inception date – May 3, 1993
(1)	Closed to new investors.

68 | SEPTEMBER 30, 2014

(unaudited)

Expense Examples
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees; administrative services fees payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses
The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				Hypothetical
	Actual			(5% return before expenses)
	Beginning	Ending	Expenses	Beginning	Ending	Expenses
	Account	Account	Paid During	Account	Account	Paid During	Net Annualized
	Value	Value	Period	Value	Value	Period	Expense Ratio
	(4/1/14)	(9/30/14)	(4/1/14 - 9/30/14)†	(4/1/14)	(9/30/14)	(4/1/14 - 9/30/14)†	(4/1/14 - 9/30/14)

Class A Shares	$1,000.00	$1,057.60	$4.69	$1,000.00	$1,020.51	$4.61	0.91%

Class C Shares	$1,000.00	$1,053.60	$8.49	$1,000.00	$1,016.80	$8.34	1.65%

Class D Shares	$1,000.00	$1,058.80	$3.66	$1,000.00	$1,021.51	$3.60	0.71%

Class I Shares	$1,000.00	$1,059.10	$3.25	$1,000.00	$1,021.91	$3.19	0.63%

Class N Shares	$1,000.00	$1,059.50	$2.89	$1,000.00	$1,022.26	$2.84	0.56%

Class S Shares	$1,000.00	$1,057.00	$5.47	$1,000.00	$1,019.75	$5.37	1.06%

Class T Shares	$1,000.00	$1,058.10	$4.18	$1,000.00	$1,021.01	$4.10	0.81%

†	Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Growth & Core Funds | 69

Janus Research Fund

Schedule of Investments

As of September 30, 2014

Shares		Value

Common Stock – 98.9%
Aerospace & Defense – 1.1%
202,220	Precision Castparts Corp.	$47,901,874
Air Freight & Logistics – 1.2%
309,184	FedEx Corp.	49,917,757
Airlines – 1.0%
883,843	United Continental Holdings, Inc.*	41,355,014
Beverages – 2.4%
189,583	Brown-Forman Corp. – Class B	17,104,178
165,760	Monster Beverage Corp.*	15,195,219
752,222	PepsiCo, Inc.	70,024,346

		102,323,743
Biotechnology – 6.9%
186,766	Biogen Idec, Inc.*	61,784,060
604,319	Celgene Corp.*	57,277,355
628,260	Gilead Sciences, Inc.*	66,878,277
1,738,495	Ironwood Pharmaceuticals, Inc.*	22,522,203
298,087	Medivation, Inc.*	29,471,862
689,215	NPS Pharmaceuticals, Inc.*	17,919,590
308,812	Pharmacyclics, Inc.*	36,263,793

		292,117,140
Capital Markets – 1.8%
56,928	BlackRock, Inc.	18,690,601
812,874	Blackstone Group LP	25,589,273
727,506	E*TRADE Financial Corp.*	16,434,361
360,394	LPL Financial Holdings, Inc.	16,596,144

		77,310,379
Chemicals – 4.3%
377,146	Air Products & Chemicals, Inc.	49,096,866
403,416	LyondellBasell Industries NV – Class A	43,835,183
287,716	Monsanto Co.	32,370,927
164,597	PPG Industries, Inc.	32,382,814
311,707	Rockwood Holdings, Inc.	23,830,000

		181,515,790
Commercial Banks – 0.6%
366,039	PacWest Bancorp	15,091,788
300,111	U.S. Bancorp	12,553,643

		27,645,431
Commercial Services & Supplies – 0.7%
684,352	Tyco International, Ltd. (U.S. Shares)	30,501,569
Communications Equipment – 2.5%
1,143,912	CommScope Holding Co., Inc.*	27,350,936
513,393	Motorola Solutions, Inc.	32,487,509
639,768	QUALCOMM, Inc.	47,835,453

		107,673,898
Consumer Finance – 0.6%
273,077	American Express Co.	23,905,161
Containers & Packaging – 0.8%
781,632	Crown Holdings, Inc.*	34,798,257
Diversified Financial Services – 0.3%
69,144	Intercontinental Exchange, Inc.	13,486,537
Electric Utilities – 0.5%
563,192	Brookfield Infrastructure Partners LP	21,401,296
Electrical Equipment – 1.1%
1,068,811	Sensata Technologies Holding NV*	47,594,154
Electronic Equipment, Instruments & Components – 3.2%
494,365	Amphenol Corp. – Class A	49,367,289
791,244	National Instruments Corp.	24,473,177
1,110,491	TE Connectivity, Ltd. (U.S. Shares)	61,399,047

		135,239,513
Energy Equipment & Services – 0.7%
154,920	Core Laboratories NV	22,672,542
107,808	National Oilwell Varco, Inc.	8,204,189

		30,876,731
Food & Staples Retailing – 2.2%
812,841	Kroger Co.	42,267,732
455,728	Sysco Corp.	17,294,877
848,208	Whole Foods Market, Inc.	32,325,207

		91,887,816
Food Products – 1.0%
461,202	Hershey Co.	44,012,507
Health Care Equipment & Supplies – 0.8%
338,048	Zimmer Holdings, Inc.	33,990,726
Health Care Providers & Services – 1.9%
347,021	Aetna, Inc.	28,108,701
361,929	Express Scripts Holding Co.*	25,563,045
450,787	Omnicare, Inc.	28,065,999

		81,737,745
Health Care Technology – 0.5%
168,416	athenahealth, Inc.*	22,178,703
Hotels, Restaurants & Leisure – 2.4%
348,535	Dunkin’ Brands Group, Inc.	15,621,339
329,543	Marriott International, Inc. – Class A	23,035,056
625,780	MGM Resorts International*	14,255,268
685,736	Starbucks Corp.	51,745,638

		104,657,301
Household Products – 1.5%
1,000,482	Colgate-Palmolive Co.	65,251,436
Industrial Conglomerates – 1.3%
347,994	Danaher Corp.	26,440,584
208,430	Roper Industries, Inc.	30,491,225

		56,931,809
Information Technology Services – 3.4%
900,941	Amdocs, Ltd. (U.S. Shares)	41,335,173
725,742	MasterCard, Inc. – Class A	53,646,849
244,213	Visa, Inc. – Class A	52,107,728

		147,089,750
Insurance – 0.7%
330,633	Aon PLC	28,986,595
Internet & Catalog Retail – 2.5%
180,130	Amazon.com, Inc.*	58,081,117
41,413	Priceline Group, Inc.*	47,980,274

		106,061,391
Internet Software & Services – 5.4%
584,862	Facebook, Inc. – Class A*	46,227,492
136,288	Google, Inc. – Class A*	80,193,222
156,671	Google, Inc. – Class C*	90,455,569
246,354	Twitter, Inc.*	12,706,939

		229,583,222

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

70 | SEPTEMBER 30, 2014

Schedule of Investments

As of September 30, 2014

Shares		Value

Leisure Products – 0.4%
536,196	Mattel, Inc.	$16,434,407
Machinery – 1.8%
569,578	Colfax Corp.*	32,448,859
266,345	Dover Corp.	21,395,494
784,918	Rexnord Corp.	22,330,917

		76,175,270
Media – 6.1%
439,789	CBS Corp. – Class B	23,528,711
311,336	CBS Outdoor Americas, Inc.	9,321,400
1,483,618	Comcast Corp. – Class A	79,788,976
166,569	Time Warner Cable, Inc.	23,900,986
2,015,657	Twenty-First Century Fox, Inc. – Class A	69,116,879
589,373	Walt Disney Co.	52,471,878

		258,128,830
Oil, Gas & Consumable Fuels – 4.5%
315,029	Anadarko Petroleum Corp.	31,956,542
967,969	Enterprise Products Partners LP	39,009,151
540,358	MarkWest Energy Partners LP	41,510,301
456,889	Noble Energy, Inc.	31,232,932
322,016	Phillips 66	26,183,121
438,387	Valero Energy Corp.	20,284,166

		190,176,213
Personal Products – 0.6%
362,404	Estee Lauder Cos., Inc. – Class A	27,078,827
Pharmaceuticals – 4.2%
897,944	Bristol-Myers Squibb Co.	45,956,774
621,205	Endo International PLC*	42,453,149
251,743	Jazz Pharmaceuticals PLC*	40,419,856
137,508	Johnson & Johnson	14,656,978
407,394	Mallinckrodt PLC*	36,726,569

		180,213,326
Professional Services – 0.5%
168,980	IHS, Inc. – Class A*	21,154,606
Real Estate Investment Trusts (REITs) – 2.5%
880,927	American Tower Corp.	82,481,195
794,634	Lexington Realty Trust	7,779,467
101,970	Simon Property Group, Inc.	16,765,907

		107,026,569
Real Estate Management & Development – 0.4%
126,959	Jones Lang LaSalle, Inc.	16,040,000
Road & Rail – 1.8%
223,571	Kansas City Southern	27,096,805
473,358	Union Pacific Corp.	51,321,475

		78,418,280
Semiconductor & Semiconductor Equipment – 2.0%
3,527,581	Atmel Corp.*	28,502,854
524,864	Freescale Semiconductor, Ltd.*	10,250,594
249,356	KLA-Tencor Corp.	19,644,266
629,095	Xilinx, Inc.	26,642,173

		85,039,887
Software – 4.1%
338,549	ANSYS, Inc.*	25,618,003
2,055,241	Cadence Design Systems, Inc.*	35,370,698
1,498,063	Microsoft Corp.	69,450,201
176,331	Salesforce.com, Inc.*	10,144,322
429,326	Solera Holdings, Inc.	24,196,813
98,447	Tyler Technologies, Inc.*	8,702,715

		173,482,752
Specialty Retail – 5.9%
63,111	AutoZone, Inc.*	32,165,152
1,206,386	Lowe’s Cos., Inc.	63,841,947
300,771	PetSmart, Inc.	21,081,039
230,557	Tiffany & Co.	22,204,945
717,771	TJX Cos., Inc.	42,470,510
454,615	Tractor Supply Co.	27,963,369
180,091	Ulta Salon Cosmetics & Fragrance, Inc.	21,281,354
317,684	Williams-Sonoma, Inc.	21,148,224

		252,156,540
Technology Hardware, Storage & Peripherals – 6.2%
2,605,011	Apple, Inc.	262,454,858
Textiles, Apparel & Luxury Goods – 1.7%
300,832	Carter’s, Inc.	23,320,497
549,487	NIKE, Inc. – Class B	49,014,240

		72,334,737
Tobacco – 0.9%
848,008	Altria Group, Inc.	38,957,488
Trading Companies & Distributors – 1.0%
390,942	MSC Industrial Direct Co., Inc. – Class A	33,409,903
256,690	NOW, Inc.	7,805,943

		41,215,846
Wireless Telecommunication Services – 1.0%
1,426,025	T-Mobile U.S., Inc.	41,169,342

Total Common Stock (cost $3,038,941,564)		4,215,591,023

Money Market – 1.2%
51,003,813	Janus Cash Liquidity Fund LLC, 0.0682%°°,£ (cost $51,003,813)	51,003,813

Total Investments (total cost $3,089,945,377) – 100.1%		4,266,594,836

Liabilities, net of Cash, Receivables and Other Assets – (0.1)%		(6,389,510)

Net Assets – 100%		$4,260,205,326

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

Janus Growth & Core Funds | 71

Janus Triton Fund (unaudited)

FUND SNAPSHOT
We believe a fundamentally driven investment process focused on identifying smaller-cap companies with differentiated business models and sustainable competitive advantages will drive outperformance against our benchmark and peers over time. Identifying small-cap companies with the ability to hold our positions as they potentially grow into the mid-cap space allows us the flexibility to capture a longer growth period in a company’s life cycle.
Jonathan Coleman portfolio manager

PERFORMANCE

Janus Triton Fund’s Class T Shares returned 8.35% over the one-year period ended September 30, 2014. The Fund’s primary benchmark, the Russell 2500 Growth Index, returned 8.05% during the period. The Fund’s secondary benchmark, the Russell 2000 Growth Index, returned 3.79%.

INVESTMENT ENVIRONMENT

Small-cap growth markets moved higher over the past 12 months but with bouts of significant volatility. Stocks experienced choppy gains early in the period, a trend that continued into the first quarter with a quickly alternating “risk-on/off” environment that first pushed stocks higher, then sharply pulled back, followed by another steep rally that peaked in early March. Markets generally declined through spring as cloud computing, social media and biotech companies – many of which appeared to be trading at exceedingly high valuations, in our view, driven by market momentum rather than individual fundamentals – broadly sold off. This correction was followed by a marked rebound that lifted stocks near their peaks in the summer. Stocks then lost ground in September.

PERFORMANCE DISCUSSION

We seek to identify companies with long-duration growth potential and higher-quality business models, with more predictable, growing revenue streams. These companies often have a small share of large or growing addressable markets, with sustainable competitive advantages such as high barriers to entry in their respective industry, and a differentiated product or service that gives them pricing power, which should help the company grow in a variety of market and economic environments. These companies also typically generate a high return on invested capital or demonstrate a proven ability to expand profit margins. We believe this high-quality investment approach to small-cap equities should help our Fund produce positive results during market rallies and outperform the benchmark in weak or uncertain economic environments, creating a better opportunity to generate higher compounded returns over full market cycles, as it did during the reporting period. Outperformance was led by our information technology, financials and energy holdings.

Puma Biotechnology was the largest individual contributor to relative results. While we have avoided some of the biotech companies in the index due to high valuations, we bought Puma when biotech stocks sold off briefly in March and April. After the selloff we thought Puma, which was developing an innovative treatment for breast cancer, offered a very attractive risk/reward profile with considerable upside if the company’s treatment passed an upcoming clinical trial. We were pleased to see the treatment pass the clinical trial, and the stock rose considerably after the news as the market reassessed the revenue opportunity for Puma.

Dresser-Rand Group was another top individual contributor. The company highlights the characteristics we typically look for in energy companies. The bulk of the company’s revenues come from its aftermarket business, which provides a more stable and predictable revenue source for drilling services companies than original equipment manufacturing. Further, the company’s aftermarket business focuses on servicing compression equipment, which is vital to both offshore and horizontal drilling, two drilling opportunities where more production growth is occurring. The stock rose after it was announced Dresser-Rand would be acquired by Siemens. We were not surprised to see the company acquired, as we have long believed it was an attractive business to larger players in the energy sector.

Mallinckrodt was also additive to performance. The stock has performed very well in recent quarters, and we continue to see positive changes for the company. Mallinckrodt was spun out from Covidien a year ago. In our view, Mallinckrodt was never a primary focus of Covidien’s business, but now that it is operating independently, the management team has more flexibility to dictate the strategy and incentive structure at the

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company. Since that time, costs have been trimmed, resources have been allocated more productively and the culture of the company has been energized. Better operating results have followed. The company has re-examined its pricing policy, improving revenues for some of the biggest drugs in its portfolio. The stock has risen after the company closed its acquisition of Questcor Pharmaceuticals, and earnings estimates have moved higher as a result of the deal and the pricing power the company has demonstrated.

While generally pleased with our relative performance against the benchmark and the results of many companies in our portfolio, it was a tougher period for small-cap stocks than recent prior years, and we held some companies that disappointed. Industrials, consumer discretionary and materials holdings detracted the most from returns.

RealPage was the largest individual detractor. The company provides software solutions to the rental housing industry, offering products and services that allow property owners to manage their marketing, pricing, screening, leasing and other property operations. We have trimmed the stock due to concerns about executional missteps by the company. High occupancy rates at most apartment complexes in the U.S. have also been a headwind for RealPage. When landlords have an easier time finding tenants, they do not need to market vacancies as heavily and are in less need of RealPage’s solutions.

Endologix was another top detractor. The medical device company, which makes stent grafts for aortic aneurysms, suffered from reduced guidance and delays in two of its key pipeline devices. We continue to believe the long-term potential for these new technologies offer significant promise, however. We believe the company can serve a large, addressable market with existing products and products under development that treat a wider range of patients with abdominal aneurisms in a minimally invasive manner. Importantly, its next generation device has taken a dominant market share in Europe, while still being several years away from approval in the U.S.

Hibbett Sports also weighed on performance. Similar to many retail companies, the sporting goods company has experienced weak in-store sales growth and weaker in-store traffic. While the near-term results were disappointing, we believe the company is taking some steps to improve its long-term growth potential. For example, while people are shopping less in physical stores, Hibbett is making investments to improve its online offerings. Those investments are a near-term headwind to margins but should benefit the company over time. The company is also investing in a new inventory management system that should do a better job of ensuring products are properly supplied at each store, improving the in-store experience for shoppers. Despite near-term costs, we like the competitive positioning of Hibbett. By operating in smaller, more rural areas, Hibbett avoids competing with the largest sporting goods retailers, but also has considerable size and scale that allow it to bring better selection than a local retailer can offer in a small market. Going forward, we think Hibbett can continue to grow as it builds new stores in more small markets.

Please see the Derivative Instruments section in the “Notes to Financial Statements” for derivatives used by the Fund.

OUTLOOK

After substantial returns and multiple expansion for much of 2013 and early 2014, we expect low aggregate returns and perhaps further earnings multiple consolidation among select small-cap stocks, particularly for stocks in hyper-growth industries we highlighted earlier. Many of these stocks do not produce earnings yet and instead trade at high multiples of revenue. Those stocks still remain overvalued when analyzed using discounted cash flow analysis or other common valuation metrics.

While multiple consolidations could be an issue for some small-cap stocks, we like how our portfolio is positioned for this investment environment. While we do not outright avoid stocks in industries such as cloud computing, social media and biotech, we try to take a careful approach to investing in those areas. We hold a few cloud and social media companies, but we avoid areas within those industries where momentum is a major factor of stock performance and hold only a select few companies we believe will prove disruptive to the large end markets they serve. We are also carefully monitoring our exposure to biotech companies. We own a few biotech companies that have innovative therapies with promising potential, but we take smaller positions with companies whose performance is tied to the success or failure of a clinical trial for a single drug and have larger positions with biotech companies that have already had innovative therapies approved by the FDA or have multiple products in their pipelines.

Looking at the portfolio more broadly, we believe we are well positioned for an environment where global growth has slowed. Most of the companies in our portfolio derive their revenues from the U.S. and are less reliant on economies in other parts of the world, where growth is slower. While the U.S. economy is more stable than other

Janus Growth & Core Funds | 73

Janus Triton Fund (unaudited)

countries, we do not expect it to break out to a much higher growth rate. However, we believe our portfolio is positioned well for a slow-growth economy. Many of the companies we hold either have stable and resilient business models and revenue streams, or are early enough in their growth cycle that they are taking share from competition or tapping into previously unaddressed markets. We believe these companies should thrive when the economy is strong but continue to experience solid growth even when economic growth is slow. Many of these companies we view as higher-quality were also caught up in the broad small-cap selloffs, even though the stability of their business models has not wavered, in our view. We believe this has provided a more attractive entry point to add to positions of the types of companies we typically favor.

Thank you for your continued investment in Janus Triton Fund.

74 | SEPTEMBER 30, 2014

(unaudited)

Janus Triton Fund At A Glance

5 Top Performers – Holdings

Contribution

Puma Biotechnology, Inc.	0.68%
Dresser-Rand Group, Inc.	0.60%
Mallinckrodt PLC	0.57%
TransDigm Group, Inc.	0.53%
Measurement Specialties, Inc.	0.53%

5 Bottom Performers – Holdings

Contribution

RealPage, Inc.	–0.45%
Endologix, Inc.	–0.35%
Financial Engines, Inc.	–0.35%
Hibbett Sports, Inc.	–0.35%
GrafTech International, Ltd.	–0.32%

5 Top Performers – Sectors*

		Fund Weighting	Russell 2500tm
	Fund Contribution	(Average % of Equity)	Growth Index Weighting

Information Technology	1.16%	25.92%	21.18%
Financials	0.67%	7.15%	8.18%
Energy	0.59%	5.63%	4.62%
Consumer Staples	0.44%	1.00%	3.69%
Health Care	0.36%	16.73%	17.03%

5 Bottom Performers – Sectors*

		Fund Weighting	Russell 2500tm
	Fund Contribution	(Average % of Equity)	Growth Index Weighting

Industrials	–0.69%	22.34%	18.08%
Consumer Discretionary	–0.52%	14.98%	18.17%
Materials	–0.52%	3.44%	7.51%
Other**	–0.13%	2.26%	0.00%
Telecommunication Services	–0.13%	0.54%	1.00%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.
*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

**	Not a GICS classified sector.

Janus Growth & Core Funds | 75

Janus Triton Fund (unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of September 30, 2014

SS&C Technologies Holdings, Inc. Software	2.7%
Carter’s, Inc. Textiles, Apparel & Luxury Goods	2.3%
Blackbaud, Inc. Software	1.9%
Sensient Technologies Corp. Chemicals	1.8%
Sally Beauty Holdings, Inc. Specialty Retail	1.8%

10.5%

Asset Allocation – (% of Net Assets)
As of September 30, 2014

Top Country Allocations – Long Positions (% of Investment Securities)
As of September 30, 2014

As of September 30, 2013

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(unaudited)

Performance

				Expense Ratios –
Average Annual Total Return – for the periods ended September 30, 2014				per the January 28, 2014 prospectuses
	One	Five	Since	Total Annual Fund
	Year	Year	Inception*	Operating Expenses

Janus Triton Fund – Class A Shares
NAV	8.12%	17.63%	12.47%	1.11%
MOP	1.89%	16.24%	11.78%

Janus Triton Fund – Class C Shares
NAV	7.37%	16.76%	11.65%	1.85%
CDSC	6.37%	16.76%	11.65%

Janus Triton Fund – Class D Shares(1)	8.42%	17.90%	12.70%	0.83%

Janus Triton Fund – Class I Shares	8.48%	18.06%	12.65%	0.76%

Janus Triton Fund – Class N Shares	8.61%	17.80%	12.65%	0.68%

Janus Triton Fund – Class R Shares	7.78%	17.19%	12.08%	1.43%

Janus Triton Fund – Class S Shares	8.06%	17.51%	12.31%	1.18%

Janus Triton Fund – Class T Shares	8.35%	17.80%	12.65%	0.93%

Russell 2500tm Growth Index	8.05%	16.85%	9.08%

Russell 2000® Growth Index	3.79%	15.51%	8.13%

Morningstar Quartile – Class T Shares	1st	1st	1st

Morningstar Ranking – based on total return for Small Growth Funds	85/738	53/672	5/583

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

See important disclosures on the next page.

Janus Growth & Core Funds | 77

Janus Triton Fund (unaudited)

A Fund’s performance may be affected by risks that include those associated with nondiversification, non-investment grade debt securities, high-yield/high-risk securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest. Additional risks to a Fund may also include, but are not limited to, those associated with investing in foreign securities, emerging markets, initial public offerings, real estate investment trusts (REITs), derivatives, short sales, commodity-linked investments and companies with relatively small market capitalizations. Each Fund has different risks. Please see a Janus prospectus for more information about risks, Fund holdings and other details.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, Class R Shares, and Class S Shares commenced operations on July 6, 2009. Performance shown for each class for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class, calculated using the fees and expenses of each respective class, without the effect of any fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010. Performance shown for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Class I Shares commenced operations on July 6, 2009. Performance shown for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers.

Class N Shares commenced operations on May 31, 2012. Performance shown for periods prior to May 31, 2012 reflects the performance of the Fund’s Class T Shares, calculated using the fees and expenses of Class T Shares, net of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2014 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments and Other Information for index definitions.

A Fund’s portfolio may differ significantly from the securities held in an index. An index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Fund Report.”

*	The Fund’s inception date – February 25, 2005
(1)	Closed to new investors.

78 | SEPTEMBER 30, 2014

(unaudited)

Expense Examples
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees; administrative services fees payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses
The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				Hypothetical
	Actual			(5% return before expenses)
	Beginning	Ending	Expenses	Beginning	Ending	Expenses
	Account	Account	Paid During	Account	Account	Paid During	Net Annualized
	Value	Value	Period	Value	Value	Period	Expense Ratio
	(4/1/14)	(9/30/14)	(4/1/14 - 9/30/14)†	(4/1/14)	(9/30/14)	(4/1/14 - 9/30/14)†	(4/1/14 - 9/30/14)

Class A Shares	$1,000.00	$1,010.40	$5.54	$1,000.00	$1,019.55	$5.57	1.10%

Class C Shares	$1,000.00	$1,007.20	$9.16	$1,000.00	$1,015.94	$9.20	1.82%

Class D Shares	$1,000.00	$1,011.60	$4.24	$1,000.00	$1,020.86	$4.26	0.84%

Class I Shares	$1,000.00	$1,012.40	$3.88	$1,000.00	$1,021.21	$3.90	0.77%

Class N Shares	$1,000.00	$1,012.80	$3.43	$1,000.00	$1,021.66	$3.45	0.68%

Class R Shares	$1,000.00	$1,008.80	$7.20	$1,000.00	$1,017.90	$7.23	1.43%

Class S Shares	$1,000.00	$1,010.50	$5.95	$1,000.00	$1,019.15	$5.97	1.18%

Class T Shares	$1,000.00	$1,011.60	$4.69	$1,000.00	$1,020.41	$4.71	0.93%

†	Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Growth & Core Funds | 79

Janus Triton Fund

Schedule of Investments

As of September 30, 2014

Shares		Value

Common Stock – 96.2%
Aerospace & Defense – 2.5%
2,400,090	HEICO Corp. – Class A£	$96,723,627
226,972	TransDigm Group, Inc.	41,837,749

		138,561,376
Biotechnology – 4.6%
1,010,393	ACADIA Pharmaceuticals, Inc.*,#	25,017,331
3,030,292	Dyax Corp.*	30,666,555
475,614	Incyte Corp.*	23,328,867
2,488,696	Ironwood Pharmaceuticals, Inc.*	32,241,057
348,154	Medivation, Inc.*	34,421,986
1,067,547	NPS Pharmaceuticals, Inc.*	27,756,222
240,662	Pharmacyclics, Inc.*,#	28,260,939
107,150	Puma Biotechnology, Inc.*	25,562,775
398,711	Synageva BioPharma Corp.*,#	27,423,342

		254,679,074
Capital Markets – 2.5%
1,290,022	Eaton Vance Corp.	48,672,530
751,124	Financial Engines, Inc.#	25,699,708
1,367,766	LPL Financial Holdings, Inc.	62,985,624

		137,357,862
Chemicals – 1.8%
1,936,205	Sensient Technologies Corp.	101,360,332
Commercial Banks – 1.9%
1,069,527	PacWest Bancorp	44,096,598
538,768	SVB Financial Group*	60,390,505

		104,487,103
Commercial Services & Supplies – 1.9%
671,950	Clean Harbors, Inc.*,#	36,231,544
1,425,966	Healthcare Services Group, Inc.	40,796,887
925,216	Rollins, Inc.	27,090,325

		104,118,756
Containers & Packaging – 1.1%
1,360,168	Crown Holdings, Inc.*	60,554,679
Diversified Consumer Services – 0.8%
1,850,603	ServiceMaster Global Holdings, Inc.*	44,784,593
Diversified Financial Services – 2.0%
782,934	MarketAxess Holdings, Inc.	48,432,297
1,253,120	MSCI, Inc.	58,921,703

		107,354,000
Electrical Equipment – 3.3%
1,157,186	EnerSys	67,857,387
6,254,828	GrafTech International, Ltd.*,#,£	28,647,112
872,345	Polypore International, Inc.*,#	33,942,944
1,105,871	Sensata Technologies Holding NV*	49,244,436

		179,691,879
Electronic Equipment, Instruments & Components – 3.5%
849,843	Belden, Inc.	54,406,949
557,603	Measurement Specialties, Inc.*,£	47,736,393
954,392	National Instruments Corp.	29,519,345
988,588	OSI Systems, Inc.*	62,755,566

		194,418,253
Energy Equipment & Services – 1.8%
603,997	Dresser-Rand Group, Inc.*	49,684,793
522,260	Dril-Quip, Inc.*	46,690,044

		96,374,837
Food & Staples Retailing – 1.1%
473,627	Casey’s General Stores, Inc.	33,959,056
202	Diplomat Pharmacy, Inc. – Private Placement*,§	28,628,678

		62,587,734
Food Products – 0.6%
834,752	WhiteWave Foods Co.*	30,326,540
Health Care Equipment & Supplies – 3.4%
3,570,445	Endologix, Inc.*,£	37,846,717
310,096	IDEXX Laboratories, Inc.*	36,538,612
1,751,550	Masimo Corp.	37,272,984
2,268,404	Novadaq Technologies, Inc.*,#	28,786,047
1,649,345	Quidel Corp.*,#	44,317,900

		184,762,260
Health Care Providers & Services – 1.4%
897,745	Premier, Inc. – Class A	29,499,901
823,161	Team Health Holdings, Inc.*	47,735,106

		77,235,007
Health Care Technology – 0.9%
392,220	athenahealth, Inc.*,#	51,651,452
Hotels, Restaurants & Leisure – 3.0%
651,577	Dunkin’ Brands Group, Inc.	29,203,681
641,696	Popeyes Louisiana Kitchen, Inc.*	25,988,688
1,076,689	Six Flags Entertainment Corp.	37,027,335
8,529,356	Wendy’s Co.#	70,452,480

		162,672,184
Household Durables – 0.5%
364,659	Tupperware Brands Corp.#	25,176,057
Information Technology Services – 6.9%
2,411,377	Broadridge Financial Solutions, Inc.	100,385,625
2,072,096	Euronet Worldwide, Inc.*	99,025,468
770,207	Gartner, Inc.*	56,587,108
1,545,252	Jack Henry & Associates, Inc.	86,008,726
857,009	MAXIMUS, Inc.	34,391,771

		376,398,698
Internet Software & Services – 2.1%
790,958	ChannelAdvisor Corp.*	12,971,711
221,317	CoStar Group, Inc.*	34,423,646
571,296	Envestnet, Inc.*	25,708,320
764,375	Vistaprint NV*,#	41,880,107

		114,983,784
Life Sciences Tools & Services – 2.6%
132,827	Mettler-Toledo International, Inc.*	34,020,979
1,218,636	PerkinElmer, Inc.	53,132,530
569,266	Techne Corp.	53,254,834

		140,408,343
Machinery – 6.2%
794,036	CLARCOR, Inc.	50,087,791
1,975,884	Kennametal, Inc.	81,623,768
798,712	Nordson Corp.	60,758,022
2,367,744	Rexnord Corp.	67,362,317

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

80 | SEPTEMBER 30, 2014

Schedule of Investments

As of September 30, 2014

Shares		Value

Machinery – (continued)
396,613	Tennant Co.£	$26,608,766
675,401	Wabtec Corp.	54,734,497

		341,175,161
Media – 2.6%
1,465,608	AMC Entertainment Holdings, Inc. – Class A£	33,694,328
668,957	Lamar Advertising Co. – Class A	32,946,132
1,090,655	Markit, Ltd.*	25,466,794
3,597,437	National CineMedia, Inc.£	52,198,811

		144,306,065
Metals & Mining – 0.5%
401,524	Reliance Steel & Aluminum Co.	27,464,242
Oil, Gas & Consumable Fuels – 1.7%
798,243	DCP Midstream Partners LP#	43,464,331
349,773	Targa Resources Corp.	47,628,590

		91,092,921
Personal Products – 0.5%
2,665,784	IGI Laboratories, Inc.*,#,£	24,845,107
Pharmaceuticals – 3.8%
627,225	Akorn, Inc.*,#	22,749,450
778,876	Endo International PLC*	53,228,386
832,373	Mallinckrodt PLC*	75,038,426
473,303	Pacira Pharmaceuticals, Inc.*,#	45,872,527
645,101	Relypsa, Inc.*	13,605,180

		210,493,969
Professional Services – 0.8%
743,160	Corporate Executive Board Co.	44,641,621
Real Estate Management & Development – 0.9%
380,190	Jones Lang LaSalle, Inc.	48,033,205
Road & Rail – 3.0%
431,370	Genesee & Wyoming, Inc. – Class A*	41,113,875
919,922	Landstar System, Inc.	66,409,169
827,401	Old Dominion Freight Line, Inc.*	58,447,607

		165,970,651
Semiconductor & Semiconductor Equipment – 2.7%
10,090,380	Atmel Corp.*	81,530,270
7,714,737	ON Semiconductor Corp.*	68,969,749

		150,500,019
Software – 12.4%
2,114,348	ACI Worldwide, Inc.*	39,665,168
1,723,246	Advent Software, Inc.	54,385,644
2,711,067	Blackbaud, Inc.£	106,517,822
5,721,666	Cadence Design Systems, Inc.*,#	98,469,872
409,919	FactSet Research Systems, Inc.#	49,817,456
821,393	Guidewire Software, Inc.	36,420,566
1,007,935	Informatica Corp.*	34,511,694
2,563,353	RealPage, Inc.*,#	39,731,972
1,307,178	Solera Holdings, Inc.	73,672,552
3,405,653	SS&C Technologies Holdings, Inc.*	149,474,110

		682,666,856
Specialty Retail – 3.4%
1,325,312	Hibbett Sports, Inc.*,#,£	56,498,051
3,698,348	Sally Beauty Holdings, Inc.*	101,223,785
234,538	Ulta Salon Cosmetics & Fragrance, Inc.	27,715,355

		185,437,191
Technology Hardware, Storage & Peripherals – 0.6%
280,547	Stratasys, Ltd.*,#	33,884,467
Textiles, Apparel & Luxury Goods – 4.6%
1,628,867	Carter’s, Inc.	126,269,770
738,700	Gildan Activewear, Inc.#	40,421,664
3,383,741	Wolverine World Wide, Inc.#	84,796,549

		251,487,983
Trading Companies & Distributors – 2.3%
754,514	MSC Industrial Direct Co., Inc. – Class A	64,480,766
825,519	WESCO International, Inc.*,#	64,605,117

		129,085,883

Total Common Stock (cost $4,032,040,635)		5,281,030,144

Exchange-Traded Fund (ETF) – 1.2%
Capital Markets – 1.2%
627,349	iShares Russell 2000® Index Fund (cost $69,171,626)	68,600,613

Money Market – 4.2%
230,115,675	Janus Cash Liquidity Fund LLC, 0.0682%°°,£ (cost $230,115,675)	230,115,675

Investment Purchased with Cash Collateral From Securities Lending – 7.8%
427,977,561	Janus Cash Collateral Fund LLC, 0.0650%°°,£ (cost $427,977,561)	427,977,561

Total Investments (total cost $4,759,305,497) – 109.4%		6,007,723,993

Liabilities, net of Cash, Receivables and Other Assets – (9.4)%		(516,289,800)

Net Assets – 100%		$5,491,434,193

Summary of Investments by Country – (Long Positions) (unaudited)

		% of Investment
Country	Value	Securities

United States††	$5,938,516,282	98.8%
Canada	69,207,711	1.2

Total	$6,007,723,993	100.0%

††	Includes Cash Equivalents of 11.0%.

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

Janus Growth & Core Funds | 81

Janus Twenty Fund (unaudited)(closed to new investors)

FUND SNAPSHOT
We believe that investing with conviction in our most compelling large cap growth ideas will allow us to outperform our index and peer group over time. We use in-depth fundamental research to identify dominant growth companies that not only have strong global growth opportunities, but have the potential to grow over a multiyear period. Investing with conviction allows us to capitalize on our best ideas, making them big enough to matter and to focus on long-term value drivers, while avoiding short-term noise.
Marc Pinto portfolio manager

PERFORMANCE

Janus Twenty Fund’s Class T Shares returned 14.63% over the one-year period ended September 30, 2014. The Fund’s primary benchmark, the Russell 1000 Growth Index, returned 19.15%, and its secondary benchmark, the S&P 500 Index, returned 19.73% during the period.

INVESTMENT ENVIRONMENT

U.S. stocks delivered strong returns during the past 12 months. Markets rallied early in the period, though first quarter gains slowed due to profit taking and lingering concerns around emerging market growth, particularly in China. Favorable economic signals in areas such as employment and corporate earnings drove stocks higher through the spring, even as gross domestic product (GDP) was revised sharply down, blamed primarily on difficult winter weather. The third quarter saw further gains on marginally improving data, despite disappointing August job numbers and mounting geopolitical unrest that resulted in late-summer pullbacks. Growing investor uncertainty also prompted the beginnings of a sharp selloff in the last weeks of September. Notwithstanding this volatility, the period ended with a healthy consumer environment, marked by improving employment trends, low inflation, higher borrowing and increased credit, constructive factors that have led to good retail and consumer spending data, which we expect to remain in place near term. Importantly, the Federal Reserve (Fed) has also indicated its intent to keep interest rates low for “a considerable time” until there is obvious improvement in the economy and employment.

PERFORMANCE DISCUSSION

The Fund is a concentrated portfolio that focuses on companies with strong global growth opportunities over multiple years. We believe our approach will generate attractive outperformance across longer time horizons, but it may trail short term, as it did during the period. Most of the relative underperformance came from holdings within the consumer discretionary, information technology and consumer staples sectors. Holdings in materials, industrials and financials provided the strongest positive contributions to returns.

Consumer staples stock Whole Foods Market was the Fund’s largest individual detractor, declining on disappointing long-term guidance due to increased competitive pressures. We believe the natural and organic foods grocery operator will continue to gain market share and will be aggressive in acquiring store sites and consumers from competitors to grow long term, but we recognize that effort will also lead to slower earnings growth over the short-to-intermediate term. While we still hold our position, we are continuing to analyze the competitive environment to assess whether that will restrict the long-term growth we anticipate for Whole Foods.

Las Vegas Sands was the top detractor within our consumer discretionary holdings. The company was among casino operators negatively affected by an ongoing slowdown in VIP business in Macau, China, due to the Chinese government’s two-year anti-corruption drive. The company has continued to grow its mass premium business in Macau, where the numbers of visitors are still increasing. We remain hopeful government pressures will ease on the VIP business or that the mass premium segment will more than offset declines in VIP. Longer term, growth trends in Macau should remain strong, in our view. We also appreciate Las Vegas Sands’ efforts to increase rooms and focus on making more revenue off each visitor. We believe Las Vegas Sands remains well positioned to benefit from wealth creation in Asia, including prospects for gaming in Japan and Korea.

General Motors also weighed on our consumer discretionary performance. Recalls and litigation stemming from GM’s faulty ignition switches have been a headwind for the stock, as has the company’s inability to hit margin targets. However, GM still offers an attractive dividend, in

82 | SEPTEMBER 30, 2014

(unaudited)(closed to new investors)

our view, and despite these near-term concerns we believe the stock is undervalued at its current level.

Health care company Gilead Sciences was the Fund’s top individual contributor. An arbitration panel rejected Roche Holding’s patent infringement claims related to Gilead’s key hepatitis C drug, Sovaldi. Since its launch earlier this year, the drug has become the largest product based on sales in the history of the pharmaceutical industry. The biotechnology company, a Top 5 holding, is at the forefront of health care companies we see creating shareholder value. We think the launch of a Sovaldi combination pill in the fourth quarter could be another bellwether for the industry. This combination would provide the first true one-pill, once-a-day treatment for the majority of hepatitis C patients.

Microsoft and Google were also top individual contributors, even though their strong relative performance failed to offset our other information technology holdings. Microsoft, another Top 5 holding, aided performance after the software giant reported adjusted earnings that beat market forecasts, driven by strong subscriptions to Office applications (Office 365) and its Azure cloud-hosting platform. As the company’s cloud-based sales grow to a higher percentage of its total revenue, investors should value the stock higher, in our view. Earlier, the company announced a restructuring plan that would eliminate up to 18,000 jobs over the next year. We believe new CEO Satya Nadella is moving the company in the right direction by de-emphasizing hardware to increase focus on productivity tools and its public and private cloud offerings, which should lead to durable recurring revenues. We also appreciate Nadella’s efforts of combining various development teams to improve efficiencies.

Google’s transition from desktop to mobile search has continued to exceed market expectations, and there is greater investor appreciation for its powerful Android platform. We feel the company remains attractively valued relative to the multiyear growth outlook we see for its resilient core search business combined with potential growth drivers around its Android software for mobile devices, YouTube, mobile and enterprise businesses.

Please see the Derivative Instruments section in the “Notes to Financial Statements” for a discussion of derivatives used by the Fund.

OUTLOOK

We are anticipating continued improvement in the U.S. economy, with potentially 3% GDP growth next year. We also think the Fed will maintain low interest rates near term. Most market observers believe the central bank will begin raising rates in the middle of 2015, but we think it could be later. Even if rates increase modestly, we believe it would still be a good environment for equities since rising rates imply a better economy and some inflation to improve profitability. Valuations are not expensive, with the S&P 500 Index trading at 16x this year’s earnings. Corporate earnings should also remain good, in our view. While more companies are struggling to meet revenue expectations, we believe there are still many opportunities in terms of controlling expenses and productivity enhancements along with share repurchases to bolster earnings per share.

In terms of sector positioning, although we reduced our weighting in health care we continue to be overweight, primarily in biotechnology, which we think contains some of the best growth opportunities. Novel therapies for high, unmet medical needs are being approved and are having a meaningful impact in treating patients. We are underweight energy based on our belief that strong production from North American shale and traditional exploration efforts will pressure natural gas and oil prices lower over time. In consumer staples, we are significantly underweight due to lack of growth opportunities we see in that sector. Our overweight in consumer discretionary reflects our preference for premium content providers in media as well as companies that are exposed to the Asian consumer, such as gaming companies.

Thank you for your investment in Janus Twenty Fund.

Janus Growth & Core Funds | 83

Janus Twenty Fund (unaudited)(closed to new investors)

Janus Twenty Fund At A Glance

5 Top Performers – Holdings

Contribution

Gilead Sciences, Inc.	2.34%
Microsoft Corp.	1.89%
Google, Inc. – Class C	1.20%
LyondellBasell Industries NV – Class A	1.16%
AbbVie, Inc.	1.12%

5 Bottom Performers – Holdings

Contribution

Whole Foods Market, Inc.	–0.57%
Las Vegas Sands Corp.	–0.47%
General Motors Co.	–0.28%
L Brands, Inc.	–0.26%
Diageo PLC	–0.17%

5 Top Performers – Sectors*

		Fund Weighting	Russell 1000®
	Fund Contribution	(Average % of Equity)	Growth Index Weighting

Materials	0.89%	5.05%	4.46%
Industrials	0.85%	6.84%	12.26%
Financials	0.35%	7.17%	5.37%
Health Care	0.32%	19.33%	12.63%
Telecommunication Services	0.05%	0.00%	2.18%

5 Bottom Performers – Sectors*

		Fund Weighting	Russell 1000®
	Fund Contribution	(Average % of Equity)	Growth Index Weighting

Consumer Discretionary	–2.23%	22.34%	19.17%
Information Technology	–1.55%	25.72%	27.17%
Consumer Staples	–1.43%	7.33%	11.53%
Energy	–0.53%	4.55%	5.08%
Other**	–0.37%	1.67%	0.00%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.
*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

**	Not a GICS classified sector.

84 | SEPTEMBER 30, 2014

(unaudited)(closed to new investors)

5 Largest Equity Holdings – (% of Net Assets)
As of September 30, 2014

Microsoft Corp. Software	5.5%
Google, Inc. – Class C Internet Software & Services	5.5%
Gilead Sciences, Inc. Biotechnology	4.8%
Yahoo!, Inc. Internet Software & Services	4.6%
Celgene Corp. Biotechnology	4.6%

25.0%

Asset Allocation – (% of Net Assets)
As of September 30, 2014

Top Country Allocations – Long Positions (% of Investment Securities)
As of September 30, 2014

As of September 30, 2013

Janus Growth & Core Funds | 85

Janus Twenty Fund (unaudited)(closed to new investors)

Performance

					Expense Ratios –
Average Annual Total Return – for the periods ended September 30, 2014					per the January 28, 2014 prospectuses
	One	Five	Ten	Since	Total Annual Fund
	Year	Year	Year	Inception*	Operating Expenses

Janus Twenty Fund – Class D Shares(1)	14.74%	11.69%	10.00%	12.08%	0.67%

Janus Twenty Fund – Class T Shares(1)	14.63%	11.58%	9.94%	12.06%	0.77%

Russell 1000® Growth Index	19.15%	16.50%	8.94%	10.52%

S&P 500® Index	19.73%	15.70%	8.11%	11.07%

Morningstar Quartile – Class T Shares	3rd	4th	1st	1st

Morningstar Ranking – based on total return for Large Growth Funds	1,258/1,762	1,466/1,549	169/1,354	38/349

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

This Fund has a performance-based management fee that may adjust up or down based on the Fund’s performance.

A Fund’s performance may be affected by risks that include those associated with nondiversification, non-investment grade debt securities, high-yield/high-risk securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest. Additional risks to a Fund may also include, but are not limited to, those associated with investing in foreign securities, emerging markets, initial public offerings, real estate investment trusts (REITs), derivatives, short sales, commodity-linked investments and companies with relatively small market capitalizations. Each Fund has different risks. Please see a Janus prospectus for more information about risks, Fund holdings and other details.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class D Shares commenced operations on February 16, 2010. Performance shown for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

See important disclosures on the next page.

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(unaudited)(closed to new investors)

If Class D Shares of the Fund had been available during periods prior to February 16, 2010, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of Class D Shares reflects the fees and expenses of Class D Shares, net of any fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics.

© 2014 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments and Other Information for index definitions.

A Fund’s portfolio may differ significantly from the securities held in an index. An index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Fund Report.”

*	The Fund’s inception date – April 30, 1985
(1)	Closed to new investors.

Expense Examples
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees; administrative services fees payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses
The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in either share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Hypothetical
	Actual			(5% return before expenses)
	Beginning	Ending	Expenses	Beginning	Ending	Expenses
	Account	Account	Paid During	Account	Account	Paid During	Net Annualized
	Value	Value	Period	Value	Value	Period	Expense Ratio
	(4/1/14)	(9/30/14)	(4/1/14 - 9/30/14)†	(4/1/14)	(9/30/14)	(4/1/14 -9/30/14)†	(4/1/14 - 9/30/14)

Class D Shares	$1,000.00	$1,045.20	$3.59	$1,000.00	$1,021.56	$3.55	0.70%

Class T Shares	$1,000.00	$1,044.60	$4.20	$1,000.00	$1,020.96	$4.15	0.82%

†	Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Growth & Core Funds | 87

Janus Twenty Fund

Schedule of Investments

As of September 30, 2014

Shares		Value

Common Stock – 99.6%
Aerospace & Defense – 2.6%
1,030,361	Precision Castparts Corp.	$244,071,914
Airlines – 1.9%
3,719,273	United Continental Holdings, Inc.*	174,024,784
Automobiles – 1.6%
4,498,138	General Motors Co.	143,670,528
Beverages – 2.7%
8,571,503	Diageo PLC	247,798,466
Biotechnology – 11.5%
582,340	Biogen Idec, Inc.*	192,643,895
4,477,234	Celgene Corp.*	424,352,239
4,115,206	Gilead Sciences, Inc.*	438,063,679

		1,055,059,813
Capital Markets – 3.6%
10,426,071	Blackstone Group LP	328,212,715
Chemicals – 6.1%
3,957,311	EI du Pont de Nemours & Co.	283,976,637
2,521,765	LyondellBasell Industries NV – Class A	274,014,985

		557,991,622
Communications Equipment – 3.7%
4,570,476	QUALCOMM, Inc.	341,734,490
Consumer Finance – 3.2%
3,365,211	American Express Co.	294,590,571
Electronic Equipment, Instruments & Components – 2.3%
3,831,852	TE Connectivity, Ltd. (U.S. Shares)	211,863,097
Food & Staples Retailing – 1.4%
3,315,658	Whole Foods Market, Inc.	126,359,726
Health Care Providers & Services – 1.6%
2,065,590	Express Scripts Holding Co.*	145,892,622
Hotels, Restaurants & Leisure – 5.8%
4,847,197	Las Vegas Sands Corp.	301,544,125
3,127,423	Starbucks Corp.	235,995,340

		537,539,465
Household Products – 2.3%
3,274,752	Colgate-Palmolive Co.	213,579,325
Information Technology Services – 4.5%
5,556,547	MasterCard, Inc. – Class A	410,739,954
Internet & Catalog Retail – 5.5%
507,057	Amazon.com, Inc.*	163,495,459
292,116	Priceline Group, Inc.*	338,439,755

		501,935,214
Internet Software & Services – 10.1%
866,063	Google, Inc. – Class C*,†	500,030,134
10,415,182	Yahoo!, Inc.*	424,418,666

		924,448,800
Media – 7.6%
2,935,393	CBS Corp. – Class B	157,043,526
3,470,089	Comcast Corp. – Class A	186,621,386
10,225,542	Twenty-First Century Fox, Inc. – Class A	350,633,835

		694,298,747
Oil, Gas & Consumable Fuels – 2.8%
2,196,786	Chevron Corp.	262,120,506
Pharmaceuticals – 4.2%
6,638,436	AbbVie, Inc.	383,436,063
Road & Rail – 3.1%
2,591,817	Union Pacific Corp.	281,004,799
Semiconductor & Semiconductor Equipment – 2.3%
14,782,746	ARM Holdings PLC	215,363,329
Software – 5.5%
10,883,358	Microsoft Corp.	504,552,477
Textiles, Apparel & Luxury Goods – 3.7%
3,830,809	NIKE, Inc. – Class B	341,708,163

Total Common Stock (cost $7,066,377,248)		9,141,997,190

Counterparty/Reference Asset
OTC Purchased Option – Call – 0.1%
Goldman Sachs International: Yahoo!, Inc. expires January 2015 44,000 contracts exercise price $45.00 (premiums paid $13,640,000)		6,738,200

Total Investments (total cost $7,080,017,248) – 99.7%		9,148,735,390

Cash, Receivables and Other Assets, net of Liabilities – 0.3%		29,413,216

Net Assets – 100%		$9,178,148,606

Summary of Investments by Country – (Long Positions) (unaudited)

		% of Investment
Country	Value	Securities

United States	$8,685,573,595	94.9%
United Kingdom	463,161,795	5.1

Total	$9,148,735,390	100.0%

Schedule of OTC Written Option – Put

Counterparty/Reference Asset	Value

Goldman Sachs International: Yahoo!, Inc. expires October 2014 44,000 contracts exercise price $40.00 (premiums received $5,535,200)	$(3,323,910)

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

88 | SEPTEMBER 30, 2014

Janus Venture Fund (unaudited)

FUND SNAPSHOT
We believe that a research-driven investment process focused on identifying quality small-cap companies with differentiated business models and sustainable competitive advantages will drive outperformance against our benchmark and peers over time. We take a moderate approach, seeking to identify companies with large addressable markets that are poised for growth over a multi-year period.
Jonathan Coleman co-portfolio manager	Maneesh Modi co-portfolio manager

PERFORMANCE OVERVIEW

Janus Venture Fund’s Class T Shares returned 6.31% over the one-year period ended September 30, 2014. The Fund’s primary benchmark, the Russell 2000 Growth Index, returned 3.79%, and its secondary benchmark, the Russell 2000 Index, returned 3.93% during the period.

INVESTMENT ENVIRONMENT

Small-cap growth markets moved higher over the past 12 months but with bouts of significant volatility. Stocks experienced choppy gains early in the period, a trend that continued into the first quarter with a quickly alternating “risk-on/off” environment that first pushed stocks higher, then sharply pulled back, followed by another steep rally that peaked in early March. Markets generally declined through spring as cloud computing, social media and biotech companies – many of which appeared to be trading at exceedingly high valuations, in our view, driven by market momentum rather than individual fundamentals – broadly sold off. This correction was followed by a marked rebound that lifted stocks near their peaks in the summer. Stocks then lost ground in September.

PERFORMANCE DISCUSSION

We seek to identify companies with long-duration growth potential and higher-quality business models, with more predictable, growing revenue streams. These companies often have a small share of large or growing addressable markets, with sustainable competitive advantages such as high barriers to entry in their respective industry, and a differentiated product or service that gives them pricing power, which should help the company grow in a variety of market and economic environments. These companies also typically generate a high return on invested capital or demonstrate a proven ability to expand profit margins. We believe this high-quality investment approach to small-cap equities should help our Fund produce positive results during market rallies and outperform the benchmark in weak or uncertain economic environments, creating a better opportunity to generate higher compounded returns over full market cycles, as it did during the reporting period. Outperformance was led by our information technology, energy and financials holdings.

We believe that many of the characteristics that we find attractive in small-cap companies also make them appealing to potential acquirers; although this is notoriously hard to predict, we benefited from acquisitions of several positions during the period. Measurement Specialties was the largest individual contributor to relative results. This technology company creates sensors that serve a wide range of end markets including automobiles, commercial vehicles, and industrial and medical equipment. We believe the sensor industry has a long runway for growth as sensor content continues to increase across most industries. We also like that sensors are typically a mission critical item but represent a small percentage of the total bill of goods of the products they are used in. This gives the sensor manufacturer a more stable source of revenue once the sensor is designed into a product and also limits the pricing pressure from its customers. Measurement Specialties stock performed well as it was announced TE Connectivity Ltd. would acquire the company.

Dresser-Rand Group was also additive to performance. The company highlights the characteristics we typically look for in energy companies. The bulk of the company’s revenues come from its aftermarket business, which provides a more stable and predictable revenue source for drilling services companies than original equipment manufacturing. Further, the company’s aftermarket business focuses on servicing compression equipment, which is vital to both offshore and horizontal drilling, two drilling opportunities where more production growth is occurring. The stock rose after it was announced Dresser-Rand would be acquired by Siemens. We were not surprised to see the company acquired, as we have long believed it was an attractive business.

Puma Biotechnology was another top individual contributor. While we have avoided some of the biotech

Janus Growth & Core Funds | 89

Janus Venture Fund (unaudited)

companies in the index due to high valuations, we bought Puma when biotech stocks sold off briefly in March and April. After the sell-off we thought Puma, which was developing an innovative treatment for breast cancer, offered a very attractive risk/reward profile with considerable upside if the company’s treatment passed an upcoming clinical trial. We were pleased to see the treatment pass the clinical trial, and the stock rose considerably after the news as the market reassessed the future revenue opportunity for Puma.

While generally pleased with our relative performance against the benchmark and the results of many companies in our portfolio, it was a tougher period for small-cap stocks than recent prior years, and we held some companies that disappointed. Holdings in the consumer discretionary and telecommunication services sectors detracted the most from returns, as did the Fund’s cash position, although it is not used as a strategy but only a necessary component of day-to-day portfolio management.

RealPage was the largest individual detractor. The company provides software solutions to the rental housing industry, offering products and services that allow property owners to manage their marketing, pricing, screening, leasing and other property operations. We have trimmed the stock due to concerns about executional missteps by the company. High occupancy rates at most apartment complexes in the U.S. have also been a headwind for RealPage. When landlords have an easier time finding tenants, they do not need to market vacancies as heavily and are in less need of RealPage’s solutions.

SodaStream International was another top individual detractor. The company creates products that allow consumers to make their own carbonated beverages at home. U.S. growth has been slower than expected, which has negatively affected the stock. We grew cautious about an increasingly competitive landscape for the company and sold the position during the period.

SP Plus, which was formerly called Standard Parking Corporation, also weighed on performance. The company manages, operates and maintains parking facilities for real estate owners and managers. We like that the company has an asset-light business model that is less economically sensitive, in our view. The fixed contracts associated with its services should also provide a relatively steady revenue source. However, we are currently reviewing the stock after poor execution by the company.

OUTLOOK

After substantial returns and multiple expansion for much of 2013 and early 2014, we expect low aggregate returns and perhaps further earnings multiple consolidation among select small-cap stocks, particularly for stocks in hyper-growth industries we highlighted earlier. Many of these stocks do not produce earnings yet and instead trade at high multiples of revenue. We believe those stocks still remain overvalued when analyzed using discounted cash flow analysis or other common valuation metrics.

While multiple consolidation could be an issue for some small-cap stocks, we like how our portfolio is positioned for this investment environment. While we do not outright avoid stocks in industries such as cloud computing, social media and biotech, we try to take a careful approach to investing in those areas. We hold a few cloud and social media companies, but we avoid areas within those industries where momentum is a major factor of stock performance and hold only a select few companies we believe will prove disruptive to the large end markets they serve. We are also carefully monitoring our exposure to biotech companies. We own a few biotech companies that have innovative therapies with promising potential, but we take smaller positions with companies whose performance is tied to the success or failure of a clinical trial for a single drug and have larger positions with biotech companies that have already had innovative therapies approved by the FDA or have multiple products in their pipelines.

Looking at the portfolio more broadly, we believe we are well positioned for an environment where global growth has slowed. Most of the companies in our portfolio derive their revenues from the U.S. and are less reliant on economies in other parts of the world, where growth is slower. While the U.S. economy is more stable than other countries, we do not expect it to break out to a much higher growth rate. However, we believe our portfolio is positioned well for a slow-growth economy. Many of the companies we hold either have stable and resilient business models and revenue streams, or are early enough in their growth cycle that they are taking share from competition or tapping into previously unaddressed markets. We believe these companies should thrive when the economy is strong but continue to experience solid growth even when economic growth is slow. Many of these companies we view as higher-quality were also caught up in the broad small-cap sell-offs, even though the stability of their business models has not wavered, in our view. We believe this has provided a more attractive entry point to add to positions of the types of companies we typically favor.

Thank you for your continued investment in Janus Venture Fund.

90 | SEPTEMBER 30, 2014

(unaudited)

Janus Venture Fund At A Glance

5 Top Performers – Holdings

Contribution

Measurement Specialties, Inc.	0.94%
Puma Biotechnology, Inc.	0.64%
Dresser-Rand Group, Inc.	0.49%
SS&C Technologies Holdings, Inc.	0.48%
Westinghouse Air Brake Technologies Corp.	0.48%

5 Bottom Performers – Holdings

Contribution

RealPage, Inc.	–0.59%
SodaStream International, Ltd.	–0.51%
SP Plus Corp.	–0.46%
Endologix, Inc.	–0.44%
Hibbett Sports, Inc.	–0.38%

5 Top Performers – Sectors*

		Fund Weighting	Russell 2000®
	Fund Contribution	(Average % of Equity)	Growth Index Weighting

Information Technology	1.21%	30.03%	24.82%
Energy	1.02%	5.71%	4.22%
Financials	0.81%	7.41%	7.39%
Health Care	0.70%	16.35%	21.62%
Consumer Staples	0.18%	1.47%	4.61%

5 Bottom Performers – Sectors*

		Fund Weighting	Russell 2000®
	Fund Contribution	(Average % of Equity)	Growth Index Weighting

Consumer Discretionary	–0.44%	13.82%	15.87%
Other**	–0.16%	3.63%	0.00%
Telecommunication Services	–0.11%	0.30%	0.85%
Utilities	0.02%	0.00%	0.14%
Industrials	0.04%	19.72%	15.29%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.
*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

**	Not a GICS classified sector.

Janus Growth & Core Funds | 91

Janus Venture Fund (unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of September 30, 2014

SS&C Technologies Holdings, Inc. Software	2.5%
Sally Beauty Holdings, Inc. Specialty Retail	2.3%
Solera Holdings, Inc. Software	1.9%
HEICO Corp. – Class A Aerospace & Defense	1.8%
Carter’s, Inc. Textiles, Apparel & Luxury Goods	1.7%

10.2%

Asset Allocation – (% of Net Assets)
As of September 30, 2014

Top Country Allocations – Long Positions (% of Investment Securities)
As of September 30, 2014

As of September 30, 2013

92 | SEPTEMBER 30, 2014

(unaudited)

Performance

					Expense Ratios –
Average Annual Total Return – for the periods ended September 30, 2014					per the January 28, 2014 prospectuses
	One	Five	Ten	Since	Total Annual Fund
	Year	Year	Year	Inception*	Operating Expenses

Janus Venture Fund – Class A Shares
NAV	6.05%	17.23%	10.40%	12.05%	1.14%
MOP	–0.05%	15.85%	9.74%	11.83%

Janus Venture Fund – Class C Shares
NAV	5.37%	15.93%	9.47%	11.31%	1.80%
CDSC	4.48%	15.93%	9.47%	11.31%

Janus Venture Fund – Class D Shares(1)	6.40%	17.67%	10.71%	12.26%	0.84%

Janus Venture Fund – Class I Shares	6.49%	17.55%	10.66%	12.24%	0.75%

Janus Venture Fund – Class N Shares	6.55%	17.55%	10.66%	12.24%	0.69%

Janus Venture Fund – Class S Shares	6.03%	17.06%	10.25%	11.93%	1.21%

Janus Venture Fund – Class T Shares	6.31%	17.55%	10.66%	12.24%	0.94%

Russell 2000® Growth Index	3.79%	15.51%	9.03%	7.95%

Russell 2000® Index	3.93%	14.29%	8.19%	9.69%

Morningstar Quartile – Class T Shares	1st	1st	1st	1st

Morningstar Ranking – based on total return for Small Growth Funds	144/738	73/672	44/560	4/46

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

See important disclosures on the next page.

Janus Growth & Core Funds | 93

Janus Venture Fund (unaudited)

A Fund’s performance may be affected by risks that include those associated with nondiversification, non-investment grade debt securities, high-yield/high-risk securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest. Additional risks to a Fund may also include, but are not limited to, those associated with investing in foreign securities, emerging markets, initial public offerings, real estate investment trusts (REITs), derivatives, short sales, commodity-linked investments and companies with relatively small market capitalizations. Each Fund has different risks. Please see a Janus prospectus for more information about risks, Fund holdings and other details.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, and Class S Shares commenced operations on May 6, 2011. Performance shown for each class for periods prior to May 6, 2011, reflects the performance of the Fund’s Class J Shares, the initial share class, calculated using the fees and expenses of each respective class, without the effect of any fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010. Performance shown for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Class I Shares commenced operations on May 6, 2011. Performance shown for periods prior to May 6, 2011, reflects the performance of the Fund’s Class J Shares, calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers.

Class N Shares commenced operations on May 31, 2012. Performance shown for periods prior to May 31, 2012 reflects the performance of the Fund’s Class T Shares, calculated using the fees and expenses of the Fund’s Class T Shares, net of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2014 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments and Other Information for index definitions.

A Fund’s portfolio may differ significantly from the securities held in an index. An index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Fund Report.”

*	The Fund’s inception date – April 30, 1985
(1)	Closed to new investors.

94 | SEPTEMBER 30, 2014

(unaudited)

Expense Examples
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees; administrative services fees payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses
The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				Hypothetical
	Actual			(5% return before expenses)
	Beginning	Ending	Expenses	Beginning	Ending	Expenses
	Account	Account	Paid During	Account	Account	Paid During	Net Annualized
	Value	Value	Period	Value	Value	Period	Expense Ratio
	(4/1/14)	(9/30/14)	(4/1/14 - 9/30/14)†	(4/1/14)	(9/30/14)	(4/1/14 - 9/30/14)†	(4/1/14 - 9/30/14)

Class A Shares	$1,000.00	$1,005.50	$5.68	$1,000.00	$1,019.40	$5.72	1.13%

Class C Shares	$1,000.00	$1,002.30	$9.04	$1,000.00	$1,016.04	$9.10	1.80%

Class D Shares	$1,000.00	$1,007.20	$4.08	$1,000.00	$1,021.01	$4.10	0.81%

Class I Shares	$1,000.00	$1,007.60	$3.62	$1,000.00	$1,021.46	$3.65	0.72%

Class N Shares	$1,000.00	$1,007.90	$3.37	$1,000.00	$1,021.71	$3.40	0.67%

Class S Shares	$1,000.00	$1,005.40	$5.88	$1,000.00	$1,019.20	$5.92	1.17%

Class T Shares	$1,000.00	$1,006.70	$4.63	$1,000.00	$1,020.46	$4.66	0.92%

†	Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Growth & Core Funds | 95

Janus Venture Fund

Schedule of Investments

As of September 30, 2014

Shares		Value

Common Stock – 96.2%
Aerospace & Defense – 2.1%
1,015,625	HEICO Corp. – Class A	$40,929,688
332,468	Sparton Corp.*	8,195,336

		49,125,024
Air Freight & Logistics – 1.2%
687,942	Hub Group, Inc. – Class A*	27,882,289
Biotechnology – 5.0%
443,497	ACADIA Pharmaceuticals, Inc.*,#	10,980,986
628,771	Chimerix, Inc.*	17,366,655
1,384,436	Dyax Corp.*	14,010,492
411,793	Insys Therapeutics, Inc.*,#	15,969,333
1,228,173	Ironwood Pharmaceuticals, Inc.*	15,910,981
96,558	Medivation, Inc.*	9,546,690
336,026	NPS Pharmaceuticals, Inc.*	8,736,676
44,362	Puma Biotechnology, Inc.*	10,583,442
290,658	Swedish Orphan Biovitrum AB*	3,098,743
137,671	Synageva BioPharma Corp.*,#	9,469,011

		115,673,009
Capital Markets – 3.3%
171,278	Artisan Partners Asset Management, Inc. – Class A	8,915,020
198,838	Financial Engines, Inc.#	6,803,242
907,603	FXCM, Inc. – Class A#	14,385,508
738,322	LPL Financial Holdings, Inc.	33,999,728
1,126,451	WisdomTree Investments, Inc.*,#	12,819,012

		76,922,510
Chemicals – 2.6%
666,651	Sensient Technologies Corp.	34,899,180
997,700	Taminco Corp.*	26,039,970

		60,939,150
Commercial Banks – 0.5%
360,760	Bank of the Ozarks, Inc.	11,371,155
Commercial Services & Supplies – 1.6%
1,109,835	Heritage-Crystal Clean, Inc.*,£	16,492,148
1,048,149	SP Plus Corp.*,£	19,872,905

		36,365,053
Diversified Consumer Services – 1.3%
166,018	Ascent Capital Group, Inc. – Class A*	9,994,284
805,400	ServiceMaster Global Holdings, Inc.*	19,490,680

		29,484,964
Diversified Financial Services – 1.4%
136,911	MarketAxess Holdings, Inc.	8,469,314
500,426	MSCI, Inc.	23,530,031

		31,999,345
Electrical Equipment – 2.6%
567,852	EnerSys	33,298,841
2,505,638	GrafTech International, Ltd.*,#	11,475,822
377,759	Polypore International, Inc.*,#	14,698,603

		59,473,266
Electronic Equipment, Instruments & Components – 4.2%
413,772	Belden, Inc.	26,489,684
1,323,634	CTS Corp.	21,032,544
196,687	Measurement Specialties, Inc.*	16,838,374
530,969	National Instruments Corp.	16,422,871
250,187	OSI Systems, Inc.*	15,881,871

		96,665,344
Energy Equipment & Services – 2.4%
423,872	Dresser-Rand Group, Inc.*	34,867,711
227,338	Dril-Quip, Inc.*	20,324,017

		55,191,728
Food & Staples Retailing – 1.3%
256,414	Casey’s General Stores, Inc.	18,384,883
81	Diplomat Pharmacy, Inc. – Private Placement*,§	11,529,002

		29,913,885
Food Products – 0.4%
268,405	WhiteWave Foods Co.*	9,751,154
Health Care Equipment & Supplies – 4.4%
1,893,319	Endologix, Inc.*	20,069,182
110,941	HeartWare International, Inc.*	8,612,350
275,587	LDR Holding Corp.*	8,579,023
949,592	Masimo Corp.	20,207,318
1,470,999	Novadaq Technologies, Inc.*	18,666,977
914,159	Quidel Corp.*	24,563,452

		100,698,302
Health Care Providers & Services – 1.0%
543,546	Capital Senior Living Corp.*	11,539,482
367,188	ExamWorks Group, Inc.*	12,025,407

		23,564,889
Health Care Technology – 1.2%
159,632	athenahealth, Inc.*,#	21,021,938
392,011	HMS Holdings Corp.*	7,389,407

		28,411,345
Hotels, Restaurants & Leisure – 4.0%
87,100	Biglari Holdings, Inc.*,#	29,593,096
1,223,683	Diamond Resorts International, Inc.	27,851,025
1,248,126	Domino’s Pizza Group PLC	11,443,586
603,352	Popeyes Louisiana Kitchen, Inc.*	24,435,756

		93,323,463
Information Technology Services – 5.2%
839,698	Broadridge Financial Solutions, Inc.	34,956,628
709,338	Euronet Worldwide, Inc.*	33,899,263
695,573	MAXIMUS, Inc.	27,913,344
222,578	WEX, Inc.*	24,554,805

		121,324,040
Internet & Catalog Retail – 0.1%
260,918	Coupons.com, Inc.*,#	3,120,579
Internet Software & Services – 5.0%
1,056,285	ChannelAdvisor Corp.*,#	17,323,074
205,383	Cornerstone OnDemand, Inc.*,#	7,067,229
92,601	CoStar Group, Inc.*	14,403,159
416,440	Envestnet, Inc.*	18,739,800
412,236	j2 Global, Inc.#	20,347,969
229,660	Textura Corp.*,#	6,063,024
411,721	Vistaprint NV*,#	22,558,194
71,271	Zillow, Inc. – Class A*,#	8,266,723

		114,769,172

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

96 | SEPTEMBER 30, 2014

Schedule of Investments

As of September 30, 2014

Shares		Value

Life Sciences Tools & Services – 0.9%
214,622	Techne Corp.	$20,077,888
Machinery – 4.7%
930,574	Kennametal, Inc.	38,442,012
280,850	Nordson Corp.	21,364,259
500,013	Rexnord Corp.	14,225,370
425,242	Wabtec Corp.	34,461,612

		108,493,253
Media – 2.0%
457,388	Manchester United PLC – Class A#	7,537,754
2,277,237	National CineMedia, Inc.	33,042,709
1,002,327	SFX Entertainment, Inc.#	5,031,682

		45,612,145
Oil, Gas & Consumable Fuels – 2.0%
89,591	Cone Midstream Partners LP*	2,517,507
663,534	DCP Midstream Partners LP#	36,129,427
62,819	Targa Resources Corp.	8,554,063

		47,200,997
Personal Products – 1.1%
1,409,619	IGI Laboratories, Inc.*	13,137,649
467,589	Ontex Group NV*	11,598,166

		24,735,815
Pharmaceuticals – 4.8%
567,767	Catalent, Inc.*	14,211,208
415,397	Concordia Healthcare Corp.	13,695,711
49,732	GW Pharmaceuticals PLC (ADR)#	4,020,832
261,702	Mallinckrodt PLC*	23,592,435
146,902	Pacira Pharmaceuticals, Inc.*	14,237,742
1,928,653	Pernix Therapeutics Holdings*,£	14,812,055
537,667	Prestige Brands Holdings, Inc.*	17,404,281
425,823	Relypsa, Inc.*	8,980,607

		110,954,871
Professional Services – 0.7%
269,144	Corporate Executive Board Co.	16,167,480
Real Estate Management & Development – 2.0%
179,187	Jones Lang LaSalle, Inc.	22,638,485
286,164	RE/MAX Holdings, Inc. – Class A	8,507,656
758,925	St Joe Co.*,#	15,125,375

		46,271,516
Road & Rail – 2.6%
336,051	Landstar System, Inc.	24,259,522
264,802	Old Dominion Freight Line, Inc.*	18,705,613
326,965	Saia, Inc.*	16,204,385

		59,169,520
Semiconductor & Semiconductor Equipment – 2.3%
3,291,246	Atmel Corp.*	26,593,268
2,998,381	ON Semiconductor Corp.*	26,805,526

		53,398,794
Software – 12.7%
390,471	ACI Worldwide, Inc.*	7,325,236
702,039	Advent Software, Inc.	22,156,351
939,757	Blackbaud, Inc.	36,923,052
2,186,120	Cadence Design Systems, Inc.*	37,623,125
448,484	FleetMatics Group PLC#	13,678,762
260,052	Guidewire Software, Inc.	11,530,706
657,113	NICE Systems, Ltd. (ADR)	26,803,639
1,386,634	RealPage, Inc.*	21,492,827
798,531	Solera Holdings, Inc.	45,005,207
1,333,913	SS&C Technologies Holdings, Inc.*	58,545,442
144,459	Tyler Technologies, Inc.*	12,770,176

		293,854,523
Specialty Retail – 4.2%
700,417	Hibbett Sports, Inc.*,#	29,858,777
272,785	Monro Muffler Brake, Inc.	13,238,256
2,001,336	Sally Beauty Holdings, Inc.*	54,776,566

		97,873,599
Technology Hardware, Storage & Peripherals – 0.4%
73,904	Stratasys, Ltd.*,#	8,926,125
Textiles, Apparel & Luxury Goods – 3.2%
503,053	Carter’s, Inc.	38,996,669
1,416,734	Wolverine World Wide, Inc.#	35,503,354

		74,500,023
Trading Companies & Distributors – 1.6%
474,838	WESCO International, Inc.*,#	37,160,822
Wireless Telecommunication Services – 0.2%
445,275	RingCentral, Inc. – Class A#	5,659,445

Total Common Stock (cost $1,850,672,306)		2,226,026,482

Exchange-Traded Fund (ETF) – 0.6%
Capital Markets – 0.6%
98,842	iShares Russell 2000® Growth Index Fund# (cost $12,837,105)	12,818,819

Money Market – 2.9%
66,748,956	Janus Cash Liquidity Fund LLC, 0.0682%°°,£ (cost $66,748,956)	66,748,956

Investment Purchased with Cash Collateral From Securities Lending – 9.3%
217,514,548	Janus Cash Collateral Fund LLC, 0.0650%°°,£ (cost $217,514,548)	217,514,548

Total Investments (total cost $2,147,772,915) – 109.0%		2,523,108,805

Liabilities, net of Cash, Receivables and Other Assets – (9.0)%		(209,197,635)

Net Assets – 100%		$2,313,911,170

Summary of Investments by Country – (Long Positions) (unaudited)

		% of Investment
Country	Value	Securities

United States††	$2,426,243,397	96.2%
Canada	32,362,688	1.3
Israel	26,803,639	1.1
United Kingdom	23,002,172	0.9
Belgium	11,598,166	0.4
Sweden	3,098,743	0.1

Total	$2,523,108,805	100.0%

††	Includes Cash Equivalents of 11.3%.

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

Janus Growth & Core Funds | 97

Notes to Schedules of Investments and Other Information

Balanced Index	A hypothetical combination of unmanaged indices. This internally calculated index combines the total returns from the S&P 500® Index (55%) and the Barclays U.S. Aggregate Bond Index (45%). Prior to July 1, 2009, the index was calculated using the Barclays U.S. Government/Credit Bond Index instead of the Barclays U.S. Aggregate Bond Index.

Barclays U.S. Aggregate Bond Index	Made up of the Barclays U.S. Government/Corporate Bond Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index, including securities that are of investment grade quality or better, have at least one year to maturity, and have an outstanding par value of at least $100 million.

Core Growth Index	An internally-calculated, hypothetical combination of total returns from the Russell 1000® Growth Index (50%) and the S&P 500® Index (50%).

MSCI All Country World IndexSM	An unmanaged, free float-adjusted market capitalization weighted index composed of stocks of companies located in countries throughout the world. It is designed to measure equity market performance in global developed and emerging markets. The index includes reinvestment of dividends, net of foreign withholding taxes.

Russell 1000® Growth Index	Measures the performance of those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Growth Index	Measures the performance of those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Index	Measures the performance of the 2,000 smallest companies in the Russell 3000® Index.

Russell 2500TMGrowth Index	Measures the performance of those Russell 2500TM Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Growth Index	Measures the performance of those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

S&P 500® Index	A commonly recognized, market-capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

ADR	American Depositary Receipt

ETF	Exchange-Traded Fund

LP	Limited Partnership

LLC	Limited Liability Company

OTC	Over-the-Counter

PLC	Public Limited Company

SPDR	Standard & Poor’s Depositary Receipt

ULC	Unlimited Liability Company

U.S. Shares	Securities of foreign companies trading on an American stock exchange.

144A	Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the year ended September 30, 2014 is indicated in the table below:

		Value as a %
Fund	Value	of Net Assets

Janus Balanced Fund	$794,165,280	6.7%
Janus Growth and Income Fund	10,393,750	0.2

*	Non-income producing security.

98 | SEPTEMBER 30, 2014

†	A portion of this security has been segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates, the value of which, as of September 30, 2014, is noted below.

Fund	Aggregate Value

Janus Balanced Fund	$162,900,000
Janus Contrarian Fund	438,387,381
Janus Enterprise Fund	72,303,500
Janus Fund	258,124,500
Janus Growth and Income Fund	50,375,000
Janus Twenty Fund	187,642,000

‡	The interest rate on floating rate notes is based on an index or market interest rates and is subject to change. Rate in the security description is as of year end.

°°	Rate shown is the 7-day yield as of September 30, 2014.

#	Loaned security; a portion of the security is on loan at September 30, 2014.

µ	This variable rate security is a perpetual bond. Perpetual bonds have no contractual maturity date, are not redeemable, and pay an indefinite stream of interest. The coupon rate shown represents the current interest rate.

§	Schedule of Restricted and Illiquid Securities (as of September 30, 2014)

	Acquisition	Acquisition		Value as a
	Date	Cost	Value	% of Net Assets

Janus Balanced Fund
Colony American Homes Holdings III LP – Private Placement	1/30/13	$61,705,954	$68,407,863	0.6%
FREMF 2010 K-SCT Mortgage Trust, 2.0000%, 1/25/20	4/29/13	10,914,809	11,115,622	0.1

Total		$72,620,763	$79,523,485	0.7%

Janus Contrarian Fund
Colony American Homes Holdings III LP – Private Placement	1/30/13	$13,788,838	$15,286,450	0.4%

Janus Enterprise Fund
Apptio, Inc. – Private Placement	5/2/13	$4,182,216	$4,182,216	0.1%

Janus Fund
Colony American Homes Holdings III LP – Private Placement	1/30/13	$63,520,047	$70,418,986	0.9%

Janus Growth and Income Fund
Colony American Homes Holdings III LP – Private Placement	1/30/13	$24,057,693	$26,670,609	0.6%

Janus Triton Fund
Diplomat Pharmacy, Inc. – Private Placement	3/31/14	$28,628,678	$28,628,678	0.5%

Janus Venture Fund
Diplomat Pharmacy, Inc. – Private Placement	3/31/14	$11,529,002	$11,529,002	0.5%

The Funds have registration rights for certain restricted securities held as of September 30, 2014. The issuer incurs all registration costs.

£	The Funds may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. Based on the Fund’s relative ownership, the following securities were considered affiliated companies for all or some portion of the year ended September 30, 2014. Unless otherwise indicated, all information in the table is for the year ended September 30, 2014.

	Share			Share
	Balance			Balance	Realized	Dividend	Value
	at 9/30/13	Purchases	Sales	at 9/30/14	Gain/(Loss)	Income	at 9/30/14

Janus Balanced Fund
Janus Cash Liquidity Fund LLC	64,079,394	4,654,512,239	(4,522,260,000)	196,331,633	$–	$117,808	$196,331,633

Janus Growth & Core Funds | 99

Notes to Schedules of Investments and Other Information (continued)

	Share			Share
	Balance			Balance	Realized	Dividend	Value
	at 9/30/13	Purchases	Sales	at 9/30/14	Gain/(Loss)	Income	at 9/30/14

Janus Contrarian Fund
Blackhawk Network Holdings, Inc.	–	420,546	(252,576)	167,970	$758,486	$–	$5,442,228
Blackhawk Network Holdings, Inc. – Class B	–	2,015,852	–	2,015,852	–	–	65,112,019
Janus Cash Collateral Fund LLC	–	1,363,034,743	(1,027,507,684)	335,527,059	–	1,701,157(1)	335,527,059
Janus Cash Liquidity Fund LLC	1,002,000	1,510,476,078	(1,457,328,608)	54,149,470	–	50,701	54,149,470
Knowles Corp.	–	4,595,571	–	4,595,571	–	–	121,782,631
Lands’ End, Inc.	–	3,012,307	–	3,012,307	–	–	123,866,064
Rayonier Advanced Materials, Inc.	–	2,513,326	–	2,513,326	–	175,933	82,713,559
St Joe Co.	9,446,797	580,917	–	10,027,714	–	–	199,852,340

Total					$758,486	$1,927,791	$988,445,370

Janus Enterprise Fund
Janus Cash Collateral Fund LLC	–	870,039,550	(679,616,647)	190,422,903	$–	$342,192(1)	$190,422,903
Janus Cash Liquidity Fund LLC	179,659,452	367,587,291	(430,508,000)	116,738,743	–	83,718	116,738,743

Total					$–	$425,910	$307,161,646

Janus Forty Fund
Janus Cash Liquidity Fund LLC	67,587,000	731,772,032	(769,720,032)	29,639,000	$–	$8,674	$29,639,000

Janus Fund
Janus Cash Liquidity Fund LLC	89,219,676	1,547,092,908	(1,538,680,181)	97,632,403	$–	$32,340	$97,632,403

Janus Growth and Income Fund
Janus Cash Liquidity Fund LLC	100,537,119	545,587,118	(611,699,237)	34,425,000	$–	$30,330	$34,425,000

Janus Research Fund
Janus Cash Liquidity Fund LLC	46,326,000	608,228,330	(603,550,517)	51,003,813	$–	$17,416	$51,003,813

Janus Triton Fund
AMC Entertainment Holdings, Inc. – Class A	–	1,465,608	–	1,465,608	$–	$435,436	$33,694,328
Blackbaud, Inc.	3,127,672	76,619	(493,224)	2,711,067	1,101,435	1,442,096	106,517,822
DTS, Inc.	1,209,858	–	(1,209,858)	–	(17,196,095)	–	–
Endologix, Inc.	3,200,987	369,458	–	3,570,445	–	–	37,846,717
GrafTech International, Ltd.(2)	9,232,506	627,688	(3,605,366)	6,254,828	(7,057,341)	–	N/A
HEICO Corp. – Class A(3)	2,025,351	506,337	(131,598)	2,400,090	1,936,631	1,181,997	96,723,627
Hibbett Sports, Inc.	1,371,373	–	(46,061)	1,325,312	(149,752)	–	56,498,051
IGI Laboratories, Inc.	–	2,665,784	–	2,665,784	–	–	24,845,107
Janus Cash Collateral Fund LLC	–	1,363,745,644	(935,768,083)	427,977,561	–	1,576,729(1)	427,977,561
Janus Cash Liquidity Fund LLC	236,294,499	953,635,037	(959,813,861)	230,115,675	–	84,243	230,115,675
Measurement Specialties, Inc.(2)	899,535	–	(341,932)	557,603	17,546,451	–	N/A
National CineMedia, Inc.	3,887,562	–	(290,125)	3,597,437	(781,653)	5,237,181	52,198,811
Tennant Co.(2)	957,940	–	(561,327)	396,613	11,957,339	552,415	N/A

Total					$7,357,015	$10,510,097	$1,066,417,699

Janus Twenty Fund
Janus Cash Liquidity Fund LLC	174,225,700	1,771,378,094	(1,945,603,794)	–	$–	$102,117	$–

Janus Venture Fund
Heritage-Crystal Clean, Inc.	1,110,167	–	(332)	1,109,835	$(1,719)	$–	$16,492,148
Janus Cash Collateral Fund LLC	–	916,317,787	(698,803,239)	217,514,548	–	2,052,987(1)	217,514,548
Janus Cash Liquidity Fund LLC	133,297,661	491,079,295	(557,628,000)	66,748,956	–	57,662	66,748,956
Pernix Therapeutics Holdings	–	1,928,653	–	1,928,653	–	–	14,812,055
SP Plus Corp.(2)(4)	1,616,886	–	(568,737)	1,048,149	2,084,530	–	N/A

Total					$2,082,811	$2,110,649	$315,567,707

(1)	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.
(2)	Company was no longer an affiliate as of September 30, 2014.
(3)	Shares were adjusted to reflect a 5 for 4 stock split on October 23, 2013.
(4)	Formerly named Standard Parking Corp.

100 | SEPTEMBER 30, 2014

The following is a summary of the inputs that were used to value the Funds’ investments in securities and other financial instruments as of September 30, 2014. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of September 30, 2014)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs	Unobservable Inputs

Janus Balanced Fund
Assets
Investments in Securities:
Asset-Backed/Commercial Mortgage-Backed Securities	$–	$249,803,962	$–

Bank Loans and Mezzanine Loans	–	95,505,123	–

Common Stock
Beverages	–	52,780,867	–
Food Products	53,910,125	64,375,793	–
Insurance	–	80,071,281	–
Real Estate Management & Development	–	–	68,407,863
All Other	6,310,941,527

Corporate Bonds	–	2,670,237,230	–

Mortgage-Backed Securities	–	1,033,497,552	–

Preferred Stock	–	98,039,788	–

U.S. Treasury Notes/Bonds	–	952,269,507	–

Money Market	–	196,331,633	–

Total Investments in Securities	$6,364,851,652	$5,492,912,736	$68,407,863

Other Financial Instruments(a):
Forward Currency Contracts	$–	$1,055,074	$–

Total Assets	$6,364,851,652	$5,493,967,810	$68,407,863

Janus Contrarian Fund
Assets
Investments in Securities:
Common Stock
Chemicals	$245,747,476	$48,982,952	$–
Containers & Packaging	63,331,309	16,500,390	–
Electrical Equipment	–	37,326,260	–
Pharmaceuticals	604,099,541	27,201,010	–
Real Estate Management & Development	199,852,340	–	15,286,450
Tobacco	–	35,523,649	–
All Other	2,688,937,538	–	–

OTC Purchased Options – Calls	–	56,592,697	–

OTC Purchased Options – Puts	–	31,822,006	–

Money Market	–	54,149,470	–

Investment Purchased with Cash Collateral From Securities Lending	–	335,527,059	–

Total Investments in Securities	$3,801,968,204	$643,625,493	$15,286,450

Other Financial Instruments(a):
Forward Currency Contracts	$–	$85,190	$–
Variation Margin Receivable	685,000	–	–

Total Assets	$3,802,653,204	$643,710,683	$15,286,450

Liabilities
Investments in Securities Sold Short:
Common Stock	$11,973,374	$–	$–

Janus Growth & Core Funds | 101

Notes to Schedules of Investments and Other Information (continued)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs	Unobservable Inputs

Janus Enterprise Fund
Assets
Investments in Securities:
Common Stock
Commercial Services & Supplies	$21,458,554	$25,747,261	$–
Software	295,821,934	–	4,128,216
Textiles, Apparel & Luxury Goods	118,401,552	36,147,175	–
All Other	2,857,728,755	–	–

Money Market	–	116,738,743	–

Investment Purchased with Cash Collateral From Securities Lending	–	190,422,903	–

Total Investments in Securities	$3,293,410,795	$369,056,082	$4,128,216

Other Financial Instruments(a):
Forward Currency Contracts	$–	$3,871,925	$–

Total Assets	$3,293,410,795	$372,928,007	$4,128,216

Janus Forty Fund
Assets
Investments in Securities:
Common Stock
Internet Software & Services	$266,949,293	$52,878,576	$–
All Other	2,229,741,005	–	–

Money Market	–	29,639,000	–

Total Assets	$2,496,690,298	$82,517,576	$–

Janus Fund
Assets
Investments in Securities:
Common Stock
Beverages	$–	$122,019,229	$–
Real Estate Management & Development	42,841,452	–	70,418,986
Semiconductor & Semiconductor Equipment	81,916,152	214,023,327	–
All Other	7,050,579,835	–	–

OTC Purchased Options – Calls	–	5,003,114	–

OTC Purchased Option – Put	–	1,954,350	–

Money Market	–	97,632,403	–

Total Investments in Securities	$7,175,337,439	$440,632,423	$70,418,986

Other Financial Instruments(a):
Forward Currency Contracts	$–	$2,665,931	$–

Total Assets	$7,175,337,439	$443,298,354	$70,418,986

Liabilities
Other Financial Instruments(a):
Options Written, at Value	$–	$9,239,614	$–

102 | SEPTEMBER 30, 2014

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs	Unobservable Inputs

Janus Growth and Income Fund
Assets
Investments in Securities:
Common Stock
Beverages	$49,074,069	$51,963,507	$–
Insurance	23,206,750	54,197,916	–
Real Estate Management & Development	–	–	26,670,609
All Other	3,991,162,502	–	–

Corporate Bonds	–	50,086,400	–

Preferred Stock	–	65,582,324	–

Money Market	–	34,425,000	–

Total Investments in Securities	$4,063,443,321	$256,255,147	$26,670,609

Other Financial Instruments(a):
Forward Currency Contracts	$–	$620,764	$–

Total Assets	$4,063,443,321	$256,875,911	$26,670,609

Janus Research Fund
Assets
Investments in Securities:
Common Stock	$4,215,591,023	$–	$–

Money Market	–	51,003,813	–

Total Assets	$4,215,591,023	$51,003,813	$–

Janus Triton Fund
Assets
Investments in Securities:
Common Stock
Food & Staples Retailing	$33,959,056	$–	$28,628,678
All Other	5,218,442,410	–	–

Exchange-Traded Fund (ETF)	68,600,613	–	–

Money Market	–	230,115,675	–

Investment Purchased with Cash Collateral From Securities Lending	–	427,977,561	–

Total Assets	$5,321,002,079	$658,093,236	$28,628,678

Janus Twenty Fund
Assets
Investments in Securities:
Common Stock
Beverages	$–	$247,798,466	$–
Semiconductor & Semiconductor Equipment	–	215,363,329	–
All Other	8,678,835,395	–	–

OTC Purchased Option – Call	–	6,738,200	–

Total Assets	$8,678,835,395	$469,899,995	$–

Liabilities
Other Financial Instruments(a):
Options Written, at Value	$–	$3,323,910	$–

Janus Growth & Core Funds | 103

Notes to Schedules of Investments and Other Information (continued)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs	Unobservable Inputs

Janus Venture Fund
Assets
Investments in Securities:
Common Stock
Biotechnology	$112,574,266	$3,098,743	$–
Food & Staples Retailing	18,384,883	–	11,529,002
Hotels, Restaurants & Leisure	81,879,877	11,443,586	–
Personal Products	13,137,649	11,598,166	–
All Other	1,962,380,310	–	–

Exchange-Traded Fund (ETF)	12,818,819	–	–

Money Market	–	66,748,956	–

Investment Purchased with Cash Collateral From Securities Lending	–	217,514,548	–

Total Assets	$2,201,175,804	$310,403,999	$11,529,002

(a)	Other financial instruments include futures, forward currency, written options, and swap contracts. Forward currency contracts and swap contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract’s value from trade date. Futures are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Options are reported at their market value at measurement date.

104 | SEPTEMBER 30, 2014

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Janus Growth & Core Funds | 105

Statements of Assets and Liabilities

	Janus	Janus	Janus			Janus Growth	Janus		Janus	Janus
	Balanced	Contrarian	Enterprise	Janus	Janus	and Income	Research	Janus Triton	Twenty	Venture
As of September 30, 2014	Fund	Fund	Fund	Forty Fund	Fund	Fund	Fund	Fund	Fund	Fund

Assets:
Investments at cost	$9,601,821,531	$3,774,205,485	$2,442,067,103	$2,065,566,414	$6,180,290,452	$2,951,031,388	$3,089,945,377	$4,759,305,497	$7,080,017,248	$2,147,772,915
Unaffiliated investments at value(1)	$11,729,840,618	$3,472,434,777	$3,359,433,447	$2,549,568,874	$7,588,756,445	$4,311,944,077	$4,215,591,023	$4,941,306,294	$9,148,735,390	$2,207,541,098
Affiliated investments at value(1)	196,331,633	988,445,370	307,161,646	29,639,000	97,632,403	34,425,000	51,003,813	1,066,417,699	–	315,567,707
Cash	10,297,110	21,088,152	–	–	–	559,911	1,582	–	–	1,994,782
Cash denominated in foreign currency(2)	–	342,004	174,185	–	–	–	–	–	–	–
Restricted cash (Note 1)	–	–	–	–	5,500,000	–	–	–	4,970,000	–
Deposits with broker for short sales	–	13,929,815	–	–	–	–	–	–	–	–
Forward currency contracts	1,055,074	85,190	3,871,925	–	2,665,931	620,764	–	–	–	–
Closed foreign currency contracts	37,948	3,524	185,348	–	15,189	454,716	–	–	–	–
Variation margin receivable	–	685,000	–	–	–	–	–	–	–	–
Non-interested Trustees’ deferred compensation	246,395	86,134	71,966	53,478	159,170	89,740	88,145	113,724	189,966	47,892
Receivables:
Investments sold	58,276,500	34,571,658	–	12,874,553	51,238,886	7,115,425	4,420,890	71,120,173	115,029,103	14,724,049
Fund shares sold	13,318,422	2,716,385	2,311,805	730,436	3,399,154	707,821	1,510,801	3,699,984	828,626	1,359,586
Dividends	8,482,609	5,214,407	1,481,427	1,441,028	6,155,293	7,010,175	3,222,528	1,403,301	10,756,841	543,008
Dividends from affiliates	12,567	181,078	6,397	402	6,537	1,987	2,952	8,744	56	3,424
Foreign dividend tax reclaim	318,901	547,925	–	411,236	131,903	87,947	–	–	372,248	–
Interest	40,955,399	–	–	–	–	263,793	–	–	–	–
Other assets	220,243	99,396	65,184	50,415	145,741	81,107	80,107	105,439	174,265	160,113
Total Assets	12,059,393,419	4,540,430,815	3,674,763,330	2,594,769,422	7,755,806,652	4,363,362,463	4,275,921,841	6,084,175,358	9,281,056,495	2,541,941,659
Liabilities:
Due to custodian	–	–	1,127	6,631	10,039,876	–	–	5,311	25,179,085	–
Collateral for securities loaned (Note 3)	–	335,527,059	190,422,903	–	–	–	–	427,977,561	–	217,514,548
Short sales, at value(3)	–	11,973,374	–	–	–	–	–	–	–	–
Closed foreign currency contracts	–	–	1,278	–	49,867	–	–	–	–	–
Options written, at value(4)	–	–	–	–	9,239,614	–	–	–	3,323,910	–
Payables:
Investments purchased	126,767,531	24,679,186	1,748,027	6,021,907	36,344,159	21,791,297	11,459,106	152,634,681	64,705,936	6,848,784
Fund shares repurchased	30,041,495	4,568,612	2,298,893	23,740,771	3,177,553	1,942,007	1,035,993	7,159,075	3,273,362	1,744,971
Dividends	2,538,777	–	–	–	–	426,624	–	–	–	–
Advisory fees	5,416,815	2,592,287	1,857,964	954,516	3,131,791	2,168,382	2,139,752	2,968,602	4,270,563	1,246,150
Fund administration fees	98,488	34,641	29,030	21,682	64,142	36,140	35,538	46,384	76,707	19,471
Internal servicing cost	23,879	2,228	3,239	9,610	728	619	768	10,776	–	871
Administrative services fees	1,322,055	515,179	434,633	180,610	920,747	594,734	561,673	635,823	1,269,275	290,344
Distribution fees and shareholder servicing fees	1,297,639	61,621	132,485	508,310	15,370	27,702	6,790	412,495	–	11,436
Administrative, networking and omnibus fees	398,178	40,870	87,007	283,428	25,440	18,165	26,945	333,811	–	77,711
Non-interested Trustees’ fees and expenses	78,805	26,982	23,383	19,420	52,114	29,464	28,279	39,911	64,912	16,285
Non-interested Trustees’ deferred compensation fees	246,395	86,134	71,966	53,478	159,170	89,740	88,145	113,724	189,966	47,892
Accrued expenses and other payables	368,017	291,400	235,939	248,141	551,931	402,339	333,526	403,011	554,173	212,026
Total Liabilities	168,598,074	380,399,573	197,347,874	32,048,504	63,772,502	27,527,213	15,716,515	592,741,165	102,907,889	228,030,489
Net Assets	$11,890,795,345	$4,160,031,242	$3,477,415,456	$2,562,720,918	$7,692,034,150	$4,335,835,250	$4,260,205,326	$5,491,434,193	$9,178,148,606	$2,313,911,170

See footnotes at the end of the Statements.

See Notes to Financial Statements.

106 | SEPTEMBER 30, 2014

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Statements of Assets and Liabilities  (continued)

	Janus	Janus	Janus			Janus Growth	Janus		Janus	Janus
	Balanced	Contrarian	Enterprise	Janus	Janus	and Income	Research	Janus Triton	Twenty	Venture
As of September 30, 2014	Fund	Fund	Fund	Forty Fund	Fund	Fund	Fund	Fund	Fund	Fund

Net Assets Consist of:
Capital (par value and paid-in surplus)*	$9,088,733,957	$3,152,633,227	$2,075,779,681	$1,287,394,679	$4,570,939,855	$2,981,137,452	$2,588,411,824	$3,743,055,133	$5,968,512,277	$1,732,128,714
Undistributed net investment income/(loss)*	18,255,049	2,654,949	981,974	(53,478)	8,764,696	12,245,213	14,047,012	(113,724)	35,603,152	(47,892)
Undistributed net realized gain/(loss) from investment and foreign currency transactions*	458,389,560	312,318,410	172,245,020	761,736,757	1,606,626,562	(53,428,936)	481,081,434	500,054,165	1,103,248,508	206,485,982
Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	2,325,416,779	692,424,656	1,228,408,781	513,642,960	1,505,703,037	1,395,881,521	1,176,665,056	1,248,438,619	2,070,784,669	375,344,366
Total Net Assets	$11,890,795,345	$4,160,031,242	$3,477,415,456	$2,562,720,918	$7,692,034,150	$4,335,835,250	$4,260,205,326	$5,491,434,193	$9,178,148,606	$2,313,911,170
Net Assets - Class A Shares	$835,680,986	$75,648,566	$104,169,457	$251,008,836	$14,674,568	$26,418,054	$15,851,148	$487,357,786	N/A	$16,621,349
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	26,874,507	3,273,424	1,240,576	5,991,694	339,774	561,680	341,031	20,896,142	N/A	260,579
Net Asset Value Per Share(5)	$31.10	$23.11	$83.97	$41.89	$43.19	$47.03	$46.48	$23.32	N/A	$63.79
Maximum Offering Price Per Share(6)	$33.00	$24.52	$89.09	$44.45	$45.82	$49.90	$49.32	$24.74	N/A	$67.68
Net Assets - Class C Shares	$996,497,582	$56,097,635	$47,481,426	$297,563,809	$5,349,180	$16,454,228	$3,508,735	$208,869,258	N/A	$7,925,896
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	32,212,767	2,510,616	589,411	7,630,456	126,381	352,540	77,265	9,293,918	N/A	128,155
Net Asset Value Per Share(5)	$30.93	$22.34	$80.56	$39.00	$42.33	$46.67	$45.41	$22.47	N/A	$61.85
Net Assets - Class D Shares	$1,414,363,794	$2,382,591,597	$1,178,379,421	N/A	$5,736,396,498	$2,663,379,837	$2,469,613,839	$830,606,530	$5,969,947,927	$1,340,281,227
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	45,418,511	102,800,363	13,848,738	N/A	132,067,449	56,592,961	52,748,244	35,239,980	91,316,020	20,723,560
Net Asset Value Per Share	$31.14	$23.18	$85.09	N/A	$43.44	$47.06	$46.82	$23.57	$65.38	$64.67
Net Assets - Class I Shares	$1,306,391,173	$329,244,959	$547,203,973	$1,095,563,757	$265,667,386	$54,747,559	$196,908,013	$1,130,108,561	N/A	$206,130,195
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	41,941,607	14,193,582	6,399,338	25,913,557	6,112,311	1,162,952	4,207,089	47,733,404	N/A	3,182,995
Net Asset Value Per Share	$31.15	$23.20	$85.51	$42.28	$43.46	$47.08	$46.80	$23.68	N/A	$64.76
Net Assets - Class N Shares	$1,648,664,707	N/A	$81,346,170	$68,809,820	$18,842,908	N/A	$66,011,386	$217,788,930	N/A	$6,486,153
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	52,987,964	N/A	949,975	1,628,129	433,079	N/A	1,409,948	9,186,791	N/A	99,982
Net Asset Value Per Share	$31.11	N/A	$85.63	$42.26	$43.51	N/A	$46.82	$23.71	N/A	$64.87
Net Assets - Class R Shares	$309,886,894	$1,993,657	$70,573,203	$136,575,425	$2,786,784	$3,225,336	N/A	$144,014,450	N/A	N/A
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	9,999,170	87,406	855,857	3,398,365	64,954	68,831	N/A	6,253,696	N/A	N/A
Net Asset Value Per Share	$30.99	$22.81	$82.46	$40.19	$42.90	$46.86	N/A	$23.03	N/A	N/A
Net Assets - Class S Shares	$837,505,138	$6,345,666	$199,830,939	$687,468,623	$30,752,387	$33,405,350	$3,058,866	$336,291,823	N/A	$6,792,011
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	26,937,955	274,867	2,388,908	16,682,760	708,092	710,570	66,226	14,500,720	N/A	106,737
Net Asset Value Per Share	$31.09	$23.09	$83.65	$41.21	$43.43	$47.01	$46.19	$23.19	N/A	$63.63
Net Assets - Class T Shares	$4,541,805,071	$1,308,109,162	$1,248,430,867	$25,730,648	$1,617,564,439	$1,538,204,886	$1,505,253,339	$2,136,396,855	$3,208,200,679	$729,674,339
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	145,965,525	56,513,295	14,725,035	622,370	37,183,512	32,701,258	32,165,911	91,013,679	49,107,816	11,357,633
Net Asset Value Per Share	$31.12	$23.15	$84.78	$41.34	$43.50	$47.04	$46.80	$23.47	$65.33	$64.25

*	See “Federal Income Tax” in Notes to Financial Statements.
(1)	Unaffiliated/Affiliated investments at value includes $326,728,847, $186,029,846, $418,278,770 and $212,334,558 of securities loaned for Janus Contrarian Fund, Janus Enterprise Fund, Janus Triton Fund and Janus Venture Fund, respectively. See Note 3 in Notes to Financial Statements.
(2)	Includes cost of $342,004 and $174,185 for Janus Contrarian Fund and Janus Enterprise Fund, respectively.
(3)	Proceeds $13,929,815 for Janus Contrarian Fund.
(4)	Premiums received $6,197,828 and $5,535,200 for Janus Fund and Janus Twenty Fund, respectively.
(5)	Redemption price per share may be reduced for any applicable contingent deferred sales charge.
(6)	Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

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Statements of Operations

	Janus	Janus	Janus			Janus	Janus	Janus	Janus	Janus
	Balanced	Contrarian	Enterprise	Janus	Janus	Growth and	Research	Triton	Twenty	Venture
For the year ended September 30, 2014	Fund	Fund	Fund	Forty Fund	Fund	Income Fund	Fund	Fund	Fund	Fund

Investment Income:
Interest	$154,651,587	$–	$–	$–	$–	$7,707,257	$–	$–	$–	$–
Affiliated securities lending income, net	–	1,701,157	342,192	–	–	–	–	1,576,729	–	2,052,987
Dividends	133,361,916	38,213,835	30,989,486	18,621,736	77,938,993	114,636,641	48,442,002	31,785,804	146,206,992	13,586,213
Dividends from affiliates	117,808	226,634	83,718	8,674	32,340	30,330	17,416	8,933,368	102,117	57,662
Other income	1,285,111	2,791	–	12,309	18,084	697,759	–	67	184	–
Foreign tax withheld	(85,653)	(709,950)	(805,967)	(425,238)	(913,716)	(84,327)	(29,099)	(322,236)	–	(135,175)
Total Investment Income	289,330,769	39,434,467	30,609,429	18,217,481	77,075,701	122,987,660	48,430,319	41,973,732	146,309,293	15,561,687
Expenses:
Advisory fees	62,221,197	22,957,809	21,562,310	13,842,186	36,382,403	25,367,292	21,366,450	37,029,774	51,096,303	14,804,546
Internal servicing expense - Class A Shares	87,418	4,730	10,358	37,378	–	2,860	1,910	60,327	N/A	13,041
Internal servicing expense - Class C Shares	141,397	5,323	6,649	55,565	896	2,579	492	36,213	N/A	928
Internal servicing expense - Class I Shares	47,443	7,644	24,100	39,299	6,733	1,874	6,646	57,317	N/A	6,338
Shareholder reports expense	617,688	433,620	368,090	282,009	739,514	423,117	537,296	784,844	749,760	322,683
Transfer agent fees and expenses	378,952	660,931	450,168	43,923	1,234,759	717,074	825,549	299,630	1,058,222	256,610
Registration fees	364,143	213,255	197,625	189,461	169,316	149,363	151,218	293,431	77,225	153,245
Custodian fees	65,808	58,204	47,469	31,915	90,365	30,667	20,276	33,932	59,023	19,516
Professional fees	162,771	82,179	75,794	72,051	133,040	94,185	125,687	97,595	128,988	68,794
Non-interested Trustees’ fees and expenses	316,982	106,594	92,693	75,023	198,049	118,635	114,632	157,397	263,229	63,648
Short sales interest expense	–	4,969	–	–	–	–	–	–	–	–
Stock loan fees	–	27,797	–	–	–	–	–	–	–	–
Fund administration fees	1,035,653	347,358	308,166	260,091	684,824	386,266	372,930	528,350	866,155	211,202
Administrative services fees - Class D Shares	1,660,095	2,710,144	1,411,063	N/A	6,729,490	3,113,278	2,860,712	1,049,440	7,135,128	1,651,067
Administrative services fees - Class R Shares	740,869	4,776	166,919	377,052	8,168	7,329	N/A	359,687	N/A	N/A
Administrative services fees - Class S Shares	2,111,900	12,826	570,932	3,039,499	94,970	92,977	6,483	819,594	N/A	15,969
Administrative services fees - Class T Shares	10,938,015	3,096,662	2,949,323	76,451	4,223,708	3,759,634	3,665,705	5,601,733	8,954,614	1,811,832
Distribution fees and shareholder servicing fees - Class A Shares	2,098,400	115,749	254,167	884,724	36,071	70,409	46,216	1,447,494	N/A	114,650
Distribution fees and shareholder servicing fees - Class C Shares	8,741,361	341,895	404,632	3,204,626	52,450	153,685	30,907	2,109,763	N/A	65,479
Distribution fees and shareholder servicing fees - Class R Shares	1,478,767	9,408	333,838	753,607	16,337	14,658	N/A	719,373	N/A	N/A
Distribution fees and shareholder servicing fees - Class S Shares	2,111,900	12,826	570,932	3,039,499	94,970	92,977	6,483	819,594	N/A	15,969
Administrative, networking and omnibus fees - Class A Shares	918,576	44,129	228,262	512,508	24,700	19,322	21,438	1,202,621	N/A	97,247
Administrative, networking and omnibus fees - Class C Shares	775,151	42,614	51,732	433,342	6,496	16,979	3,150	344,131	N/A	7,996
Administrative, networking and omnibus fees - Class I Shares	727,891	109,635	393,650	657,215	159,738	46,605	136,432	1,354,634	N/A	98,863
Other expenses	636,624	210,465	181,041	178,931	422,750	231,927	219,033	335,805	510,871	140,805
Total Expenses	98,379,001	31,621,542	30,659,913	28,086,355	51,509,747	34,913,692	30,519,645	55,542,679	70,899,518	19,940,428
Less: Expense and Fee Offset	(2,609)	(1,656)	(1,371)	(952)	(2,632)	(1,810)	(2,032)	(2,190)	(2,307)	(881)
Less: Excess Expense Reimbursement	(163,365)	(91,469)	(73,809)	(655,846)	(216,802)	(113,051)	(116,629)	(92,282)	(294,083)	(52,061)
Net Expenses	98,213,027	31,528,417	30,584,733	27,429,557	51,290,313	34,798,831	30,400,984	55,448,207	70,603,128	19,887,486
Net Investment Income/(Loss)	191,117,742	7,906,050	24,696	(9,212,076)	25,785,388	88,188,829	18,029,335	(13,474,475)	75,706,165	(4,325,799)
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	489,458,718	653,332,136	235,047,187	782,228,804	1,590,326,386	194,416,720	525,310,072	529,279,529	1,353,376,092	246,273,414
Investments in affiliates	–	758,486	–	–	–	–	–	7,357,015	–	2,082,811
Futures contracts	–	(19,361,353)	–	–	–	–	–	–	–	–
Short sales	–	3,660,398	–	–	–	–	–	–	–	–
Swap contracts	–	–	–	–	–	–	–	8,478,717	–	–
Written options contracts	–	4,702,013	–	–	6,205,919	–	–	–	–	–
Total Net Realized Gain/(Loss) on Investments	489,458,718	643,091,680	235,047,187	782,228,804	1,596,532,305	194,416,720	525,310,072	545,115,261	1,353,376,092	248,356,225

See Notes to Financial Statements.

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Statements of Operations  (continued)

	Janus	Janus	Janus			Janus	Janus	Janus	Janus	Janus
	Balanced	Contrarian	Enterprise	Janus	Janus	Growth and	Research	Triton	Twenty	Venture
For the year ended September 30, 2014	Fund	Fund	Fund	Forty Fund	Fund	Income Fund	Fund	Fund	Fund	Fund

Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	$538,347,032	$145,018,290	$145,606,344	$(413,512,874)	$(482,430,903)	$367,046,598	$179,970,407	$(69,861,799)	$(135,578,104)	$(106,994,436)
Futures contracts	–	(2,654,258)	–	–	–	–	–	–	–	–
Short sales	–	2,193,353	–	–	–	–	–	–	–	–
Swap contracts	–	–	–	–	–	–	–	(807,662)	–	–
Written options contracts	–	1,057,752	–	–	(2,775,135)	–	–	–	2,211,290	–
Total Change in Unrealized Net Appreciation/Depreciation	538,347,032	145,615,137	145,606,344	(413,512,874)	(485,206,038)	367,046,598	179,970,407	(70,669,461)	(133,366,814)	(106,994,436)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$1,218,923,492	$796,612,867	$380,678,227	$359,503,854	$1,137,111,655	$649,652,147	$723,309,814	$460,971,325	$1,295,715,443	$137,035,990

See Notes to Financial Statements.

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Statements of Changes in Net Assets

	Janus		Janus		Janus		Janus				Janus Growth and
	Balanced Fund		Contrarian Fund		Enterprise Fund		Forty Fund		Janus Fund		Income Fund
For each year ended September 30	2014	2013(1)	2014	2013(1)	2014	2013(1)	2014	2013(1)	2014	2013(1)	2014	2013(1)

Operations:
Net investment income/(loss)	$191,117,742	$163,769,209	$7,906,050	$10,702,940	$24,696	$9,639,277	$(9,212,076)	$24,328,134	$25,785,388	$64,448,645	$88,188,829	$81,062,531
Net realized gain/(loss) on investments	489,458,718	361,410,777	643,091,680	325,064,498	235,047,187	194,780,715	782,228,804	975,806,934	1,596,532,305	1,215,864,162	194,416,720	365,655,927
Change in unrealized net appreciation/depreciation	538,347,032	651,980,124	145,615,137	470,376,091	145,606,344	449,463,660	(413,512,874)	(376,581,910)	(485,206,038)	111,395,256	367,046,598	278,606,431
Net Increase/(Decrease) in Net Assets Resulting from Operations	1,218,923,492	1,177,160,110	796,612,867	806,143,529	380,678,227	653,883,652	359,503,854	623,553,158	1,137,111,655	1,391,708,063	649,652,147	725,324,889
Dividends and Distributions to Shareholders:
Net Investment Income*
Class A Shares	(12,901,179)	(12,406,992)	(4,939)	(143,477)	–	–	(3,139,527)	(1,600,821)	–	(7,648,093)	(454,067)	(366,867)
Class C Shares	(8,130,273)	(6,806,049)	–	–	–	–	(474,345)	–	–	–	(146,669)	(129,668)
Class D Shares	(24,016,718)	(23,882,399)	(4,076,137)	(16,879,992)	(1,574,457)	–	N/A	N/A	(19,624,172)	(40,321,129)	(46,552,060)	(40,875,829)
Class I Shares	(21,537,975)	(26,922,708)	(312,235)	(477,663)	(1,226,479)	–	(8,593,212)	(6,548,757)	(593,856)	(1,229,099)	(888,710)	(484,472)
Class N Shares	(29,097,852)	(17,958,363)	N/A	N/A	(38,396)	–	(509,610)	(197,827)	(66,656)	(3,588,161)	N/A	N/A
Class R Shares	(3,579,618)	(3,723,025)	–	(701)	–	–	(753,082)	–	(2,106)	(1,568)	(38,958)	(33,541)
Class S Shares	(12,040,711)	(13,449,433)	–	(3,223)	–	–	(10,406,759)	(4,196,193)	(64,152)	(106,093)	(558,599)	(584,103)
Class T Shares	(72,575,574)	(70,255,325)	(1,515,990)	(6,903,335)	(1,154,367)	–	(330,275)	(300,941)	(5,280,453)	(9,186,893)	(25,868,230)	(23,657,724)
Net Realized Gain from Investment Transactions*
Class A Shares	(22,326,273)	(19,302,530)	–	–	(5,187,737)	(2,424,885)	(70,676,995)	–	(88,185)	–	–	–
Class C Shares	(22,100,124)	(16,349,997)	–	–	(2,057,270)	(880,537)	(64,091,310)	–	(25,299)	–	–	–
Class D Shares	(37,740,218)	(34,224,089)	–	–	(59,385,708)	(31,201,506)	N/A	N/A	(26,654,269)	–	–	–
Class I Shares	(30,277,961)	(59,384,036)	–	–	(27,253,992)	(12,508,555)	(140,020,751)	–	(715,340)	–	–	–
Class N Shares	(42,049,258)	(1,146,226)	N/A	N/A	(717,033)	(242,914)	(7,536,473)	–	(92,497)	–	N/A	N/A
Class R Shares	(8,020,188)	(7,217,511)	–	–	(3,334,026)	(1,636,504)	(29,361,579)	–	(17,718)	–	–	–
Class S Shares	(23,889,686)	(23,208,588)	–	–	(13,940,884)	(6,781,978)	(260,008,601)	–	(200,134)	–	–	–
Class T Shares	(117,336,667)	(105,253,993)	–	–	(59,092,470)	(28,587,181)	(6,842,546)	–	(8,242,065)	–	–	–
Net Decrease from Dividends and Distributions to Shareholders	(487,620,275)	(441,491,264)	(5,909,301)	(24,408,391)	(174,962,819)	(84,264,060)	(602,745,065)	(12,844,539)	(61,666,902)	(62,081,036)	(74,507,293)	(66,132,204)

See footnotes at the end of the Statements.

See Notes to Financial Statements.

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Statements of Changes in Net Assets  (continued)

	Janus		Janus		Janus		Janus				Janus Growth and
	Balanced Fund		Contrarian Fund		Enterprise Fund		Forty Fund		Janus Fund		Income Fund
For each year ended September 30	2014	2013(1)	2014	2013(1)	2014	2013(1)	2014	2013(1)	2014	2013(1)	2014	2013(1)

Capital Share Transactions:
Shares Sold
Class A Shares	287,423,878	225,563,454	57,257,857	6,010,762	39,659,375	31,633,141	67,703,786	80,736,003	2,766,428	367,888,361	4,755,508	7,192,358
Class C Shares	326,767,890	204,183,748	33,365,683	1,732,347	15,508,422	10,176,699	44,493,349	28,172,896	678,833	897,655	2,127,955	2,612,102
Class D Shares	115,719,488	127,491,518	116,394,836	86,293,261	52,943,933	71,738,767	N/A	N/A	92,655,179	94,589,634	80,905,688	89,286,885
Class I Shares	578,836,306	417,555,819	265,244,632	40,689,995	158,713,996	114,344,632	679,790,681	239,233,134	135,042,753	16,624,007	27,389,044	8,775,252
Class N Shares	285,323,466	1,453,464,096	N/A	N/A	71,727,680	11,614,972	58,465,490	49,389,734	1,370,479	313,210,011	N/A	N/A
Class R Shares	87,834,648	92,653,636	955,570	292,318	24,688,812	22,165,017	24,717,937	24,884,525	1,077,684	955,228	861,956	542,620
Class S Shares	162,185,684	195,308,338	4,268,514	396,154	54,616,007	71,086,213	98,214,598	149,362,311	7,703,346	6,390,052	4,313,084	7,119,756
Class T Shares	873,364,234	756,498,391	403,549,761	198,043,513	264,734,719	199,197,891	12,469,867	23,576,515	142,408,479	127,801,367	173,999,616	128,531,737
Reinvested Dividends and Distributions
Class A Shares	29,489,372	26,542,829	4,784	127,027	3,951,671	1,979,101	60,863,618	1,280,471	81,516	7,638,073	440,574	355,710
Class C Shares	23,545,164	17,673,632	–	–	1,622,727	669,316	37,966,676	–	14,468	–	130,017	113,047
Class D Shares	60,650,327	57,020,138	4,000,437	16,565,821	59,992,505	30,725,230	N/A	N/A	44,826,283	38,989,913	45,452,587	39,901,176
Class I Shares	39,867,474	77,878,496	291,293	438,826	15,761,735	6,274,155	108,875,283	5,225,655	1,249,915	1,190,065	778,248	415,790
Class N Shares	71,147,110	19,104,588	N/A	N/A	755,429	242,914	8,046,083	197,827	159,153	3,588,161	N/A	N/A
Class R Shares	10,716,613	10,096,107	–	701	2,997,804	1,483,720	26,232,840	–	18,271	1,421	38,805	33,210
Class S Shares	35,861,404	36,621,281	–	3,223	13,900,200	6,757,295	268,748,610	4,169,789	262,629	105,470	556,882	581,850
Class T Shares	187,912,147	173,613,880	1,487,245	6,752,191	59,272,086	28,146,179	7,164,719	300,883	13,137,853	8,879,562	25,101,134	22,952,445
Shares Repurchased
Class A Shares	(302,150,859)	(196,667,787)	(14,819,124)	(11,457,608)	(39,580,205)	(27,000,851)	(239,032,377)	(188,056,597)	(8,236,474)	(1,655,852,851)	(8,396,886)	(11,236,570)
Class C Shares	(116,261,652)	(97,840,380)	(4,487,427)	(5,357,740)	(7,370,486)	(6,209,005)	(83,826,728)	(98,161,617)	(1,058,385)	(2,169,093)	(1,813,256)	(2,782,713)
Class D Shares	(141,381,145)	(147,127,134)	(203,304,825)	(228,433,931)	(114,963,599)	(119,807,782)	N/A	N/A	(461,797,495)	(479,064,733)	(230,126,416)	(241,879,119)
Class I Shares	(350,958,703)	(1,548,424,019)	(52,213,653)	(19,247,566)	(152,122,917)	(83,972,264)	(459,897,811)	(637,725,733)	(30,705,982)	(43,029,319)	(10,104,944)	(6,547,724)
Class N Shares	(239,719,640)	(188,838,992)	N/A	N/A	(4,825,429)	(3,998,658)	(16,874,469)	(32,563,965)	(12,004,931)	(361,892,699)	N/A	N/A
Class R Shares	(87,775,026)	(78,412,160)	(1,000,626)	(1,027,767)	(21,107,531)	(22,165,001)	(63,704,485)	(72,775,272)	(2,020,220)	(600,912)	(739,266)	(711,573)
Class S Shares	(254,321,039)	(246,372,959)	(911,966)	(1,478,408)	(133,240,178)	(65,874,855)	(981,297,271)	(692,732,168)	(23,746,270)	(16,335,984)	(15,273,822)	(13,856,368)
Class T Shares	(783,459,489)	(787,470,776)	(339,376,709)	(235,300,452)	(215,142,082)	(181,014,245)	(27,914,031)	(49,551,455)	(420,047,436)	(737,601,328)	(264,072,315)	(323,812,325)
Net Increase/(Decrease) from Capital Share Transactions	900,617,652	600,115,744	270,706,282	(144,957,333)	152,494,674	98,192,581	(368,793,635)	(1,165,037,064)	(516,163,924)	(2,307,797,939)	(163,675,807)	(292,412,454)
Net Increase/(Decrease) in Net Assets	1,631,920,869	1,335,784,590	1,061,409,848	636,777,805	358,210,082	667,812,173	(612,034,846)	(554,328,445)	559,280,829	(978,170,912)	411,469,047	366,780,231
Net Assets:
Beginning of period	10,258,874,476	8,923,089,886	3,098,621,394	2,461,843,589	3,119,205,374	2,451,393,201	3,174,755,764	3,729,084,209	7,132,753,321	8,110,924,233	3,924,366,203	3,557,585,972
End of period	$11,890,795,345	$10,258,874,476	$4,160,031,242	$3,098,621,394	$3,477,415,456	$3,119,205,374	$2,562,720,918	$3,174,755,764	$7,692,034,150	$7,132,753,321	$4,335,835,250	$3,924,366,203

Undistributed Net Investment Income/(Loss)*	$18,255,049	$11,006,186	$2,654,949	$445,332	$981,974	$3,933,868	$(53,478)	$24,146,349	$8,764,696	$25,496,070	$12,245,213	$8,635,846

*	See “Federal Income Tax” in Notes to Financial Statements.
(1)	Amounts reflect current year presentation. Prior year amounts were disclosed in thousands.

See Notes to Financial Statements.

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Statements of Changes in Net Assets  (continued)

	Janus Research		Janus Triton		Janus Twenty		Janus Venture
	Fund		Fund		Fund		Fund
For each year ended September 30	2014	2013(1)	2014	2013(1)	2014	2013(1)	2014	2013(1)

Operations:
Net investment income/(loss)	$18,029,335	$29,219,156	$(13,474,475)	$12,975,074	$75,706,165	$65,109,178	$(4,325,799)	$5,332,886
Net realized gain/(loss) on investments	525,310,072	331,566,465	545,115,261	239,006,998	1,353,376,092	2,084,767,034	248,356,225	323,538,490
Change in unrealized net appreciation/depreciation	179,970,407	371,073,743	(70,669,461)	1,002,057,353	(133,366,814)	(604,714,929)	(106,994,436)	269,341,187
Net Increase/(Decrease) in Net Assets Resulting from Operations	723,309,814	731,859,364	460,971,325	1,254,039,425	1,295,715,443	1,545,161,283	137,035,990	598,212,563
Dividends and Distributions to Shareholders:
Net Investment Income*
Class A Shares	(58,429)	(60,502)	–	(298,607)	N/A	N/A	–	–
Class C Shares	–	–	–	–	N/A	N/A	–	–
Class D Shares	(10,495,368)	(14,557,374)	–	(1,696,295)	(35,971,282)	(41,488,609)	–	–
Class I Shares	(781,633)	(952,530)	–	(3,353,989)	N/A	N/A	–	–
Class N Shares	(280,488)	(445,067)	–	(275,648)	N/A	N/A	–	–
Class R Shares	N/A	N/A	–	–	N/A	N/A	N/A	N/A
Class S Shares	(15,266)	(2,825)	–	(164,759)	N/A	N/A	–	–
Class T Shares	(5,771,137)	(8,578,117)	–	(2,885,948)	(19,549,723)	(23,330,062)	–	–
Net Realized Gain from Investment Transactions*
Class A Shares	(53,963)	–	(23,023,900)	(17,285,373)	N/A	N/A	(7,243,110)	(24,863,996)
Class C Shares	(8,830)	–	(8,454,935)	(5,914,215)	N/A	N/A	(862,562)	(63,878)
Class D Shares	(7,026,338)	–	(32,997,488)	(27,941,314)	(1,335,477,342)	–	(203,840,778)	(113,402,747)
Class I Shares	(456,215)	–	(49,639,274)	(41,452,970)	N/A	N/A	(20,128,824)	(5,452,003)
Class N Shares	(149,008)	–	(4,806,746)	(2,757,263)	N/A	N/A	(1,039,789)	(547,406)
Class R Shares	N/A	N/A	(5,279,922)	(2,343,243)	N/A	N/A	N/A	N/A
Class S Shares	(9,466)	–	(12,053,837)	(6,878,149)	N/A	N/A	(919,357)	(83,120)
Class T Shares	(4,339,320)	–	(84,421,860)	(66,050,589)	(847,822,924)	–	(103,805,136)	(57,540,612)
Net Decrease from Dividends and Distributions to Shareholders	(29,445,461)	(24,596,415)	(220,677,962)	(179,298,362)	(2,238,821,271)	(64,818,671)	(337,839,556)	(201,953,762)

See footnotes at the end of the Statements.

See Notes to Financial Statements.

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Statements of Changes in Net Assets  (continued)

	Janus Research		Janus Triton		Janus Twenty		Janus Venture
	Fund		Fund		Fund		Fund
For each year ended September 30	2014	2013(1)	2014	2013(1)	2014	2013(1)	2014	2013(1)

Capital Share Transactions:
Shares Sold
Class A Shares	6,129,084	4,801,162	155,390,489	320,926,194	N/A	N/A	17,515,218	97,239,431
Class C Shares	1,069,754	724,114	49,929,035	84,782,272	N/A	N/A	4,888,512	3,680,688
Class D Shares	79,624,238	65,474,984	120,176,729	184,312,754	98,659,130	100,175,892	79,819,813	76,444,819
Class I Shares	79,836,942	52,078,884	399,048,228	729,080,202	N/A	N/A	121,173,390	93,670,253
Class N Shares	19,379,191	33,284,846	116,153,071	81,767,226	N/A	N/A	2,576,291	2,028,621
Class R Shares	N/A	N/A	57,284,565	81,499,651	N/A	N/A	N/A	N/A
Class S Shares	2,438,281	213,041	120,837,446	192,671,092	N/A	N/A	3,802,604	6,869,130
Class T Shares	163,714,344	130,454,612	509,504,846	846,757,462	228,774,147	284,062,696	288,964,867	325,273,336
Reinvested Dividends and Distributions
Class A Shares	111,465	59,648	19,507,920	14,859,933	N/A	N/A	7,237,855	24,767,413
Class C Shares	8,663	–	6,718,282	4,392,910	N/A	N/A	858,572	62,713
Class D Shares	17,208,136	14,311,658	32,616,963	29,272,271	1,335,331,453	40,346,270	196,581,536	109,207,876
Class I Shares	1,048,401	802,456	43,358,892	32,947,389	N/A	N/A	19,123,185	5,427,821
Class N Shares	429,496	445,067	4,748,319	2,978,550	N/A	N/A	1,039,789	547,406
Class R Shares	N/A	N/A	4,498,747	1,797,017	N/A	N/A	N/A	N/A
Class S Shares	24,732	2,825	11,838,549	6,910,717	N/A	N/A	919,357	83,120
Class T Shares	9,952,876	8,452,808	83,819,214	68,447,399	853,100,342	22,978,037	101,318,138	56,375,221
Shares Repurchased
Class A Shares	(9,658,008)	(4,556,258)	(293,298,517)	(201,368,386)	N/A	N/A	(47,925,485)	(326,913,645)
Class C Shares	(557,693)	(670,025)	(56,781,025)	(40,277,453)	N/A	N/A	(1,653,918)	(160,758)
Class D Shares	(192,308,302)	(201,894,196)	(186,476,796)	(157,283,305)	(500,086,439)	(513,618,848)	(149,372,724)	(119,507,340)
Class I Shares	(49,255,036)	(41,638,224)	(680,766,283)	(520,411,588)	N/A	N/A	(50,539,751)	(20,026,093)
Class N Shares	(6,862,325)	(42,572,886)	(30,988,627)	(41,550,908)	N/A	N/A	(3,228,340)	(775,389)
Class R Shares	N/A	N/A	(48,497,683)	(20,247,791)	N/A	N/A	N/A	N/A
Class S Shares	(610,899)	(64,101)	(103,030,506)	(72,560,868)	N/A	N/A	(3,405,974)	(1,600,066)
Class T Shares	(254,417,616)	(417,054,943)	(687,252,941)	(571,739,113)	(1,089,275,564)	(760,926,697)	(243,759,158)	(355,098,654)
Net Increase/(Decrease) from Capital Share Transactions	(132,694,276)	(397,344,528)	(351,661,083)	1,057,963,627	926,503,069	(826,982,650)	345,933,777	(22,404,097)
Net Increase/(Decrease) in Net Assets	561,170,077	309,918,421	(111,367,720)	2,132,704,690	(16,602,759)	653,359,962	145,130,211	373,854,704
Net Assets:
Beginning of period	3,699,035,249	3,389,116,828	5,602,801,913	3,470,097,223	9,194,751,365	8,541,391,403	2,168,780,959	1,794,926,255
End of period	$4,260,205,326	$3,699,035,249	$5,491,434,193	$5,602,801,913	$9,178,148,606	$9,194,751,365	$2,313,911,170	$2,168,780,959

Undistributed Net Investment Income/(Loss)*	$14,047,012	$17,331,828	$(113,724)	$(10,815,011)	$35,603,152	$31,785,588	$(47,892)	$(41,512)

*	See “Federal Income Tax” in Notes to Financial Statements.
(1)	Amounts reflect current year presentation. Prior year amounts were disclosed in thousands.

See Notes to Financial Statements.

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Financial Highlights

Class A Shares

For a share outstanding during each year or period ended	Janus Balanced Fund
September 30 and the period ended October 31, 2009	2014	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$29.11	$27.01	$23.19	$25.10	$23.43	$21.31
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.49(3)	0.51	0.50	0.51	0.56	(0.05)
Net gain/(loss) on investments (both realized and unrealized)	2.83	2.90	4.22	(1.14)	1.60	2.28
Total from Investment Operations	3.32	3.41	4.72	(0.63)	2.16	2.23
Less Distributions and Other:
Dividends (from net investment income)*	(0.47)	(0.50)	(0.49)	(0.50)	(0.49)	(0.11)
Distributions (from capital gains)*	(0.86)	(0.81)	(0.41)	(0.78)	–	–
Return of capital	–	–	–	–	–	–(4)
Total Distributions and Other	(1.33)	(1.31)	(0.90)	(1.28)	(0.49)	(0.11)
Net Asset Value, End of Period	$31.10	$29.11	$27.01	$23.19	$25.10	$23.43
Total Return**	11.65%	13.12%	20.70%	(2.85)%	9.30%	10.43%
Net Assets, End of Period (in thousands)	$835,681	$765,049	$656,171	$526,178	$513,494	$314,935
Average Net Assets for the Period (in thousands)	$839,360	$690,266	$610,115	$566,145	$436,234	$288,992
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.95%	0.94%	0.98%	0.91%	0.93%	0.89%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.95%	0.94%	0.98%	0.91%	0.93%	0.89%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.61%	1.66%	1.87%	2.03%	2.37%	2.35%
Portfolio Turnover Rate	72%	78%	84%	94%	76%	158%

Class A Shares

For a share outstanding during each year or period ended	Janus Contrarian Fund
September 30 and the period ended October 31, 2009	2014	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$18.48	$13.91	$11.29	$13.97	$11.68	$10.42
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.02(3)	0.01	0.04	(0.06)	0.01	(0.02)
Net gain/(loss) on investments (both realized and unrealized)	4.61	4.65	2.58	(2.60)	2.28	1.28
Total from Investment Operations	4.63	4.66	2.62	(2.66)	2.29	1.26
Less Distributions:
Dividends (from net investment income)*	–(4)	(0.09)	–	(0.02)	–	–
Distributions (from capital gains)*	–	–	–	–	–	–
Total Distributions	–	(0.09)	–	(0.02)	–	–
Net Asset Value, End of Period	$23.11	$18.48	$13.91	$11.29	$13.97	$11.68
Total Return**	25.08%	33.67%	23.21%	(19.09)%	19.61%	12.09%
Net Assets, End of Period (in thousands)	$75,649	$25,397	$23,930	$33,491	$73,013	$68,166
Average Net Assets for the Period (in thousands)	$46,300	$24,023	$28,841	$64,181	$72,658	$76,549
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.02%	0.85%	0.91%	0.90%	1.06%	1.43%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.02%	0.85%	0.91%	0.90%	1.06%	1.34%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.10%	0.22%	0.50%	0.30%	0.11%	(0.36)%
Portfolio Turnover Rate	61%	66%	53%	130%	95%	80%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Per share amounts are calculated based on average shares outstanding during the year.
(4)	Less than $0.005 on a per share basis.

See Notes to Financial Statements.

122 | SEPTEMBER 30, 2014

Class A Shares

For a share outstanding during each year or period ended	Janus Enterprise Fund
September 30 and the period ended October 31, 2009	2014	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$79.08	$64.53	$52.43	$52.14	$42.46	$36.63
Income/(Loss) from Investment Operations:
Net investment income/(loss)	(0.21)(3)	0.12	(0.27)	(0.12)	(0.11)	–(4)
Net gain/(loss) on investments (both realized and unrealized)	9.44	16.70	12.37	0.41	9.79	5.83
Total from Investment Operations	9.23	16.82	12.10	0.29	9.68	5.83
Less Distributions:
Dividends (from net investment income)*	–	–	–	–	–	–
Distributions (from capital gains)*	(4.34)	(2.27)	–	–	–	–
Total Distributions	(4.34)	(2.27)	–	–	–	–
Net Asset Value, End of Period	$83.97	$79.08	$64.53	$52.43	$52.14	$42.46
Total Return**	12.07%	26.78%	23.08%	0.56%	22.80%	15.92%
Net Assets, End of Period (in thousands)	$104,169	$93,983	$70,811	$61,773	$75,980	$74,709
Average Net Assets for the Period (in thousands)	$101,667	$80,016	$69,350	$77,990	$76,703	$79,792
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.16%	1.12%	1.23%	1.05%	1.15%	1.21%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.16%	1.09%	1.17%	1.04%	1.15%	1.19%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.25)%	0.18%	(0.39)%	(0.45)%	(0.41)%	(0.23)%
Portfolio Turnover Rate	17%	17%	14%	19%	22%	41%

Class A Shares

	Janus Forty Fund
For a share outstanding during each year ended September 30	2014	2013	2012	2011	2010

Net Asset Value, Beginning of Period	$45.79	$38.43	$29.11	$31.00	$30.52
Income/(Loss) from Investment Operations:
Net investment income/(loss)	(0.13)(3)	0.53	0.35	0.34	0.12
Net gain/(loss) on investments (both realized and unrealized)	5.38	6.98	9.12	(2.23)	0.36
Total from Investment Operations	5.25	7.51	9.47	(1.89)	0.48
Less Distributions:
Dividends (from net investment income)*	(0.39)	(0.15)	(0.15)	–	–
Distributions (from capital gains)*	(8.76)	–	–	–	–
Total Distributions	(9.15)	(0.15)	(0.15)	–	–
Net Asset Value, End of Period	$41.89	$45.79	$38.43	$29.11	$31.00
Total Return	12.72%	19.61%	32.66%	(6.10)%	1.57%
Net Assets, End of Period (in thousands)	$251,009	$390,945	$425,598	$452,606	$854,798
Average Net Assets for the Period (in thousands)	$353,889	$409,492	$437,738	$741,870	$956,800
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets	0.92%	0.86%	1.00%	0.97%	1.09%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets	0.92%	0.84%	0.88%	0.97%	1.03%
Ratio of Net Investment Income/(Loss) to Average Net Assets	(0.30)%	0.71%	0.41%	0.35%	(0.17)%
Portfolio Turnover Rate	51%	43%	9%	51%	40%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Per share amounts are calculated based on average shares outstanding during the year.
(4)	Less than $0.005 on a per share basis.

See Notes to Financial Statements.

Janus Growth & Core Funds | 123

Financial Highlights  (continued)

Class A Shares

For a share outstanding during each year or period ended	Janus Fund
September 30 and the period ended October 31, 2009	2014	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$37.33	$31.74	$25.33	$26.81	$23.96	$20.86
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.06(3)	(7.61)	0.11	0.11	0.05	0.01
Net gain/(loss) on investments (both realized and unrealized)	5.99	13.41	6.44	(1.45)	2.83	3.09
Total from Investment Operations	6.05	5.80	6.55	(1.34)	2.88	3.10
Less Distributions:
Dividends (from net investment income)*	–	(0.21)	(0.14)	(0.14)	(0.03)	–
Distributions (from capital gains)*	(0.19)	–	–	–	–	–
Total Distributions	(0.19)	(0.21)	(0.14)	(0.14)	(0.03)	–
Net Asset Value, End of Period	$43.19	$37.33	$31.74	$25.33	$26.81	$23.96
Total Return**	16.27%	18.39%	25.96%	(5.08)%	12.03%	14.86%
Net Assets, End of Period (in thousands)	$14,675	$17,579	$1,117,172	$851,546	$383,332	$4,237
Average Net Assets for the Period (in thousands)	$16,911	$982,481	$986,388	$640,709	$159,151	$5,256
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.86%	0.99%	1.02%	1.07%	1.22%	1.07%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.86%	0.95%	0.89%	0.98%	1.06%	1.03%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.16%	0.65%	0.48%	0.41%	0.42%	0.09%
Portfolio Turnover Rate	62%	46%	46%	90%	40%	60%

Class A Shares

	Janus Growth and
For a share outstanding during each year or period ended	Income Fund
September 30 and the period ended October 31, 2009	2014	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$40.97	$34.28	$26.25	$28.50	$26.47	$23.24
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.88(3)	0.70	0.34	0.27	0.25	0.03
Net gain/(loss) on investments (both realized and unrealized)	5.92	6.62	8.04	(2.25)	2.03	3.23
Total from Investment Operations	6.80	7.32	8.38	(1.98)	2.28	3.26
Less Distributions:
Dividends (from net investment income)*	(0.74)	(0.63)	(0.35)	(0.27)	(0.25)	(0.03)
Distributions (from capital gains)*	–	–	–	–	–	–
Total Distributions	(0.74)	(0.63)	(0.35)	(0.27)	(0.25)	(0.03)
Net Asset Value, End of Period	$47.03	$40.97	$34.28	$26.25	$28.50	$26.47
Total Return**	16.69%	21.56%	32.02%	(7.08)%	8.68%	14.02%
Net Assets, End of Period (in thousands)	$26,418	$25,749	$25,678	$20,936	$18,894	$19,157
Average Net Assets for the Period (in thousands)	$28,164	$22,648	$22,087	$22,536	$18,803	$19,612
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.96%	0.97%	1.00%	0.96%	1.04%	1.16%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.96%	0.96%	0.97%	0.94%	1.00%	0.98%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.96%	2.08%	1.24%	0.92%	0.99%	0.31%
Portfolio Turnover Rate	23%	33%	45%	65%	43%	40%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Per share amounts are calculated based on average shares outstanding during the year.

See Notes to Financial Statements.

124 | SEPTEMBER 30, 2014

Class A Shares

For a share outstanding during each year or period ended	Janus Research Fund
September 30 and the period ended October 31, 2009	2014	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$39.09	$31.97	$25.85	$26.30	$22.49	$19.41
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.11(3)	0.19	0.10	0.19	0.09	0.02
Net gain/(loss) on investments (both realized and unrealized)	7.55	7.09	6.22	(0.47)	3.80	3.06
Total from Investment Operations	7.66	7.28	6.32	(0.28)	3.89	3.08
Less Distributions:
Dividends (from net investment income)*	(0.14)	(0.16)	(0.20)	(0.17)	(0.08)	–
Distributions (from capital gains)*	(0.13)	–	–	–	–	–
Total Distributions	(0.27)	(0.16)	(0.20)	(0.17)	(0.08)	–
Net Asset Value, End of Period	$46.48	$39.09	$31.97	$25.85	$26.30	$22.49
Total Return**	19.68%	22.86%	24.59%	(1.14)%	17.31%	15.87%
Net Assets, End of Period (in thousands)	$15,851	$16,229	$13,144	$10,941	$1,805	$88
Average Net Assets for the Period (in thousands)	$18,486	$13,861	$12,582	$6,469	$700	$24
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.93%	0.96%	1.09%	0.90%	1.06%	1.24%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.93%	0.96%	1.09%	0.90%	1.06%	1.17%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.25%	0.62%	0.35%	0.49%	0.35%	0.02%
Portfolio Turnover Rate	44%	45%	64%	88%	69%	83%

Class A Shares

For a share outstanding during each year or period ended	Janus Triton Fund
September 30 and the period ended October 31, 2009	2014	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$22.43	$18.03	$14.84	$14.67	$11.60	$10.26
Income/(Loss) from Investment Operations:
Net investment income/(loss)	(0.10)(3)	0.02	(0.06)	(0.01)	(0.01)	0.03
Net gain/(loss) on investments (both realized and unrealized)	1.88	5.24	3.85	0.49	3.10	1.31
Total from Investment Operations	1.78	5.26	3.79	0.48	3.09	1.34
Less Distributions:
Dividends (from net investment income)*	–	(0.01)	–	–	(0.02)	–
Distributions (from capital gains)*	(0.89)	(0.85)	(0.60)	(0.31)	–	–
Total Distributions	(0.89)	(0.86)	(0.60)	(0.31)	(0.02)	–
Net Asset Value, End of Period	$23.32	$22.43	$18.03	$14.84	$14.67	$11.60
Total Return**	8.07%	30.43%	26.04%	3.05%	26.64%	13.06%
Net Assets, End of Period (in thousands)	$487,358	$581,387	$334,176	$151,623	$40,333	$13,610
Average Net Assets for the Period (in thousands)	$578,998	$478,210	$254,283	$123,437	$23,711	$11,470
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.15%	1.11%	1.13%	1.01%	1.07%	1.43%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.15%	1.11%	1.13%	1.01%	1.07%	1.33%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.42)%	0.09%	(0.31)%	(0.26)%	(0.32)%	0.99%
Portfolio Turnover Rate	30%	39%	35%	42%	32%	50%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Per share amounts are calculated based on average shares outstanding during the year.

See Notes to Financial Statements.

Janus Growth & Core Funds | 125

Financial Highlights  (continued)

Class A Shares

	Janus Venture Fund
For a share outstanding during each year or period ended September 30	2014	2013	2012	2011(1)

Net Asset Value, Beginning of Period	$70.71	$60.33	$50.20	$60.66
Income/(Loss) from Investment Operations:
Net investment income/(loss)	(0.34)(2)	(0.42)	(0.11)	0.04
Net gain/(loss) on investments (both realized and unrealized)	4.36	17.45	14.32	(10.50)
Total from Investment Operations	4.02	17.03	14.21	(10.46)
Less Distributions:
Dividends (from net investment income)*	–	–	–	–
Distributions (from capital gains)*	(10.94)	(6.65)	(4.08)	–
Total Distributions	(10.94)	(6.65)	(4.08)	–
Net Asset Value, End of Period	$63.79	$70.71	$60.33	$50.20
Total Return**	6.05%	31.76%	29.59%	(17.24)%
Net Assets, End of Period (in thousands)	$16,621	$44,205	$209,254	$349
Average Net Assets for the Period (in thousands)	$45,860	$243,045	$31,344	$217
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.17%	1.14%	1.08%	1.03%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.17%	1.14%	1.08%	1.03%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.51)%	(0.04)%	(0.48)%	(0.23)%
Portfolio Turnover Rate	47%	92%	51%	54%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from May 6, 2011 (inception date) through September 30, 2011.
(2)	Per share amounts are calculated based on average shares outstanding during the year.

See Notes to Financial Statements.

126 | SEPTEMBER 30, 2014

Class C Shares

For a share outstanding during each year or period ended	Janus Balanced Fund
September 30 and the period ended October 31, 2009	2014	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$29.00	$26.93	$23.15	$25.08	$23.40	$21.31
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.27(3)	0.32	0.31	0.33	0.39	(0.09)
Net gain/(loss) on investments (both realized and unrealized)	2.80	2.88	4.22	(1.15)	1.61	2.25
Total from Investment Operations	3.07	3.20	4.53	(0.82)	2.00	2.16
Less Distributions and Other:
Dividends (from net investment income)*	(0.28)	(0.32)	(0.34)	(0.33)	(0.32)	(0.07)
Distributions (from capital gains)*	(0.86)	(0.81)	(0.41)	(0.78)	–	–
Return of capital	–	–	–	–	–	–(4)
Total Distributions and Other	(1.14)	(1.13)	(0.75)	(1.11)	(0.32)	(0.07)
Net Asset Value, End of Period	$30.93	$29.00	$26.93	$23.15	$25.08	$23.40
Total Return**	10.78%	12.30%	19.84%	(3.57)%	8.58%	10.13%
Net Assets, End of Period (in thousands)	$996,498	$708,673	$538,591	$435,691	$412,414	$248,071
Average Net Assets for the Period (in thousands)	$874,136	$597,677	$491,552	$463,476	$343,327	$208,912
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.68%	1.70%	1.72%	1.65%	1.64%	1.70%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.68%	1.70%	1.72%	1.65%	1.63%	1.69%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.88%	0.90%	1.13%	1.29%	1.66%	1.54%
Portfolio Turnover Rate	72%	78%	84%	94%	76%	158%

Class C Shares

For a share outstanding during each year or period ended	Janus Contrarian Fund
September 30 and the period ended October 31, 2009	2014	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$18.01	$13.59	$11.12	$13.84	$11.65	$10.42
Income/(Loss) from Investment Operations:
Net investment income/(loss)	(0.15)(3)	(0.28)	(0.36)	(0.34)	(0.10)	(0.05)
Net gain/(loss) on investments (both realized and unrealized)	4.48	4.70	2.83	(2.38)	2.29	1.28
Total from Investment Operations	4.33	4.42	2.47	(2.72)	2.19	1.23
Less Distributions:
Dividends (from net investment income)*	–	–	–	–	–	–
Distributions (from capital gains)*	–	–	–	–	–	–
Total Distributions	–	–	–	–	–	–
Net Asset Value, End of Period	$22.34	$18.01	$13.59	$11.12	$13.84	$11.65
Total Return**	24.04%	32.52%	22.21%	(19.65)%	18.80%	11.80%
Net Assets, End of Period (in thousands)	$56,098	$21,162	$19,148	$26,153	$63,203	$64,036
Average Net Assets for the Period (in thousands)	$34,189	$20,204	$22,509	$52,601	$65,635	$67,507
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.80%	1.70%	1.75%	1.62%	1.85%	2.37%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.80%	1.70%	1.70%	1.62%	1.85%	2.09%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.69)%	(0.62)%	(0.29)%	(0.43)%	(0.69)%	(1.12)%
Portfolio Turnover Rate	61%	66%	53%	130%	95%	80%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Per share amounts are calculated based on average shares outstanding during the year.
(4)	Less than $0.005 on a per share basis.

See Notes to Financial Statements.

Janus Growth & Core Funds | 127

Financial Highlights  (continued)

Class C Shares

For a share outstanding during each year or period ended	Janus Enterprise Fund
September 30 and the period ended October 31, 2009	2014	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$76.52	$62.98	$51.56	$51.65	$42.36	$36.63
Income/(Loss) from Investment Operations:
Net investment income/(loss)	(0.71)(3)	(0.14)	(0.73)	(0.61)	(0.48)	(0.10)
Net gain/(loss) on investments (both realized and unrealized)	9.09	15.95	12.15	0.52	9.77	5.83
Total from Investment Operations	8.38	15.81	11.42	(0.09)	9.29	5.73
Less Distributions:
Dividends (from net investment income)*	–	–	–	–	–	–
Distributions (from capital gains)*	(4.34)	(2.27)	–	–	–	–
Total Distributions	(4.34)	(2.27)	–	–	–	–
Net Asset Value, End of Period	$80.56	$76.52	$62.98	$51.56	$51.65	$42.36
Total Return**	11.34%	25.81%	22.15%	(0.17)%	21.93%	15.64%
Net Assets, End of Period (in thousands)	$47,481	$35,702	$25,271	$21,194	$23,449	$21,706
Average Net Assets for the Period (in thousands)	$40,463	$29,470	$24,529	$25,691	$22,965	$21,146
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.82%	1.86%	1.96%	1.77%	1.96%	2.39%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.82%	1.85%	1.92%	1.77%	1.93%	1.94%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.90)%	(0.59)%	(1.13)%	(1.18)%	(1.18)%	(0.98)%
Portfolio Turnover Rate	17%	17%	14%	19%	22%	41%

Class C Shares

	Janus Forty Fund
For a share outstanding during each year ended September 30	2014	2013	2012	2011	2010

Net Asset Value, Beginning of Period	$43.19	$36.40	$27.65	$29.69	$29.44
Income/(Loss) from Investment Operations:
Net investment income/(loss)	(0.41)(3)	(0.36)	(0.46)	(0.46)	(0.16)
Net gain/(loss) on investments (both realized and unrealized)	5.04	7.15	9.21	(1.58)	0.41
Total from Investment Operations	4.63	6.79	8.75	(2.04)	0.25
Less Distributions:
Dividends (from net investment income)*	(0.06)	–	–	–	–
Distributions (from capital gains)*	(8.76)	–	–	–	–
Total Distributions	(8.82)	–	–	–	–
Net Asset Value, End of Period	$39.00	$43.19	$36.40	$27.65	$29.69
Total Return	11.89%	18.65%	31.65%	(6.87)%	0.85%
Net Assets, End of Period (in thousands)	$297,564	$327,004	$341,806	$354,291	$612,674
Average Net Assets for the Period (in thousands)	$320,463	$324,884	$354,737	$548,885	$613,080
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets	1.67%	1.65%	1.71%	1.77%	1.85%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets	1.67%	1.63%	1.62%	1.77%	1.78%
Ratio of Net Investment Income/(Loss) to Average Net Assets	(1.04)%	(0.07)%	(0.34)%	(0.44)%	(1.00)%
Portfolio Turnover Rate	51%	43%	9%	51%	40%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Per share amounts are calculated based on average shares outstanding during the year.

See Notes to Financial Statements.

128 | SEPTEMBER 30, 2014

Class C Shares

For a share outstanding during each year or period ended	Janus Fund
September 30 and the period ended October 31, 2009	2014	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$36.88	$31.32	$25.06	$26.59	$23.90	$20.86
Income/(Loss) from Investment Operations:
Net investment income/(loss)	(0.25)(3)	(0.24)	(0.14)	(0.14)	(0.13)	(0.05)
Net gain/(loss) on investments (both realized and unrealized)	5.89	5.80	6.40	(1.39)	2.82	3.09
Total from Investment Operations	5.64	5.56	6.26	(1.53)	2.69	3.04
Less Distributions:
Dividends (from net investment income)*	–	–	–	–	–	–
Distributions (from capital gains)*	(0.19)	–	–	–	–	–
Total Distributions	(0.19)	–	–	–	–	–
Net Asset Value, End of Period	$42.33	$36.88	$31.32	$25.06	$26.59	$23.90
Total Return**	15.35%	17.75%	24.98%	(5.75)%	11.26%	14.57%
Net Assets, End of Period (in thousands)	$5,349	$4,998	$5,498	$4,599	$5,687	$5,443
Average Net Assets for the Period (in thousands)	$5,245	$4,814	$5,620	$5,722	$5,919	$5,221
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.65%	1.67%	1.69%	1.70%	1.96%	1.89%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.65%	1.63%	1.64%	1.70%	1.78%	1.78%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.63)%	(0.09)%	(0.29)%	(0.32)%	(0.48)%	(0.69)%
Portfolio Turnover Rate	62%	46%	46%	90%	40%	60%

Class C Shares

	Janus Growth and
For a share outstanding during each year or period ended	Income Fund
September 30 and the period ended October 31, 2009	2014	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$40.70	$34.13	$26.16	$28.43	$26.42	$23.24
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.52(3)	0.36	0.11	0.07	0.06	(0.03)
Net gain/(loss) on investments (both realized and unrealized)	5.88	6.60	8.00	(2.28)	2.05	3.21
Total from Investment Operations	6.40	6.96	8.11	(2.21)	2.11	3.18
Less Distributions:
Dividends (from net investment income)*	(0.43)	(0.39)	(0.14)	(0.06)	(0.10)	–
Distributions (from capital gains)*	–	–	–	–	–	–
Total Distributions	(0.43)	(0.39)	(0.14)	(0.06)	(0.10)	–
Net Asset Value, End of Period	$46.67	$40.70	$34.13	$26.16	$28.43	$26.42
Total Return**	15.77%	20.53%	31.03%	(7.80)%	8.00%	13.68%
Net Assets, End of Period (in thousands)	$16,454	$13,964	$11,850	$10,060	$4,824	$4,760
Average Net Assets for the Period (in thousands)	$15,369	$12,399	$11,477	$9,952	$4,999	$4,673
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.76%	1.82%	1.85%	1.70%	1.82%	2.08%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.76%	1.80%	1.72%	1.70%	1.74%	1.73%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.16%	1.23%	0.50%	0.17%	0.28%	(0.43)%
Portfolio Turnover Rate	23%	33%	45%	65%	43%	40%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Per share amounts are calculated based on average shares outstanding during the year.

See Notes to Financial Statements.

Janus Growth & Core Funds | 129

Financial Highlights  (continued)

Class C Shares

For a share outstanding during each year or period ended	Janus Research Fund
September 30 and the period ended October 31, 2009	2014	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$38.35	$31.45	$25.49	$26.08	$22.44	$19.41
Income/(Loss) from Investment Operations:
Net investment income/(loss)	(0.21)(3)	(0.07)	(0.06)	0.09	(0.03)	0.01
Net gain/(loss) on investments (both realized and unrealized)	7.40	6.97	6.08	(0.57)	3.73	3.02
Total from Investment Operations	7.19	6.90	6.02	(0.48)	3.70	3.03
Less Distributions:
Dividends (from net investment income)*	–	–	(0.06)	(0.11)	(0.06)	–
Distributions (from capital gains)*	(0.13)	–	–	–	–	–
Total Distributions	(0.13)	–	(0.06)	(0.11)	(0.06)	–
Net Asset Value, End of Period	$45.41	$38.35	$31.45	$25.49	$26.08	$22.44
Total Return**	18.78%	21.94%	23.64%	(1.89)%	16.50%	15.61%
Net Assets, End of Period (in thousands)	$3,509	$2,498	$2,028	$1,127	$176	$69
Average Net Assets for the Period (in thousands)	$3,091	$2,130	$1,635	$820	$133	$25
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.67%	1.72%	1.82%	1.67%	1.81%	1.94%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.67%	1.72%	1.82%	1.67%	1.81%	1.89%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.48)%	(0.14)%	(0.38)%	(0.28)%	(0.26)%	(0.47)%
Portfolio Turnover Rate	44%	45%	64%	88%	69%	83%

Class C Shares

For a share outstanding during each year or period ended	Janus Triton Fund
September 30 and the period ended October 31, 2009	2014	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$21.79	$17.65	$14.64	$14.60	$11.60	$10.26
Income/(Loss) from Investment Operations:
Net investment income/(loss)	(0.25)(3)	(0.06)	(0.13)	(0.06)	(0.06)	–(4)
Net gain/(loss) on investments (both realized and unrealized)	1.82	5.05	3.74	0.41	3.06	1.34
Total from Investment Operations	1.57	4.99	3.61	0.35	3.00	1.34
Less Distributions:
Dividends (from net investment income)*	–	–	–	–	–	–
Distributions (from capital gains)*	(0.89)	(0.85)	(0.60)	(0.31)	–	–
Total Distributions	(0.89)	(0.85)	(0.60)	(0.31)	–	–
Net Asset Value, End of Period	$22.47	$21.79	$17.65	$14.64	$14.60	$11.60
Total Return**	7.32%	29.48%	25.14%	2.16%	25.86%	13.06%
Net Assets, End of Period (in thousands)	$208,869	$202,466	$117,035	$61,322	$15,778	$6,018
Average Net Assets for the Period (in thousands)	$215,905	$160,080	$88,869	$49,099	$9,957	$4,585
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.83%	1.85%	1.94%	1.80%	1.79%	2.19%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.83%	1.85%	1.94%	1.80%	1.79%	2.07%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(1.11)%	(0.64)%	(1.12)%	(1.05)%	(1.03)%	(0.02)%
Portfolio Turnover Rate	30%	39%	35%	42%	32%	50%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Per share amounts are calculated based on average shares outstanding during the year.
(4)	Less than $0.005 on a per share basis.

See Notes to Financial Statements.

130 | SEPTEMBER 30, 2014

Class C Shares

	Janus Venture Fund
For a share outstanding during each year or period ended September 30	2014	2013	2012	2011(1)

Net Asset Value, Beginning of Period	$69.27	$59.57	$49.97	$60.66
Income/(Loss) from Investment Operations:
Net investment income/(loss)	(0.72)(2)	0.07	(0.14)	(0.08)
Net gain/(loss) on investments (both realized and unrealized)	4.24	16.28	13.82	(10.61)
Total from Investment Operations	3.52	16.35	13.68	(10.69)
Less Distributions:
Dividends (from net investment income)*	–	–	–	–
Distributions (from capital gains)*	(10.94)	(6.65)	(4.08)	–
Total Distributions	(10.94)	(6.65)	(4.08)	–
Net Asset Value, End of Period	$61.85	$69.27	$59.57	$49.97
Total Return**	5.37%	30.95%	28.62%	(17.62)%
Net Assets, End of Period (in thousands)	$7,926	$4,469	$413	$36
Average Net Assets for the Period (in thousands)	$6,549	$1,655	$108	$15
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.82%	1.80%	1.75%	3.04%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.82%	1.80%	1.75%	2.11%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(1.14)%	(0.51)%	(1.11)%	(1.47)%
Portfolio Turnover Rate	47%	92%	51%	54%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from May 6, 2011 (inception date) through September 30, 2011.
(2)	Per share amounts are calculated based on average shares outstanding during the year.

See Notes to Financial Statements.

Janus Growth & Core Funds | 131

Financial Highlights  (continued)

Class D Shares

For a share outstanding during each year or period ended	Janus Balanced Fund
September 30	2014	2013	2012	2011	2010(1)

Net Asset Value, Beginning of Period	$29.15	$27.03	$23.19	$25.10	$24.09
Income/(loss) from Investment Operations:
Net investment income/(loss)	0.56(2)	0.56	0.56	0.56	0.41
Net gain/(loss) on investments (both realized and unrealized)	2.82	2.92	4.23	(1.15)	1.03
Total from Investment Operations	3.38	3.48	4.79	(0.59)	1.44
Less Distributions:
Dividends (from net investment income)*	(0.53)	(0.55)	(0.54)	(0.54)	(0.43)
Distributions (from capital gains)*	(0.86)	(0.81)	(0.41)	(0.78)	–
Total Distributions	(1.39)	(1.36)	(0.95)	(1.32)	(0.43)
Net Asset Value, End of Period	$31.14	$29.15	$27.03	$23.19	$25.10
Total Return**	11.86%	13.40%	21.03%	(2.69)%	6.04%
Net Assets, End of Period (in thousands)	$1,414,364	$1,288,565	$1,157,251	$962,089	$983,757
Average Net Assets for the Period (in thousands)	$1,383,412	$1,212,029	$1,089,153	$1,039,223	$960,754
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.73%	0.73%	0.72%	0.72%	0.73%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.73%	0.73%	0.72%	0.72%	0.73%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.83%	1.87%	2.13%	2.22%	2.72%
Portfolio Turnover Rate	72%	78%	84%	94%	76%

Class D Shares

For a share outstanding during each year or period ended	Janus Contrarian Fund
September 30	2014	2013	2012	2011	2010(1)

Net Asset Value, Beginning of Period	$18.53	$13.98	$11.32	$14.01	$12.96
Income/(loss) from Investment Operations:
Net investment income/(loss)	0.05(2)	0.07	0.12	0.01	0.05
Net gain/(loss) on investments (both realized and unrealized)	4.64	4.63	2.54	(2.66)	1.00
Total from Investment Operations	4.69	4.70	2.66	(2.65)	1.05
Less Distributions:
Dividends (from net investment income)*	(0.04)	(0.15)	–(3)	(0.04)	–
Distributions (from capital gains)*	–	–	–	–	–
Total Distributions	(0.04)	(0.15)	–	(0.04)	–
Net Asset Value, End of Period	$23.18	$18.53	$13.98	$11.32	$14.01
Total Return**	25.33%	33.88%	23.51%	(18.96)%	8.10%
Net Assets, End of Period (in thousands)	$2,382,592	$1,977,490	$1,599,671	$1,476,010	$2,134,011
Average Net Assets for the Period (in thousands)	$2,258,453	$1,813,911	$1,613,932	$2,012,506	$2,113,716
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.80%	0.68%	0.66%	0.69%	0.80%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.80%	0.68%	0.66%	0.69%	0.80%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.24%	0.41%	0.75%	0.55%	0.52%
Portfolio Turnover Rate	61%	66%	53%	130%	95%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from February 16, 2010 (inception date) through September 30, 2010.
(2)	Per share amounts are calculated based on average shares outstanding during the year.
(3)	Less than $0.005 on a per share basis.

See Notes to Financial Statements.

132 | SEPTEMBER 30, 2014

Class D Shares

For a share outstanding during each year or period ended	Janus Enterprise Fund
September 30	2014	2013	2012	2011	2010(1)

Net Asset Value, Beginning of Period	$79.95	$65.07	$52.71	$52.30	$45.90
Income/(loss) from Investment Operations:
Net investment income/(loss)	0.05(2)	0.25	(0.05)	0.05	0.06
Net gain/(loss) on investments (both realized and unrealized)	9.55	16.90	12.41	0.36	6.34
Total from Investment Operations	9.60	17.15	12.36	0.41	6.40
Less Distributions:
Dividends (from net investment income)*	(0.12)	–	–	–	–
Distributions (from capital gains)*	(4.34)	(2.27)	–	–	–
Total Distributions	(4.46)	(2.27)	–	–	–
Net Asset Value, End of Period	$85.09	$79.95	$65.07	$52.71	$52.30
Total Return**	12.43%	27.07%	23.45%	0.78%	13.94%
Net Assets, End of Period (in thousands)	$1,178,379	$1,105,852	$914,181	$788,063	$814,176
Average Net Assets for the Period (in thousands)	$1,175,886	$1,005,221	$897,574	$910,089	$774,796
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.84%	0.86%	0.86%	0.83%	0.88%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.84%	0.86%	0.86%	0.83%	0.88%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.06%	0.41%	(0.08)%	(0.23)%	(0.08)%
Portfolio Turnover Rate	17%	17%	14%	19%	22%

Class D Shares

For a share outstanding during each year or period ended	Janus Fund
September 30	2014	2013	2012	2011	2010(1)

Net Asset Value, Beginning of Period	$37.60	$31.89	$25.43	$26.83	$25.24
Income/(loss) from Investment Operations:
Net investment income/(loss)	0.15(2)	0.22	0.18	0.17	0.10
Net gain/(loss) on investments (both realized and unrealized)	6.02	5.76	6.45	(1.46)	1.49
Total from Investment Operations	6.17	5.98	6.63	(1.29)	1.59
Less Distributions:
Dividends (from net investment income)*	(0.14)	(0.27)	(0.17)	(0.11)	–
Distributions (from capital gains)*	(0.19)	–	–	–	–
Total Distributions	(0.33)	(0.27)	(0.17)	(0.11)	–
Net Asset Value, End of Period	$43.44	$37.60	$31.89	$25.43	$26.83
Total Return**	16.52%	18.92%	26.18%	(4.86)%	6.30%
Net Assets, End of Period (in thousands)	$5,736,396	$5,260,579	$4,785,902	$4,119,798	$4,706,894
Average Net Assets for the Period (in thousands)	$5,607,909	$4,928,021	$4,622,266	$4,895,030	$4,678,358
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.66%	0.68%	0.68%	0.77%	0.93%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.66%	0.68%	0.68%	0.77%	0.93%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.36%	0.85%	0.69%	0.60%	0.61%
Portfolio Turnover Rate	62%	46%	46%	90%	40%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from February 16, 2010 (inception date) through September 30, 2010.
(2)	Per share amounts are calculated based on average shares outstanding during the year.

See Notes to Financial Statements.

Janus Growth & Core Funds | 133

Financial Highlights  (continued)

Class D Shares

	Janus Growth and
For a share outstanding during each year or period ended	Income Fund
September 30	2014	2013	2012	2011	2010(1)

Net Asset Value, Beginning of Period	$40.99	$34.29	$26.25	$28.50	$27.37
Income/(loss) from Investment Operations:
Net investment income/(loss)	0.96(2)	0.75	0.41	0.31	0.27
Net gain/(loss) on investments (both realized and unrealized)	5.92	6.63	8.02	(2.24)	1.11
Total from Investment Operations	6.88	7.38	8.43	(1.93)	1.38
Less Distributions:
Dividends (from net investment income)*	(0.81)	(0.68)	(0.39)	(0.32)	(0.25)
Distributions (from capital gains)*	–	–	–	–	–
Total Distributions	(0.81)	(0.68)	(0.39)	(0.32)	(0.25)
Net Asset Value, End of Period	$47.06	$40.99	$34.29	$26.25	$28.50
Total Return**	16.89%	21.76%	32.23%	(6.93)%	5.09%
Net Assets, End of Period (in thousands)	$2,663,380	$2,414,285	$2,125,471	$1,757,879	$1,783,138
Average Net Assets for the Period (in thousands)	$2,594,398	$2,248,201	$2,046,072	$2,045,514	$1,787,046
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.79%	0.80%	0.80%	0.80%	0.83%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.79%	0.80%	0.80%	0.80%	0.83%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	2.12%	2.23%	1.42%	1.06%	1.56%
Portfolio Turnover Rate	23%	33%	45%	65%	43%

Class D Shares

For a share outstanding during each year or period ended	Janus Research Fund
September 30	2014	2013	2012	2011	2010(1)

Net Asset Value, Beginning of Period	$39.34	$32.19	$25.97	$26.35	$23.74
Income/(loss) from Investment Operations:
Net investment income/(loss)	0.21(2)	0.27	0.17	0.18	0.13
Net gain/(loss) on investments (both realized and unrealized)	7.59	7.13	6.25	(0.41)	2.48
Total from Investment Operations	7.80	7.40	6.42	(0.23)	2.61
Less Distributions:
Dividends (from net investment income)*	(0.19)	(0.25)	(0.20)	(0.15)	–
Distributions (from capital gains)*	(0.13)	–	–	–	–
Total Distributions	(0.32)	(0.25)	(0.20)	(0.15)	–
Net Asset Value, End of Period	$46.82	$39.34	$32.19	$25.97	$26.35
Total Return**	19.93%	23.16%	24.83%	(0.95)%	10.99%
Net Assets, End of Period (in thousands)	$2,469,614	$2,159,347	$1,878,272	$1,616,618	$1,753,887
Average Net Assets for the Period (in thousands)	$2,383,927	$1,995,191	$1,825,046	$1,896,215	$1,700,352
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.72%	0.74%	0.86%	0.77%	0.90%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.72%	0.74%	0.86%	0.76%	0.89%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.47%	0.85%	0.58%	0.58%	0.83%
Portfolio Turnover Rate	44%	45%	64%	88%	69%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from February 16, 2010 (inception date) through September 30, 2010.
(2)	Per share amounts are calculated based on average shares outstanding during the year.

See Notes to Financial Statements.

134 | SEPTEMBER 30, 2014

Class D Shares

For a share outstanding during each year or period ended	Janus Triton Fund
September 30	2014	2013	2012	2011	2010(1)

Net Asset Value, Beginning of Period	$22.59	$18.14	$14.88	$14.69	$12.38
Income/(loss) from Investment Operations:
Net investment income/(loss)	(0.03)(2)	0.06	(0.03)	0.01	0.01
Net gain/(loss) on investments (both realized and unrealized)	1.90	5.29	3.89	0.49	2.30
Total from Investment Operations	1.87	5.35	3.86	0.50	2.31
Less Distributions:
Dividends (from net investment income)*	–	(0.05)	–	–	–
Distributions (from capital gains)*	(0.89)	(0.85)	(0.60)	(0.31)	–
Total Distributions	(0.89)	(0.90)	(0.60)	(0.31)	–
Net Asset Value, End of Period	$23.57	$22.59	$18.14	$14.88	$14.69
Total Return**	8.42%	30.79%	26.45%	3.19%	18.66%
Net Assets, End of Period (in thousands)	$830,607	$827,017	$608,824	$454,229	$226,862
Average Net Assets for the Period (in thousands)	$874,533	$705,383	$572,683	$429,320	$192,780
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.84%	0.83%	0.84%	0.82%	0.83%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.84%	0.83%	0.84%	0.82%	0.83%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.11)%	0.42%	(0.01)%	(0.06)%	(0.19)%
Portfolio Turnover Rate	30%	39%	35%	42%	32%

Class D Shares

For a share outstanding during each year or period ended	Janus Twenty Fund
September 30	2014	2013	2012	2011	2010(1)

Net Asset Value, Beginning of Period	$74.21	$62.64	$55.85	$60.37	$59.05
Income/(loss) from Investment Operations:
Net investment income/(loss)	0.55(2)	0.53	0.29	0.27	0.12
Net gain/(loss) on investments (both realized and unrealized)	9.05	11.56	15.77	(4.56)	1.20
Total from Investment Operations	9.60	12.09	16.06	(4.29)	1.32
Less Distributions:
Dividends (from net investment income)*	(0.48)	(0.52)	(0.11)	(0.23)	–
Distributions (from capital gains)*	(17.95)	–	(9.16)	–	–
Total Distributions	(18.43)	(0.52)	(9.27)	(0.23)	–
Net Asset Value, End of Period	$65.38	$74.21	$62.64	$55.85	$60.37
Total Return**	14.74%	19.46%	32.63%	(7.16)%(3)	2.24%
Net Assets, End of Period (in thousands)	$5,969,948	$5,600,776	$5,080,754	$4,132,242	$4,904,660
Average Net Assets for the Period (in thousands)	$5,945,940	$5,167,194	$4,792,688	$5,018,914	$4,970,013
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.70%	0.67%	0.70%	0.81%	0.87%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.70%	0.67%	0.70%	0.81%	0.86%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.83%	0.79%	0.50%	0.45%	0.31%
Portfolio Turnover Rate	36%	71%	12%	56%	35%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from February 16, 2010 (inception date) through September 30, 2010.
(2)	Per share amounts are calculated based on average shares outstanding during the year.
(3)	Total return reflects a non-recurring litigation settlement from Enron Corp. This resulted in an increase to the total return of 0.29% for the year ended September 30, 2011.

See Notes to Financial Statements.

Janus Growth & Core Funds | 135

Financial Highlights  (continued)

Class D Shares

For a share outstanding during each year or period ended	Janus Venture Fund
September 30	2014	2013	2012	2011	2010(1)

Net Asset Value, Beginning of Period	$71.33	$60.63	$50.30	$47.12	$41.61
Income/(loss) from Investment Operations:
Net investment income/(loss)	(0.10)(2)	0.23	(0.20)	(0.01)	0.03
Net gain/(loss) on investments (both realized and unrealized)	4.38	17.12	14.61	3.19	5.48
Total from Investment Operations	4.28	17.35	14.41	3.18	5.51
Less Distributions:
Dividends (from net investment income)*	–	–	–	–	–
Distributions (from capital gains)*	(10.94)	(6.65)	(4.08)	–	–
Total Distributions	(10.94)	(6.65)	(4.08)	–	–
Net Asset Value, End of Period	$64.67	$71.33	$60.63	$50.30	$47.12
Total Return**	6.40%	32.16%	29.95%	6.75%	13.24%
Net Assets, End of Period (in thousands)	$1,340,281	$1,332,186	$1,052,828	$846,012	$842,433
Average Net Assets for the Period (in thousands)	$1,375,889	$1,141,628	$997,625	$966,040	$823,838
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.82%	0.84%	0.83%	0.85%	0.87%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.82%	0.84%	0.83%	0.85%	0.87%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.15)%	0.35%	(0.11)%	(0.20)%	(0.39)%
Portfolio Turnover Rate	47%	92%	51%	54%	58%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from February 16, 2010 (inception date) through September 30, 2010.
(2)	Per share amounts are calculated based on average shares outstanding during the year.

See Notes to Financial Statements.

136 | SEPTEMBER 30, 2014

Class I Shares

For a share outstanding during each year or period
ended September 30 and the period ended	Janus Balanced Fund
October 31, 2009	2014	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$29.15	$27.02	$23.19	$25.09	$23.43	$21.31
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.59(3)	0.45	0.57	0.53	0.62	0.04
Net gain/(loss) on investments (both realized and unrealized)	2.83	3.05	4.22	(1.09)	1.60	2.20
Total from Investment Operations	3.42	3.50	4.79	(0.56)	2.22	2.24
Less Distributions and Other:
Dividends (from net investment income)*	(0.56)	(0.56)	(0.55)	(0.56)	(0.56)	(0.12)
Distributions (from capital gains)*	(0.86)	(0.81)	(0.41)	(0.78)	–	–
Return of capital	–	–	–	–	–	–(4)
Total Distributions and Other	(1.42)	(1.37)	(0.96)	(1.34)	(0.56)	(0.12)
Net Asset Value, End of Period	$31.15	$29.15	$27.02	$23.19	$25.09	$23.43
Total Return**	11.99%	13.47%	21.02%	(2.56)%	9.57%	10.50%
Net Assets, End of Period (in thousands)	$1,306,391	$966,885	$1,990,129	$1,631,889	$304,168	$104,063
Average Net Assets for the Period (in thousands)	$1,167,616	$1,148,507	$1,846,745	$530,094	$223,843	$56,942
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.64%	0.69%	0.69%	0.62%	0.65%	0.63%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.64%	0.69%	0.69%	0.62%	0.65%	0.62%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.92%	2.02%	2.16%	2.32%	2.67%	2.57%
Portfolio Turnover Rate	72%	78%	84%	94%	76%	158%

Class I Shares

For a share outstanding during each year or period ended	Janus Contrarian Fund
September 30 and the period ended October 31, 2009	2014	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$18.55	$13.98	$11.33	$14.01	$11.70	$10.42
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.09(3)	0.11	0.12	(0.01)	0.05	–(4)
Net gain/(loss) on investments (both realized and unrealized)	4.63	4.62	2.53	(2.61)	2.28	1.28
Total from Investment Operations	4.72	4.73	2.65	(2.62)	2.33	1.28
Less Distributions:
Dividends (from net investment income)*	(0.07)	(0.16)	–(4)	(0.06)	(0.02)	–
Distributions (from capital gains)*	–	–	–	–	–	–
Total Distributions	(0.07)	(0.16)	–	(0.06)	(0.02)	–
Net Asset Value, End of Period	$23.20	$18.55	$13.98	$11.33	$14.01	$11.70
Total Return**	25.47%	34.09%	23.39%	(18.80)%	19.90%	12.28%
Net Assets, End of Period (in thousands)	$329,245	$85,000	$44,907	$58,036	$126,187	$57,734
Average Net Assets for the Period (in thousands)	$184,931	$69,116	$51,304	$115,103	$94,317	$27,329
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.74%	0.52%	0.62%	0.65%	0.74%	0.94%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.74%	0.52%	0.62%	0.65%	0.74%	0.90%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.40%	0.59%	0.80%	0.54%	0.42%	(0.13)%
Portfolio Turnover Rate	61%	66%	53%	130%	95%	80%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Per share amounts are calculated based on average shares outstanding during the year.
(4)	Less than $0.005 on a per share basis.

See Notes to Financial Statements.

Janus Growth & Core Funds | 137

Financial Highlights  (continued)

Class I Shares

For a share outstanding during each year or period ended	Janus Enterprise Fund
September 30 and the period ended October 31, 2009	2014	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$80.37	$65.32	$52.86	$52.39	$42.51	$36.63
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.13(3)	0.29	0.05	0.16	0.11	0.05
Net gain/(loss) on investments (both realized and unrealized)	9.55	17.03	12.41	0.31	9.77	5.83
Total from Investment Operations	9.68	17.32	12.46	0.47	9.88	5.88
Less Distributions:
Dividends (from net investment income)*	(0.20)	–	–	–	–	–
Distributions (from capital gains)*	(4.34)	(2.27)	–	–	–	–
Total Distributions	(4.54)	(2.27)	–	–	–	–
Net Asset Value, End of Period	$85.51	$80.37	$65.32	$52.86	$52.39	$42.51
Total Return**	12.47%	27.23%	23.57%	0.90%	23.24%	16.05%
Net Assets, End of Period (in thousands)	$547,204	$490,913	$367,419	$344,500	$417,965	$416,272
Average Net Assets for the Period (in thousands)	$545,347	$415,493	$373,454	$464,985	$487,246	$395,409
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.75%	0.74%	0.75%	0.72%	0.81%	0.82%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.75%	0.74%	0.75%	0.72%	0.74%	0.81%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.16%	0.53%	0.01%	(0.13)%	(0.01)%	0.16%
Portfolio Turnover Rate	17%	17%	14%	19%	22%	41%

Class I Shares

	Janus Forty Fund
For a share outstanding during each year ended September 30	2014	2013	2012	2011	2010

Net Asset Value, Beginning of Period	$46.14	$38.72	$29.35	$31.19	$30.61
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.02(3)	0.79	0.36	0.41	–(4)
Net gain/(loss) on investments (both realized and unrealized)	5.42	6.88	9.26	(2.25)	0.58
Total from Investment Operations	5.44	7.67	9.62	(1.84)	0.58
Less Distributions:
Dividends (from net investment income)*	(0.54)	(0.25)	(0.25)	–	–
Distributions (from capital gains)*	(8.76)	–	–	–	–
Total Distributions	(9.30)	(0.25)	(0.25)	–	–
Net Asset Value, End of Period	$42.28	$46.14	$38.72	$29.35	$31.19
Total Return	13.11%	19.94%	33.00%	(5.90)%	1.89%
Net Assets, End of Period (in thousands)	$1,095,564	$811,918	$1,033,018	$951,430	$1,891,800
Average Net Assets for the Period (in thousands)	$773,534	$984,309	$989,708	$1,591,680	$1,607,834
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets	0.60%	0.55%	0.60%	0.74%	0.77%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets	0.60%	0.55%	0.60%	0.74%	0.77%
Ratio of Net Investment Income/(Loss) to Average Net Assets	0.05%	1.02%	0.70%	0.57%	(0.03)%
Portfolio Turnover Rate	51%	43%	9%	51%	40%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Per share amounts are calculated based on average shares outstanding during the year.
(4)	Less than $0.005 on a per share basis.

See Notes to Financial Statements.

138 | SEPTEMBER 30, 2014

Class I Shares

For a share outstanding during each year or period ended	Janus Fund
September 30 and the period ended October 31, 2009	2014	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$37.63	$31.91	$25.44	$26.87	$23.96	$20.86
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.17(3)	0.25	0.21	0.17	0.12	0.02
Net gain/(loss) on investments (both realized and unrealized)	6.01	5.76	6.45	(1.45)	2.82	3.08
Total from Investment Operations	6.18	6.01	6.66	(1.28)	2.94	3.10
Less Distributions:
Dividends (from net investment income)*	(0.16)	(0.29)	(0.19)	(0.15)	(0.03)	–
Distributions (from capital gains)*	(0.19)	–	–	–	–	–
Total Distributions	(0.35)	(0.29)	(0.19)	(0.15)	(0.03)	–
Net Asset Value, End of Period	$43.46	$37.63	$31.91	$25.44	$26.87	$23.96
Total Return**	16.53%	18.98%	26.30%	(4.83)%	12.28%	14.86%
Net Assets, End of Period (in thousands)	$265,667	$140,367	$143,353	$147,597	$135,877	$25,857
Average Net Assets for the Period (in thousands)	$158,634	$135,903	$156,600	$159,134	$93,710	$18,996
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.61%	0.61%	0.63%	0.72%	0.86%	0.73%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.61%	0.61%	0.63%	0.72%	0.80%	0.71%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.41%	0.94%	0.73%	0.67%	0.67%	0.31%
Portfolio Turnover Rate	62%	46%	46%	90%	40%	60%

Class I Shares

	Janus Growth and
For a share outstanding during each year or period ended	Income Fund
September 30 and the period ended October 31, 2009	2014	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$41.00	$34.29	$26.25	$28.50	$26.48	$23.24
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.99(3)	0.77	0.46	0.35	0.36	0.04
Net gain/(loss) on investments (both realized and unrealized)	5.92	6.65	7.99	(2.26)	2.01	3.24
Total from Investment Operations	6.91	7.42	8.45	(1.91)	2.37	3.28
Less Distributions:
Dividends (from net investment income)*	(0.83)	(0.71)	(0.41)	(0.34)	(0.35)	(0.04)
Distributions (from capital gains)*	–	–	–	–	–	–
Total Distributions	(0.83)	(0.71)	(0.41)	(0.34)	(0.35)	(0.04)
Net Asset Value, End of Period	$47.08	$41.00	$34.29	$26.25	$28.50	$26.48
Total Return**	16.96%	21.88%	32.31%	(6.85)%	9.00%	14.12%
Net Assets, End of Period (in thousands)	$54,748	$31,066	$23,999	$23,016	$65,031	$6,761
Average Net Assets for the Period (in thousands)	$45,976	$25,489	$25,945	$57,356	$44,786	$2,059
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.73%	0.73%	0.76%	0.71%	0.72%	0.73%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.73%	0.71%	0.72%	0.70%	0.72%	0.67%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	2.19%	2.33%	1.48%	1.18%	1.49%	0.42%
Portfolio Turnover Rate	23%	33%	45%	65%	43%	40%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Per share amounts are calculated based on average shares outstanding during the year.

See Notes to Financial Statements.

Janus Growth & Core Funds | 139

Financial Highlights  (continued)

Class I Shares

For a share outstanding during each year or period ended	Janus Research Fund
September 30 and the period ended October 31, 2009	2014	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$39.33	$32.18	$25.97	$26.38	$22.50	$19.41
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.24(3)	0.30	0.21	0.19	0.18	–(4)
Net gain/(loss) on investments (both realized and unrealized)	7.58	7.13	6.23	(0.41)	3.78	3.09
Total from Investment Operations	7.82	7.43	6.44	(0.22)	3.96	3.09
Less Distributions:
Dividends (from net investment income)*	(0.22)	(0.28)	(0.23)	(0.19)	(0.08)	–
Distributions (from capital gains)*	(0.13)	–	–	–	–	–
Total Distributions	(0.35)	(0.28)	(0.23)	(0.19)	(0.08)	–
Net Asset Value, End of Period	$46.80	$39.33	$32.18	$25.97	$26.38	$22.50
Total Return**	19.99%	23.28%	24.95%	(0.92)%	17.63%	15.92%
Net Assets, End of Period (in thousands)	$196,908	$139,452	$101,806	$91,170	$72,225	$6,821
Average Net Assets for the Period (in thousands)	$149,173	$128,180	$109,409	$88,419	$42,421	$794
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.65%	0.64%	0.78%	0.67%	0.79%	1.02%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.65%	0.64%	0.78%	0.67%	0.78%	0.85%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.54%	0.91%	0.67%	0.69%	0.86%	(0.57)%
Portfolio Turnover Rate	44%	45%	64%	88%	69%	83%

Class I Shares

For a share outstanding during each year or period ended	Janus Triton Fund
September 30 and the period ended October 31, 2009	2014	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$22.68	$18.21	$14.93	$14.72	$11.63	$10.26
Income/(Loss) from Investment Operations:
Net investment income/(loss)	(0.02)(3)	0.07	(0.03)	0.01	0.04	0.01
Net gain/(loss) on investments (both realized and unrealized)	1.91	5.32	3.91	0.51	3.09	1.36
Total from Investment Operations	1.89	5.39	3.88	0.52	3.13	1.37
Less Distributions:
Dividends (from net investment income)*	–	(0.07)	–	–	(0.04)	–
Distributions (from capital gains)*	(0.89)	(0.85)	(0.60)	(0.31)	–	–
Total Distributions	(0.89)	(0.92)	(0.60)	(0.31)	(0.04)	–
Net Asset Value, End of Period	$23.68	$22.68	$18.21	$14.93	$14.72	$11.63
Total Return**	8.48%	30.91%	26.50%	3.32%	26.96%	13.35%
Net Assets, End of Period (in thousands)	$1,130,109	$1,312,895	$807,407	$299,600	$74,640	$4,377
Average Net Assets for the Period (in thousands)	$1,239,318	$1,123,056	$590,777	$221,851	$23,645	$1,277
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.79%	0.76%	0.79%	0.75%	0.71%	1.01%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.79%	0.76%	0.79%	0.75%	0.71%	0.97%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.07)%	0.45%	0.04%	0.01%	0.01%	0.73%
Portfolio Turnover Rate	30%	39%	35%	42%	32%	50%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Per share amounts are calculated based on average shares outstanding during the year.
(4)	Less than $0.005 on a per share basis.

See Notes to Financial Statements.

140 | SEPTEMBER 30, 2014

Class I Shares

	Janus Venture Fund
For a share outstanding during each year or period ended September 30	2014	2013	2012	2011(1)

Net Asset Value, Beginning of Period	$71.37	$60.61	$50.25	$60.66
Income/(Loss) from Investment Operations:
Net investment income/(loss)	(0.04)(2)	0.24	(0.14)	0.02
Net gain/(loss) on investments (both realized and unrealized)	4.37	17.17	14.58	(10.43)
Total from Investment Operations	4.33	17.41	14.44	(10.41)
Less Distributions:
Dividends (from net investment income)*	–	–	–	–
Distributions (from capital gains)*	(10.94)	(6.65)	(4.08)	–
Total Distributions	(10.94)	(6.65)	(4.08)	–
Net Asset Value, End of Period	$64.76	$71.37	$60.61	$50.25
Total Return**	6.48%	32.28%	30.04%	(17.16)%
Net Assets, End of Period (in thousands)	$206,130	$128,788	$29,810	$1,557
Average Net Assets for the Period (in thousands)	$147,267	$77,403	$21,852	$388
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.75%	0.75%	0.72%	0.81%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.75%	0.75%	0.72%	0.81%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.06)%	0.35%	(0.03)%	(0.08)%
Portfolio Turnover Rate	47%	92%	51%	54%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from May 6, 2011 (inception date) through September 30, 2011.
(2)	Per share amounts are calculated based on average shares outstanding during the year.

See Notes to Financial Statements.

Janus Growth & Core Funds | 141

Financial Highlights  (continued)

Class N Shares

For a share outstanding during each year or period ended	Janus Balanced Fund			Janus Enterprise Fund
September 30	2014	2013	2012(1)	2014	2013	2012(2)

Net Asset Value, Beginning of Period	$29.12	$27.01	$25.46	$80.41	$65.32	$61.87
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.60(3)	0.77	0.17	0.30(3)	0.29	0.01
Net gain/(loss) on investments (both realized and unrealized)	2.83	2.74	1.67	9.49	17.07	3.44
Total from Investment Operations	3.43	3.51	1.84	9.79	17.36	3.45
Less Distributions:
Dividends (from net investment income)*	(0.58)	(0.59)	(0.29)	(0.23)	–	–
Distributions (from capital gains)*	(0.86)	(0.81)	–	(4.34)	(2.27)	–
Total Distributions	(1.44)	(1.40)	(0.29)	(4.57)	(2.27)	–
Net Asset Value, End of Period	$31.11	$29.12	$27.01	$85.63	$80.41	$65.32
Total Return**	12.03%	13.52%	7.25%	12.62%	27.30%	5.58%
Net Assets, End of Period (in thousands)	$1,648,665	$1,432,413	$7,610	$81,346	$12,196	$2,354
Average Net Assets for the Period (in thousands)	$1,532,107	$1,029,152	$483	$30,878	$8,864	$254
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.58%	0.58%	0.82%	0.68%	0.68%	0.95%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.58%	0.58%	0.77%	0.68%	0.68%	0.92%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.98%	1.89%	2.98%	0.36%	0.57%	0.37%
Portfolio Turnover Rate	72%	78%	84%	17%	17%	14%

Class N Shares

For a share outstanding during each year or period ended	Janus Forty Fund			Janus Fund
September 30	2014	2013	2012(1)	2014	2013	2012(1)

Net Asset Value, Beginning of Period	$46.15	$38.73	$35.26	$37.61	$31.92	$29.54
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.06(3)	0.28	0.02	0.21(3)	(1.56)	0.04
Net gain/(loss) on investments (both realized and unrealized)	5.40	7.43	3.45	6.02	7.59	2.34
Total from Investment Operations	5.46	7.71	3.47	6.23	6.03	2.38
Less Distributions:
Dividends (from net investment income)*	(0.59)	(0.29)	–	(0.14)	(0.34)	–
Distributions (from capital gains)*	(8.76)	–	–	(0.19)	–	–
Total Distributions	(9.35)	(0.29)	–	(0.33)	(0.34)	–
Net Asset Value, End of Period	$42.26	$46.15	$38.73	$43.51	$37.61	$31.92
Total Return**	13.17%	20.03%	9.84%	16.66%	19.08%	8.06%
Net Assets, End of Period (in thousands)	$68,810	$23,029	$1,347	$18,843	$26,202	$24,587
Average Net Assets for the Period (in thousands)	$54,492	$23,323	$176	$20,018	$202,860	$17,258
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.52%	0.47%	0.52%	0.51%	0.52%	0.55%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.52%	0.47%	0.52%	0.51%	0.52%	0.55%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.15%	0.89%	1.43%	0.51%	1.33%	0.91%
Portfolio Turnover Rate	51%	43%	9%	62%	46%	46%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from May 31, 2012 (inception date) through September 30, 2012.
(2)	Period from July 12, 2012 (inception date) through September 30, 2012.
(3)	Per share amounts are calculated based on average shares outstanding during the year.

See Notes to Financial Statements.

142 | SEPTEMBER 30, 2014

Class N Shares

For a share outstanding during each year or period ended	Janus Research Fund			Janus Triton Fund
September 30	2014	2013	2012(1)	2014	2013	2012(1)

Net Asset Value, Beginning of Period	$39.32	$32.19	$29.83	$22.68	$18.22	$17.42
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.28(2)	0.34	0.06	0.01(2)	0.10	(0.02)
Net gain/(loss) on investments (both realized and unrealized)	7.59	7.12	2.30	1.91	5.29	0.82
Total from Investment Operations	7.87	7.46	2.36	1.92	5.39	0.80
Less Distributions:
Dividends (from net investment income)*	(0.24)	(0.33)	–	–	(0.08)	–
Distributions (from capital gains)*	(0.13)	–	–	(0.89)	(0.85)	–
Total Distributions	(0.37)	(0.33)	–	(0.89)	(0.93)	–
Net Asset Value, End of Period	$46.82	$39.32	$32.19	$23.71	$22.68	$18.22
Total Return**	20.14%	23.37%	7.91%	8.61%	30.95%	4.59%
Net Assets, End of Period (in thousands)	$66,011	$44,056	$43,412	$217,789	$120,673	$54,877
Average Net Assets for the Period (in thousands)	$57,271	$47,040	$33,804	$164,744	$91,626	$23,040
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.55%	0.56%	0.56%	0.68%	0.68%	0.72%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.55%	0.56%	0.56%	0.68%	0.68%	0.72%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.63%	1.03%	0.81%	0.06%	0.47%	(0.09)%
Portfolio Turnover Rate	44%	45%	64%	30%	39%	35%

Class N Shares

	Janus Venture Fund
For a share outstanding during each year or period ended September 30	2014	2013	2012(1)

Net Asset Value, Beginning of Period	$71.43	$60.62	$56.72
Income/(Loss) from Investment Operations:
Net investment income/(loss)	(0.01)(2)	0.29	(0.02)
Net gain/(loss) on investments (both realized and unrealized)	4.39	17.17	3.92
Total from Investment Operations	4.38	17.46	3.90
Less Distributions:
Dividends (from net investment income)*	–	–	–
Distributions (from capital gains)*	(10.94)	(6.65)	–
Total Distributions	(10.94)	(6.65)	–
Net Asset Value, End of Period	$64.87	$71.43	$60.62
Total Return**	6.55%	32.37%	6.88%
Net Assets, End of Period (in thousands)	$6,486	$6,736	$3,807
Average Net Assets for the Period (in thousands)	$6,525	$5,487	$266
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.68%	0.69%	0.92%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.68%	0.69%	0.91%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.01)%	0.48%	(0.58)%
Portfolio Turnover Rate	47%	92%	51%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from May 31, 2012 (inception date) through September 30, 2012.
(2)	Per share amounts are calculated based on average shares outstanding during the year.

See Notes to Financial Statements.

Janus Growth & Core Funds | 143

Financial Highlights  (continued)

Class R Shares

For a share outstanding during each year or period ended	Janus Balanced Fund
September 30 and the period ended October 31, 2009	2014	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$29.03	$26.95	$23.15	$25.08	$23.41	$21.31
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.37(3)	0.40	0.41	0.41	0.47	(0.06)
Net gain/(loss) on investments (both realized and unrealized)	2.82	2.89	4.22	(1.15)	1.60	2.24
Total from Investment Operations	3.19	3.29	4.63	(0.74)	2.07	2.18
Less Distributions and Other:
Dividends (from net investment income)*	(0.37)	(0.40)	(0.42)	(0.41)	(0.40)	(0.08)
Distributions (from capital gains)*	(0.86)	(0.81)	(0.41)	(0.78)	–	–
Return of capital	–	–	–	–	–	–(4)
Total Distributions and Other	(1.23)	(1.21)	(0.83)	(1.19)	(0.40)	(0.08)
Net Asset Value, End of Period	$30.99	$29.03	$26.95	$23.15	$25.08	$23.41
Total Return**	11.20%	12.68%	20.32%	(3.28)%	8.90%	10.25%
Net Assets, End of Period (in thousands)	$309,887	$279,905	$235,356	$156,098	$120,585	$49,678
Average Net Assets for the Period (in thousands)	$296,348	$258,708	$202,808	$150,156	$83,466	$39,380
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.33%	1.33%	1.33%	1.33%	1.34%	1.35%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.33%	1.33%	1.33%	1.33%	1.34%	1.34%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.23%	1.27%	1.51%	1.62%	1.96%	1.88%
Portfolio Turnover Rate	72%	78%	84%	94%	76%	158%

Class R Shares

For a share outstanding during each year or period ended	Janus Contrarian Fund
September 30 and the period ended October 31, 2009	2014	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$18.31	$13.76	$11.21	$13.91	$11.67	$10.42
Income/(Loss) from Investment Operations:
Net investment income/(loss)	(0.07)(3)	(0.16)	(0.07)	(0.11)	(0.02)	(0.03)
Net gain/(loss) on investments (both realized and unrealized)	4.57	4.72	2.62	(2.59)	2.26	1.28
Total from Investment Operations	4.50	4.56	2.55	(2.70)	2.24	1.25
Less Distributions:
Dividends (from net investment income)*	–	(0.01)	–	–	–	–
Distributions (from capital gains)*	–	–	–	–	–	–
Total Distributions	–	(0.01)	–	–	–	–
Net Asset Value, End of Period	$22.81	$18.31	$13.76	$11.21	$13.91	$11.67
Total Return**	24.58%	33.12%	22.75%	(19.41)%	19.19%	12.00%
Net Assets, End of Period (in thousands)	$1,994	$1,634	$1,877	$2,506	$3,905	$2,549
Average Net Assets for the Period (in thousands)	$1,910	$1,715	$2,053	$3,679	$3,256	$2,682
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.38%	1.25%	1.24%	1.30%	1.43%	1.67%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.38%	1.25%	1.24%	1.30%	1.43%	1.65%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.35)%	(0.18)%	0.15%	(0.07)%	(0.30)%	(0.68)%
Portfolio Turnover Rate	61%	66%	53%	130%	95%	80%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Per share amounts are calculated based on average shares outstanding during the year.
(4)	Less than $0.005 on a per share basis.

See Notes to Financial Statements.

144 | SEPTEMBER 30, 2014

Class R Shares

For a share outstanding during each year or period ended	Janus Enterprise Fund
September 30 and the period ended October 31, 2009	2014	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$77.93	$63.83	$52.01	$51.93	$42.41	$36.63
Income/(Loss) from Investment Operations:
Net investment income/(loss)	(0.42)(3)	(0.12)	(0.65)	(0.34)	(0.24)	(0.05)
Net gain/(loss) on investments (both realized and unrealized)	9.29	16.49	12.47	0.42	9.76	5.83
Total from Investment Operations	8.87	16.37	11.82	0.08	9.52	5.78
Less Distributions:
Dividends (from net investment income)*	–	–	–	–	–	–
Distributions (from capital gains)*	(4.34)	(2.27)	–	–	–	–
Total Distributions	(4.34)	(2.27)	–	–	–	–
Net Asset Value, End of Period	$82.46	$77.93	$63.83	$52.01	$51.93	$42.41
Total Return**	11.78%	26.36%	22.73%	0.15%	22.45%	15.78%
Net Assets, End of Period (in thousands)	$70,573	$60,299	$48,109	$49,505	$51,998	$43,798
Average Net Assets for the Period (in thousands)	$66,768	$53,140	$53,330	$59,371	$48,548	$41,524
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.42%	1.43%	1.44%	1.43%	1.47%	1.57%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.42%	1.43%	1.44%	1.43%	1.47%	1.55%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.51)%	(0.16)%	(0.67)%	(0.83)%	(0.72)%	(0.58)%
Portfolio Turnover Rate	17%	17%	14%	19%	22%	41%

Class R Shares

	Janus Forty Fund
For a share outstanding during each year ended September 30	2014	2013	2012	2011	2010

Net Asset Value, Beginning of Period	$44.25	$37.14	$28.14	$30.11	$29.76
Income/(Loss) from Investment Operations:
Net investment income/(loss)	(0.26)(3)	0.05	(0.08)	(0.06)	(0.04)
Net gain/(loss) on investments (both realized and unrealized)	5.18	7.06	9.11	(1.91)	0.39
Total from Investment Operations	4.92	7.11	9.03	(1.97)	0.35
Less Distributions:
Dividends (from net investment income)*	(0.22)	–	(0.03)	–	–
Distributions (from capital gains)*	(8.76)	–	–	–	–
Total Distributions	(8.98)	–	(0.03)	–	–
Net Asset Value, End of Period	$40.19	$44.25	$37.14	$28.14	$30.11
Total Return	12.35%	19.14%	32.12%	(6.54)%	1.18%
Net Assets, End of Period (in thousands)	$136,575	$161,383	$181,124	$188,830	$241,690
Average Net Assets for the Period (in thousands)	$150,821	$164,019	$189,329	$247,138	$203,710
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets	1.27%	1.21%	1.27%	1.42%	1.46%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets	1.27%	1.21%	1.27%	1.42%	1.46%
Ratio of Net Investment Income/(Loss) to Average Net Assets	(0.64)%	0.35%	0.01%	(0.09)%	(0.66)%
Portfolio Turnover Rate	51%	43%	9%	51%	40%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Per share amounts are calculated based on average shares outstanding during the year.

See Notes to Financial Statements.

Janus Growth & Core Funds | 145

Financial Highlights  (continued)

Class R Shares

For a share outstanding during each year or period ended	Janus Fund
September 30 and the period ended October 31, 2009	2014	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$37.26	$31.54	$25.22	$26.68	$23.91	$20.86
Income/(Loss) from Investment Operations:
Net investment income/(loss)	(0.10)(3)	0.03	(0.04)	0.01	(0.02)	(0.02)
Net gain/(loss) on investments (both realized and unrealized)	5.95	5.71	6.44	(1.47)	2.79	3.07
Total from Investment Operations	5.85	5.74	6.40	(1.46)	2.77	3.05
Less Distributions:
Dividends (from net investment income)*	(0.02)	(0.02)	(0.08)	–	–	–
Distributions (from capital gains)*	(0.19)	–	–	–	–	–
Total Distributions	(0.21)	(0.02)	(0.08)	–	–	–
Net Asset Value, End of Period	$42.90	$37.26	$31.54	$25.22	$26.68	$23.91
Total Return**	15.77%	18.21%	25.44%	(5.47)%	11.59%	14.62%
Net Assets, End of Period (in thousands)	$2,787	$3,259	$2,427	$2,175	$1,299	$781
Average Net Assets for the Period (in thousands)	$3,267	$2,801	$2,600	$1,644	$1,097	$776
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.26%	1.28%	1.29%	1.37%	1.47%	1.45%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.26%	1.28%	1.29%	1.37%	1.47%	1.44%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.24)%	0.23%	0.07%	0.00%(4)	(0.10)%	(0.34)%
Portfolio Turnover Rate	62%	46%	46%	90%	40%	60%

Class R Shares

	Janus Growth and
For a share outstanding during each year or period ended	Income Fund
September 30 and the period ended October 31, 2009	2014	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$40.85	$34.22	$26.22	$28.48	$26.45	$23.24
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.68(3)	0.52	0.22	0.12	0.15	(0.01)
Net gain/(loss) on investments (both realized and unrealized)	5.92	6.61	8.00	(2.23)	2.03	3.23
Total from Investment Operations	6.60	7.13	8.22	(2.11)	2.18	3.22
Less Distributions:
Dividends (from net investment income)*	(0.59)	(0.50)	(0.22)	(0.15)	(0.15)	(0.01)
Distributions (from capital gains)*	–	–	–	–	–	–
Total Distributions	(0.59)	(0.50)	(0.22)	(0.15)	(0.15)	(0.01)
Net Asset Value, End of Period	$46.86	$40.85	$34.22	$26.22	$28.48	$26.45
Total Return**	16.22%	21.02%	31.42%	(7.49)%	8.27%	13.83%
Net Assets, End of Period (in thousands)	$3,225	$2,685	$2,382	$1,931	$2,000	$1,789
Average Net Assets for the Period (in thousands)	$2,932	$2,518	$2,355	$2,691	$2,026	$1,853
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.38%	1.39%	1.40%	1.39%	1.44%	1.45%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.38%	1.39%	1.40%	1.39%	1.43%	1.44%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.52%	1.64%	0.82%	0.46%	0.58%	(0.14)%
Portfolio Turnover Rate	23%	33%	45%	65%	43%	40%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Per share amounts are calculated based on average shares outstanding during the year.
(4)	Less than 0.005%.

See Notes to Financial Statements.

146 | SEPTEMBER 30, 2014

Class R Shares

For a share outstanding during each year or period ended	Janus Triton Fund
September 30 and the period ended October 31, 2009	2014	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$22.22	$17.91	$14.78	$14.68	$11.64	$10.26
Income/(Loss) from Investment Operations:
Net investment income/(loss)	(0.16)(3)	0.01	(0.05)	(0.04)	(0.04)	0.01
Net gain/(loss) on investments (both realized and unrealized)	1.86	5.15	3.78	0.45	3.08	1.37
Total from Investment Operations	1.70	5.16	3.73	0.41	3.04	1.38
Less Distributions:
Dividends (from net investment income)*	–	–	–	–	–	–
Distributions (from capital gains)*	(0.89)	(0.85)	(0.60)	(0.31)	–	–
Total Distributions	(0.89)	(0.85)	(0.60)	(0.31)	–	–
Net Asset Value, End of Period	$23.03	$22.22	$17.91	$14.78	$14.68	$11.64
Total Return**	7.78%	30.02%	25.73%	2.57%	26.12%	13.45%
Net Assets, End of Period (in thousands)	$144,014	$125,829	$43,169	$16,032	$4,373	$1,167
Average Net Assets for the Period (in thousands)	$143,875	$78,346	$27,890	$13,079	$2,304	$983
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.43%	1.43%	1.45%	1.43%	1.46%	1.81%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.43%	1.43%	1.45%	1.43%	1.45%	1.80%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.70)%	(0.27)%	(0.62)%	(0.69)%	(0.72)%	0.21%
Portfolio Turnover Rate	30%	39%	35%	42%	32%	50%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Per share amounts are calculated based on average shares outstanding during the year.

See Notes to Financial Statements.

Janus Growth & Core Funds | 147

Financial Highlights  (continued)

Class S Shares

For a share outstanding during each year or period ended	Janus Balanced Fund
September 30 and the period ended October 31, 2009	2014	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$29.11	$27.01	$23.19	$25.11	$23.42	$21.31
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.45(3)	0.47	0.47	0.47	0.51	(0.06)
Net gain/(loss) on investments (both realized and unrealized)	2.83	2.90	4.23	(1.15)	1.62	2.26
Total from Investment Operations	3.28	3.37	4.70	(0.68)	2.13	2.20
Less Distributions and Other:
Dividends (from net investment income)*	(0.44)	(0.46)	(0.47)	(0.46)	(0.44)	(0.09)
Distributions (from capital gains)*	(0.86)	(0.81)	(0.41)	(0.78)	–	–
Return of capital	–	–	–	–	–	–(4)
Total Distributions and Other	(1.30)	(1.27)	(0.88)	(1.24)	(0.44)	(0.09)
Net Asset Value, End of Period	$31.09	$29.11	$27.01	$23.19	$25.11	$23.42
Total Return**	11.49%	12.97%	20.60%	(3.03)%	9.17%	10.33%
Net Assets, End of Period (in thousands)	$837,505	$837,535	$789,572	$614,608	$618,469	$502,602
Average Net Assets for the Period (in thousands)	$844,760	$811,115	$722,713	$664,970	$583,340	$480,565
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.08%	1.08%	1.08%	1.08%	1.09%	1.10%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.08%	1.08%	1.08%	1.08%	1.09%	1.09%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.47%	1.52%	1.77%	1.86%	2.20%	2.15%
Portfolio Turnover Rate	72%	78%	84%	94%	76%	158%

Class S Shares

For a share outstanding during each year or period ended	Janus Contrarian Fund
September 30 and the period ended October 31, 2009	2014	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$18.48	$13.87	$11.27	$13.96	$11.68	$10.42
Income/(Loss) from Investment Operations:
Net investment income/(loss)	(0.01)(3)	(0.05)	0.04	(0.11)	0.01	(0.02)
Net gain/(loss) on investments (both realized and unrealized)	4.62	4.69	2.56	(2.58)	2.27	1.28
Total from Investment Operations	4.61	4.64	2.60	(2.69)	2.28	1.26
Less Distributions:
Dividends (from net investment income)*	–	(0.03)	–	–	–	–
Distributions (from capital gains)*	–	–	–	–	–	–
Total Distributions	–	(0.03)	–	–	–	–
Net Asset Value, End of Period	$23.09	$18.48	$13.87	$11.27	$13.96	$11.68
Total Return**	24.95%	33.50%	23.07%	(19.27)%	19.52%	12.09%
Net Assets, End of Period (in thousands)	$6,346	$2,022	$2,598	$2,662	$7,021	$4,493
Average Net Assets for the Period (in thousands)	$5,130	$1,850	$2,688	$5,556	$7,644	$4,551
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.16%	1.00%	1.00%	1.06%	1.18%	1.42%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.15%	0.99%	0.99%	1.06%	1.18%	1.40%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.05)%	0.07%	0.42%	0.11%	(0.02)%	(0.46)%
Portfolio Turnover Rate	61%	66%	53%	130%	95%	80%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Per share amounts are calculated based on average shares outstanding during the year.
(4)	Less than $0.005 on a per share basis.

See Notes to Financial Statements.

148 | SEPTEMBER 30, 2014

Class S Shares

For a share outstanding during each year or period ended	Janus Enterprise Fund
September 30 and the period ended October 31, 2009	2014	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$78.80	$64.36	$52.31	$52.09	$42.45	$36.63
Income/(Loss) from Investment Operations:
Net investment income/(loss)	(0.23)(3)	0.06	(0.33)	(0.20)	(0.15)	(0.02)
Net gain/(loss) on investments (both realized and unrealized)	9.42	16.65	12.38	0.42	9.79	5.84
Total from Investment Operations	9.19	16.71	12.05	0.22	9.64	5.82
Less Distributions:
Dividends (from net investment income)*	–	–	–	–	–	–
Distributions (from capital gains)*	(4.34)	(2.27)	–	–	–	–
Total Distributions	(4.34)	(2.27)	–	–	–	–
Net Asset Value, End of Period	$83.65	$78.80	$64.36	$52.31	$52.09	$42.45
Total Return**	12.07%	26.68%	23.04%	0.42%	22.71%	15.89%
Net Assets, End of Period (in thousands)	$199,831	$252,212	$196,402	$186,891	$213,550	$218,354
Average Net Assets for the Period (in thousands)	$228,373	$216,096	$192,030	$226,170	$213,868	$215,750
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.17%	1.18%	1.19%	1.18%	1.22%	1.31%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.16%	1.17%	1.19%	1.18%	1.22%	1.30%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.29)%	0.09%	(0.41)%	(0.58)%	(0.48)%	(0.34)%
Portfolio Turnover Rate	17%	17%	14%	19%	22%	41%

Class S Shares

	Janus Forty Fund
For a share outstanding during each year ended September 30	2014	2013	2012	2011	2010

Net Asset Value, Beginning of Period	$45.16	$37.89	$28.68	$30.60	$30.17
Income/(Loss) from Investment Operations:
Net investment income/(loss)	(0.15)(3)	0.30	0.09	0.06	(0.02)
Net gain/(loss) on investments (both realized and unrealized)	5.31	7.07	9.20	(1.98)	0.45
Total from Investment Operations	5.16	7.37	9.29	(1.92)	0.43
Less Distributions:
Dividends (from net investment income)*	(0.35)	(0.10)	(0.08)	–	–
Distributions (from capital gains)*	(8.76)	–	–	–	–
Total Distributions	(9.11)	(0.10)	(0.08)	–	–
Net Asset Value, End of Period	$41.21	$45.16	$37.89	$28.68	$30.60
Total Return	12.69%	19.49%	32.47%	(6.27)%	1.43%
Net Assets, End of Period (in thousands)	$687,469	$1,423,516	$1,692,436	$1,904,767	$2,994,743
Average Net Assets for the Period (in thousands)	$1,215,799	$1,581,421	$1,831,407	$2,870,863	$2,964,526
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets	1.02%	0.96%	1.02%	1.17%	1.20%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets	0.97%	0.91%	1.00%	1.17%	1.20%
Ratio of Net Investment Income/(Loss) to Average Net Assets	(0.35)%	0.66%	0.28%	0.16%	(0.42)%
Portfolio Turnover Rate	51%	43%	9%	51%	40%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Per share amounts are calculated based on average shares outstanding during the year.

See Notes to Financial Statements.

Janus Growth & Core Funds | 149

Financial Highlights  (continued)

Class S Shares

For a share outstanding during each year or period ended	Janus Fund
September 30 and the period ended October 31, 2009	2014	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$37.65	$31.84	$25.35	$26.77	$23.95	$20.86
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.01(3)	0.14	0.09	0.06	0.01	–(4)
Net gain/(loss) on investments (both realized and unrealized)	6.02	5.75	6.44	(1.46)	2.81	3.09
Total from Investment Operations	6.03	5.89	6.53	(1.40)	2.82	3.09
Less Distributions:
Dividends (from net investment income)*	(0.06)	(0.08)	(0.04)	(0.02)	–	–
Distributions (from capital gains)*	(0.19)	–	–	–	–	–
Total Distributions	(0.25)	(0.08)	(0.04)	(0.02)	–	–
Net Asset Value, End of Period	$43.43	$37.65	$31.84	$25.35	$26.77	$23.95
Total Return**	16.10%	18.55%	25.79%	(5.25)%	11.77%	14.81%
Net Assets, End of Period (in thousands)	$30,752	$41,000	$43,993	$60,817	$76,034	$84,350
Average Net Assets for the Period (in thousands)	$37,988	$41,378	$54,961	$76,115	$79,758	$85,637
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.01%	1.02%	1.03%	1.14%	1.25%	1.20%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.98%	0.99%	1.02%	1.14%	1.25%	1.19%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.04%	0.55%	0.32%	0.23%	0.04%	(0.08)%
Portfolio Turnover Rate	62%	46%	46%	90%	40%	60%

Class S Shares

	Janus Growth and
For a share outstanding during each year or period ended	Income Fund
September 30 and the period ended October 31, 2009	2014	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$40.96	$34.29	$26.26	$28.51	$26.46	$23.24
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.79(3)	0.63	0.32	0.21	0.22	0.01
Net gain/(loss) on investments (both realized and unrealized)	5.94	6.62	8.00	(2.25)	2.03	3.23
Total from Investment Operations	6.73	7.25	8.32	(2.04)	2.25	3.24
Less Distributions:
Dividends (from net investment income)*	(0.68)	(0.58)	(0.29)	(0.21)	(0.20)	(0.02)
Distributions (from capital gains)*	–	–	–	–	–	–
Total Distributions	(0.68)	(0.58)	(0.29)	(0.21)	(0.20)	(0.02)
Net Asset Value, End of Period	$47.01	$40.96	$34.29	$26.26	$28.51	$26.46
Total Return**	16.50%	21.33%	31.76%	(7.26)%	8.52%	13.94%
Net Assets, End of Period (in thousands)	$33,405	$38,526	$37,945	$46,970	$58,402	$66,211
Average Net Assets for the Period (in thousands)	$37,191	$38,196	$46,185	$62,132	$63,457	$66,895
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.13%	1.14%	1.13%	1.15%	1.18%	1.20%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.12%	1.14%	1.13%	1.15%	1.18%	1.19%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.77%	1.89%	1.06%	0.71%	0.81%	0.10%
Portfolio Turnover Rate	23%	33%	45%	65%	43%	40%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Per share amounts are calculated based on average shares outstanding during the year.
(4)	Less than $0.005 on a per share basis.

See Notes to Financial Statements.

150 | SEPTEMBER 30, 2014

Class S Shares

For a share outstanding during each year or period ended	Janus Research Fund
September 30 and the period ended October 31, 2009	2014	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$38.96	$31.88	$25.82	$26.21	$22.46	$19.41
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.05(3)	0.18	0.06	0.02	0.13	–(4)
Net gain/(loss) on investments (both realized and unrealized)	7.52	7.05	6.21	(0.36)	3.70	3.05
Total from Investment Operations	7.57	7.23	6.27	(0.34)	3.83	3.05
Less Distributions:
Dividends (from net investment income)*	(0.21)	(0.15)	(0.21)	(0.05)	(0.08)	–
Distributions (from capital gains)*	(0.13)	–	–	–	–	–
Total Distributions	(0.34)	(0.15)	(0.21)	(0.05)	(0.08)	–
Net Asset Value, End of Period	$46.19	$38.96	$31.88	$25.82	$26.21	$22.46
Total Return**	19.53%	22.77%	24.41%	(1.32)%	17.06%	15.71%
Net Assets, End of Period (in thousands)	$3,059	$839	$538	$416	$13	$11
Average Net Assets for the Period (in thousands)	$2,593	$724	$511	$145	$17	$1
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.06%	1.06%	1.20%	1.10%	1.25%	1.66%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.06%	1.06%	1.20%	1.10%	1.25%	1.47%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.12%	0.49%	0.24%	0.31%	0.38%	(0.24)%
Portfolio Turnover Rate	44%	45%	64%	88%	69%	83%

Class S Shares

For a share outstanding during each year or period ended	Janus Triton Fund
September 30 and the period ended October 31, 2009	2014	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$22.32	$17.96	$14.79	$14.65	$11.60	$10.26
Income/(Loss) from Investment Operations:
Net investment income/(loss)	(0.10)(3)	0.03	(0.04)	–(4)	(0.03)	0.01
Net gain/(loss) on investments (both realized and unrealized)	1.86	5.20	3.81	0.45	3.10	1.33
Total from Investment Operations	1.76	5.23	3.77	0.45	3.07	1.34
Less Distributions:
Dividends (from net investment income)*	–	(0.02)	–	–	(0.02)	–
Distributions (from capital gains)*	(0.89)	(0.85)	(0.60)	(0.31)	–	–
Total Distributions	(0.89)	(0.87)	(0.60)	(0.31)	(0.02)	–
Net Asset Value, End of Period	$23.19	$22.32	$17.96	$14.79	$14.65	$11.60
Total Return**	8.02%	30.37%	25.99%	2.85%	26.45%	13.06%
Net Assets, End of Period (in thousands)	$336,292	$294,312	$115,486	$30,983	$6,444	$3,845
Average Net Assets for the Period (in thousands)	$327,838	$211,261	$76,974	$20,684	$5,740	$2,245
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.18%	1.18%	1.20%	1.18%	1.23%	1.61%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.18%	1.18%	1.20%	1.18%	1.23%	1.57%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.45)%	0.01%	(0.37)%	(0.43)%	(0.48)%	0.70%
Portfolio Turnover Rate	30%	39%	35%	42%	32%	50%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Per share amounts are calculated based on average shares outstanding during the year.
(4)	Less than $0.005 on a per share basis.

See Notes to Financial Statements.

Janus Growth & Core Funds | 151

Financial Highlights  (continued)

Class S Shares

	Janus Venture Fund
For a share outstanding during each year or period ended September 30	2014	2013	2012	2011(1)

Net Asset Value, Beginning of Period	$70.57	$60.26	$50.16	$60.66
Income/(Loss) from Investment Operations:
Net investment income/(loss)	(0.32)(2)	0.09	(0.08)	(0.01)
Net gain/(loss) on investments (both realized and unrealized)	4.32	16.87	14.26	(10.49)
Total from Investment Operations	4.00	16.96	14.18	(10.50)
Less Distributions:
Dividends (from net investment income)*	–	–	–	–
Distributions (from capital gains)*	(10.94)	(6.65)	(4.08)	–
Total Distributions	(10.94)	(6.65)	(4.08)	–
Net Asset Value, End of Period	$63.63	$70.57	$60.26	$50.16
Total Return**	6.03%	31.67%	29.55%	(17.31)%
Net Assets, End of Period (in thousands)	$6,792	$6,069	$189	$8
Average Net Assets for the Period (in thousands)	$6,387	$2,060	$37	$9
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.18%	1.21%	1.20%	1.18%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.18%	1.21%	1.18%	1.18%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.49)%	0.01%	(0.53)%	(0.59)%
Portfolio Turnover Rate	47%	92%	51%	54%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from May 6, 2011 (inception date) through September 30, 2011.
(2)	Per share amounts are calculated based on average shares outstanding during the year.

See Notes to Financial Statements.

152 | SEPTEMBER 30, 2014

Class T Shares

For a share outstanding during each year or
period ended September 30 and the year ended	Janus Balanced Fund
October 31	2014	2013	2012	2011	2010(1)	2009

Net Asset Value, Beginning of Period	$29.13	$27.02	$23.19	$25.10	$23.42	$20.58
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.53(2)	0.53	0.54	0.51	0.58	0.36
Net gain/(loss) on investments (both realized and unrealized)	2.83	2.92	4.22	(1.13)	1.61	3.80
Total from Investment Operations	3.36	3.45	4.76	(0.62)	2.19	4.16
Less Distributions and Other:
Dividends (from net investment income)*	(0.51)	(0.53)	(0.52)	(0.51)	(0.51)	(0.74)
Distributions (from capital gains)*	(0.86)	(0.81)	(0.41)	(0.78)	–	(0.58)
Return of capital	–	–	–	–	–	–(3)
Total Distributions and Other	(1.37)	(1.34)	(0.93)	(1.29)	(0.51)	(1.32)
Net Asset Value, End of Period	$31.12	$29.13	$27.02	$23.19	$25.10	$23.42
Total Return**	11.77%	13.27%	20.88%	(2.78)%	9.43%	21.56%
Net Assets, End of Period (in thousands)	$4,541,805	$3,979,849	$3,548,410	$3,066,279	$2,957,642	$3,438,753
Average Net Assets for the Period (in thousands)	$4,375,206	$3,721,640	$3,387,942	$3,227,273	$3,136,111	$2,749,762
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.83%	0.83%	0.83%	0.83%	0.82%	0.82%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.82%	0.83%	0.83%	0.83%	0.82%	0.82%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.73%	1.77%	2.02%	2.11%	2.43%	2.72%
Portfolio Turnover Rate	72%	78%	84%	94%	76%	158%

Class T Shares

For a share outstanding during each year or period
ended September 30 and the year ended	Janus Contrarian Fund
October 31	2014	2013	2012	2011	2010(1)	2009

Net Asset Value, Beginning of Period	$18.51	$13.96	$11.31	$14.00	$11.69	$10.90
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.03(2)	0.05	0.09	(0.04)	–(3)	–(3)
Net gain/(loss) on investments (both realized and unrealized)	4.64	4.63	2.56	(2.62)	2.32	1.22
Total from Investment Operations	4.67	4.68	2.65	(2.66)	2.32	1.22
Less Distributions and Other:
Dividends (from net investment income)*	(0.03)	(0.13)	–	(0.03)	(0.01)	(0.05)
Distributions (from capital gains)*	–	–	–	–	–	(0.37)
Return of capital	–	–	–	–	–	(0.01)
Total Distributions and Other	(0.03)	(0.13)	–	(0.03)	(0.01)	(0.43)
Net Asset Value, End of Period	$23.15	$18.51	$13.96	$11.31	$14.00	$11.69
Total Return**	25.24%	33.76%	23.43%	(19.04)%	19.81%	12.35%
Net Assets, End of Period (in thousands)	$1,308,109	$985,916	$769,713	$849,035	$1,701,378	$3,655,102
Average Net Assets for the Period (in thousands)	$1,238,665	$894,444	$838,592	$1,474,114	$2,454,799	$3,398,196
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.89%	0.76%	0.75%	0.81%	0.91%	1.01%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.89%	0.75%	0.74%	0.81%	0.91%	1.00%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.16%	0.34%	0.67%	0.40%	0.16%	0.02%
Portfolio Turnover Rate	61%	66%	53%	130%	95%	80%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Per share amounts are calculated based on average shares outstanding during the year.
(3)	Less than $0.005 on a per share basis.

See Notes to Financial Statements.

Janus Growth & Core Funds | 153

Financial Highlights  (continued)

Class T Shares

For a share outstanding during each year or period
ended September 30 and the year ended	Janus Enterprise Fund
October 31	2014	2013	2012	2011	2010(1)	2009

Net Asset Value, Beginning of Period	$79.71	$64.92	$52.63	$52.27	$42.50	$35.71
Income/(Loss) from Investment Operations:
Net investment income/(loss)	(0.01)(2)	0.21	(0.12)	(0.03)	(0.04)	(0.01)
Net gain/(loss) on investments (both realized and unrealized)	9.50	16.85	12.41	0.39	9.81	6.80
Total from Investment Operations	9.49	17.06	12.29	0.36	9.77	6.79
Less Distributions:
Dividends (from net investment income)*	(0.08)	–	–	–	–	–
Distributions (from capital gains)*	(4.34)	(2.27)	–	–	–	–
Total Distributions	(4.42)	(2.27)	–	–	–	–
Net Asset Value, End of Period	$84.78	$79.71	$64.92	$52.63	$52.27	$42.50
Total Return**	12.33%	27.00%	23.35%	0.69%	22.99%	19.01%
Net Assets, End of Period (in thousands)	$1,248,431	$1,068,048	$826,846	$723,261	$816,087	$1,521,578
Average Net Assets for the Period (in thousands)	$1,179,729	$938,951	$814,223	$900,476	$1,074,011	$1,335,838
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.92%	0.93%	0.94%	0.93%	0.95%	0.99%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.92%	0.92%	0.94%	0.93%	0.95%	0.98%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.01)%	0.34%	(0.16)%	(0.34)%	(0.23)%	(0.09)%
Portfolio Turnover Rate	17%	17%	14%	19%	22%	41%

Class T Shares

	Janus Forty Fund
For a share outstanding during each year ended September 30	2014	2013	2012	2011	2010

Net Asset Value, Beginning of Period	$45.27	$38.02	$28.83	$30.69	$30.18
Income/(Loss) from Investment Operations:
Net investment income/(loss)	(0.06)(2)	0.48	0.17	0.15	0.02
Net gain/(loss) on investments (both realized and unrealized)	5.31	6.99	9.23	(2.01)	0.49
Total from Investment Operations	5.25	7.47	9.40	(1.86)	0.51
Less Distributions:
Dividends (from net investment income)*	(0.42)	(0.22)	(0.21)	–	–
Distributions (from capital gains)*	(8.76)	–	–	–	–
Total Distributions	(9.18)	(0.22)	(0.21)	–	–
Net Asset Value, End of Period	$41.34	$45.27	$38.02	$28.83	$30.69
Total Return	12.90%	19.74%	32.79%	(6.06)%	1.69%
Net Assets, End of Period (in thousands)	$25,731	$36,961	$53,755	$31,178	$29,048
Average Net Assets for the Period (in thousands)	$30,580	$52,021	$41,299	$38,574	$10,232
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets	0.77%	0.71%	0.76%	0.92%	1.02%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets	0.76%	0.71%	0.75%	0.92%	1.02%
Ratio of Net Investment Income/(Loss) to Average Net Assets	(0.13)%	0.84%	0.54%	0.40%	(0.11)%
Portfolio Turnover Rate	51%	43%	9%	51%	40%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Per share amounts are calculated based on average shares outstanding during the year.

See Notes to Financial Statements.

154 | SEPTEMBER 30, 2014

Class T Shares

For a share outstanding during each year or
period ended September 30 and the year ended	Janus Fund
October 31	2014	2013	2012	2011	2010(1)	2009

Net Asset Value, Beginning of Period	$37.68	$31.90	$25.42	$26.82	$23.95	$20.35
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.11(2)	0.28	0.18	0.16	0.09	0.11
Net gain/(loss) on investments (both realized and unrealized)	6.02	5.69	6.43	(1.50)	2.80	3.76
Total from Investment Operations	6.13	5.97	6.61	(1.34)	2.89	3.87
Less Distributions:
Dividends (from net investment income)*	(0.12)	(0.19)	(0.13)	(0.06)	(0.02)	(0.27)
Distributions (from capital gains)*	(0.19)	–	–	–	–	–
Total Distributions	(0.31)	(0.19)	(0.13)	(0.06)	(0.02)	(0.27)
Net Asset Value, End of Period	$43.50	$37.68	$31.90	$25.42	$26.82	$23.95
Total Return**	16.37%	18.83%	26.07%	(5.01)%	12.06%	19.35%
Net Assets, End of Period (in thousands)	$1,617,564	$1,638,769	$1,987,992	$2,032,008	$2,800,369	$8,100,358
Average Net Assets for the Period (in thousands)	$1,689,483	$1,591,600	$2,149,222	$2,583,683	$5,138,181	$7,312,389
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.76%	0.78%	0.78%	0.89%	0.94%	0.89%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.75%	0.76%	0.78%	0.89%	0.94%	0.88%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.27%	0.75%	0.58%	0.48%	0.21%	0.49%
Portfolio Turnover Rate	62%	46%	46%	90%	40%	60%

Class T Shares

For a share outstanding during each year or	Janus Growth and
period ended September 30 and the year ended	Income Fund
October 31	2014	2013	2012	2011	2010(1)	2009

Net Asset Value, Beginning of Period	$40.97	$34.28	$26.25	$28.50	$26.47	$21.90
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.92(2)	0.72	0.38	0.28	0.28	0.28
Net gain/(loss) on investments (both realized and unrealized)	5.93	6.63	8.01	(2.25)	2.03	4.56
Total from Investment Operations	6.85	7.35	8.39	(1.97)	2.31	4.84
Less Distributions:
Dividends (from net investment income)*	(0.78)	(0.66)	(0.36)	(0.28)	(0.28)	(0.27)
Distributions (from capital gains)*	–	–	–	–	–	–
Total Distributions	(0.78)	(0.66)	(0.36)	(0.28)	(0.28)	(0.27)
Net Asset Value, End of Period	$47.04	$40.97	$34.28	$26.25	$28.50	$26.47
Total Return**	16.81%	21.66%	32.07%	(7.03)%	8.79%	22.32%
Net Assets, End of Period (in thousands)	$1,538,205	$1,398,091	$1,330,261	$1,253,824	$1,615,457	$3,622,998
Average Net Assets for the Period (in thousands)	$1,503,853	$1,347,857	$1,352,274	$1,639,387	$2,383,198	$3,231,514
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.88%	0.89%	0.90%	0.90%	0.90%	0.90%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.87%	0.88%	0.90%	0.90%	0.90%	0.89%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	2.04%	2.15%	1.31%	0.96%	0.90%	1.22%
Portfolio Turnover Rate	23%	33%	45%	65%	43%	40%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Per share amounts are calculated based on average shares outstanding during the year.

See Notes to Financial Statements.

Janus Growth & Core Funds | 155

Financial Highlights  (continued)

Class T Shares

For a share outstanding during each year or
period ended September 30 and the year ended	Janus Research Fund
October 31	2014	2013	2012	2011	2010(1)	2009

Net Asset Value, Beginning of Period	$39.33	$32.17	$25.94	$26.33	$22.49	$18.25
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.17(2)	0.28	0.16	0.16	0.15	0.17
Net gain/(loss) on investments (both realized and unrealized)	7.60	7.10	6.23	(0.42)	3.75	4.23
Total from Investment Operations	7.77	7.38	6.39	(0.26)	3.90	4.40
Less Distributions:
Dividends (from net investment income)*	(0.17)	(0.22)	(0.16)	(0.13)	(0.06)	(0.16)
Distributions (from capital gains)*	(0.13)	–	–	–	–	–
Total Distributions	(0.30)	(0.22)	(0.16)	(0.13)	(0.06)	(0.16)
Net Asset Value, End of Period	$46.80	$39.33	$32.17	$25.94	$26.33	$22.49
Total Return**	19.85%	23.06%	24.74%	(1.04)%	17.36%	24.29%
Net Assets, End of Period (in thousands)	$1,505,253	$1,336,614	$1,349,917	$1,213,477	$1,354,695	$2,890,078
Average Net Assets for the Period (in thousands)	$1,466,282	$1,323,849	$1,339,538	$1,465,454	$1,881,088	$2,505,457
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.80%	0.81%	0.95%	0.87%	1.02%	1.02%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.80%	0.80%	0.95%	0.87%	1.02%	1.01%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.39%	0.80%	0.49%	0.48%	0.44%	0.59%
Portfolio Turnover Rate	44%	45%	64%	88%	69%	83%

Class T Shares

For a share outstanding during each year or period	Janus Triton Fund
ended September 30 and the year ended October 31	2014	2013	2012	2011	2010(1)	2009

Net Asset Value, Beginning of Period	$22.52	$18.09	$14.85	$14.68	$11.60	$8.89
Income/(Loss) from Investment Operations:
Net investment income/(loss)	(0.05)(2)	0.05	(0.04)	–(3)	0.01	0.01
Net gain/(loss) on investments (both realized and unrealized)	1.89	5.27	3.88	0.48	3.09	2.70
Total from Investment Operations	1.84	5.32	3.84	0.48	3.10	2.71
Less Distributions:
Dividends (from net investment income)*	–	(0.04)	–	–	(0.02)	–(3)
Distributions (from capital gains)*	(0.89)	(0.85)	(0.60)	(0.31)	–	–
Total Distributions	(0.89)	(0.89)	(0.60)	(0.31)	(0.02)	–
Net Asset Value, End of Period	$23.47	$22.52	$18.09	$14.85	$14.68	$11.60
Total Return**	8.31%	30.66%	26.37%	3.05%	26.74%	30.55%
Net Assets, End of Period (in thousands)	$2,136,397	$2,138,223	$1,389,123	$830,444	$431,352	$315,350
Average Net Assets for the Period (in thousands)	$2,240,693	$1,744,940	$1,179,102	$846,328	$313,740	$193,298
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.93%	0.93%	0.94%	0.93%	0.96%	1.18%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.92%	0.92%	0.94%	0.93%	0.96%	1.17%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.20)%	0.31%	(0.11)%	(0.17)%	(0.14)%	0.06%
Portfolio Turnover Rate	30%	39%	35%	42%	32%	50%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Per share amounts are calculated based on average shares outstanding during the year.
(3)	Less than $0.005 on a per share basis.

See Notes to Financial Statements.

156 | SEPTEMBER 30, 2014

Class T Shares

For a share outstanding during each year or
period ended September 30 and the year ended	Janus Twenty Fund
October 31	2014	2013	2012	2011	2010(1)	2009

Net Asset Value, Beginning of Period	$74.16	$62.57	$55.81	$60.33	$57.00	$46.29
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.48(2)	0.45	0.24	0.16	(0.12)	0.06
Net gain/(loss) on investments (both realized and unrealized)	9.05	11.57	15.72	(4.53)	3.45	10.66
Total from Investment Operations	9.53	12.02	15.96	(4.37)	3.33	10.72
Less Distributions and Other:
Dividends (from net investment income)*	(0.41)	(0.43)	(0.04)	(0.15)	–	–
Distributions (from capital gains)*	(17.95)	–	(9.16)	–	–	–
Return of capital	–	–	–	–	–	(0.01)
Total Distributions and Other	(18.36)	(0.43)	(9.20)	(0.15)	–	(0.01)
Net Asset Value, End of Period	$65.33	$74.16	$62.57	$55.81	$60.33	$57.00
Total Return**	14.63%	19.35%	32.43%	(7.28)%(3)	5.84%	23.16%
Net Assets, End of Period (in thousands)	$3,208,201	$3,593,975	$3,460,637	$2,985,145	$3,850,699	$9,016,257
Average Net Assets for the Period (in thousands)	$3,581,846	$3,430,478	$3,326,880	$3,792,727	$5,792,097	$7,846,950
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.81%	0.77%	0.81%	0.93%	0.91%	0.86%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.80%	0.76%	0.81%	0.93%	0.91%	0.86%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.73%	0.70%	0.39%	0.33%	(0.14)%	(0.10)%
Portfolio Turnover Rate	36%	71%	12%	56%	35%	32%

Class T Shares

For a share outstanding during each year or period ended	Janus Venture Fund
September 30 and the year ended October 31	2014	2013	2012	2011	2010(1)	2009

Net Asset Value, Beginning of Period	$70.99	$60.43	$50.21	$47.08	$38.68	$29.82
Income/(Loss) from Investment Operations:
Net investment income/(loss)	(0.16)(2)	0.15	(0.11)	(0.06)	(0.13)	–(4)
Net gain/(loss) on investments (both realized and unrealized)	4.36	17.06	14.41	3.19	8.53	8.86
Total from Investment Operations	4.20	17.21	14.30	3.13	8.40	8.86
Less Distributions:
Dividends (from net investment income)*	–	–	–	–	–	–
Distributions (from capital gains)*	(10.94)	(6.65)	(4.08)	–	–	–
Total Distributions	(10.94)	(6.65)	(4.08)	–	–	–
Net Asset Value, End of Period	$64.25	$70.99	$60.43	$50.21	$47.08	$38.68
Total Return**	6.31%	32.03%	29.77%	6.65%	21.72%	29.71%
Net Assets, End of Period (in thousands)	$729,674	$646,328	$498,625	$219,453	$206,712	$921,384
Average Net Assets for the Period (in thousands)	$724,733	$618,311	$345,919	$239,806	$458,457	$776,334
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.93%	0.94%	0.95%	0.96%	0.92%	0.93%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.92%	0.94%	0.94%	0.96%	0.92%	0.93%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.25)%	0.18%	(0.23)%	(0.31)%	(0.47)%	(0.48)%
Portfolio Turnover Rate	47%	92%	51%	54%	58%	40%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Per share amounts are calculated based on average shares outstanding during the year.
(3)	Total return reflects a non-recurring litigation settlement from Enron Corp. This resulted in an increase to the total return of 0.28% for the year ended September 30, 2011.
(4)	Less than $0.005 on a per share basis.

See Notes to Financial Statements.

Janus Growth & Core Funds | 157

Notes to Financial Statements

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1.	Organization and Significant Accounting Policies

Janus Balanced Fund, Janus Contrarian Fund, Janus Enterprise Fund, Janus Forty Fund, Janus Fund, Janus Growth and Income Fund, Janus Research Fund, Janus Triton Fund, Janus Twenty Fund and Janus Venture Fund (individually, a “Fund” and collectively, the “Funds”) are series funds. The Funds are part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The financial statements include information for the year ended September 30, 2014. The Trust offers forty-six funds which include multiple series of shares, with differing investment objectives and policies. The Funds invest primarily in equity securities. Each Fund in this report is classified as diversified, as defined in the 1940 Act, with the exception of Janus Contrarian Fund, Janus Forty Fund and Janus Twenty Fund, which are classified as nondiversified.

Each Fund in this report offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms. The maximum purchase in Class C Shares is $500,000 for any single purchase.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus funds. Class D Shares are available only to investors who hold accounts directly with the Janus funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, and bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and nonqualified deferred compensation plans.

Class R Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital Management LLC (“Janus Capital”) or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Funds and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation
Securities held by the Funds are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”).

158 | SEPTEMBER 30, 2014

Each Fund will determine the market value of individual securities held by it by using prices provided by one or more professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Certain short-term securities maturing within 60 days or less are valued on an amortized cost basis. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. The Funds use systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses
Each Fund bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to each Fund. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications
In the normal course of business, the Funds may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. A Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against a Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations
The Funds do not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and equity risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Janus Growth & Core Funds | 159

Notes to Financial Statements (continued)

Dividend Distributions
Dividends of net investment income for Janus Balanced Fund and Janus Growth and Income Fund are generally declared and distributed quarterly, and realized capital gains (if any) are distributed annually. The other Funds generally declare and distribute dividends of net investment income and realized capital gains (if any) annually.

The Funds may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Funds distribute such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes
Each Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed each Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Funds’ financial statements. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Restricted Cash
As of September 30, 2014, Janus Fund and Janus Twenty Fund had restricted cash in the amounts of $5,500,000 and $4,970,000, respectively. The restricted cash represents collateral pledged in relation to derivatives and/or securities with extended settlement dates. The carrying value of the restricted cash approximates fair value.

Valuation Inputs Summary
In accordance with Financial Accounting Standards Board (“FASB”) standard guidance, the Funds utilize the “Fair Value Measurements” to define fair value, establish a framework for measuring fair value, and expand disclosure requirements regarding fair value measurements. The Fair Value Measurement Standard does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. Various inputs are used in determining the value of the Funds’ investments defined pursuant to this standard. These inputs are summarized into three broad levels:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Prices determined using other significant observable inputs. Observable inputs are inputs that reflect the assumptions market participants would use in pricing a security and are developed based on market data obtained from sources independent of the reporting entity. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Debt securities may be valued in accordance with the evaluated bid price supplied by the pricing service and generally categorized as Level 2 in the hierarchy. Securities traded on OTC markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Funds’ Trustees and are categorized as Level 2 in the hierarchy. Short-term securities with maturities of 60 days or less are valued at amortized cost, which approximates market value and are categorized as Level 2 in the hierarchy. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts. The Funds use systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. These are generally categorized as Level 2 in the hierarchy.

Level 3 – Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the factors market participants would use in pricing the security and would be based on the best information available under the circumstances.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Funds since the beginning of the fiscal year.

160 | SEPTEMBER 30, 2014

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of September 30, 2014 to value the Funds’ investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedules of Investments and Other Information.

The Funds did not hold a significant amount of Level 3 securities as of September 30, 2014.

The following table shows the amounts of transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the year. The Funds recognize transfers between the levels as of the beginning of the fiscal year.

	Transfers Out	Transfers Out
	of Level 1	of Level 2
Fund	to Level 2	to Level 1

Janus Balanced Fund	$144,968,930	$–
Janus Contrarian Fund	102,539,650	106,245,147
Janus Enterprise Fund	46,351,293	72,167,860
Janus Fund	427,226,782	–
Janus Growth and Income Fund	78,883,439	20,667,500
Janus Twenty Fund	302,235,191	–
Janus Venture Fund	6,790,651	23,543,253

Financial assets were transferred out of Level 1 to Level 2 since certain foreign equity prices were applied a fair valuation adjustment factor at the end of the current fiscal year and no factor was applied at the end of the prior fiscal year.

Financial assets were transferred out of Level 2 to Level 1 as the current market for the securities with quoted prices are considered active.

2.	Derivative Instruments

The Funds may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Funds may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by one or more of the Funds during the year ended September 30, 2014 is discussed in further detail below. A summary of derivative activity by Fund is reflected in the tables at the end of this section.

The Funds may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative (to earn income and seek to enhance returns) purposes. When the Funds invest in a derivative for speculative purposes, the Funds will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Funds may not use any derivative to gain exposure to an asset or class of assets in which they would be prohibited by their respective investment restrictions from purchasing directly. The Funds’ ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Funds to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks, including, but not limited to, counterparty risk, credit risk, currency risk, equity risk, index risk, interest rate risk, leverage risk, and liquidity risk, as described below.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC, such as options and structured notes, are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs.

OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk. In an effort to mitigate credit risk associated with derivatives traded OTC, the Funds may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, a Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital’s ability to establish and maintain appropriate systems and trading.

In pursuit of their investment objectives, each Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

•	Counterparty Risk – Counterparty risk is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to a Fund.

•	Credit Risk – Credit risk is the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

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Notes to Financial Statements (continued)

•	Currency Risk – Currency risk is the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

•	Equity Risk – Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

•	Index Risk – If the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, a Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

•	Interest Rate Risk – Interest rate risk is the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause a Fund’s net asset value (“NAV”) to likewise decrease, and vice versa.

•	Leverage Risk – Leverage risk is the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. A Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

•	Liquidity Risk – Liquidity risk is the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Forward Foreign Currency Exchange Contracts
A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Funds may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Funds may also invest in forward currency contracts for nonhedging purposes such as seeking to enhance returns. The Funds are subject to currency risk in the normal course of pursuing their investment objectives through their investments in forward currency contracts.

The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in “Net realized gain/(loss) from investments and foreign currency transactions” on the Statements of Operations (if applicable).

During the year, Janus Balanced Fund, Janus Contrarian Fund, Janus Enterprise Fund, Janus Fund, and Janus Growth and Income Fund entered into forward contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by each Fund.

The following table provides average ending monthly currency units on sold forward contracts during the year ended September 30, 2014.

Fund	Sold

Janus Balanced Fund	85,523,462
Janus Contrarian Fund	1,968,407,692
Janus Enterprise Fund	106,526,923
Janus Fund	3,873,848,231
Janus Growth and Income Fund	59,024,692

Futures Contracts
A futures contract is an exchange-traded agreement to take or make delivery of an underlying asset at a specific time in the future for a specific predetermined negotiated price. The Funds may enter into futures contracts to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. The Funds are subject to interest rate risk, equity risk, and currency risk in the normal course of pursuing their investment objectives through their investments in futures contracts. The Funds may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statements of Assets and Liabilities (if applicable). When a contract is closed, a realized gain or loss is recorded as “Net realized gain/(loss) from futures contracts” on the Statements of Operations (if applicable), equal to the difference between the opening and closing

162 | SEPTEMBER 30, 2014

value of the contract. Generally, futures contracts are marked-to-market (i.e. treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end. Securities held by the Funds that are designated as collateral for market value on futures contracts are noted on the Schedules of Investments (if applicable). Such collateral is in the possession of the Funds’ futures commission merchant.

With futures, there is minimal counterparty credit risk to the Funds since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

During the year, Janus Contrarian Fund sold futures on equity indices to decrease exposure to equity risk.

The following table provides average ending monthly market value amounts on sold futures contracts during the year ended September 30, 2014.

Fund	Sold

Janus Contrarian Fund	$196,999,468

Options Contracts
An options contract provides the purchaser with the right, but not the obligation, to buy (call option) or sell (put option) a financial instrument at an agreed upon price. The Funds are subject to interest rate risk, liquidity risk, equity risk, and currency risk in the normal course of pursuing their investment objectives through their investments in options contracts. The Funds may use options contracts to hedge against changes in interest rates, the values of equities, or foreign currencies. The Funds may utilize American-style and European-style options. An American-style option is an option contract that can be exercised at any time between the time of purchase and the option’s expiration date. A European-style option is an option contract that can only be exercised on the option’s expiration date. The Funds may also purchase or write put and call options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. The Funds generally invest in options to hedge against adverse movements in the value of portfolio holdings.

When an option is written, the Funds receive a premium and become obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. In writing an option, the Funds bear the risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Funds could result in the Funds buying or selling a security at a price different from the current market value.

When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid.

The Funds may also purchase and write exchange-listed and OTC put and call options on domestic securities indices, and on foreign securities indices listed on domestic and foreign securities exchanges. Options on securities indices are similar to options on securities except that (1) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (2) the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash “exercise settlement amount” equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed “index multiplier.” Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

Options traded on an exchange are regulated and the terms of the options are standardized. Options traded OTC expose the Funds to counterparty risk in the event that the counterparty does not perform. This risk is mitigated by having a netting arrangement between the Funds and the counterparty and by having the counterparty post collateral to cover the Funds’ exposure to the counterparty.

Holdings of the Funds designated to cover outstanding written options are noted on the Schedules of Investments (if applicable). Options written are reported as a liability on the Statements of Assets and Liabilities as “Options written, at value” (if applicable). Realized gains and losses are reported as “Net realized gain/(loss) from written options contracts” on the Statements of Operations (if applicable).

The risk in writing call options is that the Funds give up the opportunity for profit if the market price of the security increases and the options are exercised. The risk in writing put options is that the Funds may incur a loss if the market price of the security decreases and the options are exercised. The risk in buying options is that the Funds pay a premium whether or not the options are exercised. The use of such instruments may involve certain additional

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Notes to Financial Statements (continued)

risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Funds’ hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. There is no limit to the loss the Funds may recognize due to written call options.

During the year, Janus Contrarian Fund, Janus Fund, and Janus Twenty Fund purchased call options on various equity securities for the purpose of increasing exposure to individual equity risk.

During the year, Janus Contrarian Fund and Janus Fund purchased put options on various equity securities for the purpose of decreasing exposure to individual equity risk.

The following table provides average ending monthly market value amounts on purchased call and put options during the year ended September 30, 2014.

	Purchased	Purchased
Fund	Call Options	Put Options

Janus Contrarian Fund	$32,687,192	$5,871,595
Janus Fund	5,425,966	439,379
Janus Twenty Fund	518,323	–

During the year, Janus Contrarian Fund wrote call options on various equity securities for the purpose of decreasing exposure to individual equity risk and/or generating income.

During the year, Janus Fund and Janus Twenty Fund wrote put options on various equity securities for the purpose of increasing exposure to individual equity risk and/or generating income.

The following table provides average ending monthly market value amounts on written call and put options during the year ended September 30, 2014.

	Written	Written
Fund	Call Options	Put Options

Janus Contrarian Fund	$1,177,919	$–
Janus Fund	–	2,197,234
Janus Twenty Fund	–	255,685

Written option activity for the year ended September 30, 2014 is indicated in the tables below:

	Number of	Premiums
Call Options	Contracts	Received

Janus Contrarian Fund
Options outstanding at September 30, 2013	59,878	$2,516,120
Options written	38,530	10,979,634
Options closed	(42,173)	(7,978,475)
Options expired	–	–
Options exercised	(56,235)	(5,517,279)

Options outstanding at September 30, 2014	–	$–

	Number of	Premiums
Put Options	Contracts	Received

Janus Fund
Options outstanding at September 30, 2013	34,677	$3,122,805
Options written	55,570	11,048,644
Options closed	(59,025)	(7,973,621)
Options expired	–	–
Options exercised	–	–

Options outstanding at September 30, 2014	31,222	$6,197,828

	Number of	Premiums
Put Options	Contracts	Received

Janus Twenty Fund
Options outstanding at September 30, 2013	–	$–
Options written	44,000	5,535,200
Options closed	–	–
Options expired	–	–
Options exercised	–	–

Options outstanding at September 30, 2014	44,000	$5,535,200

Swaps
A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The Funds may utilize swap agreements as a means to gain exposure to certain common stocks and/or to “hedge” or protect their portfolios from adverse movements in securities prices or interest rates. The Funds are subject to equity risk and interest rate risk in the normal course of pursuing their investment objectives through investments in swap contracts. Swap agreements entail the risk that a party will default on its payment obligation to a Fund. If the other party to a swap defaults, a Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If a Fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Fund and reduce the Fund’s total return. Swap agreements are typically privately negotiated and entered into in the OTC market. However, the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) of 2010 now requires certain swap agreements to be cleared through a clearinghouse and traded on an exchange or swap execution facility. Swaps that are required to be cleared are required to post initial and variation margins in accordance with the exchange requirements. New regulations under the Dodd-Frank Act could, among other things, increase the cost of such transactions. Swap contracts of the Funds are reported as an asset or liability on the Statements of Assets and Liabilities (if applicable). Realized gains and losses of the Funds are reported in “Net realized gain/(loss) from swap contracts” on the Statements of Operations (if applicable).

Total return swaps involve an exchange by two parties in which one party makes payments based on a set rate,

164 | SEPTEMBER 30, 2014

either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period.

The Funds’ maximum risk of loss for total return swaps from counterparty risk or credit risk is the discounted value of the payments to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk is mitigated by having a netting arrangement between the Funds and the counterparty and by the posting of collateral to the Funds to cover the Funds’ exposure to the counterparty.

During the year, Janus Triton Fund entered into total return swaps on equity securities or indices to increase exposure to equity risk. These total return swaps require the Fund to pay a floating reference interest rate, and an amount equal to the negative price movement of securities or an index multiplied by the notional amount of the contract. The Fund will receive payments equal to the positive price movement of the same securities or index multiplied by the notional amount of the contract and, in some cases, dividends paid on the securities.

The following table provides average ending monthly notional amount on total return swaps which are long the reference asset during the year ended September 30, 2014.

Fund	Long

Janus Triton Fund	$40,356,242

The following tables, grouped by derivative type, provides information about the fair value and location of derivatives within the Statements of Assets and Liabilities as of September 30, 2014.

Fair Value of Derivative Instruments as of September 30, 2014

Derivatives not accounted	Asset Derivatives		Liability Derivatives
for as hedging instruments	Statements of Assets and Liabilities Location	Fair Value	Statements of Assets and Liabilities Location	Fair Value

Janus Balanced Fund
Currency Contracts	Forward currency contracts	$1,055,074

Janus Contrarian Fund
Currency Contracts	Forward currency contracts	$85,190
Equity Contracts	Unaffiliated investments at value	88,414,703*
Equity Contracts	Variation margin receivable	685,000

Total		$89,184,893

Janus Enterprise Fund
Currency Contracts	Forward currency contracts	$3,871,925

Janus Fund
Currency Contracts	Forward currency contracts	$2,665,931
Equity Contracts	Unaffiliated investments at value	6,957,464*	Options written, at value	$9,239,614

Total		$9,623,395		$9,239,614

Janus Growth and Income Fund
Currency Contracts	Forward currency contracts	$620,764

Janus Twenty Fund
Equity Contracts	Unaffiliated investments at value	$6,738,200*	Options written, at value	$3,323,910

*	Amounts relate to purchased options.

The following tables provide information about the effect of derivatives and hedging activities on the Funds’ Statements of Operations for the year ended September 30, 2014.

The effect of Derivative Instruments on the Statements of Operations for the year ended September 30, 2014

Amount of Net Realized Gain/(Loss) on Derivatives Recognized in Income
Derivatives not accounted for as	Investments and foreign
hedging instruments	currency transactions	Futures contracts	Swap contracts	Written options contracts	Total

Janus Balanced Fund
Currency Contracts	$(9,433,932)	$–	$–	$–	$(9,433,932)

Janus Contrarian Fund
Currency Contracts	$1,162,050	$–	$–	$–	$1,162,050
Equity Contracts	40,811,609*	(19,361,353)	–	4,702,013	26,152,269

Total	$41,973,659	$(19,361,353)	$–	$4,702,013	$27,314,319

Janus Enterprise Fund
Currency Contracts	$3,174,721	$–	$–	$–	$3,174,721

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Notes to Financial Statements (continued)

Amount of Net Realized Gain/(Loss) on Derivatives Recognized in Income
Derivatives not accounted for as	Investments and foreign
hedging instruments	currency transactions	Futures contracts	Swap contracts	Written options contracts	Total

Janus Fund
Currency Contracts	$(14,670,354)	$–	$–	$–	$(14,670,354)
Equity Contracts	6,534,471*	–	–	6,205,919	12,740,390

Total	$(8,135,883)	$–	$–	$6,205,919	$(1,929,964)

Janus Growth and Income Fund
Currency Contracts	$(4,660,729)	$–	$–	$–	$(4,660,729)

Janus Triton Fund
Equity Contracts	$–	$–	$8,478,717	$–	$8,478,717

*	Amounts relate to purchased options.

Change in Unrealized Net Appreciation/Depreciation on Derivatives Recognized in Income
	Investments, foreign
	currency translations and
Derivatives not accounted for as	non-interested Trustees’
hedging instruments	deferred compensation		Futures contracts	Swap contracts	Written options contracts	Total

Janus Balanced Fund
Currency Contracts	$4,970,192		$–	$–	$–	$4,970,192

Janus Contrarian Fund
Currency Contracts	$730,749		$–	$–	$–	$730,749
Equity Contracts	24,784,795*		(2,654,258)	–	1,057,752	23,188,289

Total	$25,515,544		$(2,654,258)	$–	$1,057,752	$23,919,038

Janus Enterprise Fund
Currency Contracts	$5,147,415		$–	$–	$–	$5,147,415

Janus Fund
Currency Contracts	$12,054,304		$–	$–	$–	$12,054,304
Equity Contracts	(4,534,265	)*	–	–	(2,775,135)	(7,309,400)

Total	$7,520,039		$–	$–	$(2,775,135)	$4,744,904

Janus Growth and Income Fund
Currency Contracts	$3,355,984		$–	$–	$–	$3,355,984

Janus Triton Fund
Equity Contracts	$–		$–	$(807,662)	$–	$(807,662)

Janus Twenty Fund
Equity Contracts	$(6,901,800	)*	$–	$–	$2,211,290	$(4,690,510)

*	Amounts relate to purchased options.

Please see the Funds’ Statements of Operations for the Funds’ “Net Realized and Unrealized Gain/(Loss) on Investments.”

3.	Other Investments and Strategies

Additional Investment Risk
The Funds may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes or adverse developments specific to the issuer.

The financial crisis that began in 2008 caused a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient each could negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including a Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude a Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Act in July 2010 provided for widespread regulation of financial institutions,

166 | SEPTEMBER 30, 2014

consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expands federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Funds and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced severe economic and financial difficulties. As a result, financial markets in the EU have been subject to increased volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on a Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties
Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to a Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to a Fund. A Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of a Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the “Offsetting Assets and Liabilities” section of this Note for further details.

A Fund may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby a Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. A Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that a Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Exchange-Traded Funds
The Funds may invest in exchange-traded funds which generally are index-based investment companies that hold substantially all of their assets in securities representing their specific index. As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Fund bears directly in connection with its own operations.

Loans
Janus Balanced Fund may invest in various commercial loans, including bank loans, bridge loans, debtor-in-possession (“DIP”) loans, mezzanine loans, and other fixed and floating rate loans. These loans may be acquired through loan participations and assignments or on a when-issued basis. Commercial loans will comprise no more than 20% of Janus Balanced Fund’s total assets. Below are descriptions of the types of loans held by Janus Balanced Fund as of September 30, 2014.

•	Bank Loans – Bank loans are obligations of companies or other entities entered into in connection with recapitalizations, acquisitions, and refinancings. A Fund’s investments in bank loans are generally acquired as a participation interest in, or assignment of, loans originated by a lender or other financial institution. These investments may include institutionally-traded floating and fixed-rate debt securities.

•	Floating Rate Loans – Floating rate loans are debt securities that have floating interest rates, that adjust periodically, and are tied to a benchmark

Janus Growth & Core Funds | 167

Notes to Financial Statements (continued)

lending rate, such as London Interbank Offered Rate (“LIBOR”). In other cases, the lending rate could be tied to the prime rate offered by one or more major U.S. banks or the rate paid on large certificates of deposit traded in the secondary markets. If the benchmark lending rate changes, the rate payable to lenders under the loan will change at the next scheduled adjustment date specified in the loan agreement. Floating rate loans are typically issued to companies (“borrowers”) in connection with recapitalizations, acquisitions, and refinancings. Floating rate loan investments are generally below investment grade. Senior floating rate loans are secured by specific collateral of a borrower and are senior in the borrower’s capital structure. The senior position in the borrower’s capital structure generally gives holders of senior loans a claim on certain of the borrower’s assets that is senior to subordinated debt and preferred and common stock in the case of a borrower’s default. Floating rate loan investments may involve foreign borrowers, and investments may be denominated in foreign currencies. Floating rate loans often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Fund may invest in obligations of borrowers who are in bankruptcy proceedings. While the Fund generally expects to invest in fully funded term loans, certain of the loans in which the Fund may invest include revolving loans, bridge loans, and delayed draw term loans.

Purchasers of floating rate loans may pay and/or receive certain fees. The Fund may receive fees such as covenant waiver fees or prepayment penalty fees. The Fund may pay fees such as facility fees. Such fees may affect the Fund’s return.

•	Mezzanine Loans – Mezzanine loans are secured by the stock of the company that owns the assets. Mezzanine loans are a hybrid of debt and equity financing that is typically used to fund the expansion of existing companies. A mezzanine loan is composed of debt capital that gives the lender the right to convert to an ownership or equity interest in the company if the loan is not paid back in time and in full. Mezzanine loans typically are the most subordinated debt obligation in an issuer’s capital structure.

Mortgage- and Asset-Backed Securities
The Funds, particularly Janus Balanced Fund, may purchase fixed or variable rate mortgage-backed securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), or other governmental or government-related entities. Ginnie Mae’s guarantees are backed by the full faith and credit of the U.S. Government. Historically, Fannie Maes and Freddie Macs were not backed by the full faith and credit of the U.S. Government, and may not be in the future. In September 2008, the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. Government, placed Fannie Mae and Freddie Mac under conservatorship. Under the conservatorship, the management of Fannie Mae and Freddie Mac was replaced. Since 2008, Fannie Mae and Freddie Mac have received capital support through U.S. Treasury preferred stock purchases, and Treasury and Federal Reserve purchases of their mortgage-backed securities. The FHFA and the U.S. Treasury have imposed strict limits on the size of these entities’ mortgage portfolios. The FHFA has the power to cancel any contract entered into by Fannie Mae and Freddie Mac prior to FHFA’s appointment as conservator or receiver, including the guarantee obligations of Fannie Mae and Freddie Mac.

The Funds may purchase other mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Asset-backed securities may be backed by automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying assets fail to perform, these investment vehicles could be forced to sell the assets and recognize losses on such assets, which could impact the Funds’ yield and your return.

Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Prepayment risk, which results from prepayments of the principal of underlying loans at a faster pace than expected, may shorten the effective maturities of these securities and may result in the Fund having to reinvest proceeds at a lower interest rate.

In addition to prepayment risk, investments in mortgage-backed securities, including those comprised of subprime mortgages, and investments in other asset-backed securities comprised of under-performing assets may be subject to a higher degree of credit risk, valuation risk, and liquidity risk. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or

168 | SEPTEMBER 30, 2014

insurance, there is no assurance that private guarantors or insurers will meet their obligations.

Mortgage- and asset-backed securities are also subject to extension risk, which is the risk that rising interest rates could cause mortgages or other obligations underlying these securities to be paid more slowly than expected, increasing the Funds’ sensitivity to interest rate changes and causing its price to decline.

Offsetting Assets and Liabilities
The Funds present gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statements of Assets and Liabilities.

In order to better define its contractual rights and to secure rights that will help a Fund mitigate its counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs OTC derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, in the event of a default and/or termination event, a Fund may offset with each counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. Note that for financial reporting purposes, a Fund does not offset certain derivative financial instruments’ payables and receivables and related collateral on the Statements of Assets and Liabilities.

The following tables present gross amounts of recognized assets and liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see either the “Fair Value of Derivative Instruments as of September 30, 2014” table located in Note 2 of these Notes to Financial Statements and/or the applicable Fund’s Schedule of Investments.

Offsetting of Financial Assets and Derivative Assets
Janus Balanced Fund

	Gross Amounts of
Counterparty	Recognized Assets	Offsetting Asset or Liability(a)	Collateral Pledged(b)	Net Amount

Bank of America	$13,745	$–	$–	$13,745
Credit Suisse International	166,817	–	–	166,817
HSBC Securities (USA), Inc.	704,059	–	–	704,059
JPMorgan Chase & Co.	37,324	–	–	37,324
RBC Capital Markets Corp.	133,129	–	–	133,129

Total	$1,055,074	$–	$–	$1,055,074

Janus Contrarian Fund
	Gross Amounts of
Counterparty	Recognized Assets	Offsetting Asset or Liability(a)	Collateral Pledged(b)	Net Amount

Credit Suisse International	$12,134,464	$–	$(12,134,464)	$–
Deutsche Bank AG	326,728,847	–	(326,728,847)	–
Goldman Sachs & Co.	23,071,189	(11,973,374)	(11,097,815)	–
JPMorgan Chase & Co.	11,118	–	–	11,118
Morgan Stanley & Co. International PLC	19,742,730	–	(17,041,530)	2,701,200
UBS AG	33,540,392		(29,999,343)	3,541,049

Total	$415,228,740	$(11,973,374)	$(397,001,999)	$6,253,367

Janus Enterprise Fund
	Gross Amounts of
Counterparty	Recognized Assets	Offsetting Asset or Liability(a)	Collateral Pledged(b)	Net Amount

Bank of America	$28,292	$–	$–	$28,292
Credit Suisse International	957,738	–	–	957,738
Deutsche Bank AG	186,029,846	–	(186,029,846)	–
HSBC Securities (USA), Inc.	1,517,669	–	–	1,517,669
JPMorgan Chase & Co.	287,869	–	–	287,869
RBC Capital Markets Corp.	1,080,357	–	–	1,080,357

Total	$189,901,771	$–	$(186,029,846)	$3,871,925

Janus Growth & Core Funds | 169

Notes to Financial Statements (continued)

Janus Fund

	Gross Amounts of
Counterparty	Recognized Assets	Offsetting Asset or Liability(a)	Collateral Pledged(b)	Net Amount

Credit Suisse International	$2,281,456	$(2,281,456)	$–	$–
HSBC Securities (USA), Inc.	1,429,001	–	–	1,429,001
JPMorgan Chase & Co.	167,297	–	–	167,297
Morgan Stanley & Co. International PLC	5,292,073	(1,379,674)	(3,912,399)	–
RBC Capital Markets Corp.	453,568	–	–	453,568

Total	$9,623,395	$(3,661,130)	$(3,912,399)	$2,049,866

Janus Growth and Income Fund
	Gross Amounts of
Counterparty	Recognized Assets	Offsetting Asset or Liability(a)	Collateral Pledged(b)	Net Amount

Credit Suisse International	$209,100	$–	$–	$209,100
HSBC Securities (USA), Inc.	288,032	–	–	288,032
JPMorgan Chase & Co.	29,719	–	–	29,719
RBC Capital Markets Corp.	93,913	–	–	93,913

Total	$620,764	$–	$–	$620,764

Janus Triton Fund
	Gross Amounts of
Counterparty	Recognized Assets	Offsetting Asset or Liability(a)	Collateral Pledged(b)	Net Amount

Deutsche Bank AG	$418,278,770	$–	$(418,278,770)	$–

Janus Twenty Fund
	Gross Amounts of
Counterparty	Recognized Assets	Offsetting Asset or Liability(a)	Collateral Pledged(b)	Net Amount

Goldman Sachs International	$6,738,200	$(3,323,910)	$4,970,000(c)	$8,384,290

Janus Venture Fund
	Gross Amounts of
Counterparty	Recognized Assets	Offsetting Asset or Liability(a)	Collateral Pledged(b)	Net Amount

Deutsche Bank AG	$212,334,558	$–	$(212,334,558)	$–

Offsetting of Financial Liabilities and Derivative Liabilities
Janus Contrarian Fund
	Gross Amounts of
Counterparty	Recognized Liabilities	Offsetting Asset or Liability(a)	Collateral Pledged(b)	Net Amount

Goldman Sachs & Co.	$11,973,374	$(11,973,374)	$–	$–

Janus Fund
	Gross Amounts of
Counterparty	Recognized Liabilities	Offsetting Asset or Liability(a)	Collateral Pledged(b)	Net Amount

Credit Suisse International	$7,859,940	$(2,281,456)	$(5,500,000)	$78,484
Morgan Stanley & Co. International PLC	1,379,674	(1,379,674)	–	–

Total	$9,239,614	$(3,661,130)	$(5,500,000)	$78,484

Janus Twenty Fund
	Gross Amounts of
Counterparty	Recognized Liabilities	Offsetting Asset or Liability(a)	Collateral Pledged(b)	Net Amount

Goldman Sachs International	$3,323,910	$(3,323,910)	$–	$–

(a)	Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statements of Assets and Liabilities.
(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.
(c)	Janus Twenty Fund pledged $4,970,000 for certain transactions. This amount is included in “Restricted cash” on the Statements of Assets and Liabilities.

170 | SEPTEMBER 30, 2014

Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions. Securities on loan will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Upon receipt of cash collateral, Janus Capital currently intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Cash Collateral Fund LLC. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

A Fund does not exchange collateral on its forward currency contracts with its counterparties; however, a Fund will segregate cash or high-grade securities in an amount at all times equal to or greater than a Fund’s commitment with respect to these contracts. Such segregated assets, if with the Fund’s custodian, are denoted on the accompanying Schedule of Investments and are evaluated daily to ensure their market value equals or exceeds the current market value of a Fund’s corresponding forward currency contracts.

A Fund may require the counterparty to pledge securities as collateral daily (based on the daily valuation of the financial asset) if a Fund has a net aggregate unrealized gain on OTC derivative contracts with a particular counterparty. A Fund may deposit cash as collateral with the counterparty and/or custodian daily (based on the daily valuation of the financial asset) if a Fund has a net aggregate unrealized loss on OTC derivative contacts with a particular counterparty. The collateral amounts are subject to minimum exposure requirements and initial margin requirements. Collateral amounts are monitored and subsequently adjusted up or down as valuations fluctuate by at least the minimum exposure requirement. Collateral may reduce the risk of loss.

Real Estate Investing
The Funds may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Restricted Security Transactions
Restricted securities held by the Funds may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Funds to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Securities Lending
Under procedures adopted by the Trustees, certain Funds may seek to earn additional income by lending securities to qualified parties. Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions. Each Fund may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If a Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to invest the cash collateral in a

Janus Growth & Core Funds | 171

Notes to Financial Statements (continued)

cash management vehicle for which Janus Capital serves as investment adviser, Janus Cash Collateral Fund LLC. An investment in Janus Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause a Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Funds and Janus Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Funds and Janus Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Funds may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments (if applicable). Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statements of Operations (if applicable).

Short Sales
The Funds may engage in “short sales against the box.” Short sales against the box involve either selling short a security that the Funds own or selling short a security that the Funds have the right to obtain, for delivery at a specified date in the future. The Funds may enter into short sales against the box to hedge against anticipated declines in the market price of portfolio securities. The Funds do not deliver from their portfolios the securities sold short and do not immediately receive the proceeds of the short sale. The Funds borrow the securities sold short and receive proceeds from the short sale only when they deliver the securities to the lender. If the value of the securities sold short increases prior to the scheduled delivery date, the Funds lose the opportunity to participate in the gain.

The Funds may also engage in other short sales. The Funds may engage in short sales when the portfolio managers and/or investment personnel anticipate that a security’s market purchase price will be less than its borrowing price. To complete the transaction, the Funds must borrow the security to deliver it to the purchaser and buy that same security in the market to return it to the lender. No more than 10% of a Fund’s net assets may be invested in short positions (through short sales of stocks, structured products, futures, swaps, and uncovered written calls). The Funds may engage in short sales “against the box” and options for hedging purposes that are not subject to this 10% limit. Although the potential for gain as a result of a short sale is limited to the price at which the Fund sold the security short less the cost of borrowing the security, the potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. There is no assurance the Funds will be able to close out a short position at a particular time or at an acceptable price. A gain or a loss will be recognized upon termination of a short sale. Short sales held by the Funds are fully collateralized by restricted cash or other securities, which are denoted on the accompanying Schedules of Investments (if applicable). The Funds are also required to pay the lender of the security any dividends or interest that accrue on a borrowed security during the period of the loan. Depending on the arrangements made with the broker or custodian, a Fund may or may not receive any payments (including interest) on collateral it has deposited with the broker. The Funds pay stock loan fees, disclosed on the Statements of Operations (if applicable), on assets borrowed from the security broker.

The Funds may also enter into short positions through derivative instruments, such as options contracts, futures contracts, and swap agreements, which may expose the Funds to similar risks. To the extent that the Funds enter into short derivative positions, the Funds may be exposed to risks similar to those associated with short sales, including the risk that the Funds’ losses are theoretically unlimited.

Sovereign Debt
A Fund may invest in U.S. and foreign government debt securities (“sovereign debt”). Investments in U.S. sovereign debt are considered low risk. However, investments in non-U.S. sovereign debt can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be

172 | SEPTEMBER 30, 2014

willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors, including its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, the relative size of its debt position in relation to its economy as a whole, the sovereign debtor’s policy toward international lenders, and local political constraints to which the governmental entity may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies, and other entities. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts. A Fund may be requested to participate in the rescheduling of such sovereign debt and to extend further loans to governmental entities, which may adversely affect the Fund’s holdings. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Fund may collect all or part of the sovereign debt that a governmental entity has not repaid.

When-Issued and Delayed Delivery Securities
Janus Balanced Fund may purchase or sell securities on a when-issued or delayed delivery basis. When-issued and delayed delivery securities in which the Fund may invest include U.S. Treasury Securities, municipal bonds, bank loans, and other similar instruments. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Fund may hold liquid assets as collateral with the Fund’s custodian sufficient to cover the purchase price.

4.	Investment Advisory Agreements and Other Transactions with Affiliates

Each Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects each Fund’s contractual investment advisory fee rate or base fee rate, as applicable (expressed as an annual rate).

		Contractual
	Average Daily	Investment
	Net Assets	Advisory Fee/
Fund	of the Fund	Base Fee (%)

Janus Balanced Fund	All Asset Levels	0.55
Janus Contrarian Fund	N/A	0.64
Janus Enterprise Fund	All Asset Levels	0.64
Janus Forty Fund	N/A	0.64
Janus Fund	N/A	0.64
Janus Growth and Income Fund	All Asset Levels	0.60
Janus Research Fund	N/A	0.64
Janus Triton Fund	All Asset Levels	0.64
Janus Twenty Fund	N/A	0.64
Janus Venture Fund	All Asset Levels	0.64

For Janus Contrarian Fund, Janus Forty Fund, Janus Fund, Janus Research Fund, and Janus Twenty Fund, the investment advisory fee rate is determined by calculating a base fee and applying a performance adjustment. The base fee rate is the same as the contractual investment advisory fee rate shown in the table above. The performance adjustment either increases or decreases the base fee depending on how well each Fund has performed relative to its benchmark index, as shown below:

Fund	Benchmark Index

Janus Contrarian Fund	S&P 500® Index
Janus Forty Fund	Russell 1000® Growth Index
Janus Fund	Core Growth Index
Janus Research Fund	Russell 1000® Growth Index
Janus Twenty Fund	Russell 1000® Growth Index

The calculation of the performance adjustment applies as follows:

Investment Advisory Fee = Base Fee Rate +/- Performance Adjustment

The investment advisory fee rate paid to Janus Capital by each of the Funds listed above consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Fund’s average daily net assets during the previous month (“Base Fee Rate”), plus or minus (2) a performance-fee adjustment (“Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund’s average daily net assets during the applicable performance measurement period.

The Funds’ prospectuses and statement of additional information contain additional information about performance-based fees. The amount shown as advisory fees on the Statements of Operations reflects the Base Fee Rate plus/minus any Performance Adjustment. The performance adjusted investment advisory fee rates

Janus Growth & Core Funds | 173

Notes to Financial Statements (continued)

before any waivers and/or reimbursements of expenses for the year ended September 30, 2014 are below:

Performance Adjusted
Investment Advisory
Fund	Fee Rate (%)

Janus Contrarian Fund	0.61
Janus Forty Fund	0.48
Janus Fund	0.48
Janus Research Fund	0.52
Janus Twenty Fund	0.54

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Funds’ transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Funds.

Certain, but not all, intermediaries charge administrative fees to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Funds to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Funds, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Funds. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships.

Class D Shares pay an annual administrative services fee of 0.12% of net assets. These administrative services fees are paid by Class D Shares for shareholder services provided by Janus Services.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of Class R Shares, Class S Shares, and Class T Shares of the Funds for providing or procuring administrative services to investors in Class R Shares, Class S Shares, and Class T Shares of the Funds. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class R Shares, Class S Shares, and Class T Shares of each Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class R Shares, Class S Shares, and Class T Shares.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital.

Janus Services is compensated for its services related to Class D Shares, and receives reimbursement for its out-of-pocket costs on all other share classes. Included in out-of-pocket expenses are the expenses Janus Services incurs for serving as transfer agent and providing servicing to shareholders.

Under separate distribution and shareholder servicing plans (each, a “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Funds may pay the Trust’s distributor, Janus Distributors LLC, a wholly-owned subsidiary of Janus Capital, a fee at an annual rate of up to 0.25% of the Class A Shares average daily net assets, of up to 1.00% of the Class C Shares average daily net assets, of up to 0.50% of the Class R Shares average daily net assets, and of up to 0.25% of the Class S Shares average daily net assets. Under the terms of each Plan, the Trust is authorized to make payments to Janus Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Funds. Payments under each Plan are not tied exclusively to actual distribution and shareholder service expenses, and the payments may exceed distribution and shareholder service expenses actually incurred by the Funds. If any of the Fund’s actual distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “Distribution fees and shareholder servicing fees” in the Statements of Operations.

Janus Capital has contractually agreed to waive the advisory fee payable by each Fund listed below or reimburse expenses in an amount equal to the amount, if any, that the Fund’s normal operating expenses in any fiscal year, including the investment advisory fee, but excluding any performance adjustments to management fees, the distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, Class R Shares, and Class S Shares), administrative services fees payable pursuant to the Transfer Agency Agreement, brokerage commissions, interest, dividends, taxes,

174 | SEPTEMBER 30, 2014

acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate shown below. Janus Capital has agreed to continue each waiver until at least February 1, 2015. If applicable, amounts reimbursed to the Funds by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statements of Operations.

Fund	Expense Limit (%)

Janus Balanced Fund	0.68
Janus Contrarian Fund	0.77
Janus Enterprise Fund	0.87(1)
Janus Forty Fund	0.83
Janus Fund	0.83
Janus Growth and Income Fund	0.75
Janus Triton Fund	0.92
Janus Venture Fund	0.92

(1)	Effective February 1, 2014, the expense limit was increased from 0.76% to 0.87%.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Funds. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Funds as unrealized appreciation/(depreciation) and is shown as of September 30, 2014 on the Statements of Assets and Liabilities as an asset, “Non-interested Trustees’ deferred compensation,” and a liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statements of Assets and Liabilities. Deferred compensation expenses for the year ended September 30, 2014 are included in “Non-interested Trustees’ fees and expenses” on the Statements of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $283,000 were paid by the Trust to a Trustee under the Deferred Plan during the year ended September 30, 2014.

Certain officers of the Funds may also be officers and/or directors of Janus Capital. Each Fund indirectly pays for the salaries, fees, and expenses of certain Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Funds. Administration costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital provides to each Fund. Some expenses related to compensation payable to the Funds’ Chief Compliance Officer and compliance staff are shared with the Funds. Total compensation of $522,703 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended September 30, 2014. Each Fund’s portion is reported as part of “Other expenses” on the Statements of Operations.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Funds. The sales charge is allocated between Janus Distributors and financial intermediaries. During the year ended September 30, 2014, Janus Distributors retained the following upfront sales charges:

Upfront
Fund (Class A Shares)	Sales Charge

Janus Balanced Fund	$342,811
Janus Contrarian Fund	69,569
Janus Enterprise Fund	13,134
Janus Forty Fund	28,042
Janus Fund	6,919
Janus Growth and Income Fund	4,299
Janus Research Fund	5,793
Janus Triton Fund	78,194
Janus Venture Fund	17,052

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived, as discussed in the Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. During the year ended September 30, 2014, redeeming shareholders of Class A Shares paid the following CDSCs to Janus Distributors:

Fund (Class A Shares)	CDSC

Janus Balanced Fund	$4,185
Janus Forty Fund	1,890
Janus Research Fund	6,481
Janus Triton Fund	6,583
Janus Venture Fund	7,043

Class C Shares include a 1.00% CDSC paid by redeeming shareholders to Janus Distributors. The CDSC applies to shares redeemed within 12 months of purchase. The redemption price may differ from the NAV per share. During the year ended September 30, 2014,

Janus Growth & Core Funds | 175

Notes to Financial Statements (continued)

redeeming shareholders of Class C Shares paid the following CDSCs:

Fund (Class C Shares)	CDSC

Janus Balanced Fund	$85,235
Janus Contrarian Fund	1,982
Janus Enterprise Fund	2,149
Janus Forty Fund	14,289
Janus Fund	39
Janus Growth and Income Fund	424
Janus Research Fund	220
Janus Triton Fund	47,062
Janus Venture Fund	2,705

The Funds’ expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in “Expense and Fee Offset” on the Statements of Operations (if applicable). The Funds could have employed the assets used by the custodian and/or transfer agent to produce income if they had not entered into an expense offset arrangement.

Pursuant to the provisions of the 1940 Act and rules promulgated thereunder, the Funds may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Funds may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Funds are eligible to participate in the cash sweep program (the “Investing Funds”). Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered 2a-7 product. There are no restrictions on the Funds’ ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Funds to Janus Cash Liquidity Fund LLC. As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated cash management pooled investment vehicles and the Investing Funds.

During the year ended September 30, 2014, any recorded distributions from affiliated investments as affiliated dividend income, and affiliated purchases and sales can be found in the Notes to Schedules of Investments and Other Information.

As of September 30, 2014, shares of the Funds were owned by Janus Capital and/or other funds advised by Janus Capital, as indicated in the table below:

	% of	% of
	Class	Fund
Fund	Owned	Owned

Janus Forty Fund - Class A Shares	–%	–%
Janus Forty Fund - Class C Shares	–	–
Janus Forty Fund - Class I Shares	–	–
Janus Forty Fund - Class N Shares	20	1
Janus Forty Fund - Class R Shares	–	–
Janus Forty Fund - Class S Shares	–	–
Janus Forty Fund - Class T Shares	–	–
Janus Fund - Class A Shares	–	–
Janus Fund - Class C Shares	–	–
Janus Fund - Class D Shares	–	–
Janus Fund - Class I Shares	–	–
Janus Fund - Class N Shares	51	0
Janus Fund - Class R Shares	–	–
Janus Fund - Class S Shares	–	–
Janus Fund - Class T Shares	–	–

176 | SEPTEMBER 30, 2014

5.	Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Funds must satisfy under the income tax regulations; (2) losses or deductions the Funds may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes (reduced by foreign tax liability).

Other book to tax differences primarily consist of deferred compensation, derivatives and foreign currency contract adjustments. The Funds have elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

	Undistributed	Undistributed		Loss Deferrals		Other Book
	Ordinary	Long-Term	Accumulated	Late-Year	Post-October	to Tax	Net Tax
Fund	Income	Gains	Capital Losses	Ordinary Loss	Capital Loss	Differences	Appreciation

Janus Balanced Fund	$38,210,886	$427,078,773	$–	$–	$–	$(235,407)	$2,337,007,136
Janus Contrarian Fund	2,741,882	355,937,215	(26,964,997)	–	–	(72,371)	675,756,286
Janus Enterprise Fund	1,055,141	209,964,780	(33,811,386)	–	–	(63,099)	1,224,490,339
Janus Forty Fund	43,294,605	720,747,185	–	–	–	(51,979)	511,336,427
Janus Fund	128,770,437	1,459,979,542	(9,444,811)	–	–	(3,220,461)	1,545,009,587
Janus Growth and Income Fund	12,460,535	–	(66,855,671)	–	–	(166,673)	1,409,259,606
Janus Research Fund	34,224,253	459,052,792	–	–	–	(72,548)	1,178,589,004
Janus Triton Fund	21,479,848	484,312,072	–	–	–	(93,600)	1,242,680,740
Janus Twenty Fund	111,078,441	1,017,367,870	–	–	–	1,876,561	2,079,313,457
Janus Venture Fund	43,334,882	162,014,072	–	–	–	(39,416)	376,472,918

Accumulated capital losses noted below represent net capital loss carryovers, as of September 30, 2014, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. Under the Regulated Investment Company Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Losses incurred during those years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may more likely expire unused. Also, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. The following table shows these capital loss carryovers.

Capital Loss Carryover Expiration Schedule
For the year ended September 30, 2014

								Accumulated
	September 30,	September 30,	September 30,	September 30,	September 30,	No Expiration		Capital
Fund	2015	2016	2017	2018	2019	Short-Term	Long-Term	Losses

Janus Contrarian Fund(1)	$–	$(14,397,922)	$(8,936,372)	$(2,708,558)	$(922,145)	$–	$–	$(26,964,997)
Janus Enterprise Fund(2)	–	(33,811,386)	–	–	–	–	–	(33,811,386)
Janus Fund(3)	–	(9,444,811)	–	–	–	–	–	(9,444,811)
Janus Growth and Income Fund(4)	(1,281,001)	(7,963,315)	(57,148,505)	(462,850)	–	–	–	(66,855,671)

(1)	Capital loss carryovers subject to annual limitations, $(7,198,961) should be available in the next fiscal year.
(2)	Capital loss carryovers subject to annual limitations, $(29,275,428) should be available in the next fiscal year.
(3)	Capital loss carryovers subject to annual limitations, $(4,722,405) should be available in the next fiscal year.
(4)	Capital loss carryovers subject to annual limitations, $(62,874,013) should be available in the next fiscal year.

Janus Growth & Core Funds | 177

Notes to Financial Statements (continued)

During the year ended September 30, 2014, the following capital loss carryovers were utilized by the Funds as indicated in the table:

Capital Loss
Carryover
Fund	Utilized

Janus Contrarian Fund	$283,224,377
Janus Enterprise Fund	29,275,428
Janus Fund	4,722,405
Janus Growth and Income Fund	203,902,338
Janus Research Fund	25,718,890

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of September 30, 2014 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals, investments in partnerships, and investments in passive foreign investment companies.

	Federal Tax	Unrealized	Unrealized
Fund	Cost	Appreciation	(Depreciation)

Janus Balanced Fund	$9,589,165,115	$2,361,746,237	$(24,739,101)
Janus Contrarian Fund	3,787,080,302	879,534,506	(205,734,661)
Janus Enterprise Fund	2,442,104,754	1,267,862,953	(43,372,614)
Janus Forty Fund	2,067,871,447	529,576,554	(18,240,127)
Janus Fund	6,141,379,261	1,606,366,517	(61,356,930)
Janus Growth and Income Fund	2,937,109,471	1,423,436,481	(14,176,875)
Janus Research Fund	3,088,005,832	1,193,733,974	(15,144,970)
Janus Triton Fund	4,765,043,253	1,349,868,032	(107,187,292)
Janus Twenty Fund	7,069,421,933	2,193,707,200	(114,393,743)
Janus Venture Fund	2,146,635,887	451,344,705	(74,871,787)

Information on the tax components of securities sold short as of September 30, 2014 is as follows:

	Federal Tax	Unrealized	Unrealized
Fund	Cost	(Appreciation)	Depreciation

Janus Contrarian Fund	$(13,929,815)	$–	$1,956,441

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended September 30, 2014

	Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Fund	Income	Capital Gains	Capital	Loss

Janus Balanced Fund	$183,879,900	$303,740,375	$–	$–
Janus Contrarian Fund	5,909,301	–	–	–
Janus Enterprise Fund	3,993,699	170,969,120	–	–
Janus Forty Fund	24,206,810	578,538,255	–	–
Janus Fund	25,631,395	36,035,507	–	–
Janus Growth and Income Fund	74,507,293	–	–	–
Janus Research Fund	17,402,321	12,043,140	–	–
Janus Triton Fund	10,181,716	210,496,246	–	–
Janus Twenty Fund	66,183,850	2,172,637,421	–	–
Janus Venture Fund	48,418,893	289,420,663	–	–

178 | SEPTEMBER 30, 2014

For the year ended September 30, 2013

	Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Fund	Income	Capital Gains	Capital	Loss

Janus Balanced Fund	$190,338,688	$251,152,575	$–	$–
Janus Contrarian Fund	24,408,390	–	–	–
Janus Enterprise Fund	–	84,264,060	–	–
Janus Forty Fund	12,844,539	–	–	–
Janus Fund	62,081,035	–	–	–
Janus Growth and Income Fund	66,132,205	–	–	–
Janus Research Fund	24,596,415	–	–	–
Janus Triton Fund	48,128,979	131,169,383	–	–
Janus Twenty Fund	64,818,671	–	–	–
Janus Venture Fund	39,245,356	162,708,406	–	–

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. The following reclassifications have been made to the Funds:

		Increase/(Decrease)	Increase/(Decrease)
	Increase/(Decrease)	to Undistributed Net	to Undistributed Net
Fund	to Capital	Investment Income/Loss	Realized Gain/Loss

Janus Balanced Fund	$–	$11,021	$(11,021)
Janus Contrarian Fund	–	212,868	(212,868)
Janus Enterprise Fund	–	1,017,109	(1,017,109)
Janus Forty Fund	–	9,219,059	(9,219,059)
Janus Fund	–	(16,885,367)	16,885,367
Janus Growth and Income Fund	–	(10,072,169)	10,072,169
Janus Research Fund	–	(3,911,830)	3,911,830
Janus Triton Fund	–	24,175,762	(24,175,762)
Janus Twenty Fund	–	(16,367,596)	16,367,596
Janus Venture Fund	–	4,319,419	(4,319,419)

Janus Growth & Core Funds | 179

Notes to Financial Statements (continued)

6.	Capital Share Transactions

	Janus		Janus		Janus
	Balanced Fund		Contrarian Fund		Enterprise Fund
For each year ended September 30	2014	2013(1)	2014	2013(1)	2014	2013(1)

Transactions in Fund Shares – Class A Shares:
Shares sold	9,469,276	8,089,581	2,566,477	364,760	479,488	444,428
Reinvested dividends and distributions	992,298	995,997	238	8,474	50,514	30,174
Shares repurchased	(9,863,868)	(7,103,437)	(667,313)	(719,248)	(477,857)	(383,452)
Net Increase/(Decrease) in Fund Shares	597,706	1,982,141	1,899,402	(346,014)	52,145	91,150
Shares Outstanding, Beginning of Period	26,276,801	24,294,660	1,374,022	1,720,036	1,188,431	1,097,281
Shares Outstanding, End of Period	26,874,507	26,276,801	3,273,424	1,374,022	1,240,576	1,188,431
Transactions in Fund Shares – Class C Shares:
Shares sold	10,814,005	7,316,770	1,549,523	105,426	194,342	145,506
Reinvested dividends and distributions	797,863	668,946	–	–	21,513	10,483
Shares repurchased	(3,836,572)	(3,547,152)	(214,002)	(339,562)	(93,019)	(90,667)
Net Increase/(Decrease) in Fund Shares	7,775,296	4,438,564	1,335,521	(234,136)	122,836	65,322
Shares Outstanding, Beginning of Period	24,437,471	19,998,907	1,175,095	1,409,231	466,575	401,253
Shares Outstanding, End of Period	32,212,767	24,437,471	2,510,616	1,175,095	589,411	466,575
Transactions in Fund Shares – Class D Shares:
Shares sold	3,815,715	4,583,550	5,363,281	5,244,751	638,795	1,006,015
Reinvested dividends and distributions	2,037,292	2,135,360	198,431	1,104,387	758,822	464,127
Shares repurchased	(4,640,191)	(5,321,888)	(9,466,560)	(14,084,331)	(1,380,377)	(1,687,993)
Net Increase/(Decrease) in Fund Shares	1,212,816	1,397,022	(3,904,848)	(7,735,193)	17,240	(217,851)
Shares Outstanding, Beginning of Period	44,205,695	42,808,673	106,705,211	114,440,404	13,831,498	14,049,349
Shares Outstanding, End of Period	45,418,511	44,205,695	102,800,363	106,705,211	13,848,738	13,831,498
Transactions in Fund Shares – Class I Shares:
Shares sold	18,890,033	15,051,849	11,926,608	2,503,132	1,897,940	1,571,703
Reinvested dividends and distributions	1,336,773	2,950,332	14,442	29,255	198,411	94,362
Shares repurchased	(11,450,127)	(58,483,288)	(2,328,628)	(1,163,698)	(1,805,281)	(1,182,366)
Net Increase/(Decrease) in Fund Shares	8,776,679	(40,481,107)	9,612,422	1,368,689	291,070	483,699
Shares Outstanding, Beginning of Period	33,164,928	73,646,035	4,581,160	3,212,471	6,108,268	5,624,569
Shares Outstanding, End of Period	41,941,607	33,164,928	14,193,582	4,581,160	6,399,338	6,108,268
Transactions in Fund Shares – Class N Shares:
Shares sold	9,296,224	54,990,665	N/A	N/A	845,728	167,715
Reinvested dividends and distributions	2,390,289	677,994	N/A	N/A	9,507	3,653
Shares repurchased	(7,886,085)	(6,762,875)	N/A	N/A	(56,927)	(55,746)
Net Increase/(Decrease) in Fund Shares	3,800,428	48,905,784	N/A	N/A	798,308	115,622
Shares Outstanding, Beginning of Period	49,187,536	281,752	N/A	N/A	151,667	36,045
Shares Outstanding, End of Period	52,987,964	49,187,536	N/A	N/A	949,975	151,667
Transactions in Fund Shares – Class R Shares:
Shares sold	2,894,763	3,367,500	44,408	18,215	304,814	315,544
Reinvested dividends and distributions	362,365	381,056	–	47	38,948	22,890
Shares repurchased	(2,899,091)	(2,841,783)	(46,243)	(65,402)	(261,636)	(318,355)
Net Increase/(Decrease) in Fund Shares	358,037	906,773	(1,835)	(47,140)	82,126	20,079
Shares Outstanding, Beginning of Period	9,641,133	8,734,360	89,241	136,381	773,731	753,652
Shares Outstanding, End of Period	9,999,170	9,641,133	87,406	89,241	855,857	773,731

180 | SEPTEMBER 30, 2014

	Janus		Janus		Janus
	Balanced Fund		Contrarian Fund		Enterprise Fund
For each year ended September 30	2014	2013(1)	2014	2013(1)	2014	2013(1)

Transactions in Fund Shares – Class S Shares:
Shares sold	5,331,729	7,038,190	206,407	23,129	666,791	990,016
Reinvested dividends and distributions	1,208,498	1,376,627	–	215	178,391	103,307
Shares repurchased	(8,370,636)	(8,879,593)	(40,944)	(101,175)	(1,656,907)	(944,351)
Net Increase/(Decrease) in Fund Shares	(1,830,409)	(464,776)	165,463	(77,831)	(811,725)	148,972
Shares Outstanding, Beginning of Period	28,768,364	29,233,140	109,404	187,235	3,200,633	3,051,661
Shares Outstanding, End of Period	26,937,955	28,768,364	274,867	109,404	2,388,908	3,200,633
Transactions in Fund Shares – Class T Shares:
Shares sold	28,751,536	27,291,588	18,599,427	12,119,361	3,169,012	2,785,266
Reinvested dividends and distributions	6,317,242	6,510,402	73,809	450,146	751,898	426,263
Shares repurchased	(25,726,991)	(28,508,445)	(15,413,393)	(14,465,906)	(2,595,651)	(2,548,435)
Net Increase/(Decrease) in Fund Shares	9,341,787	5,293,545	3,259,843	(1,896,399)	1,325,259	663,094
Shares Outstanding, Beginning of Period	136,623,738	131,330,193	53,253,452	55,149,851	13,399,776	12,736,682
Shares Outstanding, End of Period	145,965,525	136,623,738	56,513,295	53,253,452	14,725,035	13,399,776

(1)	Amounts reflect current year presentation. Prior year amounts were disclosed in thousands.

Janus Growth & Core Funds | 181

Notes to Financial Statements (continued)

	Janus		Janus		Janus
	Forty Fund		Fund		Growth and Income Fund
For each year ended September 30	2014	2013(1)	2014	2013(1)	2014	2013(1)

Transactions in Fund Shares – Class A Shares:
Shares sold	1,620,422	1,994,590	68,236	11,131,163	107,492	188,615
Reinvested dividends and distributions	1,545,154	33,044	2,077	240,115	9,793	9,624
Shares repurchased	(5,712,330)	(4,562,842)	(201,414)	(46,102,496)	(184,110)	(318,788)
Net Increase/(Decrease) in Fund Shares	(2,546,754)	(2,535,208)	(131,101)	(34,731,218)	(66,825)	(120,549)
Shares Outstanding, Beginning of Period	8,538,448	11,073,656	470,875	35,202,093	628,505	749,054
Shares Outstanding, End of Period	5,991,694	8,538,448	339,774	470,875	561,680	628,505
Transactions in Fund Shares – Class C Shares:
Shares sold	1,169,574	729,327	16,938	26,992	47,912	68,152
Reinvested dividends and distributions	1,029,465	–	374	–	2,914	3,130
Shares repurchased	(2,140,502)	(2,548,149)	(26,444)	(67,008)	(41,376)	(75,434)
Net Increase/(Decrease) in Fund Shares	58,537	(1,818,822)	(9,132)	(40,016)	9,450	(4,152)
Shares Outstanding, Beginning of Period	7,571,919	9,390,741	135,513	175,529	343,090	347,242
Shares Outstanding, End of Period	7,630,456	7,571,919	126,381	135,513	352,540	343,090
Transactions in Fund Shares – Class D Shares:
Shares sold	N/A	N/A	2,265,391	2,807,982	1,811,609	2,380,167
Reinvested dividends and distributions	N/A	N/A	1,137,146	1,221,106	1,009,156	1,082,814
Shares repurchased	N/A	N/A	(11,229,515)	(14,186,504)	(5,132,620)	(6,541,302)
Net Increase/(Decrease) in Fund Shares	N/A	N/A	(7,826,978)	(10,157,416)	(2,311,855)	(3,078,321)
Shares Outstanding, Beginning of Period	N/A	N/A	139,894,427	150,051,843	58,904,816	61,983,137
Shares Outstanding, End of Period	N/A	N/A	132,067,449	139,894,427	56,592,961	58,904,816
Transactions in Fund Shares – Class I Shares:
Shares sold	16,433,819	5,872,487	3,099,447	487,848	614,463	225,402
Reinvested dividends and distributions	2,745,909	134,129	31,692	37,271	17,247	11,209
Shares repurchased	(10,861,577)	(15,088,715)	(749,042)	(1,287,923)	(226,554)	(178,649)
Net Increase/(Decrease) in Fund Shares	8,318,151	(9,082,099)	2,382,097	(762,804)	405,156	57,962
Shares Outstanding, Beginning of Period	17,595,406	26,677,505	3,730,214	4,493,018	757,796	699,834
Shares Outstanding, End of Period	25,913,557	17,595,406	6,112,311	3,730,214	1,162,952	757,796
Transactions in Fund Shares – Class N Shares:
Shares sold	1,341,574	1,213,844	33,574	10,009,445	N/A	N/A
Reinvested dividends and distributions	203,081	5,080	4,034	112,482	N/A	N/A
Shares repurchased	(415,536)	(754,688)	(301,241)	(10,195,561)	N/A	N/A
Net Increase/(Decrease) in Fund Shares	1,129,119	464,236	(263,633)	(73,634)	N/A	N/A
Shares Outstanding, Beginning of Period	499,010	34,774	696,712	770,346	N/A	N/A
Shares Outstanding, End of Period	1,628,129	499,010	433,079	696,712	N/A	N/A
Transactions in Fund Shares – Class R Shares:
Shares sold	615,949	638,444	26,430	28,484	18,862	14,165
Reinvested dividends and distributions	692,342	–	467	45	864	909
Shares repurchased	(1,556,879)	(1,868,065)	(49,417)	(17,984)	(16,618)	(18,959)
Net Increase/(Decrease) in Fund Shares	(248,588)	(1,229,621)	(22,520)	10,545	3,108	(3,885)
Shares Outstanding, Beginning of Period	3,646,953	4,876,574	87,474	76,929	65,723	69,608
Shares Outstanding, End of Period	3,398,365	3,646,953	64,954	87,474	68,831	65,723

182 | SEPTEMBER 30, 2014

	Janus		Janus		Janus
	Forty Fund		Fund		Growth and Income Fund
For each year ended September 30	2014	2013(1)	2014	2013(1)	2014	2013(1)

Transactions in Fund Shares – Class S Shares:
Shares sold	2,303,411	3,800,368	188,074	189,428	96,624	189,584
Reinvested dividends and distributions	6,933,659	109,043	6,645	3,292	12,422	15,905
Shares repurchased	(24,074,974)	(17,058,653)	(575,727)	(485,363)	(339,037)	(371,532)
Net Increase/(Decrease) in Fund Shares	(14,837,904)	(13,149,242)	(381,008)	(292,643)	(229,991)	(166,043)
Shares Outstanding, Beginning of Period	31,520,664	44,669,906	1,089,100	1,381,743	940,561	1,106,604
Shares Outstanding, End of Period	16,682,760	31,520,664	708,092	1,089,100	710,570	940,561
Transactions in Fund Shares – Class T Shares:
Shares sold	299,782	607,284	3,457,191	3,754,146	3,910,299	3,510,716
Reinvested dividends and distributions	184,515	7,862	332,520	277,400	557,593	624,858
Shares repurchased	(678,385)	(1,212,612)	(10,101,437)	(22,850,387)	(5,890,213)	(8,813,681)
Net Increase/(Decrease) in Fund Shares	(194,088)	(597,466)	(6,311,726)	(18,818,841)	(1,422,321)	(4,678,107)
Shares Outstanding, Beginning of Period	816,458	1,413,924	43,495,238	62,314,079	34,123,579	38,801,686
Shares Outstanding, End of Period	622,370	816,458	37,183,512	43,495,238	32,701,258	34,123,579

(1)	Amounts reflect current year presentation. Prior year amounts were disclosed in thousands.

Janus Growth & Core Funds | 183

Notes to Financial Statements (continued)

	Janus		Janus
	Research Fund		Triton Fund
For each year ended September 30	2014	2013(1)	2014	2013(1)

Transactions in Fund Shares – Class A Shares:
Shares sold	139,489	136,163	6,715,936	16,635,490
Reinvested dividends and distributions	2,680	1,830	865,096	834,359
Shares repurchased	(216,269)	(134,031)	(12,603,702)	(10,081,394)
Net Increase/(Decrease) in Fund Shares	(74,100)	3,962	(5,022,670)	7,388,455
Shares Outstanding, Beginning of Period	415,131	411,169	25,918,812	18,530,357
Shares Outstanding, End of Period	341,031	415,131	20,896,142	25,918,812
Transactions in Fund Shares – Class C Shares:
Shares sold	24,786	20,552	2,225,244	4,480,754
Reinvested dividends and distributions	212	–	307,473	252,466
Shares repurchased	(12,862)	(19,907)	(2,530,428)	(2,071,790)
Net Increase/(Decrease) in Fund Shares	12,136	645	2,289	2,661,430
Shares Outstanding, Beginning of Period	65,129	64,484	9,291,629	6,630,199
Shares Outstanding, End of Period	77,265	65,129	9,293,918	9,291,629
Transactions in Fund Shares – Class D Shares:
Shares sold	1,812,572	1,867,156	5,159,604	9,423,756
Reinvested dividends and distributions	411,480	436,997	1,434,343	1,635,322
Shares repurchased	(4,360,784)	(5,765,379)	(7,960,388)	(8,009,362)
Net Increase/(Decrease) in Fund Shares	(2,136,732)	(3,461,226)	(1,366,441)	3,049,716
Shares Outstanding, Beginning of Period	54,884,976	58,346,202	36,606,421	33,556,705
Shares Outstanding, End of Period	52,748,244	54,884,976	35,239,980	36,606,421
Transactions in Fund Shares – Class I Shares:
Shares sold	1,753,887	1,511,290	16,927,185	37,427,032
Reinvested dividends and distributions	25,087	24,532	1,898,375	1,834,487
Shares repurchased	(1,117,575)	(1,153,584)	(28,983,936)	(25,701,951)
Net Increase/(Decrease) in Fund Shares	661,399	382,238	(10,158,376)	13,559,568
Shares Outstanding, Beginning of Period	3,545,690	3,163,452	57,891,780	44,332,212
Shares Outstanding, End of Period	4,207,089	3,545,690	47,733,404	57,891,780
Transactions in Fund Shares – Class N Shares:
Shares sold	435,033	957,250	4,973,789	4,164,112
Reinvested dividends and distributions	10,282	13,615	207,804	165,936
Shares repurchased	(155,686)	(1,198,998)	(1,314,839)	(2,022,430)
Net Increase/(Decrease) in Fund Shares	289,629	(228,133)	3,866,754	2,307,618
Shares Outstanding, Beginning of Period	1,120,319	1,348,452	5,320,037	3,012,419
Shares Outstanding, End of Period	1,409,948	1,120,319	9,186,791	5,320,037
Transactions in Fund Shares – Class R Shares:
Shares sold	N/A	N/A	2,498,701	4,189,050
Reinvested dividends and distributions	N/A	N/A	201,466	101,584
Shares repurchased	N/A	N/A	(2,109,504)	(1,037,862)
Net Increase/(Decrease) in Fund Shares	N/A	N/A	590,663	3,252,772
Shares Outstanding, Beginning of Period	N/A	N/A	5,663,033	2,410,261
Shares Outstanding, End of Period	N/A	N/A	6,253,696	5,663,033
Transactions in Fund Shares – Class S Shares:
Shares sold	58,043	6,328	5,243,452	10,010,284
Reinvested dividends and distributions	598	87	527,565	389,775
Shares repurchased	(13,962)	(1,732)	(4,458,895)	(3,641,486)
Net Increase/(Decrease) in Fund Shares	44,679	4,683	1,312,122	6,758,573
Shares Outstanding, Beginning of Period	21,547	16,864	13,188,598	6,430,025
Shares Outstanding, End of Period	66,226	21,547	14,500,720	13,188,598

184 | SEPTEMBER 30, 2014

	Janus		Janus
	Research Fund		Triton Fund
For each year ended September 30	2014	2013(1)	2014	2013(1)

Transactions in Fund Shares – Class T Shares:
Shares sold	3,686,831	3,710,974	21,850,427	43,228,803
Reinvested dividends and distributions	237,936	258,022	3,697,363	3,832,441
Shares repurchased	(5,739,830)	(11,951,506)	(29,477,076)	(28,902,024)
Net Increase/(Decrease) in Fund Shares	(1,815,063)	(7,982,510)	(3,929,286)	18,159,220
Shares Outstanding, Beginning of Period	33,980,974	41,963,484	94,942,965	76,783,745
Shares Outstanding, End of Period	32,165,911	33,980,974	91,013,679	94,942,965

(1)	Amounts reflect current year presentation. Prior year amounts were disclosed in thousands.

Janus Growth & Core Funds | 185

Notes to Financial Statements (continued)

	Janus		Janus
	Twenty Fund		Venture Fund
For each year ended September 30	2014	2013(1)	2014	2013(1)

Transactions in Fund Shares – Class A Shares:
Shares sold	N/A	N/A	264,806	1,620,847
Reinvested dividends and distributions	N/A	N/A	116,122	462,079
Shares repurchased	N/A	N/A	(745,484)	(4,926,279)
Net Increase/(Decrease) in Fund Shares	N/A	N/A	(364,556)	(2,843,353)
Shares Outstanding, Beginning of Period	N/A	N/A	625,135	3,468,488
Shares Outstanding, End of Period	N/A	N/A	260,579	625,135
Transactions in Fund Shares – Class C Shares:
Shares sold	N/A	N/A	76,052	59,145
Reinvested dividends and distributions	N/A	N/A	14,135	1,189
Shares repurchased	N/A	N/A	(26,551)	(2,744)
Net Increase/(Decrease) in Fund Shares	N/A	N/A	63,636	57,590
Shares Outstanding, Beginning of Period	N/A	N/A	64,519	6,929
Shares Outstanding, End of Period	N/A	N/A	128,155	64,519
Transactions in Fund Shares – Class D Shares:
Shares sold	1,497,254	1,537,977	1,197,745	1,236,368
Reinvested dividends and distributions	21,905,044	645,954	3,119,846	2,024,993
Shares repurchased	(7,554,597)	(7,830,280)	(2,269,979)	(1,950,980)
Net Increase/(Decrease) in Fund Shares	15,847,701	(5,646,349)	2,047,612	1,310,381
Shares Outstanding, Beginning of Period	75,468,319	81,114,668	18,675,948	17,365,567
Shares Outstanding, End of Period	91,316,020	75,468,319	20,723,560	18,675,948
Transactions in Fund Shares – Class I Shares:
Shares sold	N/A	N/A	1,845,456	1,532,752
Reinvested dividends and distributions	N/A	N/A	303,254	100,646
Shares repurchased	N/A	N/A	(770,352)	(320,568)
Net Increase/(Decrease) in Fund Shares	N/A	N/A	1,378,358	1,312,830
Shares Outstanding, Beginning of Period	N/A	N/A	1,804,637	491,807
Shares Outstanding, End of Period	N/A	N/A	3,182,995	1,804,637
Transactions in Fund Shares – Class N Shares:
Shares sold	N/A	N/A	39,094	33,909
Reinvested dividends and distributions	N/A	N/A	16,468	10,148
Shares repurchased	N/A	N/A	(49,887)	(12,565)
Net Increase/(Decrease) in Fund Shares	N/A	N/A	5,675	31,492
Shares Outstanding, Beginning of Period	N/A	N/A	94,307	62,815
Shares Outstanding, End of Period	N/A	N/A	99,982	94,307
Transactions in Fund Shares – Class S Shares:
Shares sold	N/A	N/A	58,655	105,635
Reinvested dividends and distributions	N/A	N/A	14,788	1,553
Shares repurchased	N/A	N/A	(52,700)	(24,328)
Net Increase/(Decrease) in Fund Shares	N/A	N/A	20,743	82,860
Shares Outstanding, Beginning of Period	N/A	N/A	85,994	3,134
Shares Outstanding, End of Period	N/A	N/A	106,737	85,994
Transactions in Fund Shares – Class T Shares:
Shares sold	3,438,094	4,329,458	4,373,658	5,459,197
Reinvested dividends and distributions	13,994,428	367,884	1,617,467	1,049,427
Shares repurchased	(16,784,566)	(11,548,852)	(3,738,079)	(5,655,331)
Net Increase/(Decrease) in Fund Shares	647,956	(6,851,510)	2,253,046	853,293
Shares Outstanding, Beginning of Period	48,459,860	55,311,370	9,104,587	8,251,294
Shares Outstanding, End of Period	49,107,816	48,459,860	11,357,633	9,104,587

(1)	Amounts reflect current year presentation. Prior year amounts were disclosed in thousands.

186 | SEPTEMBER 30, 2014

7.	Purchases and Sales of Investment Securities

For the year ended September 30, 2014, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

			Purchases of Long-	Proceeds from Sales
	Purchases of	Proceeds from Sales	Term U.S. Government	of Long-Term U.S.
Fund	Securities	of Securities	Obligations	Government Obligations

Janus Balanced Fund	$4,381,736,544	$3,413,292,535	$4,269,459,021	$4,673,079,821
Janus Contrarian Fund	2,410,591,963	2,221,932,738	–	–
Janus Enterprise Fund	579,669,330	535,959,094	–	–
Janus Forty Fund	1,464,674,181	2,407,288,474	–	–
Janus Fund	4,656,016,551	5,249,614,555	–	–
Janus Growth and Income Fund	980,235,964	1,043,692,415	–	–
Janus Research Fund	1,793,376,473	1,933,313,020	–	–
Janus Triton Fund	1,696,806,034	2,181,928,539	–	–
Janus Twenty Fund	3,353,757,377	4,459,277,076	–	–
Janus Venture Fund	1,114,467,444	1,047,536,942	–	–

8.	New Accounting Pronouncements

In June 2013, FASB issued Accounting Standards Update No. 2013-08, Financial Services – Investment Companies (Topic 946): Amendments to the Scope, Measurement and Disclosure Requirements (“ASU 2013-08”). This update sets forth a new approach for determining whether a public or private company is an investment company and sets certain measurement and disclosure requirements for an investment company. FASB has determined that a fund registered under the 1940 Act automatically meets ASU 2013-08’s criteria for an investment company. ASU 2013-08 is effective for interim and annual reporting periods in fiscal years that begin after December 15, 2013. Management does not expect this guidance to have an impact on the Funds’ financial statements.

9.	Subsequent Event

Management has evaluated whether any other events or transactions occurred subsequent to September 30, 2014 and through the date of issuance of the Funds’ financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Funds’ financial statements.

Janus Growth & Core Funds | 187

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders
of Janus Investment Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Balanced Fund, Janus Contrarian Fund, Janus Enterprise Fund, Janus Forty Fund, Janus Fund, Janus Growth and Income Fund, Janus Research Fund, Janus Triton Fund, Janus Twenty Fund, and Janus Venture Fund (ten of the funds constituting Janus Investment Fund, hereafter referred to as the “Funds”) at September 30, 2014, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Denver, Colorado
November 14, 2014

188 | SEPTEMBER 30, 2014

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to their portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Funds’ website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding each Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Funds file their complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Funds’ Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 16 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 17, 2013, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from either January 1 or February 1, 2014 through January 1 or February 1, 2015, respectively, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees, net of any waivers.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, communicating with shareholders and overseeing the activities of other service providers,

Janus Growth & Core Funds | 189

Additional Information (unaudited) (continued)

including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed institutional competitive advantages that should be able to provide superior investment management returns over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by independent data providers, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has improved modestly: for the 36 months ended September 30, 2013, approximately 51% of the Funds were in the top two Lipper quartiles of performance, and for the 12 months ended September 30, 2013, approximately 52% of the Funds were in the top two Lipper quartiles of performance.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Fixed-Income Funds and Money Market Funds

•	For Janus Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Global Bond Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, and its limited performance history.

•	For Janus High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Real Return Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2013 and the first Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance and that the performance trend was improving.

•	For Janus Money Market Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance.

Asset Allocation Funds

•	For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013.

•	For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

190 | SEPTEMBER 30, 2014

•	For Janus Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Alternative Funds

•	For Janus Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, and its limited performance history.

•	For Janus Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Value Funds

•	For Perkins Global Value Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013.

•	For Perkins Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or was taking to improve performance.

•	For Perkins Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or was taking to improve performance.

•	For Perkins Select Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, and its limited performance history.

•	For Perkins Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or was taking to improve performance.

•	For Perkins Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 12 months ended May 31, 2013.

Mathematical Funds

•	For INTECH Global Dividend Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 12 months ended May 31, 2013.

•	For INTECH International Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the first Lipper quartile for the 12 months ended May 31, 2013.

•	For INTECH U.S. Core Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013.

•	For INTECH U.S. Growth Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013.

•	For INTECH U.S. Value Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013.

Growth and Core Funds

•	For Janus Balanced Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013.

Janus Growth & Core Funds | 191

Additional Information (unaudited) (continued)

•	For Janus Contrarian Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the first Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Enterprise Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Forty Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Growth and Income Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2013 and in the second Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Research Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013.

•	For Janus Triton Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Twenty Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Venture Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013.

Global and International Funds

•	For Janus Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, and its limited performance history.

•	For Janus Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, and its limited performance history.

•	For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013.

•	For Janus Global Research Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Global Select Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

192 | SEPTEMBER 30, 2014

•	For Janus Global Technology Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013.

•	For Janus International Equity Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the first Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Preservation Series

•	For Janus Preservation Series – Global, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, and its limited performance history.

•	For Janus Preservation Series – Growth, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, and its limited performance history.

Janus Aspen Series

•	For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013.

•	For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Aspen Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Aspen Global Allocation Portfolio – Moderate, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2013 and the first Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and that the performance trend was improving.

•	For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the first Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that this was a new Fund and did not yet have extensive performance to evaluate.

•	For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

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Additional Information (unaudited) (continued)

•	For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Aspen Preservation Series – Growth, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, and its limited performance history.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, the Fund’s performance warranted continuation of the Fund’s investment advisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by independent data providers. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration) fees for many of the Funds, after applicable contractual expense limitations, was below the mean management fee rate of the respective peer group of funds selected by independent data providers. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

In this regard, the independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 17% below the mean total expenses of their respective Lipper Expense Group peers and 29% below the mean total expenses for their Lipper Expense Universes; (3) management fees for the Funds, on average, were 14% below the mean management fees for their Expense Groups and 16% below the mean for their Expense Universes; and (4) Janus fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered how the total expenses for each share class of each Fund compared to the mean total expenses for its Lipper Expense Group peers and to mean total expenses for its Lipper Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional and subadvised accounts; (2) these institutional and subadvised accounts have different service and infrastructure needs; and (3) the average spread between management fees

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charged to the Funds and those charged to Janus Capital’s institutional and subadvised accounts is reasonable relative to the average spreads seen in the industry.

The Trustees considered the fees for each Fund for its fiscal year ended in 2012, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers:

Fixed-Income Funds and Money Market Funds

•	For Janus Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Real Return Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Government Money Market Fund, the Trustees noted that the Fund’s total expenses exceeded the peer group mean for both share classes. The Trustees considered that management fees for this Fund are higher than the peer group mean due to the Fund’s management fee including other costs, such as custody and transfer agent services, while many funds in the peer group pay these expenses separately from their management fee. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee.

•	For Janus Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee.

Asset Allocation Funds

•	For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Allocation Fund – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Global Allocation Fund – Moderate, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Alternative Funds

•	For Janus Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Value Funds

•	For Perkins Global Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Perkins Large Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed

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Additional Information (unaudited) (continued)

to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Perkins Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Select Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Value Plus Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Mathematical Funds

•	For INTECH Global Dividend Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For INTECH International Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH U.S. Core Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH U.S. Growth Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For INTECH U.S. Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Growth and Core Funds

•	For Janus Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Contrarian Fund, the Trustees noted that the Fund’s total expenses were below or the same as the peer group mean for all share classes.

•	For Janus Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

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•	For Janus Research Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable.

•	For Janus Triton Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Twenty Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Venture Fund, the Trustees noted that the Fund’s total expenses were below or the same as the peer group mean for all share classes.

Global and International Funds

•	For Janus Asia Equity Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Emerging Markets Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Research Fund (formerly named Janus Worldwide Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Global Technology Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable.

•	For Janus International Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Preservation Series

•	For Janus Preservation Series – Global, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Preservation Series – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Janus Aspen Series

•	For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Flexible Bond Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Global Allocation Portfolio-Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for its sole share class.

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Additional Information (unaudited) (continued)

•	For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Preservation Series – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized in allocating various expenses of Janus Capital and its affiliates among the Funds and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was not unreasonable.

In this regard, the independent fee consultant found that, while assessing the reasonableness of expenses in light of Janus Capital’s profits is dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons are limited in accuracy by differences in complex size, business mix, institutional account orientation, and other factors, after accepting these limitations, the level of profit earned by Janus Capital from managing the Funds is reasonable.

The Trustees concluded that the management fees and other compensation payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that the overall expense ratio of each Fund was reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints, the base management fee rate paid by most of the Funds, before any adjustment for performance and after any contractual expense limitations, was below the mean management fee rate of the Fund’s peer group identified by independent data providers; and, for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of many of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

In this regard, the independent fee consultant concluded that, based on analysis it completed, and given the limitations in these analytical approaches and their

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conflicting results, it could not confirm or deny the existence of economies of scale in the Janus complex. Further, the independent fee consultant provided its belief that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on their portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital. The Trustees concluded that Janus Capital’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital. They further concluded that the success of any Fund could attract other business to Janus Capital or other Janus funds, and that the success of Janus Capital could enhance Janus Capital’s ability to serve the Funds.

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Useful Information About Your Fund Report (unaudited)

1.	Management Commentary

The Management Commentary in this report includes valuable insight from each of the Fund’s managers as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. The Fund’s managers may allocate a company to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was September 30, 2014. As the investing environment changes, so could opinions. These views are unique and aren’t necessarily shared by fellow employees or by Janus in general.

2.	Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices.

When comparing the performance of the Fund with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained the Fund invested in the index.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

3.	Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund’s exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options and swaps follow the Fund’s Schedule of Investments (if applicable).

4.	Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the

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Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

5.	Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

6.	Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

7.	Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Don’t confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it doesn’t take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume

Janus Growth & Core Funds | 201

Useful Information About Your Fund Report (unaudited) (continued)

of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio managers. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

202 | SEPTEMBER 30, 2014

Designation Requirements (unaudited)

For federal income tax purposes, the Funds designated the following for the year ended September 30, 2014:

Capital Gain Distributions

Fund

Janus Balanced Fund	$303,740,375
Janus Enterprise Fund	170,969,121
Janus Forty Fund	578,538,255
Janus Fund	36,035,507
Janus Research Fund	12,043,140
Janus Triton Fund	210,496,246
Janus Twenty Fund	2,172,637,421
Janus Venture Fund	289,420,663

Dividends Received Deduction Percentage

Fund

Janus Balanced Fund	63%
Janus Contrarian Fund	100
Janus Enterprise Fund	100
Janus Forty Fund	30
Janus Fund	37
Janus Growth and Income Fund	100
Janus Research Fund	100
Janus Triton Fund	100
Janus Twenty Fund	100
Janus Venture Fund	22

Qualified Dividend Income Percentage

Fund

Janus Balanced Fund	67%
Janus Contrarian Fund	100
Janus Enterprise Fund	100
Janus Forty Fund	39
Janus Fund	48
Janus Growth and Income Fund	100
Janus Research Fund	100
Janus Triton Fund	100
Janus Twenty Fund	100
Janus Venture Fund	23

Janus Growth & Core Funds | 203

Trustees and Officers (unaudited)

The Funds’ Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Pursuant to the Funds’ Governance Procedures and Guidelines, Trustees are required to retire no later than the end of the calendar year in which the Trustee turns 72. The Trustees review the Funds’ Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Trust’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Aspen Series. Collectively, these two registered investment companies consist of 58 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Funds may also be officers and/or directors of Janus Capital. Fund officers receive no compensation from the Funds, except for the Funds’ Chief Compliance Officer, as authorized by the Trustees.

TRUSTEES

Other Directorships
			Principal Occupations	Number of Portfolios/Funds	Held by Trustee
	Positions Held	Length of	During the Past Five	in Fund Complex	During the Past Five
Name, Address, and Age	with the Trust	Time Served	Years	Overseen by Trustee	Years

Independent Trustees

William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Chief Executive Officer, Imprint Capital (impact investment firm) (since 2013), and Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations). Formerly, Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	58	Chairman of the Board and Director of The Investment Fund for Foundations Investment Program (TIP) (consisting of 2 funds), and Director of the F.B. Heron Foundation (a private grantmaking foundation).

204 | SEPTEMBER 30, 2014

TRUSTEES (continued)

Other Directorships
			Principal Occupations	Number of Portfolios/Funds	Held by Trustee
	Positions Held	Length of	During the Past Five	in Fund Complex	During the Past Five
Name, Address, and Age	with the Trust	Time Served	Years	Overseen by Trustee	Years

Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Trustee	1/13-Present	Managing Director, Institutional Markets, of Dividend Capital Group (private equity real estate investment management firm) (since 2012). Formerly, Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	58	Director of MotiveQuest LLC (strategic social market research company) (since 2003), and Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of Nuveen Global Investors LLC (2007-2011); Director of Communities in Schools (2004-2010); and Director of Mutual Fund Education Alliance (until 2010).

William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Managing Member and Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Venture Partner for The Edgewater Funds (a middle market private equity firm) (2002-2004); Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000); and Chief Investment Officer of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	58	Managing Trustee of National
Retirement Partners Liquidating Trust (since 2013). Formerly, Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013); Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009); Director of RemedyTemp, Inc. (temporary help services company) (1996-2006); and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

Janus Growth & Core Funds | 205

Trustees and Officers (unaudited) (continued)

TRUSTEES (continued)

					Other Directorships
			Principal Occupations	Number of Portfolios/Funds	Held by Trustee
	Positions Held	Length of	During the Past Five	in Fund Complex	During the Past Five
Name, Address, and Age	with the Trust	Time Served	Years	Overseen by Trustee	Years

James T. Rothe 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital SBIC, L.P. (SBA SBIC fund focusing on private investment in public equity firms), and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004), and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	58	Formerly, Director of Red Robin Gourmet Burgers, Inc. (RRGB) (2004- 2014).

William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	6/84-Present	Retired. Formerly, Corporate Vice President and General Manager of MKS Instruments - HPS Products, Boulder, CO (a manufacturer of vacuum fittings and valves) and PMFC Division, Andover, MA (manufacturing pressure measurement and flow products) (1976-2012).	58	None

206 | SEPTEMBER 30, 2014

TRUSTEES (continued)

Other Directorships
			Principal Occupations	Number of Portfolios/Funds	Held by Trustee
	Positions Held	Length of	During the Past Five	in Fund Complex	During the Past Five
Name, Address, and Age	with the Trust	Time Served	Years	Overseen by Trustee	Years

Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	58	Director of Chicago Community Trust (Regional Community Foundation), Chicago Council on Global Affairs, The Field Museum of Natural History (Chicago, IL), InnerWorkings (U.S. provider of print procurement solutions to corporate clients), Lurie Children’s Hospital (Chicago, IL), Rehabilitation Institute of Chicago, Walmart, and Wrapports, LLC (digital communications company). Formerly, Director of Chicago Convention & Tourism Bureau (until 2014).

Trustee Consultant

Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Consultant	6/14-Present	Senior Vice President, Albright Stonebridge Group LLC (global strategy firm) (since 2011). Formerly, Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	N/A	None

Janus Growth & Core Funds | 207

Trustees and Officers (unaudited) (continued)

OFFICERS

	Positions Held	Term of Office* and	Principal Occupations
Name, Address, and Age	with the Trust	Length of Time Served	During the Past Five Years

Jeremiah Buckley 151 Detroit Street Denver, CO 80206 DOB: 1976	Executive Vice President and Co-Portfolio Manager Janus Growth and Income Fund	7/14-Present	Portfolio Manager for other Janus accounts and Research Analyst for Janus Capital.

Jonathan D. Coleman 151 Detroit Street Denver, CO 80206 DOB: 1971	Executive Vice President and Portfolio Manager Janus Triton Fund Executive Vice President and Co-Portfolio Manager Janus Venture Fund	5/13-Present 5/13-Present	Executive Vice President of Janus Capital and Portfolio Manager for other Janus accounts. Formerly, Co-Chief Investment Officer of Janus Capital (2006-2013).

Brian Demain 151 Detroit Street Denver, CO 80206 DOB: 1977	Executive Vice President and Portfolio Manager Janus Enterprise Fund	11/07-Present	Vice President of Janus Capital and Portfolio Manager for other Janus accounts.

James P. Goff 151 Detroit Street Denver, CO 80206 DOB: 1964	Executive Vice President Janus Research Fund	2/06-Present	Vice President and Director of Equity Research of Janus Capital.

Daniel Kozlowski 151 Detroit Street Denver, CO 80206 DOB: 1971	Executive Vice President and Portfolio Manager Janus Contrarian Fund	7/11-Present	Portfolio Manager for other Janus accounts. Formerly, Portfolio Manager (2008-2011) of Plaisance Capital LLC.

Maneesh Modi 151 Detroit Street Denver, CO 80206 DOB: 1978	Executive Vice President and Co-Portfolio Manager Janus Venture Fund	5/13-Present	Portfolio Manager for other Janus accounts and Research Analyst for Janus Capital.

Marc Pinto 151 Detroit Street Denver, CO 80206 DOB: 1961	Executive Vice President and
Co-Portfolio Manager
Janus Balanced Fund

Executive Vice President and
Co-Portfolio Manager
Janus Growth and Income Fund

Executive Vice President and
Portfolio Manager
	Janus Twenty Fund	5/05-Present 11/07-Present 5/13-Present	Vice President of Janus Capital and Portfolio Manager for other Janus accounts.

A. Douglas Rao 151 Detroit Street Denver, CO 80206 DOB: 1974	Executive Vice President and Portfolio Manager Janus Forty Fund	6/13-Present	Portfolio Manager for other Janus accounts. Formerly, Partner and Portfolio Manager for Chautauqua Capital Management (2012-2013) and Portfolio Manager for Marsico Capital Management, LLC (2007-2012).

Gibson Smith 151 Detroit Street Denver, CO 80206 DOB: 1968	Executive Vice President and Co-Portfolio Manager Janus Balanced Fund	5/05-Present	Chief Investment Officer Fixed Income and Executive Vice President of Janus Capital; Director of Perkins Investment Management LLC; and Portfolio Manager for other Janus accounts. Formerly, Executive Vice President of Janus Distributors LLC and Janus Services LLC (2007-2013).

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

208 | SEPTEMBER 30, 2014

OFFICERS (continued)

	Positions Held	Term of Office* and	Principal Occupations
Name, Address, and Age	with the Trust	Length of Time Served	During the Past Five Years

Burton H. Wilson 151 Detroit Street Denver, CO 80206 DOB: 1963	Executive Vice President and Portfolio Manager Janus Fund	5/11-Present	Vice President of Janus Capital and Portfolio Manager for other Janus accounts. Formerly, Assistant Director of Equity Research (2009-2014), Portfolio Manager (2006-2011) for Janus Global Technology Fund and Research Analyst (2004-2009) for Janus Capital.

Stephanie Grauerholz 151 Detroit Street Denver, CO 80206 DOB: 1970	Chief Legal Counsel and Secretary Vice President	1/06-Present 3/06-Present	Vice President and Assistant General Counsel of Janus Capital and Vice President and Assistant Secretary of Janus Distributors LLC.

Bruce L. Koepfgen 151 Detroit Street Denver, CO 80206 DOB: 1952	President and Chief Executive Officer	7/14-Present	President of Janus Capital Group Inc. and Janus Capital Management LLC (since August 2013); Executive Vice President and Director of Janus International Holding LLC
(since August 2011); Executive Vice President of Janus Distributors LLC and Janus Services LLC (since July 2011);
Executive Vice President and Working Director of INTECH Investment Management LLC (since July 2011); Executive Vice President and Director of Perkins Investment Management LLC (since July 2011); and Executive Vice President and Director of Janus Management Holdings Corporation (since May 2011). Formerly, Executive Vice President of Janus Capital Group Inc. and Janus Capital Management LLC (May 2011-July 2013); Chief Financial Officer of Janus Capital Group Inc., Janus Capital Management LLC, Janus Distributors LLC, Janus Management Holdings Corporation, and Janus Services LLC (July 2011-July 2013); and Co-Chief Executive Officer of Allianz Global Investors Management Partners and Chief Executive Officer of Oppenheimer Capital (2003-2009).

David R. Kowalski 151 Detroit Street Denver, CO 80206 DOB: 1957	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	6/02-Present	Senior Vice President and Chief Compliance Officer of Janus Capital, Janus Distributors LLC, and Janus Services LLC; Vice President of INTECH Investment Management LLC and Perkins Investment Management LLC; and Director of The Janus Foundation.

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital and Janus Services LLC.

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

Janus Growth & Core Funds | 209

Janus provides access to a wide range of investment disciplines.

Alternative
Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation
Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Fixed Income
Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International
Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth & Core
Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core funds seek investments in more stable and predictable companies. Our core funds look for a strategic combination of steady growth and, for certain funds, some degree of income.

Mathematical
Our mathematical funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Our value funds, managed by Perkins (a Janus subsidiary), seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus).

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS (52687) (or 800.525.3713 if you hold Shares directly with Janus); or download the file from janus.com/info (or janus.com/reports if you hold Shares directly with Janus). Read it carefully before you invest or send money.

Funds distributed by Janus Distributors LLC

Investment products offered are:	NOT FDIC-INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

C-1114-74425	125-02-01500 11-14

annual report
September 30, 2014

Janus Preservation Series

Janus Preservation Series – Global (formerly named Janus Protected Series – Global)
Janus Preservation Series – Growth (formerly named Janus Protected Series – Growth)

highlights

•	Portfolio management perspective
•	Investment strategy behind your fund
•	Fund performance, characteristics and holdings

            Janus Preservation Series

Janus Preservation Series - Global (unaudited)

FUND SNAPSHOT
A global growth fund with a protection feature that seeks to minimize and cap losses. This is the only U.S. fund series that offers potential upside based on stock market participation and a level of certainty in falling markets.
Jonathan Coleman portfolio manager

PERFORMANCE REVIEW

For the 12-month period ended September 30, 2014, Janus Preservation Series – Global Class I Shares returned 7.07% versus a return of 12.20% for the MSCI World Index, the Fund’s primary benchmark. The Fund’s secondary benchmark, the Preservation Series – Global Blended Index, returned 7.27%.

INVESTMENT ENVIRONMENT

Global stocks delivered strong returns during the past 12 months. The period began with moderate gains supported by solid U.S. market performance, even as the Federal Reserve (Fed) announced a gradual reduction in its bond-buying program that would begin in January. Late in 2013, Europe benefitted from improving trade, manufacturing and other economic data, while returns from Japan slowed and emerging markets continued to underperform. First quarter 2014 saw additional positive euro-zone growth balanced by continued signs of slowdown in China, weaker Japanese stocks due to lack of economic reform progress and the potential for higher U.S. interest rates earlier than expected – all of which helped to keep global stock gains modest. Investors also doubted emerging markets’ ability to prop up their economies, although decisive central bank actions helped stabilize the region until Russian troops entered Crimea, causing new uncertainty.

After recovering from volatility in April due to momentum stock selling pressure and mounting geopolitical tensions, global markets rebounded. Catalysts included the European Central Bank’s interest rate cut and other measures designed to boost inflation and economic growth, as well as stronger credit market confidence in European peripheral countries. Emerging markets also showed notable improvement, led by pro-business election wins in India. As the period drew to a close, geopolitical turmoil in Ukraine and the Middle East more than offset generally positive U.S. economic news, pushing global markets lower. A brief Portugal banking scare and worries over Scotland’s independence vote, which was ultimately defeated, also weighed on investor sentiment, as did renewed concerns about China’s economic prospects. Corporate quarterly earnings, meanwhile, were largely in line with market expectations, and Japan’s economic growth did not fall as much as feared from a consumption tax increase earlier in the year. The Fed also helped markets by pledging to keep interest rates near zero for a “considerable time.”

PERFORMANCE DISCUSSION

We slightly decreased our exposure to equities during the period. We entered the year at 97.27% exposure to equities and ended at 96.18% exposure, with the protection component comprising the rest of the portfolio. The allocation to the protection component was a main factor that contributed to the Fund’s underperformance against its primary benchmark, the MSCI World Index.

The protection component can be comprised of cash and cash equivalents, U.S. Treasurys, short index futures and other instruments designed to reduce equity market exposure. Depending on the market environment, the Fund can be invested in any variation in either component. In rising markets, we expect there to be more assets in the equity component as compared with falling markets, during which we expect to have more allocated to the protection component. The protection feature, however, affects the Fund’s ability to respond to changing equity market conditions and the Fund’s ability to capture certain market gains.

During the course of the year, the average allocation to the protection component was approximately 6.69%. In declining markets, we expect the protection component to contribute to performance. In rising markets, we expect the protection component to detract from relative performance. As markets rose during the year, the allocation to the protection component played the largest role in our underperformance relative to the benchmark.

In addition to the protection component allocation, the Fund has a protection feature that is designed to minimize and ultimately cap any losses at a maximum of 20%. As

Janus Preservation Series | 1

Janus Preservation Series - Global (unaudited)

the Net Asset Value (NAV) of the Fund rises to new levels, the Protected NAV (PNAV) also rises. Over time, this could lead to a situation where an investor could potentially limit losses. We feel this is an attractive feature, providing investors with a level of downside protection given the significant uncertainty evident in the global economy and markets.

While our allocation to the protection component was a drag on relative performance this year, our stock selection within the equity component also detracted from relative performance. Whole Food Markets was one of the Fund’s largest detractors from our absolute performance. The stock declined on disappointing long-term guidance due to increased competitive pressures. We believe the natural and organic foods grocery operator will continue to gain market share and will be aggressive in acquiring store sites and consumers from competitors to grow long term, but we recognize that effort will also lead to slower earnings growth over the short-to-intermediate term. We are continuing to analyze the competitive environment to assess whether that will restrict the long-term growth we anticipate for Whole Foods.

Sberbank was another top individual detractor. Russia’s largest bank suffered as a proxy for the broader Russian market, which sold off over the Ukraine crisis. The company’s fundamentals remain strong, as evidenced by higher-than-expected growth and profitability in its latest quarter. Also noteworthy was significant deposit growth month over month in March, indicating, perhaps, a flight to quality from smaller banks. Given the environment, Sberbank traded at a significant discount to global peers, which we believe will slowly diminish long term as geopolitical tensions ease.

Volkswagen also weighed on performance. The automaker encountered production issues related to implementing its new shared manufacturing strategy and suffered from a more cautious outlook from management for a European recovery, given rising geopolitical risks. Volkswagen also announced a restructuring program in its European operations, which raised doubts the company would be able to reach operating profit targets for its namesake brand. While the European recovery has not been as smooth as we expected, it is still recovering, in our view. Volkswagen also remains one of the largest and cheapest auto manufacturers in the world and continues to generate strong free cash flow. We also believe the company’s shared production platform will ultimately be successful in reducing costs and improving efficiencies.

While the aforementioned companies negatively impacted performance, we were pleased by the results of many other companies in the portfolio. Canadian Pacific Railway was our top individual contributor. The railroad company reported better-than-expected earnings on strong sales growth led by higher grain shipments. Management also increased its share repurchases during the period. We believe a new management team is improving the railroad company’s culture, operational performance and capital allocation decisions.

Apple, a large holding in the Fund, also aided performance on investor anticipation and subsequent announcements of new versions of its popular iPhone, along with an Apple Watch and a mobile payments system. We felt the product announcements demonstrate the company’s continued strength in combining hardware, software and services, which serve as an important differentiator from competitors. In addition, the cross-device integration between all of Apple’s products will continue to strengthen and expand its ecosystem, in our view. Even with recent gains, we still view the stock’s risk/reward profile as attractive.

Shire led the strong relative performance of our health care holdings. The Ireland-based specialty pharmaceutical firm rebuffed buyout attempts from U.S.-based AbbVie, citing undervaluation, during the period. We favor Shire for its dominant position in the attention deficit and hyperactivity (ADHD) market as well as its portfolio of drugs for rare diseases.

Please see the Derivative Instruments section in the “Notes to Financial Statements” for derivatives used by the Fund.

OUTLOOK

Around the world, inflation and interest rates remain low, a mix of conditions that support higher multiples. At the same time, we see subdued economic growth and worry that a sharp change in risk tolerance could mean a contraction in market multiples.

In the U.S., it seems that the slow-but-steady recovery is continuing. Recent earnings were generally in line or ahead of expectations, and stocks responded modestly. The years in which companies meeting market expectations practically meant beating expectations are well behind us as markets have moderated their risk assessments. Most measures of risk suggest that investors have become complacent, but we are watchful. The shift this spring from momentum-based stocks and their subsequent underperformance reminded us how quickly markets penalize those chasing rather than anticipating a trend.

2 | SEPTEMBER 30, 2014

(unaudited)

The rest of the world is not wholly different, but there are distinctions. In Europe, economic growth will not do as much for earnings as company restructuring. In the third quarter, economic data suggested slower growth, hurting equity prices. We think the Ukrainian situation weighed on sentiment. A new round of stimulus could boost optimism, and a weaker euro could help propel equities. With interest rates low in Europe and price-to-earnings multiples low, Europe holds promise for stock selection.

Emerging markets carry more macroeconomic risks, but those could be easing. We are past elections in India and Indonesia (with pro-market outcomes), nearing the presidential selection in Brazil and seeing China settle in at a slower but sustainable growth rate. Correlations between these markets have fallen in the last two years versus the two years before that when macro forces were stronger.

With equity markets remaining fairly priced (not expensive but not cheap either) in our view, the key is to find companies that can create value beyond expectations through superior growth or improved operations. Companies that are creating value can help equity portfolios. And, with interest rates low and bond spreads tight to Treasurys, the relative attractiveness of equities remains interesting.

Thank you for your investment in Janus Preservation Series – Global.

Janus Preservation Series | 3

Janus Preservation Series - Global (unaudited)

Janus Preservation Series - Global At A Glance

5 Top Performers – Holdings

Contribution

Canadian Pacific Railway, Ltd.	1.36%
Apple, Inc.	0.69%
Shire PLC	0.61%
Gilead Sciences, Inc.	0.60%
AP Moeller – Maersk A/S – Class B	0.54%

5 Bottom Performers – Holdings

Contribution

S&P 500® E-mini Future – expired December 2013	–0.40%
Whole Foods Market, Inc.	–0.32%
Sberbank of Russia (ADR)	–0.29%
S&P 500® E-mini Future – expired June 2014	–0.27%
Volkswagen AG	–0.26%

5 Top Performers – Sectors*

		Fund Weighting	MSCI World
	Fund Contribution	(Average % of Equity)	IndexSM Weighting

Industrials	1.13%	10.90%	11.25%
Health Care	1.03%	12.05%	11.61%
Materials	0.59%	3.73%	5.71%
Telecommunication Services	0.06%	1.20%	3.61%
Utilities	–0.02%	–0.03%	3.23%

5 Bottom Performers – Sectors*

		Fund Weighting	MSCI World
	Fund Contribution	(Average % of Equity)	IndexSM Weighting

Protection Component**	–1.75%	5.47%	0.00%
Information Technology	–1.20%	14.91%	12.21%
Financials	–0.59%	18.17%	20.86%
Consumer Staples	–0.43%	9.07%	9.85%
Consumer Discretionary	–0.39%	13.08%	12.01%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.
*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

**	Not a GICS classified sector.

4 | SEPTEMBER 30, 2014

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of September 30, 2014

Canadian Pacific Railway, Ltd. Road & Rail	2.6%
Apple, Inc. Technology Hardware, Storage & Peripherals	2.2%
AIA Group, Ltd. Insurance	1.6%
NGK Spark Plug Co., Ltd. Auto Components	1.5%
Brenntag AG Trading Companies & Distributors	1.4%

9.3%

Asset Allocation – (% of Net Assets)
As of September 30, 2014

Top Country Allocations – Long Positions (% of Investment Securities)
As of September 30, 2014

As of September 30, 2013

Janus Preservation Series | 5

Janus Preservation Series - Global (unaudited)

Performance

			Expense Ratios –
Average Annual Total Return – for the periods ended September 30, 2014			per the January 28, 2014 prospectuses
	One	Since	Total Annual Fund	Net Annual Fund
	Year	Inception*	Operating Expenses	Operating Expenses

Janus Preservation Series – Global – Class A Shares
NAV	6.75%	8.38%	2.97%	1.92%
MOP	0.58%	6.11%

Janus Preservation Series – Global – Class C Shares
NAV	5.97%	7.60%	3.73%	2.65%
CDSC	4.97%	7.60%

Janus Preservation Series – Global – Class D Shares(1)	7.01%	8.48%	3.24%	1.75%

Janus Preservation Series – Global – Class I Shares	7.07%	8.66%	2.68%	1.63%

Janus Preservation Series – Global – Class S Shares	6.69%	8.23%	3.18%	2.13%

Janus Preservation Series – Global – Class T Shares	7.01%	8.51%	2.93%	1.88%

MSCI World IndexSM	12.20%	17.74%

MSCI World Growth Index	12.05%	17.67%

Preservation Series – Global Blended Index	7.27%	10.49%

Protected Series – Global Blended Index	7.19%	10.46%

Morningstar Quartile – Class I Shares	2nd	3rd

Morningstar Ranking – based on total return for World Allocation Funds	245/523	291/410

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Net expense ratios reflect the expense waiver, if any, Janus Capital has contractually agreed to through February 1, 2015, and include a Capital Protection Fee that can fluctuate between 0.60% and 0.75%.

See important disclosures on the next page.

6 | SEPTEMBER 30, 2014

(unaudited)

The Fund is not a capital guaranteed or insured fund. As with all investments, there are inherent risks when investing in the Fund including, but not limited to, allocation risk, maximum settlement amount risk, turnover risk, liquidation risk, opportunity cost risk, capital protection termination risk, underperformance risk and counterparty risk, each as disclosed in the Fund’s Prospectuses. The protection feature only covers shareholders who hold their shares on the termination date, and is subject to various conditions and the financial payment capabilities of BNP Paribas Prime Brokerage, Inc. (the “Capital Protection Provider”).

The Capital Protection Agreement is a financial product that is intended to protect the Fund against significant market declines and does not in any way constitute any form of insurance. The Capital Protection Provider is not an insurance company or an insurance provider, nor is it acting as an adviser or subadviser for the Fund.

The Fund’s asset allocation will vary over time depending on market conditions and therefore the Fund’s allocation to each investment component could change as frequently as daily resulting in a higher portfolio turnover rate than other mutual funds. Increased portfolio turnover may result in higher costs, which may have a negative effect on the Fund’s performance.

Amounts owed by the Capital Protection Provider under the Capital Protection Agreement are owed directly to the Fund and not to the Fund’s shareholders. As a result, a shareholder’s ability to receive the Protected NAV from the Fund is dependent on the Fund’s ability to collect any settlement amount due from the Capital Protection Provider, and/or its parent guarantor pursuant to the terms of the Capital Protection Agreement. Fund transactions involving a counterparty, such as the Capital Protection Provider and/or its parent guarantor, are subject to the risk that the counterparty will not fulfill its obligation to the Fund. Counterparty risk may arise because of the counterparty’s financial condition (i.e. financial difficulties, bankruptcy or insolvency), market activities or developments, or other reasons, whether foreseen or not. As such the Fund’s ability to benefit from the Protection may depend on the Capital Protection Provider’s, as well as its parent guarantor’s, financial condition.

Although the risk allocation methodology is designed so that the NAV of any share class does not fall below its Protected NAV, there is the possibility that the risk allocation methodology may not work as designed and the NAV of any share class may fall below its Protected NAV. If this happens, it is expected that the Fund will receive payment of the Settlement Amount from the Capital Protection Provider, if due, and liquidate as soon as possible following the event.

It is possible that under the terms of the Capital Protection Agreement, the Fund’s allocation to the Equity Component could drop to a low level or be eliminated altogether, especially during periods of heightened volatility in the equity markets. This would reduce the Fund’s ability to participate in upward equity market movements and therefore, represents loss of opportunity compared to a fund that is fully invested in equities and may cause the Fund to underperform its primary benchmark and/or other similarly situated growth funds. As a result, the Fund may not achieve its investment objective.

The Fund uses short index futures and other types of derivatives in attempt to hedge risk. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from a derivative can be substantially greater than the derivative’s original cost, and can therefore involve leverage.

Foreign securities are subject to additional risks including currency fluctuations, political and economic uncertainty, increased volatility and differing financial and information reporting standards, all of which are magnified in emerging markets.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2014 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments and Other Information for index definitions.

A Fund’s portfolio may differ significantly from the securities held in an index. An index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Fund Report.”

Effective January 28, 2014, Janus Protected Series – Global changed its name to Janus Preservation Series – Global and its primary benchmark from the MSCI World Growth Index to the MSCI World IndexSM. Additionally, the Fund changed the name of its secondary benchmark index from Protected Series – Global Blended Index to Preservation Series – Global Blended Index and its composition from a blend of MSCI World Growth Index (60%) and Citigroup 3-Month U.S. Treasury Bill Index (40%) to a blend of MSCI World IndexSM (60%) and Citigroup 3-Month U.S. Treasury Bill Index (40%). Janus Capital believes that the benchmark changes provide a more appropriate representation of the Fund’s investment strategy.

*	The Fund’s inception date – December 15, 2011
(1)	Closed to new investors.

Janus Preservation Series | 7

Janus Preservation Series - Global (unaudited)

Expense Examples
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; the capital protection fee; distribution and shareholder servicing (12b-1) fees; administrative services fees payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses
The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				Hypothetical
	Actual			(5% return before expenses)
	Beginning	Ending	Expenses	Beginning	Ending	Expenses
	Account	Account	Paid During	Account	Account	Paid During	Net Annualized
	Value	Value	Period	Value	Value	Period	Expense Ratio
	(4/1/14)	(9/30/14)	(4/1/14 - 9/30/14)†	(4/1/14)	(9/30/14)	(4/1/14 - 9/30/14)†	(4/1/14 - 9/30/14)

Class A Shares	$1,000.00	$1,014.10	$9.69	$1,000.00	$1,015.44	$9.70	1.92%

Class C Shares	$1,000.00	$1,010.90	$13.46	$1,000.00	$1,011.68	$13.47	2.67%

Class D Shares	$1,000.00	$1,015.70	$8.84	$1,000.00	$1,016.29	$8.85	1.75%

Class I Shares	$1,000.00	$1,015.60	$8.24	$1,000.00	$1,016.90	$8.24	1.63%

Class S Shares	$1,000.00	$1,013.30	$10.70	$1,000.00	$1,014.44	$10.71	2.12%

Class T Shares	$1,000.00	$1,014.90	$9.45	$1,000.00	$1,015.69	$9.45	1.87%

†	Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

8 | SEPTEMBER 30, 2014

Janus Preservation Series - Global(1)

Schedule of Investments

As of September 30, 2014

Shares/Principal/Contract Amounts		Value

Common Stock – 97.4%
Aerospace & Defense – 0.8%
554	Precision Castparts Corp.	$131,232
Air Freight & Logistics – 0.7%
870	Panalpina Welttransport Holding AG	109,412
Airlines – 1.0%
3,332	United Continental Holdings, Inc.*	155,904
Auto Components – 1.5%
7,800	NGK Spark Plug Co., Ltd.	230,000
Automobiles – 0.5%
473	Hyundai Motor Co.	85,314
Beverages – 2.8%
2,182	PepsiCo, Inc.	203,122
546	Pernod Ricard SA	61,705
2,987	SABMiller PLC	165,957

		430,784
Biotechnology – 5.4%
765	Actelion, Ltd.	89,709
384	Biogen Idec, Inc.*	127,031
1,252	Celgene Corp.*	118,665
1,280	Gilead Sciences, Inc.*	136,256
8,455	Ironwood Pharmaceuticals, Inc.*	109,535
847	Medivation, Inc.*	83,743
2,653	NPS Pharmaceuticals, Inc.*	68,978
924	Pharmacyclics, Inc.*	108,505

		842,422
Capital Markets – 2.5%
2,968	Deutsche Bank AG	104,092
4,885	E*TRADE Financial Corp.*	110,352
10,430	UBS AG	181,000

		395,444
Chemicals – 2.8%
988	Air Products & Chemicals, Inc.	128,618
19,708	Alent PLC	104,742
1,046	LyondellBasell Industries NV – Class A	113,658
738	Monsanto Co.	83,033

		430,051
Commercial Banks – 6.8%
78,000	China Construction Bank Corp. – Class H	54,717
2,794	Citigroup, Inc.	144,785
17,214	HSBC Holdings PLC	175,166
10,554	ING Groep NV*	150,100
2,423	JPMorgan Chase & Co.	145,962
72,557	Lloyds Banking Group PLC*	89,893
4,568	Sberbank of Russia (ADR)	35,952
40,700	Seven Bank, Ltd.	166,012
2,532	U.S. Bancorp	105,914

		1,068,501
Communications Equipment – 1.7%
3,027	CommScope Holding Co., Inc.*	72,376
1,064	Motorola Solutions, Inc.	67,330
10,099	Telefonaktiebolaget LM Ericsson – Class B	127,516

		267,222
Consumer Finance – 0.8%
1,349	American Express Co.	118,091
Containers & Packaging – 0.8%
2,924	Crown Holdings, Inc.*	130,176
Diversified Financial Services – 0.7%
528	Intercontinental Exchange, Inc.	102,986
Electrical Equipment – 0.9%
2,983	Sensata Technologies Holding NV*	132,833
Electronic Equipment, Instruments & Components – 1.9%
500	Keyence Corp.	217,544
1,571	TE Connectivity, Ltd. (U.S. Shares)	86,860

		304,404
Energy Equipment & Services – 1.5%
959	Core Laboratories NV	140,350
526	National Oilwell Varco, Inc.	40,028
3,631	Petrofac, Ltd.	60,685

		241,063
Food & Staples Retailing – 1.6%
2,803	Kroger Co.	145,756
2,605	Whole Foods Market, Inc.	99,277

		245,033
Food Products – 1.6%
854	Hershey Co.	81,497
2,265	Nestle SA	166,172

		247,669
Health Care Equipment & Supplies – 0.7%
1,137	Zimmer Holdings, Inc.	114,325
Health Care Providers & Services – 2.7%
1,459	Aetna, Inc.	118,179
2,134	Catamaran Corp. (U.S. Shares)*	89,948
1,466	Express Scripts Holding Co.*	103,543
1,853	Omnicare, Inc.	115,368

		427,038
Hotels, Restaurants & Leisure – 0.7%
26,355	Bwin.Party Digital Entertainment PLC	38,780
1,021	Starbucks Corp.	77,045

		115,825
Household Durables – 0.2%
2,000	Sony Corp.	36,044
Household Products – 1.1%
2,675	Colgate-Palmolive Co.	174,464
Information Technology Services – 2.4%
1,701	Amdocs, Ltd. (U.S. Shares)	78,042
2,560	MasterCard, Inc. – Class A	189,235
535	Visa, Inc. – Class A	114,153

		381,430
Insurance – 3.8%
47,800	AIA Group, Ltd.	246,702
1,866	Aon PLC	163,592
8,092	Prudential PLC	179,703

		589,997
Internet & Catalog Retail – 1.5%
898	Alibaba Group Holding, Ltd. (ADR)*	79,787
231	Amazon.com, Inc.*	74,484
66	Priceline Group, Inc.*	76,466

		230,737

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

Janus Preservation Series | 9

Janus Preservation Series - Global(1)

Schedule of Investments

As of September 30, 2014

Shares/Principal/Contract Amounts		Value

Internet Software & Services – 2.2%
687	Facebook, Inc. – Class A*	$54,300
217	Google, Inc. – Class A*	127,685
208	Google, Inc. – Class C*	120,091
2,361	Youku Tudou, Inc. (ADR)*	42,309

		344,385
Leisure Products – 0.4%
1,861	Mattel, Inc.	57,040
Machinery – 1.5%
1,675	Colfax Corp.*	95,425
1,003	Dover Corp.	80,571
1,802	Rexnord Corp.	51,267

		227,263
Media – 3.9%
875	CBS Corp. – Class B	46,812
1,206	CBS Outdoor Americas, Inc.	36,108
2,360	Comcast Corp. – Class A	126,921
932	Liberty Global PLC – Class A*	39,647
1,652	Liberty Global PLC – Class C*	67,757
389	Time Warner Cable, Inc.	55,818
3,713	Twenty-First Century Fox, Inc. – Class A	127,319
1,220	Walt Disney Co.†	108,616

		608,998
Metals & Mining – 0.6%
3,608	ThyssenKrupp AG	94,728
Oil, Gas & Consumable Fuels – 9.0%
1,735	Anadarko Petroleum Corp.	175,998
4,594	Encana Corp. (U.S. Shares)	97,439
8,700	Inpex Corp.	123,184
1,926	Keyera Corp.	155,191
3,062	Koninklijke Vopak NV	164,846
3,292	MEG Energy Corp.*	101,071
2,317	Noble Energy, Inc.	158,390
1,916	Phillips 66	155,790
2,504	Royal Dutch Shell PLC (ADR)	190,630
1,655	Valero Energy Corp.	76,577

		1,399,116
Pharmaceuticals – 4.5%
1,670	Endo International PLC*	114,128
693	Jazz Pharmaceuticals PLC*	111,268
6,271	Meda AB – Class A	88,157
514	Roche Holding AG	152,228
2,003	Teva Pharmaceutical Industries, Ltd. (ADR)	107,661
964	Valeant Pharmaceuticals International, Inc.	126,333

		699,775
Professional Services – 0.9%
342	IHS, Inc. – Class A*	42,815
1,564	Verisk Analytics, Inc. – Class A*	95,232

		138,047
Real Estate Investment Trusts (REITs) – 1.8%
1,234	American Tower Corp.	115,539
4,954	Lexington Realty Trust	48,500
564	Simon Property Group, Inc.	92,733
334	Ventas, Inc.	20,691

		277,463
Real Estate Management & Development – 2.2%
2,953	Brookfield Asset Management, Inc. – Class A (U.S. Shares)	132,767
946	Jones Lang LaSalle, Inc.	119,518
4,000	Mitsubishi Estate Co., Ltd.	90,125

		342,410
Road & Rail – 3.7%
1,144	Canadian National Railway Co.	81,228
1,954	Canadian Pacific Railway, Ltd.	405,580
722	Kansas City Southern	87,506

		574,314
Semiconductor & Semiconductor Equipment – 2.7%
11,119	ARM Holdings PLC	161,988
8,802	Atmel Corp.*	71,120
2,080	Freescale Semiconductor, Ltd.*	40,623
31	Samsung Electronics Co., Ltd.	34,709
27,000	Taiwan Semiconductor Manufacturing Co., Ltd.	107,484

		415,924
Software – 2.3%
3,360	Microsoft Corp.	155,770
3,200	Nexon Co., Ltd.	26,423
600	Nintendo Co., Ltd.	65,313
1,425	Oracle Corp.	54,549
1,037	Solera Holdings, Inc.	58,445

		360,500
Specialty Retail – 2.8%
37,600	Chow Tai Fook Jewellery Group, Ltd.	48,923
1,834	Lowe’s Cos., Inc.	97,055
995	PetSmart, Inc.	69,740
859	Tiffany & Co.	82,730
719	Ulta Salon Cosmetics & Fragrance, Inc.	84,964
864	Williams-Sonoma, Inc.	57,516

		440,928
Technology Hardware, Storage & Peripherals – 2.2%
3,457	Apple, Inc.†	348,293
Textiles, Apparel & Luxury Goods – 1.8%
648	Cie Financiere Richemont SA	53,113
1,176	NIKE, Inc. – Class B	104,899
7,700	Prada SpA	46,680
24,000	Samsonite International SA	77,252

		281,944
Tobacco – 1.9%
3,554	Imperial Tobacco Group PLC	152,856
4,500	Japan Tobacco, Inc.	146,496

		299,352
Trading Companies & Distributors – 2.2%
4,484	Brenntag AG	220,130
1,067	MSC Industrial Direct Co., Inc. – Class A	91,186
1,259	NOW, Inc.	38,286

		349,602
Wireless Telecommunication Services – 1.4%
3,100	T-Mobile U.S., Inc.	89,497
83,700	Tower Bersama Infrastructure Tbk PT	54,989
22,823	Vodafone Group PLC	75,221

		219,707

Total Common Stock (cost $13,508,034)		15,218,190

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

10 | SEPTEMBER 30, 2014

Schedule of Investments

As of September 30, 2014

Shares/Principal/Contract Amounts		Value

Preferred Stock – 0.9%
Automobiles – 0.9%
687	Volkswagen AG (cost $177,699)	$142,608

U.S. Treasury Notes/Bonds – 0.2%
$15,000	0.8750%, 11/30/16	15,055
15,000	1.3750%, 11/30/18	14,873

Total U.S. Treasury Notes/Bonds (cost $29,932)		29,928

Money Market – 3.0%
470,750	Janus Cash Liquidity Fund LLC, 0.0682%°°,£ (cost $470,750)	470,750

Capital Protection Agreement – 0%
1	Janus Preservation Series - Global with BNP Paribas Prime Brokerage, Inc. exercise price at 9/30/14 $9.99 – $10.24§ (cost $0)	0

Total Investments (total cost $14,186,415) – 101.5%		15,861,476

Liabilities, net of Cash, Receivables and Other Assets – (1.5)%		(229,140)

Net Assets – 100%		$15,632,336

Summary of Investments by Country – (Long Positions) (unaudited)

		% of Investment
Country	Value	Securities

United States††	$9,247,162	58.3%
United Kingdom	1,395,621	8.8
Canada	1,189,557	7.5
Japan	1,101,141	6.9
Switzerland	751,634	4.7
Germany	561,558	3.5
Hong Kong	372,877	2.4
Netherlands	314,946	2.0
Sweden	215,673	1.4
China	176,813	1.1
South Korea	120,023	0.8
Israel	107,661	0.7
Taiwan	107,484	0.7
France	61,705	0.4
Indonesia	54,989	0.3
Italy	46,680	0.3
Russia	35,952	0.2

Total	$15,861,476	100.0%

††	Includes Cash Equivalents of 3.0%.
(1)	Formerly named Janus Protected Series – Global.

Schedule of Futures – Short

Unrealized
Appreciation/
Description	(Depreciation)

EURO STOXX 50® expires December 2014 2 contracts principal amount $64,160 value $64,535	$(375)
mini MSCI Emerging Markets expires December 2014 1 contract principal amount $50,965 value $50,135	830
S&P 500® E-mini expires December 2014 2 contracts principal amount $196,275 value $196,550	(275)

Total Futures – Short	$180

Schedule of OTC Purchased Option – Zero Strike Call

			Unrealized
Counterparty/	Premium to		Appreciation/
Reference Asset	be Paid	Value	(Depreciation)

BNP Paribas: BNP IVIX Index expires December 2014 78,149 contracts exercise price $0.00	$(232,892)	$206,048	$(26,844)

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

Janus Preservation Series | 11

Janus Preservation Series - Growth (unaudited)

FUND SNAPSHOT
A growth fund with a protection feature that seeks to minimize and cap losses. This is the only U.S. fund series that offers potential upside based on stock market participation and a level of certainty in falling markets.
Jonathan Coleman portfolio manager

PERFORMANCE REVIEW

Janus Preservation Series – Growth Class I Shares returned 9.49% for the 12-month period ended September 30, 2014, versus a return of 19.15% for Russell 1000 Growth Index, the Fund’s primary benchmark. The Fund’s secondary benchmark, the Preservation Series – Growth Blended Index, returned 11.24%.

INVESTMENT ENVIRONMENT

U.S. large-cap growth equities performed well in the past 12 months. While markets climbed significantly higher early in the period, first quarter gains slowed due to a colder-than-normal winter that negatively affected a number of macroeconomic data points, as well as speculation around how and when the Federal Reserve (Fed) would begin raising interest rates. Tensions between Ukraine and Russia also caused bouts of volatility. Increasing confirmation signals that the U.S. economy was on stable footing, coupled with the European Central Bank’s interest rate cut and other measures to stimulate euro-zone growth, boosted markets broadly through the spring. The third quarter saw further gains on modestly improving data as investors largely shrugged off mounting geopolitical unrest. However, growing investor uncertainty also resulted in summer pullbacks and the beginnings of a sharp selloff in the last weeks of September. Despite this volatility, the period ended with generally positive corporate earnings reports, strong gross domestic product (GDP) growth and lower unemployment rates, all providing more evidence of a strengthening U.S. economy. In addition, the Fed indicated its intent to keep interest rates low for “a considerable time.”

PERFORMANCE DISCUSSION

We significantly increased our exposure to equities during the year. We entered the year at 66.58% exposure to equities and ended at 98.26% exposure, with the protection component comprising the rest of the portfolio. The allocation to the protection component was the main factor that contributed to the Fund’s underperformance against its primary benchmark, the Russell 1000 Growth Index.

The protection component can be comprised of cash and cash equivalents, U.S. Treasurys, short index futures and other instruments designed to reduce equity market exposure. Depending on the market environment, the Fund can be invested in any variation in either component. In rising markets, we expect there to be more assets in the equity component as compared with falling markets, during which we expect to have more allocated to the protection component. The protection feature, however, affects the Fund’s ability to respond to changing equity market conditions and the Fund’s ability to capture certain market gains.

During the course of the year, the average allocation to the protection component was approximately 12.22%. In declining markets, we expect the protection component to contribute to performance. In rising markets, we expect the protection component to detract from relative performance. As markets rose during the year, the allocation to the protection component played the largest role in our underperformance relative to the benchmark.

In addition to the protection component allocation, the Fund has a protection feature that is designed to minimize and ultimately cap any losses at a maximum of 20%. As the Net Asset Value (NAV) of the Fund rises to new levels, the Protected NAV (PNAV) also rises. Over time, this could lead to a situation where an investor could potentially limit losses. We feel this is an attractive feature, providing investors with a level of downside protection given the significant uncertainty evident in the global economy and markets.

While our allocation to the protection component was a drag on relative performance this year, our stock selection within the equity component also detracted from relative performance. We emphasize companies with sustainable, long-term growth drivers in our portfolio. We focus on companies with clear, definable growth stories such as a high barrier to entry, a winning management team with a

12 | SEPTEMBER 30, 2014

(unaudited)

clear vision for the future, stable and recurring revenue streams, or a definable edge in an attractive industry with high growth potential. These competitive advantages should allow the companies to grow regardless of the economy. As we look across the portfolio we continue to be encouraged about the competitive advantages of most companies we own, and believe the potential for long-term growth for those companies is still in place. However, we also held several stocks that fell during the period and negatively impacted our performance.

Whole Foods Market was our largest detractor. The stock fell after the company announced disappointing earnings results. We are currently reviewing the future growth potential for the company, which is facing a more competitive landscape from other natural and organic grocers.

Colfax Corporation was another detractor. While the company recently reported weaker earnings, the reasons we own the company have not changed. The chairman of the company’s board comes from one of the most successful multi-industrial companies of the past decade. That company had a history of making shrewd acquisitions of industrial companies operating in large, growing addressable markets that were very fragmented. The company would grow earnings by consolidating these fragmented industries and also by emphasizing lean and efficient manufacturing improvements with the companies it acquired. The chairman is implementing a similar focus on industry consolidation and lean manufacturing at Colfax, which should lead to steady earnings growth over time.

Finally, L Brands was also a detractor. The stock fell after the company reported a disappointing holiday sales season. We sold the position during the period, due to concerns about how the mall-based retailer will navigate a transition as more shopping moves from physical stores to mobile and online channels.

While the aforementioned companies had a negative impact on relative performance this period, we were encouraged to see many other companies in the Fund put up impressive results and continue to execute on the strategies we believe set them apart from their competition. Apple, one of our largest holdings, was a top contributor. The stock was up in part due to excitement about new product launches from the company. Our basic view is that Apple is a strong brand and that as consumers get more familiar with Apple products, they get more deeply entrenched in the Apple ecosystem, branching out to buy new Apple products and returning to the brand when it is time to update existing ones. We see evidence in this trend by the fact that household spending on Apple products continues to increase. We think recent innovations by Apple, including its Apple Pay mobile payment system, further entrench Apple with its customers.

Canadian Pacific Railway was another top individual contributor. The transformation the company has experienced since 2012 began under a new CEO that year, who focused the efforts of the company on three key points: better service and reliability to customers, improved profitability through operating efficiency and new revenue opportunities. Since then, the CEO has put in a fully capable team around him to execute on each of the above points, and success in each category continues to drive the outperformance we are seeing. Service metrics such as on-time deliveries and velocity have improved, operating margins have increased dramatically with more opportunity to expand and the company has driven new revenues from such markets as domestic Canada container traffic, grain and crude by rail. Most recently, a new CFO has joined the company and had a positive impact on driving better capital allocation decisions, including commencing a share repurchase program that further benefits shareholders.

Google, another large holding, was up considerably as the company continued to demonstrate its ability to monetize its mobile platform. We think Google has multiple long-term growth drivers. The company’s Internet search business continues to do well, and the company continues to improve monetization of increased viewing on its YouTube platform. The company’s Android mobile operating platform exists in a duopoly with Apple’s mobile platform, and we believe both companies benefit from the rapid adoption and heavier use of smartphones.

DERIVATIVES

This fund invests in derivatives, primarily options to periodically hedge market risk. The purpose of the option strategy is an attempt to reduce the risk in the portfolio. The Fund may also utilize options or other instruments for exposure to the Chicago Board Options Exchange Market Volatility Index (VIX) or another volatility index. Such investments would be used in accordance with the risk methodology under the Capital Protection Agreement and would be designed in an effort to limit losses in a sharp market decline. There is no guarantee that using such instruments would be effective in limiting losses, and the use of such instruments could impact the ability to increase returns. During the period, this strategy detracted from relative results.

Janus Preservation Series | 13

Janus Preservation Series - Growth (unaudited)

Please see the Derivative Instruments section in the “Notes to Financial Statements” for derivatives used by the Fund.

OUTLOOK

We expect the U.S. economy to continue growing at a steady pace, with consumer spending remaining moderate as wage growth remains slow. Looking across large-cap equities, we believe stocks are reasonably valued, given an environment of moderate but durable growth and low inflation. While stocks are more reasonably valued than they were several quarters ago, we continue to find durable growth opportunities.

An example where we currently see opportunities is in the health care sector. The last decade has brought about rapid changes in the way in which drugs are developed and clinical trials are conducted. This has led to more successful research and development efforts and a wave of breakthrough therapies that represent significant improvements over previous treatment options for a number of high, unmet medical needs. We believe the drugs being developed by the companies we own represent meaningful, long duration growth opportunities.

Thank you for your investment in Janus Preservation Series – Growth.

14 | SEPTEMBER 30, 2014

(unaudited)

Janus Preservation Series - Growth At A Glance

5 Top Performers – Holdings

Contribution

Apple, Inc.	1.89%
Canadian Pacific Railway, Ltd.	1.23%
Google, Inc. – Class A	1.04%
Gilead Sciences, Inc.	0.79%
Union Pacific Corp.	0.66%

5 Bottom Performers – Holdings

Contribution

S&P 500® E-mini Future – expired June 2014	–0.75%
Whole Foods Market, Inc.	–0.59%
Colfax Corp.	–0.29%
S&P 500® E-mini Future – expired December 2013	–0.25%
L Brands, Inc.	–0.24%

5 Top Performers – Sectors*

		Fund Weighting	Russell 1000® Growth
	Fund Contribution	(Average % of Equity)	Index Weighting

Financials	0.43%	3.06%	5.37%
Health Care	0.43%	14.19%	12.63%
Telecommunication Services	0.02%	0.52%	2.18%
Industrials	0.00%	13.68%	12.26%
Utilities	0.00%	–0.06%	0.15%

5 Bottom Performers – Sectors*

		Fund Weighting	Russell 1000® Growth
	Fund Contribution	(Average % of Equity)	Index Weighting

Protection Component**	–3.77%	8.15%	0.00%
Consumer Staples	–1.30%	6.81%	11.53%
Information Technology	–0.99%	27.99%	27.17%
Consumer Discretionary	–0.53%	16.70%	19.17%
Energy	–0.23%	3.45%	5.08%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.
*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

**	Not a GICS classified sector.

Janus Preservation Series | 15

Janus Preservation Series - Growth (unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of September 30, 2014

Apple, Inc. Technology Hardware, Storage & Peripherals	6.0%
Comcast Corp. – Class A Media	2.9%
Google, Inc. – Class C Internet Software & Services	2.7%
Home Depot, Inc. Specialty Retail	2.5%
ARM Holdings PLC Semiconductor & Semiconductor Equipment	2.4%

16.5%

Asset Allocation – (% of Net Assets)
As of September 30, 2014

*Includes Cash and Other of (0.7)%.

Top Country Allocations – Long Positions (% of Investment Securities)
As of September 30, 2014

As of September 30, 2013

16 | SEPTEMBER 30, 2014

(unaudited)

Performance

			Expense Ratios –
Average Annual Total Return – for the periods ended September 30, 2014			per the January 28, 2014 prospectuses
	One	Since	Total Annual Fund	Net Annual Fund
	Year	Inception*	Operating Expenses	Operating Expenses

Janus Preservation Series – Growth – Class A Shares
NAV	9.22%	0.55%	1.82%	1.82%
MOP	2.93%	–1.18%

Janus Preservation Series – Growth – Class C Shares
NAV	8.41%	–0.21%	2.61%	2.61%
CDSC	7.41%	–0.21%

Janus Preservation Series – Growth – Class D Shares(1)	9.40%	0.70%	1.73%	1.68%

Janus Preservation Series – Growth – Class I Shares	9.49%	0.78%	1.59%	1.59%

Janus Preservation Series – Growth – Class S Shares	9.14%	0.44%	2.06%	2.06%

Janus Preservation Series – Growth – Class T Shares	9.31%	0.61%	1.76%	1.76%

Russell 1000® Growth Index	19.15%	14.29%

Preservation Series – Growth Blended Index	11.24%	8.57%

Citigroup 3-Month U.S. Treasury Bill Index	0.04%	0.05%

Morningstar Quartile – Class I Shares	4th	4th

Morningstar Ranking – based on total return for Large Growth Funds	1,696/1,762	1,631/1,637

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Net expense ratios reflect the expense waiver, if any, Janus Capital has contractually agreed to through February 1, 2015, and include a Capital Protection Fee that can fluctuate between 0.60% and 0.75%.

See important disclosures on the next page.

Janus Preservation Series | 17

Janus Preservation Series - Growth (unaudited)

The Fund is not a capital guaranteed or insured fund. As with all investments, there are inherent risks when investing in the Fund including, but not limited to, allocation risk, maximum settlement amount risk, turnover risk, liquidation risk, opportunity cost risk, capital protection termination risk, underperformance risk and counterparty risk, each as disclosed in the Fund’s Prospectuses. The protection feature only covers shareholders who hold their shares on the termination date, and is subject to various conditions and the financial payment capabilities of BNP Paribas Prime Brokerage, Inc. (the “Capital Protection Provider”).

The Capital Protection Agreement is a financial product that is intended to protect the Fund against significant market declines and does not in any way constitute any form of insurance. The Capital Protection Provider is not an insurance company or an insurance provider, nor is it acting as an adviser or subadviser for the Fund.

The Fund’s asset allocation will vary over time depending on market conditions and therefore the Fund’s allocation to each investment component could change as frequently as daily resulting in a higher portfolio turnover rate than other mutual funds. Increased portfolio turnover may result in higher costs, which may have a negative effect on the Fund’s performance.

Amounts owed by the Capital Protection Provider under the Capital Protection Agreement are owed directly to the Fund and not to the Fund’s shareholders. As a result, a shareholder’s ability to receive the Protected NAV from the Fund is dependent on the Fund’s ability to collect any settlement amount due from the Capital Protection Provider, and/or its parent guarantor pursuant to the terms of the Capital Protection Agreement. Fund transactions involving a counterparty, such as the Capital Protection Provider and/or its parent guarantor, are subject to the risk that the counterparty will not fulfill its obligation to the Fund. Counterparty risk may arise because of the counterparty’s financial condition (i.e. financial difficulties, bankruptcy or insolvency), market activities or developments, or other reasons, whether foreseen or not. As such the Fund’s ability to benefit from the Protection may depend on the Capital Protection Provider’s, as well as its parent guarantor’s, financial condition.

Although the risk allocation methodology is designed so that the NAV of any share class does not fall below its Protected NAV, there is the possibility that the risk allocation methodology may not work as designed and the NAV of any share class may fall below its Protected NAV. If this happens, it is expected that the Fund will receive payment of the Settlement Amount from the Capital Protection Provider, if due, and liquidate as soon as possible following the event.

It is possible that under the terms of the Capital Protection Agreement, the Fund’s allocation to the Equity Component could drop to a low level or be eliminated altogether, especially during periods of heightened volatility in the equity markets. This would reduce the Fund’s ability to participate in upward equity market movements and therefore, represents loss of opportunity compared to a fund that is fully invested in equities and may cause the Fund to underperform its primary benchmark and/or other similarly situated growth funds. As a result, the Fund may not achieve its investment objective.

The Fund uses short index futures and other types of derivatives in attempt to hedge risk. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from a derivative can be substantially greater than the derivative’s original cost, and can therefore involve leverage.

Foreign securities are subject to additional risks including currency fluctuations, political and economic uncertainty, increased volatility and differing financial and information reporting standards, all of which are magnified in emerging markets.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2014 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments and Other Information for index definitions.

A Fund’s portfolio may differ significantly from the securities held in an index. An index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Fund Report.”

Effective January 28, 2014, Janus Protected Series – Growth changed its name to Janus Preservation Series – Growth. Additionally, the Fund changed the name of its secondary benchmark index from Protected Series – Growth Blended Index to Preservation Series – Growth Blended Index and added the Citigroup 3-Month U.S. Treasury Bill Index as a third benchmark.

*	The Fund’s inception date – May 4, 2011
(1)	Closed to new investors.

18 | SEPTEMBER 30, 2014

(unaudited)

Expense Examples
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; the capital protection fee; distribution and shareholder servicing (12b-1) fees; administrative services fees payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses
The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				Hypothetical
	Actual			(5% return before expenses)
	Beginning	Ending	Expenses	Beginning	Ending	Expenses
	Account	Account	Paid During	Account	Account	Paid During	Net Annualized
	Value	Value	Period	Value	Value	Period	Expense Ratio
	(4/1/14)	(9/30/14)	(4/1/14 - 9/30/14)†	(4/1/14)	(9/30/14)	(4/1/14 - 9/30/14)†	(4/1/14 - 9/30/14)

Class A Shares	$1,000.00	$1,036.60	$9.34	$1,000.00	$1,015.89	$9.25	1.83%

Class C Shares	$1,000.00	$1,033.30	$13.15	$1,000.00	$1,012.13	$13.01	2.58%

Class D Shares	$1,000.00	$1,037.50	$8.27	$1,000.00	$1,016.95	$8.19	1.62%

Class I Shares	$1,000.00	$1,038.40	$7.87	$1,000.00	$1,017.35	$7.79	1.54%

Class S Shares	$1,000.00	$1,035.70	$10.16	$1,000.00	$1,015.09	$10.05	1.99%

Class T Shares	$1,000.00	$1,036.50	$8.88	$1,000.00	$1,016.34	$8.80	1.74%

†	Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Preservation Series | 19

Janus Preservation Series - Growth(1)

Schedule of Investments

As of September 30, 2014

Shares/Principal/Contract Amounts		Value

Common Stock – 98.5%
Aerospace & Defense – 3.5%
8,755	Honeywell International, Inc.	$815,265
5,927	Precision Castparts Corp.	1,403,988

		2,219,253
Beverages – 1.7%
13,018	Diageo PLC	376,345
2,722	Pernod Ricard SA	307,620
7,057	SABMiller PLC	392,085

		1,076,050
Biotechnology – 6.9%
1,395	Alexion Pharmaceuticals, Inc.*	231,319
4,214	Biogen Idec, Inc.*	1,394,033
14,141	Celgene Corp.*	1,340,284
5,312	Medivation, Inc.*	525,198
7,924	Pharmacyclics, Inc.*	930,515

		4,421,349
Chemicals – 4.8%
10,468	Air Products & Chemicals, Inc.	1,362,724
8,516	Monsanto Co.	958,135
3,758	PPG Industries, Inc.	739,349

		3,060,208
Communications Equipment – 3.0%
11,372	Motorola Solutions, Inc.	719,620
16,546	QUALCOMM, Inc.	1,237,145

		1,956,765
Electrical Equipment – 1.9%
28,022	Sensata Technologies Holding NV*	1,247,820
Electronic Equipment, Instruments & Components – 1.7%
5,003	Amphenol Corp. – Class A	499,600
10,139	TE Connectivity, Ltd. (U.S. Shares)	560,585

		1,060,185
Food & Staples Retailing – 1.9%
3,236	Kroger Co.	168,272
7,091	Sysco Corp.	269,104
20,682	Whole Foods Market, Inc.	788,191

		1,225,567
Food Products – 0.7%
4,682	Hershey Co.	446,803
Health Care Equipment & Supplies – 1.5%
9,407	Zimmer Holdings, Inc.	945,874
Health Care Providers & Services – 1.0%
14,660	Catamaran Corp. (U.S. Shares)*	617,919
Health Care Technology – 1.1%
5,159	athenahealth, Inc.*	679,389
Hotels, Restaurants & Leisure – 3.8%
796	Chipotle Mexican Grill, Inc.*	530,606
20,764	Dunkin’ Brands Group, Inc.	930,642
13,268	Starbucks Corp.	1,001,203

		2,462,451
Household Products – 1.4%
14,018	Colgate-Palmolive Co.	914,254
Information Technology Services – 3.6%
16,689	MasterCard, Inc. – Class A	1,233,651
5,133	Visa, Inc. – Class A	1,095,228

		2,328,879
Insurance – 1.4%
10,614	Aon PLC	930,529
Internet & Catalog Retail – 3.3%
3,893	Alibaba Group Holding, Ltd. (ADR)*	345,893
2,844	Amazon.com, Inc.*	917,019
4,205	Ctrip.com International, Ltd. (ADR)*	238,676
561	Priceline Group, Inc.*	649,964

		2,151,552
Internet Software & Services – 7.1%
2,580	CoStar Group, Inc.*	401,293
8,983	Facebook, Inc. – Class A*	710,016
2,599	Google, Inc. – Class A*,†	1,529,278
2,957	Google, Inc. – Class C*	1,707,254
1,037	LinkedIn Corp. – Class A*	215,478

		4,563,319
Machinery – 1.9%
21,801	Colfax Corp.*	1,242,003
Media – 6.0%
34,854	Comcast Corp. – Class A	1,874,448
41,876	Twenty-First Century Fox, Inc. – Class A	1,435,928
6,538	Walt Disney Co.	582,078

		3,892,454
Oil, Gas & Consumable Fuels – 2.2%
6,401	Antero Resources Corp.	351,351
2,564	EOG Resources, Inc.	253,887
9,922	Noble Energy, Inc.	678,268
4,285	Southwestern Energy Co.*	149,761

		1,433,267
Personal Products – 0.5%
4,069	Estee Lauder Cos., Inc. – Class A	304,036
Pharmaceuticals – 7.3%
17,805	Bristol-Myers Squibb Co.	911,260
20,699	Endo International PLC*	1,414,570
6,946	Jazz Pharmaceuticals PLC*	1,115,250
4,114	Mallinckrodt PLC*	370,877
3,022	Perrigo Co. PLC	453,874
3,357	Valeant Pharmaceuticals International, Inc. (U.S. Shares)	440,438

		4,706,269
Professional Services – 0.9%
9,608	Verisk Analytics, Inc. – Class A*	585,031
Real Estate Investment Trusts (REITs) – 2.4%
16,397	American Tower Corp.	1,535,251
Real Estate Management & Development – 0.6%
12,779	CBRE Group, Inc. – Class A*	380,047
Road & Rail – 3.2%
5,305	Canadian Pacific Railway, Ltd.	1,101,126
8,926	Union Pacific Corp.	967,757

		2,068,883
Semiconductor & Semiconductor Equipment – 4.0%
108,446	ARM Holdings PLC	1,579,902
54,140	Atmel Corp.*	437,451

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

20 | SEPTEMBER 30, 2014

Schedule of Investments

As of September 30, 2014

Shares/Principal/Contract Amounts		Value

Semiconductor & Semiconductor Equipment – (continued)
15,295	Freescale Semiconductor, Ltd.*	$298,712
13,477	Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	271,966

		2,588,031
Software – 6.7%
5,166	ANSYS, Inc.*	390,911
89,981	Cadence Design Systems, Inc.*	1,548,573
13,221	NetSuite, Inc.*	1,183,808
20,505	Salesforce.com, Inc.*	1,179,653

		4,302,945
Specialty Retail – 5.2%
607	AutoZone, Inc.*	309,364
17,619	Home Depot, Inc.	1,616,367
27,592	Sally Beauty Holdings, Inc.*	755,193
6,331	TJX Cos., Inc.	374,605
2,584	Ulta Salon Cosmetics & Fragrance, Inc.	305,351

		3,360,880
Technology Hardware, Storage & Peripherals – 6.0%
38,218	Apple, Inc.	3,850,464
Trading Companies & Distributors – 0.7%
5,514	MSC Industrial Direct Co., Inc. – Class A	471,226
Wireless Telecommunication Services – 0.6%
13,969	T-Mobile U.S., Inc.	403,285

Total Common Stock (cost $56,535,708)		63,432,238

U.S. Treasury Notes/Bonds – 2.2%
$650,000	1.0000%, 9/30/16	654,875
770,000	0.8750%, 11/30/16	772,828

Total U.S. Treasury Notes/Bonds (cost $1,421,223)		1,427,703

Capital Protection Agreement – 0%
1	Janus Preservation Series - Growth with BNP Paribas Prime Brokerage, Inc. exercise price at 9/30/14 $8.13 – $8.41§ (cost $0)	0

Total Investments (total cost $57,956,931) – 100.7%		64,859,941

Liabilities, net of Cash, Receivables and Other Assets – (0.7)%		(425,610)

Net Assets – 100%		$64,434,331

Summary of Investments by Country – (Long Positions) (unaudited)

		% of Investment
Country	Value	Securities

United States	$59,187,971	91.3%
United Kingdom	2,348,332	3.6
Canada	2,159,483	3.3
China	584,569	0.9
France	307,620	0.5
Taiwan	271,966	0.4

Total	$64,859,941	100.0%

(1)	Formerly named Janus Protected Series – Growth.

Schedule of OTC Purchased Option – Zero Strike Call

			Unrealized
Counterparty/	Premium to		Appreciation/
Reference Asset	be Paid	Value	(Depreciation)

BNP Paribas: BNP IVIX Index expires December 2014 320,511 contracts exercise price $0.00	$(955,155)	$845,059	$(110,096)

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

Janus Preservation Series | 21

Notes to Schedules of Investments and Other Information

BNP IVIX Index	A volatility strategy index sponsored by BNP Paribas.

Citigroup 3-Month U.S. Treasury Bill Index	An unmanaged index that represents the performance of three-month Treasury bills. The index reflects reinvestment of all distributions and changes in market prices.

EURO STOXX 50® Index	Provides a blue-chip representation of supersector leaders in the euro zone. The index covers 50 stocks from 12 euro zone countries: Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain.

MSCI Emerging Markets IndexSM	A free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets.

MSCI World Growth Index	Measures the performance of growth stocks in developed countries throughout the world. The index includes reinvestment of dividends, net of foreign withholding taxes.

MSCI World IndexSM	A free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed market countries in North America, Europe, and the Asia/Pacific Region. The index includes reinvestment of dividends, net of foreign withholding taxes.

Preservation Series – Global Blended Index	An internally-calculated, hypothetical combination of unmanaged indices that combines total returns from the MSCI World IndexSM (60%) and the Citigroup 3-Month U.S. Treasury Bill Index (40%).

Preservation Series – Growth Blended Index	An internally-calculated, hypothetical combination of unmanaged indices that combines total returns from the Russell 1000® Growth Index (60%) and the Citigroup 3-Month U.S. Treasury Bill Index (40%).

Protected Series – Global Blended Index	An internally-calculated, hypothetical combination of unmanaged indices that combines total returns from the MSCI World Growth Index (60%) and the Citigroup 3-Month U.S. Treasury Bill Index (40%).

Russell 1000® Growth Index	Measures the performance of those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

S&P 500® Index	A commonly recognized, market-capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

ADR	American Depositary Receipt

LLC	Limited Liability Company

OTC	Over-the-Counter

PLC	Public Limited Company

U.S. Shares	Securities of foreign companies trading on an American stock exchange.

*	Non-income producing security.

†	A portion of this security has been segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates, the value of which, as of September 30, 2014, is noted below.

Fund	Aggregate Value

Janus Preservation Series - Global	$198,745
Janus Preservation Series - Growth	1,059,138

°°	Rate shown is the 7-day yield as of September 30, 2014.

§	Schedule of Restricted and Illiquid Securities (as of September 30, 2014)

	Acquisition	Acquisition		Value as a
	Date	Cost	Value	% of Net Assets

Janus Preservation Series - Global
Capital Protection Agreement	12/15/11	$0	$0	0.0%

Janus Preservation Series - Growth
Capital Protection Agreement	5/4/11	$0	$0	0.0%

The Funds have registration rights for certain restricted securities held as of September 30, 2014. The issuer incurs all registration costs.

22 | SEPTEMBER 30, 2014

£	The Funds may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. Based on the Fund’s relative ownership, the following securities were considered affiliated companies for all or some portion of the year ended September 30, 2014. Unless otherwise indicated, all information in the table is for the year ended September 30, 2014.

	Share			Share
	Balance			Balance	Realized	Dividend	Value
	at 9/30/13	Purchases	Sales	at 9/30/14	Gain/(Loss)	Income	at 9/30/14

Janus Preservation Series – Global
Janus Cash Liquidity Fund LLC	422,212	9,336,538	(9,288,000)	470,750	$–	$532	$470,750

Janus Preservation Series – Growth
Janus Cash Liquidity Fund LLC	19,453,548	41,473,102	(60,926,650)	–	$–	$3,966	$–

The following is a summary of the inputs that were used to value the Funds’ investments in securities and other financial instruments as of September 30, 2014. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of September 30, 2014)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs	Unobservable Inputs

Janus Preservation Series – Global
Assets
Investments in Securities:
Common Stock
Air Freight & Logistics	$–	$109,412	$–
Auto Components	–	230,000	–
Automobiles	–	85,314	–
Beverages	203,122	227,662	–
Biotechnology	752,713	89,709	–
Capital Markets	110,352	285,092	–
Chemicals	325,309	104,742	–
Commercial Banks	396,661	671,840	–
Communications Equipment	139,706	127,516	–
Electronic Equipment, Instruments & Components	86,860	217,544	–
Energy Equipment & Services	180,378	60,685	–
Food Products	81,497	166,172	–
Hotels, Restaurants & Leisure	77,045	38,780	–
Household Durables	–	36,044	–
Insurance	163,592	426,405	–
Metals & Mining	–	94,728	–
Oil, Gas & Consumable Fuels	1,111,086	288,030	–
Pharmaceuticals	459,390	240,385	–
Real Estate Management & Development	252,285	90,125	–
Semiconductor & Semiconductor Equipment	111,743	304,181	–
Software	268,764	91,736	–
Specialty Retail	392,005	48,923	–
Textiles, Apparel & Luxury Goods	104,899	177,045	–
Tobacco	–	299,352	–
Trading Companies & Distributors	129,472	220,130	–
Wireless Telecommunication Services	89,497	130,210	–
All Other	4,920,052	–	–

Preferred Stock	–	142,608	–

U.S. Treasury Notes/Bonds	–	29,928	–

Money Market	–	470,750	–

Total Investments in Securities	$10,356,428	$5,505,048	$–

Other Financial Instruments(a):
Capital Protection Agreement	$–	$–	$0

Total Assets	$10,356,428	$5,505,048	$0

Liabilities
Other Financial Instruments(a):
OTC Purchased Options – Zero Strike Calls	$–	$26,844	$–
Variation Margin Payable	–	792	–

Total Liabilities	$–	$27,636	$–

Janus Preservation Series | 23

Notes to Schedules of Investments and Other Information (continued)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs	Unobservable Inputs

Janus Preservation Series – Growth
Assets
Investments in Securities:
Common Stock
Beverages	$–	$1,076,050	$–
Semiconductor & Semiconductor Equipment	1,008,129	1,579,902	–
All Other	59,768,157	–	–

U.S. Treasury Notes/Bonds	–	1,427,703	–

Total Investments in Securities	$60,776,286	$4,083,655	$–

Other Financial Instruments(a):
Capital Protection Agreement	$–	$–	$0

Total Assets	$60,776,286	$4,083,655	$0

Liabilities
Other Financial Instruments(a):
OTC Purchased Options – Zero Strike Calls	$–	$110,096	$–

(a)	Other financial instruments include the capital protection agreement, futures, forward currency, written options, purchased zero strike options, and swap contracts. Forward currency contracts, purchased zero strike options, and swap contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract’s value from trade date. Futures are reported at their variation margin at measurement date, which represents the amount due to/from each Fund at that date. Written options and the capital protection agreement are reported at their market value at measurement date.

24 | SEPTEMBER 30, 2014

Statements of Assets and Liabilities

	Janus Preservation	Janus Preservation
As of September 30, 2014	Series - Global(1)	Series - Growth(2)

Assets:
Investments at cost	$14,186,415	$57,956,931
Unaffiliated investments at value	$15,390,726	$64,859,941
Affiliated investments at value	470,750	–
Capital protection agreement (Note 1)	0	0
Cash	448	–
Restricted cash (Note 1)	–	20,000
Non-interested Trustees’ deferred compensation	323	1,335
Receivables:
Investments sold	30,770	3,050,429
Fund shares sold	–	31,767
Dividends	21,405	54,736
Dividends from affiliates	36	–
Foreign dividend tax reclaim	8,516	3,239
Interest	113	2,282
Other assets	287	1,188
Total Assets	15,923,374	68,024,917
Liabilities:
Due to custodian	–	167,326
Purchased options - zero strike calls(3)	26,844	110,096
Variation margin payable	792	–
Payables:
Investments purchased	175,679	3,051,979
Fund shares repurchased	–	68,682
Advisory fees	9,086	46,667
Capital protection fee	7,883	32,429
Fund administration fees	131	540
Internal servicing cost	69	419
Administrative services fees	1,195	3,239
Distribution fees and shareholder servicing fees	3,249	19,715
Administrative, networking and omnibus fees	285	7,711
Non-interested Trustees’ fees and expenses	106	471
Non-interested Trustees’ deferred compensation fees	323	1,335
Accrued expenses and other payables	65,396	79,977
Total Liabilities	291,038	3,590,586
Net Assets	$15,632,336	$64,434,331

See footnotes at the end of the Statements.
See Notes to Financial Statements.

Janus Preservation Series | 25

Statements of Assets and Liabilities  (continued)

	Janus Preservation	Janus Preservation
As of September 30, 2014	Series - Global(1)	Series - Growth(2)

Net Assets Consist of:
Capital (par value and paid-in surplus)*	$13,472,634	$56,468,496
Undistributed net investment income/(loss)*	(9,103)	(574,874)
Undistributed net realized gain/(loss) from investment and foreign currency transactions*	520,957	1,747,999
Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	1,647,848	6,792,710
Total Net Assets	$15,632,336	$64,434,331
Net Assets - Class A Shares	$3,278,338	$18,045,028
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	267,340	1,771,239
Net Asset Value Per Share(4)	$12.26	$10.19
Maximum Offering Price Per Share(5)	$13.01	$10.81
Protected Net Asset Value Per Share(6)	$10.18	$8.34
Net Assets - Class C Shares	$2,570,694	$18,214,982
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	214,022	1,834,554
Net Asset Value Per Share(4)	$12.01	$9.93
Protected Net Asset Value Per Share(6)	$9.99	$8.13
Net Assets - Class D Shares	$3,212,895	$8,504,795
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	261,521	830,498
Net Asset Value Per Share	$12.29	$10.24
Protected Net Asset Value Per Share(6)	$10.19	$8.38
Net Assets - Class I Shares	$2,459,984	$8,221,815
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	199,169	800,511
Net Asset Value Per Share	$12.35	$10.27
Protected Net Asset Value Per Share(6)	$10.24	$8.41
Net Assets - Class S Shares	$1,974,089	$3,308,085
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	161,665	325,990
Net Asset Value Per Share	$12.21	$10.15
Protected Net Asset Value Per Share(6)	$10.14	$8.31
Net Assets - Class T Shares	$2,136,336	$8,139,626
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	173,731	797,147
Net Asset Value Per Share	$12.30	$10.21
Protected Net Asset Value Per Share(6)	$10.20	$8.36

*	See “Federal Income Tax” in Notes to Financial Statements.
(1)	Formerly named Janus Protected Series - Global.
(2)	Formerly named Janus Protected Series - Growth.
(3)	Premiums to be paid of $232,892 and $955,155 for Janus Preservation Series - Global and Janus Preservation Series - Growth, respectively.
(4)	Redemption price per share may be reduced for any applicable contingent deferred sales charge.
(5)	Maximum offering price is computed at 100/94.25 of net asset value.
(6)	The Protected NAV is the protection feature of each Fund and is calculated at 80% of the highest previously achieved NAV, reduced for dividends, distributions, any extraordinary expenses, and certain extraordinary items. Shareholders cannot transact purchases or redemptions at the Protected NAV.
See Notes to Financial Statements.

26 | SEPTEMBER 30, 2014

Statements of Operations

	Janus Preservation	Janus Preservation
For the year ended September 30, 2014	Series - Global(1)	Series - Growth(2)

Investment Income:
Interest	$357	$17,231
Dividends	254,288	602,098
Dividends from affiliates	532	3,966
Other income	130	162
Foreign tax withheld	(11,055)	(6,678)
Total Investment Income	244,252	616,779
Expenses:
Advisory fees	97,416	448,194
Capital protection fee	92,745	438,605
Internal servicing expense - Class A Shares	346	2,138
Internal servicing expense - Class C Shares	424	3,454
Internal servicing expense - Class I Shares	107	463
Shareholder reports expense	33,121	45,004
Transfer agent fees and expenses	1,610	3,152
Registration fees	113,839	90,217
Custodian fees	29,630	14,439
Professional fees	47,948	46,950
Non-interested Trustees’ fees and expenses	418	1,701
Fund administration fees	1,392	6,248
Administrative services fees - Class D Shares	3,501	9,863
Administrative services fees - Class S Shares	4,901	8,033
Administrative services fees - Class T Shares	5,297	25,988
Distribution fees and shareholder servicing fees - Class A Shares	8,415	50,163
Distribution fees and shareholder servicing fees - Class C Shares	24,979	192,261
Distribution fees and shareholder servicing fees - Class S Shares	4,901	8,033
Administrative, networking and omnibus fees - Class A Shares	1,215	15,556
Administrative, networking and omnibus fees - Class C Shares	505	13,253
Administrative, networking and omnibus fees - Class I Shares	35	6,650
Other expenses	9,116	12,756
Total Expenses	481,861	1,443,121
Less: Expense and Fee Offset	–	(18)
Less: Excess Expense Reimbursement	(185,167)	(86,759)
Net Expenses	296,694	1,356,344
Net Investment Income/(Loss)	(52,442)	(739,565)
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	1,311,910	9,145,035
Futures contracts	(210,832)	(669,981)
Purchased options - zero strike calls	(32,250)	(126,047)
Total Net Realized Gain/(Loss) on Investments	1,068,828	8,349,007
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	(43,137)	(1,446,466)
Futures contracts	180	(35,716)
Purchased options - zero strike calls	(23,287)	(91,722)
Total Change in Unrealized Net Appreciation/Depreciation	(66,244)	(1,573,904)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$950,142	$6,035,538

(1)	Formerly named Janus Protected Series - Global.
(2)	Formerly named Janus Protected Series - Growth.
See Notes to Financial Statements.

Janus Preservation Series | 27

Statements of Changes in Net Assets

	Janus Preservation		Janus Preservation
	Series - Global(1)		Series - Growth(2)
For each year ended September 30	2014	2013(3)	2014	2013(3)

Operations:
Net investment income/(loss)	$(52,442)	$(88,365)	$(739,565)	$(1,076,998)
Net realized gain/(loss) on investments	1,068,828	372,145	8,349,007	4,039,695
Change in unrealized net appreciation/depreciation	(66,244)	1,180,969	(1,573,904)	1,613,040
Net Increase/(Decrease) in Net Assets Resulting from Operations	950,142	1,464,749	6,035,538	4,575,737
Dividends and Distributions to Shareholders:
Net Investment Income*
Class A Shares	–	–	–	–
Class C Shares	–	–	–	–
Class D Shares	–	–	–	–
Class I Shares	–	–	–	–
Class S Shares	–	–	–	–
Class T Shares	–	–	–	–
Net Realized Gain from Investment Transactions*
Class A Shares	(70,330)	–	–	–
Class C Shares	(51,088)	–	–	–
Class D Shares	(53,242)	–	–	–
Class I Shares	(46,193)	–	–	–
Class S Shares	(39,759)	–	–	–
Class T Shares	(42,275)	–	–	–
Net Decrease from Dividends and Distributions to Shareholders	(302,887)	–	–	–
Capital Share Transactions:
Shares Sold
Class A Shares	256,809	717,354	968,692	2,379,207
Class C Shares	230,737	186,611	1,221,801	1,761,154
Class D Shares	1,012,037	562,664	2,123,347	2,302,611
Class I Shares	515,176	257,663	1,288,130	3,364,237
Class T Shares	204,113	151,840	335,391	606,947
Reinvested Dividends and Distributions
Class A Shares	69,810	–	–	–
Class C Shares	51,088	–	–	–
Class D Shares	53,228	–	–	–
Class I Shares	46,193	–	–	–
Class S Shares	39,759	–	–	–
Class T Shares	42,275	–	–	–
Shares Repurchased
Class A Shares	(401,029)	(1,061,315)	(6,620,702)	(28,345,452)
Class C Shares	(100,229)	(61,974)	(4,991,180)	(16,935,402)
Class D Shares	(427,856)	(261,381)	(2,034,630)	(2,310,370)
Class I Shares	(370,166)	(32,713)	(3,997,021)	(11,960,654)
Class T Shares	(225,714)	(25,114)	(5,033,402)	(4,801,917)
Net Increase/(Decrease) from Capital Share Transactions	996,231	433,635	(16,739,574)	(53,939,639)
Net Increase/(Decrease) in Net Assets	1,643,486	1,898,384	(10,704,036)	(49,363,902)
Net Assets:
Beginning of period	13,988,850	12,090,466	75,138,367	124,502,269
End of period	$15,632,336	$13,988,850	$64,434,331	$75,138,367

Undistributed Net Investment Income/(Loss)*	$(9,103)	$(63,506)	$(574,874)	$(825,636)

*	See “Federal Income Tax” in Notes to Financial Statements.
(1)	Formerly named Janus Protected Series - Global.
(2)	Formerly named Janus Protected Series - Growth.
(3)	Amounts reflect current year presentation. Prior year amounts were disclosed in thousands.

See Notes to Financial Statements.

28 | SEPTEMBER 30, 2014

Financial Highlights

Class A Shares

	Janus Preservation Series - Global(1)
For a share outstanding during each year or period ended September 30	2014	2013	2012(2)

Net Asset Value, Beginning of Period	$11.73	$10.50	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)	(0.04)(3)	(0.01)	(0.03)
Net gain/(loss) on investments (both realized and unrealized)	0.82	1.24	0.53
Total from Investment Operations	0.78	1.23	0.50
Less Distributions:
Dividends (from net investment income)*	–	–	–
Distributions (from capital gains)*	(0.25)	–	–
Total Distributions	(0.25)	–	–
Net Asset Value, End of Period	$12.26	$11.73	$10.50
Total Return**	6.75%	11.71%	5.00%
Net Assets, End of Period (in thousands)	$3,278	$3,204	$3,186
Average Net Assets for the Period (in thousands)	$3,366	$3,226	$2,002
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	3.08%	2.97%	4.80%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.92%	1.91%	1.90%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.32)%	(0.64)%	(0.70)%
Portfolio Turnover Rate	82%	141%	124%

Class A Shares

	Janus Preservation Series - Growth(4)
For a share outstanding during each year or period ended September 30	2014	2013	2012	2011(5)

Net Asset Value, Beginning of Period	$9.33	$8.83	$8.61	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)	(0.09)(3)	–(6)	(0.05)	(0.01)
Net gain/(loss) on investments (both realized and unrealized)	0.95	0.50	0.27	(1.38)
Total from Investment Operations	0.86	0.50	0.22	(1.39)
Less Distributions:
Dividends (from net investment income)*	–	–	–	–
Distributions (from capital gains)*	–	–	–	–
Total Distributions	–	–	–	–
Net Asset Value, End of Period	$10.19	$9.33	$8.83	$8.61
Total Return**	9.22%	5.66%	2.56%	(13.90)%
Net Assets, End of Period (in thousands)	$18,045	$21,859	$46,314	$31,514
Average Net Assets for the Period (in thousands)	$20,065	$33,076	$46,797	$11,929
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.91%	1.82%	1.93%	3.36%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.80%	1.75%	1.72%	1.66%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.92)%	(0.96)%	(1.12)%	(0.90)%
Portfolio Turnover Rate	114%	119%	170%	149%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Formerly named Janus Protected Series - Global.
(2)	Period from December 15, 2011 (inception date) through September 30, 2012.
(3)	Per share amounts are calculated based on average shares outstanding during the year.
(4)	Formerly named Janus Protected Series - Growth.
(5)	Period from May 4, 2011 (inception date) through September 30, 2011.
(6)	Less than $0.005 on a per share basis.

See Notes to Financial Statements.

Janus Preservation Series | 29

Financial Highlights  (continued)

Class C Shares

	Janus Preservation Series - Global(1)
For a share outstanding during each year or period ended September 30	2014	2013	2012(2)

Net Asset Value, Beginning of Period	$11.58	$10.44	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)	(0.13)(3)	(0.07)	(0.08)
Net gain/(loss) on investments (both realized and unrealized)	0.81	1.21	0.52
Total from Investment Operations	0.68	1.14	0.44
Less Distributions:
Dividends (from net investment income)*	–	–	–
Distributions (from capital gains)*	(0.25)	–	–
Total Distributions	(0.25)	–	–
Net Asset Value, End of Period	$12.01	$11.58	$10.44
Total Return**	5.97%	10.92%	4.40%
Net Assets, End of Period (in thousands)	$2,571	$2,303	$1,953
Average Net Assets for the Period (in thousands)	$2,498	$2,123	$1,410
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	3.80%	3.73%	5.63%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	2.66%	2.65%	2.62%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(1.05)%	(1.36)%	(1.44)%
Portfolio Turnover Rate	82%	141%	124%

Class C Shares

	Janus Preservation Series - Growth(4)
For a share outstanding during each year or period ended September 30	2014	2013	2012	2011(5)

Net Asset Value, Beginning of Period	$9.16	$8.74	$8.59	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)	(0.16)(3)	(0.12)	(0.11)	(0.03)
Net gain/(loss) on investments (both realized and unrealized)	0.93	0.54	0.26	(1.38)
Total from Investment Operations	0.77	0.42	0.15	(1.41)
Less Distributions:
Dividends (from net investment income)*	–	–	–	–
Distributions (from capital gains)*	–	–	–	–
Total Distributions	–	–	–	–
Net Asset Value, End of Period	$9.93	$9.16	$8.74	$8.59
Total Return**	8.41%	4.81%	1.75%	(14.10)%
Net Assets, End of Period (in thousands)	$18,215	$20,391	$34,567	$23,354
Average Net Assets for the Period (in thousands)	$19,226	$25,502	$33,689	$10,505
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	2.65%	2.61%	2.68%	4.07%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	2.55%	2.51%	2.47%	2.39%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(1.67)%	(1.72)%	(1.87)%	(1.61)%
Portfolio Turnover Rate	114%	119%	170%	149%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Formerly named Janus Protected Series - Global.
(2)	Period from December 15, 2011 (inception date) through September 30, 2012.
(3)	Per share amounts are calculated based on average shares outstanding during the year.
(4)	Formerly named Janus Protected Series - Growth.
(5)	Period from May 4, 2011 (inception date) through September 30, 2011.

See Notes to Financial Statements.

30 | SEPTEMBER 30, 2014

Class D Shares

	Janus Preservation Series - Global(1)
For a share outstanding during each year or period ended September 30	2014	2013	2012(2)

Net Asset Value, Beginning of Period	$11.74	$10.48	$10.00
Income/(loss) from Investment Operations:
Net investment income/(loss)	(0.02)(3)	0.02	(0.05)
Net gain/(loss) on investments (both realized and unrealized)	0.82	1.24	0.53
Total from Investment Operations	0.80	1.26	0.48
Less Distributions:
Dividends (from net investment income)*	–	–	–
Distributions (from capital gains)*	(0.25)	–	–
Total Distributions	(0.25)	–	–
Net Asset Value, End of Period	$12.29	$11.74	$10.48
Total Return**	6.92%	12.02%	4.80%
Net Assets, End of Period (in thousands)	$3,213	$2,454	$1,901
Average Net Assets for the Period (in thousands)	$2,918	$2,224	$1,560
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	3.09%	3.24%	5.58%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.75%	1.77%	2.02%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.13)%	(0.47)%	(0.83)%
Portfolio Turnover Rate	82%	141%	124%

Class D Shares

	Janus Preservation Series - Growth(4)
For a share outstanding during each year or period ended September 30	2014	2013	2012	2011(5)

Net Asset Value, Beginning of Period	$9.36	$8.85	$8.62	$10.00
Income/(loss) from Investment Operations:
Net investment income/(loss)	(0.07)(3)	0.06	(0.04)	(0.02)
Net gain/(loss) on investments (both realized and unrealized)	0.95	0.45	0.27	(1.36)
Total from Investment Operations	0.88	0.51	0.23	(1.38)
Less Distributions:
Dividends (from net investment income)*	–	–	–	–
Distributions (from capital gains)*	–	–	–	–
Total Distributions	–	–	–	–
Net Asset Value, End of Period	$10.24	$9.36	$8.85	$8.62
Total Return**	9.40%	5.76%	2.67%	(13.80)%
Net Assets, End of Period (in thousands)	$8,505	$7,679	$7,289	$5,604
Average Net Assets for the Period (in thousands)	$8,219	$7,217	$7,170	$5,579
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.81%	1.73%	1.92%	3.48%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.60%	1.61%	1.60%	1.52%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.72)%	(0.83)%	(1.00)%	(0.52)%
Portfolio Turnover Rate	114%	119%	170%	149%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Formerly named Janus Protected Series - Global.
(2)	Period from December 15, 2011 (inception date) through September 30, 2012.
(3)	Per share amounts are calculated based on average shares outstanding during the year.
(4)	Formerly named Janus Protected Series - Growth.
(5)	Period from May 4, 2011 (inception date) through September 30, 2011.

See Notes to Financial Statements.

Janus Preservation Series | 31

Financial Highlights  (continued)

Class I Shares

	Janus Preservation Series - Global(1)
For a share outstanding during each year or period ended September 30	2014	2013	2012(2)

Net Asset Value, Beginning of Period	$11.78	$10.51	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)	–(3)(4)	0.03	(0.03)
Net gain/(loss) on investments (both realized and unrealized)	0.82	1.24	0.54
Total from Investment Operations	0.82	1.27	0.51
Less Distributions:
Dividends (from net investment income)*	–	–	–
Distributions (from capital gains)*	(0.25)	–	–
Total Distributions	(0.25)	–	–
Net Asset Value, End of Period	$12.35	$11.78	$10.51
Total Return**	7.07%	12.08%	5.10%
Net Assets, End of Period (in thousands)	$2,460	$2,157	$1,707
Average Net Assets for the Period (in thousands)	$2,361	$1,954	$1,322
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	2.76%	2.68%	4.77%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.62%	1.64%	1.65%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.03)%	(0.33)%	(0.47)%
Portfolio Turnover Rate	82%	141%	124%

Class I Shares

	Janus Preservation Series - Growth(5)
For a share outstanding during each year or period ended September 30	2014	2013	2012	2011(6)

Net Asset Value, Beginning of Period	$9.38	$8.86	$8.62	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)	(0.07)(3)	0.06	(0.06)	(0.01)
Net gain/(loss) on investments (both realized and unrealized)	0.96	0.46	0.30	(1.37)
Total from Investment Operations	0.89	0.52	0.24	(1.38)
Less Distributions:
Dividends (from net investment income)*	–	–	–	–
Distributions (from capital gains)*	–	–	–	–
Total Distributions	–	–	–	–
Net Asset Value, End of Period	$10.27	$9.38	$8.86	$8.62
Total Return**	9.49%	5.87%	2.78%	(13.80)%
Net Assets, End of Period (in thousands)	$8,222	$10,124	$17,922	$26,506
Average Net Assets for the Period (in thousands)	$8,912	$14,828	$23,996	$12,205
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.65%	1.59%	1.66%	3.06%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.55%	1.49%	1.47%	1.48%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.67)%	(0.71)%	(0.90)%	(0.73)%
Portfolio Turnover Rate	114%	119%	170%	149%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Formerly named Janus Protected Series - Global.
(2)	Period from December 15, 2011 (inception date) through September 30, 2012.
(3)	Per share amounts are calculated based on average shares outstanding during the year.
(4)	Less than $0.005 on a per share basis.
(5)	Formerly named Janus Protected Series - Growth.
(6)	Period from May 4, 2011 (inception date) through September 30, 2011.

See Notes to Financial Statements.

32 | SEPTEMBER 30, 2014

Class S Shares

	Janus Preservation Series - Global(1)
For a share outstanding during each year or period ended September 30	2014	2013	2012(2)

Net Asset Value, Beginning of Period	$11.70	$10.47	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)	(0.05)(3)	(0.01)	(0.06)
Net gain/(loss) on investments (both realized and unrealized)	0.81	1.24	0.53
Total from Investment Operations	0.76	1.23	0.47
Less Distributions:
Dividends (from net investment income)*	–	–	–
Distributions (from capital gains)*	(0.25)	–	–
Total Distributions	(0.25)	–	–
Net Asset Value, End of Period	$12.21	$11.70	$10.47
Total Return**	6.60%	11.75%	4.70%
Net Assets, End of Period (in thousands)	$1,974	$1,851	$1,658
Average Net Assets for the Period (in thousands)	$1,960	$1,741	$1,294
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	3.26%	3.18%	5.26%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	2.00%	2.03%	2.14%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.40)%	(0.75)%	(0.96)%
Portfolio Turnover Rate	82%	141%	124%

Class S Shares

	Janus Preservation Series - Growth(4)
For a share outstanding during each year or period ended September 30	2014	2013	2012	2011(5)

Net Asset Value, Beginning of Period	$9.30	$8.81	$8.61	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)	(0.10)(3)	0.04	(0.09)	(0.03)
Net gain/(loss) on investments (both realized and unrealized)	0.95	0.45	0.29	(1.36)
Total from Investment Operations	0.85	0.49	0.20	(1.39)
Less Distributions:
Dividends (from net investment income)*	–	–	–	–
Distributions (from capital gains)*	–	–	–	–
Total Distributions	–	–	–	–
Net Asset Value, End of Period	$10.15	$9.30	$8.81	$8.61
Total Return**	9.14%	5.56%	2.32%	(13.90)%
Net Assets, End of Period (in thousands)	$3,308	$3,032	$2,873	$3,588
Average Net Assets for the Period (in thousands)	$3,213	$2,914	$3,348	$3,933
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	2.07%	2.06%	2.11%	3.33%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.85%	1.88%	1.90%	1.73%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.97)%	(1.10)%	(1.32)%	(0.68)%
Portfolio Turnover Rate	114%	119%	170%	149%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Formerly named Janus Protected Series - Global.
(2)	Period from December 15, 2011 (inception date) through September 30, 2012.
(3)	Per share amounts are calculated based on average shares outstanding during the year.
(4)	Formerly named Janus Protected Series - Growth.
(5)	Period from May 4, 2011 (inception date) through September 30, 2011.

See Notes to Financial Statements.

Janus Preservation Series | 33

Financial Highlights  (continued)

Class T Shares

	Janus Preservation Series - Global(1)
For a share outstanding during each year or period ended September 30	2014	2013	2012(2)

Net Asset Value, Beginning of Period	$11.75	$10.49	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)	(0.02)(3)	0.02	(0.04)
Net gain/(loss) on investments (both realized and unrealized)	0.82	1.24	0.53
Total from Investment Operations	0.80	1.26	0.49
Less Distributions:
Dividends (from net investment income)*	–	–	–
Distributions (from capital gains)*	(0.25)	–	–
Total Distributions	(0.25)	–	–
Net Asset Value, End of Period	$12.30	$11.75	$10.49
Total Return**	6.92%	12.01%	4.90%
Net Assets, End of Period (in thousands)	$2,136	$2,020	$1,685
Average Net Assets for the Period (in thousands)	$2,119	$1,817	$1,324
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	3.01%	2.93%	5.03%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.76%	1.79%	1.90%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.15)%	(0.49)%	(0.71)%
Portfolio Turnover Rate	82%	141%	124%

Class T Shares

	Janus Preservation Series - Growth(4)
For a share outstanding during each year or period ended September 30	2014	2013	2012	2011(5)

Net Asset Value, Beginning of Period	$9.34	$8.84	$8.62	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)	(0.08)(3)	0.04	(0.06)	(0.02)
Net gain/(loss) on investments (both realized and unrealized)	0.95	0.46	0.28	(1.36)
Total from Investment Operations	0.87	0.50	0.22	(1.38)
Less Distributions:
Dividends (from net investment income)*	–	–	–	–
Distributions (from capital gains)*	–	–	–	–
Total Distributions	–	–	–	–
Net Asset Value, End of Period	$10.21	$9.34	$8.84	$8.62
Total Return**	9.31%	5.66%	2.55%	(13.80)%
Net Assets, End of Period (in thousands)	$8,140	$12,053	$15,537	$12,986
Average Net Assets for the Period (in thousands)	$10,395	$13,394	$17,794	$8,438
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.81%	1.76%	1.85%	3.14%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.68%	1.69%	1.71%	1.58%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.80)%	(0.91)%	(1.12)%	(0.73)%
Portfolio Turnover Rate	114%	119%	170%	149%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Formerly named Janus Protected Series - Global.
(2)	Period from December 15, 2011 (inception date) through September 30, 2012.
(3)	Per share amounts are calculated based on average shares outstanding during the year.
(4)	Formerly named Janus Protected Series - Growth.
(5)	Period from May 4, 2011 (inception date) through September 30, 2011.

See Notes to Financial Statements.

34 | SEPTEMBER 30, 2014

Notes to Financial Statements

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1.	Organization and Significant Accounting Policies

Janus Preservation Series – Global (formerly named Janus Protected Series – Global) and Janus Preservation Series – Growth (formerly named Janus Protected Series – Growth) (individually, a “Fund” and collectively, the “Funds”) are series funds. The Funds are part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The financial statements include information for the year ended September 30, 2014. The Trust offers forty-six funds which include multiple series of shares, with differing investment objectives and policies. The Funds invest primarily in equity securities. Each Fund in this report is classified as diversified, as defined in the 1940 Act.

Each Fund in this report offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms. The maximum purchase in Class C Shares is $500,000 for any single purchase.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus funds. Class D Shares are available only to investors who hold accounts directly with the Janus funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, and bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital Management LLC (“Janus Capital”) or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

Capital Protection Agreements
BNP Paribas Prime Brokerage, Inc., a U.S. registered broker-dealer, is the Funds’ Capital Protection Provider. Pursuant to separate Capital Protection Agreements entered into by the Capital Protection Provider and each Fund, the Capital Protection Provider has agreed to provide capital protection to protect against a decrease in the net asset value (“NAV”) per share for each share class of each Fund below 80% of the highest NAV per share for the share class attained since the inception of the share class, reduced for dividends, distributions, any extraordinary expenses, and certain extraordinary items, provided the terms and conditions of the Capital Protection Agreement are satisfied and the agreement is not otherwise void. For this capital protection, each Fund pays the Capital Protection Provider, under the Capital Protection Agreement, a fee equal to 0.75% of the aggregate protected amount, which is calculated daily and paid monthly. Because the capital protection fee is based on the aggregate protected assets of each Fund rather than on each Fund’s total net assets, it can fluctuate between 0.60% and 0.75% of each Fund’s total net assets.

BNP Paribas, the Parent Guarantor and the Capital Protection Provider’s ultimate parent company, has provided an irrevocable guaranty pursuant to which it guarantees any and all financial obligations of the Capital Protection Provider to pay or deliver payment on its obligations under the Capital Protection Agreement to the extent that the Capital Protection Provider is obligated to pay. The Capital Protection Provider is a subsidiary of the Parent Guarantor and is a U.S. registered broker-dealer. Under the Parent Guaranty, the Parent Guarantor can assert the same defenses, rights, set offs, or

Janus Preservation Series | 35

Notes to Financial Statements (continued)

counterclaims as the Capital Protection Provider would have under the Capital Protection Agreement.

Neither the Capital Protection Provider nor the Parent Guarantor is an insurance company or an insurance provider. Nor is the Capital Protection Provider, the Parent Guarantor, or any of their affiliates acting as an investment adviser or subadviser to either Fund. The Settlement Amount under the Capital Protection Agreement is owed directly to each Fund and not each Fund’s investors. Therefore, as a shareholder you will not have any action against or recourse to the Capital Protection Provider or the Parent Guarantor. Further, no shareholder will have any right to receive payment, or any other rights whatsoever, under the Capital Protection Agreement or the Parent Guaranty.

The Capital Protection Agreements are valued at the greater of $0.00 or the Protected NAV less the NAV per share, which approximates fair value.

The Protected NAV for each share class as well as the percentages of each Fund’s assets that are allocated between the Equity Component and the Protection Component will be posted on the Janus websites at janus.com/allfunds, or janus.com/advisor/mutual-funds for each Fund’s share classes other than Class D Shares. Please refer to each Fund’s Prospectuses for information regarding how the Protection works in the event it is triggered and a Fund proceeds to liquidation, as well as how the Protection is calculated to help you understand the 80% protection of the NAV per share.

The following accounting policies have been followed by the Funds and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation
Securities held by the Funds are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). Each Fund will determine the market value of individual securities held by it by using prices provided by one or more professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Certain short-term securities maturing within 60 days or less are valued on an amortized cost basis. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. The Funds use systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses
Each Fund bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to each Fund. Each class of

36 | SEPTEMBER 30, 2014

shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class. Expenses include the fee paid to the Capital Protection Provider. Because the fee is based on the aggregate protected assets of a Fund, it can fluctuate between 0.60% and 0.75%.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications
In the normal course of business, the Funds may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. A Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against a Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations
The Funds do not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and equity risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividend Distributions
The Funds generally declare and distribute dividends of net investment income and realized capital gains (if any) annually.

Because the payment of dividends and distributions could have the effect of reducing either Fund’s NAV as a result of the reduction in the aggregate value of the Funds’ assets, any such distribution made during the term of the respective Capital Protection Agreement, including distributions made before the investment by the shareholder, will reduce the Protected NAV of each share class and therefore the amount of protection afforded to a Fund by the Capital Protection Provider. This means that the Protected NAV could be less than 80% of the highest previously attained NAV. Janus Capital intends to estimate dividends payable prior to any distribution date in an effort to minimize the impact of such distributions to the Protected NAV. There is no guarantee that Janus Capital will be successful in doing so. Incorrect estimates could impact the dividend calculation methodology and affect the Protected NAV per share. Please refer to each Fund’s Prospectuses for additional examples of how distributions will affect the Protected NAV.

The Funds may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Funds distribute such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes
Each Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed each Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Funds’ financial statements. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Janus Preservation Series | 37

Notes to Financial Statements (continued)

Restricted Cash
As of September 30, 2014, Janus Preservation Series – Growth had restricted cash in the amount of $20,000. The restricted cash represents collateral pledged in relation to derivatives and/or securities with extended settlement dates. The carrying value of the restricted cash approximates fair value.

Valuation Inputs Summary
In accordance with Financial Accounting Standards Board (“FASB”) standard guidance, the Funds utilize the “Fair Value Measurements” to define fair value, establish a framework for measuring fair value, and expand disclosure requirements regarding fair value measurements. The Fair Value Measurement Standard does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. Various inputs are used in determining the value of the Funds’ investments defined pursuant to this standard. These inputs are summarized into three broad levels:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Prices determined using other significant observable inputs. Observable inputs are inputs that reflect the assumptions market participants would use in pricing a security and are developed based on market data obtained from sources independent of the reporting entity. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Debt securities may be valued in accordance with the evaluated bid price supplied by the pricing service and generally categorized as Level 2 in the hierarchy. Securities traded on OTC markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Funds’ Trustees and are categorized as Level 2 in the hierarchy. Short-term securities with maturities of 60 days or less are valued at amortized cost, which approximates market value and are categorized as Level 2 in the hierarchy. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts. The Funds use systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. These are generally categorized as Level 2 in the hierarchy.

Level 3 – Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the factors market participants would use in pricing the security and would be based on the best information available under the circumstances.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Funds since the beginning of the fiscal year.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of September 30, 2014 to value the Funds’ investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedules of Investments and Other Information.

The Funds did not hold a significant amount of Level 3 securities as of September 30, 2014.

The following table shows the amounts of transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the year. The Funds recognize transfers between the levels as of the beginning of the fiscal year.

	Transfers Out	Transfers Out
	of Level 1	of Level 2
Fund	to Level 2	to Level 1

Janus Preservation Series - Global	$3,250,920	$202,846
Janus Preservation Series - Growth	2,886,224	375,104

Financial assets were transferred out of Level 1 to Level 2 since certain foreign equity prices were applied a fair valuation adjustment factor at the end of the current fiscal year and no factor was applied at the end of the prior fiscal year.

Financial assets were transferred out of Level 2 to Level 1 as the current market for the securities with quoted prices are considered active.

2.	Derivative Instruments

The Funds may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose

38 | SEPTEMBER 30, 2014

performance is derived from the performance of another asset. The Funds may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by one or more of the Funds during the year ended September 30, 2014 is discussed in further detail below. A summary of derivative activity by Fund is reflected in the tables at the end of this section.

The Funds may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative (to earn income and seek to enhance returns) purposes. When the Funds invest in a derivative for speculative purposes, the Funds will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Funds may not use any derivative to gain exposure to an asset or class of assets in which they would be prohibited by their respective investment restrictions from purchasing directly. The Funds’ ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Funds to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks, including, but not limited to, counterparty risk, credit risk, currency risk, equity risk, index risk, interest rate risk, leverage risk, and liquidity risk, as described below.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC, such as options and structured notes, are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs.

OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk. In an effort to mitigate credit risk associated with derivatives traded OTC, the Funds may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, a Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital’s ability to establish and maintain appropriate systems and trading.

In pursuit of their investment objectives, each Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

•	Counterparty Risk – Counterparty risk is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to a Fund.

•	Credit Risk – Credit risk is the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

•	Currency Risk – Currency risk is the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

•	Equity Risk – Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

•	Index Risk – If the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, a Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

•	Interest Rate Risk – Interest rate risk is the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause a Fund’s NAV to likewise decrease, and vice versa.

•	Leverage Risk – Leverage risk is the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. A Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

Janus Preservation Series | 39

Notes to Financial Statements (continued)

•	Liquidity Risk – Liquidity risk is the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Futures Contracts
A futures contract is an exchange-traded agreement to take or make delivery of an underlying asset at a specific time in the future for a specific predetermined negotiated price. The Funds may enter into futures contracts to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. The Funds are subject to interest rate risk, equity risk, and currency risk in the normal course of pursuing their investment objectives through their investments in futures contracts. The Funds may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statements of Assets and Liabilities (if applicable). When a contract is closed, a realized gain or loss is recorded as “Net realized gain/(loss) from futures contracts” on the Statements of Operations (if applicable), equal to the difference between the opening and closing value of the contract. Generally, futures contracts are marked-to-market (i.e. treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end. Securities held by the Funds that are designated as collateral for market value on futures contracts are noted on the Schedules of Investments (if applicable). Such collateral is in the possession of the Funds’ futures commission merchant.

With futures, there is minimal counterparty credit risk to the Funds since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

During the year, the Funds sold futures on equity indices to decrease exposure to equity risk.

The following table provides average ending monthly market value amounts on sold futures contracts during the year ended September 30, 2014.

Fund	Sold

Janus Preservation Series - Global	$194,130
Janus Preservation Series - Growth	1,533,863

Options Contracts
An options contract provides the purchaser with the right, but not the obligation, to buy (call option) or sell (put option) a financial instrument at an agreed upon price. The Funds are subject to interest rate risk, liquidity risk, equity risk, and currency risk in the normal course of pursuing their investment objectives through their investments in options contracts. The Funds may use options contracts to hedge against changes in interest rates, the values of equities, or foreign currencies. The Funds may utilize American-style and European-style options. An American-style option is an option contract that can be exercised at any time between the time of purchase and the option’s expiration date. A European-style option is an option contract that can only be exercised on the option’s expiration date. The Funds may also purchase or write put and call options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. The Funds generally invest in options to hedge against adverse movements in the value of portfolio holdings.

Each Fund may also utilize swaps, options, exchange-traded funds (“ETFs”), exchange-traded notes (“ETNs”), or other instruments for exposure to the Chicago Board Options Exchange Market Volatility Index (“VIX”) or another volatility index. Such investments would be used in accordance with the risk methodology under each Capital Protection Agreement and would be designed in an effort to limit losses in a sharp market decline. There is no guarantee that using such instruments would be effective in limiting losses, and the use of such instruments could impact the ability to increase returns. There are costs associated with entering into such investments, which can impact returns. The Capital Protection Provider may be the entity used to enter into a transaction related to the VIX and, if so, would receive compensation.

When an option is written, the Funds receive a premium and become obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. In writing an option, the Funds bear the risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Funds could result in the Funds buying or selling a security at a price different from the current market value.

When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid.

The Funds may also purchase and write exchange-listed and OTC put and call options on domestic securities

40 | SEPTEMBER 30, 2014

indices, and on foreign securities indices listed on domestic and foreign securities exchanges. Options on securities indices are similar to options on securities except that (1) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (2) the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash “exercise settlement amount” equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed “index multiplier.” Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

Options traded on an exchange are regulated and the terms of the options are standardized. Options traded OTC expose the Funds to counterparty risk in the event that the counterparty does not perform. This risk is mitigated by having a netting arrangement between the Funds and the counterparty and by having the counterparty post collateral to cover the Funds’ exposure to the counterparty.

Options are valued daily based upon the last sale price on the principal exchange on which the option is traded. The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Statements of Operations. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statements of Operations.

Holdings of the Funds designated to cover outstanding written options are noted on the Schedules of Investments (if applicable). Options written are reported as a liability on the Statements of Assets and Liabilities as “Options written, at value” (if applicable). Realized gains and losses are reported as “Net realized gain/(loss) from written options contracts” on the Statements of Operations (if applicable).

The risk in writing call options is that the Funds give up the opportunity for profit if the market price of the security increases and the options are exercised. The risk in writing put options is that the Funds may incur a loss if the market price of the security decreases and the options are exercised. The risk in buying options is that the Funds pay a premium whether or not the options are exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Funds’ hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. There is no limit to the loss the Funds may recognize due to written call options.

During the year, the Funds purchased call options on various equity indices for the purpose of increasing exposure to broad equity risk.

The following table provides average ending monthly market value amounts on purchased call options during the year ended September 30, 2014.

Purchased Zero-Strike
Fund	Call Options

Janus Preservation Series - Global	$153,454
Janus Preservation Series - Growth	700,208

The following tables, grouped by derivative type, provide information about the fair value and location of derivatives within the Statements of Assets and Liabilities as of September 30, 2014.

Fair Value of Derivative Instruments as of September 30, 2014

Derivatives not accounted	Asset Derivatives		Liability Derivatives
for as hedging instruments	Statements of Assets and Liabilities Location	Fair Value	Statements of Assets and Liabilities Location	Fair Value

Janus Preservation Series - Global
Capital Protection Agreement	Capital protection agreement	$0
Equity Contracts			Purchased options - zero strike calls	$26,844
Equity Contracts			Variation margin payable	792

Total		$0		$27,636

Janus Preservation Series - Growth
Capital Protection Agreement	Capital protection agreement	$0
Equity Contracts			Purchased options - zero strike calls	$110,096

Janus Preservation Series | 41

Notes to Financial Statements (continued)

The following tables provide information about the effect of derivatives and hedging activities on the Funds’ Statements of Operations for the year ended September 30, 2014.

The effect of Derivative Instruments on the Statements of Operations for the year ended September 30, 2014

Amount of Net Realized Gain/(Loss) on Derivatives Recognized in Income
Derivatives not accounted for as	Investments and foreign		Purchased options -
hedging instruments	currency transactions	Futures contracts	zero strike calls	Total

Janus Preservation Series - Global
Equity Contracts	$–	$(210,832)	$(32,250)	$(243,082)

Janus Preservation Series - Growth
Equity Contracts	$119,918*	$(669,981)	$(126,047)	$(676,110)

*	Amounts relate to purchased options.

Change in Unrealized Net Appreciation/Depreciation on Derivatives Recognized in Income
	Investments, foreign
	currency translations and
Derivatives not accounted for as	non-interested Trustees’		Purchased options -
hedging instruments	deferred compensation	Futures contracts	zero strike calls	Total

Janus Preservation Series - Global
Capital Protection Agreement	$0	$–	$–	$0
Equity Contracts	–	180	(23,287)	(23,107)

Total	$0	$180	$(23,287)	$(23,107)

Janus Preservation Series - Growth
Capital Protection Agreement	$0	$–	$–	$0
Equity Contracts	81,215*	(35,716)	(91,722)	(46,223)

Total	$81,215	$(35,716)	$(91,722)	$(46,223)

*	Amounts relate to purchased options.

Please see the Funds’ Statements of Operations for the Funds’ “Net Realized and Unrealized Gain/(Loss) on Investments.”

3.	Other Investments and Strategies

Additional Investment Risk
As with all investments, there are inherent risks when investing in the Funds. Each Fund’s participation in the Capital Protection Agreement also subjects the Fund to certain risks not generally associated with equity funds, including but not limited to allocation risk, maximum settlement amount risk, turnover risk, liquidation risk, opportunity cost risk, capital protection termination risk, underperformance risk and counterparty risk. For information relating to these and other risks of investing in the Funds as well as other general information about the Funds, please refer to the Funds’ Prospectuses and statements of additional information.

The financial crisis that began in 2008 caused a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient each could negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including a Fund, may not be fully known for some time. Redemptions, particularly a large redemption, may impact the allocation process, and the NAV of any share class may fall below its Protected NAV. If this happens, it is expected that a Fund will receive payment of the Settlement Amount from the Capital Protection Provider, if due, and liquidate as soon as possible following the event. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude a Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) in July 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expands federal oversight in the financial sector, including the investment management industry. Many provisions of the

42 | SEPTEMBER 30, 2014

Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Funds and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced severe economic and financial difficulties. As a result, financial markets in the EU have been subject to increased volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on a Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties
Fund transactions involving a counterparty, such as the Capital Protection Provider, are subject to the risk that the counterparty or a third party will not fulfill its obligation to a Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A shareholder’s ability to receive the Protected NAV from a Fund is dependent on the Fund’s ability to collect any settlement from the Capital Protection Provider pursuant to the terms of their respective Capital Protection Agreement or from BNP Paribas, the parent company of the Capital Protection Provider (the “Parent Guarantor”), under a separate parent guaranty. As such, a Fund’s ability to benefit from the Protection may depend on the Capital Protection Provider’s, as well as its parent company’s, financial condition. As an added measure of protection, the Parent Guarantor has issued an absolute, irrevocable and continuing guaranty pursuant to which it guarantees any and all financial obligations of the Capital Protection Provider under each Capital Protection Agreement. There is, however, a risk that the Capital Protection Provider’s parent company may not fulfill its obligations under the guaranty it has issued. The extent of a Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the “Offsetting Assets and Liabilities” section of this Note for further details.

A Fund may also be exposed to counterparty risk through participation in various programs including, but not limited to, cash sweep arrangements whereby a Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. A Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that a Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties. Under the terms of each Capital Protection Agreement, the Protected NAV of each share class will be reduced by any reductions in the NAV per share resulting from such events as, but not limited to, (i) the bankruptcy, insolvency, reorganization or default of a contractual counterparty of a Fund, including counterparties to derivatives transactions, and entities that hold cash or other assets of the Fund; (ii) any trade or pricing error of a Fund; and (iii) any realized or unrealized losses on any investment of a Fund in money market funds.

Offsetting Assets and Liabilities
The Funds present gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statements of Assets and Liabilities.

In order to better define its contractual rights and to secure rights that will help a Fund mitigate its counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs OTC derivatives and forward foreign currency exchange contracts and typically

Janus Preservation Series | 43

Notes to Financial Statements (continued)

contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, in the event of a default and/or termination event, a Fund may offset with each counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. Note that for financial reporting purposes, a Fund does not offset certain derivative financial instruments’ payables and receivables and related collateral on the Statements of Assets and Liabilities.

The following tables present gross amounts of recognized assets and liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see either the “Fair Value of Derivative Instruments as of September 30, 2014” table located in Note 2 of these Notes to Financial Statements and/or the applicable Fund’s Schedule of Investments.

Offsetting of Financial Liabilities and Derivative Liabilities
Janus Preservation Series - Global

Counterparty	Gross Amounts of Recognized Liabilities	Offsetting Asset or Liability(a)	Collateral Pledged(b)	Net Amount

BNP Paribas	$26,844	$–	$–	$26,844

Janus Preservation Series - Growth
Counterparty	Gross Amounts of Recognized Liabilities	Offsetting Asset or Liability(a)	Collateral Pledged(b)	Net Amount

BNP Paribas	$110,096	$–	$(20,000)	$90,096

(a)	Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statements of Assets and Liabilities.
(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

A Fund may require the counterparty to pledge securities as collateral daily (based on the daily valuation of the financial asset) if a Fund has a net aggregate unrealized gain on OTC derivative contracts with a particular counterparty. A Fund may deposit cash as collateral with the counterparty and/or custodian daily (based on the daily valuation of the financial asset) if a Fund has a net aggregate unrealized loss on OTC derivative contacts with a particular counterparty. The collateral amounts are subject to minimum exposure requirements and initial margin requirements. Collateral amounts are monitored and subsequently adjusted up or down as valuations fluctuate by at least the minimum exposure requirement. Collateral may reduce the risk of loss.

Real Estate Investing
The Funds may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Restricted Security Transactions
Restricted securities held by the Funds may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Funds to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Sovereign Debt
A Fund may invest in U.S. and foreign government debt securities (“sovereign debt”). Investments in U.S. sovereign debt are considered low risk. However, investments in non-U.S. sovereign debt can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors, including its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, the relative size of its debt position in relation to its economy as a whole, the sovereign debtor’s policy toward international lenders, and local political constraints to which the governmental entity may be subject. Sovereign debtors may also be dependent on

44 | SEPTEMBER 30, 2014

expected disbursements from foreign governments, multilateral agencies, and other entities. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts. A Fund may be requested to participate in the rescheduling of such sovereign debt and to extend further loans to governmental entities, which may adversely affect the Fund’s holdings. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Fund may collect all or part of the sovereign debt that a governmental entity has not repaid.

4.	Investment Advisory Agreements and Other Transactions with Affiliates

Each Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects each Fund’s contractual investment advisory fee rate (expressed as an annual rate).

	Average	Contractual
	Daily	Investment
	Net Assets	Advisory
Fund	of the Fund	Fee (%)

Janus Preservation Series - Global	All Asset Levels	0.64
Janus Preservation Series - Growth	All Asset Levels	0.64

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Funds’ transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Funds.

Certain, but not all, intermediaries charge administrative fees to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Funds to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Funds, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Funds. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships.

Class D Shares pay an annual administrative services fee of 0.12% of net assets. These administrative services fees are paid by Class D Shares for shareholder services provided by Janus Services.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of Class S Shares and Class T Shares of the Funds for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Funds. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of each Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital.

Janus Services is compensated for its services related to Class D Shares, and receives reimbursement for its out-of-pocket costs on all other share classes. Included in out-of-pocket expenses are the expenses Janus Services incurs for serving as transfer agent and providing servicing to shareholders.

Under separate distribution and shareholder servicing plans (each, a “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Funds may pay the Trust’s distributor, Janus Distributors LLC, a wholly-owned subsidiary of Janus Capital, a fee at an annual rate of up to 0.25% of the Class A Shares average daily net assets, of up to 1.00% of the Class C Shares average daily net assets, and of up to 0.25% of the Class S Shares average daily net assets. Under the terms of each Plan, the Trust is authorized to make payments to Janus Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Funds. Payments under each Plan are not tied exclusively to actual distribution and shareholder service expenses, and the payments may exceed distribution and shareholder service expenses actually incurred by the

Janus Preservation Series | 45

Notes to Financial Statements (continued)

Funds. If any of the Fund’s actual distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “Distribution fees and shareholder servicing fees” in the Statements of Operations.

Janus Capital has contractually agreed to waive the advisory fee payable by each Fund listed below or reimburse expenses in an amount equal to the amount, if any, that the Fund’s normal operating expenses in any fiscal year, including the investment advisory fee and the capital protection fee, but excluding the distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, and Class S Shares), administrative services fees payable pursuant to the Transfer Agency Agreement, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate shown below. Janus Capital has agreed to continue each waiver until at least February 1, 2015. If applicable, amounts reimbursed to the Funds by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statements of Operations.

New Expense
	Limit (%)	Previous Expense
	(February 1, 2014	Limit (%)
Fund	to present)	(until February 1, 2014)

Janus Preservation Series - Global	1.60 - 1.75*	1.60 - 1.75*
Janus Preservation Series - Growth	1.47 - 1.62*	1.38 - 1.53*

*	Varies based on the amount of the Capital Protection Fee.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Funds. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Funds as unrealized appreciation/(depreciation) and is shown as of September 30, 2014 on the Statements of Assets and Liabilities as an asset, “Non-interested Trustees’ deferred compensation,” and a liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statements of Assets and Liabilities. Deferred compensation expenses for the year ended September 30, 2014 are included in “Non-interested Trustees’ fees and expenses” on the Statements of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $283,000 were paid by the Trust to a Trustee under the Deferred Plan during the year ended September 30, 2014.

Certain officers of the Funds may also be officers and/or directors of Janus Capital. Each Fund indirectly pays for the salaries, fees, and expenses of certain Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Funds. Administration costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital provides to each Fund. Some expenses related to compensation payable to the Funds’ Chief Compliance Officer and compliance staff are shared with the Funds. Total compensation of $522,703 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended September 30, 2014. Each Fund’s portion is reported as part of “Other expenses” on the Statements of Operations.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Funds. The sales charge is allocated between Janus Distributors and financial intermediaries. During the year ended September 30, 2014, Janus Distributors retained the following upfront sales charges:

Upfront
Fund (Class A Shares)	Sales Charge

Janus Preservation Series - Global	$265
Janus Preservation Series - Growth	6,247

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived, as discussed in the Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Distributors during the year ended September 30, 2014.

Class C Shares include a 1.00% CDSC paid by redeeming shareholders to Janus Distributors. The CDSC applies to shares redeemed within 12 months of purchase. The redemption price may differ from the NAV per share. During the year ended September 30, 2014,

46 | SEPTEMBER 30, 2014

redeeming shareholders of Class C Shares paid the following CDSCs:

Fund (Class C Shares)	CDSC

Janus Preservation Series - Global	$138
Janus Preservation Series - Growth	1,696

The Funds’ expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in “Expense and Fee Offset” on the Statements of Operations (if applicable). The Funds could have employed the assets used by the custodian and/or transfer agent to produce income if they had not entered into an expense offset arrangement.

Pursuant to the provisions of the 1940 Act and rules promulgated thereunder, the Funds may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Funds may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Funds are eligible to participate in the cash sweep program (the “Investing Funds”). Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered 2a-7 product. There are no restrictions on the Funds’ ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Funds to Janus Cash Liquidity Fund LLC. As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated cash management pooled investment vehicles and the Investing Funds.

During the year ended September 30, 2014, any recorded distributions from affiliated investments as affiliated dividend income, and affiliated purchases and sales can be found in the Notes to Schedules of Investments and Other Information.

As of September 30, 2014, shares of the Funds were owned by Janus Capital and/or other funds advised by Janus Capital, as indicated in the table below:

	% of Class	% of Fund
Fund	Owned	Owned

Janus Preservation Series - Global - Class A Shares	60%	13%
Janus Preservation Series - Global - Class C Shares	76	12
Janus Preservation Series - Global - Class D Shares	62	13
Janus Preservation Series - Global - Class I Shares	81	13
Janus Preservation Series - Global - Class S Shares	100	13
Janus Preservation Series - Global - Class T Shares	93	13
Janus Preservation Series - Growth - Class A Shares	18	5
Janus Preservation Series - Growth - Class C Shares	18	5
Janus Preservation Series - Growth - Class D Shares	39	5
Janus Preservation Series - Growth - Class I Shares	41	5
Janus Preservation Series - Growth - Class S Shares	100	5
Janus Preservation Series - Growth - Class T Shares	41	5

5.	Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Funds must satisfy under the income tax regulations; (2) losses or deductions the Funds may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation, derivatives and foreign currency contract adjustments. The Funds have elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The Funds have elected to defer post-October losses and qualified late-year losses as noted in the table below. These losses will be deferred for tax purposes and recognized during the next fiscal year.

	Undistributed	Undistributed		Loss Deferrals		Other Book
	Ordinary	Long-Term	Accumulated	Late-Year	Post-October	to Tax	Net Tax
Fund	Income	Gains	Capital Losses	Loss Deferrals	Capital Loss	Differences	Appreciation

Janus Preservation Series - Global	$19,943	$833,384	$–	$–	$–	$(27,678)	$1,334,053
Janus Preservation Series - Growth	–	2,589,820	–	(573,892)	–	(111,283)	6,061,190

Janus Preservation Series | 47

Notes to Financial Statements (continued)

During the year ended September 30, 2014, the following capital loss carryovers were utilized by the Funds as indicated in the table:

Capital Loss
Carryover
Fund	Utilized

Janus Preservation Series - Growth	$5,000,878

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of September 30, 2014 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals, investments in partnerships, and investments in passive foreign investment companies.

	Federal Tax	Unrealized	Unrealized
Fund	Cost	Appreciation	(Depreciation)

Janus Preservation Series - Global	$14,527,423	$1,882,195	$(548,142)
Janus Preservation Series - Growth	58,798,751	6,864,478	(803,288)

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended September 30, 2014

	Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Fund	Income	Capital Gains	Capital	Loss

Janus Preservation Series - Global	$33,405	$269,482	$–	$–
Janus Preservation Series - Growth	–	–	–	(1,028,650)

For the year ended September 30, 2013
	Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Fund	Income	Capital Gains	Capital	Loss

Janus Preservation Series - Global	$–	$–	$–	$(83,287)
Janus Preservation Series - Growth	–	–	–	(1,522,068)

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. The following reclassifications have been made to the Funds:

		Increase/(Decrease)	Increase/(Decrease)
	Increase/(Decrease)	to Undistributed Net	to Undistributed Net
Fund	to Capital	Investment Income/Loss	Realized Gain/Loss

Janus Preservation Series - Global	$–	$106,845	$(106,845)
Janus Preservation Series - Growth	(1,028,649)	990,327	38,322

48 | SEPTEMBER 30, 2014

6.	Capital Share Transactions

	Janus Preservation		Janus Preservation
	Series - Global		Series - Growth
For each year ended September 30	2014	2013(1)	2014	2013(1)

Transactions in Fund Shares – Class A Shares:
Shares sold	20,948	66,256	97,489	268,911
Reinvested dividends and distributions	5,941	–	–	–
Shares repurchased	(32,560)	(96,811)	(668,568)	(3,170,057)
Net Increase/(Decrease) in Fund Shares	(5,671)	(30,555)	(571,079)	(2,901,146)
Shares Outstanding, Beginning of Period	273,011	303,566	2,342,318	5,243,464
Shares Outstanding, End of Period	267,340	273,011	1,771,239	2,342,318
Transactions in Fund Shares – Class C Shares:
Shares sold	19,212	17,195	127,967	200,499
Reinvested dividends and distributions	4,416	–	–	–
Shares repurchased	(8,424)	(5,562)	(518,653)	(1,930,502)
Net Increase/(Decrease) in Fund Shares	15,204	11,633	(390,686)	(1,730,003)
Shares Outstanding, Beginning of Period	198,818	187,185	2,225,240	3,955,243
Shares Outstanding, End of Period	214,022	198,818	1,834,554	2,225,240
Transactions in Fund Shares – Class D Shares:
Shares sold	83,206	51,212	215,995	255,620
Reinvested dividends and distributions	4,530	–	–	–
Shares repurchased	(35,258)	(23,575)	(205,774)	(259,288)
Net Increase/(Decrease) in Fund Shares	52,478	27,637	10,221	(3,668)
Shares Outstanding, Beginning of Period	209,043	181,406	820,277	823,945
Shares Outstanding, End of Period	261,521	209,043	830,498	820,277
Transactions in Fund Shares – Class I Shares:
Shares sold	42,168	23,654	128,054	376,542
Reinvested dividends and distributions	3,915	–	–	–
Shares repurchased	(29,992)	(3,016)	(406,270)	(1,321,104)
Net Increase/(Decrease) in Fund Shares	16,091	20,638	(278,216)	(944,562)
Shares Outstanding, Beginning of Period	183,078	162,440	1,078,727	2,023,289
Shares Outstanding, End of Period	199,169	183,078	800,511	1,078,727
Transactions in Fund Shares – Class S Shares:
Shares sold	–	–	–	–
Reinvested dividends and distributions	3,398	–	–	–
Shares repurchased	–	–	–	–
Net Increase/(Decrease) in Fund Shares	3,398	–	–	–
Shares Outstanding, Beginning of Period	158,267	158,267	325,990	325,990
Shares Outstanding, End of Period	161,665	158,267	325,990	325,990
Transactions in Fund Shares – Class T Shares:
Shares sold	16,789	13,794	33,467	68,741
Reinvested dividends and distributions	3,595	–	–	–
Shares repurchased	(18,602)	(2,359)	(526,520)	(537,020)
Net Increase/(Decrease) in Fund Shares	1,782	11,435	(493,053)	(468,279)
Shares Outstanding, Beginning of Period	171,949	160,514	1,290,200	1,758,479
Shares Outstanding, End of Period	173,731	171,949	797,147	1,290,200

(1)	Amounts reflect current year presentation. Prior year amounts were disclosed in thousands.

Janus Preservation Series | 49

Notes to Financial Statements (continued)

7.	Purchases and Sales of Investment Securities

For the year ended September 30, 2014, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

			Purchases of Long-	Proceeds from Sales
	Purchases of	Proceeds from Sales	Term U.S. Government	of Long-Term U.S.
Fund	Securities	of Securities	Obligations	Government Obligations

Janus Preservation Series - Global	$12,574,370	$12,065,093	$–	$–
Janus Preservation Series - Growth	75,340,889	72,327,625	–	1,363,096

8.	New Accounting Pronouncements

In June 2013, FASB issued Accounting Standards Update No. 2013-08, Financial Services – Investment Companies (Topic 946): Amendments to the Scope, Measurement and Disclosure Requirements (“ASU 2013-08”). This update sets forth a new approach for determining whether a public or private company is an investment company and sets certain measurement and disclosure requirements for an investment company. FASB has determined that a fund registered under the 1940 Act automatically meets ASU 2013-08’s criteria for an investment company. ASU 2013-08 is effective for interim and annual reporting periods in fiscal years that begin after December 15, 2013. Management does not expect this guidance to have an impact on the Funds’ financial statements.

9.	Subsequent Event

Management has evaluated whether any other events or transactions occurred subsequent to September 30, 2014 and through the date of issuance of the Funds’ financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Funds’ financial statements.

50 | SEPTEMBER 30, 2014

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders
of Janus Investment Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Preservation Series – Growth (formerly named Janus Protected Series – Growth) and Janus Preservation Series – Global (formerly named Janus Protected Series – Global) (two of the funds constituting Janus Investment Fund, hereafter referred to as the “Funds”) at September 30, 2014, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Denver, Colorado
November 14, 2014

Janus Preservation Series | 51

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to their portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Funds’ website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding each Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Funds file their complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Funds’ Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

Annual Report of BNP Paribas Prime Brokerage, Inc.

Janus Investment Fund, on behalf of Janus Preservation Series – Global and Janus Preservation Series – Growth, will supply the most recent annual reports of the Capital Protection Provider (or any successor or substituted entity thereto), free of charge, upon a shareholder’s request by calling Janus at 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 16 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 17, 2013, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from either January 1 or February 1, 2014 through January 1 or February 1, 2015, respectively, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees, net of any waivers.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the

52 | SEPTEMBER 30, 2014

selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, communicating with shareholders and overseeing the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed institutional competitive advantages that should be able to provide superior investment management returns over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by independent data providers, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has improved modestly: for the 36 months ended September 30, 2013, approximately 51% of the Funds were in the top two Lipper quartiles of performance, and for the 12 months ended September 30, 2013, approximately 52% of the Funds were in the top two Lipper quartiles of performance.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Fixed-Income Funds and Money Market Funds

•	For Janus Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Global Bond Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, and its limited performance history.

•	For Janus High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Real Return Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2013 and the first Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance and that the performance trend was improving.

•	For Janus Money Market Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance.

Asset Allocation Funds

•	For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013.

•	For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the

Janus Preservation Series | 53

Additional Information (unaudited) (continued)

bottom Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Alternative Funds

•	For Janus Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, and its limited performance history.

•	For Janus Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Value Funds

•	For Perkins Global Value Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013.

•	For Perkins Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or was taking to improve performance.

•	For Perkins Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or was taking to improve performance.

•	For Perkins Select Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, and its limited performance history.

•	For Perkins Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or was taking to improve performance.

•	For Perkins Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 12 months ended May 31, 2013.

Mathematical Funds

•	For INTECH Global Dividend Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 12 months ended May 31, 2013.

•	For INTECH International Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the first Lipper quartile for the 12 months ended May 31, 2013.

•	For INTECH U.S. Core Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013.

•	For INTECH U.S. Growth Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013.

•	For INTECH U.S. Value Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013.

54 | SEPTEMBER 30, 2014

Growth and Core Funds

•	For Janus Balanced Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Contrarian Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the first Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Enterprise Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Forty Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Growth and Income Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2013 and in the second Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Research Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013.

•	For Janus Triton Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Twenty Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Venture Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013.

Global and International Funds

•	For Janus Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, and its limited performance history.

•	For Janus Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, and its limited performance history.

•	For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013.

•	For Janus Global Research Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Global Select Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper

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Additional Information (unaudited) (continued)

quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Global Technology Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013.

•	For Janus International Equity Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the first Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Preservation Series

•	For Janus Preservation Series – Global, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, and its limited performance history.

•	For Janus Preservation Series – Growth, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, and its limited performance history.

Janus Aspen Series

•	For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013.

•	For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Aspen Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Aspen Global Allocation Portfolio – Moderate, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2013 and the first Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and that the performance trend was improving.

•	For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the first Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that this was a new Fund and did not yet have extensive performance to evaluate.

•	For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the

56 | SEPTEMBER 30, 2014

12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Aspen Preservation Series – Growth, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, and its limited performance history.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, the Fund’s performance warranted continuation of the Fund’s investment advisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by independent data providers. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration) fees for many of the Funds, after applicable contractual expense limitations, was below the mean management fee rate of the respective peer group of funds selected by independent data providers. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

In this regard, the independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 17% below the mean total expenses of their respective Lipper Expense Group peers and 29% below the mean total expenses for their Lipper Expense Universes; (3) management fees for the Funds, on average, were 14% below the mean management fees for their Expense Groups and 16% below the mean for their Expense Universes; and (4) Janus fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered how the total expenses for each share class of each Fund compared to the mean total expenses for its Lipper Expense Group peers and to mean total expenses for its Lipper Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks that it does not assume in servicing its other clients. Moreover,

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Additional Information (unaudited) (continued)

they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional and subadvised accounts; (2) these institutional and subadvised accounts have different service and infrastructure needs; and (3) the average spread between management fees charged to the Funds and those charged to Janus Capital’s institutional and subadvised accounts is reasonable relative to the average spreads seen in the industry.

The Trustees considered the fees for each Fund for its fiscal year ended in 2012, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers:

Fixed-Income Funds and Money Market Funds

•	For Janus Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Real Return Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Government Money Market Fund, the Trustees noted that the Fund’s total expenses exceeded the peer group mean for both share classes. The Trustees considered that management fees for this Fund are higher than the peer group mean due to the Fund’s management fee including other costs, such as custody and transfer agent services, while many funds in the peer group pay these expenses separately from their management fee. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee.

•	For Janus Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee.

Asset Allocation Funds

•	For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Allocation Fund – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Global Allocation Fund – Moderate, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Alternative Funds

•	For Janus Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Value Funds

•	For Perkins Global Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Perkins Large Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Perkins Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Select Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Value Plus Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Mathematical Funds

•	For INTECH Global Dividend Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For INTECH International Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH U.S. Core Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH U.S. Growth Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For INTECH U.S. Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Growth and Core Funds

•	For Janus Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Contrarian Fund, the Trustees noted that the Fund’s total expenses were below or the same as the peer group mean for all share classes.

•	For Janus Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply

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Additional Information (unaudited) (continued)

because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Research Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable.

•	For Janus Triton Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Twenty Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Venture Fund, the Trustees noted that the Fund’s total expenses were below or the same as the peer group mean for all share classes.

Global and International Funds

•	For Janus Asia Equity Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Emerging Markets Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Research Fund (formerly named Janus Worldwide Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Global Technology Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable.

•	For Janus International Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Preservation Series

•	For Janus Preservation Series – Global, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Preservation Series – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Janus Aspen Series

•	For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Flexible Bond Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Global Allocation Portfolio-Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for both share classes, overall the Fund’s total expenses were

60 | SEPTEMBER 30, 2014

reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for its sole share class.

•	For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Preservation Series – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized in allocating various expenses of Janus Capital and its affiliates among the Funds and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was not unreasonable.

In this regard, the independent fee consultant found that, while assessing the reasonableness of expenses in light of Janus Capital’s profits is dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons are limited in accuracy by differences in complex size, business mix, institutional account orientation, and other factors, after accepting these limitations, the level of profit earned by Janus Capital from managing the Funds is reasonable.

The Trustees concluded that the management fees and other compensation payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that the overall expense ratio of each Fund was reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints, the base management fee rate paid by most of the Funds, before any adjustment for performance and after any contractual expense limitations, was below the mean management fee rate of the Fund’s peer group identified by independent data providers; and, for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of many of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules

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Additional Information (unaudited) (continued)

with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

In this regard, the independent fee consultant concluded that, based on analysis it completed, and given the limitations in these analytical approaches and their conflicting results, it could not confirm or deny the existence of economies of scale in the Janus complex. Further, the independent fee consultant provided its belief that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on their portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital. The Trustees concluded that Janus Capital’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital. They further concluded that the success of any Fund could attract other business to Janus Capital or other Janus funds, and that the success of Janus Capital could enhance Janus Capital’s ability to serve the Funds.

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Useful Information About Your Fund Report (unaudited)

1.	Management Commentary

The Management Commentary in this report includes valuable insight from each of the Fund’s manager as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. The Fund’s manager may allocate a company to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was September 30, 2014. As the investing environment changes, so could opinions. These views are unique and aren’t necessarily shared by fellow employees or by Janus in general.

2.	Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices.

When comparing the performance of the Fund with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained the Fund invested in the index.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

3.	Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund’s exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options and swaps follow the Fund’s Schedule of Investments (if applicable).

4.	Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the

Janus Preservation Series | 63

Useful Information About Your Fund Report (unaudited) (continued)

Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

5.	Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

6.	Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

7.	Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Don’t confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it doesn’t take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume

64 | SEPTEMBER 30, 2014

of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

Janus Preservation Series | 65

Designation Requirements (unaudited)

For federal income tax purposes, the Funds designated the following for the year ended September 30, 2014:

Capital Gain Distributions

Fund

Janus Preservation Series - Global	$269,482

Dividends Received Deduction Percentage

Fund

Janus Preservation Series - Global	100%
Janus Preservation Series - Growth	100

Qualified Dividend Income Percentage

Fund

Janus Preservation Series - Global	100%
Janus Preservation Series - Growth	100

66 | SEPTEMBER 30, 2014

Trustees and Officers (unaudited)

Each Fund’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Pursuant to the Funds’ Governance Procedures and Guidelines, Trustees are required to retire no later than the end of the calendar year in which the Trustee turns 72. The Trustees review the Funds’ Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Trust’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Aspen Series. Collectively, these two registered investment companies consist of 58 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Funds may also be officers and/or directors of Janus Capital. Fund officers receive no compensation from the Funds, except for the Funds’ Chief Compliance Officer, as authorized by the Trustees.

TRUSTEES

Other Directorships
			Principal Occupations	Number of Portfolios/Funds	Held by Trustee
	Positions Held	Length of	During the Past Five	in Fund Complex	During the Past Five
Name, Address, and Age	with the Trust	Time Served	Years	Overseen by Trustee	Years

Independent Trustees

William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Chief Executive Officer, Imprint Capital (impact investment firm) (since 2013), and Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations). Formerly, Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	58	Chairman of the Board and Director of The Investment Fund for Foundations Investment Program (TIP) (consisting of 2 funds), and Director of the F.B. Heron Foundation (a private grantmaking foundation).

Janus Preservation Series | 67

Trustees and Officers (unaudited) (continued)

TRUSTEES (continued)

Other Directorships
			Principal Occupations	Number of Portfolios/Funds	Held by Trustee
	Positions Held	Length of	During the Past Five	in Fund Complex	During the Past Five
Name, Address, and Age	with the Trust	Time Served	Years	Overseen by Trustee	Years

Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Trustee	1/13-Present	Managing Director, Institutional Markets, of Dividend Capital Group (private equity real estate investment management firm) (since 2012). Formerly, Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	58	Director of MotiveQuest LLC (strategic social market research company) (since 2003), and Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of Nuveen Global Investors LLC (2007-2011); Director of Communities in Schools (2004-2010); and Director of Mutual Fund Education Alliance (until 2010).

William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Managing Member and Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Venture Partner for The Edgewater Funds (a middle market private equity firm) (2002-2004); Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000); and Chief Investment Officer of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	58	Managing Trustee of National
Retirement Partners Liquidating Trust (since 2013). Formerly, Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013); Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009); Director of RemedyTemp, Inc. (temporary help services company) (1996-2006); and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

68 | SEPTEMBER 30, 2014

TRUSTEES (continued)

					Other Directorships
			Principal Occupations	Number of Portfolios/Funds	Held by Trustee
	Positions Held	Length of	During the Past Five	in Fund Complex	During the Past Five
Name, Address, and Age	with the Trust	Time Served	Years	Overseen by Trustee	Years

James T. Rothe 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital SBIC, L.P. (SBA SBIC fund focusing on private investment in public equity firms), and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004), and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	58	Formerly, Director of Red Robin Gourmet Burgers, Inc. (RRGB) (2004- 2014).

William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	6/84-Present	Retired. Formerly, Corporate Vice President and General Manager of MKS Instruments - HPS Products, Boulder, CO (a manufacturer of vacuum fittings and valves) and PMFC Division, Andover, MA (manufacturing pressure measurement and flow products) (1976-2012).	58	None

Janus Preservation Series | 69

Trustees and Officers (unaudited) (continued)

TRUSTEES (continued)

Other Directorships
			Principal Occupations	Number of Portfolios/Funds	Held by Trustee
	Positions Held	Length of	During the Past Five	in Fund Complex	During the Past Five
Name, Address, and Age	with the Trust	Time Served	Years	Overseen by Trustee	Years

Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	58	Director of Chicago Community Trust (Regional Community Foundation), Chicago Council on Global Affairs, The Field Museum of Natural History (Chicago, IL), InnerWorkings (U.S. provider of print procurement solutions to corporate clients), Lurie Children’s Hospital (Chicago, IL), Rehabilitation Institute of Chicago, Walmart, and Wrapports, LLC (digital communications company). Formerly, Director of Chicago Convention & Tourism Bureau (until 2014).

Trustee Consultant

Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Consultant	6/14-Present	Senior Vice President, Albright Stonebridge Group LLC (global strategy firm) (since 2011). Formerly, Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	N/A	None

70 | SEPTEMBER 30, 2014

OFFICERS

	Positions Held	Term of Office* and	Principal Occupations
Name, Address, and Age	with the Trust	Length of Time Served	During the Past Five Years

Jonathan D. Coleman 151 Detroit Street Denver, CO 80206 DOB: 1971	Executive Vice President and Portfolio Manager Janus Preservation Series - Growth Executive Vice President and Portfolio Manager Janus Preservation Series - Global	4/11-Present 12/11-Present	Executive Vice President of Janus Capital and Portfolio Manager for other Janus accounts. Formerly, Co-Chief Investment Officer of Janus Capital (2006-2013).

Stephanie Grauerholz 151 Detroit Street Denver, CO 80206 DOB: 1970	Chief Legal Counsel and Secretary Vice President	1/06-Present 3/06-Present	Vice President and Assistant General Counsel of Janus Capital and Vice President and Assistant Secretary of Janus Distributors LLC.

Bruce L. Koepfgen 151 Detroit Street Denver, CO 80206 DOB: 1952	President and Chief Executive Officer	7/14-Present	President of Janus Capital Group Inc. and Janus Capital Management LLC (since August 2013); Executive Vice President and Director of Janus International Holding LLC (since August 2011); Executive Vice President of Janus Distributors LLC and Janus Services LLC (since July 2011); Executive Vice President and Working Director of INTECH Investment Management LLC (since July 2011); Executive Vice President and Director of Perkins Investment Management LLC (since July 2011); and Executive Vice President and Director of Janus Management Holdings Corporation (since May 2011). Formerly, Executive Vice President of Janus Capital Group Inc. and Janus Capital Management LLC (May 2011-July 2013); Chief Financial Officer of Janus Capital Group Inc., Janus Capital Management LLC, Janus Distributors LLC, Janus Management Holdings Corporation, and Janus Services LLC (July 2011-July 2013); and Co-Chief Executive Officer of Allianz Global Investors Management Partners and Chief Executive Officer of Oppenheimer Capital (2003-2009).

David R. Kowalski 151 Detroit Street Denver, CO 80206 DOB: 1957	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	6/02-Present	Senior Vice President and Chief Compliance Officer of Janus Capital, Janus Distributors LLC, and Janus Services LLC; Vice President of INTECH Investment Management LLC and Perkins Investment Management LLC; and Director of The Janus Foundation.

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital and Janus Services LLC.

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

Janus Preservation Series | 71

Notes

72 | SEPTEMBER 30, 2014

Notes

Janus Preservation Series | 73

Janus provides access to a wide range of investment disciplines.

Alternative
Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation
Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Fixed Income
Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International
Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth & Core
Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core funds seek investments in more stable and predictable companies. Our core funds look for a strategic combination of steady growth and, for certain funds, some degree of income.

Mathematical
Our mathematical funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Our value funds, managed by Perkins (a Janus subsidiary), seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus).

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS (52687) (or 800.525.3713 if you hold Shares directly with Janus); or download the file from janus.com/info (or janus.com/reports if you hold Shares directly with Janus). Read it carefully before you invest or send money.

Funds distributed by Janus Distributors LLC

Investment products offered are:	NOT FDIC-INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

C-1114-74726	125-02-01800 11-14

annual report
September 30, 2014

Janus Value Funds

Perkins Global Value Fund
Perkins International Value Fund

highlights

•	Portfolio management perspective
•	Investment strategy behind your fund
•	Fund performance, characteristics and holdings

            Janus Value Funds

Perkins Global Value Fund (unaudited)

FUND SNAPSHOT
We seek to deliver strong absolute returns across market cycles by attempting to minimize losses during declining markets, while participating in rising markets. We search the world for attractive risk/reward investment opportunities with the flexibility to buy bargain securities wherever they are located. By building a diversified portfolio of stocks, each analyzed with a focus on downside risk before upside potential, we take a cautious approach to capitalizing on opportunities and potentially compounding returns over the long term.
Tadd Chessen co-portfolio manager	Christian Kirtley co-portfolio manager	Gregory Kolb co-portfolio manager

PERFORMANCE OVERVIEW

Perkins Global Value Fund’s Class T Shares returned 10.74% over the year ended September 30, 2014, underperforming its primary benchmark, the MSCI World Index, which returned 12.20% during the year. The Fund’s secondary benchmark, the MSCI All Country World Index, returned 11.32%. While we are generally pleased with the extent of our absolute gain, it is frustrating to lag a strong market. Increasingly, we see stock prices embedding significant optimism which may or may not be warranted. This makes it challenging to buy without also assuming significant downside risk. Over the past few years, stocks have seen the balance of risk and reward become much less favorable, in our view. This leads us to position the portfolio in what we believe is a cautious manner, which explains our lagging performance.

ECONOMIC OVERVIEW

Stock markets around the world continued to perform well over the year ended September 30, 2014, despite heightened volatility in the last few months of the period as investors digested a reduction in the Federal Reserve’s (Fed) securities purchase program and as foreign economies showed signs of slowing. The MSCI World Index ended September 3.7% below its all-time high in early July 2014.

The U.S. stock market was the strongest of the major developed markets over the year ended September 30, 2014, with the S&P 500 Index up more than 17%. The unbridled stock market strength that U.S. investors have enjoyed of late is now well into its sixth year, without a meaningful decline since 2011. We continue to exercise caution at these elevated valuation levels. With the S&P 500 ending the period at approximately 18x trailing 12-month earnings, valuations are not yet at a peak relative to other periods, but they are above long-term averages and appear to have a considerable amount of optimism priced in. Forward earnings estimates appear increasingly stretched, and our internal reward-to-risk ratios remain far from compelling. Given relatively higher valuations than other markets in which we can invest, we remain underweight the U.S. market.

In contrast to the strong gains posted by the U.S. equity market, the STOXX Europe 600 Index, which represents large, mid and small capitalization companies across 18 countries of the European region, rose by only 3.1% in dollar terms. We continue to believe that the massive rally in Eurozone assets since mid-2012, when the European Central Bank’s (ECB) Mario Draghi vowed to save the euro, rests upon a fragile foundation. Recent economic statistics have led some economists to begin using a new term when discussing Europe: “secular stagnation.” By this they mean that a particularly noxious mix of economic fundamentals – a very low nominal rate of growth, low and falling inflation, still high and worrisome government debt burdens and high unemployment – may mean that Europe is approaching the sort of “lost decade” experienced by Japan. Recently imposed sanctions against Russia, an important trading partner for export-oriented economies like Germany, have not helped matters. The bond market has taken notice, with yields on two-year sovereign bonds in Germany and several other countries recently turning negative. It is not often that governments can borrow two-year money and have investors pay them for the privilege. Given anemic growth and falling inflation (important countries such as Spain and Italy are now in outright deflation), many are calling for the ECB to consider a more radical program of quantitative easing, similar to what has been implemented by the Fed. We question the likely effectiveness of this given already low levels of government bond yields and the fact that financing in the euro zone is much more tied to bank lending than in the U.S. (though with European banks still overleveraged, the bond market has gained some traction over the last few years). We continue to believe the better risk/rewards in Europe are the multinationals, which aren’t completely

Janus Value Funds | 1

Perkins Global Value Fund (unaudited)

dependent on local macroeconomic dynamics playing out in a benign manner.

Japan also posted weak performance relative to the U.S. The TOPIX Index, which measures stock prices on the Tokyo Stock Exchange, gained more than 11% in local yen terms, but the weakening of the yen meant the market was down slightly in dollars. Thus, the impressive market rally that began in late 2012 when Prime Minister Shinzo Abe came to power has lost steam in recent quarters. Recently revised economic growth figures showed that the sales tax hike in April 2014 did more damage than previously thought, with gross domestic product (GDP) shrinking by 1.8% in the second quarter, or 7.1% on an annualized basis. The Abe administration may have also misjudged the effects of the Bank of Japan’s (BoJ) huge quantitative easing program (note that the BoJ now owns a fifth of Japan’s outstanding government debt), as the weaker yen has failed to produce the boom in exports that many expected. This is partly because big exporters like Toyota have already moved much of their production overseas following years of yen strength. Another important pillar of Abe’s policies, structural reform, has seen limited tangible progress to date. We have trimmed our once sizable overweight position in Japan, given the strong run in many of our holdings. However, we are still identifying a reasonable number of attractive risk/reward opportunities, particularly at the lower end of the market-cap spectrum.

Emerging markets were modestly positive over the year ended September 30, 2014, reversing a small loss in the prior year to leave them roughly flat over the past two years. With large, important customers of emerging markets slowing (e.g., Europe and Japan), China’s economic growth faltering, and the Fed tapering its unconventional monetary policies, it is not surprising that emerging market stocks have struggled to make progress. While they have become a bit more interesting relative to developed market stocks given their huge underperformance since 2010, we remain concerned about the potential for a bust cycle following a huge credit cycle over the last decade-plus. Specifically, we are wary of structural imbalances in many of the countries (including, but not limited to, a reliance on foreign capital and persistent current account deficits), rapid credit growth over the last several years, deteriorating bank credit ratios, and uncertainty surrounding China’s transition from an investment-driven economy to one powered more by domestic consumption. We don’t believe emerging market stock valuations, generally, offer very compelling risk/rewards yet.

DETRACTORS FROM PERFORMANCE

Stock selection was weak in consumer staples and health care. Our underweight in information technology also hurt relative performance. From a country perspective, stock selection in the UK and Canada contributed negatively, as did our underweight exposure to the U.S. Our cash weighting continues to be sizeable and detracted from relative performance.

Individual detractors were led by Tesco, a grocery and general merchandise retailer based in the UK. For nearly three years, Tesco has been in the process of fixing some long-standing problems in its core UK business, which represents the majority of its profits but has been contracting of late. During the period, the company announced a raft of negative news. First, it admitted that management’s strategy for turning the business around has largely failed, leading the board to bring in its first ever “outsider” to take over as CEO and leaving investors with great uncertainty about the path forward. Second, the company announced multiple profit warnings, the last of which entailed accounting irregularities discovered by new management. Third, the company cut its interim dividend and is thought to be mulling a rights issue to more easily deal with this period of reduced profitability. This investment has been a costly mistake for us thus far, but as we examine the current market price relative to asset value and our reduced view of long-term earnings power, we believe the near-term headwinds are more than reflected in the stock.

Rogers Communications, another detractor, is the largest wireless telecommunications and cable TV provider in Canada. The stock declined during the period after reporting weaker-than-expected results in early 2014. The company is in the middle of a transitional year following the appointment of new leadership and the introduction of lower pricing in its wireless plans. Further, an ongoing regulatory overhang (the Canadian government has said it would like to see more competition in the wireless market) has continued to dampen investor sentiment towards this high quality franchise. We believe short-term headwinds should moderate as pricing plans complete their first year and as smartphone data consumption continues to grow. With its strong competitive position, robust balance sheet and generation of free cash flow, which the company has historically returned to shareholders, we believe Rogers remains an attractive risk/reward.

Rounding out the list of detractors was GlaxoSmithKline, a leading global health care company based in the UK. Glaxo has struggled to grow its earnings over the past few years due largely to pricing and volume pressure in its

2 | SEPTEMBER 30, 2014

(unaudited)

legacy product portfolio, legal/operating problems in the U.S. and China, and a pipeline that has not delivered new products of sufficient scale to offset this. During the period, the company reported weak operating results and lowered its full year guidance to an expectation of zero profit growth, from a prior expectation of positive growth. While disappointing, we continue to believe that profits and cash flow are near trough and that the business is capable of reasonable growth over our investment time horizon. In the meantime, the stock trades at a discount to the sector and offers a dividend yield of nearly 6%.

CONTRIBUTORS TO PERFORMANCE

Stock selection in industrials aided relative results for the year, as did our underweight exposures to the consumer discretionary and materials sectors. From a country perspective, stock selection in Japan and Mexico contributed to performance, as did our underweight in Australia. Our currency hedges were also positive in the period, with both the euro and yen weakening against the U.S. dollar.

Please see the Derivative Instruments section in the “Notes to Financial Statements” for derivatives used by the Fund.

Individual contributors were led by Microsoft, which makes software for a variety of consumer and enterprise applications, and derives a majority of its profits from three main areas: PC operating systems, business software applications (including its Office franchise), and server & database operating systems. During the period, the company reported strong results in its core software business. Revenue increased by more than 10% in the fiscal year ended June 30, 2014, led by growth in its enterprise-related server and tools division. Deferred revenue also increased strongly, giving us increased confidence in the longer-term health of the business. While the acquisition of Nokia’s handset division will weigh on profit margins and growth of the total company, Microsoft announced significant cost cuts to that division. We continue to hold a sizable position in the company as we believe its risk/reward remains attractive, despite recent appreciation.

America Movil, another contributor, is one of the world’s largest integrated telecommunications companies with over 300 million access lines in nearly 20 Latin American countries. The shares struggled in early 2014 in anticipation of regulatory changes in Mexico, the company’s most important market. Despite the regulatory overhang, we believed that America Movil’s unrivaled scale and diversification of operations, large free cash flow and strong balance sheet were significant competitive advantages that limited potential downside and would enable the company to weather the storm. Early in 3Q14, the same day the lower house in Mexico passed the new Telecom Laws, America Movil announced a series of planned divestments in its Mexican business that will allow it to abide by the new regulations but also maximize the value of its assets and give the company significant capital to deploy into better opportunities elsewhere. The market responded favorably to the news.

Wells Fargo, which also contributed, is one of the largest consumer banks in the U.S. and is well diversified into commercial lending, capital markets, and wealth management. Wells Fargo’s diversified business model yielded strong quarterly earnings reports during the period, leading to stock outperformance. Additionally, the high quality of Wells Fargo’s business was highlighted by favorable results in the Federal Reserve’s Comprehensive Capital Analysis and Review (CCAR), a study in which other large banks did not fare as well. We believe that the diversified business model combined with Wells Fargo’s strong balance sheet and 11.3% Tier One Common equity ratio position the company well throughout the economic cycle. With the stock trading near its five-year average earnings multiple, we believe the stock is still attractively valued.

PORTFOLIO POSITIONING & OUTLOOK

In our recently published whitepaper “Out of Sight, Out of Mind,” we encourage investors to consider the notion that as markets soar, it will benefit them to keep risk in their field of vision. Global markets – both stocks and bonds – have delivered remarkable gains to investors during the past five years. It appears to us that the balance between greed and fear that tends to drive markets, especially in later cycle stages, has tipped firmly toward greed, with investors more interested in maximizing gains (or “reaching for yield”) than in avoiding losses should volatility re-emerge. While it can be easy to forget about risk when stocks are rising, it is important to remember what Benjamin Graham called “tides of pessimism and euphoria that sweep the market,” and avoid being lulled into a false sense of security by several years of strong positive returns. We propose that instead of extrapolating the recent past, investors would be better off preparing for a changing market. Even a casual review of the economic situation reveals a number of alarming issues, including the ongoing euro crisis, the Federal Reserve’s “exit” strategy and China’s changing growth dynamics, among many others. Much more importantly, though, our stock-level research is uncovering significant downside

Janus Value Funds | 3

Perkins Global Value Fund (unaudited)

exposures related to earnings sustainability, valuation expansion and balance sheet strength.

To that end, our portfolio is positioned with these downside risks firmly in mind. Specifically, we are overweight sectors which typically exhibit stable cash flows that are relatively less economically sensitive than the broad market. We believe the earnings streams from our holdings will prove more sustainable as a result. These include consumer staples, telecommunication services, utilities and health care. Valuation expansion has occurred in many of the developed markets over the past few years, and in our mind is most pronounced today in the U.S., where the Shiller P/E, an inflation-adjusted measure using the past 10 years of earnings, has expanded to roughly 25x, as compared to the long-term average of roughly 15x to 16x. We are significantly underweight the U.S. market, as we aim to avoid the potential trap of paying too much but ultimately receiving too little in the form of future returns, as has often been the case historically when valuations reached the current level. While we tend to steer clear of highly leveraged balance sheets as a matter of basic process, we are attempting to be especially mindful of both the extent and use of leverage in the current environment, which to us is characterized by extremely easy credit markets which may become tighter in the future, and thus leave over-indulgent companies in a difficult position. Finally, we continue to hold an above average roughly 17% cash position, which as we’ve noted in the past results from our bottom up stock-level research that has yielded fewer true bargains in recent years as the worldwide rally has progressed. In summary, we believe the bulk of the companies in our portfolio can be characterized as having sustainable earnings, reasonable valuations and strong balance sheets, and thus we believe we will be somewhat shielded from a more negative market environment should one develop.

Thank you for your investment and continued confidence in Perkins Global Value Fund.

4 | SEPTEMBER 30, 2014

(unaudited)

Perkins Global Value Fund At A Glance

5 Top Performers – Holdings

Contribution

Microsoft Corp.	0.90%
America Movil SAB de CV – Series L	0.78%
Wells Fargo & Co.	0.67%
Johnson & Johnson	0.56%
Novartis AG	0.54%

5 Bottom Performers – Holdings

Contribution

Tesco PLC	–1.37%
Rogers Communications, Inc. – Class B	–0.17%
GlaxoSmithKline PLC	–0.13%
Matas A/S	–0.12%
Danone SA	–0.12%

5 Top Performers – Sectors*

		Fund Weighting	MSCI World
	Fund Contribution	(Average % of Equity)	IndexSM Weighting

Industrials	0.77%	7.33%	11.25%
Consumer Discretionary	0.61%	2.82%	12.01%
Financials	0.48%	11.98%	20.86%
Materials	0.41%	1.12%	5.71%
Energy	0.39%	7.74%	9.64%

5 Bottom Performers – Sectors*

		Fund Weighting	MSCI World
	Fund Contribution	(Average % of Equity)	IndexSM Weighting

Other**	–2.19%	16.94%	0.00%
Consumer Staples	–0.85%	19.33%	9.85%
Information Technology	–0.83%	6.52%	12.21%
Health Care	–0.51%	14.18%	11.61%
Utilities	0.16%	4.86%	3.23%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.
*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

**	Not a GICS classified sector.

Janus Value Funds | 5

Perkins Global Value Fund (unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of September 30, 2014

Wells Fargo & Co. Commercial Banks	2.6%
America Movil SAB de CV – Series L Wireless Telecommunication Services	2.6%
Procter & Gamble Co. Household Products	2.6%
Oracle Corp. Software	2.5%
Coca-Cola Co. Beverages	2.5%

12.8%

Asset Allocation – (% of Net Assets)
As of September 30, 2014

Top Country Allocations – Long Positions (% of Investment Securities)
As of September 30, 2014

As of September 30, 2013

6 | SEPTEMBER 30, 2014

(unaudited)

Performance

					Expense Ratios –
Average Annual Total Return – for the periods ended September 30, 2014					per the January 28, 2014 prospectuses
	One	Five	Ten	Since	Total Annual Fund
	Year	Year	Year	Inception*	Operating Expenses

Perkins Global Value Fund – Class A Shares
NAV	10.71%	10.48%	6.57%	6.85%	1.10%
MOP	4.36%	9.18%	5.94%	6.37%

Perkins Global Value Fund – Class C Shares
NAV	9.80%	9.84%	5.86%	6.12%	1.89%
CDSC	8.80%	9.84%	5.86%	6.12%

Perkins Global Value Fund – Class D Shares(1)	10.84%	10.69%	6.79%	7.07%	0.98%

Perkins Global Value Fund – Class I Shares	10.97%	10.60%	6.75%	7.04%	0.82%

Perkins Global Value Fund – Class N Shares	11.01%	10.60%	6.75%	7.04%	0.78%

Perkins Global Value Fund – Class S Shares	10.46%	10.30%	6.49%	6.75%	1.29%

Perkins Global Value Fund – Class T Shares	10.74%	10.60%	6.75%	7.04%	1.03%

MSCI World IndexSM	12.20%	10.86%	7.12%	5.46%

MSCI All Country World IndexSM	11.32%	10.07%	7.28%	5.72%

Morningstar Quartile – Class T Shares	2nd	2nd	3rd	2nd

Morningstar Ranking – based on total return for World Stock Funds	417/1,150	389/780	308/480	156/406

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

See important disclosures on the next page.

Janus Value Funds | 7

Perkins Global Value Fund (unaudited)

This Fund has a performance-based management fee that may adjust up or down based on the Fund’s performance.

A Fund’s performance may be affected by risks that include those associated with nondiversification, non-investment grade debt securities, high-yield/high-risk securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest. Additional risks to a Fund may also include, but are not limited to, those associated with investing in foreign securities, emerging markets, initial public offerings, real estate investment trusts (REITs), derivatives, short sales, commodity-linked investments and companies with relatively small market capitalizations. Each Fund has different risks. Please see a Janus prospectus for more information about risks, Fund holdings and other details.

Foreign securities are subject to additional risks including currency fluctuations, political and economic uncertainty, increased volatility and differing financial and information reporting standards, all of which are magnified in emerging markets.

Holding a meaningful portion of assets in cash or cash equivalents may negatively affect performance.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, and Class S Shares commenced operations on July 6, 2009. Performance shown for each class for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class, calculated using the fees and expenses of each respective class, without the effect of any fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010. Performance shown for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Class I Shares commenced operations on July 6, 2009. Performance shown for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers.

Class N Shares commenced operations on May 31, 2012. Performance shown for periods prior to May 31, 2012 reflects the performance of the Fund’s Class T Shares, calculated using the fees and expenses of Class T Shares, net of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics.

© 2014 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments and Other Information for index definitions.

A Fund’s portfolio may differ significantly from the securities held in an index. An index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Fund Report.”

Effective December 31, 2013, Tadd Chessen, Christian Kirtley and Gregory Kolb are Co-Portfolio Managers of the Fund.

*	The Fund’s inception date – June 29, 2001
(1)	Closed to new investors.

8 | SEPTEMBER 30, 2014

(unaudited)

Expense Examples
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees; administrative services fees payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses
The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				Hypothetical
	Actual			(5% return before expenses)
	Beginning	Ending	Expenses	Beginning	Ending	Expenses
	Account	Account	Paid During	Account	Account	Paid During	Net Annualized
	Value	Value	Period	Value	Value	Period	Expense Ratio
	(4/1/14)	(9/30/14)	(4/1/14 - 9/30/14)†	(4/1/14)	(9/30/14)	(4/1/14 - 9/30/14)†	(4/1/14 - 9/30/14)

Class A Shares	$1,000.00	$1,019.50	$5.47	$1,000.00	$1,019.65	$5.47	1.08%

Class C Shares	$1,000.00	$1,015.60	$9.30	$1,000.00	$1,015.84	$9.30	1.84%

Class D Shares	$1,000.00	$1,020.70	$4.71	$1,000.00	$1,020.41	$4.71	0.93%

Class I Shares	$1,000.00	$1,021.00	$4.05	$1,000.00	$1,021.06	$4.05	0.80%

Class N Shares	$1,000.00	$1,021.10	$3.80	$1,000.00	$1,021.31	$3.80	0.75%

Class S Shares	$1,000.00	$1,018.60	$6.33	$1,000.00	$1,018.80	$6.33	1.25%

Class T Shares	$1,000.00	$1,019.40	$5.06	$1,000.00	$1,020.06	$5.06	1.00%

†	Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Value Funds | 9

Perkins Global Value Fund

Schedule of Investments

As of September 30, 2014

Shares or Principal Amount		Value

Common Stock – 82.6%
Aerospace & Defense – 0.7%
15,219	General Dynamics Corp.	$1,934,183
Air Freight & Logistics – 0.9%
227,322	UTi Worldwide, Inc. (U.S. Shares)	2,416,433
Beverages – 6.2%
422,349	C&C Group PLC	2,238,994
164,232	Coca-Cola Co.	7,006,137
68,079	PepsiCo, Inc.	6,337,474
419,876	Stock Spirits Group PLC	1,983,441

		17,566,046
Chemicals – 1.0%
29,210	Mosaic Co.	1,297,216
75,200	Nippon Fine Chemical Co., Ltd.	547,552
137,000	Nitto FC Co., Ltd.	831,198

		2,675,966
Commercial Banks – 6.1%
98,857	BB&T Corp.	3,678,469
119,665	CIT Group, Inc.	5,499,803
52,535	Fulton Financial Corp.	582,088
143,772	Wells Fargo & Co.	7,457,454

		17,217,814
Commercial Services & Supplies – 4.3%
1,177,825	G4S PLC	4,775,340
120,434	Republic Services, Inc.	4,699,335
31,100	Secom Co., Ltd.	1,854,535
33,200	Secom Joshinetsu Co., Ltd.	861,464

		12,190,674
Communications Equipment – 0.7%
56,095	Cisco Systems, Inc.	1,411,911
26,600	Icom, Inc.	666,785

		2,078,696
Diversified Consumer Services – 0.2%
121,900	Shingakukai Co., Ltd.	431,038
Diversified Telecommunication Services – 0.8%
73,261	Telenor ASA	1,608,180
11,330	Verizon Communications, Inc.	568,313

		2,176,493
Electric Utilities – 4.4%
23,445	Entergy Corp.	1,813,002
110,770	Exelon Corp.	3,776,149
204,790	PPL Corp.	6,725,304

		12,314,455
Electrical Equipment – 0.4%
96,900	Cosel Co., Ltd.	1,147,565
Electronic Equipment, Instruments & Components – 0.3%
69,800	Kitagawa Industries Co., Ltd.	718,084
Food & Staples Retailing – 3.3%
118,395	Sysco Corp.	4,493,090
1,650,697	Tesco PLC	4,937,326

		9,430,416
Food Products – 5.7%
91,033	Danone SA	6,076,638
45,625	Nestle SA	3,347,281
477,670	Orkla ASA	4,324,119
59,244	Unilever NV	2,354,661

		16,102,699
Health Care Equipment & Supplies – 2.4%
6,820	Becton Dickinson and Co.	776,184
5,900	Medikit Co., Ltd.	184,677
35,040	Medtronic, Inc.	2,170,728
17,900	Nakanishi, Inc.	659,792
36,595	Stryker Corp.	2,955,046

		6,746,427
Health Care Providers & Services – 0.5%
45,200	As One Corp.	1,417,572
Household Products – 2.6%
86,818	Procter & Gamble Co.	7,270,139
Insurance – 1.1%
22,020	Allstate Corp.	1,351,367
72,200	Sompo Japan Nipponkoa Holdings, Inc.	1,754,480

		3,105,847
Machinery – 0.1%
27,654	Sansei Technologies, Inc.	147,931
Media – 1.8%
30,240	Daekyo Co., Ltd.	209,966
103,389	Grupo Televisa SAB (ADR)	3,502,819
158,838	UBM PLC	1,495,231

		5,208,016
Multi-Utilities – 0.8%
61,587	GDF Suez	1,540,148
45,539	Suez Environment Co.	766,858

		2,307,006
Oil, Gas & Consumable Fuels – 7.4%
130,853	BP PLC (ADR)	5,750,989
42,082	Canadian Natural Resources, Ltd.	1,635,103
167,253	Cenovus Energy, Inc.	4,500,208
31,362	Devon Energy Corp.	2,138,261
147,285	Royal Dutch Shell PLC – Class A	5,616,910
19,329	Total SA	1,249,042

		20,890,513
Personal Products – 0.2%
10,800	Pola Orbis Holdings, Inc.	423,349
Pharmaceuticals – 9.7%
287,897	GlaxoSmithKline PLC	6,588,383
58,501	Johnson & Johnson	6,235,622
61,774	Novartis AG	5,818,976
121,090	Pfizer, Inc.	3,580,631
8,609	Roche Holding AG	2,549,677
23,271	Sanofi	2,625,004

		27,398,293
Real Estate Investment Trusts (REITs) – 2.5%
80,135	American Capital Agency Corp.	1,702,869
68,040	Hatteras Financial Corp.	1,221,998
340,149	Two Harbors Investment Corp.	3,289,241
64,033	Western Asset Mortgage Capital Corp.	946,408

		7,160,516
Real Estate Management & Development – 0.6%
94,000	Cheung Kong Holdings, Ltd.	1,542,756

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

10 | SEPTEMBER 30, 2014

Schedule of Investments

As of September 30, 2014

Shares or Principal Amount		Value

Software – 5.3%
106,445	Lectra	$1,088,912
147,159	Microsoft Corp.	6,822,291
184,585	Oracle Corp.	7,065,914

		14,977,117
Specialty Retail – 0.8%
103,012	Matas A/S	2,368,708
Technology Hardware, Storage & Peripherals – 0.5%
40,400	Canon, Inc.	1,314,086
Thrifts & Mortgage Finance – 1.5%
292,975	Capitol Federal Financial, Inc.	3,462,965
39,629	Washington Federal, Inc.	806,846

		4,269,811
Tobacco – 2.1%
19,190	KT&G Corp.	1,717,623
131,859	Swedish Match AB	4,259,081

		5,976,704
Transportation Infrastructure – 1.2%
319,529	BBA Aviation PLC	1,682,311
73,668	Hamburger Hafen und Logistik AG	1,753,387

		3,435,698
Wireless Telecommunication Services – 6.5%
5,881,767	America Movil SAB de CV – Series L	7,428,199
136,600	NTT DOCOMO, Inc.	2,281,706
134,462	Rogers Communications, Inc. – Class B	5,033,619
1,120,822	Vodafone Group PLC	3,694,033

		18,437,557

Total Common Stock (cost $204,664,980)		232,798,608

Repurchase Agreement – 7.3%
$20,700,000	ING Financial Markets LLC, 0.0100%, dated 9/30/14, maturing 10/1/14 to be repurchased at $20,700,006 collateralized by $20,422,206 in U.S. Treasuries 0.8750%-3.1250%, 11/30/16-9/30/21 with a value of $21,114,115 (cost $20,700,000)	20,700,000

Total Investments (total cost $225,364,980) – 89.9%		253,498,608

Cash, Receivables and Other Assets, net of Liabilities – 10.1%		28,553,552

Net Assets – 100%		$282,052,160

Summary of Investments by Country – (Long Positions) (unaudited)

		% of Investment
Country	Value	Securities

United States††	$132,192,871	52.2%
United Kingdom	36,523,964	14.4
Japan	15,241,814	6.0
France	13,346,602	5.3
Switzerland	11,715,934	4.6
Canada	11,168,930	4.4
Mexico	10,931,018	4.3
Norway	5,932,299	2.3
Sweden	4,259,081	1.7
Denmark	2,368,708	0.9
Netherlands	2,354,661	0.9
Ireland	2,238,994	0.9
South Korea	1,927,589	0.8
Germany	1,753,387	0.7
Hong Kong	1,542,756	0.6

Total	$253,498,608	100.0%

††	Includes Cash Equivalents of 8.2%.

Schedule of Forward Currency Contracts, Open

			Unrealized
	Currency	Currency	Appreciation/
Counterparty/Currency and Settlement Date	Units Sold	Value	(Depreciation)

Credit Suisse International:
Euro 10/23/14	1,865,000	$2,355,661	$44,669
Japanese Yen 10/23/14	350,000,000	3,192,236	29,295

		5,547,897	73,964

HSBC Securities (USA), Inc.: Japanese Yen 10/9/14	353,000,000	3,219,226	182,167

JPMorgan Chase & Co.: Euro 10/16/14	3,654,000	4,615,093	114,959

RBC Capital Markets Corp.:
Euro 10/16/14	2,288,000	2,889,801	77,735
Japanese Yen 10/16/14	318,000,000	2,900,207	119,080

		5,790,008	196,815

Total		$19,172,224	$567,905

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

Janus Value Funds | 11

Perkins International Value Fund (unaudited)

FUND SNAPSHOT
We seek to deliver strong absolute returns across market cycles by attempting to minimize losses during declining markets, while participating in rising markets. We search the world for attractive risk/reward investment opportunities with the flexibility to buy bargain securities wherever they are located. By building a diversified portfolio of stocks, each analyzed with a focus on downside risk before upside potential, we take a cautious approach to capitalizing on opportunities and potentially compounding returns over the long-term.
Tadd Chessen co-portfolio manager	Christian Kirtley co-portfolio manager	Gregory Kolb co-portfolio manager

PERFORMANCE OVERVIEW

Perkins International Value Fund’s Class I Shares returned 5.61% over the year ended September 30, 2014, outperforming its primary benchmark, the MSCI EAFE Index, which returned 4.25% during the year. The Fund also outperformed its secondary benchmark, the MSCI All Country World ex-U.S. Index, which returned 4.77% in the same period. Increasingly, we see stock prices embedding significant optimism which may or may not be warranted. This makes it challenging to buy without also assuming significant downside risk. Over the past few years, stocks have seen the balance of risk and reward become much less favorable, in our view. This leads us to position the portfolio in what we believe is a cautious manner.

ECONOMIC OVERVIEW

Developed stock markets outside North America were somewhat volatile over the year ended September 30, 2014, with the MSCI EAFE Index gaining nearly 10% through early July before falling more than 7% to end the period up just 1.5% (each of these figures exclude dividends). The selloff came as investors digested a reduction in the Federal Reserve’s (Fed) securities purchase program and as foreign economies showed signs of slowing.

The STOXX Europe 600 Index, which represents large, mid and small capitalization companies across 18 countries of the European region, rose by 3.1% in dollar terms. We continue to believe that the massive rally in Eurozone assets since mid-2012, when the European Central Bank’s (ECB) Mario Draghi vowed to save the euro, rests upon a fragile foundation. Recent economic statistics have led some economists to begin using a new term when discussing Europe: “secular stagnation.” By this they mean that a particularly noxious mix of economic fundamentals – a very low nominal rate of growth, low and falling inflation, still high and worrisome government debt burdens and high unemployment – may mean that Europe is approaching the sort of “lost decade” experienced by Japan. Recently imposed sanctions against Russia, an important trading partner for export-oriented economies like Germany, have not helped matters. The bond market has taken notice, with yields on two-year sovereign bonds in Germany and several other countries recently turning negative. It is not often that governments can borrow two-year money and have investors pay them for the privilege. Given anemic growth and falling inflation (important countries such as Spain and Italy are now in outright deflation), many are calling for the ECB to consider a more radical program of quantitative easing, similar to what has been implemented by the Fed. We question the likely effectiveness of this given already low levels of government bond yields and the fact that financing in the euro zone is much more tied to bank lending than in the U.S. (though with European banks still overleveraged, the bond market has gained some traction over the last few years). We continue to believe the better risk/rewards in Europe are the multinationals, which aren’t completely dependent on local macroeconomic dynamics playing out in a benign manner.

The TOPIX Index, which measures stock prices on the Tokyo Stock Exchange, gained more than 11% in local yen terms, but the weakening of the yen meant the market was down slightly in dollars. Thus, the impressive market rally that began in late 2012 when Prime Minister Shinzo Abe came to power has lost steam in recent quarters. Recently revised economic growth figures showed that the sales tax hike in April 2014 did more damage than previously thought, with gross domestic product (GDP) shrinking by 1.8% in the second quarter, or 7.1% on an annualized basis. The Abe administration may have also misjudged the effects of the Bank of Japan’s (BoJ) huge quantitative easing program (note that the BoJ now owns a fifth of Japan’s outstanding government debt), as the weaker yen has failed to produce the boom in exports that many expected. This is partly because big exporters like Toyota have already moved much of their

12 | SEPTEMBER 30, 2014

(unaudited)

production overseas following years of yen strength. Another important pillar of Abe’s policies, structural reform, has seen limited tangible progress to date. We have trimmed our once sizable overweight position in Japan, given the strong run in many of our holdings. However, we are still identifying a reasonable number of attractive risk/reward opportunities, particularly at the lower end of the market-cap spectrum.

Emerging markets were modestly positive over the year ended September 30, 2014, reversing a small loss in the prior year to leave them roughly flat over the past two years. With large, important customers of emerging markets slowing (e.g., Europe and Japan), China’s economic growth faltering, and the Fed tapering its unconventional monetary policies, it is not surprising that emerging market stocks have struggled to make progress. While they have become a bit more interesting relative to developed market stocks given their huge underperformance since 2010, we remain concerned about the potential for a bust cycle following a huge credit cycle over the last decade-plus. Specifically, we are wary of structural imbalances in many of the countries (including, but not limited to, a reliance on foreign capital and persistent current account deficits), rapid credit growth over the last several years, deteriorating bank credit ratios, and uncertainty surrounding China’s transition from an investment-driven economy to one powered more by domestic consumption. We don’t believe emerging market stock valuations, generally, offer very compelling risk/rewards yet.

DETRACTORS FROM PERFORMANCE

Stock selection was weak in consumer staples and information technology. Our underweight positions in utilities also negatively impacted relative performance during the year. From a country perspective, stock selection in the UK and Denmark contributed negatively, as did our underweight exposure to Spain. Our cash weighting continues to be sizeable and detracted from relative performance.

Individual detractors were led by Tesco, a grocery and general merchandise retailer based in the UK. For nearly three years, Tesco has been in the process of fixing some long-standing problems in its core UK business, which represents the majority of its profits but has been contracting of late. During the period, the company announced a raft of negative news. First, it admitted that management’s strategy for turning the business around has largely failed, leading the board to bring in its first ever “outsider” to take over as CEO and leaving investors with great uncertainty about the path forward. Second, the company announced multiple profit warnings, the last of which entailed accounting irregularities discovered by new management. Third, the company cut its interim dividend and is thought to be mulling a rights issue to more easily deal with this period of reduced profitability. This investment has been a costly mistake for us thus far, but as we examine the current market price relative to asset value and our reduced view of long-term earnings power, we believe the near-term headwinds are more than reflected in the stock.

HeidelbergCement, another detractor, is the #3 global producer of cement and the top producer of aggregates. Global cement stocks rallied in 2Q14 after the announcement of a merger between #1 and #2 players Holcim and Lafarge, but have drifted subsequently given the long regulatory approval process for Lafarge-Holcim and macroeconomic concerns. Specific to HeidelbergCement, margins have recently declined in its highly profitable Indonesian business due to foreign currency weakness, reduced energy subsidies from the government, and a volume slowdown in advance of elections. We believe these risks are overly reflected in the share price. With cement volumes down 40% and 50% from the peak in the U.S. and Europe, combined with a relatively more stable portfolio of emerging market exposures, we believe HeidelbergCement offers limited downside from current levels and is well positioned to benefit from a recovery in developed markets.

Rounding out the list of detractors was Michael Page International, a UK-listed professional staffing and recruitment firm. All of its geographic regions have seen acceleration in hiring and activity levels, and the company’s earnings results have been in-line with consensus expectations. However, because permanent placement (which represents roughly 75% of Michael Page’s business) is economically sensitive and lumpy, with high operating leverage and low visibility, sentiment is very sensitive to macro headlines. Thus, recent unfavorable economic developments in important markets like Brazil, Australia and continental Europe have weighed on the stock. With its earnings more than 40% below peak, a strong global franchise, a net cash balance sheet and robust cash generation (even in bad times), we believe the risk/reward remains stacked in our favor.

CONTRIBUTORS TO PERFORMANCE

Stock selection in consumer discretionary and telecommunication services aided relative results for the year, as did our underweight exposure to the materials sector. From a country perspective, stock selection in

Janus Value Funds | 13

Perkins International Value Fund (unaudited)

Japan and Mexico contributed to performance, as did our underweight in Australia.

Individual contributors were led by America Movil, one of the world’s largest integrated telecom companies with over 300 million access lines in nearly 20 Latin American countries. The shares struggled in early 2014 in anticipation of regulatory changes in Mexico, the company’s most important market. Despite the regulatory overhang, we believed that America Movil’s unrivaled scale and diversification of operations, large free cash flow and strong balance sheet were significant competitive advantages that limited potential downside and would enable the company to weather the storm. Early in 3Q14, the same day the lower house in Mexico passed the new Telecom Laws, America Movil announced a series of planned divestments in its Mexican business that will allow it to abide by the new regulations but also maximize the value of its assets and give the company significant capital to deploy into better opportunities elsewhere. The market responded favorably to the news.

AstraZeneca, another contributor, is a leading global health care company based in the UK. During the period, the company released long-term revenue guidance that was well in excess of market consensus, driven in part by management’s confidence in its R&D pipeline of promising oncology and biologic products. Subsequent to this, news broke that Pfizer was interested in acquiring AstraZeneca at a price well above its then market value, fueled by tax arbitrage, operating cost synergies and a desire to benefit from Astra’s R&D pipeline. We sold our position as the stock appreciated to a level that we believed was no longer supported by the company’s operating fundamentals, leading us to conclude that potential downside meaningfully exceeded potential upside, particularly if the acquisition by Pfizer did not come to fruition.

Novartis, which also contributed, is a leading global health care company based in Switzerland. We have long felt that the company is very high quality and is capable of meaningfully higher earnings over our investment time horizon. During the period, Novartis announced a series of intelligent restructuring initiatives, including divestment of the Vaccines and Animal Health franchises at attractive prices (areas in which Novartis is subscale relative to peers and therefore has low margins), the purchase of promising oncology assets from GlaxoSmithKline (an area in which Novartis is a global top 3 player and thus competitively advantaged in sales/marketing capability and overall operating costs), and a $5 billion share repurchase, among other measures. The company also announced very favorable trial data for one of its late-stage research and development pipeline assets (LCZ696, a treatment for chronic heart failure) that increased the market’s confidence that this is likely to become a multibillion dollar “mega-blockbuster” product. All of this led the market to place a higher value on the stock.

PORTFOLIO POSITIONING & OUTLOOK

In our recently published whitepaper “Out of Sight, Out of Mind,” we encourage investors to consider the notion that as markets soar, it will benefit them to keep risk in their field of vision. Global markets – both stocks and bonds – have delivered remarkable gains to investors during the past five years. It appears to us that the balance between greed and fear that tends to drive markets, especially in later cycle stages, has tipped firmly toward greed, with investors more interested in maximizing gains (or “reaching for yield”) than in avoiding losses should volatility re-emerge. While it can be easy to forget about risk when stocks are rising, it is important to remember what Benjamin Graham called “tides of pessimism and euphoria that sweep the market,” and avoid being lulled into a false sense of security by several years of strong positive returns. We propose that instead of extrapolating the recent past, investors would be better off preparing for a changing market. Even a casual review of the economic situation reveals a number of alarming issues, including the ongoing euro crisis, the Federal Reserve’s “exit” strategy and China’s changing growth dynamics, among many others. Much more importantly, though, our stock-level research is uncovering significant downside exposures related to earnings sustainability, valuation expansion and balance sheet strength.

To that end, our portfolio is positioned with these downside risks firmly in mind. Specifically, we are overweight sectors which typically exhibit stable cash flows that are relatively less economically sensitive than the broad market. We believe the earnings streams from our holdings will prove more sustainable as a result. These include consumer staples and telecommunication services. We are also overweight industrials and energy, where we are finding a number of compelling bottom up valuations, but are significantly underweight financials and other more economically sensitive sectors such as materials and consumer discretionary. While we tend to steer clear of highly leveraged balance sheets as a matter of basic process, we are attempting to be especially mindful of both the extent and use of leverage in the current environment, which to us is characterized by extremely easy credit markets which may become tighter in the future, and thus leave over-indulgent companies in a difficult position. Finally, we continue to hold an above

14 | SEPTEMBER 30, 2014

(unaudited)

average roughly 18% cash position, which as we’ve noted in the past results from our bottom up stock-level research that has yielded fewer true bargains in recent years as the worldwide rally has progressed. In summary, we believe the bulk of the companies in our portfolio can be characterized as having sustainable earnings, reasonable valuations and strong balance sheets, and thus we believe we will be somewhat shielded from a more negative market environment should one develop.

Thank you for your investment and continued confidence in Perkins International Value Fund.

Janus Value Funds | 15

Perkins International Value Fund (unaudited)

Perkins International Value Fund At A Glance

5 Top Performers – Holdings

Contribution

America Movil SAB de CV – Series L	0.96%
AstraZeneca PLC	0.85%
Novartis AG	0.66%
Orkla ASA	0.57%
Royal Dutch Shell PLC – Class A	0.56%

5 Bottom Performers – Holdings

Contribution

Tesco PLC	–1.53%
HeidelbergCement AG	–0.28%
Michael Page International PLC	–0.23%
Rogers Communications, Inc. – Class B	–0.19%
Vicat	–0.16%

5 Top Performers – Sectors*

		Fund Weighting	MSCI EAFE®
	Fund Contribution	(Average % of Equity)	Index Weighting

Consumer Discretionary	1.20%	6.33%	11.75%
Telecommunication Services	0.76%	10.12%	5.22%
Energy	0.60%	9.11%	6.98%
Materials	0.55%	3.17%	8.08%
Health Care	0.36%	10.59%	10.36%

5 Bottom Performers – Sectors*

		Fund Weighting	MSCI EAFE®
	Fund Contribution	(Average % of Equity)	Index Weighting

Consumer Staples	–0.43%	17.66%	11.02%
Other**	–0.25%	17.33%	0.00%
Information Technology	–0.18%	2.32%	4.45%
Utilities	–0.16%	1.59%	3.71%
Financials	0.18%	4.33%	25.65%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.
*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

**	Not a GICS classified sector.

16 | SEPTEMBER 30, 2014

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of September 30, 2014

America Movil SAB de CV – Series L Wireless Telecommunication Services	3.4%
Novartis AG Pharmaceuticals	2.7%
GlaxoSmithKline PLC Pharmaceuticals	2.7%
Danone SA Food Products	2.6%
Royal Dutch Shell PLC – Class A Oil, Gas & Consumable Fuels	2.6%

14.0%

Asset Allocation – (% of Net Assets)
As of September 30, 2014

Emerging markets comprised 6.6% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)
As of September 30, 2014

As of September 30, 2013

Janus Value Funds | 17

Perkins International Value Fund (unaudited)

Performance

			Expense Ratios – per the January 28, 2014 prospectuses
Average Annual Total Return – for the periods ended September 30, 2014			(estimated for the fiscal year)
	One	Since	Total Annual Fund	Net Annual Fund
	Year	Inception*	Operating Expenses	Operating Expenses

Perkins International Value Fund – Class A Shares
NAV	5.45%	10.27%	4.66%	1.47%
MOP	–0.62%	6.00%

Perkins International Value Fund – Class C Shares
NAV	4.59%	9.41%	5.28%	2.07%
CDSC	3.59%	9.41%

Perkins International Value Fund – Class D Shares(1)	5.59%	10.37%	4.75%	1.24%

Perkins International Value Fund – Class I Shares	5.61%	10.52%	4.29%	1.10%

Perkins International Value Fund – Class N Shares	5.68%	10.57%	4.21%	1.04%

Perkins International Value Fund – Class S Shares	5.27%	10.08%	4.71%	1.54%

Perkins International Value Fund – Class T Shares	5.42%	10.32%	4.46%	1.29%

MSCI EAFE® Index	4.25%	10.21%

MSCI All Country World ex-U.S. IndexSM	4.77%	8.00%

Morningstar Quartile – Class I Shares	2nd	3rd

Morningstar Ranking – based on total return for Foreign Large Value Funds	122/383	195/383

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Net expense ratios reflect the expense waiver, if any, Janus Capital has contractually agreed to through February 1, 2015.

See important disclosures on the next page.

18 | SEPTEMBER 30, 2014

(unaudited)

The expense ratios shown are estimated.

A Fund’s performance may be affected by risks that include those associated with nondiversification, non-investment grade debt securities, high-yield/high-risk securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest. Additional risks to a Fund may also include, but are not limited to, those associated with investing in foreign securities, emerging markets, initial public offerings, real estate investment trusts (REITs), derivatives, short sales, commodity-linked investments and companies with relatively small market capitalizations. Each Fund has different risks. Please see a Janus prospectus for more information about risks, Fund holdings and other details.

Foreign securities are subject to additional risks including currency fluctuations, political and economic uncertainty, increased volatility and differing financial and information reporting standards, all of which are magnified in emerging markets.

Holding a meaningful portion of assets in cash or cash equivalents may negatively affect performance.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Until three years from inception, Janus Capital may recover expenses previously waived or reimbursed if the expense ratio falls below certain limits.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2014 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments and Other Information for index definitions.

A Fund’s portfolio may differ significantly from the securities held in an index. An index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Fund Report.”

*	The Fund’s inception date – April 1, 2013
(1)	Closed to new investors.

Janus Value Funds | 19

Perkins International Value Fund (unaudited)

Expense Examples
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees; administrative services fees payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses
The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				Hypothetical
	Actual			(5% return before expenses)
	Beginning	Ending	Expenses	Beginning	Ending	Expenses
	Account	Account	Paid During	Account	Account	Paid During	Net Annualized
	Value	Value	Period	Value	Value	Period	Expense Ratio
	(4/1/14)	(9/30/14)	(4/1/14 - 9/30/14)†	(4/1/14)	(9/30/14)	(4/1/14 - 9/30/14)†	(4/1/14 - 9/30/14)

Class A Shares	$1,000.00	$993.00	$6.35	$1,000.00	$1,018.70	$6.43	1.27%

Class C Shares	$1,000.00	$990.40	$10.13	$1,000.00	$1,014.89	$10.25	2.03%

Class D Shares	$1,000.00	$993.90	$5.75	$1,000.00	$1,019.30	$5.82	1.15%

Class I Shares	$1,000.00	$994.80	$4.95	$1,000.00	$1,020.11	$5.01	0.99%

Class N Shares	$1,000.00	$994.80	$4.95	$1,000.00	$1,020.11	$5.01	0.99%

Class S Shares	$1,000.00	$992.20	$7.39	$1,000.00	$1,017.65	$7.49	1.48%

Class T Shares	$1,000.00	$993.90	$6.15	$1,000.00	$1,018.90	$6.23	1.23%

†	Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

20 | SEPTEMBER 30, 2014

Perkins International Value Fund

Schedule of Investments

As of September 30, 2014

Shares or Principal Amount		Value

Common Stock – 82.0%
Aerospace & Defense – 3.6%
33,440	BAE Systems PLC	$255,485
14,222	Cobham PLC	66,739
1,992	Safran SA	128,958

		451,182
Air Freight & Logistics – 1.0%
1,024	Panalpina Welttransport Holding AG	128,779
Auto Components – 0.5%
2,900	Takata Corp.	65,857
Automobiles – 0.5%
744	Daimler AG	57,057
Beverages – 1.8%
22,610	C&C Group PLC	119,862
20,785	Stock Spirits Group PLC	98,186

		218,048
Chemicals – 2.3%
9,176	Borregaard ASA	52,723
4,600	Nippon Fine Chemical Co., Ltd.	33,494
7,200	Nitto FC Co., Ltd.	43,683
4,606	Potash Corp. of Saskatchewan, Inc.	159,511

		289,411
Commercial Services & Supplies – 3.7%
69,762	G4S PLC	282,841
2,300	Secom Co., Ltd.	137,152
1,700	Secom Joshinetsu Co., Ltd.	44,111

		464,104
Communications Equipment – 0.4%
1,800	Icom, Inc.	45,121
Construction Materials – 1.4%
1,654	HeidelbergCement AG	109,278
998	Vicat	64,603

		173,881
Diversified Consumer Services – 0.1%
4,100	Shingakukai Co., Ltd.	14,498
Diversified Financial Services – 0.9%
1,613	Deutsche Boerse AG	108,886
Diversified Telecommunication Services – 2.3%
48,000	Singapore Telecommunications, Ltd.	142,688
4,997	Telenor ASA	109,691
755	Verizon Communications, Inc.	37,871

		290,250
Electrical Equipment – 1.8%
6,967	ABB, Ltd.	155,913
5,900	Cosel Co., Ltd.	69,872

		225,785
Electronic Equipment, Instruments & Components – 0.2%
2,500	Kitagawa Industries Co., Ltd.	25,719
Food & Staples Retailing – 2.0%
82,273	Tesco PLC	246,083
Food Products – 8.2%
4,783	Danone SA	319,275
3,241	Nestle SA	237,776
28,346	Orkla ASA	256,603
5,087	Unilever NV	202,184

		1,015,838
Health Care Equipment & Supplies – 0.5%
150	Medikit Co., Ltd.	4,695
1,600	Nakanishi, Inc.	58,976

		63,671
Health Care Providers & Services – 0.8%
3,200	As One Corp.	100,359
Industrial Conglomerates – 1.5%
8,794	Smiths Group PLC	180,101
Insurance – 0.9%
4,700	Sompo Japan Nipponkoa Holdings, Inc.	114,211
Machinery – 0.1%
1,472	Sansei Technologies, Inc.	7,874
Marine – 0.9%
30,170	Irish Continental Group PLC	105,202
Media – 2.5%
2,380	Daekyo Co., Ltd.	16,525
6,099	Grupo Televisa SAB (ADR)	206,634
8,615	UBM PLC	81,098

		304,257
Multi-Utilities – 1.4%
3,913	GDF Suez	97,855
4,241	Suez Environment Co.	71,417

		169,272
Oil, Gas & Consumable Fuels – 8.9%
7,097	BP PLC (ADR)	311,913
4,527	Canadian Natural Resources, Ltd.	175,897
8,395	Cenovus Energy, Inc.	225,881
8,267	Royal Dutch Shell PLC – Class A	315,273
1,144	Total SA	73,926

		1,102,890
Personal Products – 0.5%
1,500	Pola Orbis Holdings, Inc.	58,798
Pharmaceuticals – 8.2%
14,744	GlaxoSmithKline PLC	337,409
3,592	Novartis AG	338,359
610	Roche Holding AG	180,660
1,354	Sanofi	152,733

		1,009,161
Professional Services – 1.8%
32,090	Michael Page International PLC	217,012
Real Estate Management & Development – 2.2%
6,058	Brookfield Real Estate Services, Inc.	75,089
12,000	Cheung Kong Holdings, Ltd.	196,948

		272,037
Software – 0.9%
5,597	Lectra	57,257
500	Nintendo Co., Ltd.	54,427

		111,684

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

Janus Value Funds | 21

Perkins International Value Fund

Schedule of Investments

As of September 30, 2014

Shares or Principal Amount		Value

Specialty Retail – 2.4%
5,202	Matas A/S	$119,617
2,900	Nitori Holdings Co., Ltd.	179,688

		299,305
Technology Hardware, Storage & Peripherals – 0.9%
3,600	Canon, Inc.	117,097
Tobacco – 5.7%
6,513	Imperial Tobacco Group PLC	280,121
1,911	KT&G Corp.	171,046
7,953	Swedish Match AB	256,884

		708,051
Trading Companies & Distributors – 0.2%
1,800	Kuroda Electric Co., Ltd.	26,435
Transportation Infrastructure – 2.5%
21,001	BBA Aviation PLC	110,570
155	Flughafen Zuerich AG	97,109
4,531	Hamburger Hafen und Logistik AG	107,843

		315,522
Wireless Telecommunication Services – 8.5%
330,681	America Movil SAB de CV – Series L	417,624
8,962	NTT DOCOMO, Inc.	149,697
7,544	Rogers Communications, Inc. – Class B	282,412
61,768	Vodafone Group PLC	203,576

		1,053,309

Total Common Stock (cost $9,807,973)		10,156,747

Repurchase Agreement – 8.1%
$1,000,000	ING Financial Markets LLC, 0.0100%, dated 9/30/14, maturing 10/1/14 to be repurchased at $1,000,000 collateralized by $986,580 in U.S. Treasuries 0.8750%-3.1250%, 11/30/16-9/30/21 with a value of $1,020,006 (cost $1,000,000)	1,000,000

Total Investments (total cost $10,807,973) – 90.1%		11,156,747

Cash, Receivables and Other Assets, net of Liabilities – 9.9%		1,229,461

Net Assets – 100%		$12,386,208

Summary of Investments by Country – (Long Positions) (unaudited)

		% of Investment
Country	Value	Securities

United Kingdom	$2,986,407	26.8%
Japan	1,351,764	12.1
Switzerland	1,138,596	10.2
United States††	1,037,871	9.3
France	966,024	8.7
Canada	918,790	8.2
Mexico	624,258	5.6
Norway	419,017	3.7
Germany	383,064	3.4
Sweden	256,884	2.3
Ireland	225,064	2.0
Netherlands	202,184	1.8
Hong Kong	196,948	1.8
South Korea	187,571	1.7
Singapore	142,688	1.3
Denmark	119,617	1.1

Total	$11,156,747	100.0%

††	Includes Cash Equivalents of 9.0%.

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

22 | SEPTEMBER 30, 2014

Notes to Schedules of Investments and Other Information

MSCI All Country World ex-U.S. IndexSM	An unmanaged, free float-adjusted market capitalization weighted index composed of stocks of companies located in countries throughout the world, excluding the United States. It is designed to measure equity market performance in global developed and emerging markets outside the United States. The index includes reinvestment of dividends, net of foreign withholding taxes.

MSCI All Country World IndexSM	An unmanaged, free float-adjusted market capitalization weighted index composed of stocks of companies located in countries throughout the world. It is designed to measure equity market performance in global developed and emerging markets. The index includes reinvestment of dividends, net of foreign withholding taxes.

MSCI EAFE® Index	A free float-adjusted market capitalization weighted index designed to measure developed market equity performance. The MSCI EAFE® Index is composed of companies representative of the market structure of developed market countries. The index includes reinvestment of dividends, net of foreign withholding taxes.

MSCI World IndexSM	A free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed market countries in North America, Europe, and the Asia/Pacific Region. The index includes reinvestment of dividends, net of foreign withholding taxes.

ADR	American Depositary Receipt

LLC	Limited Liability Company

PLC	Public Limited Company

U.S. Shares	Securities of foreign companies trading on an American stock exchange.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of September 30, 2014. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of September 30, 2014)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs	Unobservable Inputs

Perkins Global Value Fund
Assets
Investments in Securities:
Common Stock
Beverages	$13,343,611	$4,222,435	$–
Chemicals	1,297,216	1,378,750	–
Commercial Services & Supplies	4,699,335	7,491,339	–
Communications Equipment	1,411,911	666,785	–
Diversified Consumer Services	–	431,038	–
Diversified Telecommunication Services	568,313	1,608,180	–
Electrical Equipment	–	1,147,565	–
Electronic Equipment, Instruments & Components	–	718,084	–
Food & Staples Retailing	4,493,090	4,937,326	–
Food Products	–	16,102,699	–
Health Care Equipment & Supplies	5,901,958	844,469	–
Health Care Providers & Services	–	1,417,572	–
Insurance	1,351,367	1,754,480	–
Machinery	–	147,931	–
Media	3,502,819	1,705,197	–
Multi-Utilities	–	2,307,006	–
Oil, Gas & Consumable Fuels	14,024,561	6,865,952	–
Personal Products	–	423,349	–
Pharmaceuticals	9,816,253	17,582,040	–
Real Estate Management & Development	–	1,542,756	–

Janus Value Funds | 23

Notes to Schedules of Investments and Other Information (continued)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs	Unobservable Inputs

Software	$13,888,205	$1,088,912	$–
Specialty Retail	–	2,368,708	–
Technology Hardware, Storage & Peripherals	–	1,314,086	–
Tobacco	–	5,976,704	–
Transportation Infrastructure	–	3,435,698	–
Wireless Telecommunication Services	12,461,818	5,975,739	–
All Other	52,583,351	–	–

Repurchase Agreement	–	20,700,000	–

Total Investments in Securities	$139,343,808	$114,154,800	$–

Other Financial Instruments(a):
Forward Currency Contracts	$–	$567,905	$–

Total Assets	$139,343,808	$114,722,705	$–

Perkins International Value Fund
Assets
Investments in Securities:
Common Stock
Aerospace & Defense	$–	$451,182	$–
Air Freight & Logistics	–	128,779	–
Auto Components	–	65,857	–
Automobiles	–	57,057	–
Beverages	–	218,048	–
Chemicals	159,511	129,900	–
Commercial Services & Supplies	–	464,104	–
Communications Equipment	–	45,121	–
Construction Materials	–	173,881	–
Diversified Consumer Services	–	14,498	–
Diversified Financial Services	–	108,886	–
Diversified Telecommunication Services	37,871	252,379	–
Electrical Equipment	–	225,785	–
Electronic Equipment, Instruments & Components	–	25,719	–
Food & Staples Retailing	–	246,083	–
Food Products	–	1,015,838	–
Health Care Equipment & Supplies	–	63,671	–
Health Care Providers & Services	–	100,359	–
Industrial Conglomerates	–	180,101	–
Insurance	–	114,211	–
Machinery	–	7,874	–
Marine	–	105,202	–
Media	206,634	97,623	–
Multi-Utilities	–	169,272	–
Oil, Gas & Consumable Fuels	713,691	389,199	–
Personal Products	–	58,798	–
Pharmaceuticals	–	1,009,161	–
Professional Services	–	217,012	–
Real Estate Management & Development	75,089	196,948	–
Software	–	111,684	–
Specialty Retail	–	299,305	–
Technology Hardware, Storage & Peripherals	–	117,097	–
Tobacco	–	708,051	–
Trading Companies & Distributors	–	26,435	–
Transportation Infrastructure	–	315,522	–
Wireless Telecommunication Services	700,036	353,273	–

Repurchase Agreement	–	1,000,000	–

Total Assets	$1,892,832	$9,263,915	$–

(a)	Other financial instruments include futures, forward currency, written options, and swap contracts. Forward currency contracts and swap contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract’s value from trade date. Futures are reported at their variation margin at measurement date, which represents the amount due to/from each Fund at that date. Options are reported at their market value at measurement date.

24 | SEPTEMBER 30, 2014

Statements of Assets and Liabilities

	Perkins Global	Perkins International
As of September 30, 2014	Value Fund	Value Fund

Assets:
Investments at cost(1)	$225,364,980	$10,807,973
Investments at value	$232,798,608	$10,156,747
Repurchase agreements at value	20,700,000	1,000,000
Cash	28,502,007	1,281,534
Cash denominated in foreign currency(2)	29,864	1,983
Forward currency contracts	567,905	–
Closed foreign currency contracts	6,275	–
Non-interested Trustees’ deferred compensation	5,839	256
Receivables:
Investments sold	1,238,214	4,483
Fund shares sold	133,528	550
Dividends	706,337	28,818
Foreign dividend tax reclaim	264,503	13,408
Other assets	5,057	226
Total Assets	284,958,137	12,488,005
Liabilities:
Payables:
Investments purchased	2,401,798	31,011
Fund shares repurchased	213,601	–
Advisory fees	129,492	136
Fund administration fees	2,355	105
Internal servicing cost	583	28
Administrative services fees	26,063	438
Distribution fees and shareholder servicing fees	15,491	306
Administrative, networking and omnibus fees	10,606	22
Non-interested Trustees’ fees and expenses	1,963	81
Non-interested Trustees’ deferred compensation fees	5,839	256
Accrued expenses and other payables	98,186	69,414
Total Liabilities	2,905,977	101,797
Net Assets	$282,052,160	$12,386,208

See footnotes at the end of the Statements.
See Notes to Financial Statements.

Janus Value Funds | 25

Statements of Assets and Liabilities  (continued)

	Perkins Global	Perkins International
As of September 30, 2014	Value Fund	Value Fund

Net Assets Consist of:
Capital (par value and paid-in surplus)*	$239,842,689	$11,552,146
Undistributed net investment income/(loss)*	3,814,498	228,610
Undistributed net realized gain/(loss) from investment and foreign currency transactions*	9,718,426	258,153
Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	28,676,547	347,299
Total Net Assets	$282,052,160	$12,386,208
Net Assets - Class A Shares	$24,290,722	$229,221
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,659,695	20,066
Net Asset Value Per Share(3)	$14.64	$11.42
Maximum Offering Price Per Share(4)	$15.53	$12.12
Net Assets - Class C Shares	$11,928,444	$251,946
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	832,598	22,219
Net Asset Value Per Share(3)	$14.33	$11.34
Net Assets - Class D Shares	$101,485,729	$2,345,778
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	6,868,903	205,710
Net Asset Value Per Share	$14.77	$11.40
Net Assets - Class I Shares	$65,528,987	$7,238,929
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	4,496,227	634,371
Net Asset Value Per Share	$14.57	$11.41
Net Assets - Class N Shares	$3,179,548	$1,374,732
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	218,949	120,383
Net Asset Value Per Share	$14.52	$11.42
Net Assets - Class S Shares	$320,260	$212,703
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	21,623	18,588
Net Asset Value Per Share	$14.81	$11.44
Net Assets - Class T Shares	$75,318,470	$732,899
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	5,108,437	64,249
Net Asset Value Per Share	$14.74	$11.41

*	See “Federal Income Tax” in Notes to Financial Statements.
(1)	Includes cost of repurchase agreements of $20,700,000 and $1,000,000 for Perkins Global Value Fund and Perkins International Value Fund, respectively.
(2)	Includes cost of $29,864 and $1,983 for Perkins Global Value Fund and Perkins International Value Fund, respectively.
(3)	Redemption price per share may be reduced for any applicable contingent deferred sales charge.
(4)	Maximum offering price is computed at 100/94.25 of net asset value.
See Notes to Financial Statements.

26 | SEPTEMBER 30, 2014

Statements of Operations

	Perkins Global	Perkins International
For the year ended September 30, 2014	Value Fund	Value Fund

Investment Income:
Interest	$11,967	$546
Dividends	7,863,503	392,928
Other income	713	–
Foreign tax withheld	(389,460)	(29,629)
Total Investment Income	7,486,723	363,845
Expenses:
Advisory fees	1,567,097	89,791
Internal servicing expense - Class A Shares	2,646	32
Internal servicing expense - Class C Shares	1,078	60
Internal servicing expense - Class I Shares	1,640	231
Shareholder reports expense	63,236	1,029
Transfer agent fees and expenses	50,859	1,730
Registration fees	130,425	91,792
Custodian fees	19,059	12,826
Professional fees	54,523	35,761
Non-interested Trustees’ fees and expenses	5,782	317
Fund administration fees	22,719	1,052
Administrative services fees - Class D Shares	120,532	2,179
Administrative services fees - Class S Shares	798	599
Administrative services fees - Class T Shares	171,344	1,755
Distribution fees and shareholder servicing fees - Class A Shares	64,100	645
Distribution fees and shareholder servicing fees - Class C Shares	77,821	2,773
Distribution fees and shareholder servicing fees - Class S Shares	798	599
Administrative, networking and omnibus fees - Class A Shares	19,026	–
Administrative, networking and omnibus fees - Class C Shares	6,933	–
Administrative, networking and omnibus fees - Class I Shares	22,358	–
Other expenses	19,991	7,006
Total Expenses	2,422,765	250,177
Less: Expense and Fee Offset	(135)	–
Less: Excess Expense Reimbursement	(4,439)	(130,556)
Net Expenses	2,418,191	119,621
Net Investment Income/(Loss)	5,068,532	244,224
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	11,923,646	330,004
Total Net Realized Gain/(Loss) on Investments	11,923,646	330,004
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	5,950,211	(37,233)
Total Change in Unrealized Net Appreciation/Depreciation	5,950,211	(37,233)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$22,942,389	$536,995

See Notes to Financial Statements.

Janus Value Funds | 27

Statements of Changes in Net Assets

	Perkins Global		Perkins International
	Value Fund		Value Fund
For each year or period ended September 30	2014	2013(1)	2014	2013(1)(2)

Operations:
Net investment income/(loss)	$5,068,532	$3,246,891	$244,224	$35,796
Net realized gain/(loss) on investments	11,923,646	7,712,554	330,004	36,863
Change in unrealized net appreciation/depreciation	5,950,211	12,874,286	(37,233)	384,533
Net Increase/(Decrease) in Net Assets Resulting from Operations	22,942,389	23,833,731	536,995	457,192
Dividends and Distributions to Shareholders:
Net Investment Income*
Class A Shares	(452,496)	(242,526)	(1,050)	–
Class C Shares	(116,724)	(16,044)	–	–
Class D Shares	(2,091,204)	(1,693,183)	(9,902)	–
Class I Shares	(610,338)	(71,668)	(53,773)	–
Class N Shares	(133,908)	(138,360)	(7,593)	–
Class S Shares	(5,793)	(5,570)	(90)	–
Class T Shares	(1,382,163)	(762,470)	(3,741)	–
Net Realized Gain from Investment Transactions*
Class A Shares	(694,173)	(472,565)	(1,983)	–
Class C Shares	(198,570)	(38,674)	(2,201)	–
Class D Shares	(3,110,966)	(3,304,412)	(11,255)	–
Class I Shares	(837,537)	(149,302)	(53,603)	–
Class N Shares	(183,829)	(238,945)	(7,748)	–
Class S Shares	(10,074)	(12,843)	(1,844)	–
Class T Shares	(2,033,367)	(1,501,986)	(5,341)	–
Net Decrease from Dividends and Distributions to Shareholders	(11,861,142)	(8,648,548)	(160,124)	–
Capital Share Transactions:
Shares Sold
Class A Shares	19,427,912	12,639,922	–	464,570
Class C Shares	8,069,153	3,534,836	40,001	428,571
Class D Shares	10,828,229	14,446,551	1,789,445	1,426,527
Class I Shares	51,890,864	18,589,155	5,082,931	2,515,572
Class N Shares	716,805	764,312	503,933	780,439
Class S Shares	39,962	4,300	–	477,331
Class T Shares	34,686,065	21,884,886	209,201	895,663
Reinvested Dividends and Distributions
Class A Shares	1,135,793	691,441	3,033	–
Class C Shares	196,937	54,718	2,201	–
Class D Shares	5,152,299	4,942,024	20,309	–
Class I Shares	1,074,822	135,657	104,591	–
Class N Shares	317,737	377,305	15,341	–
Class S Shares	15,867	18,413	1,934	–
Class T Shares	3,372,081	2,238,698	9,082	–

See footnotes at the end of the Statements.
See Notes to Financial Statements.

28 | SEPTEMBER 30, 2014

	Perkins Global		Perkins International
	Value Fund		Value Fund
For each year or period ended September 30	2014	2013(1)	2014	2013(1)(2)

Shares Repurchased
Class A Shares	(19,515,545)	(3,206,972)	(296,976)	–
Class C Shares	(834,358)	(353,859)	(273,500)	–
Class D Shares	(14,432,622)	(11,248,837)	(935,629)	(83,637)
Class I Shares	(11,628,999)	(1,374,469)	(768,366)	(28,993)
Class N Shares	(3,941,404)	(947,342)	(19,825)	–
Class S Shares	(60,543)	(47,320)	(277,656)	(45,155)
Class T Shares	(19,217,268)	(13,296,204)	(488,793)	–
Net Increase/(Decrease) from Capital Share Transactions	67,293,787	49,847,215	4,721,257	6,830,888
Net Increase/(Decrease) in Net Assets	78,375,034	65,032,398	5,098,128	7,288,080
Net Assets:
Beginning of period	203,677,126	138,644,728	7,288,080	–
End of period	$282,052,160	$203,677,126	$12,386,208	$7,288,080

Undistributed Net Investment Income/(Loss)*	$3,814,498	$3,005,873	$228,610	$39,314

*	See “Federal Income Tax” in Notes to Financial Statements.
(1)	Amounts reflect current year presentation. Prior year amounts were disclosed in thousands.
(2)	Period from April 1, 2013 (inception date) through September 30, 2013.

See Notes to Financial Statements.

Janus Value Funds | 29

Financial Highlights

Class A Shares

For a share outstanding during each year or period ended	Perkins Global Value Fund
September 30 and the period ended October 31, 2009	2014	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$13.97	$12.88	$11.62	$11.60	$10.90	$9.44
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.28(3)	0.34	0.36	0.25	0.19	0.06
Net gain/(loss) on investments (both realized and unrealized)	1.16	1.58	1.60	(0.01)	0.68	1.40
Total from Investment Operations	1.44	1.92	1.96	0.24	0.87	1.46
Less Distributions and Other:
Dividends (from net investment income)*	(0.30)	(0.28)	(0.36)	(0.22)	(0.17)	–
Distributions (from capital gains)*	(0.47)	(0.55)	(0.34)	–	–	–
Redemption fees	N/A	N/A	–	–(4)	–	–
Total Distributions and Other	(0.77)	(0.83)	(0.70)	(0.22)	(0.17)	–
Net Asset Value, End of Period	$14.64	$13.97	$12.88	$11.62	$11.60	$10.90
Total Return**	10.71%	15.78%	17.58%	1.97%	8.08%	15.47%
Net Assets, End of Period (in thousands)	$24,291	$21,864	$10,379	$248	$160	$16
Average Net Assets for the Period (in thousands)	$25,640	$14,952	$4,748	$184	$189	$6
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.09%	1.10%	1.21%	1.27%	1.40%	0.93%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.09%	1.10%	1.21%	1.26%	1.40%	0.84%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.95%	1.87%	2.17%	2.01%	2.45%	0.50%
Portfolio Turnover Rate	19%	22%	37%	51%	49%	62%

Class A Shares

	Perkins International Value Fund
For a share outstanding during each year or period ended September 30	2014	2013(5)

Net Asset Value, Beginning of Period	$10.98	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.21(3)	0.10
Net gain/(loss) on investments (both realized and unrealized)	0.38	0.88
Total from Investment Operations	0.59	0.98
Less Distributions:
Dividends (from net investment income)*	(0.05)	–
Distributions (from capital gains)*	(0.10)	–
Total Distributions	(0.15)	–
Net Asset Value, End of Period	$11.42	$10.98
Total Return**	5.45%	9.80%
Net Assets, End of Period (in thousands)	$229	$508
Average Net Assets for the Period (in thousands)	$258	$460
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	2.20%	12.52%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.20%	1.36%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.80%	1.80%
Portfolio Turnover Rate	37%	7%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Per share amounts are calculated based on average shares outstanding during the year.
(4)	Redemption fees aggregated less than $0.005 on a per share basis. Redemption fees were eliminated effective April 2, 2012.
(5)	Period from April 1, 2013 (inception date) through September 30, 2013.

See Notes to Financial Statements.

30 | SEPTEMBER 30, 2014

Class C Shares

For a share outstanding during each year or period ended	Perkins Global Value Fund
September 30 and the period ended October 31, 2009	2014	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$13.77	$12.75	$11.50	$11.52	$10.92	$9.44
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.17(3)	0.28	0.27	0.23	0.16	0.03
Net gain/(loss) on investments (both realized and unrealized)	1.13	1.52	1.65	(0.06)	0.60	1.45
Total from Investment Operations	1.30	1.80	1.92	0.17	0.76	1.48
Less Distributions and Other:
Dividends (from net investment income)*	(0.27)	(0.23)	(0.33)	(0.19)	(0.16)	–
Distributions (from capital gains)*	(0.47)	(0.55)	(0.34)	–	–	–
Redemption fees	N/A	N/A	–	–(4)	–	–
Total Distributions and Other	(0.74)	(0.78)	(0.67)	(0.19)	(0.16)	–
Net Asset Value, End of Period	$14.33	$13.77	$12.75	$11.50	$11.52	$10.92
Total Return**	9.80%	14.87%	17.35%	1.38%	7.03%	15.68%
Net Assets, End of Period (in thousands)	$11,928	$4,296	$902	$133	$15	$13
Average Net Assets for the Period (in thousands)	$7,782	$1,828	$492	$56	$13	$3
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.85%	1.89%	1.59%(5)	1.90%	1.92%	1.79%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.85%	1.89%	1.59%(5)	1.90%	1.91%	1.63%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.18%	1.04%	1.56%	1.73%	1.62%	0.31%
Portfolio Turnover Rate	19%	22%	37%	51%	49%	62%

Class C Shares

	Perkins International Value Fund
For a share outstanding during each year or period ended September 30	2014	2013(6)

Net Asset Value, Beginning of Period	$10.94	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.12(3)	0.07
Net gain/(loss) on investments (both realized and unrealized)	0.38	0.87
Total from Investment Operations	0.50	0.94
Less Distributions:
Dividends (from net investment income)*	–	–
Distributions (from capital gains)*	(0.10)	–
Total Distributions	(0.10)	–
Net Asset Value, End of Period	$11.34	$10.94
Total Return**	4.59%	9.40%
Net Assets, End of Period (in thousands)	$252	$469
Average Net Assets for the Period (in thousands)	$277	$447
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	3.02%	13.51%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	2.00%	2.06%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.04%	1.14%
Portfolio Turnover Rate	37%	7%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Per share amounts are calculated based on average shares outstanding during the year.
(4)	Redemption fees aggregated less than $0.005 on a per share basis. Redemption fees were eliminated effective April 2, 2012.
(5)	A non-recurring expense adjustment impacted the Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets and Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets. The ratio would be 2.03% and 2.03%, respectively, without the inclusion of the non-recurring expense adjustment.
(6)	Period from April 1, 2013 (inception date) through September 30, 2013.

See Notes to Financial Statements.

Janus Value Funds | 31

Financial Highlights  (continued)

Class D Shares

	Perkins Global Value Fund
For a share outstanding during each year or period ended September 30	2014	2013	2012	2011	2010(1)

Net Asset Value, Beginning of Period	$14.09	$12.97	$11.67	$11.65	$11.16
Income/(loss) from Investment Operations:
Net investment income/(loss)	0.31(2)	0.38	0.26	0.30	0.19
Net gain/(loss) on investments (both realized and unrealized)	1.15	1.57	1.73	(0.02)	0.30
Total from Investment Operations	1.46	1.95	1.99	0.28	0.49
Less Distributions and Other:
Dividends (from net investment income)*	(0.31)	(0.28)	(0.35)	(0.26)	–
Distributions (from capital gains)*	(0.47)	(0.55)	(0.34)	–	–
Redemption fees	N/A	N/A	–(3)	–(3)	–(3)
Total Distributions and Other	(0.78)	(0.83)	(0.69)	(0.26)	–
Net Asset Value, End of Period	$14.77	$14.09	$12.97	$11.67	$11.65
Total Return**	10.76%	15.91%	17.72%	2.30%	4.39%
Net Assets, End of Period (in thousands)	$101,486	$94,989	$79,206	$70,479	$74,552
Average Net Assets for the Period (in thousands)	$100,443	$86,385	$75,550	$76,920	$74,175
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.95%	0.98%	1.04%	1.03%	1.30%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.95%	0.98%	1.04%	1.03%	1.30%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	2.10%	1.97%	2.12%	2.25%	2.61%
Portfolio Turnover Rate	19%	22%	37%	51%	49%

Class D Shares

	Perkins International Value Fund
For a share outstanding during each year or period ended September 30	2014	2013(4)

Net Asset Value, Beginning of Period	$10.98	$10.00
Income/(loss) from Investment Operations:
Net investment income/(loss)	0.22(2)	0.06
Net gain/(loss) on investments (both realized and unrealized)	0.39	0.92
Total from Investment Operations	0.61	0.98
Less Distributions:
Dividends (from net investment income)*	(0.09)	–
Distributions (from capital gains)*	(0.10)	–
Total Distributions	(0.19)	–
Net Asset Value, End of Period	$11.40	$10.98
Total Return**	5.59%	9.80%
Net Assets, End of Period (in thousands)	$2,346	$1,439
Average Net Assets for the Period (in thousands)	$1,816	$931
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	2.44%	11.24%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.17%	1.16%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.92%	1.48%
Portfolio Turnover Rate	37%	7%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from February 16, 2010 (inception date) through September 30, 2010.
(2)	Per share amounts are calculated based on average shares outstanding during the year.
(3)	Redemption fees aggregated less than $0.005 on a per share basis. Redemption fees were eliminated effective April 2, 2012.
(4)	Period from April 1, 2013 (inception date) through September 30, 2013.

See Notes to Financial Statements.

32 | SEPTEMBER 30, 2014

Class I Shares

For a share outstanding during each year or period ended	Perkins Global Value Fund
September 30 and the period ended October 31, 2009	2014	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$13.92	$12.78	$11.51	$11.52	$10.92	$9.44
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.32(3)	0.43	0.37	0.38	0.16	0.02
Net gain/(loss) on investments (both realized and unrealized)	1.14	1.52	1.60	(0.09)	0.61	1.46
Total from Investment Operations	1.46	1.95	1.97	0.29	0.77	1.48
Less Distributions and Other:
Dividends (from net investment income)*	(0.34)	(0.26)	(0.36)	(0.30)	(0.17)	–
Distributions (from capital gains)*	(0.47)	(0.55)	(0.34)	–	–	–
Redemption fees	N/A	N/A	–(4)	–(4)	–	–
Total Distributions and Other	(0.81)	(0.81)	(0.70)	(0.30)	(0.17)	–
Net Asset Value, End of Period	$14.57	$13.92	$12.78	$11.51	$11.52	$10.92
Total Return**	10.89%	16.15%	17.87%	2.40%	7.15%	15.68%
Net Assets, End of Period (in thousands)	$65,529	$22,746	$3,452	$4,517	$2,675	$562
Average Net Assets for the Period (in thousands)	$39,067	$14,092	$6,386	$3,934	$600	$58
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.81%	0.82%	0.95%	0.91%	1.28%	0.85%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.81%	0.82%	0.95%	0.90%	1.27%	0.54%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	2.23%	2.30%	2.20%	2.55%	1.33%	(0.10)%
Portfolio Turnover Rate	19%	22%	37%	51%	49%	62%

Class I Shares

	Perkins International Value Fund
For a share outstanding during each year or period ended September 30	2014	2013(5)

Net Asset Value, Beginning of Period	$11.00	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.27(3)	0.03
Net gain/(loss) on investments (both realized and unrealized)	0.34	0.97
Total from Investment Operations	0.61	1.00
Less Distributions:
Dividends (from net investment income)*	(0.10)	–
Distributions (from capital gains)*	(0.10)	–
Total Distributions	(0.20)	–
Net Asset Value, End of Period	$11.41	$11.00
Total Return**	5.61%	10.00%
Net Assets, End of Period (in thousands)	$7,239	$2,583
Average Net Assets for the Period (in thousands)	$6,812	$967
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	2.14%	6.34%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.99%	0.92%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	2.34%	1.49%
Portfolio Turnover Rate	37%	7%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Per share amounts are calculated based on average shares outstanding during the year.
(4)	Redemption fees aggregated less than $0.005 on a per share basis. Redemption fees were eliminated effective April 2, 2012.
(5)	Period from April 1, 2013 (inception date) through September 30, 2013.

See Notes to Financial Statements.

Janus Value Funds | 33

Financial Highlights  (continued)

Class N Shares

	Perkins Global Value Fund
For a share outstanding during each year or period ended September 30	2014	2013	2012(1)

Net Asset Value, Beginning of Period	$13.86	$12.78	$11.55
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.28(2)	0.41	0.03
Net gain/(loss) on investments (both realized and unrealized)	1.19	1.54	1.20
Total from Investment Operations	1.47	1.95	1.23
Less Distributions:
Dividends (from net investment income)*	(0.34)	(0.32)	–
Distributions (from capital gains)*	(0.47)	(0.55)	–
Total Distributions	(0.81)	(0.87)	–
Net Asset Value, End of Period	$14.52	$13.86	$12.78
Total Return**	11.01%	16.17%	10.65%
Net Assets, End of Period (in thousands)	$3,180	$6,009	$5,317
Average Net Assets for the Period (in thousands)	$3,989	$5,797	$791
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.76%	0.78%	1.03%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.76%	0.78%	1.02%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.99%	2.16%	4.09%
Portfolio Turnover Rate	19%	22%	37%

Class N Shares

	Perkins International Value Fund
For a share outstanding during each year or period ended September 30	2014	2013(3)

Net Asset Value, Beginning of Period	$11.00	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.26(2)	0.08
Net gain/(loss) on investments (both realized and unrealized)	0.36	0.92
Total from Investment Operations	0.62	1.00
Less Distributions:
Dividends (from net investment income)*	(0.10)	–
Distributions (from capital gains)*	(0.10)	–
Total Distributions	(0.20)	–
Net Asset Value, End of Period	$11.42	$11.00
Total Return**	5.68%	10.00%
Net Assets, End of Period (in thousands)	$1,375	$844
Average Net Assets for the Period (in thousands)	$1,119	$595
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	2.16%	11.22%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.99%	1.02%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	2.23%	1.82%
Portfolio Turnover Rate	37%	7%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from May 31, 2012 (inception date) through September 30, 2012.
(2)	Per share amounts are calculated based on average shares outstanding during the year.
(3)	Period from April 1, 2013 (inception date) through September 30, 2013.

See Notes to Financial Statements.

34 | SEPTEMBER 30, 2014

Class S Shares

For a share outstanding during each year or period ended	Perkins Global Value Fund
September 30 and the period ended October 31, 2009	2014	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$14.12	$12.99	$11.68	$11.67	$11.02	$9.44
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.26(3)	0.34	0.22	0.27	0.18	0.16
Net gain/(loss) on investments (both realized and unrealized)	1.17	1.58	1.73	(0.03)	0.64	1.25
Total from Investment Operations	1.43	1.92	1.95	0.24	0.82	1.41
Less Distributions and Other:
Dividends (from net investment income)*	(0.27)	(0.24)	(0.30)	(0.23)	(0.17)	–
Distributions (from capital gains)*	(0.47)	(0.55)	(0.34)	–	–	–
Redemption fees	N/A	N/A	–	–(4)	–	0.17
Total Distributions and Other	(0.74)	(0.79)	(0.64)	(0.23)	(0.17)	0.17
Net Asset Value, End of Period	$14.81	$14.12	$12.99	$11.68	$11.67	$11.02
Total Return**	10.46%	15.56%	17.32%	1.96%	7.51%	16.74%
Net Assets, End of Period (in thousands)	$320	$310	$310	$370	$653	$11
Average Net Assets for the Period (in thousands)	$319	$301	$333	$510	$439	$9
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.26%	1.29%	1.36%	1.36%	1.64%	1.13%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.26%	1.29%	1.35%	1.36%	1.64%	1.09%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.77%	1.60%	1.79%	1.67%	2.34%	1.10%
Portfolio Turnover Rate	19%	22%	37%	51%	49%	62%

Class S Shares

	Perkins International Value Fund
For a share outstanding during each year or period ended September 30	2014	2013(5)

Net Asset Value, Beginning of Period	$10.97	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.19(3)	0.10
Net gain/(loss) on investments (both realized and unrealized)	0.38	0.87
Total from Investment Operations	0.57	0.97
Less Distributions:
Dividends (from net investment income)*	–(6)	–
Distributions (from capital gains)*	(0.10)	–
Total Distributions	(0.10)	–
Net Asset Value, End of Period	$11.44	$10.97
Total Return**	5.27%	9.70%
Net Assets, End of Period (in thousands)	$213	$473
Average Net Assets for the Period (in thousands)	$240	$467
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	2.49%	13.17%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.34%	1.56%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.66%	1.65%
Portfolio Turnover Rate	37%	7%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Per share amounts are calculated based on average shares outstanding during the year.
(4)	Redemption fees aggregated less than $0.005 on a per share basis. Redemption fees were eliminated effective April 2, 2012.
(5)	Period from April 1, 2013 (inception date) through September 30, 2013.
(6)	Less than $0.005 on a per share basis.

See Notes to Financial Statements.

Janus Value Funds | 35

Financial Highlights  (continued)

Class T Shares

For a share outstanding during each year or period ended	Perkins Global Value Fund
September 30 and the year ended October 31	2014	2013	2012	2011	2010(1)	2009

Net Asset Value, Beginning of Period	$14.07	$12.95	$11.66	$11.64	$10.95	$9.36
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.30(2)	0.38	0.27	0.29	0.18	0.23
Net gain/(loss) on investments (both realized and unrealized)	1.16	1.57	1.70	(0.03)	0.66	2.11
Total from Investment Operations	1.46	1.95	1.97	0.26	0.84	2.34
Less Distributions and Other:
Dividends (from net investment income)*	(0.32)	(0.28)	(0.34)	(0.24)	(0.15)	(0.13)
Distributions (from capital gains)*	(0.47)	(0.55)	(0.34)	–	–	(0.62)
Redemption fees	N/A	N/A	–(3)	–(3)	–(3)	–(3)
Total Distributions and Other	(0.79)	(0.83)	(0.68)	(0.24)	(0.15)	(0.75)
Net Asset Value, End of Period	$14.74	$14.07	$12.95	$11.66	$11.64	$10.95
Total Return**	10.74%	15.90%	17.58%	2.18%	7.70%	27.37%
Net Assets, End of Period (in thousands)	$75,318	$53,463	$39,079	$19,582	$20,883	$98,415
Average Net Assets for the Period (in thousands)	$68,538	$41,903	$26,585	$21,082	$48,157	$84,893
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.01%	1.03%	1.12%	1.09%	1.09%	1.31%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.00%	1.03%	1.11%	1.09%	1.09%	1.30%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	2.06%	1.90%	2.02%	2.18%	2.41%	1.05%
Portfolio Turnover Rate	19%	22%	37%	51%	49%	62%

Class T Shares

	Perkins International Value Fund
For a share outstanding during each year or period ended September 30	2014	2013(4)

Net Asset Value, Beginning of Period	$10.99	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.22(2)	0.07
Net gain/(loss) on investments (both realized and unrealized)	0.37	0.92
Total from Investment Operations	0.59	0.99
Less Distributions:
Dividends (from net investment income)*	(0.07)	–
Distributions (from capital gains)*	(0.10)	–
Total Distributions	(0.17)	–
Net Asset Value, End of Period	$11.41	$10.99
Total Return**	5.42%	9.90%
Net Assets, End of Period (in thousands)	$733	$972
Average Net Assets for the Period (in thousands)	$702	$762
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	2.29%	11.54%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.19%	1.27%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.89%	1.48%
Portfolio Turnover Rate	37%	7%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Per share amounts are calculated based on average shares outstanding during the year.
(3)	Redemption fees aggregated less than $0.005 on a per share basis. Redemption fees were eliminated effective April 2, 2012.
(4)	Period from April 1, 2013 (inception date) through September 30, 2013.

See Notes to Financial Statements.

36 | SEPTEMBER 30, 2014

Notes to Financial Statements

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1.	Organization and Significant Accounting Policies

Perkins Global Value Fund and Perkins International Value Fund (individually, a “Fund” and collectively, the “Funds”) are series funds. The Funds are part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The financial statements include information for the year ended September 30, 2014. The Trust offers forty-six funds which include multiple series of shares, with differing investment objectives and policies. The Funds invest primarily in equity securities. Each Fund in this report is classified as diversified, as defined in the 1940 Act.

Each Fund in this report offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms. The maximum purchase in Class C Shares is $500,000 for any single purchase.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus funds. Class D Shares are available only to investors who hold accounts directly with the Janus funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, and bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and nonqualified deferred compensation plans.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital Management LLC (“Janus Capital”) or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Funds and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation
Securities held by the Funds are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). Each Fund will determine the market value of individual securities held by it by using prices provided by one or more professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Certain short-term securities maturing within 60 days or less are valued on an amortized cost basis.

Janus Value Funds | 37

Notes to Financial Statements (continued)

Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. The Funds use systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses
Each Fund bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to each Fund. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications
In the normal course of business, the Funds may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. A Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against a Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations
The Funds do not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and equity risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividend Distributions
The Funds generally declare and distribute dividends of net investment income and realized capital gains (if any) annually.

The Funds may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their

38 | SEPTEMBER 30, 2014

shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Funds distribute such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes
Each Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed each Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Funds’ financial statements. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Valuation Inputs Summary
In accordance with Financial Accounting Standards Board (“FASB”) standard guidance, the Funds utilize the “Fair Value Measurements” to define fair value, establish a framework for measuring fair value, and expand disclosure requirements regarding fair value measurements. The Fair Value Measurement Standard does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. Various inputs are used in determining the value of the Funds’ investments defined pursuant to this standard. These inputs are summarized into three broad levels:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Prices determined using other significant observable inputs. Observable inputs are inputs that reflect the assumptions market participants would use in pricing a security and are developed based on market data obtained from sources independent of the reporting entity. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Debt securities may be valued in accordance with the evaluated bid price supplied by the pricing service and generally categorized as Level 2 in the hierarchy. Securities traded on OTC markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Funds’ Trustees and are categorized as Level 2 in the hierarchy. Short-term securities with maturities of 60 days or less are valued at amortized cost, which approximates market value and are categorized as Level 2 in the hierarchy. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts. The Funds use systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. These are generally categorized as Level 2 in the hierarchy.

Level 3 – Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the factors market participants would use in pricing the security and would be based on the best information available under the circumstances.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Funds since the beginning of the fiscal year.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of September 30, 2014 to value the Funds’ investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedules of Investments and Other Information.

The Funds did not hold a significant amount of Level 3 securities as of September 30, 2014.

The following table shows the amounts of transfers between Level 1, Level 2 and Level 3 of the fair value

Janus Value Funds | 39

Notes to Financial Statements (continued)

hierarchy during the year. The Funds recognize transfers between the levels as of the beginning of the fiscal year.

	Transfers Out	Transfers Out
	of Level 1	of Level 2
Fund	to Level 2	to Level 1

Perkins Global Value Fund	$64,846,704	$6,904,029
Perkins International Value Fund	4,656,387	279,203

Financial assets were transferred out of Level 1 to Level 2 since certain foreign equity prices were applied a fair valuation adjustment factor at the end of the current fiscal year and no factor was applied at the end of the prior fiscal year.

Financial assets were transferred out of Level 2 to Level 1 as the current market for the securities with quoted prices are considered active.

2.	Derivative Instruments

The Funds may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Funds may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by one or more of the Funds during the year ended September 30, 2014 is discussed in further detail below. A summary of derivative activity by Fund is reflected in the tables at the end of this section.

The Funds may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative (to earn income and seek to enhance returns) purposes. When the Funds invest in a derivative for speculative purposes, the Funds will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Funds may not use any derivative to gain exposure to an asset or class of assets in which they would be prohibited by their respective investment restrictions from purchasing directly. The Funds’ ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Funds to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks, including, but not limited to, counterparty risk, credit risk, currency risk, equity risk, index risk, interest rate risk, leverage risk, and liquidity risk, as described below.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC, such as options and structured notes, are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs.

OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk. In an effort to mitigate credit risk associated with derivatives traded OTC, the Funds may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, a Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital’s ability to establish and maintain appropriate systems and trading.

In pursuit of their investment objectives, each Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

•	Counterparty Risk – Counterparty risk is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to a Fund.

•	Credit Risk – Credit risk is the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

•	Currency Risk – Currency risk is the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

•	Equity Risk – Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

•	Index Risk – If the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, a Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they

40 | SEPTEMBER 30, 2014

increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

•	Interest Rate Risk – Interest rate risk is the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause a Fund’s net asset value (“NAV”) to likewise decrease, and vice versa.

•	Leverage Risk – Leverage risk is the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. A Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

•	Liquidity Risk – Liquidity risk is the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Forward Foreign Currency Exchange Contracts
A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Funds may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Funds may also invest in forward currency contracts for nonhedging purposes such as seeking to enhance returns. The Funds are subject to currency risk in the normal course of pursuing their investment objectives through their investments in forward currency contracts.

The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in “Net realized gain/(loss) from investments and foreign currency transactions” on the Statements of Operations (if applicable).

During the year, Perkins Global Value Fund entered into forward contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund.

The following table provides average ending monthly currency units on sold forward contracts during the year ended September 30, 2014.

Fund	Sold

Perkins Global Value Fund	1,085,596,615

The following tables, grouped by derivative type, provide information about the fair value and location of derivatives within the Statements of Assets and Liabilities as of September 30, 2014.

Fair Value of Derivative Instruments as of September 30, 2014

Derivatives not accounted	Asset Derivatives
for as hedging instruments	Statements of Assets and Liabilities Location	Fair Value

Perkins Global Value Fund
Currency Contracts	Forward currency contracts	$567,905

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statements of Operations for the year ended September 30, 2014.

The effect of Derivative Instruments on the Statements of Operations for the year ended September 30, 2014

Amount of Net Realized Gain/(Loss) on Derivatives Recognized in Income
Derivatives not accounted for as	Investments and foreign
hedging instruments	currency transactions

Perkins Global Value Fund
Currency Contracts	$952,112

Janus Value Funds | 41

Notes to Financial Statements (continued)

Change in Unrealized Net Appreciation/Depreciation on Derivatives Recognized in Income
Investments, foreign
currency translations and
Derivatives not accounted for as	non-interested Trustees’
hedging instruments	deferred compensation

Perkins Global Value Fund
Currency Contracts	$860,939

Please see the Fund’s Statements of Operations for the Fund’s “Net Realized and Unrealized Gain/(Loss) on Investments.”

3.	Other Investments and Strategies

Additional Investment Risk
The financial crisis that began in 2008 caused a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient each could negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including a Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude a Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) in July 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expands federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Funds and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced severe economic and financial difficulties. As a result, financial markets in the EU have been subject to increased volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on a Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties
Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to a Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to a Fund. A Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of a Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the “Offsetting Assets and Liabilities” section of this Note for further details.

A Fund may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, cash sweep

42 | SEPTEMBER 30, 2014

arrangements whereby a Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. A Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that a Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Emerging Market Investing
Each Fund may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging market countries.” Investing in emerging markets may involve certain risks and considerations not typically associated with investing in the United States and imposes risks greater than, or in addition to, the risks associated with investing in securities of more developed foreign countries. Emerging markets securities are exposed to a number of additional risks, which may result from less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on the Funds’ investments. In addition, the Funds’ investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Funds’ investments. To the extent that a Fund invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Fund’s performance.

Offsetting Assets and Liabilities
The Funds present gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statements of Assets and Liabilities.

In order to better define its contractual rights and to secure rights that will help a Fund mitigate its counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs OTC derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, in the event of a default and/or termination event, a Fund may offset with each counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. Note that for financial reporting purposes, a Fund does not offset certain derivative financial instruments’ payables and receivables and related collateral on the Statements of Assets and Liabilities.

The following tables present gross amounts of recognized assets and liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see either the “Fair Value of Derivative Instruments as of September 30, 2014” table located in Note 2 of these Notes to Financial Statements and/or the applicable Fund’s Schedule of Investments.

Offsetting of Financial Assets and Derivative Assets
Perkins Global Value Fund

	Gross Amounts
Counterparty	of Recognized Assets	Offsetting Asset or Liability(a)	Collateral Pledged(b)	Net Amount

Credit Suisse International	$73,964	$–	$–	$73,964
HSBC Securities (USA), Inc.	182,167	–	–	182,167
ING Financial Markets LLC	20,700,000	–	(20,700,000)	–
JPMorgan Chase & Co.	114,959	–	–	114,959
RBC Capital Markets Corp.	196,815	–	–	196,815

Total	$21,267,905	$–	$(20,700,000)	$567,905

Janus Value Funds | 43

Notes to Financial Statements (continued)

Perkins International Value Fund

	Gross Amounts
Counterparty	of Recognized Assets	Offsetting Asset or Liability(a)	Collateral Pledged(b)	Net Amount

ING Financial Markets LLC	$1,000,000	$–	$(1,000,000)	$–

(a)	Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statements of Assets and Liabilities.
(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and fluctuate in value.

All repurchase agreements are transacted under legally enforceable master repurchase agreements that give a Fund, in the event of default by the counterparty, the right to liquidate securities held and to offset receivables and payables with the counterparty. Repurchase agreements held by a Fund are fully collateralized, and such collateral is in the possession of the Fund’s custodian or, for tri-party agreements, the custodian designated by the agreement. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest.

A Fund does not exchange collateral on its forward currency contracts with its counterparties; however, a Fund will segregate cash or high-grade securities in an amount at all times equal to or greater than a Fund’s commitment with respect to these contracts. Such segregated assets, if with the Fund’s custodian, are denoted on the accompanying Schedule of Investments and are evaluated daily to ensure their market value equals or exceeds the current market value of a Fund’s corresponding forward currency contracts.

Real Estate Investing
The Funds may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Repurchase Agreements
Repurchase agreements held by a Fund are fully collateralized, and such collateral is in the possession of the Fund’s custodian or, for tri-party agreements, the custodian designated by the agreement. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

4.	Investment Advisory Agreements and Other Transactions with Affiliates

Each Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects each Fund’s contractual investment advisory fee rate or base fee rate, as applicable (expressed as an annual rate).

		Contractual
	Average Daily	Investment
	Net Assets	Advisory Fee/
Fund	of the Fund	Base Fee (%)

Perkins Global Value Fund	N/A	0.64
Perkins International Value Fund	All Asset Levels	0.80

For Perkins Global Value Fund, the investment advisory fee rate is determined by calculating a base fee and applying a performance adjustment. The base fee rate is the same as the contractual investment advisory fee rate shown in the table above. The performance adjustment either increases or decreases the base fee depending on how well the Fund has performed relative to its benchmark index, as shown below:

Fund	Benchmark Index

Perkins Global Value Fund	MSCI World IndexSM

The calculation of the performance adjustment applies as follows:

Investment Advisory Fee = Base Fee Rate +/- Performance Adjustment

The investment advisory fee rate paid to Janus Capital by the Fund listed above consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Fund’s average daily net assets during the previous month (“Base Fee Rate”), plus or minus (2) a performance-fee adjustment (“Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund’s average daily net assets during the applicable performance measurement period.

44 | SEPTEMBER 30, 2014

The Fund’s prospectuses and statement of additional information contain additional information about performance-based fees. The amount shown as advisory fees on the Statements of Operations reflects the Base Fee Rate plus/minus any Performance Adjustment. The performance adjusted investment advisory fee rate before any waivers and/or reimbursements of expenses for the year ended September 30, 2014 is below:

Performance Adjusted
Investment Advisory
Fund	Fee Rate (%)

Perkins Global Value Fund	0.64

Perkins Investment Management LLC (“Perkins”) serves as subadviser to the Funds. Janus Capital pays Perkins a subadvisory fee equal to 50% of the investment advisory fee paid by the Funds to Janus Capital (calculated after any applicable performance fee adjustment, fee waivers, and expense reimbursements). The subadvisory fee paid by Janus Capital to Perkins adjusts up or down based on Perkins Global Value Fund’s performance relative to its benchmark index over the performance measurement period.

Perkins or its predecessors have been in the investment management business since 1984 and serves as investment adviser or subadviser to other Janus registered investment companies and other accounts. Janus Capital owns 100% of Perkins.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Funds’ transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Funds.

Certain, but not all, intermediaries charge administrative fees to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Funds to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Funds, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Funds. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships.

Class D Shares pay an annual administrative services fee of 0.12% of net assets. These administrative services fees are paid by Class D Shares for shareholder services provided by Janus Services.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of Class S Shares and Class T Shares of the Funds for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Funds. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of each Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital.

Janus Services is compensated for its services related to Class D Shares, and receives reimbursement for its out-of-pocket costs on all other share classes. Included in out-of-pocket expenses are the expenses Janus Services incurs for serving as transfer agent and providing servicing to shareholders.

Under separate distribution and shareholder servicing plans (each, a “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Funds may pay the Trust’s distributor, Janus Distributors LLC, a wholly-owned subsidiary of Janus Capital, a fee at an annual rate of up to 0.25% of the Class A Shares average daily net assets, of up to 1.00% of the Class C Shares average daily net assets, and of up to 0.25% of the Class S Shares average daily net assets. Under the terms of each Plan, the Trust is authorized to make payments to Janus Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Funds. Payments under each Plan are not tied exclusively to actual distribution and shareholder service expenses, and the payments may exceed distribution and shareholder service expenses actually incurred by the

Janus Value Funds | 45

Notes to Financial Statements (continued)

Funds. If any of the Fund’s actual distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “Distribution fees and shareholder servicing fees” in the Statements of Operations.

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund listed below or reimburse expenses in an amount equal to the amount, if any, that the Fund’s normal operating expenses in any fiscal year, including the investment advisory fee, but excluding any performance adjustments to management fees, the distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, and Class S Shares), administrative services fees payable pursuant to the Transfer Agency Agreement, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate shown below. Janus Capital has agreed to continue the waiver until at least February 1, 2015. If applicable, amounts reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statements of Operations.

Expense
Fund	Limit (%)

Perkins International Value Fund	0.98

For a period of three years subsequent to Perkins International Value Fund’s commencement of operations, Janus Capital may recover from the Fund certain fees and expenses previously waived or reimbursed, which could then be considered a deferral, if the Fund’s expense ratio, including recovered expenses, falls below the expense limit. During the year ended September 30, 2014, Janus Capital reimbursed the Fund $129,839 of fees and expenses that are eligible for recoupment. As of September 30, 2014, the aggregate amount of recoupment that may potentially be made by the Fund to Janus Capital is $351,452. The recoupment of such reimbursements expires April 1, 2016.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Funds. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Funds as unrealized appreciation/(depreciation) and is shown as of September 30, 2014 on the Statements of Assets and Liabilities as an asset, “Non-interested Trustees’ deferred compensation,” and a liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statements of Assets and Liabilities. Deferred compensation expenses for the year ended September 30, 2014 are included in “Non-interested Trustees’ fees and expenses” on the Statements of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $283,000 were paid by the Trust to a Trustee under the Deferred Plan during the year ended September 30, 2014.

Certain officers of the Funds may also be officers and/or directors of Janus Capital. Each Fund indirectly pays for the salaries, fees, and expenses of certain Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Funds. Administration costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital (or the subadviser) provides to each Fund. Some expenses related to compensation payable to the Funds’ Chief Compliance Officer and compliance staff are shared with the Funds. Total compensation of $522,703 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended September 30, 2014. Each Fund’s portion is reported as part of “Other expenses” on the Statements of Operations.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Funds. The sales charge is allocated between Janus Distributors and financial intermediaries. During the year ended September 30, 2014, Janus Distributors retained the following upfront sales charges:

Upfront
Fund (Class A Shares)	Sales Charge

Perkins Global Value Fund	$12,878

46 | SEPTEMBER 30, 2014

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived, as discussed in the Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Distributors during the year ended September 30, 2014.

Class C Shares include a 1.00% CDSC paid by redeeming shareholders to Janus Distributors. The CDSC applies to shares redeemed within 12 months of purchase. The redemption price may differ from the NAV per share. During the year ended September 30, 2014, redeeming shareholders of Class C Shares paid the following CDSCs:

Fund (Class C Shares)	CDSC

Perkins Global Value Fund	$1,234

The Funds’ expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in “Expense and Fee Offset” on the Statements of Operations (if applicable). The Funds could have employed the assets used by the custodian and/or transfer agent to produce income if they had not entered into an expense offset arrangement.

As of September 30, 2014, shares of the Funds were owned by Janus Capital and/or other funds advised by Janus Capital, as indicated in the table below:

	% of Class	% of Fund
Fund	Owned	Owned

Perkins International Value Fund - Class A Shares	83%	2%
Perkins International Value Fund - Class C Shares	84	2
Perkins International Value Fund - Class D Shares	–	–
Perkins International Value Fund - Class I Shares	–	–
Perkins International Value Fund - Class N Shares	36	4
Perkins International Value Fund - Class S Shares	100	2
Perkins International Value Fund - Class T Shares	–	–

5.	Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Funds must satisfy under the income tax regulations; (2) losses or deductions the Funds may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences consist of deferred compensation and foreign currency contract adjustments. The Funds have elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

	Undistributed	Undistributed		Loss Deferrals		Other Book
	Ordinary	Long-Term	Accumulated	Late-Year	Post-October	to Tax	Net Tax
Fund	Income	Gains	Capital Losses	Ordinary Loss	Capital Loss	Differences	Appreciation

Perkins Global Value Fund	$5,715,875	$8,818,057	$–	$–	$–	$(28,846)	$27,704,385
Perkins International Value Fund	397,738	142,178	–	–	–	(1,671)	295,817

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of September 30, 2014 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in passive foreign investment companies.

	Federal Tax	Unrealized	Unrealized
Fund	Cost	Appreciation	(Depreciation)

Perkins Global Value Fund	$225,794,223	$35,253,185	$(7,548,800)
Perkins International Value Fund	10,860,930	782,934	(487,117)

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to

Janus Value Funds | 47

Notes to Financial Statements (continued)

differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended September 30, 2014

	Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Fund	Income	Capital Gains	Capital	Loss

Perkins Global Value Fund	$6,594,126	$5,267,016	$–	$–
Perkins International Value Fund	160,124	–	–	–

For the year or period ended September 30, 2013

Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Fund	Income	Capital Gains	Capital	Loss

Perkins Global Value Fund	$3,527,113	$5,121,435	$–	$–
Perkins International Value Fund(1)	–	–	–	–

(1)	Period from April 1, 2013 (inception date) through September 30, 2013.

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. The following reclassifications have been made to the Funds:

		Increase/(Decrease)	Increase/(Decrease)
	Increase/(Decrease)	to Undistributed Net	to Undistributed Net
Fund	to Capital	Investment Income/Loss	Realized Gain/Loss

Perkins Global Value Fund	$–	$532,719	$(532,719)
Perkins International Value Fund	–	21,221	(21,221)

6.	Capital Share Transactions

	Perkins Global		Perkins International
	Value Fund		Value Fund
For each year or period ended September 30	2014	2013(1)	2014	2013(1)(2)

Transactions in Fund Shares – Class A Shares:
Shares sold	1,342,763	945,987	–	46,237
Reinvested dividends and distributions	83,208	56,306	274	–
Shares repurchased	(1,330,967)	(243,358)	(26,445)	–
Net Increase/(Decrease) in Fund Shares	95,004	758,935	(26,171)	46,237
Shares Outstanding, Beginning of Period	1,564,691	805,756	46,237	–
Shares Outstanding, End of Period	1,659,695	1,564,691	20,066	46,237
Transactions in Fund Shares – Class C Shares:
Shares sold	563,970	264,322	3,604	42,857
Reinvested dividends and distributions	14,653	4,496	199	–
Shares repurchased	(58,097)	(27,481)	(24,441)	–
Net Increase/(Decrease) in Fund Shares	520,526	241,337	(20,638)	42,857
Shares Outstanding, Beginning of Period	312,072	70,735	42,857	–
Shares Outstanding, End of Period	832,598	312,072	22,219	42,857

48 | SEPTEMBER 30, 2014

	Perkins Global		Perkins International
	Value Fund		Value Fund
For each year or period ended September 30	2014	2013(1)	2014	2013(1)(2)

Transactions in Fund Shares – Class D Shares:
Shares sold	749,116	1,079,029	154,859	138,816
Reinvested dividends and distributions	374,168	399,517	1,841	–
Shares repurchased	(996,132)	(845,369)	(81,967)	(7,839)
Net Increase/(Decrease) in Fund Shares	127,152	633,177	74,733	130,977
Shares Outstanding, Beginning of Period	6,741,751	6,108,574	130,977	–
Shares Outstanding, End of Period	6,868,903	6,741,751	205,710	130,977
Transactions in Fund Shares – Class I Shares:
Shares sold	3,584,904	1,459,231	457,205	237,797
Reinvested dividends and distributions	79,264	11,119	9,482	–
Shares repurchased	(802,557)	(105,789)	(67,237)	(2,876)
Net Increase/(Decrease) in Fund Shares	2,861,611	1,364,561	399,450	234,921
Shares Outstanding, Beginning of Period	1,634,616	270,055	234,921	–
Shares Outstanding, End of Period	4,496,227	1,634,616	634,371	234,921
Transactions in Fund Shares – Class N Shares:
Shares sold	50,017	59,673	43,945	76,754
Reinvested dividends and distributions	23,519	31,054	1,390	–
Shares repurchased	(288,203)	(73,236)	(1,706)	–
Net Increase/(Decrease) in Fund Shares	(214,667)	17,491	43,629	76,754
Shares Outstanding, Beginning of Period	433,616	416,125	76,754	–
Shares Outstanding, End of Period	218,949	433,616	120,383	76,754
Transactions in Fund Shares – Class S Shares:
Shares sold	2,712	324	–	47,594
Reinvested dividends and distributions	1,147	1,481	175	–
Shares repurchased	(4,199)	(3,686)	(24,749)	(4,432)
Net Increase/(Decrease) in Fund Shares	(340)	(1,881)	(24,574)	43,162
Shares Outstanding, Beginning of Period	21,963	23,844	43,162	–
Shares Outstanding, End of Period	21,623	21,963	18,588	43,162
Transactions in Fund Shares – Class T Shares:
Shares sold	2,386,459	1,620,879	18,484	88,441
Reinvested dividends and distributions	245,421	181,124	823	–
Shares repurchased	(1,322,693)	(1,019,307)	(43,499)	–
Net Increase/(Decrease) in Fund Shares	1,309,187	782,696	(24,192)	88,441
Shares Outstanding, Beginning of Period	3,799,250	3,016,554	88,441	–
Shares Outstanding, End of Period	5,108,437	3,799,250	64,249	88,441

(1)	Amounts reflect current year presentation. Prior year amounts were disclosed in thousands.
(2)	Period from April 1, 2013 (inception date) through September 30, 2013.

7.	Purchases and Sales of Investment Securities

For the year ended September 30, 2014, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

			Purchases of Long-	Proceeds from Sales
	Purchases of	Proceeds from Sales	Term U.S. Government	of Long-Term U.S.
Fund	Securities	of Securities	Obligations	Government Obligations

Perkins Global Value Fund	$84,767,551	$39,206,264	$–	$–
Perkins International Value Fund	7,092,124	3,432,035	–	–

Janus Value Funds | 49

Notes to Financial Statements (continued)

8.	New Accounting Pronouncements

In June 2013, FASB issued Accounting Standards Update No. 2013-08, Financial Services – Investment Companies (Topic 946): Amendments to the Scope, Measurement and Disclosure Requirements (“ASU 2013-08”). This update sets forth a new approach for determining whether a public or private company is an investment company and sets certain measurement and disclosure requirements for an investment company. FASB has determined that a fund registered under the 1940 Act automatically meets ASU 2013-08’s criteria for an investment company. ASU 2013-08 is effective for interim and annual reporting periods in fiscal years that begin after December 15, 2013. Management does not expect this guidance to have an impact on the Funds’ financial statements.

9.	Subsequent Event

Management has evaluated whether any other events or transactions occurred subsequent to September 30, 2014 and through the date of issuance of the Funds’ financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Funds’ financial statements.

50 | SEPTEMBER 30, 2014

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders
of Janus Investment Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Perkins Global Value Fund and Perkins International Value Fund (two of the funds constituting Janus Investment Fund, hereafter referred to as the “Funds”) at September 30, 2014, the results of each of their operations for the year then ended, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Denver, Colorado
November 14, 2014

Janus Value Funds | 51

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to their portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Funds’ website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding each Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Funds file their complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Funds’ Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 16 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 17, 2013, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from either January 1 or February 1, 2014 through January 1 or February 1, 2015, respectively, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees, net of any waivers.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, communicating with shareholders and overseeing the activities of other service providers,

52 | SEPTEMBER 30, 2014

including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed institutional competitive advantages that should be able to provide superior investment management returns over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by independent data providers, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has improved modestly: for the 36 months ended September 30, 2013, approximately 51% of the Funds were in the top two Lipper quartiles of performance, and for the 12 months ended September 30, 2013, approximately 52% of the Funds were in the top two Lipper quartiles of performance.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Fixed-Income Funds and Money Market Funds

•	For Janus Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Global Bond Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, and its limited performance history.

•	For Janus High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Real Return Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2013 and the first Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance and that the performance trend was improving.

•	For Janus Money Market Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance.

Asset Allocation Funds

•	For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013.

•	For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Janus Value Funds | 53

Additional Information (unaudited) (continued)

•	For Janus Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Alternative Funds

•	For Janus Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, and its limited performance history.

•	For Janus Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Value Funds

•	For Perkins Global Value Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013.

•	For Perkins Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or was taking to improve performance.

•	For Perkins Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or was taking to improve performance.

•	For Perkins Select Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, and its limited performance history.

•	For Perkins Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or was taking to improve performance.

•	For Perkins Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 12 months ended May 31, 2013.

Mathematical Funds

•	For INTECH Global Dividend Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 12 months ended May 31, 2013.

•	For INTECH International Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the first Lipper quartile for the 12 months ended May 31, 2013.

•	For INTECH U.S. Core Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013.

•	For INTECH U.S. Growth Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013.

•	For INTECH U.S. Value Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013.

Growth and Core Funds

•	For Janus Balanced Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013.

54 | SEPTEMBER 30, 2014

•	For Janus Contrarian Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the first Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Enterprise Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Forty Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Growth and Income Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2013 and in the second Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Research Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013.

•	For Janus Triton Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Twenty Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Venture Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013.

Global and International Funds

•	For Janus Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, and its limited performance history.

•	For Janus Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, and its limited performance history.

•	For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013.

•	For Janus Global Research Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Global Select Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Janus Value Funds | 55

Additional Information (unaudited) (continued)

•	For Janus Global Technology Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013.

•	For Janus International Equity Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the first Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Preservation Series

•	For Janus Preservation Series – Global, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, and its limited performance history.

•	For Janus Preservation Series – Growth, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, and its limited performance history.

Janus Aspen Series

•	For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013.

•	For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Aspen Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Aspen Global Allocation Portfolio – Moderate, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2013 and the first Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and that the performance trend was improving.

•	For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the first Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that this was a new Fund and did not yet have extensive performance to evaluate.

•	For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

56 | SEPTEMBER 30, 2014

•	For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Aspen Preservation Series – Growth, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, and its limited performance history.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, the Fund’s performance warranted continuation of the Fund’s investment advisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by independent data providers. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration) fees for many of the Funds, after applicable contractual expense limitations, was below the mean management fee rate of the respective peer group of funds selected by independent data providers. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

In this regard, the independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 17% below the mean total expenses of their respective Lipper Expense Group peers and 29% below the mean total expenses for their Lipper Expense Universes; (3) management fees for the Funds, on average, were 14% below the mean management fees for their Expense Groups and 16% below the mean for their Expense Universes; and (4) Janus fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered how the total expenses for each share class of each Fund compared to the mean total expenses for its Lipper Expense Group peers and to mean total expenses for its Lipper Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional and subadvised accounts; (2) these institutional and subadvised accounts have different service and infrastructure needs; and (3) the average spread between management fees

Janus Value Funds | 57

Additional Information (unaudited) (continued)

charged to the Funds and those charged to Janus Capital’s institutional and subadvised accounts is reasonable relative to the average spreads seen in the industry.

The Trustees considered the fees for each Fund for its fiscal year ended in 2012, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers:

Fixed-Income Funds and Money Market Funds

•	For Janus Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Real Return Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Government Money Market Fund, the Trustees noted that the Fund’s total expenses exceeded the peer group mean for both share classes. The Trustees considered that management fees for this Fund are higher than the peer group mean due to the Fund’s management fee including other costs, such as custody and transfer agent services, while many funds in the peer group pay these expenses separately from their management fee. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee.

•	For Janus Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee.

Asset Allocation Funds

•	For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Allocation Fund – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Global Allocation Fund – Moderate, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Alternative Funds

•	For Janus Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Value Funds

•	For Perkins Global Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Perkins Large Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed

58 | SEPTEMBER 30, 2014

to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Perkins Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Select Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Value Plus Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Mathematical Funds

•	For INTECH Global Dividend Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For INTECH International Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH U.S. Core Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH U.S. Growth Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For INTECH U.S. Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Growth and Core Funds

•	For Janus Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Contrarian Fund, the Trustees noted that the Fund’s total expenses were below or the same as the peer group mean for all share classes.

•	For Janus Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Janus Value Funds | 59

Additional Information (unaudited) (continued)

•	For Janus Research Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable.

•	For Janus Triton Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Twenty Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Venture Fund, the Trustees noted that the Fund’s total expenses were below or the same as the peer group mean for all share classes.

Global and International Funds

•	For Janus Asia Equity Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Emerging Markets Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Research Fund (formerly named Janus Worldwide Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Global Technology Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable.

•	For Janus International Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Preservation Series

•	For Janus Preservation Series – Global, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Preservation Series – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Janus Aspen Series

•	For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Flexible Bond Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Global Allocation Portfolio-Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for its sole share class.

60 | SEPTEMBER 30, 2014

•	For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Preservation Series – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized in allocating various expenses of Janus Capital and its affiliates among the Funds and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was not unreasonable.

In this regard, the independent fee consultant found that, while assessing the reasonableness of expenses in light of Janus Capital’s profits is dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons are limited in accuracy by differences in complex size, business mix, institutional account orientation, and other factors, after accepting these limitations, the level of profit earned by Janus Capital from managing the Funds is reasonable.

The Trustees concluded that the management fees and other compensation payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that the overall expense ratio of each Fund was reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints, the base management fee rate paid by most of the Funds, before any adjustment for performance and after any contractual expense limitations, was below the mean management fee rate of the Fund’s peer group identified by independent data providers; and, for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of many of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

In this regard, the independent fee consultant concluded that, based on analysis it completed, and given the limitations in these analytical approaches and their

Janus Value Funds | 61

Additional Information (unaudited) (continued)

conflicting results, it could not confirm or deny the existence of economies of scale in the Janus complex. Further, the independent fee consultant provided its belief that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on their portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital. The Trustees concluded that Janus Capital’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital. They further concluded that the success of any Fund could attract other business to Janus Capital or other Janus funds, and that the success of Janus Capital could enhance Janus Capital’s ability to serve the Funds.

62 | SEPTEMBER 30, 2014

Useful Information About Your Fund Report (unaudited)

1.	Management Commentary

The Management Commentary in this report includes valuable insight from each of the Fund’s managers as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. The Fund’s managers may allocate a company to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was September 30, 2014. As the investing environment changes, so could opinions. These views are unique and aren’t necessarily shared by fellow employees or by Janus in general.

2.	Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices.

When comparing the performance of the Fund with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained the Fund invested in the index.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

3.	Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund’s exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options and swaps follow the Fund’s Schedule of Investments (if applicable).

4.	Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the

Janus Value Funds | 63

Useful Information About Your Fund Report (unaudited) (continued)

Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

5.	Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

6.	Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

7.	Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Don’t confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it doesn’t take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume

64 | SEPTEMBER 30, 2014

of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio managers. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

Janus Value Funds | 65

Designation Requirements (unaudited)

For federal income tax purposes, the Funds designated the following for the year ended September 30, 2014:

Capital Gain Distributions

Fund

Perkins Global Value Fund	$5,267,016

Foreign Taxes Paid and Foreign Source Income

Fund	Foreign Taxes Paid	Foreign Source Income

Perkins International Value Fund	$28,563	$392,128

Dividends Received Deduction Percentage

Fund

Perkins Global Value Fund	41%

Qualified Dividend Income Percentage

Fund

Perkins Global Value Fund	100%
Perkins International Value Fund	91

66 | SEPTEMBER 30, 2014

Trustees and Officers (unaudited)

The Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Pursuant to the Governance Procedures and Guidelines, Trustees are required to retire no later than the end of the calendar year in which the Trustee turns 72. The Trustees review the Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Trust’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Aspen Series. Collectively, these two registered investment companies consist of 58 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the may also be officers and/or directors of Janus Capital. officers receive no compensation from the , except for the Chief Compliance Officer, as authorized by the Trustees.

TRUSTEES

Other Directorships
			Principal Occupations	Number of Portfolios/Funds	Held by Trustee
	Positions Held	Length of	During the Past Five	in Fund Complex	During the Past Five
Name, Address, and Age	with the Trust	Time Served	Years	Overseen by Trustee	Years

Independent Trustees

William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Chief Executive Officer, Imprint Capital (impact investment firm) (since 2013), and Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations). Formerly, Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	58	Chairman of the Board and Director of The Investment Fund for Foundations Investment Program (TIP) (consisting of 2 funds), and Director of the F.B. Heron Foundation (a private grantmaking foundation).

Janus Value Funds | 67

Trustees and Officers (unaudited) (continued)

TRUSTEES (continued)

Other Directorships
			Principal Occupations	Number of Portfolios/Funds	Held by Trustee
	Positions Held	Length of	During the Past Five	in Fund Complex	During the Past Five
Name, Address, and Age	with the Trust	Time Served	Years	Overseen by Trustee	Years

Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Trustee	1/13-Present	Managing Director, Institutional Markets, of Dividend Capital Group (private equity real estate investment management firm) (since 2012). Formerly, Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	58	Director of MotiveQuest LLC (strategic social market research company) (since 2003), and Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of Nuveen Global Investors LLC (2007-2011); Director of Communities in Schools (2004-2010); and Director of Mutual Fund Education Alliance (until 2010).

William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Managing Member and Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Venture Partner for The Edgewater Funds (a middle market private equity firm) (2002-2004); Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000); and Chief Investment Officer of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	58	Managing Trustee of National
Retirement Partners Liquidating Trust (since 2013). Formerly, Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013); Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009); Director of RemedyTemp, Inc. (temporary help services company) (1996-2006); and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

68 | SEPTEMBER 30, 2014

TRUSTEES (continued)

					Other Directorships
			Principal Occupations	Number of Portfolios/Funds	Held by Trustee
	Positions Held	Length of	During the Past Five	in Fund Complex	During the Past Five
Name, Address, and Age	with the Trust	Time Served	Years	Overseen by Trustee	Years

James T. Rothe 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital SBIC, L.P. (SBA SBIC fund focusing on private investment in public equity firms), and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004), and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	58	Formerly, Director of Red Robin Gourmet Burgers, Inc. (RRGB) (2004- 2014).

William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	6/84-Present	Retired. Formerly, Corporate Vice President and General Manager of MKS Instruments - HPS Products, Boulder, CO (a manufacturer of vacuum fittings and valves) and PMFC Division, Andover, MA (manufacturing pressure measurement and flow products) (1976-2012).	58	None

Janus Value Funds | 69

Trustees and Officers (unaudited) (continued)

TRUSTEES (continued)

Other Directorships
			Principal Occupations	Number of Portfolios/Funds	Held by Trustee
	Positions Held	Length of	During the Past Five	in Fund Complex	During the Past Five
Name, Address, and Age	with the Trust	Time Served	Years	Overseen by Trustee	Years

Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	58	Director of Chicago Community Trust (Regional Community Foundation), Chicago Council on Global Affairs, The Field Museum of Natural History (Chicago, IL), InnerWorkings (U.S. provider of print procurement solutions to corporate clients), Lurie Children’s Hospital (Chicago, IL), Rehabilitation Institute of Chicago, Walmart, and Wrapports, LLC (digital communications company). Formerly, Director of Chicago Convention & Tourism Bureau (until 2014).

Trustee Consultant

Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Consultant	6/14-Present	Senior Vice President, Albright Stonebridge Group LLC (global strategy firm) (since 2011). Formerly, Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	N/A	None

70 | SEPTEMBER 30, 2014

OFFICERS

	Positions Held	Term of Office* and	Principal Occupations
Name, Address, and Age	with the Trust	Length of Time Served	During the Past Five Years

Stephanie Grauerholz 151 Detroit Street Denver, CO 80206 DOB: 1970	Chief Legal Counsel and Secretary Vice President	1/06-Present 3/06-Present	Vice President and Assistant General Counsel of Janus Capital and Vice President and Assistant Secretary of Janus Distributors LLC.

Bruce L. Koepfgen 151 Detroit Street Denver, CO 80206 DOB: 1952	President and Chief Executive Officer	7/14-Present	President of Janus Capital Group Inc. and Janus Capital Management LLC (since August 2013); Executive Vice President and Director of Janus International Holding LLC
(since August 2011); Executive Vice President of Janus Distributors LLC and Janus Services LLC (since July 2011); Executive Vice President and Working Director of INTECH Investment Management LLC (since July 2011); Executive Vice President and Director of Perkins Investment Management LLC (since July 2011); and Executive Vice President and Director of Janus Management Holdings Corporation (since May 2011). Formerly, Executive Vice President of Janus Capital Group Inc. and Janus Capital Management LLC (May 2011-July 2013); Chief Financial Officer of Janus Capital Group Inc., Janus Capital Management LLC, Janus Distributors LLC, Janus Management Holdings Corporation, and Janus Services LLC (July 2011-July 2013); and Co-Chief Executive Officer of Allianz Global Investors Management Partners and Chief Executive Officer of Oppenheimer Capital (2003-2009).

David R. Kowalski 151 Detroit Street Denver, CO 80206 DOB: 1957	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	6/02-Present	Senior Vice President and Chief Compliance Officer of Janus Capital, Janus Distributors LLC, and Janus Services LLC; Vice President of INTECH Investment Management LLC and Perkins Investment Management LLC; and Director of The Janus Foundation.

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital and Janus Services LLC.

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

Janus Value Funds | 71

Notes

72 | SEPTEMBER 30, 2014

Notes

Janus Value Funds | 73

Janus provides access to a wide range of investment disciplines.

Alternative
Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation
Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Fixed Income
Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International
Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth & Core
Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core funds seek investments in more stable and predictable companies. Our core funds look for a strategic combination of steady growth and, for certain funds, some degree of income.

Mathematical
Our mathematical funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Our value funds, managed by Perkins (a Janus subsidiary), seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus).

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS (52687) (or 800.525.3713 if you hold Shares directly with Janus); or download the file from janus.com/info (or janus.com/reports if you hold Shares directly with Janus). Read it carefully before you invest or send money.

Funds distributed by Janus Distributors LLC

Investment products offered are:	NOT FDIC-INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

C-1114-74423	125-02-02800 11-14

Item 2 - Code of Ethics
As of the end of the period covered by this Form N-CSR, the Registrant has adopted a Code of Ethics (as defined in Item 2(b) of Form N-CSR), which is posted on the Registrant’s website: janus.com. Registrant intends to post any amendments to, or waivers from (as defined in Item 2 of Form N-CSR), such code on janus.com within five business days following the date of such amendment or waiver.
Item 3 - Audit Committee Financial Expert
Janus Investment Fund’s Board of Trustees has determined that the following members of Janus Investment Fund’s Audit Committee are “audit committee financial experts,” as defined in Item 3 to Form N-CSR: William D. Cvengros (Chairman) and William D. Stewart who are each “independent” under the standards set forth in Item 3 to Form N-CSR.
Item 4 - Principal Accountant Fees and Services
The following table shows the amount of fees that PricewaterhouseCoopers LLP (“Auditor”), Janus Investment Fund’s (the “Fund”) auditor, billed to the Fund during the Fund’s last two fiscal years. For the reporting periods, the Audit Committee approved in advance all audit services and non-audit services that Auditor provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to Auditor during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.
Services that the Fund’s Auditor Billed to the Fund

Fiscal Year Ended	Audit Fees	Audit-Related	Tax Fees	All Other Fees
September 30	Billed to Fund	Fees Billed to Fund	Billed to Fund	Billed to Fund
2014	$860,789	$0	$220,878	$0
Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%
2013	$860,871	$9,540	$355,774	$4,240
Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%
The above “Audit Fees” were billed for amounts related to the audit of the Fund’s financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. The above “Audit-Related Fees” were billed for amounts related to semi-annual financial statement disclosure review. The above “Tax Fees” were billed for amounts related to tax compliance, tax planning, tax advice, and corporate actions review.

Services that the Fund’s Auditor Billed to the Adviser
and Affiliated Fund Service Providers
The following table shows the amount of fees billed by Auditor to Janus Capital Management LLC (the “Adviser”), and any entity controlling, controlled by or under common control with the Adviser (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.
The table also shows the percentage of fees, if any, subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to Auditor by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal years in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the Fund’s audit is completed.

	Audit-Related		All Other Fees
	Fees Billed to	Tax Fees Billed to	Billed to Adviser
	Adviser and	Adviser and	and Affiliated
Fiscal Year Ended	Affiliated Fund	Affiliated Fund	Fund Service
September 30	Service Providers	Service Providers	Providers
2014	$46,931	$0	$0
Percentage approved pursuant to pre-approval exception	0%	0%	0%
2013	$64,349	$5,055	$4,240
Percentage approved pursuant to pre-approval exception	0%	0%	0%
The above “Audit-Related Fees” were billed for amounts related to semi-annual financial statement disclosure review, and internal control examination.
Non-Audit Services
The following table shows the amount of fees that Auditor billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee is required to pre-approve non-audit services that Auditor provides to the Adviser and any Affiliated Fund Service Provider, if the engagement relates directly to the Fund’s operations and financial reporting (except for those subject to the pre-approval exception described above). The Audit Committee requested and received information from Auditor about any non-audit services that Auditor rendered during the Fund’s last fiscal years to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating Auditor’s independence.

Total Non-Audit Fees
billed to Adviser and
		Affiliated Fund Service	Total Non-Audit
		Providers(engagements	Fees billed to
		related directly to the	Adviser and
	Total	operations and	Affiliated Fund
	Non-Audit Fees	financial reporting of	Service Providers
Fiscal Year Ended	Billed to the Fund	the Fund)	(all other engagements)	Total of (A), (B)
September 30	(A)	(B)	(C)	and (C)1
2014	$0	$0	$0	$0
2013	$0	$0	$0	$0

1.	The Audit Committee also considered amounts billed by Auditor to all other Control Affiliates in evaluating Auditor’s independence.

Pre-Approval Policies
The Fund’s Audit Committee Charter requires the Fund’s Audit Committee to pre-approve any engagement of Auditor (i) to provide Audit or Non-Audit Services to the Fund or (ii) to provide non-audit services to Adviser or any Affiliated Fund Service Provider, if the engagement relates directly to the operations and financial reporting of the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X. The Chairman of the Audit Committee or, if the Chairman is unavailable, another member of the Audit Committee who is an independent Trustee, may grant the pre-approval. All such delegated pre- approvals must be presented to the Audit Committee no later than the next Audit Committee meeting.

Item 5 -	Audit Committee of Listed Registrants
Not applicable.

Item 6 -	Investments
(a)	Schedule of Investments is contained in the Reports to Shareholders included under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7 -	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies
Not applicable to this Registrant.

Item 8 -	Portfolio Managers of Closed-End Management Investment Companies
Not applicable to this Registrant.

Item 9 -	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers
Not applicable to this Registrant.

Item 10 -	Submission of Matters to a Vote of Security Holders
There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11 -	Controls and Procedures
(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have evaluated the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) within 90 days of this filing and have concluded that the Registrant’s disclosure controls and procedures were effective, as of that date.

(b)	There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12 -	Exhibits
(a)(1)	Not applicable because the Registrant has posted its Code of Ethics (as defined in Item 2(b) of Form N-CSR) on its website pursuant to paragraph (f)(2) of Item 2 of Form N-CSR.

(a)(2)	Separate certifications for the Registrant’s Principal Executive Officer and Principal Financial Officer, as required under Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached as Ex99.CERT.

(a)(3)	Not applicable to this Registrant.

(b)	A certification for the Registrant’s Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, is attached as Ex99.906CERT.

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Janus Investment Fund

By:	/s/ Bruce Koepfgen
Bruce Koepfgen,
President and Chief Executive Officer of Janus Investment Fund
(Principal Executive Officer)
Date: November 28, 2014
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Bruce Koepfgen
Bruce Koepfgen,
President and Chief Executive Officer of Janus Investment Fund
(Principal Executive Officer)
Date: November 28, 2014

By:	/s/ Jesper Nergaard
Jesper Nergaard,
Vice President, Chief Financial Officer, Treasurer and Principal
Accounting Officer of Janus Investment Fund
(Principal Accounting Officer and Principal Financial Officer)
Date: November 28, 2014